UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________

SCHEDULE 14A
____________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

SOFTWARE ACQUISITION GROUP INC.

(Name of Registrant as Specified In Its Charter)

______________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.
☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
Not Applicable
	(2)	Aggregate number of securities to which transaction applies:
Not Applicable
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
Not Applicable
	(4)	Proposed maximum aggregate value of transaction:
$232,051,323(1)
	(5)	Total fee paid:
$33,365(2)
☒	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

____________

(1)      Our estimate of the transaction value is based upon a base exchange value of $302,098,500 and estimated cash and working capital (net of debt) of $14,952,823, net of a minimum of $60,000,000 in cash in trust of the registrant, in each case calculated in accordance with the merger agreement.

(2)      The amount is the product of $257,051,323 multiplied by the Securities and Exchange Commission’s filing fee of $129.80 per million, rounded up to the nearest dollar.

SOFTWARE ACQUISITION GROUP INC.
1980 Festival Plaza Drive, Ste. 300
Las Vegas, Nevada

Dear Stockholder:

On August 10, 2020, Software Acquisition Group Inc. (“Software Acquisition Group”), and CS Merger Sub, Inc. (“Merger Sub”) a wholly owned subsidiary of Software Acquisition Group, entered into an Agreement and Plan of Merger (as it may be amended and/or restated from time to time, the “merger agreement”) with CuriosityStream Inc. (“CuriosityStream”) and Hendricks Factual Media LLC, as the majority stockholder of CuriosityStream (“HFM”). If the issuance of Class A common stock (“Class A Common Stock”) by Software Acquisition Group as the merger consideration is approved by Software Acquisition Group’s stockholders, and the merger is subsequently completed, Merger Sub will merge with and into CuriosityStream with CuriosityStream surviving the merger as a wholly owned subsidiary of Software Acquisition Group (the “merger”).

Immediately prior to the effective time of the merger, each outstanding share of CuriosityStream preferred stock (other than shares owned by CuriosityStream as treasury stock) will be converted to shares of CuriosityStream common stock, in accordance with the certificate of designation of the CuriosityStream preferred stock as amended to the date of the merger, and at the effective time of the merger, each outstanding share of CuriosityStream common stock (other than shares owned by CuriosityStream as treasury stock or dissenting shares) will be converted into the right to receive a number of shares of Class A Common Stock equal to (i)(a)(x) $302,098,500 divided by (y) an amount equal to the value of the funds in Software Acquisition Group’s Trust Account (net of certain taxes payable) as of the close of business on the business day prior to closing divided by the number of outstanding shares of Class A Common Stock (the amount in this clause (a)(y) being referred to as the “Reference Price”), plus (if positive) or minus (if negative) (b)(x) an amount equal to the sum of estimated working capital and closing cash of CuriosityStream net of estimated indebtedness of CuriosityStream and amounts being escrowed for working capital adjustments to be performed post-closing and indemnification obligations of CuriosityStream (the amount in this clause (b)(x) being referred to as the “Adjustment Amount”), divided by (y) the Reference Price, divided by (ii) the number of shares of common stock outstanding at the effective time of the merger. The number resulting from this calculation is referred to as the “exchange ratio.” Assuming that the merger effective date were September 21, 2020 and that CuriosityStream had no net working capital, cash or indebtedness, the exchange ratio would have been 0.64 shares of Class A Common Stock for each share of CuriosityStream common stock, except for any resulting fractional shares of Class A Common Stock (which will be rounded to the nearest whole share, with a fraction of 0.5 outstanding shares rounded up).

Based on the number of shares of CuriosityStream preferred stock outstanding and the number of shares of CuriosityStream common stock outstanding, in each case as of September 21, 2020, the total number of shares of Class A Common Stock expected to be issued in the merger at the closing of the merger is approximately 30.1 million, and holders of shares of CuriosityStream common stock as of immediately prior to the closing of the merger will hold, in the aggregate, approximately 58.7% and 75.6% of the issued and outstanding shares of Class A Common Stock immediately following the closing of the merger, assuming no shares of Class A Common Stock are redeemed and assuming the maximum number of shares of Class A Common Stock are redeemed, respectively. Because the final merger consideration will be determined as of two (2) business days prior to the closing of the merger, holders of Class A Common Stock will not know at the time of the vote the number of shares that will be issued to holders of CuriosityStream common stock. Software Acquisition Group’s units and Class A Common Stock are publicly traded on the NASDAQ Capital Market (the “NASDAQ”). We intend to list the combined company’s common stock and public warrants on the NASDAQ under the symbols CURI and CURIW, respectively, upon the closing of the merger. The combined company will not have units traded on the NASDAQ following the closing of the merger.

Software Acquisition Group will hold a special meeting of stockholders (the “Special Meeting”) to consider matters relating to the proposed merger. Software Acquisition Group and CuriosityStream cannot complete the merger unless Software Acquisition Group’s stockholders consent to the approval of the merger agreement and the transactions contemplated thereby, including the issuance of Class A Common Stock to be issued as the merger consideration. Software Acquisition Group and CuriosityStream are sending you this proxy statement to ask you to vote in favor of these and the other matters described in this proxy statement.

The Special Meeting will be held on October 12, 2020, at 10:00 a.m. Eastern Time, via a virtual meeting. In light of the novel coronavirus disease (referred to as “COVID-19”) pandemic and to support the well-being of Software Acquisition Group’s stockholders and partners, the special meeting will be completely virtual. You may attend the meeting and vote your shares electronically during the meeting via live webcast by visiting https://www.cstproxy.com/softwareacquisitiongroup/sm2020. You will need the control number that is printed on your proxy card to enter the special meeting. Software Acquisition Group recommends that you log in at least 15 minutes before the meeting to ensure you are logged in when the Special Meeting starts. Please note that you will not be able to attend the Special Meeting in person.

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES OF CLASS A COMMON STOCK YOU OWN. To ensure your representation at the Special Meeting, please complete and return the enclosed proxy card or submit your proxy by following the instructions contained in this proxy statement and on your proxy card. Please submit your proxy promptly whether or not you expect to attend the meeting. Submitting a proxy now will NOT prevent you from being able to vote virtually at the meeting. If you hold your shares in “street name,” you should instruct your broker, bank or other nominee how to vote in accordance with the voting instruction form you receive from your broker, bank or other nominee.

The Software Acquisition Group board of directors has unanimously approved the merger agreement and the transactions contemplated thereby and recommends that Software Acquisition Group stockholders vote “FOR” the approval of the merger agreement, “FOR” the issuance of Class A Common Stock to be issued as the merger consideration, “FOR” the other matters to be considered at the Special Meeting and “FOR” the Adjournment Proposal (if necessary).

The CuriosityStream board of directors has unanimously approved the merger agreement and the transactions contemplated thereby. The merger agreement has also been approved by a majority of the voting power of CuriosityStream’s outstanding shares entitled to vote thereon in accordance with the CuriosityStream organizational documents.

This proxy statement provides you with detailed information about the proposed merger. It also contains or references information about Software Acquisition Group and CuriosityStream and certain related matters. You are encouraged to read this proxy statement carefully. In particular, you should read the “Risk Factors” section beginning on page 21 for a discussion of the risks you should consider in evaluating the proposed merger and how it will affect you.

If you have any questions regarding this proxy statement, you may contact D.F. King & Co., Inc., Software Acquisition Group’s proxy solicitor, toll-free at (800) 334-0384 or by email at swag@dfking.com.

Sincerely,

/s/ Jonathan S. Huberman
Jonathan S. Huberman
Chief Executive Officer, Chief Financial Officer and Chairman of the Board of Director

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of the merger, the issuance of shares of Class A Common Stock in connection with the merger or the other transactions described in this proxy statement, or passed upon the adequacy or accuracy of the disclosure in this proxy statement. Any representation to the contrary is a criminal offense.

This proxy statement is first being mailed to stockholders of Software Acquisition Group on or about September 22, 2020.

Software Acquisition Group Inc.

NOTICE OF THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 12, 2020

NOTICE IS HEREBY GIVEN that a special meeting of the stockholders (the “Special Meeting”), of Software Acquisition Group Inc., a Delaware corporation (which is referred to as “Software Acquisition Group”) will be held virtually, via live webcast by visiting https://www.cstproxy.com/softwareacquisitiongroup/sm2020, at 10:00 a.m. Eastern Time, on October 12, 2020. You will need the control number that is printed on your proxy card to enter the Special Meeting. Software Acquisition Group recommends you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the meeting starts. Please note that you will not be able to attend the Special Meeting in person. You are cordially invited to attend the Special Meeting for the following purposes:

1.      The Business Combination Proposal — To consider and vote upon a proposal to approve the Agreement and Plan of Merger, dated as of August 10, 2020 (as it may be amended and/or restated from time to time, the “merger agreement”), by and among CuriosityStream Inc. (“CuriosityStream” or the “Company”), Software Acquisition Group, CS Merger Sub, Inc. (“Merger Sub”), and Hendricks Factual Media LLC, as the majority stockholder of CuriosityStream (“HFM”) and the transactions contemplated thereby, pursuant to which Merger Sub will merge with and into CuriosityStream with CuriosityStream surviving the merger as a wholly owned subsidiary of Software Acquisition Group (the “merger”). A copy of the merger agreement is attached to this proxy statement as Annex A (Proposal No. 1);

2.      The Charter Proposals — To consider and vote upon:

a.      separate proposals to approve the following material differences between the proposed amended and restated certificate of incorporation of Software Acquisition Group (the “Proposed Charter”) that will be in effect upon the closing of the merger and Software Acquisition Group’s current certificate of incorporation, a copy of which is attached to this proxy statement as Annex B:

i.       to increase the number of authorized shares of Software Acquisition Group common stock from 100,000,000 to 125,000,000 and authorize 1,000,000 shares of Software Acquisition Group preferred stock (Proposal No. 2);

ii.      to eliminate the Class B Common Stock classification and provide for a single class of common stock (Proposal No. 3);

iii.     to provide that the number of authorized shares of any class or classes of stock may be increased or decreased by the affirmative vote of the holders of a majority of the voting power of the stock of Software Acquisition Group entitled to vote in the election of directors, voting together as a single class (Proposal No. 4);

iv.      to provide that the number of directors of Software Acquisition Group shall be fixed from time to time in accordance with the Bylaws of Software Acquisition Group (Proposal No. 5);

v.       to provide that amendments to Software Acquisition Group’s waiver of corporate opportunities will be prospective only (Proposal No. 6);

vi.     to require the vote of 66.7% of the voting power of the stock of Software Acquisition Group entitled to vote in the election of directors, voting together as a single class, to amend the provisions of the Proposed Charter relating to the powers, number, election, term, vacancies and removal of directors of Software Acquisition Group (Proposal No. 7);

vii.    to remove explicit exemptions to the deemed acceptance of service of process on counsel bringing claims outside Delaware for stockholder suits as to which (a) the Delaware Chancery Court determines there is an indispensable party not subject to the jurisdiction of the Delaware Chancery Court, (b) is vested in the exclusive jurisdiction of a court or forum other than the Delaware Chancery Court or (c) for which the Delaware Chancery Court does not have subject matter jurisdiction (Proposal No. 8);

viii.   to provide that the Delaware Chancery Court will be the exclusive jurisdiction for any stockholder to bring any action asserting an “internal corporate claim” as defined in Section 115 of the Delaware General Corporation Law (Proposal No. 9);

                            ix.      to provide that the Federal District Courts of the United States of America will be the exclusive forum for resolution of any complaint asserting a cause of action under the Securities Act of 1933, as amended, or with respect to the offer or sale of securities of Software Acquisition Group (Proposal No. 10); and

b.      conditioned upon the approval of Proposal Nos. 2 through 10 above, a proposal to approve the Proposed Charter, which includes the approval of all other changes in the Proposed Charter in connection with replacing the existing charter with the Proposed Charter as of the closing of the merger and all other changes contained therein, including changing the name of the Company to CuriosityStream Inc., removing provisions that relate solely to a pre-combination special purpose acquisition company, reclassifying the Class A Common Stock as common stock of the Company, removing references to sections that will be deleted, and further clarifying changes to the indemnification provisions (Proposal No. 11);

3.      The Stock Issuance Proposal — To consider and vote upon a proposal to approve, for purposes of complying with applicable listing rules of the NASDAQ, the issuance of shares of Class A Common Stock pursuant to the merger agreement and pursuant to the PIPE Subscription Agreements (as defined herein) (Proposal No. 12);

4.      The Omnibus Incentive Plan Proposal — To consider and vote upon a proposal to approve and adopt the Omnibus Incentive Plan (as defined herein) (Proposal No. 13); and

5.      The Adjournment Proposal — To consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Business Combination Proposal, the Charter Proposals, the Stock Issuance Proposal or the Omnibus Incentive Plan Proposal, or holders of Software Acquisition Group’s public shares (as defined below) have elected to redeem an amount of public shares such that Software Acquisition Group would have less than $5,000,001 of net tangible assets would not be satisfied (Proposal No. 14).

Only holders of record of Software Acquisition Group common stock at the close of business on September 21, 2020 are entitled to notice of the Special Meeting and to vote at the Special Meeting and any adjournments or postponements of the Special Meeting. A complete list of Software Acquisition Group stockholders of record entitled to vote at the Special Meeting will be available at the meeting. You will be able to access the list of stockholders entitled to vote at the meeting by visiting https://www.cstproxy.com/softwareacquisitiongroup/sm2020 and entering the control number that is printed on your proxy card. You will need to complete an attestation form to access the list.

Pursuant to Software Acquisition Group’s existing charter, Software Acquisition Group will provide holders (“public stockholders”) of its Class A Common Stock (“public shares”) with the opportunity to redeem their public shares for cash equal to their pro rata share of the aggregate amount on deposit in the trust account (the “Trust Account”), which holds the proceeds of Software Acquisition Group’s initial public offering (“Software Acquisition Group’s IPO”) as of two (2) business days prior to the consummation of the transactions contemplated by the Business Combination Proposal (including interest earned on the funds held in the Trust Account and not previously released to Software Acquisition Group to fund its working capital requirements and/or pay taxes) upon the closing of the transactions contemplated by the merger agreement. For illustrative purposes, based on funds in the Trust Account of approximately $150.1 million on September 21, 2020, the estimated per share redemption price would have been approximately $10.04, excluding additional interest earned on the funds held in the Trust Account and not previously released to Software Acquisition Group to fund its working capital requirements and/or pay taxes. Public stockholders may elect to redeem their shares even if they vote for the Business Combination Proposal. A public stockholder, together with any of his, her or its affiliates or any other person with whom he, she or it is acting in concert or as a “group” (as defined in Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from seeking redemption rights with respect to more than an aggregate of 20% of the public shares. Software Acquisition Holdings LLC, a Delaware limited liability company, (the “Sponsor”), and Software Acquisition Group’s officers and directors have agreed to waive their redemption rights in connection with the consummation of the merger with respect to any shares of Software Acquisition Group common stock they may hold. Currently, the Sponsor owns approximately 20% of Software Acquisition Group common stock, consisting of Class B Common Stock, par value $0.0001 per share (“Class B Common Stock”), initially purchased by the Sponsor in a private placement prior to our initial public offering, and the shares of Class A Common Stock, par value $0.0001 per share (“Class A Common Stock” and, together with the Class B Common Stock, the “common stock”), issued upon the conversion thereof

(“Founder Shares”). Founder Shares will be excluded from the pro rata calculation used to determine the per share redemption price. The Sponsor and Software Acquisition Group’s directors and officers have agreed to vote any shares of common stock owned by them in favor of the Business Combination Proposal.

Approval of the Business Combination Proposal, Charter Proposal Nos. 5, 6, 8, 9, 10 and 11, the Stock Issuance Proposal and the Omnibus Incentive Plan Proposal require the affirmative vote of a majority of the votes cast by holders of Software Acquisition Group common stock, voting together as a single class at a meeting at which a quorum is present. Approval of Charter Proposal Nos. 2, 3, 4 and 7 requires the affirmative vote of a majority of the votes cast by holders of a majority of the Class A Common Stock outstanding, voting separately as a single class and the affirmative vote by the holders of a majority of the shares of Class B Common Stock then outstanding, voting as a separate class. Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by holders of Software Acquisition Group common stock, voting separately as a single class, regardless of whether a quorum is present. The Software Acquisition Group board of directors has already approved each of the proposals.

As of September 21, 2020, there was approximately $150.1 million in the Trust Account, which Software Acquisition Group intends to use for the purposes of consummating a business combination within the time period described in this proxy statement and to pay approximately $5,232,500 in deferred underwriting commissions to the underwriters of Software Acquisition Group’s IPO. Each redemption of public shares by its public stockholders will decrease the amount in the Trust Account. Software Acquisition Group will not consummate the merger if the redemption of public shares would result in Software Acquisition Group’s failure to have at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act (or any successor rule)).

If Software Acquisition Group stockholders fail to approve the Business Combination Proposal, the merger will not occur. The proxy statement accompanying this notice explains the merger agreement and the transactions contemplated thereby, as well as the proposals to be considered at the Special Meeting. Please review the proxy statement carefully.

The Software Acquisition Group board of directors has set September 21, 2020 as the Special Meeting record date. Only holders of record of shares of Software Acquisition Group common stock at the close of business on September 21, 2020 will be entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof. Any stockholder entitled to attend and vote at the Special Meeting may attend the meeting virtually and is entitled to appoint a proxy to attend and vote on such stockholder’s behalf. Such proxy need not be a holder of shares of Software Acquisition Group common stock.

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES OF SOFTWARE ACQUISITION GROUP COMMON STOCK YOU OWN. Whether or not you plan to attend the Special Meeting, please complete, sign, date and mail the enclosed proxy card in the postage-paid envelope provided at your earliest convenience. You may also submit a proxy by telephone or via the Internet by following the instructions printed on your proxy card. If you hold your shares through a broker, bank or other nominee, you should direct the vote of your shares in accordance with the voting instruction form received from your broker, bank or other nominee.

The Software Acquisition Group board of directors has unanimously approved the merger agreement and the transactions contemplated thereby and recommends that you vote “FOR” the Business Combination Proposal, “FOR” the Charter Proposals, “FOR” the Stock Issuance Proposal, “FOR” the Omnibus Incentive Plan Proposal and “FOR” the Adjournment Proposal (if necessary).

If you have any questions or need assistance with voting, please contact Software Acquisition Group’s proxy solicitor, D.F. King & Co., Inc., toll-free at (800) 334-0384 or by email at swag@dfking.com.

If you plan to attend the Special Meeting, you will need the control number that is printed on your proxy card and you may be required to make certain attestations to be admitted to the meeting. Please read carefully the sections in the proxy statement regarding attending and voting at the annual meeting to ensure that you comply with these requirements.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Jonathan S. Huberman
Jonathan S. Huberman Chairman of the Board

i

Page
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF CURIOSITYSTREAM	128
MANAGEMENT OF CURIOSITYSTREAM AFTER THE MERGER	130
THE MERGER	136
Background of the Merger	138
Satisfaction of 80% Test	144
Interests of Software Acquisition Group’s Directors and Officers in the Merger	144
REGULATORY APPROVALS REQUIRED FOR THE MERGER	146
ACCOUNTING TREATMENT	146
LITIGATION RELATING TO THE MERGER	147
PUBLIC TRADING MARKETS	147
THE MERGER AGREEMENT	148
OTHER AGREEMENTS	159
Software Acquisition Group Letter Agreement	159
PIPE Subscription Agreements	159
HFM Consent	159
Investor Rights Agreement	160
MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES	161
COMPARISON OF STOCKHOLDERS’ RIGHTS	167
General	167
Comparison of Stockholders’ Rights	167
DESCRIPTION OF SOFTWARE ACQUISITION GROUP CAPITAL STOCK	177
Common Stock	177
Founder Shares	178
Redeemable Warrants	179
Annual Stockholder Meetings	183
Anti-Takeover Effects of Software Acquisition Group’s Proposed Charter and Bylaws and Certain Provisions of Delaware Law	183
Authorized but Unissued Capital Stock	183
Dissenters’ Rights of Appraisal and Payment	185
Stockholders’ Derivative Actions	185
Exclusive Forum	185
Conflicts of Interest	186
Limitations on Liability and Indemnification of Officers and Directors	186
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	188
Certain Relationships and Related Person Transactions — New CuriosityStream	188
Certain Relationships and Related Person Transactions — CuriosityStream	189
Certain Relationships and Related Person Transactions — Software Acquisition Group	189
OTHER MATTERS	190
APPRAISAL RIGHTS	190
INDEX TO FINANCIAL STATEMENTS	F-1
ANNEX A — AGREEMENT AND PLAN OF MERGER	A-1
ANNEX B — PROPOSED AMENDED AND RESTATED CERTIFICATE OF INCORPORATION AND PROPOSED AMENDED AND RESTATED BYLAWS OF SOFTWARE ACQUISITION GROUP	B-1
ANNEX C — 2020 OMNIBUS INCENTIVE PLAN	C-1
ANNEX D — INVESTOR RIGHTS AGREEMENT BY AND AMONG CURIOSITYSTREAM INC., HENDRICKS FACTUAL MEDIA, LLC, SOFTWARE ACQUISITION HOLDINGS LLC AND THE INVESTORS SIGNATORY THERETO	D-1

BASIS OF PRESENTATION AND GLOSSARY

As used in this proxy statement, unless otherwise noted or the context otherwise requires:

•        references to “App Services” are to mobile applications developed for iOS and Android operating systems;

•        references to “Bundled MVPD Business” are to a broad scope of rights, including 24/7 “linear” channels, on-demand content library, mobile rights and pricing and packaging flexibility, in exchange for an annual fixed fee or fee per subscriber as part of a multi-year agreement;

•        references to “Bundled MVPD Partners” are to affiliate relationships with MVPDs, broadband and wireless companies in the US and international territories;

•        references to “corporate reorganization” are to the statutory corporate conversion pursuant to which CuriosityStream LLC was converted into a Delaware corporation and renamed CuriosityStream Inc.;

•        references to “CSR” are to corporate and social responsibility;

•        references to “CuriosityStream” are to CuriosityStream Inc.;

•        references to “Direct Service” or “Direct Business” are to App Services together with O&O Service;

•        references to “effective time” are to the time at which the merger becomes effective;

•        references to “merger” are to the proposed merger of CuriosityStream Inc. with and into Merger Sub;

•        references to “Merger Sub” are to CS Merger Sub, Inc.;

•        references to “New CuriosityStream” or to the “combined company” are to New CuriosityStream Inc. (formerly, Software Acquisition Group Inc.), after giving effect to the merger;

•        references to “Partner Direct Service” or “Partner Direct Business” are to, collectively, MVPDs that include Comcast, Cox, Dish and NCTC and vMVPDs and digital distributors that include Amazon Prime Video Channels, Roku Channels, Sling TV and YouTube TV;

•        references to “Program Sales Business” are to CuriosityStream’s program sales;

•        references to a “Series A Offering” are to a November 2018 private placement of 14,557,000 shares of CuriosityStream’s Series A Convertible Preferred Stock.

•        references to “Software Acquisition Group” are to Software Acquisition Group Inc. before giving effect to the merger;

•        references to “Software Acquisition Group common stock” are to, prior to the effective time, collectively, Software Acquisition Group Common Stock and Class B Common Stock, and at and after the effective time, Class A Common Stock;

•        references to “Sponsorship & Advertising Business” are to CuriosityStream developing integrated digital brand partnerships; and

•        references to “SVoD” are to subscription video on-demand.

Unless specified otherwise, amounts in this proxy statement are presented in United States (“U.S.”) dollars.

Defined terms in the financial statements contained in this proxy statement have the meanings ascribed to them in the financial statements.

QUESTIONS AND ANSWERS

The following are answers to certain questions that you may have regarding the merger and the stockholder meeting. We urge you to read carefully the remainder of this proxy statement because the information in this section may not provide all the information that might be important to you in determining how to vote. Additional important information is also contained in the annexes to this proxy statement.

QUESTIONS AND ANSWERS ABOUT THE MERGER

Q:     WHAT IS THE MERGER?

A:     Software Acquisition Group, Merger Sub, as a wholly owned subsidiary of Software Acquisition Group, CuriosityStream, and HFM have entered into the merger agreement, pursuant to which Merger Sub will merge with and into CuriosityStream with CuriosityStream surviving the merger as a wholly owned subsidiary of Software Acquisition Group.

Software Acquisition Group will hold a special meeting of its stockholders (the “Special Meeting”) to, among other things, obtain the approvals required for the merger and the other transactions contemplated by the merger agreement and you are receiving this proxy statement in connection with such meeting. See “The Merger Agreement” beginning on page 148. In addition, a copy of the merger agreement is attached to this proxy statement as Annex A. We urge you to carefully read this proxy statement and the merger agreement in their entirety.

Q:     WHY AM I RECEIVING THIS DOCUMENT?

A:     Software Acquisition Group is sending this proxy statement to its stockholders to help them decide how to vote their shares of Software Acquisition Group common stock with respect to the matters to be considered at the Special Meeting.

The merger cannot be completed unless Software Acquisition Group’s stockholders approve the Business Combination Proposal, the Charter Proposals, the Stock Issuance Proposal and the Omnibus Incentive Plan Proposal set forth in this proxy statement. Information about the Special Meeting, the merger and the other business to be considered by stockholders at the Special Meeting is contained in this proxy statement.

This document constitutes a proxy statement of Software Acquisition Group. It is a proxy statement because the board of directors of Software Acquisition Group is soliciting proxies using this proxy statement from its stockholders. See “The Merger Agreement — Merger Consideration.”

Q:     WHAT WILL CURIOSITYSTREAM STOCKHOLDERS RECEIVE IN THE MERGER?

A:     If the merger is completed, immediately prior to the effective time, each share of CuriosityStream preferred stock issued and outstanding immediately prior to the effective time of the merger (other than shares owned by CuriosityStream as treasury stock) will be converted into a number of shares of CuriosityStream common stock in accordance with the certificate of designation of the CuriosityStream preferred stock as amended to the date of the merger.

At the effective time, each share of CuriosityStream common stock issued and outstanding immediately prior to the effective time of the merger (other than shares owned by CuriosityStream as treasury stock or dissenting shares) will convert into the right to receive a number of shares of Class A Common Stock equal to (i)(a)(x) $302,098,500 divided by (y) an amount equal to the value of the funds in Software Acquisition Group’s Trust Account (net of certain taxes payable) as of the close of business on the business day prior to closing divided by the number of outstanding shares of Class A Common Stock (the amount in this clause (a)(y) being referred to as the “Reference Price”), plus (if positive) or minus (if negative) (b)(x) an amount equal to the sum of estimated working capital and closing cash of CuriosityStream net of estimated indebtedness of CuriosityStream and amounts being escrowed for working capital adjustments to be performed post-closing and indemnification obligations of CuriosityStream, divided by (y) the Reference Price, divided by (ii) the number of shares of common stock outstanding at the effective time of the merger. The number resulting from this calculation is referred to as the “exchange ratio.” No fractional shares of Class A Common Stock will be issued, instead, fractions will rounded to the nearest whole share, with a fraction of 0.5 outstanding shares rounded up. The shares of Class A Common Stock to be issued in the merger are referred to collectively as the “merger consideration.”

Based on (i) the number of shares of CuriosityStream common stock (including shares of CuriosityStream preferred stock that will be automatically converted into CuriosityStream common stock immediately prior to the merger), (ii) the number of shares of Class A Common Stock and Class B Common Stock (in each case of clauses (i) and (ii), outstanding as of September 21, 2020) and (iii) the amount of funds in the Software Acquisition Group Trust Account as of September 21, 2020, and assuming that CuriosityStream had no net working capital, cash or indebtedness as of the effective time, a total of approximately 30.1 million shares of Class A Common Stock would be issued to stockholders of CuriosityStream in connection with the merger. Because the final merger consideration will be determined as of two (2) business days prior to the closing of the merger, holders of Class A Common Stock will not know at the time of the vote the number of shares that will be issued to holders of CuriosityStream common stock.

Q:     WHEN WILL THE MERGER BE COMPLETED?

A:     The parties currently expect that the merger will be completed during the fourth quarter of 2020. However, neither Software Acquisition Group nor CuriosityStream can assure you of when or if the merger will be completed and it is possible that factors outside of the control of both companies could result in the merger being completed at a different time or not at all. Software Acquisition Group must first obtain the approval of Software Acquisition Group stockholders for each of the proposals set forth in this proxy statement for their approval (other than the Adjournment Proposal) and Software Acquisition Group and CuriosityStream must also first obtain certain necessary regulatory approvals and satisfy other closing conditions. See “The Merger Agreement — Conditions to Closing of the Business Combination” beginning on page 149.

QUESTIONS AND ANSWERS ABOUT SOFTWARE ACQUISITION GROUP’S SPECIAL STOCKHOLDER MEETING

Q:     WHAT AM I BEING ASKED TO VOTE ON AND WHY IS THIS APPROVAL NECESSARY?

A:     Software Acquisition Group stockholders are being asked to vote on the following proposals:

1.      the Business Combination Proposal;

2.      the Charter Proposals;

3.      the Stock Issuance Proposal;

4.      the Omnibus Incentive Plan Proposal; and

5.      the Adjournment Proposal.

The merger is conditioned upon the approval of the Business Combination Proposal, the Charter Proposals, the Stock Issuance Proposal and the Omnibus Incentive Plan Proposal, subject to the terms of the merger agreement. The merger is not conditioned on the Adjournment Proposal. If the Business Combination Proposal is not approved, the other proposals (except the Adjournment Proposal) will not be presented to the stockholders for a vote.

Q:     WHY IS SOFTWARE ACQUISITION GROUP PROPOSING THE MERGER?

A:     Software Acquisition Group was organized to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses or entities (collectively, a “business combination”).

On November 22, 2019, Software Acquisition Group completed its initial public offering (“IPO”), generating gross proceeds of $149,500,000, which were placed in the Trust Account. Since Software Acquisition Group’s IPO, Software Acquisition Group’s activity has been limited to the evaluation of business combination candidates.

CuriosityStream is an award-winning media and entertainment company that offers premium video programming across the entire category of factual entertainment including science, history, society, nature, lifestyle and technology. CuriosityStream offers access to its over 3,100 original and licensed titles to more than 13 million total paying subscribers.

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The CuriosityStream board of directors believe that the proposed merger represents the best potential transaction for CuriosityStream to create greater value for CuriosityStream’s stockholders, while also providing greater liquidity by owning stock in a public company.

Based on its due diligence investigations of CuriosityStream and the industry in which it operates, including the financial and other information provided by CuriosityStream in the course of their negotiations in connection with the merger agreement, Software Acquisition Group believes that CuriosityStream has a leading position in media and entertainment, diversified product lines and a unique business model with its focused approach to being a “pure-play” streaming media service, unburdened by legacy linear TV assets in cable and broadcasting. As a result, Software Acquisition Group believes that a merger with CuriosityStream will provide Software Acquisition Group stockholders with an opportunity to participate in the ownership of a company with significant growth potential. See the section entitled “The Merger — Recommendation of the Software Acquisition Group Board of Directors and Reasons for the Merger.”

Q:     DID THE SOFTWARE ACQUISITION GROUP BOARD OBTAIN A THIRD-PARTY VALUATION OR FAIRNESS OPINION IN DETERMINING WHETHER OR NOT TO PROCEED WITH THE MERGER?

A:     Software Acquisition Group’s board of directors did not obtain a third-party valuation or fairness opinion in connection with their determination to approve the merger. Software Acquisition Group’s officers, directors and advisors have substantial experience in evaluating the operating and financial merits of companies from a wide range of industries and concluded that their experience and backgrounds and sector expertise enabled them to make the necessary analyses and determinations regarding the merger. In addition, Software Acquisition Group’s officers and directors have substantial experience with mergers and acquisitions. Accordingly, investors will be relying solely on the judgment of Software Acquisition Group’s board of directors and advisors in valuing CuriosityStream’s business.

Q:     DO I HAVE REDEMPTION RIGHTS?

A:     If you are a holder of Class A Common Stock, you have the right to demand that Software Acquisition Group redeem such shares for a pro rata portion of the cash held in the Trust Account, which holds the proceeds of Software Acquisition Group’s IPO, as of two (2) business days prior to the consummation of the transactions contemplated by the Business Combination Proposal (including interest earned on the funds held in the Trust Account and not previously released to Software Acquisition Group to fund its working capital requirements and/or pay taxes) upon the closing of the transactions contemplated by the merger agreement (such rights, “redemption rights”).

Notwithstanding the foregoing, a holder of public shares, together with any affiliate of such holder or any other person with whom such holder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from seeking redemption with respect to more than 20% of the public shares. Accordingly, all public shares in excess of 20% held by a public stockholder, together with any affiliate of such holder or any other person with whom such holder is acting in concert or as a “group,” will not be redeemed.

Under Software Acquisition Group’s existing charter, the merger may be consummated only if Software Acquisition Group has at least $5,000,001 of net tangible assets after giving effect to all holders of public shares that properly demand redemption of their shares for cash.

Q:     WILL MY VOTE AFFECT MY ABILITY TO EXERCISE REDEMPTION RIGHTS?

A:     No. You may exercise your redemption rights whether you vote your public shares for or against, or whether you abstain from voting on, the Business Combination Proposal or any other proposal described in this proxy statement. As a result, the Business Combination Proposal can be approved by stockholders who will redeem their public shares and no longer remain stockholders and the merger may be consummated even though the funds available from the Trust Account and the number of public stockholders are substantially reduced as a result of redemptions by public stockholders. With fewer public shares and public stockholders, the trading market for Class A Common Stock may be less liquid than the market for Class A Common Stock prior to the merger and Software Acquisition Group may not be able to meet the listing standards of a national securities exchange. In addition, with fewer funds available from the Trust Account, the capital infusion from the Trust Account into CuriosityStream’s business will be reduced and CuriosityStream may not be able to fund its intended capital investments in content and marketing.

Q:     HOW DO I EXERCISE MY REDEMPTION RIGHTS?

A:     If you are a holder of public shares and wish to exercise your redemption rights, you must demand that Software Acquisition Group redeem your shares for cash no later than the second (2nd) business day preceding the vote on the Business Combination Proposal by delivering your stock to Software Acquisition Group’s transfer agent physically or electronically using Depository Trust Company’s DWAC (Deposit and Withdrawal at Custodian) system prior to the vote at the Special Meeting. Any holder of public shares will be entitled to demand that such holder’s shares be redeemed for a full pro rata portion of the amount then in the Trust Account (which, for illustrative purposes, was approximately $150.1 million, or $10.04 per share, as of September 21, 2020, the record date for the Special Meeting (the “Special Meeting record date”)). Such amount, including interest earned on the funds held in the Trust Account and not previously released to Software Acquisition Group to fund its working capital requirements, or to pay its taxes, will be paid promptly upon consummation of the merger. However, under Delaware law, the proceeds held in the Trust Account could be subject to claims which could take priority over those of Software Acquisition Group’s public stockholders exercising redemption rights, regardless of whether such holders vote for or against the Business Combination Proposal. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. Your vote on any proposal other than the Business Combination Proposal will have no impact on the amount you will receive upon exercise of your redemption rights.

Any request for redemption, once made by a holder of public shares, may be withdrawn at any time up to the time the vote is taken with respect to the Business Combination Proposal at the Special Meeting. If you deliver your shares for redemption to Software Acquisition Group’s transfer agent and later decide prior to the Special Meeting not to elect redemption, you may request that Software Acquisition Group’s transfer agent return the shares (physically or electronically).

Any corrected or changed proxy card or written demand of redemption rights must be received by Software Acquisition Group’s transfer agent prior to the vote taken on the Business Combination Proposal at the Special Meeting. No demand for redemption will be honored unless the holder’s stock has been delivered (either physically or electronically) to the transfer agent prior to the vote at the Special Meeting.

If a holder of public shares properly makes a request for redemption and the public shares are delivered as described to Software Acquisition Group’s transfer agent as described herein, then, if the merger is consummated, Software Acquisition Group will redeem these shares for a pro rata portion of funds deposited in the Trust Account. If you exercise your redemption rights, then you will be exchanging your public shares for cash.

For a discussion of the material U.S. federal income tax considerations for holders of public shares with respect to the exercise of these redemption rights, see “Material U.S. Federal Income Tax Consequences — Tax Consequences of a Redemption of Software Acquisition Group Public Shares” beginning on page 163.

Q:     WHAT HAPPENS TO THE FUNDS DEPOSITED IN THE TRUST ACCOUNT AFTER CONSUMMATION OF THE MERGER?

A:     The net proceeds of Software Acquisition Group’s IPO, together with funds raised from the private sale of warrants simultaneously with the consummation of Software Acquisition Group’s IPO, was placed in the Trust Account immediately following Software Acquisition Group’s IPO. After consummation of the merger, the funds in the Trust Account will be used to pay holders of the public shares who exercise redemption rights, to pay fees and expenses incurred in connection with the merger (including aggregate fees of approximately $5,232,500 as deferred underwriting commissions related to Software Acquisition Group’s IPO) and for CuriosityStream’s working capital and general corporate purposes.

Q:     WHAT HAPPENS IF THE MERGER IS NOT CONSUMMATED?

A:     If Software Acquisition Group does not complete the merger with CuriosityStream for any reason, Software Acquisition Group would search for another target business with which to complete a business combination. If Software Acquisition Group does not complete the merger with CuriosityStream or another target business by May 22, 2021, Software Acquisition Group must redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the amount then held in the Trust Account divided by the number of outstanding public shares. The Sponsor has no redemption rights in the event a business combination is not effected in the required time period and, accordingly, its Founder Shares will be worthless. Additionally, in the event of such liquidation, there will be no distribution with respect to Software Acquisition Group’s outstanding warrants. Accordingly, such warrants will expire worthless.

Q:     HOW DOES THE SPONSOR INTEND TO VOTE ON THE PROPOSALS?

A:     The Sponsor owns of record and is entitled to vote an aggregate of approximately 20% of the outstanding shares of Software Acquisition Group common stock. The Sponsor has agreed to vote any Founder Shares and any public shares held by them as of the Special Meeting record date, in favor of the proposals. See “Other Agreements — Software Acquisition Group Letter Agreement.”

Q:     WHAT CONSTITUTES A QUORUM AT THE SPECIAL MEETING?

A:     A majority of the voting power of the issued and outstanding Software Acquisition Group common stock entitled to vote as of the Special Meeting record date must be represented virtually or by proxy, at the Special Meeting to constitute a quorum and in order to conduct business at the Special Meeting. Abstentions and broker non-votes will be counted as present for the purpose of establishing a quorum. The holders of the Founder Shares, who currently own approximately 20% of the issued and outstanding shares of Software Acquisition Group common stock, will count towards this quorum. In the absence of a quorum, the chairman of the Special Meeting has power to adjourn the Special Meeting. As of the Special Meeting record date, 9,343,751 shares of Software Acquisition Group common stock would be required to achieve a quorum.

Q:     WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL AT THE SPECIAL MEETING?

A:     The Business Combination Proposal:    The affirmative vote of a majority of the votes cast by holders of Software Acquisition Group common stock, voting together as a single class at a meeting at which quorum is present, is required to approve the Business Combination Proposal. Software Acquisition Group stockholders must approve the Business Combination Proposal in order for the merger to occur. If Software Acquisition Group stockholders fail to approve the Business Combination Proposal, the merger will not occur. As further discussed in the section entitled “Other Agreements — Software Acquisition Group Letter Agreement” beginning on page 159 of this proxy statement, the Sponsor and Software Acquisition Group’s officers and directors have entered into an agreement with Software Acquisition Group (the “Letter Agreement”) pursuant to which the Sponsor and Software Acquisition Group’s officers and directors have agreed to vote shares representing approximately 20% of the aggregate voting power of the Software Acquisition Group common stock in favor of the Business Combination Proposal.

The Charter Proposals:    The affirmative vote of a majority of the votes cast by Class A Common Stock outstanding, voting separately as a single class, and the affirmative vote by the holders of a majority of the shares of Class B Common Stock then outstanding, voting as a separate class, is required to approve Charter Proposal Nos. 2, 3, 4 and 7. The affirmative vote of a majority of the votes cast by holders of Software Acquisition Group common stock, voting together as a single class at a meeting at which a quorum is present is required to approve Charter Proposal Nos. 5, 6, 8, 9, 10 and 11. The merger is conditioned upon the approval of the Charter Proposals, subject to the terms of the merger agreement. Notwithstanding the approval of the Charter Proposals, if the merger is not consummated for any reason, the actions contemplated by the Charter Proposals will not be effected.

The Stock Issuance Proposal:    The affirmative vote of a majority of the votes cast by holders of Software Acquisition Group common stock, voting together as a single class at a meeting at which quorum is present, is required to approve the Stock Issuance Proposal. The merger is conditioned upon the approval of the Stock Issuance Proposal, subject to the terms of the merger agreement. Notwithstanding the approval of the Stock Issuance Proposal, if the merger is not consummated for any reason, the actions contemplated by the Stock Issuance Proposal will not be effected.

The Omnibus Incentive Plan Proposal:    The affirmative vote of a majority of the votes cast by holders of Software Acquisition Group common stock, voting together as a single class at a meeting at which quorum is present, is required to approve the Omnibus Incentive Plan Proposal. The merger is conditioned upon the approval of the Omnibus Incentive Plan Proposal, subject to the terms of the merger agreement. Notwithstanding the approval of the Omnibus Incentive Plan Proposal, if the merger is not consummated for any reason, the actions contemplated by the Omnibus Incentive Plan Proposal will not be effected.

The Adjournment Proposal:    The affirmative vote of a majority of the votes cast by holders of Software Acquisition Group common stock, voting separately as a single class, regardless of whether a quorum is present, is required to approve the Adjournment Proposal. The merger is not conditioned upon the approval of the Adjournment Proposal.

Q:     DO ANY OF SOFTWARE ACQUISITION GROUP’S DIRECTORS OR OFFICERS HAVE INTERESTS IN THE MERGER THAT MAY DIFFER FROM OR BE IN ADDITION TO THE INTERESTS OF SOFTWARE ACQUISITION GROUP STOCKHOLDERS?

A:     Software Acquisition Group’s executive officers and certain non-employee directors may have interests in the merger that may be different from, or in addition to, the interests of Software Acquisition Group stockholders generally. The Software Acquisition Group board of directors was aware of and considered these interests to the extent such interests existed at the time, among other matters, in approving the merger agreement and in recommending that the merger agreement and the transactions contemplated thereby be approved by the stockholders of Software Acquisition Group. See “The Merger — Interests of Software Acquisition Group’s Directors and Officers in the Merger” beginning on page 144 of this proxy statement.

Q:     WHAT DO I NEED TO DO NOW?

A:     After carefully reading and considering the information contained in this proxy statement, please submit your proxies as soon as possible so that your shares will be represented at the Special Meeting. Please follow the instructions set forth on the proxy card or on the voting instruction form provided by your broker, bank or other nominee if your shares are held in the name of your broker, bank or other nominee.

Q:     HOW DO I VOTE?

A:     If you are a stockholder of record of Software Acquisition Group as of September 21, 2020, the Special Meeting record date, you may submit your proxy before the Special Meeting in any of the following ways, if available:

•        use the toll-free number shown on your proxy card;

•        visit the website shown on your proxy card to vote via the Internet; or

•        complete, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope.

Stockholders who choose to participate in the Special Meeting can vote their shares electronically during the meeting via live webcast by visiting https://www.cstproxy.com/softwareacquisitiongroup/sm2020. You will need the control number that is printed on your proxy card to enter the Special Meeting. Software Acquisition Group recommends that you log in at least 15 minutes before the meeting to ensure you are logged in when the meeting starts.

If your shares are held in “street name” through a broker, bank or other nominee, your broker, bank or other nominee will send you separate instructions describing the procedure for voting your shares. “Street name” stockholders who wish to vote at the Special Meeting will need to obtain a proxy form from their broker, bank or other nominee.

Q:     WHEN AND WHERE IS THE SPECIAL MEETING?

A:     The Special Meeting stockholders will be held on October 12, 2020, unless postponed or adjourned to a later date. In light of the novel coronavirus disease (referred to as “COVID-19”) pandemic and to support the well-being of Software Acquisition Group’s stockholders and partners, the Special Meeting will be completely virtual. All Software Acquisition Group stockholders as of the Special Meeting record date, or their duly appointed proxies, may attend the Special Meeting. Registration will begin at 9:00 AM Eastern Time, three business days before the Special Meeting.

Q:     HOW CAN SOFTWARE ACQUISITION GROUP’S STOCKHOLDERS ATTEND THE SPECIAL MEETING?

A:     As a registered Software Acquisition Group stockholder, you may attend the Special Meeting and vote your shares electronically during the meeting via live webcast by visiting https://www.cstproxy.com/softwareacquisitiongroup/sm2020. You will need the control number that is printed on your proxy card to enter the Special Meeting. Software Acquisition Group recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the meeting starts. Please note that you will not be able to attend the Special Meeting in person. If your shares are held in “street name,” you may attend the special meeting. In the event that you do not have the control number required to access the Special Meeting, please contact Continental Stock Transfer (“Continental”) as soon as possible and no later than 72 hours before the start of the Special Meeting to allow for adequate time to process your control number so that you can gain access to the meeting. Please note that if the holder of record of your shares is a broker, bank or other nominee and you wish to vote online at the Special Meeting, you must request a proxy, executed in your favor, from your bank, broker or other nominee that holds your shares and present that proxy and proof of identification at the Special Meeting. Software Acquisition Group stockholders whose shares are held by a bank or broker will need to contact Continental to receive a control number. If you plan to vote at the Special Meeting, you will need a legal proxy from your bank or broker. If you would like to join the Special meeting but not vote, Continental will issue you a guest control number with proof of ownership (e.g., a copy of a recent brokerage statement showing the shares and valid photo identification). Continental can be reached via phone at (212) 845-3210 or email at proxy@continentalstock.com. Please contact Continental at least 72 hours before the start of the Special Meeting to allow for adequate time to process your guest control number.

If you do not have internet access, you can listen to the meeting by dialing +1 (888) 965-8995 (toll-free), outside the U.S. and Canada +1 (415) 655-0243 (standard rates apply), and entering pin number 70732842# when prompted. This line is listen-only, you will not be able to vote or enter questions during the meeting.

Q:     WHY IS THE SPECIAL MEETING A VIRTUAL MEETING?

A:     Software Acquisition Group has decided to hold the Special Meeting virtually due to the COVID-19 pandemic; Software Acquisition Group is sensitive to the public health and travel concerns of Software Acquisition Group’s stockholders and employees and the protocols that federal, state and local governments may impose. Software Acquisition Group believes that hosting a virtual meeting will enable greater stockholder attendance and participation from any location around the world.

Q:     WHAT IF DURING THE CHECK-IN TIME OR DURING THE SPECIAL MEETING I HAVE TECHNICAL DIFFICULTIES OR TROUBLE ACCESSING THE VIRTUAL MEETING WEBSITE?

A:     If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the Continental technical support number at (212) 845-3210. The phone number will be posted on the virtual stockholder meeting log in page.

Q:     IF MY SHARES ARE HELD IN “STREET NAME” BY A BROKER, BANK OR OTHER NOMINEE, WILL MY BROKER, BANK OR OTHER NOMINEE VOTE MY SHARES FOR ME?

A:     If your shares are held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to Software Acquisition Group or by attending the Special Meeting virtually unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee.

Under the rules of the NASDAQ, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that the NASDAQ determines to be “routine” without specific instructions from the beneficial owner. It is expected that all proposals to be voted on at the Special Meeting are “routine” matters. Broker non-votes occur when a broker or nominee is not instructed by the beneficial owner of shares to vote on a particular proposal for which the broker does not have discretionary voting power.

If you are a Software Acquisition Group stockholder holding your shares in “street name” and you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee will not vote your shares on the Business Combination Proposal, the Stock Issuance Proposal, the Omnibus Incentive Plan Proposal or the Adjournment Proposal. Such broker non-votes will have no effect on the vote count for such

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other proposals and will have no effect on votes for the Charter Proposals with respect to holders of Class A Common Stock. Abstentions by holders of Class B Common Stock and broker non-votes on behalf of holders of Class B Common Stock will be treated as a vote “AGAINST” Charter Proposal Nos. 2, 3, 4 and 7 but will have no effect on the vote count of Charter Proposal Nos. 5, 6, 8, 9, 10 and 11. However, holders of Class B Common Stock have agreed to vote their shares in favor of the Charter Proposals pursuant to the Letter Agreement (as defined herein).

Q:     WHAT IF I ATTEND THE SPECIAL MEETING AND ABSTAIN OR DO NOT VOTE?

A:     For purposes of the Special Meeting, an abstention occurs when a stockholder attends the meeting virtually and does not vote or returns a proxy with an “abstain” vote.

If you are a Software Acquisition Group stockholder that attends the Special Meeting virtually and fails to vote on the Business Combination Proposal; the Stock Issuance Proposal; the Omnibus Incentive Plan Proposal; or the Adjournment Proposal or if you respond to such proposals with an “abstain” vote, your failure to vote or “abstain” vote in each case will have no effect on such proposals and will have no effect on the Charter Proposals with respect to holders of Class A Common Stock. Holders of Class B Common Stock that attend the Special Meeting virtually and fail to vote on Charter Proposal Nos. 2, 3, 4 and 7, or respond to such proposals with an “abstain” vote, will have their votes treated as a vote “AGAINST” such proposals but will have no effect on Charter Proposal Nos. 5, 6, 8, 9, 10 and 11. However, holders of Class B Common Stock have agreed to vote their shares in favor of the Charter Proposals pursuant to the Letter Agreement.

Q:     WHAT WILL HAPPEN IF I RETURN MY PROXY CARD WITHOUT INDICATING HOW TO VOTE?

A:     If you sign and return your proxy card without indicating how to vote on any particular proposal, the Software Acquisition Group stock represented by your proxy will be voted as recommended by the Software Acquisition Group board of directors with respect to that proposal.

Q:     MAY I CHANGE MY VOTE AFTER I HAVE DELIVERED MY PROXY OR VOTING INSTRUCTION CARD?

A:     Yes. You may change your vote at any time before your proxy is voted at the Special Meeting. You may do this in one of three ways:

•        filing a notice with the corporate secretary of Software Acquisition Group;

•        mailing a new, subsequently dated signed proxy card; or

•        by attending the Special Meeting virtually and electing to vote your shares in online.

If you are a stockholder of record of Software Acquisition Group and you choose to send a written notice or to mail a new signed proxy, you must submit your notice of revocation or your new signed proxy to Software Acquisition Group Inc. c/o D.F. King & Co., Inc., 48 Wall Street, New York, New York 10005 and it must be received at any time before the vote is taken at the Special Meeting. Any proxy that you submitted may also be revoked by submitting a new signed proxy online or by telephone, prior to the start of the Special Meeting, or by voting virtually at the Special Meeting. Simply attending the Special Meeting will not revoke your proxy. If you have instructed a broker, bank or other nominee to vote your shares of Software Acquisition Group common stock, you must follow the directions you receive from your broker, bank or other nominee in order to change or revoke your vote.

Q:     WHAT HAPPENS IF I FAIL TO TAKE ANY ACTION WITH RESPECT TO THE SPECIAL MEETING?

A:     If you fail to take any action with respect to the Special Meeting and the merger is approved by stockholders and consummated, you will continue to be a stockholder of Software Acquisition Group. Failure to take any action with respect to the Special Meeting will not affect your ability to exercise your redemption rights. If you fail to take any action with respect to the Special Meeting and the merger is not approved, you will continue to be a stockholder of Software Acquisition Group while Software Acquisition Group searches for another target business with which to complete a business combination.

Q:     WHAT SHOULD I DO IF I RECEIVE MORE THAN ONE SET OF VOTING MATERIALS?

A:     Stockholders may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered under more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Q:     WHOM SHOULD I CONTACT IF I HAVE ANY QUESTIONS ABOUT THE PROXY MATERIALS OR VOTING?

A:     If you have any questions about the proxy materials, need assistance submitting your proxy or voting your shares or need additional copies of this proxy statement or the enclosed proxy card, you should contact D.F. King & Co., Inc., the proxy solicitation agent for Software Acquisition Group, toll-free at (800) 334-0384 (banks and brokers call collect at (212) 269-5550) or by email at swag@dfking.com.

SUMMARY

This summary highlights selected information included in this proxy statement and does not contain all of the information that may be important to you. You should read this entire document and its annexes and the other documents to which we refer before you decide how to vote. Each item in this summary includes a page reference directing you to a more complete description of that item.

The Merger and the Merger Agreement (pages 136 and 148)

The terms and conditions of the merger are contained in the merger agreement, which is attached as Annex A to this proxy statement. We encourage you to read the merger agreement carefully, as it is the legal document that governs the merger.

If the merger agreement is approved and adopted and the merger is subsequently completed, Merger Sub will merge with and into CuriosityStream with CuriosityStream surviving the merger as a wholly owned subsidiary of Software Acquisition Group.

Merger Consideration (page 136)

Immediately prior to the effective time, each share of CuriosityStream preferred stock issued and outstanding will be converted into a number of shares of CuriosityStream common stock in accordance with the certificate of designation of the CuriosityStream preferred stock as amended to the date of the merger.

At the effective time of the merger, each share of CuriosityStream common stock issued and outstanding immediately prior to the effective time of the merger (other than shares owned by CuriosityStream as treasury stock or dissenting shares) will convert into the right to receive a number of shares of Class A Common Stock equal to (i)(a)(x) $302,098,500 divided by (y) an amount equal to the value of the funds in Software Acquisition Group’s Trust Account (net of certain taxes payable) as of the close of business on the business day prior to closing divided by the number of outstanding shares of Class A Common Stock (the amount in this clause (a)(y) being referred to as the “Reference Price”), plus (if positive) or minus (if negative) (b)(x) an amount equal to the sum of estimated working capital and closing cash of CuriosityStream net of estimated indebtedness of CuriosityStream and amounts being escrowed for working capital adjustments to be performed post-closing and indemnification obligations of CuriosityStream, divided by (y) the Reference Price, divided by (ii) the number of shares of common stock outstanding at the effective time of the merger. The number resulting from this calculation is referred to as the “exchange ratio.” No fractional shares of Class A Common Stock will be issued, instead, fractions will be rounded to the nearest whole share, with a fraction of 0.5 outstanding shares rounded up and will be paid out in cash in accordance with the merger agreement. The shares of Class A Common Stock to be issued in the merger are referred to collectively as the “merger consideration.” Because the final merger consideration will be determined as of two (2) business days prior to the closing of the merger, holders of Class A Common Stock will not know at the time of the vote the number of shares that will be issued to holders of CuriosityStream common stock.

Recommendation of the Software Acquisition Group Board of Directors (page 59)

The Software Acquisition Group board of directors has unanimously determined that the merger, on the terms and conditions set forth in the merger agreement, is advisable and in the best interests of Software Acquisition Group and its stockholders and has directed that the proposals set forth in this proxy statement be submitted to its stockholders for approval at the Special Meeting on the date and at the time and place set forth in this proxy statement. The Software Acquisition Group board of directors unanimously recommends that Software Acquisition Group’s stockholders vote “FOR” the Business Combination Proposal, “FOR” the Charter Proposals, “FOR” the Stock Issuance Proposal, “FOR” the Omnibus Incentive Plan Proposal and “FOR” the Adjournment Proposal (if necessary). See “The Merger — Recommendation of the Software Acquisition Group Board of Directors and Reasons for the Merger” beginning on page 142.

Special Meeting of Stockholders (page 59)

The special meeting of Software Acquisition Group stockholders (the “Special Meeting”) will be held on October 12, 2020, at 10:00 a.m. Eastern Time, via a virtual meeting. At the Special Meeting, Software Acquisition Group stockholders will be asked to approve the Business Combination Proposal, the Charter Proposals, the Stock Issuance Proposal, the Omnibus Incentive Plan Proposal and the Adjournment Proposal (if necessary).

The Software Acquisition Group board of directors has fixed the close of business on September 21, 2020 as the Special Meeting record date for determining the holders of Software Acquisition Group common stock entitled to receive notice of and to vote at the Special Meeting. As of the Special Meeting record date, there were approximately 14,950,000 shares of Class A Common Stock outstanding and 3,737,500 shares of Class B Common Stock then outstanding and entitled to vote at the Special Meeting held by holders of record. Each share of Software Acquisition Group common stock entitles the holder to one vote at the Special Meeting on each proposal to be considered at the Special Meeting. As of the Special Meeting record date, the Sponsor and Software Acquisition Group’s directors and executive officers and their affiliates owned and were entitled to vote 3,737,500 shares of Software Acquisition Group common stock, representing approximately 20% of the shares of Software Acquisition Group common stock outstanding on that date. Software Acquisition Group currently expects that the Sponsor and its directors and officers will vote their shares in favor of the proposals set forth in this proxy statement, and, pursuant to the an agreement entered into in connection with Software Acquisition Group’s initial public offering, the Sponsor has agreed to do so. As of the Special Meeting record date, CuriosityStream did not beneficially hold any shares of Software Acquisition Group common stock.

A majority of the voting power of the issued and outstanding Software Acquisition Group common stock entitled to vote at the Special Meeting must be present, online or represented by proxy, at the Special Meeting to constitute a quorum and in order to conduct business at the Special Meeting.

Approval of the Business Combination Proposal, Charter Proposal Nos. 5, 6, 8, 9, 10 and 11, the Stock Issuance Proposal and the Omnibus Incentive Plan Proposal require the affirmative vote of a majority of votes cast by holders of Software Acquisition Group common stock, voting together as a single class at a meeting at which a quorum is present. Approval of Charter Proposal Nos. 2, 3, 4 and 7 requires the affirmative vote of a majority of the votes cast by holders of a majority of the Class A Common Stock outstanding, voting separately as a single class and the affirmative vote by the holders of a majority of the shares of Class B Common Stock then outstanding, voting as a separate class. Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by holders of Software Acquisition Group common stock, voting separately as a single class, regardless of whether a quorum is present. The Software Acquisition Group board of directors has already approved each of the proposals.

The merger is conditioned upon the approval of the Business Combination Proposal, the Charter Proposals, the Stock Issuance Proposal and the Omnibus Incentive Plan Proposal, subject to the terms of the merger agreement. The merger is not conditioned on the Adjournment Proposal. If the Business Combination Proposal is not approved, the other proposals (except the Adjournment Proposal) will not be presented to the stockholders for a vote.

Software Acquisition Group’s Directors and Executive Officers Have Financial Interests in the Merger (page 151)

Certain of Software Acquisition Group’s executive officers and directors may have interests in the merger that may be different from, or in addition to, the interests of Software Acquisition Group’s stockholders. The members of the Software Acquisition Group board of directors were aware of and considered these interests, among other matters, when they approved the merger agreement and recommended that Software Acquisition Group stockholders approve the proposals required to effect the merger. See “The Merger Agreement — Covenants” beginning on page 151.

Treatment of CuriosityStream Stock Options (page 110)

Under the terms of the merger agreement, each CuriosityStream stock option, whether vested or unvested, that is outstanding and unexercised immediately prior to the effective time of the merger, will automatically be converted into the right to receive an option to purchase shares of Class A Common Stock of Software Acquisition Group (the “Software Acquisition Group Options”). The number of shares of Class A Common Stock (rounded down to the nearest whole share) that will be subject to the Software Acquisition Group Options will equal the product of (A) the number of shares of CuriosityStream common stock subject to CuriosityStream stock options immediately prior to the effective time of the merger and (B) the “Option Exchange Ratio.” The Software Acquisition Group Options will have an exercise price per share (rounded up to the nearest whole share) of Class A Common Stock equal to the quotient of (A) the exercise price per share of CuriosityStream common stock of such CuriosityStream stock option immediately prior to the effective time of the merger and (B) the “Option Exchange Ratio.” The “Option Exchange Ratio” is equal to (a)(x) the sum of (1) $302,098,500, plus or minus (2) an amount equal to the sum of estimated working capital and closing cash of CuriosityStream net of estimated indebtedness of CuriosityStream and amounts being escrowed for working capital adjustments to be performed post-closing and indemnification obligations of CuriosityStream, plus (3) amounts being escrowed for working capital adjustments to be performed post-closing, plus (4) amounts being escrowed for indemnification obligations of CuriosityStream, plus (5) the aggregate exercise price that would be payable by the CuriosityStream option holders upon the exercise of all CuriosityStream options outstanding immediately prior to the effective time of the merger, divided by, (y) the sum of (1) the aggregate number of shares of CuriosityStream common stock issued and outstanding as of the time of determination, plus (2) the aggregate number of shares of CuriosityStream common stock issuable upon conversion of the aggregate number of shares of preferred stock issued and outstanding as of such time, plus (3) the number of shares of CuriosityStream common stock issuable upon the exercise of all CuriosityStream stock options outstanding as of immediately prior to the effective time of the merger, divided by (b) the Reference Price. The Software Acquisition Group Options will be granted pursuant to the Omnibus Incentive Plan, but are otherwise subject to the same vesting and exercise terms and conditions as applied to the CuriosityStream stock options immediately prior to the effective date of the merger.

Regulatory Approvals Required for the Merger (page 146)

Completion of the merger is subject to approval under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). Software Acquisition Group has agreed to use its commercially reasonable efforts to obtain all required regulatory approvals and CuriosityStream has agreed to request early termination of any waiting period under the HSR Act. Software Acquisition Group and CuriosityStream received early termination of the waiting period under the HSR Act on September 4, 2020. The regulatory approvals to which completion of the merger are subject are described in more detail in the section of this proxy statement entitled “Regulatory Approvals Required For The Merger” beginning on page 146.

Litigation Relating to the Merger (page 147)

On September 2, 2020, a putative class action lawsuit (the “Complaint”) was filed in the Supreme Court of the State of New York by a purported Software Acquisition Group stockholder in connection with the merger: Khan v. Software Acquisition Group, Inc., et al., Index No. 654208/2020 (N.Y. Sup. Ct.). The Complaint names Software Acquisition Group and certain current members of the Software Acquisition Group board of directors as defendants. The Complaint alleges, among other things, breach of fiduciary duty claims against the Software Acquisition Group board of directors in connection with the merger. The Complaint also alleges that the preliminary proxy statement filed on Schedule 14A with the SEC on August 12, 2020 was misleading and/or omitted material information concerning the business combination. The Complaint seeks, among other things: injunctive relief, including an order enjoining the consummation of the merger; declaratory relief; and an award of attorneys’ fees and damages in an undetermined amount.

In addition, on September 10, 2020, counsel for a purported individual stockholder of Software Acquisition Group sent a letter (the “Letter”) to legal counsel for Software Acquisition Group in connection with the merger that alleged that the preliminary proxy statement failed to disclose certain information regarding the merger. The Letter demanded that Software Acquisition Group make certain additional disclosures in this proxy statement, and claimed that the failure to make such disclosures constituted a violation of federal securities laws.

Software Acquisition Group believes that the allegations in the Complaint and the Letter are without merit. Software Acquisition Group also believes that the disclosures set forth in the preliminary proxy statement on the subjects discussed in the Complaint and the Letter comply fully with applicable law and do not need to be supplemented. However, solely to avoid the costs, risks, nuisance, and uncertainties inherent in disputes concerning these types of allegations, or potential litigation that could delay or adversely affect the merger, Software Acquisition Group has determined to voluntarily supplement the preliminary proxy statement with certain additional disclosures set forth herein (the “Additional Disclosures”). Nothing in this proxy statement shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the supplemental Additional Disclosures set forth herein.

Material U.S. Federal Income Tax Consequences of the Merger (page 161)

CuriosityStream and Software Acquisition Group intend the merger to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes. If the merger so qualifies, then a U.S. Holder (as defined below in the section titled “Material U.S. Federal Income Tax Consequences”) of CuriosityStream common stock (including the shares of CuriosityStream common stock resulting from the conversion of CuriosityStream preferred stock described below) generally will not recognize any gain or loss as a result of the merger.

The tax consequences of the merger to each CuriosityStream stockholder may depend on such holder’s particular facts and circumstances. CuriosityStream stockholders are urged to consult their tax advisors to understand fully the consequences to them of the merger in their specific circumstances. For more information, see “Material U.S. Federal Income Tax Consequences — Tax Consequences of the Merger to U.S. Holders of CuriosityStream Common Stock” beginning on page 162.

Conditions to Closing of the Business Combination (page 149)

Conditions to Each Party’s Obligations

The respective obligations of each of CuriosityStream and Software Acquisition Group to complete the merger are subject to the satisfaction of the following conditions:

•        the applicable waiting period(s) under the HSR Act in respect of the transactions contemplated by the merger agreement shall have expired or been terminated;

•        there shall not have been enacted or promulgated any governmental order, statute, rule or regulation enjoining or prohibiting the consummation of the transactions contemplated by the merger agreement;

•        the redemption offer in relation to the public shares shall have been completed in accordance with the terms of the merger agreement and this proxy statement;

•        Software Acquisition Group shall have at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) remaining after the closing;

•        the clearance of this proxy statement by the SEC;

•        the approval by Software Acquisition Group stockholders of the Business Combination Proposal, the Charter Proposals, the Stock Issuance Proposal and the Omnibus Incentive Plan Proposal shall have been obtained in accordance with the Delaware General Corporation Law (“DGCL”), the requisite organizational documents and the rules and regulations of the NASDAQ;

•        the available cash transferred to CuriosityStream shall be equal to or greater than $60,000,000;

•        the amount required under the PIPE Subscription Agreements shall be available as of the closing date of the merger; and

•        the Class A Common Stock to be issued in connection with the merger shall have been approved for listing on the NASDAQ, subject only to official notice of issuance thereof.

Conditions to Obligations of Software Acquisition Group

The obligation of Software Acquisition Group to complete the merger is also subject to the satisfaction, or waiver by Software Acquisition Group, of the following conditions:

•        the accuracy of the representations and warranties of CuriosityStream as of the date of the merger agreement and as of the closing date of the merger, other than, in most cases, those failures to be true and correct that would not reasonably be likely to have a material adverse effect on CuriosityStream;

•        each of the covenants of CuriosityStream to be performed or complied with as of or prior to the closing shall have been performed or complied with in all material respects;

•        the receipt of a certificate signed by an officer of CuriosityStream certifying that the two preceding conditions have been satisfied;

•        if the terms of the loan received by CuriosityStream under the Paycheck Protection Program pursuant to Section 1102 of the CARES Act (the “PPP Loan”) requires the consent of the U.S. Small Business Administration (“SBA”) to the transactions contemplated by the merger agreement, either (i) Software Acquisition Group shall have received a copy of such consent or (ii) CuriosityStream shall have fully paid off such PPP Loan, in each case no later than five (5) Business Days prior to the closing of the merger;

•        no material adverse effect with respect to CuriosityStream shall have occurred; and

•        the receipt of a release letter, by and between HFM and a pledgee of capital stock of the Company pledged as collateral under a loan, pursuant to which the pledgee releases its security interest in such capital stock.

Conditions to Obligations of CuriosityStream

The obligation of CuriosityStream to complete the merger is also subject to the satisfaction, or waiver by CuriosityStream, of the following conditions:

•        the accuracy of the representations and warranties of Software Acquisition Group as of the date of the merger agreement and as of the closing date of the merger, other than, in most cases, those failures to be true and correct that would not reasonably be likely to have a material adverse effect on Software Acquisition Group;

•        each of the covenants of Software Acquisition Group to be performed or complied with as of or prior to the closing shall have been performed or complied with in all material respects;

•        the receipt of a certificate signed by an executive officer of Software Acquisition Group certifying that the two preceding conditions have been satisfied;

•        the Software Acquisition Group Trust Account shall have been properly formed with the trustee with no legal disputes pending or threatened that would reasonably result in a material adverse effect on Software Acquisition Group’s ability to perform its obligations under the Trust Account; and

•        no material adverse effect with respect to Software Acquisition Group shall have occurred.

No Solicitation (page 151)

Under the terms of the merger agreement, CuriosityStream has agreed not to, nor authorize or permit any of its affiliates, directors, officers, employees, agents or representatives to, whether directly or indirectly, (i) knowingly encourage, initiate, solicit or facilitate any inquiries regarding, or the making of offers or proposals that constitute, any contract, proposal, offer or indication of interest in any form, written or oral, relating to any transaction or series of related transactions (other than transactions with Software Acquisition Group) involving any acquisition, merger, amalgamation, share exchange, recapitalization, consolidation, liquidation or dissolution involving the Company or other structure or form (an “Acquisition Proposal”) (except as otherwise required by law), (ii) engage in any negotiations or discussions with respect to an Acquisition Proposal with, or provide any non-public information or data to, any person or entity that has made, or informs CuriosityStream that it is considering making, an Acquisition Proposal, or (iii) enter into any agreement (whether or not binding) relating to an Acquisition Proposal. CuriosityStream has agreed to notify Software Acquisition Group of any Acquisition Proposal as soon as practicable following CuriosityStream’s awareness thereof.

Software Acquisition Group has agreed not to, nor authorize or permit any of its affiliates, directors, officers, employees, agents or representatives to, whether directly or indirectly, (i) knowingly encourage, initiate, solicit or facilitate, offer or make any offers or proposals related to a business combination; (ii) enter into, engage in or continue any discussions or negotiations with respect to any business combination with, or provide any non-public information, data or access to employees to, any person or entity that has made, or that is considering making, a proposal with respect to a business combination, or (iii) enter into any agreement (whether or not binding) relating to a business combination. Software Acquisition Group has agreed to promptly notify CuriosityStream of any submissions, proposals or offers made with respect to a business combination as soon as practicable following Software Acquisition Group’s awareness thereof. See “The Merger Agreement — Covenants.”

Termination (page 157)

The merger agreement may be terminated at or any time prior to the closing of the merger under the following circumstances.

Mutual termination rights.

The merger agreement may be terminated and the transactions contemplated thereby abandoned:

•        by written, mutual consent of CuriosityStream and Software Acquisition Group;

•        by written notice from either CuriosityStream or Software Acquisition Group to the other if the closing has not occurred on or prior to January 31, 2021 for any reason other than delay and/or nonperformance of the party seeking such termination;

•        prior to the closing within two (2) business days of receipt by either CuriosityStream or Software Acquisition Group of a supplement delivered pursuant to the merger agreement disclosing any event, fact or circumstance reasonably likely to cause the failure of the disclosing party to fulfill its obligations, except that if any such terminating breach is curable by the disclosing party, then, for a period of thirty (30) days or, in any event, within two (2) business days prior to the closing; or

•        by written notice from either CuriosityStream or Software Acquisition Group to the other if the approval of Software Acquisition Group stockholders to the Business Combination Proposal, the Charter Proposals, the Stock Issuance Proposal or the Omnibus Incentive Plan Proposal are not obtained at the Special Meeting (subject to any adjournment or recess of the Special Meeting).

CuriosityStream termination rights.

The merger agreement may be terminated and the transactions contemplated thereby abandoned:

•        prior to the closing, by written notice to Software Acquisition Group from CuriosityStream if (i) there is any breach of any representation, warranty, covenant or agreement on the part of Software Acquisition Group set forth in the merger agreement, such that the conditions described in the first two bullet points under the heading “The Merger Agreement — Conditions to Each Party’s Obligations; Conditions to Obligations of CuriosityStream” would not be satisfied at the closing (a “terminating Software Acquisition Group breach”), except that, if any such terminating Software Acquisition Group breach is curable by Software Acquisition Group through the exercise of its commercially reasonable efforts, then, for a period of up to twenty (20) days after receipt by Software Acquisition Group of notice from CuriosityStream of such breach (the “Software Acquisition Group cure period”), such termination shall not be effective, and such termination shall become effective only if the terminating Software Acquisition Group breach is not cured within the Software Acquisition Group cure period, (ii) the closing has not occurred on or before the termination date (as defined below), or (iii) the consummation of the merger is permanently enjoined or prohibited by the terms of a final, non-appealable governmental order or a statute, rule or regulation; provided, that the right to terminate the merger agreement under this paragraph shall not be available if CuriosityStream’s failure to fulfill any obligation under the merger agreement has been the primary cause of, or primarily resulted in, the failure of the closing to occur on or before such date; or

•        by CuriosityStream if the Software Acquisition Group board of directors (A) shall have made, prior to obtaining approval, change in recommendation or (B) shall have failed to include the board recommendation in the consent solicitation statement distributed to stockholders.

Software Acquisition Group termination rights.

The merger agreement may be terminated and the transactions contemplated thereby abandoned:

•        prior to the closing, by written notice to CuriosityStream from Software Acquisition Group if (i) there is any breach of any representation, warranty, covenant or agreement on the part of CuriosityStream set forth in the merger agreement, such that the conditions described in the first two bullet points under the heading “The Merger Agreement — Conditions to Each Party’s Obligations; Conditions to Obligations of Software Acquisition Group” would not be satisfied at the closing (a “terminating company breach”), except that, if such terminating company breach is curable by CuriosityStream through the exercise of its commercially reasonable efforts, then, for a period of up to twenty (20) days after receipt by CuriosityStream of notice from Software Acquisition Group of such breach (the “company cure period”), such termination shall not be effective, and such termination shall become effective only if the terminating company breach is not cured within the company cure period, (ii) the closing has not occurred on or before the termination date, or (iii) the consummation of the merger is permanently enjoined or prohibited by the terms of a final, non-appealable governmental order or a statute, rule or regulation; provided, that the right to terminate the merger agreement under this paragraph shall not be available if Software Acquisition Group’s failure to fulfill any obligation under the merger agreement has been the primary cause of, or primarily resulted in, the failure of the closing to occur on or before such date.

Software Acquisition Group Letter Agreement (page 159)

Pursuant to the terms of a letter agreement (the “Letter Agreement”) entered into with Software Acquisition Group, the Sponsor and Software Acquisition Group’s officers and directors have agreed to vote any Founder Shares held by them and any public shares purchased during or after Software Acquisition Group’s IPO in favor of an initial business combination. The Sponsor, Software Acquisition Group’s officers and directors and their permitted transferees own at least 20% of its outstanding common stock entitled to vote thereon. The quorum and voting thresholds at the Special Meeting and the Letter Agreement may make it more likely that Software Acquisition Group will consummate the merger. In addition, pursuant to the terms of the Letter Agreement, the Sponsor and Software Acquisition Group’s officers and directors have agreed to waive their redemption rights with respect to any Founder Shares and any public shares held by them in connection with the completion of a business combination. See “Other Agreements — Software Acquisition Group Letter Agreement.”

Other Agreements (page 159)

Software Acquisition Group Letter Agreement

In connection with Software Acquisition Group’s IPO, the Sponsor, B. Riley Securities, Inc., as representative of the several underwriters, and Software Acquisition Group’s officers and directors (collectively, the “Letter Agreement Parties”) entered into a letter agreement with Software Acquisition Group, pursuant to which they have agreed (and their permitted transferees will agree) to vote any Founder Shares held by them and any public shares purchased during or after Software Acquisition Group’s IPO in favor of a proposed initial business combination. In addition, the Letter Agreement Parties agreed to, among other things, waive certain rights and enter into certain lockup provisions as set forth in the Letter Agreement. See “Other Agreements — Software Acquisition Group Letter Agreement.”

PIPE Subscription Agreements

In connection with the execution of the merger agreement, each of Software Acquisition Group and certain third-party investors (the “PIPE Investors”) entered into subscription agreements (the “PIPE Subscription Agreements”) pursuant to which the PIPE Investors have respectively subscribed for 2,500,000 newly-issued shares of Class A Common Stock to be issued at the closing of the merger. The obligations to consummate the subscriptions contemplated by the PIPE Subscription Agreements are conditioned upon, among other things, customary closing conditions and the consummation of the merger as set forth in the PIPE Subscription Agreements. See “Other Agreements — PIPE Subscription Agreement.”

HFM Consent

Prior to the execution of the merger agreement, HFM executed a written consent approving the execution of the merger agreement by CuriosityStream and the transactions contemplated thereby, including the merger. HFM controls a majority of the voting power of the issued and outstanding capital stock of CuriosityStream entitled to vote on the approval of the merger. See “Other Agreements — HFM Consent.”

Investor Rights Agreement

In connection with the consummation of the merger, New CuriosityStream will enter into an Investor Rights Agreement with the Sponsor, HFM and CuriosityStream’s officers and directors, substantially in the form attached hereto as Annex D, which provides for customary “mandatory,” “demand” and “piggyback” registration rights for certain stockholders and certain rights, including director appointment and board observer rights, for the Sponsor, subject to certain terms and conditions. See “Other Agreements — Investor Rights Agreement.”

Listing (page 147)

Class A Common Stock is listed on the NASDAQ under the symbol “SAQN.” Following the merger, New CuriosityStream common stock (including common stock issuable in the merger) will be listed on the NASDAQ under the symbol “CURI.”

Comparison of Stockholders’ Rights (page 167)

Following the merger, the rights of CuriosityStream stockholders who become New CuriosityStream stockholders in the merger will no longer be governed by CuriosityStream’s amended and restated certificate of incorporation (“CuriosityStream’s charter”) and CuriosityStream’s amended and restated bylaws (“CuriosityStream’s bylaws”) and instead will be governed by New CuriosityStream’s amended and restated certificate of incorporation (“New CuriosityStream’s charter”) and New CuriosityStream’s amended and restated bylaws (“New CuriosityStream’s bylaws”). See “Comparison of Stockholders’ Rights” beginning on page 167.

Risk Factors (page 21)

You should consider all the information contained in this proxy statement in deciding how to vote for the proposals presented in the proxy statement. In particular, you should consider the factors described under “Risk Factors” beginning on page 21.

Information about Software Acquisition Group (page 82)

Software Acquisition Group is a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Class A Common Stock, units and warrants are currently listed on the NASDAQ under the symbols “SAQN,” “SAQNU,” and “SAQNW,” respectively. The mailing address of Software Acquisition Group’s principal executive office is 1980 Festival Plaza Drive, Ste. 300 Las Vegas, Nevada 89135 and the telephone number of Software Acquisition Group’s principal executive office is (310) 991-4982.

Information about CuriosityStream (page 96)

CuriosityStream is an award-winning media and entertainment company that offers premium video programming across the entire category of factual entertainment, including science, history, society, nature, lifestyle and technology. CuriosityStream offers access to its over 3,100 original and licensed titles to approximately 13 million total paying subscribers, and meets demand for high-quality factual entertainment via subscription video on-demand (“SVoD”) platforms, as well as via bundled content licenses for SVoD and linear offerings, partner bulk sales, brand partnerships and content sales.

CuriosityStream was formed as a limited liability company under the laws of the State of Delaware on June 6, 2008. CuriosityStream’s principal executive offices are located at 8484 Georgia Ave., Suite 700, Silver Spring, Maryland 20910, and CuriosityStream’s telephone number is (301) 755-2050.

Summary of the Transactions

Set forth below is a summary of transactions that are contemplated to occur in connection with following the merger.

Conversion of Equity Interests

Immediately prior to the effective time, (i) each share of CuriosityStream preferred stock issued and outstanding (other than shares owned by CuriosityStream as treasury stock), will be converted into 1.67 shares of CuriosityStream common stock in accordance with the certificate of designations of the CuriosityStream preferred stock as amended to the date of the merger and (ii) outstanding options of CuriosityStream will be converted into the right to receive an option with respect to a number of Class A Common Stock (rounded down to the nearest whole share) at an exercise price per share of Class A Common Stock (rounded up to the nearest whole share) as described in “The Merger Agreement — Consideration of the CuriosityStream stockholders in the Business Combination.” The conversion ratio for CuriosityStream preferred stock noted above assumes that the conversion takes place on October 22, 2020.

At the effective time, each share of CuriosityStream common stock issued and outstanding immediately prior to the effective time (other than shares owned by CuriosityStream as treasury stock or dissenting shares), including the CuriosityStream preferred stock converted above, will convert into the right to receive a number of shares of Class A Common Stock equal to (i)(a)(x) $302,098,500 divided by (y) an amount equal to the value of the funds in Software Acquisition Group’s Trust Account (net of certain taxes payable) as of the close of business on the business day prior to closing divided by the number of outstanding shares of Class A Common Stock (the amount in this clause (a)(y) being referred to as the “Reference Price”), plus (if positive) or minus (if negative) (b)(x) an amount equal to the sum of estimated working capital and closing cash of CuriosityStream net of estimated indebtedness of CuriosityStream and amounts being escrowed for working capital adjustments to be performed post-closing and indemnification obligations of CuriosityStream, divided by (y) the Reference Price, divided by (ii) the number of shares of common stock outstanding at the effective time of the merger. No fractional shares of Class A Common Stock will be issued, instead, fractions will be rounded down to the nearest whole share, with a fraction of 0.5 outstanding shares rounded up, and will be paid out in cash in accordance with the merger agreement. The number resulting from this calculation is referred to as the “exchange ratio.” The right to receive shares of CuriosityStream common stock for any outstanding equity awards will be converted into the right to receive Class A Common Stock in accordance with the terms of the merger agreement. For more information see “— Merger Consideration.”

We refer to these transactions, together with the merger and the other transactions contemplated by the merger agreement as the “merger transactions.”

PIPE Investment

Contemporaneously with the execution and delivery of the merger agreement, Software Acquisition Group and the PIPE Investors entered into the PIPE Subscription Agreements pursuant to which the primary PIPE Investors have committed (the “PIPE Investment”), on the terms and subject to the conditions of the PIPE Subscription Agreements, to subscribe for and purchase 2,500,000 shares of Software Acquisition Group common stock from Software Acquisition Group for consideration in an aggregate amount of $25,000,000 (such amount the “PIPE Investment Amount”). For more information, see “Software Acquisition Group Proposals — Proposal No. 12 — The Stock Issuance Proposal.”

Organizational Structure

The following diagrams illustrate, in a simplified form, the ownership structure of CuriosityStream and Software Acquisition Group, respectively, as of the date of this proxy statement.

The following diagram illustrates, in a simplified form, the ownership structure of New CuriosityStream immediately following consummation of the merger. See “— Ownership of New CuriosityStream.”

Ownership of New CuriosityStream

As of the date of this proxy statement, there are 18,687,500 shares of Software Acquisition Group common stock issued and outstanding, including 3,737,500 shares of Class B Common Stock, which will be converted into one share of Class A Common Stock. As of the date of this proxy statement, there are an aggregate of 7,475,000 public warrants and 4,740,000 private placement warrants outstanding. Each whole warrant entitles the holder thereof to purchase one share of Class A Common Stock. Therefore, as of the date of this proxy statement (without giving effect to the merger and assuming no redemptions), assuming that each outstanding warrant is exercised and one Class A Common Stock is issued as a result of such exercise, the Software Acquisition Group fully-diluted stock capital would be 26,200,970 shares of common stock.

The following table illustrates varying ownership levels in New CuriosityStream immediately following the consummation of the transactions assuming the levels of redemptions by the public stockholders indicated:

	Share Ownership in New CuriosityStream(1)
	No redemptions		Minimum cash condition(2)
	Number of Shares	Percentage of Outstanding Shares	Number of Shares	Percentage of Outstanding Shares
	(in millions)		(in millions)
Former equityholders of CuriosityStream	32.49	60.53%	32.49	77.00%
Software Acquisition Group’s public stockholders	14.95	27.85%	3.49	8.26%
Holders of Software Acquisition Group’s Class B Common Stock	3.74	6.96%	3.74	8.85%
Purchasers of Software Acquisition Group shares in the PIPE Investment	2.5	4.66%	2.5	5.92%

____________

(1)      These figures exclude the impact of (i) approximately 4.1 million CuriosityStream options that will convert into Software Acquisition Group Options pursuant to the terms of the merger agreement and (ii) approximately 4.0 million shares issuable pursuant to Software Acquisition Group’s outstanding warrants. These figures also assume that CuriosityStream has no net working capital, cash or indebtedness as of the effective time of the merger.

(2)      Assumes that approximately 9.0 million public shares are redeemed in connection with the merger.

SELECTED HISTORICAL FINANCIAL INFORMATION OF SOFTWARE ACQUISITION GROUP

The following table sets forth selected historical financial information derived from Software Acquisition Group’s (i) unaudited financial statements included elsewhere in this proxy statement for and as of the six months ended June 30, 2020 and (ii) audited financial statements as of the year ended December 31, 2019 and for the period from May 9, 2019 (inception) through December 31, 2019. You should read the following summary financial information in conjunction with the section entitled “Software Acquisition Group’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and Software Acquisition Group’s financial statements and related notes appearing elsewhere in this proxy statement.

We have neither engaged in any operations nor generated any revenue to date. Our only activities from inception through June 30, 2020 were organizational activities and those necessary to complete our initial public offering and identifying a target company for a business combination. We do not expect to generate any operating revenue until after the completion of the merger.

	For the six months ended June 30, 2020	For the period from May 9, 2019 (inception) through December 31, 2019
	(unaudited)
Statements of Operations Data:
Operating and formation costs	$(413,335)	$(210,617)
Interest income	545,593	219,910
Income before provision for income taxes	132,258	9,293
Provision for income taxes	(27,774)	(1,952)
Net (loss) income	$104,484	$7,341
Weighted average shares outstanding of Common Stock	4,657,375	3,535,964
Basic and diluted net income (loss) per share	$(0.06)	$(0.02)
Cash Flow Data:
Net cash used in operating activities	(439,114)	(158,869)
Net cash provided by (used in) investing activities	181,858	(149,500,000)
Net cash provided by financing activities	—	150,752,277
	June 30, 2020	December 31, 2019
	(unaudited)
Balance Sheet Data (end of period):
Cash	$836,152	$1,093,408
Marketable securities held in Trust Account	150,083,645	149,719,910
Total assets	151,024,200	150,941,451
Class A common stock subject to possible redemption, 14,015,735 and 14,044,440 shares at redemption value at June 30, 2020 and December 31, 2019, respectively	140,631,601	140,527,112
Class A Common Stock, 0.0001 par value; 100,000,000 shares authorized; 934,265 and 905,560 issued and outstanding (excluding 14,015,735 and 14,044,440 shares subject to possible redemption) at June 30, 2020 and December 31, 2019, respectively	93	91
Class B Common Stock, $0.0001 par value; 10,000,000 shares authorized; 3,737,500 shares issued and outstanding at June 30, 2020 and December 31, 2019	374	374
Total liabilities	5,392,598	5,414,333
Total stockholders’ equity	5,000,001	5,000,006

SUMMARY HISTORICAL FINANCIAL AND OTHER DATA FOR CURIOSITYSTREAM

The summary historical financial information and other data for CuriosityStream presented below for the years ended December 31, 2019 and 2018, and the summary balance sheet and other data as of December 31, 2019 and 2018 have been derived from CuriosityStream’s audited financial statements included in this proxy statement.

The summary historical financial information presented below as of June 30, 2020 and for each of the six (6) month periods ended June 30, 2020 and June 30, 2019 have been derived from CuriosityStream’s unaudited financial statements included in this proxy statement. The unaudited financial data presented have been prepared on a basis consistent with CuriosityStream’s audited financial statements. In the opinion of CuriosityStream’s management, such unaudited financial data reflects all adjustments, consisting only of normal and recurring adjustments necessary for a fair presentation of the results for those periods. The results of operations for the six month period ended June 30, 2020 are not necessarily indicative of the results to be expected for the year ending December 31, 2020 or any future period.

The summary information in the following tables should be read in conjunction with “Selected Historical Financial of CuriosityStream,” “CuriosityStream’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and CuriosityStream’s financial statements and related notes thereto included elsewhere in this proxy statement.

	For the years ended December 31,		For the six months ended June 30,
	2019	2018	2020	2019
			(unaudited)
	(in thousands)
Statement of Operations Data:
Revenues	$18,026	$9,345	$19,516	$6,545
Operating loss	(44,447)	(33,375)	(16,599)	(19,456)
Loss before income taxes	(42,375)	(34,929)	(16,181)	(18,212)
Net loss	(42,517)	(34,972)	(16,258)	(18,285)

Statement of Cash Flows Data:
Net cash used in operating activities	$(44,711)	$(31,935)	$(28,516)	$(23,765)
Net cash provided by (used in) investing activities	$(8,986)	$(42,627)	$31,621	$(13,088)
Net cash provided by financing activities	$—	$136,798	$—	$—
	December 31, 2019	June 30, 2020
		(unaudited)
	(in thousands)
Balance Sheet Data:
Cash and cash equivalents	$8,819	$6,924
Total assets	82,464	63,358
Total liabilities	18,742	14,938
Total stockholders’ deficit	(91,452)	(115,345)

SUMMARY UNAUDITED PRO FORMA
COMBINED FINANCIAL INFORMATION

The following summary unaudited historical financial information has been adjusted in the pro forma combined financial statements to give pro forma effect to events that are related and/or directly attributable to the merger and the related transactions described herein, are factually supportable, and as it relates to the unaudited pro forma combined statements of operations, are expected to have a continuing impact on the results of the post-combination company. Accordingly, the impacts of non-recurring merger-related expenses are not included in the summary pro forma combined statements of operations. However, the impacts of such expenses are reflected in the summary pro forma combined balance sheet. Assumptions and estimates underlying the pro forma adjustments are described in the accompanying notes, which should be read in conjunction with the pro forma combined financial statements.

The summary pro forma combined financial statements and information are presented for illustrative purposes only and do not purport to represent the actual results of operations that Software Acquisition Group and CuriosityStream would have achieved had the companies been combined during the periods presented in the summary pro forma combined financial statements and is not intended to project the future results of operations that the combined company may achieve after the merger. The summary pro forma combined financial statements do not reflect any potential divestitures that may occur prior to, or subsequent to, completion of the merger or cost savings that may be realized as a result of the merger and also do not reflect any restructuring or integration-related costs to achieve those potential cost savings. CuriosityStream and Software Acquisition Group have not had any historical relationship prior to the Merger. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.

The summary pro forma combined financial statements have been prepared assuming two alternative levels of redemption into cash of Software Acquisition Group’s shares of Class A Common Stock:

•        Scenario 1 — Assuming no redemptions for cash:    This presentation assumes that no Software Acquisition Group stockholders exercise redemption rights with respect to their shares of Class A Common Stock upon consummation of the Merger; and

•        Scenario 2 — Assuming redemptions of 11,463,611 shares of the Class A Common Stock for cash:    This presentation assumes that Software Acquisition Group stockholders exercise their redemption rights with respect to a maximum of 11,463,611 shares of Class A Common Stock upon consummation of the Merger at a redemption price of approximately $10.04 per share. The maximum redemption amount is derived to ensure a minimum cash balance of $60,000,000 (including the PIPE Investment), after giving effect to the payments to redeeming stockholders.

	Pro Forma Combined (Assuming No Redemption)	Pro Forma Combined (Assuming Maximum Redemptions to Satisfy Condition)
	(unaudited) ($ in thousands, except share and per share data)
Summary Unaudited Pro Forma Combined Statement of Operations Data – Six months ended June 30, 2020
Revenues	$19,516	$19,516
Basic and diluted net loss per share attributable to common stockholders	$(0.31)	$(0.39)
Weighted average shares outstanding, basic and diluted	53,676,613	42,213,002
Summary Unaudited Pro Forma Combined Statement of Operations Data – Year Ended December 31, 2019
Revenues	$18,026	$18,026
Basic and diluted net loss per share attributable to common stockholders	$(0.80)	$(1.01)
Weighted average shares outstanding, basic and diluted	53,676,613	42,213,002
Balance Sheet Data as of June 30, 2020
Total assets	$225,164	$110,080
Total liabilities	$14,878	$14,878
Total stockholders’ equity	$210,286	$95,202
Total liabilities, redeemable convertible preferred stock and stockholders’ equity	$225,164	$110,080

UNAUDITED HISTORICAL COMPARATIVE AND PRO FORMA COMBINED PER SHARE DATA OF SOFTWARE ACQUISITION GROUP AND CURIOSITYSTREAM

The following table sets forth the historical comparative per share information for Software Acquisition Group on a stand-alone basis and the unaudited pro forma combined per share information for the six months ended June 30, 2020 and the year ended December 31, 2019, after giving effect to the Merger, (1) assuming no Software Acquisition Group stockholders exercise redemption rights with respect to their shares of common stock upon the consummation of the Merger; and (2) assuming that Software Acquisition Group stockholders exercise their redemption rights with respect to a maximum of 11,463,611 shares of common stock upon consummation of the Merger.

You should read the information in the following table in conjunction with the summary historical financial information included elsewhere in this proxy statement, and the historical financial statements of CuriosityStream and Software Acquisition Group and related notes that are included elsewhere in this proxy statement. The unaudited pro forma combined share information is derived from, and should be read in conjunction with, the unaudited pro forma combined financial statements and related notes included elsewhere in this proxy statement.

The CuriosityStream pro forma equivalent per share financial information is calculated by multiplying the combined unaudited pro forma per share amounts by the exchange ratio, whereby each share of CuriosityStream common stock and preferred stock will be converted into the right to receive approximately 0.95 shares of Class A Common Stock under both the no redemption and the max redemption scenarios.

The unaudited pro forma combined per share information below does not purport to represent what the actual results of operations or the earnings per share would been had the companies been combined during the periods presented, nor to project the combined company’s results of operations or earnings per share for any future date or period. The unaudited pro forma combined stockholders’ equity per share information below does not purport to represent what the value of CuriosityStream and Software Acquisition Group would have been had the companies been combined during the periods presented.

(in thousands, except share and per-share amounts)

		Unaudited Combined Pro Forma
	CuriosityStream	Software Acquisition Group	Pro Forma Combined Assuming No Redemptions into Cash	Pro Forma Combined Assuming Maximum Redemptions into Cash
Six months ended June 30, 2020
Net (loss) income	$(16,258)	$104	$(16,671)	$(16,671)
Total stockholders’ (deficit) equity	$(115,345)	$5,000	$210,286	$95,202
Weighted average shares outstanding – basic and diluted	20,000,000	4,657,375	53,676,613	42,213,002
Basic and diluted net loss per share	$(1.24)	$(0.06)	$(0.31)	$(0.39)
Basic and diluted net loss equivalent per share			$(0.29)	$(0.37)
Stockholders’ equity per share – basic and diluted		$1.07	$3.92	$2.26
Stockholders’ equity equivalent per share – basic and diluted			$3.68	$2.12

	CuriosityStream	Software Acquisition Group	Pro Forma Combined Assuming No Redemptions into Cash	Pro Forma Combined Assuming Maximum Redemptions into Cash
Year Ended December 31, 2019 (CuriosityStream) and For the Period from May 9, 2019 (inception) Through December 31, 2019 (Software Acquisition Group)
Net (loss) income	$(42,517)	$7	$(42,728)	$(42,728)
Weighted average shares outstanding – basic and diluted	20,000,000	3,535,964	53,676,613	42,213,002
Basic and diluted net loss per share	$(2.92)	$(0.02)	$(0.80)	$(1.01)
Basic and diluted net loss equivalent per share			$(0.75)	$(0.95)

MARKET PRICE AND DIVIDEND INFORMATION

Software Acquisition Group

Software Acquisition Group’s units, Class A Common Stock and public warrants are currently listed on the NASDAQ under the symbols “SAQNU,” “SAQN,” and “SAQNW,” respectively.

The closing price of the units, Class A Common Stock and public warrants on August 10, the last trading day before announcement of the execution of the merger agreement, was $10.97, $10.13, and $1.42, respectively. As of September 21, the Special Meeting record date, the most recent closing price for each unit, Class A Common Stock and public warrant was $11.00, $9.99, and $1.16, respectively.

Holders of the units, Class A Common Stock and public warrants should obtain current market quotations for their securities. The market price of Software Acquisition Group’s securities could vary at any time before the merger.

Holders

As of September 21, 2020, there was one (1) holder of record of Software Acquisition Group’s units, one (1)holder of record of Software Acquisition Group’s Class A Common Stock and two holders of record of Software Acquisition Group’s public warrants. The number of holders of record does not include a substantially greater number of “street name” holders or beneficial holders whose units, public shares and public warrants are held of record by banks, brokers and other financial institutions.

Dividend Policy

Software Acquisition Group has not paid any cash dividends on its common stock to date and does not intend to pay cash dividends prior to the completion of the merger. The payment of cash dividends in the future will be dependent upon New CuriosityStream’s revenues and earnings, if any, capital requirements and general financial condition subsequent to completion of the merger. The payment of any cash dividends subsequent to the merger will be within the discretion of New CuriosityStream’s board of directors at such time. New CuriosityStream’s ability to declare dividends will also be limited by restrictive covenants pursuant to any debt financing.

CuriosityStream

Historical market price information for CuriosityStream’s capital stock is not provided because there is no public market for CuriosityStream’s capital stock. See “CuriosityStream’s Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

FORWARD-LOOKING STATEMENTS; MARKET, RANKING AND
OTHER INDUSTRY DATA

This proxy statement includes forward-looking statements regarding, among other things, the plans, strategies and prospects, both business and financial, of Software Acquisition Group and CuriosityStream. These statements are based on the beliefs and assumptions of the management of Software Acquisition Group and CuriosityStream. Although Software Acquisition Group and CuriosityStream believe that their respective plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, neither Software Acquisition Group nor CuriosityStream can assure you that either will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” or “intends” or similar expressions. Forward-looking statements contained in this proxy statement include, but are not limited to, statements about the ability of Software Acquisition Group and CuriosityStream prior to the merger, and New CuriosityStream following the merger, to:

•        anticipate the impact of the COVID-19 pandemic and its effect on business and financial conditions;

•        meet the closing conditions to the merger, including approval by stockholders of Software Acquisition Group on the expected terms and schedule;

•        realize the benefits expected from the proposed merger;

•        attract and retain sponsors;

•        effectively market for online sponsorship;

•        anticipate trends in video consumption;

•        significantly increase its subscriber base and retain subscribers;

•        increase its subscriber hours

•        compete for subscribers and sponsorship spending with other content services;

•        continue operating under existing laws and licensing regimes;

•        license content at favorable rates;

•        anticipate the uncertainties inherent in the development of new business lines and business strategies;

•        retain and hire necessary employees;

•        increase brand awareness;

•        expand its ecosystem with third-party and proprietary devices;

•        attract, train and retain effective officers, key employees or directors;

•        upgrade and maintain information technology systems;

•        acquire and protect intellectual property;

•        meet future liquidity requirements and comply with restrictive covenants related to long-term indebtedness;

•        effectively respond to general economic and business conditions;

•        maintain the listing on, or the delisting of Software Acquisition Group’s securities from, NASDAQ or an inability to have our securities listed on the NASDAQ or another national securities exchange following the merger;

•        obtain additional capital, including use of the debt market;

•        enhance future operating and financial results;

•        meet international and education market expansion plans;

•        anticipate rapid technological changes;

•        comply with laws and regulations applicable to its business;

•        stay abreast of modified or new laws and regulations applying to its business, including copyright and privacy regulation;

•        anticipate the impact of, and response to, new accounting standards;

•        respond to fluctuations in foreign currency exchange rates and political unrest and regulatory changes in international markets from various events;

•        negotiate content agreements;

•        anticipate the significance and timing of contractual obligations;

•        attain content despite continued consolidation of distribution customers and production studios;

•        effectively invest in content and marketing, including investments in original programming;

•        maintain key strategic relationships with partners and distributors;

•        anticipate member viewing patterns and other uncertainties associated with product and service development and market acceptance;

•        respond to uncertainties associated with product and service development and market acceptance;

•        anticipate the impact of new U.S. federal income tax laws, including the impact on deferred tax assets;

•        successfully defend litigation; and

•        successfully deploy the proceeds from the merger.

Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements which speak only as of the date hereof. You should understand that the following important factors, in addition to those discussed under the heading “Risk Factors” and elsewhere in this proxy statement, could affect the future results of Software Acquisition Group and CuriosityStream prior to the merger, and New CuriosityStream following the merger, and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements in this proxy statement:

•        any delay in closing of the merger;

•        risks related to disruption of management’s time from ongoing business operations due to the proposed transactions;

•        risks of the internet, e-commerce and filmed entertainment industry, including risks of and publicity surrounding the sales, subscriber origination and retention process;

•        the highly competitive nature of the internet, e-commerce and filmed entertainment industry promotional activity by competitors;

•        litigation, complaints, product liability claims and/or adverse publicity;

•        the impact of changes in consumer spending patterns, consumer preferences, local, regional and national economic conditions, crime, weather, demographic trends and employee availability;

•        increases and/or decreases in utility and other energy costs, increased costs related to utility or governmental requirements; and

•        privacy and data protection laws, privacy or data breaches, or the loss of data.

In addition, the origination and retention of new subscribers will depend on various factors, including, but not limited to, market availability, subscriber interest, the availability of suitable components, the negotiation of acceptable contract terms with subscribers, local permitting, licensing and regulatory compliance and the ability of CuriosityStream prior to the merger, and New CuriosityStream following the merger, to manage anticipated expansion and to hire, train and retain personnel, the financial viability of customers and general economic conditions.

These and other factors that could cause actual results to differ from those implied by the forward-looking statements in this proxy statement are more fully described under the heading “Risk Factors” and elsewhere in this proxy statement. The risks described under the heading “Risk Factors” are not exhaustive. Other sections of this proxy statement describe additional factors that could adversely affect the business, financial condition or results of operations of Software Acquisition Group and CuriosityStream prior to the merger, and New CuriosityStream following the merger. New risk factors emerge from time to time and it is not possible to predict all such risk factors, nor can Software Acquisition Group or CuriosityStream assess the impact of all such risk factors on the business of Software Acquisition Group and CuriosityStream prior to the merger, and New CuriosityStream following the merger, or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements attributable to Software Acquisition Group or CuriosityStream or persons acting on their behalf are expressly qualified in their entirety by the foregoing cautionary statements. Software Acquisition Group and CuriosityStream prior to the merger, and New CuriosityStream following the merger, undertake no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

In addition, statements of belief and similar statements reflect the beliefs and opinions of Software Acquisition Group or CuriosityStream, as applicable, on the relevant subject. These statements are based upon information available to Software Acquisition Group or CuriosityStream, as applicable, as of the date of this proxy statement, and while such party believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and statements should not be read to indicate that Software Acquisition Group or CuriosityStream, as applicable, has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and you are cautioned not to unduly rely upon these statements.

Market, ranking and industry data used throughout this proxy statement, including statements regarding subscriber acquisition costs, attrition and adoption rates, is based on the good faith estimates of CuriosityStream’s management, which in turn are based upon CuriosityStream’s management’s review of internal surveys, independent industry surveys and publications, including reports by third-party research and publicly available information. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. While CuriosityStream is not aware of any misstatements regarding the industry data presented herein, its estimates involve risks and uncertainties and are subject to change based on various factors, including those discussed under the heading “Risk Factors” and “CuriosityStream’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” in this proxy statement.

RISK FACTORS

In addition to the other information contained in this proxy statement, including the matters addressed under the heading “Forward-Looking Statements; Market, Ranking and Other Industry Data,” you should carefully consider the following risk factors in deciding how to vote on the proposals presented in this proxy statement.

Risks Relating to CuriosityStream’s Business and Industry

References in this section to “we,” “our,” “us” and the “Company” generally refer to CuriosityStream Inc., prior to the merger, and New CuriosityStream after giving effect to the merger.

The recent coronavirus (COVID-19) pandemic and the global attempt to contain it may harm our industry, business, results of operations and ability to raise additional capital.

The global spread of the coronavirus (COVID-19) and the various attempts to contain it have created significant volatility, uncertainty and economic disruption. In response to government mandates, health care advisories and otherwise responding to employee and vendor concerns, we have altered certain aspects of our operations. Our workforce has had to spend a significant amount of time working from home, which impacts their productivity. International and domestic travel has been severely curtailed, which required the cancellation of dozens of partner and potential partner meetings and the rescheduling to virtual and telephonic forums for other such meetings. Many content productions are paused, including productions of third parties who supply us with content. Other partners have similarly had their operations altered or temporarily suspended, including distribution partners and those partners that we use for our operations as well as development, production and post-production of content. To the extent the resulting economic disruption is severe, we could see some partners and vendors go out of business, resulting in reduced demand from distributors and consequent reduction in forecasted revenue, as well as supply constraints and increased costs or delays to our productions. Such production pauses may cause us temporarily to have less new content available on our service in subsequent quarters, which could negatively impact consumer demand for and member retention to our service and the number of paid memberships. Temporary production pauses or permanent shutdowns in production could result in content asset impairments or other charges and will change the timing and amount of cash outflows associated with production activity.

The full extent to which the COVID-19 pandemic and the various responses to it impacts our business, operations and financial results will depend on numerous evolving factors that we may not be able to accurately predict, including: the duration and scope of the pandemic; governmental, business and individuals’ actions that have been and continue to be taken in response to the pandemic; the availability and cost to access the capital markets; the effect on our customers and customer demand for and ability to pay for our services; increased competition with alternative media platforms and technologies; disruptions or restrictions on our employees’ ability to work and travel; interruptions or restrictions related to the provision of streaming services over the internet, including impacts on content delivery networks and streaming quality; and any stoppages, disruptions or increased costs associated with our development, production, post-production, marketing and distribution of original programming. During the COVID-19 crisis, we may not be able to provide the same level of customer service and product features that our members are used to which could negatively impact their perception of our service resulting in an increase in cancellations. Furthermore, given increased government expenditures associated with their COVID-19 response, we could see increased government obligations which could negatively impact our results of operations. If we need to access the capital markets, there can be no assurance that financing may be available on attractive terms, if at all. We will continue to actively monitor the issues raised by the COVID-19 pandemic and may take further actions that alter our business operations, including distribution, partnerships and content production, as may be required by federal, state, local or foreign authorities, or that we determine are in the best interests of our employees, customers, partners and stockholders. It is not clear what the potential effects any such alterations or modifications may have on our business, including the effects on our customers, suppliers or vendors, or on our financial results.

The COVID-19 pandemic has also led in part to an increase in our net paid subscribers relative to our quarterly forecast and historic trends. These results, as well as those of other metrics such as revenues, operating margins, net income and other financial and operating data, may not be indicative of results for future periods. Our increase in net paid subscribers may reflect the acceleration of growth that we would have seen in subsequent periods, and subscriber growth may slow or reverse, due to slower acquisition and/or higher cancellations, as government and other restrictions are relaxed. In addition to the potential direct impacts to our business, the global economy is likely to be significantly weakened as a result of the actions taken in response to COVID-19. To the extent that such a weakened global economy impacts consumers’ ability or willingness to pay for our service or vendors’ ability to provide services to us, especially those related to our distribution and content productions, we could see our business and results of operation negatively impacted.

We have a limited operating history and history of net losses, and we anticipate that we will experience net losses for the foreseeable future.

You should consider our business and prospects in light of the risks, expenses and difficulties encountered by companies in their early stage of development. CuriosityStream LLC, our predecessor, was formed as a Delaware limited liability company in June 2008. CuriosityStream officially launched its subscription service to U.S. based customers in March 2015 and to international customers in September 2015. Accordingly, we have limited operating history upon which to base an evaluation of our business and prospects.

We have experienced significant net losses since our inception and, given the significant operating and capital expenditures associated with our business plan, anticipate continuing net losses for the foreseeable future. If we do achieve profitability, we cannot be certain that we will be able to sustain or increase such profitability. We incurred a net loss of approximately $42.5 million for the year ended December 31, 2019. We have not generated positive cash flow from operations, and we cannot be certain that we will be able to generate positive cash flow from operations in the future. To achieve and sustain profitability, we must accomplish numerous objectives, including broadening and stabilizing our sources of revenue and increasing the number of paying subscribers to our service. Accomplishing these objectives will require significant capital investments. We cannot assure that we will be able to achieve these objectives.

Our operating results are expected to be difficult to predict based on a number of factors that also will affect our long-term performance.

We expect our operating results to fluctuate significantly in the future based on a variety of factors, many of which are outside our control and difficult to predict. As a result, period-to-period comparisons of our operating results may not be a good indicator of our future or long-term performance. The following factors may affect us from period-to-period and may affect our long-term performance:

•        our ability to maintain and develop new and existing revenue-generating relationships;

•        our ability to improve or maintain gross margins in our business;

•        the amount and timing of operating costs and capital expenditures relating to expansion of our business, operations and infrastructure;

•        our ability to significantly increase our subscriber base and retain customers;

•        our ability to develop, acquire and maintain an adequate breadth and depth of content via original productions, co-productions, commissions and/or licenses;

•        changes by our competitors to their product and service offerings;

•        increased competition with our competitors;

•        our ability to detect and comply with data collection and privacy regulation and customer questions related thereto in every jurisdiction in which we operate;

•        changes in promotional support or other aspects of our relationships with our partners through which we make our service available, including the multichannel video programming distributors (“MVPDs”) and/or virtual MVPDs (“vMVPDs”), through which we offer our content;

•        our ability to effectively manage the development of new business segments and markets;

•        our ability to maintain and develop new and existing marketing relationships;

•        our ability to maintain, upgrade and develop our website, our applications through which we offer our service on our customers’ devices and our internal computer systems;

•        fluctuations in the use of the internet for the purchase of consumer goods and services such as those offered by us;

•        technical difficulties, system downtime or internet disruptions;

•        our ability to attract new and qualified personnel in a timely and effective manner and retain existing personnel;

•        conflicts of interest involving our founder and principal stockholder, John Hendricks;

•        our ability to attract and retain sponsors and prove that our sponsorship offerings are effective enough to justify a pricing structure that is profitable for us;

•        our ability to develop our corporate and education business;

•        our ability to successfully implement traditional spot advertising on selected linear television networks;

•        the success of our program sales to other media companies;

•        our ability to successfully manage the integration of operations and technology resulting from acquisitions;

•        governmental regulation and taxation policies; and

•        general economic conditions and economic conditions specific to the internet, online commerce and the media industry.

If we are not able to manage our growth, our business could be adversely affected.

We have expanded rapidly since we launched our subscription service in March 2015. We anticipate that further expansion of our operations will be required to achieve significant growth in our products, lines of business and user base and to take advantage of favorable market opportunities. Any future expansion will likely place significant demands on our managerial, operational, administrative and financial resources. If we are not able to respond effectively to new or increased demands that arise because of our growth, or, if in responding, our management is materially distracted from our current operations, our business may be adversely affected. In addition, if we do not have sufficient breadth and depth of content necessary to satisfy increased demand arising from growth in our user base, our user satisfaction may be adversely affected.

We are expanding our operations internationally, scaling our service to effectively and reliably handle anticipated growth in both users and features related to our service and ramping up our ability to produce original content. As our offerings evolve, we are managing and adjusting our business to address varied content offerings, consumer customs and practices, different technology infrastructure, different markets for factual video content, as well as differing legal and regulatory environments. As we scale our service, we are developing technology and utilizing third-party “cloud” computing services. As we ramp up our original content production, we are building out expertise in a number of disciplines, including creative, marketing, legal, finance, licensing and other resources related to the development and physical production of content. If we are not able to manage the growing complexity of our business, including improving, refining or revising our systems and operational practices related to our operations and original content, our business may be adversely affected.

Certain of our growth strategies are untested, unproven or not yet fully developed.

We intend to grow our revenues through expanding our subscriber base by, among other things, continuing to expand into international markets, expanding into the mobile video market, expanding into the corporate social responsibility market, expanding into the branded partnerships market, developing our Program Sales Business and growing our in-house production studio, Curiosity Studios. Our content is primarily in the English language with subtitling or dubbing in Spanish, Mandarin, Russian and Swedish in parts of our library and the world where demand exists and we have the language version rights. Our rights to the international distribution of portions of our co-produced or licensed content are subject to certain geographic and platform or media restrictions. However, we intend to seek partnerships with strong platforms in international territories, subject, in each case, to any then-existing geographic and media restrictions on the distribution of any of our content. We also plan to seek partnerships with device makers in international markets. There can be no assurance that these international partnerships will be successful or result in our meeting revenue targets.

We believe there is an opportunity for us to commission or create content for other program providers. However, there can be no assurance that these partners will, or will continue to, engage us for co-productions or commissioned content, or that we will earn the margins that we expect on such projects.

We believe there is an opportunity with corporations and associations via multi-year integrated partnerships where we create and distribute content in support of these partners’ corporate and social responsibility (“CSR”) and membership initiatives. However, there can be no assurance that corporations and associations will enter into such partnerships with us.

By year end 2020, we expect to have launched traditional spot advertising on selected linear television networks. There is no assurance that we will be successful in selling this spot advertising or that it will deliver the increased level of revenue that we anticipate.

If we expand into new markets or increase certain operations in connection with our growth strategies, we may be required to comply with new regulatory requirements that could cause us to incur additional expenses, increase our cost of doing business, impose additional burdens on us or otherwise negatively affect our business. In pursuing these growth strategies, we expect to incur significant operating and capital expenditures and, as a result, we expect to continue to experience net losses in the future. It is possible that we will not be able to grow our revenues through these strategies, or if growth is achieved, that it will be maintained for any significant period, or at all.

If we experience excessive rates of user churn, our revenues and business will be harmed.

In order to increase our revenues, we must minimize the rate of loss of existing users while adding new users to our DTC subscription service. Our experience during our operating history indicates that there are many variables that impact churn, including the type of plan selected, user engagement with the platform and length of a user’s subscription to date. As a result, in periods of rapid user growth, we believe that our average churn is likely to increase as the average length of subscription to date decreases. Similarly, in periods of slow user growth, we believe that our average churn is likely to decrease since our average user duration is longer. Based in part on user data from our service over the quarter ended June 30, 2020, we currently estimate the average churn rate to be approximately 2.3% per month. However, these estimates are subject to change based on a number of factors, including the percentage of users selecting monthly vs. annual plans, increased rates of subscription cancellations and decreased rates of user acquisition. We cannot assure you that these estimates will be indicative of future performance or that the risks related to these estimates will not materialize. Users may cancel their subscription to our service for many reasons, including a perception that they do not use the service sufficiently, or that they believe the service is a poor value or that customer service issues are not satisfactorily resolved. We must continually add new users both to replace users who cancel and to continue to grow our business beyond our current user base. If too many of our users cancel our service, or if we are unable to attract new users in numbers sufficient to grow our business, our operating results will be adversely affected. Further, if excessive numbers of users cancel our service, we may be required to incur significantly higher marketing expenditures than we currently anticipate in order to replace these users with new users.

If our efforts to build strong brand identity and improve user satisfaction and loyalty are not successful, we may not be able to attract or retain users, and our operating results will be affected adversely.

The CuriosityStream brand is only five years old, and we must continue to build strong brand identity. To succeed, we must continue to attract and retain a large number of new users. We may be required to incur significantly higher advertising and promotional expenditures than we currently anticipate to attract large numbers of new users. We believe that the importance of brand loyalty will increase with the continued proliferation of SVoD subscription services. If our branding efforts are not successful, our operating results and our ability to attract and retain users will be affected adversely.

If our efforts to attract and retain users are not successful, our business will be adversely affected.

We have experienced significant user growth over the past several years. Our ability to continue to attract users will depend in part on our ability to effectively market our service, consistently provide our users with compelling content choices, as well as a quality experience for selecting and viewing factual entertainment. Furthermore, the relative service levels, content offerings, pricing and related features of competitors to our service may adversely impact our ability to attract and retain users. Competitors include other entertainment video providers, such as MVPDs, and SVoD services. If consumers do not perceive our service offering to be of value, including if we introduce new or adjust existing features, adjust pricing or service offerings or change the mix of content in a manner that is not favorably received by them, we may not be able to attract and retain users. In addition, we believe that many of our users rejoin our service or originate from word-of-mouth advertising from existing users. If our efforts to satisfy our existing users are not successful, we may not be able to attract users, and as a result, our ability to maintain and/or grow our business will be adversely affected. Users may cancel our service for many reasons, including a perception that they do not use the service sufficiently, the need to cut household expenses, selection of content is unsatisfactory, competitive services provide a better value or experience and customer service issues are not satisfactorily resolved. We must continually add new users both to replace cancelled users and to grow our business beyond our current user base. If we do not grow as expected, we may not be able to adjust our expenditures or increase our per user revenues commensurate with the lowered growth rate, such that our margins, liquidity and results of operation may be adversely impacted. If we are unable to successfully compete with current and new competitors in both retaining our existing users and attracting new users, our business will be adversely affected. Further, if excessive numbers of users cancel our service, we may be required to incur significantly higher marketing expenditures than we currently anticipate to replace these users with new users.

We may be unable to compete successfully against current and future competitors, and competitive pressures could harm our business and prospects.

Our industry is intensely competitive, and we expect competition to increase in the future as current competitors improve their content offerings and as new participants enter the market. Competition may result in pricing pressures, reduced profit margins, loss of market share or greater difficulty in acquiring attractive content, any of which could substantially harm our business and results of operations. Many of the companies that are participating in the U.S. and global SVoD media sector have longer operating histories, larger and broader user bases, significantly greater financial, human, technical and other resources and greater name recognition than we do. These companies, which include Netflix, Amazon, Hulu, CBS, ABC, NBC, BBC, PBS, Fox Networks, Discovery Communications, Disney and others, provide a broader range of content, and could redirect and apply considerable resources to acquired and original factual content. In addition, many titles in our content library are subject to non-exclusive licenses, and as a result, our competitors may be able to license many of our popular titles to expand their reach into factual entertainment. If this were to occur, users that already subscribe to these services for other types of content may determine that they do not need to also subscribe to our service. There may also be other competitors, including non-profit and educational organizations and other knowledge sharing focused institutions, that choose to focus on factual content that could directly compete with our SVoD offerings. Well-funded competitors may be better able to withstand economic downturns and periods of slow economic growth and the associated periods of reduced customer spending and increased pricing pressures. Some competitors are able to devote substantially more resources to website and systems development or to investments or partnerships. We may be unable to compete successfully against current and future competitors, and competitive pressures could harm our business and prospects.

If content providers or other rights holders refuse to license streaming content or other rights upon terms acceptable to us, our business could be adversely affected.

Our ability to provide our users with content they want to watch depends on content providers and other rights holders’ licensing rights to distribute such content and certain related elements thereof, such as the public performance of music contained within the content we distribute, upon terms acceptable to us. While the license periods and the terms and conditions of such licenses vary, a significant portion of our available content is subject to license for a given period. As of June 30, 2020, 64% of our titles were subject to licenses, 32% of which expire in 2021 and 33% of which expire in 2022. Of the titles that expire in 2021 and 2022, some may be renewed for a one- or two-year term at our unilateral option. If the content providers and other rights holders are not or are no longer willing or able to license us content upon terms acceptable to us, our ability to deliver particular items of content to our subscribers will be adversely affected and/or our costs could increase. Certain licenses for content provide for the content providers to withdraw content from our service relatively quickly, and such content providers could decide that we negatively impact their business or may make business decisions that in turn negatively impact us. For example, certain content providers, such as BBC, could decide that they want to compete more directly with us, enter a similar business or exclusively support our competitors, and in such event we may no longer have access to their content at all or only at higher rates. Because of these provisions as well as other actions we may take, content available through our service can be withdrawn on short notice. As competition increases, we may see the cost of programming increase. As we seek to differentiate our service, we are increasingly focused on securing certain exclusive rights when obtaining content, including original content. We are also focused on programming an overall mix of content that delights our users in a cost efficient manner. Within this context, we are selective about the titles we add and renew to our service. If we do not maintain a compelling mix of content, our user acquisition and retention may be adversely affected.

Music and certain authors’ performances contained within content we distribute may require us to obtain licenses for such distribution. In this regard, we engage in negotiations with collection management organizations (“CMOs”) that hold certain rights to music and/or other interests in connection with streaming content into various territories. If we are unable to reach mutually acceptable terms with these organizations, we could become involved in litigation and/or could be enjoined from distributing certain content, which could adversely impact our business. Additionally, pending and ongoing litigation, as well as negotiations between certain CMOs and other third parties in various territories, could adversely impact our negotiations with CMOs, or result in music publishers represented by certain CMOs unilaterally withdrawing rights, and thereby adversely impact our ability to reach licensing agreements reasonably acceptable to us. Failure to reach such licensing agreements could expose us to potential liability for copyright infringement or otherwise increase our costs.

The long-term and fixed cost nature of our content commitments may limit our operating flexibility and could adversely affect our liquidity and results of operations.

In connection with licensing content, we typically enter into multi-year commitments with content providers. We also enter into multi-year commitments for content that we produce, either directly or through third parties, including elements associated with these productions such as non-cancellable commitments under talent agreements. The payment terms of these agreements are not tied to usage or the size of our user base, but may be determined by costs of production or tied to such factors as titles licensed. Such commitments, to the extent estimable under accounting standards, are included under the heading the “CuriosityStream’s Management’s Discussion and Analysis of Financial Condition and Results of Operations — Critical Accounting Policies and Estimates” and Note 13 in the accompanying notes to our audited financial statements for the years ended December 31, 2019 and 2018 included herein. Given the multiple-year duration and largely fixed cost nature of content commitments, if user acquisition and retention do not meet our expectations, our margins may be adversely impacted. Payment terms for certain content commitments, such as content we directly produce, will typically require more up-front cash payments than other content licenses or arrangements whereby we do not cash flow the production of such content. To the extent user and/or revenue growth do not meet our expectations, our liquidity and results of operations could be adversely affected as a result of content commitments and accelerated payment requirements of certain agreements. In addition, the long-term and fixed cost nature of our content commitments may limit our flexibility in planning for, or reacting to changes in our business and the markets in which we operate. If we license and/or produce content that is not favorably received by consumers in a territory, or is unable to be shown in a territory, acquisition and retention may be adversely impacted and given the long-term and fixed cost nature of our content commitments, we may not be able to adjust our content offering quickly and our results of operation may be adversely impacted.

We face risks, such as unforeseen costs and potential liability, in connection with content we acquire, produce, license and/or distribute through our service.

As a producer and distributor of content, we face potential liability for negligence, copyright and trademark infringement, or other claims based on the nature and content of materials that we acquire, produce, license and/or distribute. We also may face potential liability for content used in promoting our service, including marketing materials. We are devoting more resources toward the development, production, marketing and distribution of original programming. We believe that original programming can help differentiate our service from other offerings, enhance our brand and otherwise attract and retain users. To the extent our original programming does not meet our expectations, in particular, in terms of costs, viewing and popularity, our business, including our brand and results of operations, may be adversely impacted. As we expand our original programming, we have become responsible for production costs and other expenses. We also take on risks associated with production, such as completion risk. To the extent we create and sell physical or digital merchandise relating to our original programming, and/or license such rights to third parties, we could become subject to product liability, intellectual property or other claims related to such products. We may decide to remove content from our service, not to place licensed or produced content on our service or discontinue or alter production of original content if we believe such content might not be well received by our users or could be damaging to our brand.

To the extent we do not accurately anticipate costs or mitigate risks, including for content that we obtain but ultimately does not appear on or is removed from our service, or if we become liable for content we acquire, produce, license and/or distribute, our business may suffer. Litigation to defend these claims could be costly and the expenses and damages arising from any liability or unforeseen production risks could harm our results of operations. We may not be indemnified against claims or costs of these types and we may not have insurance coverage for these types of claims.

We could be subject to economic, political, regulatory and other risks arising from our international operations.

Operating in international markets requires significant resources and management attention and will subject us to regulatory, economic and political risks that may be different from or incremental to those in the U.S. In addition to the risks that we face in the U.S., our international operations involve risks that could adversely affect our business, including:

•        new and different sources of competition;

•        different and more stringent user protection, data protection, privacy and other laws, including data localization requirements;

•        adverse tax consequences such as those related to changes in tax laws or tax rates or their interpretations, and the related application of judgment in determining our global provision for income taxes, deferred tax assets or liabilities or other tax liabilities given the ultimate tax determination is uncertain;

•        different or more onerous or costly rights society collection royalties and charges;

•        the need to adapt our content and user interfaces for specific cultural and language differences, including in-licensing a certain portion of our content assets before we have developed a full appreciation for its performance within a given territory;

•        difficulties in complying with territorial licenses;

•        difficulties and costs associated with staffing and managing foreign operations;

•        management distraction;

•        political or social unrest and economic instability;

•        compliance with U.S. laws such as the Foreign Corrupt Practices Act, export controls and economic sanctions, and local laws prohibiting corrupt payments to government officials;

•        difficulties in understanding and complying with local laws, regulations and customs in foreign jurisdictions;

•        regulatory requirements or government action against our service, whether in response to enforcement of actual or purported legal and regulatory requirements or otherwise, that results in disruption or non-availability of our service or particular content in the applicable jurisdiction;

•        foreign intellectual property laws, such as the EU copyright directive, or changes to such laws, which may be less favorable than U.S. law and, among other issues, may impact the economics of creating or distributing content, anti-piracy efforts, or our ability to protect or exploit intellectual property rights;

•        fluctuations in currency exchange rates, which we do not use foreign exchange contracts or derivatives to hedge against and which could impact revenues and expenses of our international operations and expose us to foreign currency exchange rate risk;

•        profit repatriation and other restrictions on the transfer of funds;

•        differing payment processing systems as well as consumer use and acceptance of electronic payment methods, such as payment cards;

•        censorship requirements that cause us to remove or edit content or make other accommodations that lead to consumer disappointment or dissatisfaction with our service;

•        low usage and/or penetration of internet-connected consumer electronic devices;

•        availability of reliable broadband connectivity and wide area networks in targeted areas for expansion;

•        integration and operational challenges as well as potential unknown liabilities in connection with companies we may acquire or control;

•        differing, and often more lenient, laws and consumer understanding/attitudes regarding the illegality of piracy;

•        negative impacts from trade disputes; and

•        implementation of regulations designed to stimulate the local production of film and TV series in order to promote and preserve local culture and economic activity, including local content quotas, investment obligations, and levies to support local film funds. For example, the European Union recently revised its Audio Visual Media Services Directive to require that European works comprise at least thirty (30) percent of media service providers’ catalogs, and to require prominence of those works.

Our failure to manage any of these risks successfully could harm our international operations and our overall business, and results of our operations.

We are potentially subject to taxation related risks in multiple jurisdictions, and changes in U.S. tax laws, in particular, could have a material adverse effect on our business, cash flow, results of operations or financial condition.

We are a U.S.-based company potentially subject to tax in multiple U.S. and non-U.S. tax jurisdictions. Significant judgment will be required in determining our global provision for income taxes, deferred tax assets or liabilities and in evaluating our tax positions on a worldwide basis. While we believe our tax positions are consistent with the tax laws in the jurisdictions in which we conduct our business, it is possible that these positions may be overturned by jurisdictional tax authorities, which may have a significant impact on our global provision for income taxes.

Tax laws are dynamic and subject to change as new laws are passed and new interpretations of the law are issued or applied. In particular, the United States recently enacted significant federal income tax reform, and certain provisions of this new federal income tax law may adversely affect us. This new federal income tax law requires complex computations that were not previously provided for under U.S. tax law. Furthermore, this new federal income tax law requires significant judgments to be made in interpretation of the law and significant estimates in the calculation of the provision for income taxes. Additional interpretive guidance may be issued by the U.S. Internal Revenue Service, the U.S. Department of the Treasury or another governing body that may significantly differ from the Company’s interpretation of this new federal income tax law, which may result in a material adverse effect on our business, cash flow, results of operations or financial condition. In addition, governmental tax authorities are increasingly scrutinizing the tax positions of companies. Many countries in the European Union, as well as a number of other countries and organizations such as the Organization for Economic Cooperation and Development, are actively considering changes to existing tax laws that, if enacted, could increase our tax obligations in countries where we do business. If U.S. or non-U.S. tax authorities change applicable tax laws, our overall taxes could increase, and our business, financial condition or results of operations may be adversely impacted.

If we fail to maintain or, in newer markets establish, a positive reputation with consumers concerning our service, including the content we offer, we may not be able to attract or retain users, and our operating results may be adversely affected.

We believe that a positive reputation with consumers concerning our service is important in attracting and retaining users who have a number of choices from which to obtain video entertainment. To the extent our content is perceived as low quality, offensive or otherwise not compelling to consumers, our ability to establish and maintain a positive reputation may be adversely impacted. To the extent our content is deemed controversial or offensive by government regulators, we may face direct or indirect retaliatory action or behavior, including being required to remove such content from our service, and our entire service could be banned and/or become subject to heightened regulatory scrutiny across our business and operations. Furthermore, to the extent our marketing, customer service and public relations efforts are not effective or result in negative consumer reaction, our ability to establish and maintain a positive reputation may likewise be adversely impacted. With newer markets, we also need to establish our reputation with consumers and to the extent we are not successful in creating positive impressions, our business in these newer markets may be adversely impacted.

We rely upon a number of partners to make our service available on their platforms and devices.

We currently offer users the ability to receive streaming content through a host of screens and devices, including televisions, set-top boxes, computers, streaming media players, game consoles and mobile devices. We have executed a number of distribution agreements with MVPDs, vMVPDs and digital distributors including Amazon, YouTube TV, Roku, Comcast, Cox Communications, Dish Network, Sling TV, and others. The future results of these distribution agreements are uncertain and we can provide no assurance that our distribution partners can generate the number of paying subscribers to our SVoD service in an amount adequate to produce the revenue required to maintain business operations. In many instances, our agreements also include provisions by which the distribution partner bills consumers directly for the CuriosityStream service or otherwise offers services or products in connection with offering our service. We intend to continue to broaden our relationships with existing partners and to increase our capability to stream our content to other platforms, partners and territories over time. If we are not successful in maintaining existing and creating new relationships, or if we encounter technological, content licensing, regulatory, business or other impediments to delivering our streaming content to our users via these devices and platforms and in these territories, our ability to retain users and grow our business could be adversely impacted.

Our agreements with our partners are typically between one and three years in duration and our business could be adversely affected if, upon expiration, a number of our partners do not continue to provide access to our service or are unwilling to do so on terms acceptable to us, which terms may include the degree of accessibility and prominence of our service. Furthermore, while devices are manufactured and sold by entities other than CuriosityStream, the connection between these devices and CuriosityStream may nonetheless result in consumer dissatisfaction toward CuriosityStream and such dissatisfaction could result in claims against us or otherwise adversely impact our business. In addition, technology changes to our streaming functionality may require that partners update their devices. If partners do not update or otherwise modify their devices, our service and our users’ use and enjoyment could be negatively impacted.

Distributors’ failure to promote our content could adversely affect our revenue and could adversely affect our business results.

We will not always control the timing and manner in which our licensed distributors distribute our content offerings. However, their decisions regarding the timing of release and promotional support are important in determining success. Any decision by those distributors not to distribute or promote our content or to promote our competitors’ content to a greater extent than they promote our content could have a material adverse effect on our business, financial condition, operating results, liquidity and prospects.

Any significant disruption in or unauthorized access to our computer systems or those of third parties that we utilize in our operations, including those relating to cybersecurity or arising from cyber-attacks, could result in a loss or degradation of service, unauthorized disclosure of data, including user and corporate information, or theft of intellectual property, including digital content assets, which could adversely impact our business.

Our reputation and ability to attract, retain and serve our users is dependent upon the reliable performance and security of our computer systems, mobile and other user applications, and those of third parties that we utilize in our operations. These systems may be subject to cyber incident, damage or interruption from earthquakes, adverse weather conditions, lack of maintenance due to the COVID-19 pandemic, other natural disasters, terrorist attacks, power loss or telecommunications failures. Interruptions in, destruction or manipulation of these systems, or with the internet in general, could make our service unavailable or degraded or otherwise hinder our ability to deliver streaming content. Service interruptions, errors in our software or the unavailability of computer systems used in our operations, delivery or user interface could diminish the overall attractiveness of our user service to existing and potential users.

Our computer systems, mobile and other applications and systems of third parties we use in our operations are vulnerable to cybersecurity risks, including cyber-attacks and loss of confidentiality, integrity or availability, both from state-sponsored and individual activity, such as hacks, unauthorized access, computer viruses, denial of service attacks, physical or electronic break-ins and similar disruptions and destruction. Such systems may periodically experience directed attacks intended to lead to interruptions and delays in our service and operations as well as loss, misuse or theft of data or intellectual property. Any attempt by hackers to obtain our data (including user and corporate information) or intellectual property (including digital content assets), disrupt our service, or otherwise access our systems, or those of third parties we use, if successful, could harm our business, be expensive to remedy and damage our reputation. We have implemented certain systems and processes to thwart hackers and protect our data and systems. From time to time, we have experienced an unauthorized release of certain digital content assets, however, to date these unauthorized releases have not had a material impact on our service or systems. There is no assurance that hackers may not have a material impact on our service or systems in the future. There is no 100% security guarantee. Our insurance does not cover expenses related to such disruptions, losses or unauthorized access. Efforts to prevent hackers from disrupting our service or otherwise accessing our systems are expensive to implement and may limit the functionality of or otherwise negatively impact our service offering and systems. Any significant disruption to our service or access to our systems could result in a loss of users, liability and adversely affect our business and results of operation.

We utilize our own communications and computer hardware systems located either in our facilities or in that of a third-party web hosting provider. In addition, we utilize third-party “cloud” computing services in connection with our business operations. We also utilize our own and third-party content delivery networks to help us stream factual entertainment in high volume to CuriosityStream users over the internet. Problems faced by us or our third-party Web hosting, “cloud” computing, or other network providers, including technological or business-related disruptions, as well as cybersecurity threats, could adversely impact the experience of our users.

Changes in competitive offerings for video entertainment, including the potential rapid adoption of piracy-based video offerings, could adversely impact our business.

The market for video entertainment is intensely competitive and subject to rapid change. Through new and existing distribution channels, consumers have increasing options to access video entertainment. The various economic models underlying these channels include subscription, transactional, ad-supported and piracy-based models. All of these have the potential to capture meaningful segments of the video entertainment market. Piracy, in particular, threatens to damage our business. Piracy’s fundamental proposition to consumers is compelling and difficult to compete against, as virtually all content is free. Further, in light of the compelling consumer proposition, piracy services are subject to rapid global growth. Traditional providers of video entertainment, including broadcasters and cable network operators, as well as internet-based e-commerce or video entertainment providers are increasing their internet-based video offerings. Several of these competitors have long operating histories, large customer bases, strong brand recognition and significant financial, marketing and other resources. They may secure better terms from suppliers, adopt more aggressive pricing and devote more resources to product development, technology, infrastructure, content acquisitions and marketing. New entrants may enter the market or existing providers may adjust their services with unique offerings or approaches to providing video entertainment. Companies also may enter into business combinations or alliances that strengthen their competitive positions. If we are unable to successfully or profitably compete with current and new competitors, our business will be adversely affected, and we may not be able to increase or maintain market share and revenues or achieve profitability.

Privacy concerns could limit our ability to collect and leverage our user data and disclosure of user data could adversely impact our business and reputation.

In the ordinary course of business and in particular in connection with content acquisition and merchandising our service to our users, we collect and utilize data supplied by or obtained from our users. We currently face certain legal obligations regarding the manner in which we treat such information, including but not limited to Regulation (EU) 2016/679 (also known as the General Data Protection Regulation or “GDPR”) and the California Consumer Privacy Act (“CCPA”). Any actual or perceived failure to comply with the GDPR, the CCPA, other data privacy laws or regulations, or related contractual or other obligations, or any perceived privacy rights violation, could lead to investigations, claims, and proceedings by governmental entities and private parties, damages for contract breach, and other significant costs, penalties, and other liabilities, as well as harm to our reputation and market position.

Other businesses have been criticized by privacy groups and governmental bodies for attempts to link personal identities and other information to data collected on the internet regarding users’ browsing and other habits. Increased regulation of data utilization practices, including new and evolving laws globally, self-regulation, or findings under existing laws that limit our ability to collect, transfer and use data, could have an adverse effect on our business. In addition, if we were to disclose data about our users in a manner that was objectionable to them, including pursuant to governmental process, our business reputation could be adversely affected, and we could face potential legal claims, reputational loss, or enforcement actions that could impact our operating results. Internationally, we may become subject to additional and/or more stringent legal obligations concerning our treatment of customer and other personal information, and data generally, such as laws regarding data localization and/or restrictions on data export. Failure to comply with these obligations could subject us to liability, and to the extent that we need to alter our business model or practices to adapt to these obligations, we could incur additional expenses.

Our reputation and relationships with users would be harmed if our user data, particularly billing data, were to be accessed by unauthorized persons.

We maintain personal data regarding our users, including names and email addresses. This data is maintained on our own systems as well as that of third parties we use in our operations. With respect to billing data, such as credit card numbers, we and our subscribers rely on third parties to collect and secure such information. We take measures to protect against unauthorized intrusion into our users’ data. Despite these measures we, our payment processing services or other third party services we use such as Amazon Web Services (“AWS”), Stripe or PayPal, could experience an unauthorized intrusion into our users’ data. We also may be required to notify regulators about any actual or perceived data breach (including the EU Lead Data Protection Authority) as well as the individuals who are affected by the incident within strict time periods. In the event of such a breach, current and potential users may become unwilling to provide the information to us necessary for them to become users. Additionally, we could face legal claims or regulatory fines or penalties for such a breach. The costs relating to any data breach could be material, even though we currently carry insurance against the risk of a data breach. We also maintain employment and personal information concerning our employees. Should an unauthorized intrusion into our users’ or employees’ data occur, our business could be adversely affected and our broader reputation with respect to data protection could be negatively impacted.

We are subject to payment processing risk.

Our users pay for our service using a variety of different payment methods, including credit and debit cards, gift cards, direct debit and online wallets. We rely on third parties to process payment. Acceptance and processing of these payment methods are subject to certain rules and regulations and require payment of interchange and other fees. To the extent there are disruptions in our payment processing systems, increases in payment processing fees, material changes in the payment ecosystem, such as large re-issuances of payment cards, delays in receiving payments from payment processors and/or changes to rules or regulations concerning payment processing, our revenue, operating expenses and results of operation could be adversely impacted. In certain instances, we leverage third parties such as our MVPDs and other partners to bill subscribers on our behalf. If these third parties become unwilling or unable to continue processing payments on our behalf, we would have to find alternative methods of collecting payments, which could adversely impact user acquisition and retention. In addition, from time to time, we encounter fraudulent use of payment methods, which could impact our results of operation and if not adequately controlled and managed could create negative perceptions of our service.

We rely upon Amazon Web Services to operate certain aspects of our service and any disruption of or interference with our use of Amazon Web Services would impact our operations and our business would be adversely impacted.

AWS provides a distributed computing infrastructure platform for business operations, or what is commonly referred to as a “cloud” computing service. We have architected our software and computer systems so as to utilize data processing, storage capabilities and other services provided by AWS. Currently, we run the vast majority of our computing on AWS. In addition, Amazon’s retail division competes with us for users, and Amazon could use, or restrict our use of, AWS to gain a competitive advantage against us. Because we rely heavily on AWS for computing infrastructure and we cannot easily switch our AWS operations to another cloud provider, any disruption of or interference with our use of AWS would impact our operations and our business would be adversely impacted.

If the technology we use in operating our business fails, is unavailable, or does not operate to expectations, our business and results of operation could be adversely impacted.

We utilize a combination of proprietary and third-party technology to operate our business. This includes the technology that we have developed to recommend and promote content to our consumers as well as enable fast and efficient delivery of content to our users and their various consumer electronic devices. If our recommendation and promotion capabilities do not enable us to predict and recommend titles that our users will enjoy, our ability to attract and retain users may be adversely affected. We also utilize third-party technology to help market our service, process payments and otherwise manage the daily operations of our business. If our technology or that of third parties we utilize in our operations fails or otherwise operates improperly, including as a result of “bugs” in our development and deployment of software, our ability to operate our service, retain existing users and add new users may be impaired. Any harm to our users’ personal computers or other devices caused by software used in our operations could have an adverse effect on our business, results of operations and financial condition.

Interruptions or delays in service arising from our own systems or from our third-party vendors could impair the delivery of our service and harm our business.

We rely on systems housed at our own premises and at those of third-party vendors, including network service providers and data center facilities, to enable viewers to stream our content in a dependable and efficient manner. We have experienced, and expect to continue to experience, periodic service interruptions and delays involving our own systems and those of our third-party vendors. We do not currently maintain live fail-over capability that would allow us to instantaneously switch our streaming operations from AWS to another in the event of a service outage at AWS. We house the primary, current copy of our library database at our main premises. We update copies of our content on a weekly basis and house these copies offsite. Both our own facilities and those of our third-party vendors are vulnerable to damage or interruption from earthquakes, floods, fires, power loss, telecommunications failures and similar events. They also are subject to break-ins, hacking, denial of service attacks, sabotage, intentional acts of vandalism, terrorist acts, natural disasters, human error, the financial insolvency of our third-party vendors and other unanticipated problems or events. The occurrence of any of these events could result in interruptions in our service and the unauthorized access to, or alteration of, the content and data contained on our systems and that these third-party vendors store and deliver on our behalf.

We do not exercise complete control over our third-party vendors, which makes us vulnerable to any errors, interruptions, or delays in their operations. Any disruption in the services provided by these vendors could have significant adverse impacts on our business reputation, customer relations and operating results. Upon expiration or termination of any of our agreements with third party vendors, we may not be able to replace the services provided to us in a timely manner or on terms and conditions, including service levels and cost, that are favorable to us, and a transition from one vendor to another vendor could subject us to operational delays and inefficiencies until the transition is complete.

Some of our services and technologies may use open source software, which may restrict how we use or distribute our service or require that we release the source code of certain services subject to those licenses.

Some of our services and technologies may incorporate software licensed under open source licenses. Such open source licenses often require that source code subject to the license be made available to the public and that any modifications or derivative works to open source software continue to be licensed under open source licenses. Few courts have interpreted open source licenses, and the manner in which these licenses may be interpreted and enforced is therefore subject to some uncertainty. We rely on multiple employee and non-employee software programmers to design our proprietary technologies, and since we may not be able to exercise complete control over the development efforts of all such programmers we cannot be certain that they have not incorporated open source software into our products and services without our knowledge, or that they will not do so in the future. In the event that portions of our proprietary technology are determined to be subject to certain open source licenses, we may be required to publicly release the affected portions of our source code, be forced to re-engineer all or a portion of our technologies, or otherwise be limited in the licensing of our technologies, each of which could reduce the value of our services and technologies and materially and adversely affect our ability to sustain and grow our business.

If government regulations relating to the internet or other areas of our business change, we may need to alter the manner in which we conduct our business or incur greater operating expenses.

The adoption or modification of laws or regulations relating to the internet, telecommunications or other areas of our business could limit or otherwise adversely affect the manner in which we currently conduct our business. As our service and others like us gain traction in international markets, governments are increasingly looking to introduce new or extend legacy regulations to these services, in particular those related to broadcast media, content obligations or restrictions, treatment of intellectual property, net neutrality or payment for transmission and tax. For example, recent changes to European law enables individual member states to impose levies and other financial obligations on media operators located outside their jurisdiction. We anticipate that several jurisdictions may, over time, impose greater financial and regulatory obligations on us. In addition, the continued growth and development of the market for online commerce may lead to more stringent consumer protection laws, which may impose additional burdens on us. If we are required to comply with new regulations or legislation or new interpretations of existing regulations or legislation, this compliance could cause us to incur additional expenses or alter our business model.

Changes in laws or regulations that adversely affect the growth, popularity or use of the internet, including laws impacting net neutrality, could decrease the demand for our service and increase our cost of doing business. Certain laws intended to prevent network operators from discriminating against the legal traffic that traverse their networks have been implemented in many countries, including across the European Union. In others, the laws may be nascent or non-existent. Furthermore, favorable laws may change, including for example, in the United States where net neutrality regulations were somewhat recently repealed. Given uncertainty around these rules, including changing interpretations, amendments or repeal, coupled with potentially significant political and economic power of local network operators, we could experience discriminatory or anti-competitive practices that could impede our growth, cause us to incur additional expense or otherwise negatively affect our business.

Changes in how network operators handle and charge for access to data that travel across their networks could adversely impact our business.

We rely upon the ability of consumers to access our service through the internet. If network operators block, restrict or otherwise impair access to our service over their networks, our service and business could be negatively affected. To the extent that network operators implement usage based pricing, including meaningful bandwidth caps, or otherwise try to monetize access to their networks by data providers, we could incur greater operating expenses and our user acquisition and retention could be negatively impacted. Furthermore, to the extent network operators create tiers of internet access service and either charge us for or prohibit us from being available through these tiers, our business could be negatively impacted.

Most network operators that provide consumers with access to the internet also provide these consumers with multichannel video programming. As such, many network operators have an incentive to use their network infrastructure in a manner adverse to our continued growth and success. To the extent that network operators are able to provide preferential treatment to their data as opposed to ours or otherwise implement discriminatory network management practices, our business could be negatively impacted.

If our trademarks and other proprietary rights are not adequately protected to prevent use or appropriation by our competitors, the value of our brand and other intangible assets may be diminished and our business may be adversely affected.

We rely and expect to continue to rely on a combination of confidentiality and license agreements with our employees, consultants and third parties with whom we have relationships, as well as trademark and copyright laws, to protect our proprietary rights. We may also seek to enforce our proprietary rights through court proceedings or other legal actions. We have filed and we expect to file from time to time for trademark applications. Nevertheless, these applications may not be approved, third parties may challenge any copyrights or trademarks issued to or held by us, third parties may knowingly or unknowingly infringe our intellectual property rights, and we may not be able to prevent infringement or misappropriation without substantial expense to us. If the protection of our intellectual property rights is inadequate to prevent use or misappropriation by third parties, the value of our brand and other intangible assets may be diminished, competitors may be able to more effectively mimic our service and methods of operations, the perception of our business and service to users and potential users may become confused in the marketplace, and our ability to attract users may be adversely affected.

We currently hold various domain names relating to our brand, including www.curiositystream.com. Failure to protect our domain names could adversely affect our reputation and brand and make it more difficult for users to find our website and our service. We may be unable, without significant cost or at all, to prevent third parties from acquiring domain names that are similar to, infringe upon or otherwise decrease the value of our trademarks and other proprietary rights.

Intellectual property claims against us could be costly and result in the loss of significant rights related to, among other things, our website, streaming technology, our recommendation and promotion capabilities, title selection processes and marketing activities.

Trademark, copyright and other intellectual property rights are important to us and other companies. Our intellectual property rights extend to our technology, business processes and the content we produce and distribute through our website. We use the intellectual property of third parties in creating some of our content and marketing our service through contractual and other rights. From time to time, third parties may allege that we have violated their intellectual property rights. If we are unable to obtain sufficient rights, successfully defend our use, or develop non-infringing technology or otherwise alter our business practices on a timely basis in response to claims against us for infringement, misappropriation, misuse or other violation of third-party intellectual property rights, our business and competitive position may be adversely affected. Many companies are devoting significant resources to developing patents that could potentially affect many aspects of our business. There are numerous patents that broadly claim means and methods of conducting business on the internet. We have not searched patents relative to our technology. Defending ourselves against intellectual property claims, whether they are with or without merit or are determined in our favor, results in costly litigation and diversion of technical and management personnel. It also may result in our inability to use our current website, streaming technology, our recommendation and promotion capability or inability to market our service. We may also have to remove content from our service. As a result of a dispute, we may have to develop non-infringing technology, enter into royalty or licensing agreements, adjust our content, marketing activities or take other actions to resolve the claims. These actions, if required, may be costly or unavailable on terms acceptable to us.

From time to time, we may be engaged in legal proceedings that could cause us to incur unforeseen expenses and could occupy a significant amount of our management’s time and attention.

From time to time, we may be subject to litigation or claims that could negatively affect our business operations and financial position. As we grow, we would expect to be involved in litigation from time to time. These matters could include copyright and other claims related to our content, use of music, patent infringements, employment claims as well as consumer and securities class actions, each of which are typically expensive to defend. Litigation disputes could cause us to incur unforeseen expenses, result in content unavailability, service disruptions and otherwise occupy a significant amount of our management’s time and attention, any of which could negatively affect our business operations and financial position.

We have a substantial amount of obligations, including streaming content obligations, which, together with any debt we incur in the future, could adversely affect our financial position.

We have a substantial amount of obligations, including streaming content obligations. Moreover, we expect to incur substantial indebtedness in the future and to incur other obligations, including additional streaming content obligations. As of June 30, 2020, we had approximately $1.3 million of total content liabilities as reflected on our balance sheet. Such amount does not include streaming content commitments that do not meet the criteria for liability recognition, the amounts of which are significant. For more information on our streaming content obligations, including those not on our balance sheet, see Note 13 in the accompanying notes to our audited financial statements for the years ended December 31, 2019 and 2018 included herein. Our obligations, including streaming content obligations, may:

•        make it difficult for us to satisfy our other financial obligations;

•        limit our ability to borrow additional funds for working capital, capital expenditures, acquisitions or other general business purposes;

•        limit our ability to use our cash flow or obtain additional financing for future working capital, capital expenditures, acquisitions or other general business purposes;

•        require us to use a substantial portion of our cash flow from operations to make debt service payments and pay our other obligations when due;

•        limit our flexibility to plan for, or react to, changes in our business and industry;

•        place us at a competitive disadvantage compared to our less leveraged competitors; and

•        increase our vulnerability to the impact of adverse economic and industry conditions.

Our streaming obligations to licensors include large multi-year commitments. As a result, we may be unable to react to any downturn in the economy or reduction in our cash flows from operations by reducing our streaming content obligations in the near-term. This could result in our needing to access the capital markets at an unfavorable time, which may negatively impact our business.

We may not be able to generate sufficient cash to service our obligations and any debt we incur.

Our ability to make payments on our obligations and any debt we incur in the future will depend on our financial and operating performance, which is subject to prevailing economic and competitive conditions and to certain financial, business and other factors beyond our control. In each of the last three years, our cash flows from operating activities have been negative. We may be unable to attain a level of cash flows from operating activities sufficient to permit us to pay our obligations, including amounts due under our streaming content obligations, and the principal, premium, if any, and interest on any debt we incur.

If we are unable to service our obligations and any debt we incur from cash flows, we may need to refinance or restructure all or a portion of such obligations prior to maturity. Our ability to refinance or restructure obligations and any debt we incur will depend upon the condition of the capital markets and our financial condition at such time. Any refinancing or restructuring could be at higher interest rates and may require us to comply with more onerous covenants, which could further restrict our business operations. If our cash flows are insufficient to service our then-existing debt and other obligations, we may not be able to refinance or restructure any of these obligations on commercially reasonable terms or at all and any refinancing or restructuring could have a material adverse effect on our business, results of operations or financial condition.

If our cash flows are insufficient to fund our obligations and any debt we incur in the future and we are unable to refinance or restructure these obligations, we could face substantial liquidity problems and may be forced to reduce or delay investments and capital expenditures or to sell material assets or operations to meet our then-existing debt and other obligations. We cannot assure you that we would be able to implement any of these alternative measures on satisfactory terms or at all or that the proceeds from such alternatives would be adequate to meet any debt or other obligations then due. If it becomes necessary to implement any of these alternative measures, our business, results of operations or financial condition could be materially and adversely affected.

We may find it difficult to successfully compete without significant capital investment or loans beyond what is available to us in current and future capital raising efforts.

Competing in the global media marketplace requires considerable financial resources, especially in the direct-to-consumer SVoD business sector, which requires substantial advertising and marketing expenditures to build widespread brand awareness to a level that produces subscribers. For example, Netflix alone spent approximately $2.6 billion on marketing in the fiscal year ended December 31, 2019. In a global media marketplace with competitors spending greater amounts on programming and marketing than we do, we may find it difficult to successfully compete without significant capital investment or loans beyond what is available to us in current and future capital raising efforts. No assurance can be provided that we can successfully acquire the amount of capital resources required to successfully compete and survive as a business.

We may lose key employees or may be unable to hire qualified employees.

We rely on the continued service of our senior management and other key individuals, including our founder and Chairman John Hendricks and our President and Chief Executive Officer Clint Stinchcomb, members of our executive team and other key employees and the hiring of new qualified employees. In our industry, there is substantial and continuous competition for highly skilled business, product development, technical and other personnel. We may not be successful in recruiting new personnel and in retaining and motivating existing personnel, which may be disruptive to our operations.

Changes in how we market our service, or increases in our advertising rates, could adversely affect our marketing expenses and user levels may be adversely affected.

We utilize a broad mix of marketing and public relations programs, including social media sites, to promote our service to potential new users. We may limit or discontinue use or support of certain marketing sources or activities if advertising rates increase or if we become concerned that users or potential users deem certain marketing practices intrusive or damaging to our brand. If the available marketing channels are curtailed, our ability to attract new users may be adversely affected.

Companies that promote our service and/or host our advertisements may decide that we negatively impact their business or may make business decisions that in turn negatively impact us. For example, if they decide that they want to compete more directly with us, enter a similar business or exclusively support our competitors, we may no longer have access to their marketing channels or they may charge us higher advertising rates, preventing us from advertising at competitive and/or reasonable rates. We also acquire a number of users who rejoin our service after having previously cancelled their subscription. If we are unable to maintain or replace our sources of subscriptions with similarly effective sources, or if the cost of our existing subscription increases, our subscription levels and marketing expenses may be adversely affected.

We utilize marketing to promote our content and drive viewing by our users. To the extent we promote our content inefficiently or ineffectively, we may not obtain the expected acquisition and retention benefits and our business may be adversely affected.

Emerging industry trends in digital advertising may pose challenges for our ability to forecast or optimize our advertising inventory, which may adversely impact our ability to capture advertising spend.

The digital advertising industry is introducing new ways to measure and price advertising inventory. For example, a significant portion of advertisers are in the process of moving from purchasing advertising impressions based on the number of advertisements served by the applicable ad server to a new “viewable” impression standard (based on number of pixels in view and duration) for select products. In the absence of a uniform industry standard, agencies and advertisers have adopted several different measurement methodologies and standards. In addition, measurement services may require technological integrations, which are still being evaluated by the advertising industry without an agreed-upon industry standard metric. As these trends in the industry continue to evolve, our sponsorship and advertising fees may be adversely affected by the availability, accuracy and utility of the available analytics and measurement technologies as well as our ability to successfully implement and operationalize such technologies and standards.

Further, the digital advertisement industry is shifting to data-driven technologies and advertising products, such as automated buying. These data-driven advertising products and automated buying technologies allow publishers and advertisers to use data to target advertising toward specific groups of users who are more likely to be interested in the advertisement message delivered to them. In addition, we rely on third-party advertising technology platforms to participate in automated buying, and if these platforms cease to operate or experience instability in their business models, it also may adversely affect our ability to capture advertising spend.

Our user metrics and other estimates are subject to inherent challenges in measurement, and real or perceived inaccuracies in those metrics may seriously harm and negatively affect our reputation and our business.

We regularly review key metrics related to the operation of our business, including, but not limited to monthly active users (“MAUs”) and user churn, to evaluate growth trends, measure our performance, and make strategic decisions. These metrics are calculated using internal company data and have not been validated by an independent third party. While these numbers are based on what we believe to be reasonable estimates of our user base for the applicable period of measurement, there are inherent challenges in measuring how our service is used across populations globally.

Errors or inaccuracies in our metrics or data could result in incorrect business decisions and inefficiencies. For instance, if a significant understatement of churn or overstatement of MAUs were to occur, we may expend resources to implement unnecessary business measures or fail to take required actions to attract a sufficient number of users to satisfy our growth strategies.

Some of our demographic data also may be incomplete or inaccurate because users self-report their personal information. Consequently, the personal data we have may differ from our users’ actual information. If sponsors, advertisers, partners or investors do not perceive our user, geographic or other demographic metrics to be accurate representations of our user base, or if we discover material inaccuracies in our user, geographic, or other demographic metrics, our reputation may be seriously harmed. See “— We are at risk of attempts at unauthorized access to our service, and failure to effectively prevent and remediate such attempts could have an adverse impact on our business, operating results, and financial condition.”

We rely on subscription data provided by our third-party distributors and platform partners that has not been independently verified and inaccuracies in that data may seriously harm and adversely affect our reputation and our business.

Our calculation of total paying subscribers includes the subscribers who are accessing our service via a third-party distributor or platform partner. We rely on these third-party distributors and platform partners to provide us with subscriber data. This data is based on verbal, unpublished or confidential reports and has not been validated by us or an independent third party. We use this data, among other things, to evaluate growth trends, measure our performance and make strategic decisions. Reliance on such unconfirmed or unpublished data could lead us to make incorrect calculations, incorrect business decisions or inefficiencies, particularly if these third parties provide inaccurate or incomplete data. If any of the foregoing were to occur, our reputation and business could be seriously harmed or adversely affected.

We are at risk of attempts at unauthorized access to our service, and failure to effectively prevent and remediate such attempts could have an adverse impact on our business, operating results and financial condition.

We may be impacted by attempts of third parties to manipulate and exploit our software for the purpose of gaining unauthorized access to our service. If in the future we fail to successfully detect and address such issues, it may have artificial effects on our key performance indicators, such as advertising reach. It should be noted that since unauthorized access to our service may in the future happen through exploitation of software vulnerabilities, once a new method of doing so is developed by third parties, the level of unauthorized access (and attendant negative financial impact described above, if at all) may increase over time as third parties share the method until we find a way to prevent the unauthorized access, assuming we are able to do so at all. Additionally, individuals using unauthorized versions of our application are unlikely to subscribe to our paid CuriosityStream service. Moreover, once we detect and correct such unauthorized access and any key performance indicators it affects, investor confidence in the integrity of our key performance indicators could be undermined. These could have a material adverse impact on our business, operating results and financial condition.

Our business emphasizes rapid innovation and prioritizes long-term user engagement over short-term financial condition or results of operations. That strategy could have an adverse impact on our business, operating results and financial condition.

Our business is growing and becoming more complex, and our success depends on our ability to quickly develop and launch new and innovative services. We believe our culture fosters this goal. Our focus on complexity and quick reactions could result in unintended outcomes or decisions that are poorly received by our users, advertisers, sponsors or partners. Our culture also prioritizes our long-term user engagement over short-term financial condition or results of operations. We frequently make decisions that may reduce our short-term revenue or profitability if we believe that the decisions benefit the aggregate user experience and will thereby improve our financial performance over the long-term. For example, in August 2018 we reduced our monthly and annual subscription prices for our HD service from $5.99 and $59.99 to $2.99 and $19.99, respectively. No assurance can be provided that such price reductions will produce an increase in subscribers to a level adequate to support sponsorship sales or generate revenue in an amount required to maintain business operations. These decisions may not produce the long-term benefits that we expect, in which case, our user growth and engagement, our relationships with advertisers, sponsors and partners, as well as our business, operating results and financial condition could be seriously harmed.

We may acquire other companies or technologies, which could divert management’s attention and otherwise disrupt our operations and harm our operating results. We may fail to acquire companies whose market power or technology could be important to the future success of our business.

We may, in the future, seek to acquire or invest in other companies or technologies that we believe could complement or expand our service, enhance our technical capabilities or otherwise offer growth opportunities. Pursuit of future potential acquisitions may divert the attention of management and cause us to incur various expenses in identifying, investigating and pursuing suitable acquisitions, whether or not they are consummated. In addition, we have limited experience acquiring and integrating other businesses. We may be unsuccessful in integrating any business we may acquire in the future, and we may fail to acquire companies whose market power or technology could be important to the future success of our business.

We also may not achieve the anticipated benefits from any acquired business due to a number of factors, including:

•        unanticipated costs or liabilities associated with the acquisition, including costs or liabilities arising from the acquired companies’ failure to comply with intellectual property laws and licensing obligations they are subject to;

•        incurrence of acquisition-related costs;

•        diversion of management’s attention from other business concerns;

•        regulatory uncertainties;

•        harm to our existing business relationships with business partners as a result of the acquisition;

•        harm to our brand and reputation;

•        the potential loss of key employees;

•        use of resources that are needed in other parts of our business; and

•        use of substantial portions of our available cash to consummate the acquisition.

In addition, a significant portion of the purchase price of companies we acquire may be allocated to acquire goodwill, which must be assessed for impairment at least annually. In the future, if our acquisitions do not yield expected returns, we may be required to take charges to our operating results based on this impairment assessment process. Acquisitions also could result in dilutive issuances of equity securities or the incurrence of debt, which could adversely affect our operating results. In addition, if an acquired business fails to meet our expectations, our operating results, business and financial condition may suffer.

Risks relating to the Merger

Software Acquisition Group stockholders will have a reduced ownership and voting interest after the merger and will exercise less influence over management.

Upon the issuance of the shares to CuriosityStream stockholders, current Software Acquisition Group stockholders’ percentage ownership will be diluted. Assuming no public stockholders exercise their redemption rights, using the balance of the Trust Account on September 21, 2020, assuming that CuriosityStream has no cash or debt as of the effective time and excluding any shares issuable pursuant to Software Acquisition Group’s outstanding warrants, current Software Acquisition Group stockholders’ percentage ownership in New CuriosityStream following the issuance of shares to CuriosityStream stockholders would be 29.2% under the same assumptions and assuming that 14.95 million public shares (the maximum number of public shares that could be redeemed in connection with the merger) are redeemed in connection with the merger and excluding any shares issuable pursuant to Software Acquisition Group’s outstanding warrants, current Software Acquisition Group stockholders’ percentage ownership in New CuriosityStream following the issuance of shares to CuriosityStream stockholders would be 8.8%. Additionally, of the expected members of the New CuriosityStream board of directors after the completion of the merger, only two will be current directors of Software Acquisition Group or appointed by current stockholders of Software Acquisition Group or the Sponsor and the rest will be current directors of CuriosityStream or appointed by current stockholders of CuriosityStream. The percentage of New CuriosityStream’s common stock that will be owned by current Software Acquisition Group stockholders as a group will vary based on the number of shares of Class A Common Stock for which the holders thereof request redemption in connection with the merger, subject to further dilution as a result of the shares subject to awards granted pursuant to the Omnibus Incentive Plan (including both CuriosityStream stock options rolled over in connection with the merger and new awards granted under the Omnibus Incentive Plan). To illustrate the potential ownership percentages of current Software Acquisition Group stockholders under different redemption levels, based on the number of issued and outstanding shares of Software Acquisition Group common stock, CuriosityStream common stock and CuriosityStream preferred stock on September 21, 2020, and based on the exchange ratio, current Software Acquisition Group stockholders, as a group, will own (1) if there are no redemptions, 29.2% of New CuriosityStream’s common stock expected to be outstanding immediately after the merger or (2) if there are redemptions of 76.7% of the outstanding shares of Software Acquisition Group common stock, 8.8% of New CuriosityStream’s common stock expected to be outstanding immediately after the merger. Because of this, current Software Acquisition Group stockholders, as a group, will have less influence on the board of directors, management and policies of New CuriosityStream than they now have on the board of directors, management and policies of Software Acquisition Group. See “Other Agreements — Investor Rights Agreement.” beginning on page 160 of this proxy statement.

The market price of shares of New CuriosityStream common stock after the merger may be affected by factors different from those currently affecting the prices of shares of Class A Common Stock.

Upon completion of the merger, holders of shares of CuriosityStream common stock and preferred stock will become holders of shares of New CuriosityStream common stock. Prior to the merger, Software Acquisition Group has had limited operations. Upon completion of the merger, New CuriosityStream’s results of operations will depend upon the performance of CuriosityStream’s businesses, which are affected by factors that are different from those currently affecting the results of operations of Software Acquisition Group.

Software Acquisition Group has not obtained an opinion from an independent investment banking firm, and consequently, there is no assurance from an independent source that the merger consideration is fair to its stockholders from a financial point of view.

Software Acquisition Group is not required to, and has not, obtained an opinion from an independent investment banking firm that the merger consideration it is paying for CuriosityStream is fair to Software Acquisition Group’s stockholders from a financial point of view. The fair market value of CuriosityStream has been determined by Software Acquisition Group’s board of directors based upon standards generally accepted by the financial community, such as potential sales and the price for which comparable businesses or assets have been valued. Software Acquisition Group’s stockholders will be relying on the judgment of its board of directors with respect to such matters.

If the merger’s benefits do not meet the expectations of financial analysts, the market price of New CuriosityStream common stock may decline.

The market price of the New CuriosityStream common stock may decline as a result of the merger if New CuriosityStream does not achieve the perceived benefits of the merger as rapidly, or to the extent anticipated by, financial analysts or the effect of the merger on New CuriosityStream’s financial results is not consistent with the expectations of financial analysts. Accordingly, holders of New CuriosityStream common stock may experience a loss as a result of a decline in the market price of New CuriosityStream common stock. In addition, a decline in the market price of New CuriosityStream common stock could adversely affect New CuriosityStream’s ability to issue additional securities and to obtain additional financing in the future.

Legal proceedings in connection with the business combination, the outcomes of which are uncertain, could delay or prevent the completion of the business combination.

On September 2, 2020, a putative class action lawsuit was filed in the Supreme Court of the State of New York by a purported Software Acquisition Group stockholder in connection with the merger: Khan v. Software Acquisition Group, Inc., et al., Index No. 654208/2020 (N.Y. Sup. Ct.). The Complaint names Software Acquisition Group and certain current members of the Software Acquisition Group board of directors as defendants. The Complaint alleges, among other things, breach of fiduciary duty claims against the Software Acquisition Group board of directors in connection with the merger. The Complaint also alleges that the preliminary proxy statement filed on

Schedule 14A with the SEC on August 12, 2020 was misleading and/or omitted material information concerning the business combination. The Complaint seeks, among other things: injunctive relief, including an order enjoining the consummation of the merger; declaratory relief; and an award of attorneys’ fees and damages in an undetermined amount. In addition, on September 10, 2020, counsel for a purported individual stockholder of Software Acquisition Group sent a letter to legal counsel for Software Acquisition Group in connection with the merger that alleged that the preliminary proxy statement failed to disclose certain information regarding the merger. The Letter demanded that Software Acquisition Group make certain additional disclosures in this proxy statement, and claimed that the failure to make such disclosures constituted a violation of federal securities laws. Additional lawsuits may be filed against Software Acquisition Group or its directors and officers in connection with the merger. Defending such additional lawsuits could require Software Acquisition Group to incur significant costs and draw the attention of Software Acquisition Group’s management team away from the merger. Further, the defense or settlement of any lawsuit or claim that remains unresolved at the time the merger is consummated may adversely affect the combined company’s business, financial condition, results of operations and cash flows. Such legal proceedings could delay or prevent the merger from becoming effective within the contemplated timeframe.

Regulatory approvals may not be received, may take longer than expected or may impose conditions that are not presently anticipated or cannot be met.

At any time before or after the completion of the merger, notwithstanding termination of the waiting period under the HSR Act on September 4, 2020, the Antitrust Division or the FTC could take action under the U.S. antitrust laws, including seeking to prevent the merger, to rescind the merger or to clear the merger subject to the divestiture of assets of Software Acquisition Group or CuriosityStream or subject the transactions to other remedies. In addition, U.S. state attorneys general could take action under the antitrust laws as they deem necessary or desirable in the public interest including without limitation seeking to enjoin the completion of the transactions or permitting completion subject to the divestiture of assets of Software Acquisition Group or CuriosityStream or other remedies. Private parties may also seek to take legal action under the antitrust laws under some circumstances. There can be no assurance that a challenge to the transactions on antitrust grounds will not be made or, if such challenge is made, that it would not be successful.

The requirements, limitations or costs imposed by the relevant governmental authorities could delay the closing of the merger or diminish the anticipated benefits of the merger. Additionally, the completion of the merger is conditioned on the absence of certain orders, injunctions or decrees by any court or regulatory authority of competent jurisdiction that would prohibit or make illegal the completion of the merger. Software Acquisition Group and CuriosityStream believe that the merger should not raise significant regulatory concerns and that Software Acquisition Group and CuriosityStream will be able to obtain all requisite regulatory approvals in a timely manner. However, Software Acquisition Group and CuriosityStream cannot be certain when or if regulatory approvals will be obtained or, if obtained, the conditions that may imposed. In addition, neither Software Acquisition Group nor CuriosityStream can provide assurance that any such conditions, terms, obligations or restrictions will not result in delay. See “Regulatory Approvals Required For The Merger” beginning on page 146.

The consummation of the merger is subject to a number of conditions and, if those conditions are not satisfied or waived, the merger agreement may be terminated in accordance with its terms and the merger may not be completed.

The merger agreement is subject to a number of conditions which must be fulfilled in order to complete the merger. Those conditions include approval of the proposals required to effect the merger by Software Acquisition Group stockholders, as well as receipt of certain requisite regulatory approvals, absence of orders prohibiting completion of the merger, approval of the shares of Class A Common Stock to be issued to CuriosityStream stockholders for listing on the NASDAQ, the accuracy of the representations and warranties by both parties (subject to the materiality standards set forth in the merger agreement) and the performance by both parties of their covenants and agreements. These conditions to the closing of the merger may not be fulfilled in a timely manner or at all, and, accordingly, the merger may not be completed. In addition, the parties can mutually decide to terminate the merger agreement at any time, before or after stockholder approval, or Software Acquisition Group or CuriosityStream may elect to terminate the merger agreement in certain other circumstances. See “The Merger Agreement — Termination” beginning on page 157.

Termination of the merger agreement could negatively impact CuriosityStream and Software Acquisition Group.

If the merger is not completed for any reason, including as a result of Software Acquisition Group stockholders declining to approve the proposals required to effect the merger, the ongoing businesses of CuriosityStream and Software Acquisition Group may be adversely impacted and, without realizing any of the anticipated benefits of completing the merger, CuriosityStream and Software Acquisition Group would be subject to a number of risks, including the following:

•        CuriosityStream or Software Acquisition Group may experience negative reactions from the financial markets, including negative impacts on its stock price (including to the extent that the current market price reflects a market assumption that the merger will be completed);

•        CuriosityStream may experience negative reactions from its customers, vendors and employees;

•        CuriosityStream and Software Acquisition Group will have incurred substantial expenses and will be required to pay certain costs relating to the merger, whether or not the merger is completed; and

•        since the merger agreement restricts the conduct of CuriosityStream’s and Software Acquisition Group’s businesses prior to completion of the merger, each of CuriosityStream and Software Acquisition Group may not have been able to take certain actions during the pendency of the merger that would have benefitted it as an independent company, and the opportunity to take such actions may no longer be available (see the section entitled “The Merger Agreement — Covenants” beginning on page 151 of this proxy statement for a description of the restrictive covenants applicable to CuriosityStream and Software Acquisition Group).

If the merger agreement is terminated and CuriosityStream’s board of directors seeks another merger or business combination, CuriosityStream stockholders cannot be certain that CuriosityStream will be able to find a party willing to offer equivalent or more attractive consideration than the consideration Software Acquisition Group has agreed to provide in the merger or that such other merger or business combination is completed. If the merger agreement is terminated and Software Acquisition Group’s board of directors seeks another merger or business combination, Software Acquisition Group stockholders cannot be certain that Software Acquisition Group will be able to find another acquisition target that would constitute a business combination that such other merger or business combination will be completed. See “The Merger Agreement — Termination” on page 157.

CuriosityStream will be subject to business uncertainties and contractual restrictions while the merger is pending.

Uncertainty about the effect of the merger on employees and customers may have an adverse effect on CuriosityStream and consequently on Software Acquisition Group. These uncertainties may impair CuriosityStream’s ability to attract, retain and motivate key personnel until the merger is completed, and could cause customers and others that deal with CuriosityStream to seek to change existing business relationships with CuriosityStream. Retention of certain employees may be challenging during the pendency of the merger, as certain employees may experience uncertainty about their future roles. If key employees depart because of issues relating to the uncertainty and difficulty of integration or a desire not to remain with the business, New CuriosityStream’s business following the merger could be negatively impacted. In addition, the merger agreement restricts CuriosityStream from making certain expenditures and taking other specified actions without the consent of Software Acquisition Group until the merger occurs. These restrictions may prevent CuriosityStream from pursuing attractive business opportunities that may arise prior to the completion of the merger. See “The Merger Agreement — Covenants” beginning on page 151.

CuriosityStream directors and officers may have interests in the merger different from the interests of CuriosityStream’s stockholders.

Executive officers of CuriosityStream negotiated the terms of the merger agreement with their counterparts at Software Acquisition Group, and the CuriosityStream board of directors determined that entering into the merger agreement was in the best interests of CuriosityStream and its stockholders, declared the merger agreement advisable and recommended that CuriosityStream stockholders adopt the merger agreement. In considering these facts and the other information contained in this proxy statement, you should be aware that CuriosityStream’s executive officers and directors may have financial interests in the merger that may be different from, or in addition to, the interests of CuriosityStream stockholders. The CuriosityStream board of directors was aware of and considered these interests, among other matters, in reaching the determination to approve the terms of the merger and in recommending to CuriosityStream’s stockholders that they vote to approve the merger.

Software Acquisition Group directors and officers may have interests in the merger different from the interests of Software Acquisition Group Stockholders.

Executive officers of Software Acquisition Group negotiated the terms of the merger agreement with their counterparts at CuriosityStream, and the Software Acquisition Group board of directors determined that entering into the merger agreement was in the best interests of Software Acquisition Group and its stockholders, declared the merger agreement advisable and recommended that Software Acquisition Group stockholders approve the proposals required to effect the merger. In considering these facts and the other information contained in this proxy statement, you should be aware that Software Acquisition Group’s executive officers and directors may have financial interests in the merger that may be different from, or in addition to, the interests of Software Acquisition Group stockholders. The Software Acquisition Group board of directors and the audit committee thereof was aware of and considered these interests, among other matters, in reaching the determination to approve the terms of the merger and in recommending to Software Acquisition Group’s stockholders that they vote to approve the merger.

The merger will result in changes to the board of directors of New CuriosityStream that may affect the strategy of New CuriosityStream.

If the parties complete the merger, the composition of New CuriosityStream board of directors will change from the current boards of directors of Software Acquisition Group and CuriosityStream. The board of directors of New CuriosityStream will consist of John Hendricks, Clint Stinchcomb, Elizabeth Hendricks, Patrick Keeley, Matthew Blank, Jonathan Huberman, and Mike Nikzad, after the completion of the merger. This new composition of the New CuriosityStream board of directors may affect the business strategy and operating decisions of New CuriosityStream upon the completion of the merger.

The merger agreement contains provisions that may discourage other companies from trying to acquire CuriosityStream for greater merger consideration.

The merger agreement contains provisions that may discourage a third-party from submitting a business combination proposal to CuriosityStream that might result in greater value to CuriosityStream’s stockholders than the merger or may result in a potential competing acquirer proposing to pay a lower per share price to acquire CuriosityStream than it might otherwise have proposed to pay absent such provisions. These provisions include a general prohibition on CuriosityStream from soliciting, or, subject to certain exceptions relating to the exercise of fiduciary duties by CuriosityStream’s board of directors, entering into discussions with any third-party regarding any Acquisition Proposal or offers for competing transactions. CuriosityStream also has an unqualified obligation to submit the proposal to adopt the merger agreement to a vote by its stockholders, even if CuriosityStream receives an alternative Acquisition Proposal that its board of directors believes is superior to the merger, unless the merger agreement has been terminated in accordance with its terms.

The merger agreement contains provisions that may discourage Software Acquisition Group from seeking an alternative business combination.

The merger agreement contains provisions that prohibit Software Acquisition Group from seeking alternative business combinations during the pendency of the merger. Further, if Software Acquisition Group is unable to obtain the requisite approval of its stockholders, either party may terminate the merger agreement.

The unaudited pro forma combined financial information included in this proxy statement is preliminary and the actual financial condition and results of operations after the merger may differ materially.

The unaudited pro forma financial information included in this proxy statement is presented for illustrative purposes only and is not necessarily indicative of what New CuriosityStream’s actual financial position or results of operations would have been had the merger been completed on the date(s) indicated. The preparation of the pro forma financial information is based upon available information and certain assumptions and estimates that Software Acquisition Group and CuriosityStream currently believe are reasonable. See “Unaudited Pro Forma Combined Financial Information” beginning on page 50.

Software Acquisition Group and CuriosityStream will incur transaction costs in connection with the merger.

Each of Software Acquisition Group and CuriosityStream has incurred and expects that it will incur significant, non-recurring costs in connection with consummating the merger. Software Acquisition Group and CuriosityStream may also incur additional costs to retain key employees. Software Acquisition Group and CuriosityStream will also incur significant legal, financial advisor, accounting, banking and consulting fees, fees relating to regulatory filings and notices, SEC filing fees, printing and mailing fees and other costs associated with the merger. Software Acquisition Group estimates that it will incur approximately $5.2 million in deferred underwriting fees and $3.4 million in transaction costs. CuriosityStream estimates that it will incur approximately $5.0 million in transaction costs associated with the merger. Some of these costs are payable regardless of whether the merger is completed. See “The Merger — Terms of the Merger” beginning on page 136.

CuriosityStream’s stockholders will have their rights as stockholders governed by New CuriosityStream’s organizational documents.

As a result of the completion of the merger, holders of shares of CuriosityStream common stock and preferred stock may become holders of shares of New CuriosityStream common stock, which will be governed by New CuriosityStream’s organizational documents. As a result, there will be differences between the rights currently enjoyed by CuriosityStream stockholders and the rights that CuriosityStream stockholders who become New CuriosityStream stockholders will have as stockholders of New CuriosityStream. See “Comparison of Stockholders’ Rights” beginning on page 167.

The Sponsor has agreed to vote in favor of the proposals at the Special Meeting, regardless of how public stockholders vote.

As of the date hereof, the Founder Shares owned by Software Acquisition Group’s Sponsors represent approximately 20% of the voting power of the outstanding Software Acquisition Group common stock. Pursuant to the Sponsor Agreement, the Sponsor has agreed to vote their Founder Shares and any public shares held by them in favor of each of the proposals at the Special Meeting, regardless of how public stockholders vote. Accordingly, the agreement by the Sponsor to vote in favor of each of the proposals at the Special Meeting will increase the likelihood that Software Acquisition Group will receive the requisite stockholder approval for the merger and the transactions contemplated thereby.

The merger may fail to qualify as a “reorganization” within the meaning of Section 368(a) of the Code, potentially causing U.S. Holders of CuriosityStream common stock to recognize gain or loss for U.S. federal income tax purposes.

The parties intend the merger to be treated as a tax-free “reorganization” within the meaning of Section 368(a) of the Code. The parties have not sought, and will not seek, a ruling from the U.S. Internal Revenue Service (“IRS”) or an opinion from a nationally recognized tax counsel or accounting firm with respect to whether the merger qualifies as a “reorganization” within the meaning of Section 368(a) of the Code. No assurance can be given that the IRS will not assert, or that a court would not sustain, that the merger does not qualify as a “reorganization” within the meaning Section 368(a) of the Code.

Assuming that the transaction qualifies as such a reorganization, if you are a U.S. Holder of CuriosityStream common stock and you exchange all of your CuriosityStream common stock for shares of Software Acquisition Group public shares, you should not recognize any gain or loss with respect to your CuriosityStream common stock. If the merger fails to so qualify, a U.S. Holder of CuriosityStream common stock may recognize gain or loss for U.S. federal income tax purposes on each share of CuriosityStream common stock surrendered in the merger for Software Acquisition Group public shares.

For a more complete description of certain material U.S. federal income tax consequences of the merger to U.S. Holders of CuriosityStream common stock, please carefully review the information set forth in the section titled “Material U.S. Federal Income Tax Consequences — Tax Consequences of the Merger to U.S. Holders of CuriosityStream Common Stock” beginning on page 162.

Additional Risks Relating to Ownership of New CuriosityStream Common Stock Following the Merger

NASDAQ may delist Software Acquisition Group’s securities from trading on its exchange, which could limit investors’ ability to make transactions in its securities and subject Software Acquisition Group to additional trading restrictions.

Software Acquisition Group’s units, Class A Common Stock and warrants are listed on the NASDAQ. Software Acquisition Group cannot assure you that its securities will continue to be listed on the NASDAQ in the future or prior to the initial business combination. In order to continue listing its securities on the NASDAQ prior to the initial business combination, Software Acquisition Group must maintain certain financial, distribution and stock price levels. Generally, Software Acquisition Group must maintain a minimum amount in stockholders’ equity (generally $2,500,000 for companies trading on the NASDAQ Capital Market) and a minimum number of holders of our securities (generally 300 public holders). Additionally, in connection with the initial business combination, Software Acquisition Group will be required to demonstrate compliance with NASDAQ’s initial listing requirements, which are more rigorous than NASDAQ’s continued listing requirements, in order to continue to maintain the listing of its securities on the NASDAQ. For instance, Software Acquisition Group’s stock price would generally be required to be at least $4.00 per share, its stockholders’ equity would generally be required to be at least $5.0 million and it would be required to have a minimum of 300 round lot holders of its securities. Software Acquisition Group cannot assure you that it will be able to meet those initial listing requirements at that time.

If NASDAQ delists Software Acquisition Group’s securities from trading on its exchange and Software Acquisition Group is not able to list its securities on another national securities exchange, it expects its securities could be quoted on an over-the-counter market. If this were to occur, Software Acquisition Group could face significant material adverse consequences, including:

•        a limited availability of market quotations for its securities;

•        reduced liquidity for its securities;

•        a determination that its Class A Common Stock is a “penny stock” which will require brokers trading in its Class A Common Stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for its securities;

•        a limited amount of news and analyst coverage; and

•        a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Since Software Acquisition Group’s units, Class A Common Stock and warrants are listed on the NASDAQ, they are covered securities. Although the states are preempted from regulating the sale of its securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While Software Acquisition Group is not aware of a state having used these powers to prohibit or restrict the sale of securities issued by blank check companies, other than the State of Idaho, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if Software Acquisition Group was no longer listed on the NASDAQ, its securities would not be covered securities and it would be subject to regulation in each state in which it offers its securities, including in connection with the initial business combination.

New CuriosityStream’s stock price may change significantly following the merger and you could lose all or part of your investment as a result.

The trading price of the New CuriosityStream common stock is likely to be volatile. The stock market recently has experienced extreme volatility. This volatility often has been unrelated or disproportionate to the operating performance of particular companies. You may not be able to resell your shares at an attractive price due to a number of factors such as those listed in “— Risks Relating to CuriosityStream’s Business and Industry” and the following:

•        results of operations that vary from the expectations of securities analysts and investors;

•        results of operations that vary from those of New CuriosityStream’s competitors;

•        changes in expectations as to New CuriosityStream’s future financial performance, including financial estimates and investment recommendations by securities analysts and investors;

•        declines in the market prices of stocks generally;

•        strategic actions by New CuriosityStream or its competitors;

•        announcements by New CuriosityStream or its competitors of significant contracts, acquisitions, joint ventures, other strategic relationships or capital commitments;

•        any significant change in New CuriosityStream’s management;

•        changes in general economic or market conditions or trends in New CuriosityStream’s industry or markets;

•        changes in business or regulatory conditions, including new laws or regulations or new interpretations of existing laws or regulations applicable to New CuriosityStream’s business;

•        future sales of New CuriosityStream’s common stock or other securities;

•        investor perceptions or the investment opportunity associated with New CuriosityStream’s common stock relative to other investment alternatives;

•        the public’s response to press releases or other public announcements by New CuriosityStream or third parties, including New CuriosityStream’s filings with the SEC;

•        litigation involving New CuriosityStream, New CuriosityStream’s industry, or both, or investigations by regulators into New CuriosityStream’s operations or those of New CuriosityStream’s competitors;

•        guidance, if any, that New CuriosityStream provides to the public, any changes in this guidance or New CuriosityStream’s failure to meet this guidance;

•        the development and sustainability of an active trading market for New CuriosityStream’s stock;

•        actions by institutional or activist stockholders;

•        changes in accounting standards, policies, guidelines, interpretations or principles; and

•        other events or factors, including those resulting from natural disasters, war, acts of terrorism or responses to these events.

These broad market and industry fluctuations may adversely affect the market price of New CuriosityStream’s common stock, regardless of New CuriosityStream’s actual operating performance. In addition, price volatility may be greater if the public float and trading volume of New CuriosityStream’s common stock is low.

In the past, following periods of market volatility, stockholders have instituted securities class action litigation. If New CuriosityStream was involved in securities litigation, it could have a substantial cost and divert resources and the attention of executive management from New CuriosityStream’s business regardless of the outcome of such litigation.

Because there are no current plans to pay cash dividends on New CuriosityStream’s common stock for the foreseeable future, you may not receive any return on investment unless you sell your common stock for a price greater than that which you paid for it.

New CuriosityStream intends to retain future earnings, if any, for future operations, expansion and debt repayment and there are no current plans to pay any cash dividends for the foreseeable future. The declaration, amount and payment of any future dividends on shares of New CuriosityStream common stock will be at the sole discretion of New CuriosityStream’s board of directors. New CuriosityStream’s board of directors may take into account general and economic conditions, New CuriosityStream’s financial condition and results of operations, New CuriosityStream’s available cash and current and anticipated cash needs, capital requirements, contractual, legal, tax, and regulatory restrictions, implications on the payment of dividends by New CuriosityStream to its stockholders or by its subsidiaries to it and such other factors as New CuriosityStream’s board of directors may deem relevant. In addition, New CuriosityStream’s ability to pay dividends is limited by covenants of CuriosityStream’s existing and outstanding indebtedness and may be limited by covenants of any future indebtedness New CuriosityStream incurs. As a result, you may not receive any return on an investment in New CuriosityStream’s common stock unless you sell New CuriosityStream’s common stock for a price greater than that which you paid for it.

If securities analysts do not publish research or reports about New CuriosityStream’s business or if they downgrade New CuriosityStream’s stock or New CuriosityStream’s sector, New CuriosityStream’s stock price and trading volume could decline.

The trading market for New CuriosityStream’s common stock will rely in part on the research and reports that industry or financial analysts publish about New CuriosityStream or its business. New CuriosityStream will not control these analysts. In addition, some financial analysts may have limited expertise with CuriosityStream’s model and operations. Furthermore, if one or more of the analysts who do cover New CuriosityStream downgrade its stock or industry, or the stock of any of its competitors, or publish inaccurate or unfavorable research about its business, the price of New CuriosityStream’s stock could decline. If one or more of these analysts ceases coverage of New CuriosityStream or fails to publish reports on it regularly, New CuriosityStream could lose visibility in the market, which in turn could cause its stock price or trading volume to decline.

Future sales, or the perception of future sales, by New CuriosityStream or its stockholders in the public market following the merger could cause the market price for New CuriosityStream’s common stock to decline.

The sale of shares of New CuriosityStream’s common stock in the public market, or the perception that such sales could occur, could harm the prevailing market price of shares of New CuriosityStream’s common stock. These sales, or the possibility that these sales may occur, also might make it more difficult for New CuriosityStream to sell equity securities in the future at a time and at a price that it deems appropriate.

Upon consummation of the merger, using the value of the Trust Account as of September 21, 2020, the Special Meeting record date, and that CuriosityStream had no net working capital, cash or indebtedness, New CuriosityStream would have a total of approximately 51.3 million shares of Class A Common Stock (assuming no redemptions) outstanding.

In connection with the merger, the Sponsor and CuriosityStream’s existing directors and officers have agreed with Software Acquisition Group, subject to certain exceptions, not to dispose of or hedge any of their common stock or securities convertible into or exchangeable for shares of New CuriosityStream common stock for a period of one hundred and eighty (180) days extending from the date of the closing of the merger.

Upon the expiration or waiver of the lock-ups described above, shares held by the Investors (as defined below) and certain other stockholders of New CuriosityStream will be eligible for resale, subject to volume, manner of sale and other limitations under Rule 144. In addition, pursuant to the Investor Rights Agreement and the PIPE Subscription Agreements, the Investors and certain other stockholders will have the right, subject to certain conditions, to require New CuriosityStream to register the sale of their shares of New CuriosityStream’s common stock under the Securities Act. By exercising their registration rights and selling a large number of shares, these stockholders could cause the prevailing market price of New CuriosityStream’s common stock to decline. Following completion of the merger, the shares covered by registration rights could represent over 70.9% of New CuriosityStream’s outstanding common stock.

As restrictions on resale end or if these stockholders exercise their registration rights, the market price of shares of New CuriosityStream’s common stock could drop significantly if the holders of these shares sell them or are perceived by the market as intending to sell them. These factors could also make it more difficult for New CuriosityStream to raise additional funds through future offerings of New CuriosityStream’s shares of Class A Common Stock or other securities.

In addition, the shares of New CuriosityStream’s common stock reserved for future issuance under New CuriosityStream’s equity incentive plans will become eligible for sale in the public market once those shares are issued, subject to provisions relating to various vesting agreements, lock-up agreements and, in some cases, limitations on volume and manner of sale applicable to affiliates under Rule 144, as applicable. A total of approximately 8.9 million shares of New CuriosityStream’s common stock are expected to be reserved for future issuance under its equity incentive plans. The compensation committee of New CuriosityStream’s board of directors may determine the exact number of shares to be reserved for future issuance under its equity incentive plans at its discretion. New CuriosityStream is expected to file one or more registration statements on Form S-8 under the Securities Act to register shares of New CuriosityStream’s common stock or securities convertible into or exchangeable for shares of New CuriosityStream’s common stock issued pursuant to New CuriosityStream’s equity incentive plans. Any such Form S-8 registration statements will automatically become effective upon filing. Accordingly, shares registered under such registration statements will be available for sale in the open market.

In the future, New CuriosityStream may also issue its securities in connection with investments or acquisitions. The amount of shares of New CuriosityStream’s common stock issued in connection with an investment or acquisition could constitute a material portion of New CuriosityStream’s then-outstanding shares of Class A Common Stock. Any issuance of additional securities in connection with investments or acquisitions may result in additional dilution to New CuriosityStream’s stockholders.

Anti-takeover provisions in New CuriosityStream’s organizational documents could delay or prevent a change of control.

Certain provisions of New CuriosityStream’s amended and restated certificate of incorporation and amended and restated bylaws to become effective upon the consummation of the merger may have an anti-takeover effect and may delay, defer or prevent a merger, acquisition, tender offer, takeover attempt or other change of control transaction that a stockholder might consider in its best interest, including those attempts that might result in a premium over the market price for the shares held by New CuriosityStream’s stockholders.

These provisions provide for, among other things:

•        the ability of New CuriosityStream’s board of directors to issue one or more series of preferred stock;

•        advance notice for nominations of directors by stockholders and for stockholders to include matters to be considered at New CuriosityStream’s annual meetings;

•        certain limitations on convening special stockholder meetings;

•        limiting the ability of stockholders to act by written consent;

•        providing that New CuriosityStream’s board of directors is expressly authorized to make, alter or repeal New CuriosityStream’s bylaws;

•        the removal of directors only for cause and only upon the affirmative vote of holders of at least 66 2/3% of the shares of common stock entitled to vote generally in the election of directors if the Stockholder Parties and their affiliates hold less than 30% of New CuriosityStream’s outstanding shares of Class A Common Stock; and

•        that certain provisions may be amended only by the affirmative vote of at least 30% of the shares of Class A Common Stock entitled to vote generally in the election of directors if the Stockholder Parties and their affiliates hold less than 30% of New CuriosityStream’s outstanding shares of Class A Common Stock.

These anti-takeover provisions could make it more difficult for a third-party to acquire New CuriosityStream, even if the third-party’s offer may be considered beneficial by many of New CuriosityStream’s stockholders. As a result, New CuriosityStream’s stockholders may be limited in their ability to obtain a premium for their shares. These provisions could also discourage proxy contests and make it more difficult for you and other stockholders to elect directors of your choosing and to cause New CuriosityStream to take other corporate actions you desire. See “Description of Software Acquisition Group Capital Stock.”

New CuriosityStream’s amended and restated certificate of incorporation will designate the Court of Chancery of the State of Delaware as the sole and exclusive forum for certain types of actions and proceedings that may be initiated by New CuriosityStream’s stockholders, which could limit New CuriosityStream’s stockholders’ ability to obtain a favorable judicial forum for disputes with New CuriosityStream or its directors, officers, employees or stockholders.

New CuriosityStream’s amended and restated certificate of incorporation will provide that, subject to limited exceptions, any (1) derivative action or proceeding brought on behalf of New CuriosityStream, (2) action asserting a claim of breach of a fiduciary duty owed by any director, officer, stockholder or employee to New CuriosityStream or its stockholders, (3) action asserting a claim arising pursuant to any provision of the DGCL or New CuriosityStream’s amended and restated certificate of incorporation or New CuriosityStream’s amended and restated bylaws, or (4) action asserting a claim governed by the internal affairs doctrine shall, to the fullest extent permitted by law, be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, another state or federal court located within the State of Delaware. New CuriosityStream’s amended and restated certificate of incorporation will further provide that the federal district courts of the United States shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act. Notwithstanding the foregoing, the exclusive forum provision shall not apply to claims seeking to enforce any liability or duty created by the Exchange Act. Any person or entity purchasing or otherwise acquiring any interest in shares of New CuriosityStream’s capital stock shall be deemed to have notice of and to have consented to the provisions of New CuriosityStream’s certificate of incorporation described above. This choice of forum provision may limit a stockholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with New CuriosityStream or its directors, officers or other employees, which may discourage such lawsuits against New CuriosityStream and its directors, officers and employees. Alternatively, if a court were to find these provisions of New CuriosityStream’s amended and restated certificate of incorporation inapplicable to, or unenforceable in respect of, one or more of the specified types of actions or proceedings, New CuriosityStream may incur additional costs associated with resolving such matters in other jurisdictions, which could adversely affect New CuriosityStream’s business and financial condition.

Certain of New CuriosityStream’s stockholders, including the Sponsor, may engage in business activities that compete with New CuriosityStream or otherwise conflict with New CuriosityStream’s interests.

The Sponsor and certain other Stockholder Parties are in the business of making investments in companies and may from time to time acquire and hold interests in businesses that compete directly or indirectly with New CuriosityStream. New CuriosityStream’s amended and restated certificate of incorporation will provide that none of the Stockholder Parties, any of their respective affiliates or any director who is not employed by New CuriosityStream (including any non-employee director who serves as one of New CuriosityStream’s officers in both his director and officer capacities) or his or her affiliates will have any duty to refrain from engaging, directly or indirectly, in the same business activities or similar business activities or lines of business in which New CuriosityStream operates. The Stockholder Parties also may pursue acquisition opportunities that may be complementary to New CuriosityStream’s business and, as a result, those acquisition opportunities may not be available to New CuriosityStream.

Transformation of CuriosityStream into a listed public company will increase its costs and may disrupt the regular operations of its business.

CuriosityStream has operated as a privately owned company and expects to incur additional legal, regulatory, finance, accounting, investor relations and other administrative expenses as a result of having publicly traded common stock. In addition, while CuriosityStream is currently in compliance with portions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), CuriosityStream will be required under the Sarbanes-Oxley Act, as well as rules adopted by the SEC and the NASDAQ, to implement specified corporate governance practices that currently do not apply to CuriosityStream as a private company.

New CuriosityStream will be required to ensure that it has the ability to prepare financial statements on a timely basis that fully comply with all SEC reporting requirements and maintain effective internal controls over financial reporting.

The additional demands associated with being a public company may disrupt regular operations of New CuriosityStream’s business by diverting the attention of some of its senior management team away from revenue producing activities to management and administrative oversight, adversely affecting New CuriosityStream’s ability to attract and complete business opportunities and increasing the difficulty in both retaining professionals and managing and growing New CuriosityStream’s businesses. In addition, failure to comply with any laws or regulations applicable to New CuriosityStream as a public company may result in legal proceedings and/or regulatory investigations, and may cause reputational damage. Any of these effects could harm New CuriosityStream’s business, financial condition, and results of operations.

Risks Relating to Redemption

There is no guarantee that a Software Acquisition Group public stockholder’s decision whether to redeem their shares for a pro rata portion of the Trust Account will put such stockholder in a better future economic position.

No assurance can be given as to the price at which a public stockholder may be able to sell the shares of New CuriosityStream common stock in the future following the completion of the merger. Certain events following the consummation of any business combination, including the merger, may cause an increase in New CuriosityStream’s stock price, and may result in a lower value realized now than a Software Acquisition Group stockholder might realize in the future had the stockholder not elected to redeem such stockholder’s public shares. Similarly, if a Software Acquisition Group public stockholder does not redeem his, her or its shares, such stockholder will bear the risk of ownership of New CuriosityStream common stock after the consummation of the merger, and there can be no assurance that a stockholder can sell his, her or its shares of New CuriosityStream common stock in the future for a greater amount than the redemption price set forth in this proxy statement. A Software Acquisition Group public stockholder should consult his, her or its own tax and/or financial advisor for assistance on how this may affect its individual situation.

If Software Acquisition Group public stockholders fail to comply with the redemption requirements specified in this proxy statement, they will not be entitled to redeem their public shares for a pro rata portion of the funds held in the Trust Account.

To exercise their redemption rights, holders are required to deliver their stock, either physically or electronically using Depository Trust Company’s DWAC System, to Software Acquisition Group’s transfer agent prior to the vote at the Special Meeting. If a holder properly seeks redemption as described in this proxy statement and the merger with CuriosityStream is consummated, Software Acquisition Group will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own such shares following the merger. See the section entitled “Special Meeting of Stockholders — Redemption Rights” for additional information on how to exercise your redemption rights.

If you or a “group” of stockholders of which you are a part are deemed to hold an aggregate of more than 20% of the public shares, you (or, if a member of such a group, all of the members of such group in the aggregate) will lose the ability to redeem all such shares in excess of 20% of the public shares.

A public stockholder, together with any of his, her or its affiliates or any other person with whom it is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming in the aggregate his, her or its public shares or, if part of such a group, the group’s public shares, in excess of 20% of the public shares. Your inability to redeem any such excess public shares could resulting in you suffering a material loss on your investment in Software Acquisition Group if you sell such excess public shares in open market transactions. Software Acquisition Group cannot assure you that the value of such excess public shares will appreciate over time following the merger or that the market price of the public shares will exceed the per share redemption price.

However, Software Acquisition Group’s stockholders’ ability to vote all of their public shares (including such excess shares) for or against the Business Combination Proposal is not restricted by this limitation on redemption.

UNAUDITED PRO FORMA
COMBINED FINANCIAL INFORMATION

Introduction

Software Acquisition Group is providing the following unaudited pro forma combined financial information (the “pro forma combined financial statements”) to assist in your evaluation of the merger. The pro forma combined financial statements combine the historical financial statements of Software Acquisition Group and CuriosityStream. The unaudited pro forma combined balance sheet as of June 30, 2020 gives pro forma effect to the merger as if it had been consummated as of that date. The unaudited pro forma combined statements of operations for the six months ended June 30, 2020 and for the year ended December 31, 2019 give pro forma effect to the merger as if it had occurred as of January 1, 2019. This information should be read together with CuriosityStream’s and Software Acquisition Group’s respective audited and unaudited financial statements and related notes, “Management’s Discussion and Analysis of Financial Condition and Results of Operations of CuriosityStream,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Software Acquisition Group” and other financial information included elsewhere in this proxy statement.

The unaudited pro forma combined balance sheet as of June 30, 2020 has been prepared using the following:

•        CuriosityStream’s unaudited historical balance sheet as of June 30, 2020, as included elsewhere in this proxy statement; and

•        Software Acquisition Group’s unaudited historical balance sheet as of June 30, 2020, as included elsewhere in this proxy statement.

The unaudited pro forma combined statement of operations for the six months ended June 30, 2020 has been prepared using the following:

•        CuriosityStream’s unaudited historical statement of operations for the six months ended June 30, 2020, as included elsewhere in this proxy statement; and

•        Software Acquisition Group’s unaudited historical statement of operations for the six months ended June 30, 2020, as included elsewhere in this proxy statement.

The unaudited pro forma combined statement of operations for the year ended December 31, 2019 has been prepared using the following:

•        CuriosityStream’s audited historical statement of operations for the year ended December 31, 2019, as included elsewhere in this proxy statement; and

•        Software Acquisition Group’s audited historical statement of operations for the period from May 9, 2019 (inception) through December 31, 2019, as included elsewhere in this proxy statement.

Description of the Transactions

On August 10, 2020, Software Acquisition Group entered into the merger agreement. As a result of the merger, the redeemable convertible preferred stock of CuriosityStream will first convert into common shares of CuriosityStream and then each issued and outstanding share of CuriosityStream will be exchanged for newly issued shares of Class A Common Stock, as calculated pursuant to the terms of the merger agreement. In connection with the merger, there will also be a PIPE Investment of $25 million. In addition, in connection with the Merger, approximately 711,000 warrants to purchase Class A Common Stock held by the Sponsor will be forfeited, and in connection with such forfeiture and pursuant to the terms of the merger agreement, certain employees of New CuriosityStream will receive fully vested Software Acquisition Group Options, subject to the terms and conditions of the Omnibus Incentive Plan and certain other conditions, as set forth in the merger agreement. The treatment of the options outstanding under the CuriosityStream Stock Option Plan (the “Stock Option Plan”) in the merger is described below in “— Treatment of Stock Options in Transaction.”

For more information about the Merger, please see the section entitled “Proposal No. 1 — The Business Combination Proposal.” A copy of the Merger Agreement is attached to this proxy statement as Annex A.

Accounting for the Merger

For purposes of the pro forma combined financial statements, the merger will be accounted for as a reverse recapitalization in accordance with Accounting Standards Codification (“ASC”) 805, Business Combinations. Under this method of accounting, Software Acquisition Group, who is the legal acquirer, will be treated as the “acquired” company for financial reporting purposes and CuriosityStream will be treated as the accounting acquirer. This determination was primarily based on the following:

•        CuriosityStream stockholders are expected to have a majority of the voting power of the post-combination company under both the no redemption and maximum redemption scenarios,

•        CuriosityStream’s senior management will comprise substantially all of the senior management of the post-combination company,

•        CuriosityStream’s operations will comprise the ongoing operations of the post-combination company, and

•        CuriosityStream’s primary stockholder will elect the majority of the board members.

Accordingly, for accounting purposes, the merger will be treated as the equivalent of a capital transaction in which CuriosityStream is issuing stock for the net assets of Software Acquisition Group. The net assets of Software Acquisition Group will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to Merger will be those of CuriosityStream.

Basis of Pro Forma Presentation

The historical financial information has been adjusted in the pro forma combined financial statements to give pro forma effect to events that are related and/or directly attributable to the merger and the related transactions described herein, are factually supportable, and as it relates to the unaudited pro forma combined statements of operations, are expected to have a continuing impact on the results of the post-combination company. Accordingly, the impacts of non-recurring Merger-related expenses are not included in the pro forma combined statements of operations. However, the impacts of such expenses are reflected in the pro forma combined balance sheet. Assumptions and estimates underlying the pro forma adjustments are described in the accompanying notes, which should be read in conjunction with the pro forma combined financial statements.

The pro forma combined financial statements and information are presented for illustrative purposes only and do not purport to represent the actual results of operations that Software Acquisition Group and CuriosityStream would have achieved had the companies been combined during the periods presented in the pro forma combined financial statements and is not intended to project the future results of operations that the combined company may achieve after the merger. The pro forma combined financial statements do not reflect any potential divestitures that may occur prior to, or subsequent to, completion of the merger or cost savings that may be realized as a result of the merger and also do not reflect any restructuring or integration-related costs to achieve those potential cost savings. CuriosityStream and Software Acquisition Group have not had any historical relationship prior to the merger. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.

The pro forma combined financial statements have been prepared assuming two alternative levels of redemption into cash of shares of Class A Common Stock:

•        Scenario 1 — Assuming no redemptions for cash:    This presentation assumes that no Software Acquisition Group stockholders exercise redemption rights with respect to their shares of Class A Common Stock upon consummation of the merger; and

•        Scenario 2 — Assuming redemptions of 11,463,611 shares of the Class A Common Stock for cash:    This presentation assumes that Software Acquisition Group stockholders exercise their redemption rights with respect to a maximum of 11,463,611 shares of Class A Common Stock upon consummation of the merger at a redemption price of approximately $10.04 per share. The maximum redemption amount is derived to ensure a minimum cash balance of $60,000,000 (including the PIPE Investment), after giving effect to the payments to redeeming stockholders.

The foregoing scenarios are for illustrative purposes as Software Acquisition Group does not have, as of the date of this proxy statement, a meaningful way of providing any certainty regarding the number of redemptions by Software Acquisition Group’s public stockholders that may actually occur.

Included in the shares outstanding and weighted average shares outstanding as presented in the pro forma combined financial statements are 32,489,113 shares of Class A Common Stock to be issued to CuriosityStream stockholders under Scenarios 1 and 2.

As a result of the merger and immediately following the closing of the merger, assuming no Software Acquisition Group stockholders elect to redeem their shares for cash, current stockholders of CuriosityStream will own approximately 60.5% of the outstanding Class A Common Stock, the PIPE Investors will own approximately 4.7% of the outstanding Class A Common Stock, Software Acquisition Group’s Sponsor, officer, directors and other holders of founder shares will own approximately 6.9% of the Class A Common Stock and the other public stockholders of Software Acquisition Group will own approximately 27.9% of the outstanding Class A Common Stock as of June 30, 2020 (in each case, not giving effect to any shares issuable to them upon exercise of warrants). As a result, current stockholders of CuriosityStream, as a group, will collectively own more shares of Class A Common Stock than any single stockholder following consummation of the merger.

If 11,463,611 shares of Class A Common Stock are redeemed for cash, which assumes the maximum redemption of Class A Common Stock to ensure a minimum cash balance of $60,000,000 (including proceeds from the PIPE Investment), after giving effect to payments to redeeming stockholders, current stockholders of CuriosityStream will own approximately 77.0% of the outstanding Class A Common Stock, the PIPE Investors will own approximately 5.9% of the outstanding Class A Common Stock, Software Acquisition Group’s Sponsor, officer, directors and other holders of founder shares will own approximately 8.8% of the Class A Common Stock and the other public stockholders of Software Acquisition Group will own approximately 8.3% of the outstanding Class A Common Stock (in each case, not giving effect to any shares issuable to them upon exercise of warrants).

Under the terms of the merger agreement, the Company expects to execute an equity incentive plan in connection with closing of the merger. Because the terms of any equity incentive issuance under the equity incentive plan have not been finalized as of the date of the unaudited pro forma combined financial statements and the amounts are not known and not deemed factually supportable, management has not included a pro forma adjustment to reflect this issuance. For more information, see “Management of CuriosityStream after the Merger — Executive Compensation.”

PRO FORMA COMBINED BALANCE SHEET
AS OF JUNE 30, 2020
(unaudited)
(in thousands)

			Scenario 1 Assuming No Redemptions into Cash			Scenario 2 Assuming Maximum Redemptions into Cash
	(A) CuriosityStream	(B) Software Acquisition Group	Pro Forma Adjustments		Pro Forma Balance Sheet	Pro Forma Adjustments		Pro Forma Balance Sheet
Assets
Current Assets:
Cash and cash equivalents	$6,924	$836	$150,084	(1)
			25,000	(2)
			(14,000)	(3)	$168,844	$(115,084)	(4)	$53,760
Restricted cash	5,000	—	—		5,000	—		5,000
Short-term investments	12,137	—	—		12,137	—		12,137
Accounts receivable, net	6,485	—	—		6,485	—		6,485
Prepaid expenses and other current assets	2,052	104	(218)	(3)	1,938	—		1,938
Total Current Assets	32,598	940	160,866		194,404	(115,084)		79,320
Marketable securities held in Trust Account	—	150,084	(150,084)	(1)	—	—		—
Investments	7,012	—	—		7,012	—		7,012
Property and equipment, net	1,361	—	—		1,361	—		1,361
Content assets, net	22,215	—	—		22,215	—		22,215
Other non-current assets	172	—	—		172	—		172
Total assets	$63,358	$151,024	$10,782		$225,164	$(115,084)		$110,080

Liabilities, redeemable convertible preferred stock, and Shareholders’ Equity/(Deficit)
Current liabilities:
Current content liabilities	$1,250	$—	$—		$1,250	$—		$1,250
Accounts payable	2,137	130	(219)	(3)	2,048	—		2,048
Accrued expenses and other liabilities	1,714	—	—		1,714	—		1,714
Deferred revenue	9,056	—	—		9,056	—		9,056
Income taxes payable	—	29	—		29	—		29
Line of credit	—	—	—		—	—		—
Total Current Liabilities	14,157	159	(219)		14,097	—		14,097
Non-current deferred rent liability	781	—	—		781	—		781
Deferred underwriting fees	—	5,233	(5,233)	(3)	—	—		—
Total Liabilities	14,938	5,392	(5,452)		14,878	—		14,878

Commitments and Contingencies

Redeemable convertible Preferred Stock	163,765	—	(163,765)	(5)	—	—
Common stock subject to redemption	—	140,632	(140,632)	(4)	—	—		—

			Scenario 1 Assuming No Redemptions into Cash			Scenario 2 Assuming Maximum Redemptions into Cash
	(A) CuriosityStream	(B) Software Acquisition Group	Pro Forma Adjustments		Pro Forma Balance Sheet	Pro Forma Adjustments		Pro Forma Balance Sheet
Stockholders’ Equity/(Deficit)
Class A common stock	—	—	1	(4)		—
			3	(5)
			1	(6)	5	(1)		4
Class B common stock	200	1	(200)	(5)
			(1)	(6)	—	—		—
Additional paid-in capital	—	4,888	25,000	(2)
			(8,766)	(3)
			164,073	(5)
			140,631	(4)
			2,951	(7)	328,777	(115,083)	(4)	213,694
Accumulated other comprehensive income/(loss)	97	—	—		97	—		97
(Accumulated deficit)/Retained earnings	(115,642)	111	—	(3)
			111	(5)
			(2,951)	(7)	(118,593)	—		(118,593)
Total Stockholders’ Equity (Deficit)	(115,345)	5,000	320,631		210,286	(115,084)		95,202
Total Liabilities redeemable convertible preferred stock and Stockholders’ Equity/(Deficit)	$63,358	$151,024	$10,782		$225,164	$(115,084)		$110,080

Refer to the accompanying notes to the pro forma combined financial statements, which are an integral part of these statements

Pro Forma Adjustments to the Unaudited Combined Balance Sheet

(A)    Derived from the unaudited balance sheet of CuriosityStream as of June 30, 2020. See CuriosityStream’s unaudited financial statements as of and for the six months ended June 30, 2020 included elsewhere in this proxy statement.

(B)    Derived from the unaudited balance sheet of Software Acquisition Group as of June 30, 2020. See Software Acquisition Group’s unaudited financial statements as of and for the six months ended June 30, 2020 included elsewhere in this proxy statement.

(1)    Reflects the release of cash currently invested in marketable securities held in the trust account.

(2)    Reflects the proceeds received from the PIPE Investment with the corresponding issuance of 2,500,000 shares of common stock of the post-combination company at approximately $10.00 per share.

(3)    Reflects the payment of fees and expenses related to the Merger, including the deferred underwriting fee of approximately $5.2 million and legal, financial advisory, accounting and other professional fees. Transaction related expenses of $130,000 and $89,000 are currently classified in accounts payable for Software Acquisition Group and CuriosityStream, respectively. The direct, incremental costs of the Merger related to the legal, financial advisory, accounting and other professional fees of approximately $8.8 million are reflected as an adjustment to additional paid in capital and is not shown as an adjustment to the statement of operations since it is a nonrecurring charge resulting directly from the Merger.

(4)    In Scenario 1, which assumes no Software Acquisition Group stockholders exercise their redemption rights, the common stock subject to redemption for cash amounting to approximately $140.6 million would be transferred to permanent equity. In Scenario 2, which assumes the same facts as described in Items 1 through 3 above, but also assumes the maximum number of shares are redeemed for cash by the Software Acquisition Group stockholders, $115.1 million would be paid to redeeming stockholders in cash. The approximately $115.1 million or 11,463,611 shares of Class A Common Stock, represents the maximum redemption amount to ensure a minimum cash balance of $60.0 million including the PIPE Investment Amount, after giving effect to payments to redeeming stockholders, based on a consummation of the Merger on June 30, 2020.

(5)    Reflects the recapitalization of CuriosityStream through (a) the contribution of all the share capital in CuriosityStream to Software Acquisition Group in the amount of approximately $164.0 million, (b) the issuance of 32,489,113 shares of common stock and (c) the elimination of the historical retained earnings of Software Acquisition Group, the legal acquirer, in the amount of $111,000.

(6)    Reflects the conversion of 3,737,500 shares of Class B Common Stock held by Software Acquisition Group’s Sponsor into Class A Common Stock, on a one-for-one basis, at the consummation of the Merger. Following the conversion, these Sponsor shares will be subject to restrictions on transferability for 180 days.

(7)    Reflects the stock-based compensation expense attributable to 711,000 warrants to purchase Class A Common Stock held by the Sponsor that will be forfeited. In connection with the forfeiture of such warrants and the terms of the merger agreement, certain employees of New CuriosityStream will receive fully vested Software Acquisition Group Options, subject to the terms and conditions of the Omnibus Incentive Plan and certain other conditions, as set forth in the Merger Agreement. The warrants include a strike price of $11.50 per warrant. The warrants expire, if unexercised, five years upon closing of the Merger. The value of the warrants was estimated to be approximately $2.9 million, or $4.15 per warrant, using certain preliminary inputs in the Black-Scholes option pricing model, including the estimated fair value of the Class A Common Stock of $10.00 per share. As the options will be issued to employees with no additional service requirements, a pro forma adjustment has been recorded to additional paid-in-capital and accumulated deficit in the pro forma combined balance sheet for the one-time compensation expense. An adjustment was not made to the pro forma combined statements of operations because the item is non-recurring.

PRO FORMA COMBINED STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2020
(unaudited)
(in thousands, except share and per-share data)

	(A) CuriosityStream	(B) Software Acquisition Group	Scenario 1 Assuming No Redemptions into Cash			Scenario 2 Assuming Maximum Redemptions into Cash
			Pro Forma Adjustments		Pro Forma Income Statement	Pro Forma Adjustments		Pro Forma Income Statement
Revenues	$19,516	$—	$—		$19,516	$—		$19,516
Cost of revenues	7,337	—	—		7,337	—		7,337
Advertising and marketing	20,873	—	—		20,873	—		20,873
General and administrative expenses	7,905	413	—		8,318	—		8,318
Loss from operations	(16,599)	(413)	—		(17,012)	—		(17,012)

Other income (expense):
Interest and other income	418	545	(545)	(1)	418	—		418
(Loss) income before income taxes	(16,181)	132	(545)		(16,594)	—		(16,594)
Provision for income taxes	77	28	(28)	(2)	77	—		77
Net (loss) income	$16,258	$104	$(517)		$(16,671)	$—		$(16,671)

Weighted average shares outstanding, basic and diluted	20,000,000	4,657,375	49,019,238	(3)	53,676,613	(11,463,611)	(3)	42,213,002
Basic and diluted net loss per share attributable to common stockholders	$(1.24)	$(0.06)			$(0.31)			$(0.39)

Refer to the accompanying notes to the pro forma combined financial statements, which are an integral part of these statements

PRO FORMA COMBINED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2019
(unaudited)
(in thousands, except share and per-share data)

		(D) Software Acquisition Group	Scenario 1 Assuming No Redemptions into Cash			Scenario 2 Assuming Maximum Redemptions into Cash
	(C) CuriosityStream		Pro Forma Adjustments		Pro Forma Income Statement	Pro Forma Adjustments		Pro Forma Income Statement
Revenues	$18,026	$—	$—		$18,026	$—		$18,026
Cost of revenues	6,810	—	—		6,810	—		6,810
Advertising and marketing	41,628	—	—		41,628	—		41,628
General and administrative expenses	14,035	211	—		14,246	—		14,246
Loss from operations	(44,447)	(211)	—		(44,658)	—		(44,658)

Other income (expense):
Interest and other income	2,072	220	(220)	(1)	2,072	—		2,072
(Loss) income before income taxes	(42,375)	9	(220)		(42,586)	—		(42,586)
Provision for income taxes	142	2	2	(2)	142	—		142
Net (loss) income	$(42,517)	$7	$(218)		$(42,728)	$—		$(42,728)

Weighted average shares outstanding, basic and diluted	20,000,000	3,535,964	50,140,649	(3)	53,676,613	(11,463,611)	(3)	42,213,002
Basic and diluted net loss per share attributable to common stockholders	$(2.92)	$(0.02)			$(0.80)			$(1.01)

Refer to the accompanying notes to the pro forma combined financial statements, which are an integral part of these statements

Pro Forma Adjustments to the Unaudited Combined Statements of Operations

(A)    Derived from the unaudited statement of operations of CuriosityStream for the six months ended June 30, 2020. See CuriosityStream’s unaudited financial statements as of and for the six months ended June 30, 2020 included elsewhere in this proxy statement.

(B)    Derived from the unaudited statement of operations of Software Acquisition Group for the six months ended June 30, 2020. See Software Acquisition Group’s unaudited financial statements as of and for the six months ended June 30, 2020 appearing elsewhere in this proxy statement.

(C)    Derived from the audited statement of operations of CuriosityStream for the year ended December 31, 2019. See CuriosityStream’s audited financial statements and the related notes appearing elsewhere in this proxy statement.

(D)    Derived from the audited statement of operations of Software Acquisition Group for the period from May 9, 2019 (inception) through December 31, 2019. See Software Acquisition Group audited financial statements and the related notes appearing elsewhere in this proxy statement.

(1)    Represents an adjustment to eliminate interest income on marketable securities held in the trust account as of the beginning of the period.

(2)    Represents an adjustment to the provision for income taxes as the post-combination company expects to be in a full valuation allowance due to continuing losses.

(3)    The calculation of weighted average shares outstanding for basic and diluted net loss per share assumes that Software Acquisition Group’s initial public offering occurred as of January 1, 2019. In addition, as the Merger is being reflected as if it had occurred on this date, the calculation of weighted average shares outstanding for basic and diluted net loss per share assumes that the shares have been outstanding for the entire period presented. This calculation is retroactively adjusted to eliminate the number of shares redeemed in the Merger for the entire period.

The following presents the calculation of basic and diluted weighted average common shares outstanding. The computation of diluted loss per share excludes the effect of 12,215,000 warrants to purchase 12,215,000 shares of common stock as well as stock options of CuriosityStream (that will be converted to options to purchase Class A Common Stock as part of the Merger) because the inclusion of these securities would be anti-dilutive.

	Scenario 1 Combined (Assuming No Redemptions Into Cash)	Scenario 2 Combined (Assuming Maximum Redemptions Into Cash)
Weighted average shares calculation, basic and diluted
Software Acquisition Group public shares	14,950,000	3,486,389
Software Acquisition Group Sponsor shares	3,737,500	3,737,500
Software Acquisition Group shares issued to PIPE Investors(1)	2,500,000	2,500,000
Software Acquisition Group shares issued in the Merger	32,489,113	32,489,113
Weighted average shares outstanding	53,676,613	42,213,002
Percent of shares owned by CuriosityStream	60.5%	77.0%
Percent of shares owned by PIPE Investors	4.7%	5.9%
Percent of shares owned by Software Acquisition Group	34.8%	17.1%

____________

(1)      Certain of the shares issued to the PIPE Investors will be issued to Hendricks Factual Media.

SPECIAL MEETING OF STOCKHOLDERS

General

Software Acquisition Group is furnishing this proxy statement to its stockholders as part of the solicitation of proxies by the board of directors for use at the Special Meeting to be held on October 12, 2020 and at any adjournment or postponement thereof. This proxy statement provides Software Acquisition Group’s stockholders with information they need to know to be able to vote or direct their vote to be cast at the Special Meeting.

Date, Time and Place

The Special Meeting will be held on October 12, 2020, at 10:00 a.m. Eastern Time, via a virtual meeting. On or about September 22, 2020, Software Acquisition Group commenced mailing this proxy statement and the enclosed form of proxy to its stockholders entitled to vote at the Special Meeting.

Purpose of Special Meeting

Software Acquisition Group stockholders are being asked to vote on the following proposals:

1.      the Business Combination Proposal;

2.      the Charter Proposals;

3.      the Stock Issuance Proposal;

4.      the Omnibus Incentive Plan Proposal; and

5.      the Adjournment Proposal (if necessary).

Recommendation of the Software Acquisition Group Board of Directors

The Software Acquisition Group board of directors has unanimously determined that the merger, on the terms and conditions set forth in the merger agreement, is advisable and in the best interests of Software Acquisition Group and its stockholders and has directed that the proposals set forth in this proxy statement be submitted to its stockholders for approval at the Special Meeting on the date and at the time and place set forth in this proxy statement. The Software Acquisition Group board of directors unanimously recommends that Software Acquisition Group’s stockholders vote “FOR” the Business Combination Proposal, “FOR” the Charter Proposals, “FOR” the Stock Issuance Proposal “FOR” the Omnibus Incentive Plan Proposal and “FOR” the Adjournment Proposal (if necessary).

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned shares of Software Acquisition Group common stock at the close of business on September 21, 2020, the Special Meeting record date. You are entitled to one vote for each share of Software Acquisition Group common stock that you owned as of the close of business on the Special Meeting record date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Special Meeting record date, there were 18,687,500 shares of common stock outstanding, of which 14,950,000 are public shares and 3,737,500 are Founder Shares.

Vote of the Sponsor and Software Acquisition Group’s Directors and Officers

Software Acquisition Group has entered into an agreement with the Sponsor and Software Acquisition Group’s officers and directors pursuant to which each has agreed to vote any shares of Software Acquisition Group common stock owned by it in favor of the Business Combination Proposal.

The Sponsor has waived any redemption rights, including with respect to shares of Software Acquisition Group common stock purchased in Software Acquisition Group’s IPO or in the aftermarket, in connection with merger. The Founder Shares held by the Sponsor have no redemption rights upon Software Acquisition Group’s liquidation and will be worthless if no business combination is effected by Software Acquisition Group by May 22, 2021. However, the Sponsor is entitled to redemption rights upon Software Acquisition Group’s liquidation with respect to any public shares they may own.

Quorum and Required Vote for Proposals for the Special Meeting

A quorum of Software Acquisition Group stockholders is necessary to hold a valid meeting. A quorum will be present at the Special Meeting if a majority of the issued and outstanding Software Acquisition Group common stock entitled to vote as of the Special Meeting record date is represented virtually or by proxy. Abstentions and broker non-votes will be counted as present for the purpose of establishing a quorum. The holders of the Founder Shares, who currently own 20% of the issued and outstanding shares of Software Acquisition Group common stock, will count towards this quorum. As of the Special Meeting record date, 9,343,751 shares of Software Acquisition Group common stock would be required to achieve a quorum.

Approval of the Business Combination Proposal, Charter Proposal Nos. 5, 6, 8, 9, 10 and 11, the Stock Issuance Proposal and the Omnibus Incentive Plan Proposal require the affirmative vote of a majority of votes cast by holders of Software Acquisition Group common stock, voting together as a single class at a meeting at which quorum is present. Approval of Charter Proposal Nos. 2, 3, 4 and 7 requires the affirmative votes cast by a majority of the votes cast by Class A Common Stock outstanding, voting separately as a single class, and the affirmative vote by the holders of a majority of the shares of Class B Common Stock then outstanding, voting as a separate class and approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by holders of Software Acquisition Group common stock, voting separately as a single class, regardless of whether a quorum is present. Accordingly, if a Software Acquisition Group stockholder attends the Special Meeting virtually and fails to vote on the Business Combination Proposal; the Stock Issuance Proposal; the Omnibus Incentive Plan Proposal; or the Adjournment Proposal or responds to the proposals with an “abstain” vote or a broker non-vote, the failure to vote, “abstain” vote or broker non-vote in each case will have no effect on such proposals and will have no effect on the Charter Proposals with respect to holders of Class A Common Stock. A failure to vote, an “abstain” vote or a broker non-vote for Charter Proposal Nos. 2, 3, 4 and 7 will be treated as a vote “AGAINST” such proposals by holders of Class B Common Stock but will have no effect on Charter Proposal Nos. 5, 6, 8, 9, 10 and 11. However, holders of Class B Common Stock have agreed to vote their shares in favor of the Charter Proposals pursuant to the Letter Agreement.

The merger is conditioned upon the approval of the Business Combination Proposal, the Charter Proposals, the Stock Issuance Proposal and the Omnibus Incentive Plan Proposal, subject to the terms of the merger agreement. The merger is not conditioned on the Adjournment Proposal. If the Business Combination Proposal is not approved, the other proposals (except the Adjournment Proposal) will not be presented to the stockholders for a vote.

It is important for you to note that in the event that any of the Business Combination Proposal, the Charter Proposals, the Stock Issuance Proposal or the Omnibus Incentive Plan Proposal do not receive the requisite vote for approval, then the merger may not be consummated. If Software Acquisition Group does not consummate the merger and fails to complete an initial business combination by May 22, 2021, Software Acquisition Group will be required to dissolve and liquidate its Trust Account by returning the then remaining funds in such account to the public stockholders.

Recommendation of the Software Acquisition Group Board of Directors

Software Acquisition Group’s board of directors unanimously determined that the merger agreement and the transactions contemplated thereby, including the merger, were advisable, fair to, and in the best interests of, Software Acquisition Group and its stockholders. Accordingly, Software Acquisition Group’s board of directors unanimously recommends that its stockholders vote “FOR” the Business Combination Proposal and the other proposals hereby.

When you consider the recommendation of Software Acquisition Group’s board of directors in favor of approval of these proposals, you should keep in mind that Software Acquisition Group’s directors and officers have interests in the merger that are different from or in addition to (and which may conflict with) your interests as a stockholder. These interests include, among other things:

•        If the merger or another business combination is not consummated by May 22, 2021, Software Acquisition Group will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding public shares for cash and, subject to the approval of its remaining stockholders and its board of directors, dissolving and liquidating. In such event, the 3,737,500 Founder Shares held by the Sponsor, which was acquired for an aggregate purchase price of $25,000 prior to the Software Acquisition Group’s IPO, would be worthless because the holders are not entitled to participate in any redemption or distribution with respect to such shares. Such shares had an estimated aggregate market value of $37,337,625 based upon the closing price of $9.99 per public share on the NASDAQ on September 21, 2020, the Special Meeting record date.

•        The Sponsor purchased an aggregate of 4,740,000 warrants (the “Private Placement Warrants”) from Software Acquisition Group for an aggregate purchase price of $4,740,000 (or $1.00 per warrant) in a private placement. These purchases took place on a private placement basis simultaneously with the consummation of Software Acquisition Group’s IPO. A portion of the proceeds Software Acquisition Group received from these purchases was placed in the Trust Account. Such warrants had an estimated aggregate value of $14,169,400 based on the closing price of $1.16 per public warrant on the NASDAQ on September 21, 2020, the Special Meeting record date. The private placement warrants will become worthless if Software Acquisition Group does not consummate a business combination by May 22, 2021. In connection with the merger, 711,000 of the Private Placement Warrants held by the Sponsor will be forfeited and, in connection with such forfeiture and pursuant to the terms of the merger agreement, certain employees of New CuriosityStream as determined by the compensation committee of the New CuriosityStream board of directors will receive fully vested Software Acquisition Group Options, subject to the terms and conditions of the Omnibus Incentive Plan and certain other conditions, as set forth in the merger agreement.

•        Jonathan Huberman will be a member of the board of directors of New CuriosityStream after the closing of the merger. As such, in the future Mr. Huberman will receive any cash fees, stock options or stock awards that the New CuriosityStream board of directors determines to pay to its non-executive directors.

•        Mike Nikzad will be a member of the board of directors of New CuriosityStream after the closing of the merger. As such, in the future Mr. Nikzad will receive any cash fees, stock options or stock awards that the New CuriosityStream board of directors determines to pay to its non-executive directors.

•        If Software Acquisition Group is unable to complete a business combination within the required time period, its executive officers will be personally liable under certain circumstances described herein to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by Software Acquisition Group for services rendered or contracted for or products sold to Software Acquisition Group. If Software Acquisition Group consummates a business combination, on the other hand, Software Acquisition Group will be liable for all such claims.

•        Software Acquisition Group’s officers and directors, and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on Software Acquisition Group’s behalf, such as identifying and investigating possible business targets and business combinations. However, if Software Acquisition Group fails to consummate a business combination within the required period, they will not have any claim against the Trust Account for reimbursement. Accordingly, Software Acquisition Group may not be able to reimburse these expenses if the merger or another business combination, are not completed by May 22, 2021.

•        The continued indemnification of current directors and officers and the continuation of directors’ and officers’ liability insurance.

Abstentions and Broker Non-Votes

Abstentions by holders of Class A Common Stock and broker non-votes on behalf of holders of Class A Common Stock are considered present for the purposes of establishing a quorum and will have no effect on: the Business Combination Proposal; the Charter Proposals; the Stock Issuance Proposal; the Omnibus Incentive Plan Proposal; or the Adjournment Proposal. Abstentions by holders of Class B Common Stock and broker non-votes on behalf of holders of Class B Common Stock will be treated as votes “AGAINST” Charter Proposal Nos. 2, 3, 4 and 7 but will have no effect on Charter Proposal Nos. 5, 6, 8, 9, 10 and 11. However, holders of Class B Common Stock have agreed to vote their shares in favor of the Charter Proposals pursuant to the Letter Agreement. Because there are no “routine” matters expected to be proposed at the Special Meeting, Software Acquisition Group does not expect there to be any broker non-votes.

Voting Your Shares

Each share of Software Acquisition Group common stock that you own in your name entitles you to one vote on each of the proposals for the Special Meeting. Your one or more proxy cards show the number of shares of Software Acquisition Group common stock that you own. There are several ways to have your shares of common stock voted:

•        You can submit a proxy to vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Special Meeting. If you submit a proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of Software Acquisition Group common stock will be voted as recommended by Software Acquisition Group’s board of directors. Software Acquisition Group’s board of directors recommends voting “FOR” the Business Combination Proposal, “FOR” the Charter Proposals, “FOR” the Stock Issuance Proposal “FOR” the Omnibus Incentive Plan Proposal and “FOR” the Adjournment Proposal.

•        You can attend the Special Meeting and vote virtually even if you have previously voted by submitting a proxy pursuant to any of the methods noted above. You will be given a ballot when you arrive. However, if your shares of Software Acquisition Group common stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way Software Acquisition Group can be sure that the broker, bank or nominee has not already voted your shares of Software Acquisition Group common stock.

Revoking Your Proxy

If you are a record owner of your shares and you give a proxy, you may change or revoke it at any time before it is exercised by doing any one of the following:

•        you may send another proxy card with a later date;

•        you may notify Software Acquisition Group’s secretary in writing before the Special Meeting that you have revoked your proxy; or

•        you may attend the Special Meeting virtually, revoke your proxy, and vote online as described above.

If your shares are held in “street name” or are in a margin or similar account, you should contact your broker for information on how to change or revoke your voting instructions.

No Additional Matters May be Presented at the Special Meeting

The Special Meeting has been called only to consider the approval of the Business Combination Proposal, the Charter Proposals, the Stock Issuance Proposal, the Omnibus Incentive Plan Proposal and the Adjournment Proposal (if necessary). Under Software Acquisition Group’s bylaws, no other matters may be considered at the Special Meeting if they are not included in this proxy statement, which serves as the notice of the Special Meeting.

Who Can Answer Your Questions About Voting

If you have any questions about how to vote or direct a vote in respect of your shares of Software Acquisition Group common stock, you may call D.F. King & Co., Inc., Software Acquisition Group’s proxy solicitor, toll-free at (800) 334-0384 (banks and brokers call collect at (212) 269-5550) or by email at swag@dfking.com.

Redemption Rights

Holders of public shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Business Combination Proposal. Any stockholder holding public shares may demand that Software Acquisition Group redeem such shares for a full pro rata portion of the Trust Account

(which, for illustrative purposes, was $10.04 per share as of September 21, 2020, the Special Meeting record date), calculated as of two (2) business days prior to the anticipated consummation of the merger. If a holder properly seeks redemption as described in this section and the merger with CuriosityStream is consummated, Software Acquisition Group will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the merger.

Notwithstanding the foregoing, a holder of public shares, together with any affiliate of his or any other person with whom he is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from seeking redemption rights with respect to more than 20% of the public shares. Accordingly, all public shares in excess of 20% held by a public stockholder, together with any affiliate of such holder or any other person with whom such holder is acting in concert or as a “group,” will not be redeemed for cash.

Holders of Founder Shares will not have redemption rights with respect to such shares.

Holders may demand redemption by delivering their stock, either physically or electronically using Depository Trust Company’s DWAC System, to Software Acquisition Group’s transfer agent prior to the vote at the Special Meeting. If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Certificates that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $80.00 and it would be up to the broker whether or not to pass this cost on to the redeeming stockholder. In the event the proposed merger is not consummated this may result in an additional cost to stockholders for the return of their shares.

Software Acquisition Group’s transfer agent can be contacted at the following address:

Continental Stock Transfer & Trust Company
1 State Street — 30th Floor
New York, New York 10004
Attn: Isaac Kagan
Email: ikagan@continentalstock.com

Any request to redeem such shares, once made, may be withdrawn at any time up to the vote on the Business Combination Proposal. Furthermore, if a holder of a public share delivered its certificate in connection with an election of its redemption and subsequently decides prior to the applicable date not to elect to exercise such rights, it may simply request that the transfer agent return the certificate (physically or electronically).

If the merger is not approved or completed for any reason, then Software Acquisition Group’s public stockholders who elected to exercise their redemption rights will not be entitled to redeem their shares for a full pro rata portion of the Trust Account, as applicable. In such case, Software Acquisition Group will promptly return any shares delivered by public holders. If Software Acquisition Group would be left with less than $5,000,001 of net tangible assets as a result of the holders of public shares properly demanding redemption of their shares for cash, Software Acquisition Group will not be able to consummate the merger.

The closing price of Class A Common Stock on September 21, 2020, the Special Meeting record date, was $9.99. The cash held in the Trust Account on such date was approximately $150.1 million ($10.04 per public share). Prior to exercising redemption rights, stockholders should verify the market price of Class A Common Stock as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. Software Acquisition Group cannot assure its stockholders that they will be able to sell their shares of Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its stockholders wish to sell their shares.

If a holder of public shares exercises his, her or its redemption rights, then he, she or it will be exchanging its shares of Class A Common Stock for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption no later than the close of the vote on the Business Combination Proposal by delivering your stock certificate (either physically or electronically) to Software Acquisition Group’s transfer agent prior to the vote at the Special Meeting, and the merger is consummated.

For a detailed discussion of the material U.S. federal income tax considerations for stockholders with respect to the exercise of these redemption rights, see “Material U.S. Federal Income Tax Consequences — Tax Consequences of a Redemption of Software Acquisition Group Public Shares” beginning on page 163. The consequences of a redemption to any particular stockholder will depend on that stockholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

Appraisal Rights

Appraisal rights are not available to holders of shares of Software Acquisition Group common stock in connection with the merger.

Proxy Solicitation Costs

Software Acquisition Group is soliciting proxies on behalf of its board of directors. This solicitation is being made by mail but also may be made by telephone. Software Acquisition Group and its directors, officers and employees may also solicit proxies online. Software Acquisition Group will file with the SEC all scripts and other electronic communications as proxy soliciting materials. Software Acquisition Group will bear the cost of the solicitation.

Software Acquisition Group has hired D.F. King & Co., Inc. to assist in the proxy solicitation process. Software Acquisition Group will pay to D.F. King & Co., Inc. a fee of $10,000, plus disbursements.

Software Acquisition Group will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. Software Acquisition Group will reimburse them for their reasonable expenses.

The Sponsor

As of September 21, 2020, the Special Meeting record date, the Sponsor and one of Software Acquisition Group’s independent directors owned of record and were entitled to vote an aggregate of 3,737,500 Founder Shares that were issued prior to Software Acquisition Group’s IPO. Such shares currently constitute 20% of the outstanding shares of Software Acquisition Group common stock. The holders of these securities have agreed to vote the Founder Shares, as well as any shares of Software Acquisition Group common stock acquired in the aftermarket, in favor of each of the proposals being presented at the Special Meeting. The Founder Shares have no right to participate in any redemption distribution and will be worthless if no business combination is effected by Software Acquisition Group.

SOFTWARE ACQUISITION GROUP PROPOSALS

References in this section to “we,” “us,” “our,” and “the Company” are intended to mean Software Acquisition Group.

PROPOSAL NO. 1 — THE BUSINESS COMBINATION PROPOSAL

Holders of Software Acquisition Group common stock are being asked to approve the merger agreement and the transactions contemplated thereby, including the merger. Software Acquisition Group stockholders should read carefully this proxy statement in its entirety for more detailed information concerning the merger agreement, which is attached as Annex A to this proxy statement. Please see the sections entitled “The Merger” and “The Merger Agreement” in this proxy statement for additional information regarding the merger and a summary of certain terms of the merger agreement. You are urged to read carefully the merger agreement in its entirety before voting on this proposal.

Software Acquisition Group may consummate the merger only if it is approved by Software Acquisition Group stockholders as set forth below.

Vote Required for Approval

This Business Combination Proposal (and consequently, the merger agreement and the transactions contemplated thereby, including the merger) will be approved and adopted only if the holders of a majority of the votes cast by holders of Software Acquisition Group common stock, voting together as a single class at a meeting at which there is a quorum, vote “FOR” the Business Combination Proposal.

Failure to submit a proxy or to vote at the Special Meeting and broker non-votes will have no effect on the Business Combination Proposal. Abstentions are considered present for the purposes of establishing a quorum and will have no effect on the Business Combination Proposal.

The merger is conditioned upon the approval of the Business Combination Proposal, subject to the terms of the merger agreement. If the Business Combination Proposal is not approved, the other proposals (except the Adjournment Proposal, as described below) will not be presented to the stockholders for a vote.

The Sponsors and Software Acquisition Group’s directors and officers have agreed to vote the Founder Shares and any public shares owned by them in favor of the Business Combination Proposal. See “Other Agreements — Software Acquisition Group Letter Agreement” for more information.

Recommendation of the Software Acquisition Group Board of Directors

SOFTWARE ACQUISITION GROUP’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT ITS STOCKHOLDERS VOTE “FOR” THE BUSINESS COMBINATION PROPOSAL.

PROPOSAL NO. 2 THROUGH NO. 11 — THE CHARTER PROPOSALS

The following table sets forth a summary of the principal changes proposed to be made between our existing charter and the Proposed Charter. This summary is qualified by reference to the complete text of the Proposed Charter, a copy of which is attached to this proxy statement as Annex B. All stockholders are encouraged to read the proposed charter in its entirety for a more complete description of its terms.

	Existing Charter	Proposed Charter
Authorized Shares (Proposal No. 2)

Software Acquisition Group’s existing charter authorizes (a) 110,000,000 shares of common stock, consisting of 100,000,000 shares of Class A Common Stock and 10,000,000 shares of Class B Common Stock and (b) 1,000,000 shares of preferred stock.

New CuriosityStream’s charter will authorize 125,000,000 shares of common stock and 1,000,000 shares of preferred stock.
Elimination of Class B Common Stock (Proposal No. 3)

Software Acquisition Group’s existing charter contains provisions regarding the conversion of Class B Common Stock and anti-dilution protections in respect of Class B Common Stock. Software Acquisition Group’s existing charter also requires the affirmative vote of the holders of a majority of the shares of Class B Common Stock in order to make any amendment that would alter or change the powers, preferences or other rights of the holders of Class B Common Stock.

New CuriosityStream’s charter will eliminate Class B Common Stock and any rights of holders thereof
No Class Vote on Changes in Authorized Number of Shares of Stock (Proposal No. 4)	Software Acquisition Group’s existing charter contains no specific provision regarding the required vote to change the authorized shares of any class of stock.

New CuriosityStream’s charter will provide that with respect to any vote to increase or decrease the number of authorized shares of any class or classes of stock (but not below the number of shares then outstanding) requires the affirmative vote of the holders of the majority of the voting power of the stock of New CuriosityStream entitled to vote generally in the election of directors, voting together as a single class, without a separate vote of the holders of the class or classes the number of authorized shares of which are being increased or decreased, unless a separate voting standard is expressly set forth in the certificate of designation of preferred stock of New CuriosityStream.

	Existing Charter	Proposed Charter
Number of Directors to be Determined in Bylaws (Proposal No. 5)

Software Acquisition Group’s existing charter provides that the number of directors shall be fixed from time to time exclusively by the board of directors pursuant to a resolution adopted by a majority of the board of directors.

New CuriosityStream’s charter will provide that the number of directors shall be fixed from time to time in the manner provided in New CuriosityStream’s Bylaws.
Amendments to Waiver of Corporate Opportunities Prospective Only (Proposal No. 6)	Software Acquisition Group’s existing charter has no specific provision regarding when an amendment to the waiver of corporate opportunities is effective.

New CuriosityStream’s charter will provide that any alteration, amendment, addition to or repeal of the provisions of the New CuriosityStream Certificate of Incorporation that relate to the waiver of corporate opportunities will eliminate or reduce such provisions in respect of any business opportunity first identified or any other matter occurring, or any cause of action, suit or claim that, but for such provisions, would accrue or arise, prior to such alteration, amendment, addition repeal or adoption.

Required Vote to Amend Certain Provisions Relating to the Directors (Proposal No. 7)

Software Acquisition Group’s existing charter does not have a specified vote required for amendments to the charter relating to the powers, number, election, term, vacancies or removal of directors of Software Acquisition Group.

New CuriosityStream’s charter will require the affirmative vote of 66.7% of the outstanding shares of stock entitled to vote in the election of directors, voting as a single class, to effect any amendment to the charter relating to the powers, number, election, term, vacancies or removal of directors of New CuriosityStream.

Removal of Exemptions to Deemed Service of Process in Exclusive Forum Provision (Proposal No. 8)

Software Acquisition Group’s existing charter provides for exemptions to the deemed acceptance of service of process on counsel bringing claims outside Delaware for stockholder suits as to which (a) the Delaware Chancery Court determines there is an indispensable party not subject to the jurisdiction of the Delaware Chancery Court, (b) is vested in the exclusive jurisdiction of a court or forum other than the Delaware Chancery Court or (c) for which the Delaware Chancery Court does not have subject matter jurisdiction.

New CuriosityStream’s charter will not contain specific exemptions to the deemed acceptance of service of process on counsel bringing claims outside Delaware for stockholder suits as to which (a) the Delaware Chancery Court determines there is an indispensable party not subject to the jurisdiction of the Delaware Chancery Court, (b) is vested in the exclusive jurisdiction of a court or forum other than the Delaware Chancery Court or (c) for which the Delaware Chancery Court does not have subject matter jurisdiction.

	Existing Charter	Proposed Charter
Exclusive Forum for Internal Corporate Claims (Proposal No. 9)	Software Acquisition Group’s existing charter does not have a provision governing the exclusive forum for “internal corporate claims” as defined in Section 115 of the DGCL.

New CuriosityStream’s charter will provide that the Delaware Chancery Court will be the exclusive jurisdiction for any stockholder to bring any action asserting an “internal corporate claim” as defined in Section 115 of the DGCL.

Exclusive Forum for Claims Under the Securities Act and for Offers and Sales of Securities (Proposal No. 10)

Software Acquisition Group’s existing charter currently provides that (a) the Delaware Chancery Court and federal district courts have concurrent jurisdiction for claims under the Securities Act, and (b) federal courts have exclusive jurisdiction over claims under the Exchange Act. Software Acquisition Group’s existing charter does not have a provision governing the jurisdiction over claims with respect to the offer or sale of securities of Software Acquisition Group.

New CuriosityStream’s charter will provide that the Federal District Courts of the United States of America will be the exclusive forum for resolution of any complaint asserting a cause of action under the Securities Act of 1933, as amended, or with respect to the offer or sale of securities of Software Acquisition Group.

Conditioned upon the approval of Charter Proposal Nos. 2 through 10, holders of Software Acquisition Group common stock are also being asked to approve the Proposed Charter as a whole, which includes the approval of all other changes in the Proposed Charter in connection with replacing the existing charter with the Proposed Charter as of the closing of the merger (Proposal No. 11). All stockholders are encouraged to read the Proposed Charter in its entirety, a copy of which is attached to this proxy statement as Annex B.

Reasons for Proposed Charter Amendments

Authorized Shares (Proposal No. 2)

Software Acquisition Group’s existing charter authorizes (a) 110,000,000 shares of common stock, consisting of 100,000,000 shares of Class A Common Stock and 10,000,000 shares of Class B Common Stock and (b) 1,000,000 shares of preferred stock. Proposal No. 2 provides that New CuriosityStream will be authorized to issue 125,000,000 shares of common stock and 1,000,000 shares of preferred stock. Upon the conversion of the Class B Common Stock to Class A Common Stock and the elimination of the blank check provisions in Software Acquisition Group’s charter, Software Acquisition Group board determined that there was no longer a need to continue with two series of common stock and, therefore, Proposal No. 2 eliminates the Class B Common Stock. Proposal No. 2 also increases the authorized number of shares because Software Acquisition Group’s board of directors believes that it is important for us to have available for issuance a number of authorized shares of common stock and preferred stock sufficient to support its growth and to provide flexibility for future corporate needs (including, if needed, as part of financing for future growth acquisitions). The shares would be issuable as consideration for the merger and the other transactions contemplated by in this proxy statement, and for any proper corporate purpose, including future acquisitions, capital raising transactions consisting of equity or convertible debt, stock dividends or issuances under current and any future stock incentive plans.

Software Acquisition Group’s board of directors believes that these additional shares will provide us with needed flexibility to issue shares in the future in a timely manner and under circumstances we consider favorable without incurring the risk, delay and potential expense incident to obtaining stockholder approval for a particular issuance.

Elimination of Class B Common Stock (Proposal No. 3)

Software Acquisition Group’s existing charter contains provisions regarding the conversion of Class B Common Stock and anti-dilution protections in respect of Class B Common Stock. Software Acquisition Group’s existing charter also requires the affirmative vote of the holders of a majority of the shares of Class B Common Stock in order to make any amendment that would alter or change the powers, preferences or other rights of the holders of Class B Common Stock. New CuriosityStream’s charter will eliminate Class B Common Stock and any rights of holders thereof. Following the merger, all shares of Class B Common Stock will have converted into Class A Common Stock and the protections afforded the Class B Common Stock while Software Acquisition Group was a special purpose acquisition company will no longer be necessary. Software Acquisition Group’s board of directors believes that the provisions relating to the Class B Common Stock will no longer be relevant to New CuriosityStream and should be eliminated.

No Class Vote on Changes in Authorized Number of Shares of Stock (Proposal No. 4)

Software Acquisition Group’s existing charter contains no specific provision regarding the required vote to change the authorized shares of any class of stock. New CuriosityStream’s charter will provide that with respect to any vote to increase or decrease the number of authorized shares of any class or classes of stock (but not below the number of shares then outstanding) requires the affirmative vote of the holders of the majority of the voting power of the stock of New CuriosityStream entitled to vote generally in the election of directors, voting together as a single class, without a separate vote of the holders of the class or classes the number of authorized shares of which are being increased or decreased, unless a separate voting standard is expressly set forth in the certificate of designation of preferred stock of New CuriosityStream.

Software Acquisition Group’s board of directors believes that vesting the power to authorize changes in the authorized number of shares in the holders of stock entitled to vote in the election of directors will give New CuriosityStream greater flexibility to use its share capital. Software Acquisition Group’s board of directors further believes that it is appropriate to require a stricter voting standard to change the authorized share capital.

Number of Directors to be Determined in Bylaws (Proposal No. 5)

Software Acquisition Group’s existing charter provides that the number of directors shall be fixed from time to time exclusively by the board of directors pursuant to a resolution adopted by a majority of the board of directors. New CuriosityStream’s charter will provide that the number of directors shall be fixed from time to time in the manner provided in New CuriosityStream’s Bylaws. Because the Bylaws may be amended by the board of directors without a vote of stockholders, this amendment has the effect of conferring the ability to set the size of the board of directors with the directors rather than the stockholders. Software Acquisition Group’s board of directors believes that allowing the board of directors to set its size is more typical for publicly traded companies.

Amendments to Waiver of Corporate Opportunities Prospective Only (Proposal No. 6)

Software Acquisition Group’s existing charter has no specific provision regarding when an amendment to the waiver of corporate opportunities is effective. New CuriosityStream’s charter will provide that any alteration, amendment, addition to or repeal of the provisions of the New CuriosityStream Certificate of Incorporation that relate to the waiver of corporate opportunities will eliminate or reduce such provisions in respect of any business opportunity first identified or any other matter occurring, or any cause of action, suit or claim that, but for such provisions, would accrue or arise, prior to such alteration, amendment, addition repeal or adoption. Software Acquisition Group’s board of directors believes that it is important to clarify that any future amendment will not retroactively affect and action a director may take in reliance on the waiver of corporate opportunities contained in the charter.

Required Vote to Amend Certain Provisions Relating to the Directors (Proposal No. 7)

Software Acquisition Group’s existing charter does not have a specified vote required for amendments to the charter relating to the powers, number, election, term, vacancies or removal of directors of Software Acquisition Group. New CuriosityStream’s charter will require the affirmative vote of 66.7% of the outstanding shares of stock entitled to vote in the election of directors, voting as a single class, to effect any amendment to the charter relating to the powers, number, election, term, vacancies or removal of directors of New CuriosityStream. Software Acquisition Group’s board of directors believes that a stricter vote requirement to make changes to matters relating to constitution of the board of directors will discourage takeover attempts.

Removal of Exemptions to Deemed Service of Process in Exclusive Forum Provision (Proposal No. 8)

Software Acquisition Group’s existing charter provides for exemptions to the deemed acceptance of service of process on counsel bringing claims outside Delaware for stockholder suits as to which (a) the Delaware Chancery Court determines there is an indispensable party not subject to the jurisdiction of the Delaware Chancery Court, (b) is vested in the exclusive jurisdiction of a court or forum other than the Delaware Chancery Court or (c) for which the Delaware Chancery Court does not have subject matter jurisdiction. New CuriosityStream’s charter will not contain specific exemptions to the deemed acceptance of service of process on counsel bringing claims outside Delaware for stockholder suits as to which (a) the Delaware Chancery Court determines there is an indispensable party not subject to the jurisdiction of the Delaware Chancery Court, (b) is vested in the exclusive jurisdiction of a court or forum other than the Delaware Chancery Court or (c) for which the Delaware Chancery Court does not have subject matter jurisdiction. Software Acquisition Group’s board of directors believes that the exemptions from the deemed service of process provision of its existing charter are outdated and the removal of these provisions is in the best interests of Software Acquisition Group and its stockholders.

Exclusive Forum for Internal Corporate Claims (Proposal No. 9)

Software Acquisition Group’s existing charter does not have a provision governing the exclusive forum for “internal corporate claims” as defined in Section 115 of the DGCL. New CuriosityStream’s charter will provide that the Delaware Chancery Court will be the exclusive jurisdiction for any stockholder to bring any action asserting an “internal corporate claim” as defined in Section 115 of the DGCL. Under the DGCL, “internal corporate claims” means claims, including claims in the right of the corporation, (i) that are based upon a violation of a duty by a current or former director or officer or stockholder in such capacity, or (ii) as to which the DGCL confers jurisdiction upon the Court of Chancery. Software Acquisition Group’s board of directors believes that “internal corporate claims” should be restricted to the exclusive forum of the Delaware Chancery Court because that court is in the best position to determine the validity of claims that are by their nature subject solely to the interpretation of Delaware law or that the DGCL otherwise confers specific jurisdiction on the Delaware Chancery Court.

Exclusive Forum for Claims Under the Securities Act and for Offers and Sales of Securities (Proposal No. 10)

Software Acquisition Group’s existing charter currently provides that (a) the Delaware Chancery Court and federal district courts have concurrent jurisdiction for claims under the Securities Act, and (b) federal courts have exclusive jurisdiction over claims under the Exchange Act. Software Acquisition Group’s existing charter does not have a provision governing the jurisdiction over claims with respect to the offer or sale of securities of Software Acquisition Group. New CuriosityStream’s charter will provide that the Federal District Courts of the United States of America will be the exclusive forum for resolution of any complaint asserting a cause of action under the Securities Act of 1933, as amended, or with respect to the offer or sale of securities of Software Acquisition Group. Software Acquisition Group’s board of directors believes that the Federal District Courts, which have statutory jurisdiction over claims brought under the Securities Act, are the appropriate courts to adjudicate these claims. Furthermore, the Software Acquisition Group board of directors believes that the Federal District Courts are in the best position to adjudicate claims with respect to the offer or sale of securities of Software Acquisition Group.

Replacement of the Existing Charter (Proposal No. 11)

Software Acquisition Group’s existing charter will be amended and replaced in its entirety with the Proposed Charter. Conditioned upon the approval of Charter Proposal Nos. 2 through 10, Proposal No. 11 provides approval for the Proposed Charter, which includes approval of all other changes in the Proposed Charter and related clean up changes, including changing the name of the Company to CuriosityStream Inc., removing provisions that relate solely to a pre-combination special purpose acquisition company, reclassifying the Class A Common Stock as common stock of the Company, removing references to sections that will be deleted, and further clarifying changes to the indemnification provisions, in connection with replacing the existing charter with the Proposed Charter as of the closing of the merger.

Anti-Takeover Effects of the Proposed Charter and Certain Provisions of Delaware Law

The Proposed Charter will contain and the DGCL contains provisions that are intended to enhance the likelihood of continuity and stability in the composition of our board of directors. These provisions are intended to avoid costly takeover battles, reduce our vulnerability to a hostile change of control and enhance the ability of the board of directors to maximize stockholder value in connection with any unsolicited offer to acquire New CuriosityStream.

However, these provisions may have an anti-takeover effect and may delay, deter or prevent a merger or acquisition of New CuriosityStream by means of a tender offer, a proxy contest or other takeover attempt that a stockholder might consider in its best interest, including those attempts that might result in a premium over the prevailing market price for the shares of common stock held by stockholders. See “Description of Software Acquisition Group Capital Stock — Anti-Takeover Effects of Software Acquisition Group’s Proposed Charter and Bylaws and Certain Provisions of Delaware Law” for more information.

Vote Required for Approval

If the Business Combination Proposal is not approved, the Charter Proposals will not be presented at the Special Meeting. The vote of a majority of the votes cast by holders of Software Acquisition Group common stock, voting together as a single class at a meeting where a quorum is present, “FOR” Charter Proposal Nos. 5, 6, 8, 9, 10 and 11 is required to approve Charter Proposal Nos. 5, 6, 8, 9, 10 and 11. The vote of a majority of the votes cast by Class A Common Stock outstanding, voting separately as a single class, and the vote by the holders of a majority of the shares of Class B Common Stock then outstanding, voting as a separate class, “FOR” Charter Proposal Nos. 2, 3, 4 and 7 is required to approve Charter Proposal Nos. 2, 3, 4 and 7. The merger is conditioned upon the approval of the Charter Proposals, subject to the terms of the merger agreement. Notwithstanding the approval of the Charter Proposals, if the merger is not consummated for any reason, the actions contemplated by the Charter Proposals will not be effected.

Failure of holders of Class A Common Stock to submit a proxy or to vote at the Special Meeting and broker non-votes on behalf of holders of Class A Common Stock will have no effect on the Charter Proposals. Abstentions by holders of Class A Common Stock are considered present for the purposes of establishing a quorum and will have no effect on the Charter Proposals. Failure of holders of Class B Common Stock to submit a proxy or to vote at the Special Meeting and broker non-votes on behalf of holders of Class B Common Stock that attend the Special Meeting virtually and fail to vote on Charter Proposal Nos. 2, 3, 4 and 7, or respond to such proposals with an “abstain” vote, will have their votes treated as a vote “AGAINST” such proposals but will have no effect on Charter Proposal Nos. 5, 6, 8, 9, 10 and 11. However, holders of Class B Common Stock have agreed to vote their shares in favor of the Charter Proposals pursuant to the Letter Agreement.

The Sponsor and Software Acquisition Group’s directors and officers have agreed to vote the Founder Shares and any shares of Class A Common Stock owned by them in favor of each of the Charter Proposals.

A copy of the Proposed Charter, as will be in effect assuming approval of each of the Charter Proposals and upon consummation of the merger and filing with the Secretary of State of the State of Delaware, is attached to this proxy statement as Annex B.

Recommendation of the Software Acquisition Group Board of Directors

SOFTWARE ACQUISITION GROUP’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT ITS STOCKHOLDERS VOTE “FOR” EACH OF THE CHARTER PROPOSALS.

PROPOSAL NO. 12 — THE STOCK ISSUANCE PROPOSAL

In connection with the merger, we intend to effect the issuance of shares of Class A Common Stock to the holders of CuriosityStream common stock pursuant to the merger agreement. In addition, connection with the execution of the merger agreement, the PIPE Investors entered into the PIPE Subscription Agreements pursuant to which each of the PIPE Investors have respectively subscribed for 2,500,000 newly-issued shares of Class A Common Stock to be issued at the closing of the merger. See “Other Agreements — PIPE Subscription Agreements” for more information.

Why Software Acquisition Group Needs Stockholder Approval

We are seeking stockholder approval in order to comply with NASDAQ Listing Rules 5635(a) and (d).

Under NASDAQ Listing Rule 5635(a), stockholder approval is required prior to the issuance of securities in connection with the acquisition of another company if such securities are not issued in a public offering and (A) have, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of common stock (or securities convertible into or exercisable for common stock); or (B) the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares outstanding before the issuance of the stock or securities.

Under NASDAQ Listing Rule 5635(d), stockholder approval is required for a transaction other than a public offering involving the sale, issuance or potential issuance by an issuer of common stock (or securities convertible into or exercisable for common stock) at a price that is less than the greater of book or market value of the stock if the number of shares of common stock to be issued is or may be equal to 20% or more of the common stock, or 20% or more of the voting power, outstanding before the issuance.

Software Acquisition Group currently has 18,687,500 shares of Software Acquisition Group common stock issued and outstanding. The maximum aggregate number of shares of Software Acquisition Group common stock issuable pursuant to the merger agreement could represent greater than 20% of the number of shares of Software Acquisition Group common stock before such issuance and could result in a change of control of Software Acquisition Group. Moreover, pursuant to the PIPE Subscription Agreements, Software Acquisition Group has obtained commitments from subscribers to purchase shares of Class A Common Stock, for a purchase price of $10.00 per share, in the PIPE. The maximum aggregate number of shares of Class A Common Stock issuable pursuant to the merger agreement together with the 2,500,000 shares of Class A Common Stock Software Acquisition Group anticipates issuing pursuant to the PIPE Subscription Agreements will (1) constitute more than 20% of Software Acquisition Group’s then outstanding common stock. Software Acquisition Group is required to obtain shareholder approval of such issuances pursuant to NASDAQ Listing Rules 5635(a) and (d).

Vote Required for Approval

If the Business Combination Proposal is not approved, the Stock Issuance Proposal will not be presented at the Special Meeting. The approval of the Stock Issuance Proposal requires the affirmative vote of a majority of the votes cast by holders of Software Acquisition Group common stock, voting together as a single class at a meeting at which quorum is present at the Special Meeting.

Failure to submit a proxy or to vote at the Special Meeting and broker non-votes will have no effect on the Stock Issuance Proposal. Abstentions are considered present for the purposes of establishing a quorum and will have no effect on the Stock Issuance Proposal.

The merger is conditioned upon the approval of the Stock Issuance Proposal, subject to the terms of the merger agreement. Notwithstanding the approval of the Stock Issuance Proposal, if the merger is not consummated for any reason, the actions contemplated by the Stock Issuance Proposal will not be effected.

Recommendation of the Software Acquisition Group Board of Directors

SOFTWARE ACQUISITION GROUP’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT ITS STOCKHOLDERS VOTE “FOR” THE STOCK ISSUANCE PROPOSAL.

PROPOSAL NO. 13 — APPROVAL OF THE CURIOSITYSTREAM INC.
2020 OMNIBUS INCENTIVE PLAN

The stockholders of Software Acquisition Group are being asked to approve the CuriosityStream Inc. 2020 Omnibus Incentive Plan (the “Omnibus Incentive Plan”) at the Special Meeting. The Omnibus Incentive Plan was approved by the Software Acquisition Group board of directors on August 7, 2020, subject to approval by our stockholders. We are seeking stockholder approval of the Omnibus Incentive Plan (i) in order for incentive stock options to meet the requirements of the Code and (ii) in order to comply with the NASDAQ listing rules. If approved by our stockholders, the Omnibus Incentive Plan will become effective upon the consummation of the merger.

The Omnibus Incentive Plan is intended to be a vital component of our compensation program following the consummation of the transactions contemplated by the merger agreement and the primary equity plan we use to grant equity-based incentive awards to our directors, officers, employees and consultants. The board of directors of Software Acquisition Group believes that granting equity awards under the Omnibus Incentive Plan will serve to align the interests of the key services providers of New CuriosityStream and its subsidiaries with New CuriosityStream’s stockholders, and that it would be in the best interest of New CuriosityStream and its stockholders to make such grants.

The statements made in this Proposal No. 13 concerning terms and provisions of the Omnibus Incentive Plan are summaries and do not purport to be a complete recitation of the Omnibus Incentive Plan provisions. Such statements are qualified in their entirety by express reference to the full text of the Omnibus Incentive Plan. A copy of the Omnibus Incentive Plan as proposed is attached hereto as Annex C and is incorporated by reference herein.

Summary of the Material Terms of the Omnibus Incentive Plan

Purpose.    The purpose of the Omnibus Incentive Plan is to promote the interests of New CuriosityStream and its subsidiaries and its stockholders by (i) attracting and retaining directors, executive officers, employees and consultants of outstanding ability; (ii) motivating such individuals by means of performance-related incentives to achieve the longer-range performance goals of New CuriosityStream and its subsidiaries; and (iii) enabling such individuals to participate in the long-term growth and financial success of New CuriosityStream.

Eligible Individuals.    Employees, non-employee directors, and consultants of the Company and its subsidiaries will be eligible to participate in the Omnibus Incentive Plan, as determined by the Compensation Committee. Approximately fifty-five (55) employees and six (6) non-employee directors are expected to participate in the Omnibus Incentive Plan following its approval.

Administration.    Unless otherwise determined by the board of directors of New CuriosityStream (the “Board”), the compensation committee of the Board (the “Compensation Committee”) has the power and authority to administer the Omnibus Incentive Plan. The Compensation Committee has the authority to (i) determine the type or types of awards to be granted to each participant; (ii) select the participants to whom awards may from time to time be granted; (iii) determine all matters and questions related to the termination of service of a participant with respect to any award granted to him or her; (iv) determine the number of awards to be granted and the number of shares to which an award will relate; (v) approve forms of agreement for use under the Omnibus Incentive Plan; (vi) determine the terms and conditions of any awards; (vii) prescribe, amend and rescind rules and regulations relating to the Omnibus Incentive Plan; (viii) determine whether, to what extent, and pursuant to what circumstances an award may be settled in, or the exercise or purchase price of an award may be paid in, cash, stock, other awards, or other property, or an award may be cancelled, forfeited or surrendered; (ix) suspend or accelerate the vesting of any award granted under the Omnibus Incentive Plan or waive the forfeiture restrictions or any other restriction or limitation regarding any awards or the shares of stock relating thereto; (x) construe and interpret the terms of the Omnibus Incentive Plan and awards granted pursuant to the Omnibus Incentive Plan; and (xi) make all other decisions and determinations that may be required pursuant to the Omnibus Incentive Plan or as it deems necessary or advisable to administer the Omnibus Incentive Plan.

Awards.    Awards under the Omnibus Incentive Plan may be made in the form of performance awards, restricted stock, restricted stock units, stock options, which may be either incentive stock options or non-qualified stock options, stock appreciation rights, other stock-based awards and dividend equivalents. Awards are generally non-transferable.

Shares Subject to the Omnibus Incentive Plan.    Subject to adjustment, as described below, a total number of shares of our common stock equal to approximately 13% (on a fully-diluted basis) of the shares of our common stock that are outstanding as of immediately following the consummation of the transactions contemplated by the merger agreement will be available for awards under the Omnibus Incentive Plan. All of such awards may be in the form of incentive stock options. Shares issued under the Omnibus Incentive Plan may be authorized but unissued shares or reacquired shares. Any shares covered by an award, or portion of an award, granted under the Omnibus Incentive Plan that is forfeited, cancelled, cash-settled, expired or otherwise terminated without the issuance of shares, shall again be available for the grant of an award under the Omnibus Incentive Plan.

Award Limitations on Non-Employee Director Awards.    The maximum number of shares subject to awards granted during a single compensation year (that is from one annual meeting of stockholders to the next annual meeting) to any non-employee director, taken together with any cash fees paid during the compensation year to the non-employee director, in respect of the director’s service as a member of the Board during such year (including service as a member or chair of any committees of the Board), will not exceed $500,000 in total value (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes).

Change in Capitalization or Other Corporate Event.    If and to the extent necessary or appropriate to reflect any stock dividend, extraordinary dividend, stock split or share combination or any recapitalization, merger, consolidation, exchange of shares, spin-off, liquidation or dissolution of New CuriosityStream or other similar transaction affecting our common stock, our Compensation Committee shall adjust the number of shares of common stock available for issuance under the Omnibus Incentive Plan, and the number, class and exercise price or base price of any outstanding award, and/or make such substitution, revision or other provisions or take such other actions with respect to any outstanding award or the holder or holders thereof, in each case as it determines to be equitable.

Terms and Conditions of Options.    An “incentive stock option” is an option that meets the requirements of Section 422 of the Code, and a “non-qualified stock option” is an option that does not meet those requirements. An option granted will be exercisable only to the extent that it is vested on the date of exercise. No option may be exercisable more than ten years from the grant date. In general, the exercise price per share under each option granted under the Omnibus Incentive Plan may not be less than 100% of the fair market value of our common stock on the option grant date (or 110% of the fair market value in the case of an incentive stock option granted to an individual who, on the date of grant, owns or is deemed to own shares representing more than 10% of our voting stock). For so long as our common stock is listed on an established stock exchange, the fair market value of the common stock will be the closing price of our common stock on the exchange on which it is listed on the option grant date. If there is no closing price reported on the option grant date, the fair market value will be deemed equal to the closing price for the common stock on the last market trading day prior to the day of determination. The term of any option award may not be longer than ten years (or five years in the case of an incentive stock option granted to a 10% stockholder). The term of any SAR award may not be longer than ten years.

Terms and Conditions of Stock Appreciation Rights.    A “stock appreciation right” (or a “SAR”) is the right to receive payment from New CuriosityStream in cash and/or shares of common stock equal to the product of (i) the excess, if any, of the fair market value of one (1) share of our common stock on the exercise date over a specified price fixed by the Compensation Committee on the grant date (which price may not be less than the fair market value of a share of our common stock on the grant date), multiplied by (ii) a stated number of shares of common stock. A SAR will be exercisable only to the extent that it is vested on the date of exercise. No SAR may be exercisable more than ten years from the grant date. SARs may be granted to participants in tandem with options or on their own. Tandem SARs will generally have substantially similar terms and conditions as the options with which they are granted.

Terms and Conditions of Restricted Stock and Restricted Stock Units.    “Restricted stock” is an award of common stock on which certain restrictions are imposed over specified periods that subject the shares to a substantial risk of forfeiture. A “restricted stock unit” is a unit, equivalent in value to a share of common stock, credited by means of a bookkeeping entry in our books to a participant’s account, which is settled in stock or cash upon vesting. Subject to the provisions of the Omnibus Incentive Plan, the Compensation Committee will determine the terms and conditions of each award of restricted stock or restricted stock units, including the restriction period for the award, and the restrictions applicable to the award. Restricted stock and restricted stock units will vest based on a minimum period of service or the occurrence of events specified by the Compensation Committee.

Terms and Conditions of Performance Awards.    A “performance award” is a contractual right to receive shares of our common stock or a U.S.-denominated amount of cash that is earned (in whole or in part) based on the achievement of specified performance goals. Vested performance awards may be settled in cash, stock or a combination of cash and stock, at the discretion of the Compensation Committee. Performance awards will vest based on the achievement of predetermined performance goals established by the Compensation Committee. Performance goals may be established on a Company-wide basis, with respect to one or more business units, divisions, subsidiaries or products or based on individual performance measures, and may be expressed in absolute terms or relative to other metrics including internal targets or budgets, past performance of New CuriosityStream, the performance of one or more similarly situated companies, performance of an index, outstanding equity or other external measures. In the case of earning-based measures, performance goals may include comparisons relating to capital (including but limited to, the cost of capital), shareholders’ equity, shares outstanding, assets or net assets, or any combination thereof. Performance goals may also be subject to such other terms and conditions as the committee may determine appropriate. The committee may also adjust the performance goals for any performance cycle as it deems equitable in recognition of unusual or non-recurring events affecting New CuriosityStream; changes in applicable tax laws or accounting principles; other extraordinary events such as restructurings; discontinued operations; asset write-downs; significant litigation or claims, judgments or settlements; acquisitions or divestitures; reorganizations or changes in the corporate structure or capital structure of New CuriosityStream; foreign exchange gains and losses; change in the fiscal year of New CuriosityStream; business interruption events; unbudgeted capital expenditures; unrealized investment gains and losses; impairments, and/or such other factors as the committee may determine.

Other Stock-Based Awards.    The Compensation Committee may make other equity-based or equity-related awards not otherwise described by the terms of the Omnibus Incentive Plan.

Dividend Equivalents.    A dividend equivalent is the right to receive payments in cash or in stock, based on dividends with respect to shares of stock. Dividend equivalents may be granted to participants in tandem with another award or on their own, but not in respect of stock options or SARs. In general, dividend equivalents will be paid to participants with respect to an award when the award becomes vested.

Termination of Employment.    All of the terms relating to the exercise, cancellation or other disposition of any award upon a termination of employment or service with New CuriosityStream of the participant, whether due to disability, death or under any circumstances may be determined by the Compensation Committee and described in each participant’s award agreement. Unless otherwise set forth in the applicable agreement, the following provisions will apply:

Termination for Cause; Post-Service Competitive Activity.    If a participant’s employment or service terminates for cause or a participant breaches any restrictive covenants (such as a non-competition or non-solicitation agreement) following the participant’s termination of employment or service, all options and SARs, whether vested or unvested, and all other awards that are unvested or unexercisable or otherwise unpaid (or were unvested or unexercisable or unpaid at the time of occurrence of cause or such breach) will be immediately forfeited and cancelled. If the participant breaches the restrictive covenants following the termination, any portion of the participant’s awards that became vested after termination, and any shares or cash issued upon exercise or settlement of such awards, will be immediately forfeited, cancelled, and disgorged or paid to New CuriosityStream together with all gains earned or accrued due to the sale of shares issued upon exercise or settlement of such awards.

Termination due to Death or Disability.    If a participant’s employment or service terminates by reason of death or disability, all options and SARs (whether or not then otherwise exercisable) will become exercisable in full and may be exercised at any time prior to the earlier of (i) the one-year anniversary of the participant’s death or disability or (ii) the expiration of the term of the options or SARs; however, any in-the-money options and SARs that are still outstanding on the last day of their term will be automatically be exercised on such date, and all other awards will immediately vest in full, and restricted stock units and performance awards that have not been settled or converted into shares prior to the participant’s death will immediately be settled in shares. Performance awards will vest and be paid based on target levels of performance.

Involuntary Termination Without Cause.    If a participant’s employment or service is involuntarily terminated without cause, all options and SARs that are unvested will be immediately forfeited and cancelled, and all options and SARs that are vested will remain outstanding and exercisable until the earlier of (i) thirty (30) days after the termination date or (ii) the expiration of their term, all restricted stock or restricted stock units that are unvested will be immediately forfeited and cancelled, and provided that the participant signs a general release and waiver of claims in the form provided by New CuriosityStream and does not exercise any rights to revoke such release, the participant will retain a pro-rated portion of any unvested performance awards granted earlier than one year prior to the termination date, and be earned based on the attainment of the applicable performance goals (and any performance awards that ae not so earned will be forfeited and cancelled).

Termination for Any Other Reason.    If a participant’s employment or service terminates for any reason other as set forth above, all options and SARs that are unvested will be immediately forfeited and cancelled, and all options and SARs that are vested will remain outstanding and exercisable until the earlier of (i) thirty (30) days after the termination date or (ii) the expiration of their term, and all other awards that are unvested or have not otherwise been earned shall be immediately forfeited and cancelled.

Change in Control.    Unless otherwise provided in an award agreement, and other than with respect to certain performance awards (described in the next paragraph), no cancellation, acceleration or other payment will occur in connection with a change in control of New CuriosityStream if the Compensation Committee reasonably determines in good faith, prior to the occurrence of the change in control, that the award will be honored or assumed, or new rights substituted therefor following the change in control, provided that any such alternative award must (i) give the participant rights and entitlements substantially equivalent to or better than the rights and terms applicable under the award immediately prior to the change in control, (ii) have terms such that if a participant’s employment is involuntarily or constructively terminated within the twenty-four (24) months following the change in control at a time when any portion of the alternative award is unvested, the unvested portion of the alternative award will immediately vest in full and the participant will receive either (1) a cash payment equal in value to the excess (if any) of the fair market value of the stock subject to the alternative award at the date of exercise or settlement over the price that the participant would be required to pay to exercise the alternative award or (2) an equal value of liquid shares or equity interests.

Unless otherwise provided in an award agreement, upon a change in control, then-outstanding performance awards will be modified to replace any performance goals with vesting solely based on the requirement of continued service through, as nearly as is practicable, the date(s) on which the satisfaction of the performance goals would have been measured if the change in control had not occurred or, if applicable, the later period of required service following such measurement date, with accelerated vesting if the participant’s employment is involuntarily or constructively terminated within the twenty-four (24) months following the change in control. The number of such alternative awards will be equal to (i) if less than 50% of the performance cycle has elapsed, the target number of performance awards, and (ii) if 50% or more of the performance cycle has elapsed, a number of awards based on actual performance through the date of the change in control if determinable, or the target, if not determinable.

Except as otherwise provided above or in an award agreement, upon a change in control: each vested and unvested option or SAR will be cancelled in exchange for a payment equal to the excess, if any, of the change in control price over the applicable exercise or base price, the vesting restrictions applicable to all other unvested awards (other than freestanding dividend equivalents and performance awards) will lapse, and such awards will be cancelled in exchange for a payment equal to the change in control price, the alternative performance awards will be cancelled in exchange for a payment equal to the change in control price, all other awards (other than freestanding dividend equivalents) that were vested prior to the change in control but that have not been settled or converted into shares prior to the change in control will be cancelled in exchange for a payment equal to the change in control price, and all freestanding dividend equivalents will be cancelled without payment therefor.

To the extent any portion of the change in control price is payable other than in cash and/or other than at the time of the change in control, the award holders will receive the same value in respect of their awards (less any applicable exercise or base price) as is received by New CuriosityStream’s stockholders in respect of their shares. To the extent any portion of the change in control price is payable other than at the time of the change in control, the Compensation Committee will determine the time and form of payment to the award holders consistent with Section 409A of the Code and other applicable laws. Upon a change in control the Compensation Committee may cancel options and SARs for no consideration if the fair market value of the shares subject to such options or such SARs is less than or equal to their exercise or base price.

Forfeiture, Cancellation or “Clawback” of Awards.    Awards (and gains earned or accrued in connection with awards) will be subject to such generally applicable policies as to forfeiture and recoupment as may be adopted by the Compensation Committee or the Board. Participants will also forfeit and disgorge to New CuriosityStream any awards granted or vested and any gains earned or accrued due to the exercise of options or SARs or the sale of any shares of stock to the extent required by applicable law or as required by any stock exchange or quotation system on which the stock is listed or quoted.

Amendment or Termination of the Omnibus Incentive Plan.    The Omnibus Incentive Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Compensation Committee; however, without the approval by a majority of the shares entitled to vote at a duly constituted meeting of shareholders of New CuriosityStream, no amendment or modification to the Omnibus Incentive Plan may (i) except as otherwise expressly provided in the Omnibus Incentive Plan, increase the number of shares subject to the Omnibus Incentive Plan; (ii) modify the class of persons eligible for participation in the Omnibus Incentive Plan; or (iii) materially modify the Omnibus Incentive Plan in any other way that would require shareholder approval under applicable law or exchange listing requirements. Except as otherwise expressly provided in the Omnibus Incentive Plan, neither the amendment, suspension or termination of the Omnibus Incentive Plan shall, without the written consent of the holder of the award, materially adversely alter or impair any rights or obligations under any award theretofore granted. No award may be granted during any period of suspension nor after termination of the Omnibus Incentive Plan, and in no event may any award be granted under the Omnibus Incentive Plan after the expiration of ten years from the effective date of the plan.

Amendment of an Award.    The Compensation Committee may at any time, and from time to time, amend the terms of any one or more existing award agreements; however, the rights of a participant under an award agreement may not be materially adversely impaired without the participant’s written consent.

Term.    The Omnibus Incentive Plan is scheduled to expire on the ten year anniversary of its effective date (which is the date of stockholder approval), unless terminated earlier by the Compensation Committee.

U.S. Federal Income Tax Consequences

The following is a brief summary of the principal U.S. federal income tax consequences of transactions under the Omnibus Incentive Plan based on the Code, Treasury regulations issued under the Code (“Treasury Regulations”), judicial authority and administrative rulings and practice, all as of the date hereof and all of which are subject to change, possibly on a retroactive basis. This summary is not intended to be exhaustive, does not constitute tax advice and, among other things, does not describe state, local or foreign tax consequences.

Options

The Code provides that a participant receiving a non-qualified stock option generally does not realize taxable income upon the grant of the stock option. A participant does, however, realize compensation income taxed at ordinary income tax rates upon the exercise of a non-qualified stock option to the extent that the fair market value of the common stock on the date of exercise exceeds the stock option price. Subject to the deduction limitation under Section 162(m) of the Code (which disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1.0 million in any taxable year to certain “covered employees,” which term includes the named executive officers of the Company), the Company is generally entitled to a federal income tax deduction for compensation in an amount equal to the ordinary income so realized by the participant. The optionee’s tax basis in any shares received upon exercise of an option will be the fair market value of the shares on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the optionee) depending upon the length of time such shares were held by the optionee, and there will be no tax consequences to the Company.

The grant of an incentive stock option generally does not result in taxable income for U.S. federal income tax purposes to a participant. The exercise of an incentive stock option is eligible for favorable federal income tax treatment if certain requirements in the Code are satisfied. An incentive stock option must have an option price that is not less than the fair market value of the stock at the time the option is granted, and must be exercisable within ten years from the date of grant. At the time of exercise of an incentive stock option, no compensation income is realized by the optionee other than tax preference income for purposes of the federal alternative minimum tax on individual income. If the shares acquired on exercise of an incentive stock option are held for at least two years after grant of the option and one year after exercise, then any gain or loss upon subsequent sale of the common stock will be a long-term capital gain or loss. This assumes that the shares represent a capital asset in the participant’s hands. The statutory holding period lasts until the later of two years from the date the stock option is granted and one year from the date the common stock is transferred to the participant pursuant to the exercise of the stock option. If the employment and statutory holding period requirements are satisfied, the Company may not claim any federal income tax deduction upon either the exercise of the incentive stock option or the subsequent sale of the common stock received upon exercise. If these requirements are not satisfied (a “disqualifying disposition”), the amount of ordinary income taxable to the participant is the lesser of the fair market value of the common stock on the date of exercise minus the stock option price and the amount realized on disposition minus the stock option price. Any excess is either long-term or short-term capital gain, assuming the shares represent a capital asset in the participant’s hands. Subject to the deduction limitation under Section 162(m) of the Code, in the case of a disqualifying disposition, the Company would generally be entitled to a federal income tax deduction in an amount equal to the ordinary income realized by the participant.

The exercise of a stock option through the exchange of previously acquired stock will generally be treated as a non-taxable like-kind exchange as to the number of shares given up and the identical number of shares received under the stock option. That number of shares will take the same tax basis and, for capital gain purposes, the same holding period as the shares that are given up. The value of the shares received upon such an exchange which are in excess of the number given up will be taxed to the participant at the time of the exercise as ordinary income, taxed as compensation. The excess shares will have a new holding period for capital gains purposes and a tax basis equal to the value of such shares determined at the time of exercise. If the tendered shares were acquired through the prior exercise of an incentive stock option and do not satisfy the statutory two-year and one-year holding periods (“disqualified shares”), then the tender will result in compensation income to the optionee taxed as ordinary income equal to the excess of the fair market value of the disqualified shares, determined when the prior incentive stock option was exercised, over the exercise price of the disqualified shares. The optionee will increase his or her tax basis in the number of shares received on exercise equal to the number of shares of disqualified shares tendered by the amount of compensation income recognized by the optionee with respect to the disqualified shares. Generally, the federal income tax consequences to the optionee are similar to those described above relating to the exercise of a stock option through the exchange of non-disqualified shares.

If an optionee exercises a stock option through the cashless exercise method by authorizing a broker to sell a specified number of the shares to be acquired through the stock option exercise having a market value equal to the sum of the stock option exercise plus any transaction costs (the “cashless shares”), the optionee should be treated as constructively receiving the full amount of stock option shares, followed immediately by a sale of the cashless shares by the optionee. In the case of an incentive stock option, the cashless exercise method would result in the cashless shares becoming disqualified shares and taxed in a manner described above for disqualified shares.

In the case of a non-qualified stock option, the cashless exercise method would result in compensation income to the optionee with respect to both the cashless shares and remaining stock option shares as discussed above relating to non-qualified stock options. Since the optionee’s tax basis in the cashless shares that are deemed received and simultaneously sold on exercise of the stock option is equal to the sum of the exercise price and the compensation to the optionee, no additional gain should be recognized by the optionee upon the deemed sale of the cashless shares.

Restricted Stock

A participant generally will not be taxed upon the grant of restricted stock, but rather will recognize ordinary income in an amount equal to the fair market value of the shares at the time the shares are no longer subject to a “substantial risk of forfeiture” (within the meaning of the Code). The Company generally will be entitled to a deduction at the time when, and in the amount that, the participant recognizes ordinary income on account of the lapse of the restrictions. A participant’s tax basis in the shares will equal their fair market value at the time the restrictions lapse, and the participant’s holding period for capital gains purposes will begin at that time. Any cash dividends paid on the restricted stock before the restrictions lapse will be taxable to the participant as additional compensation (and not as dividend income). Alternatively, under Section 83(b) of the Code, an employee may elect to include in ordinary income, as compensation at the time restricted stock is first issued, the excess of the fair market value of the stock at the time of issuance over the amount paid, if any, by the employee. If such an election is made, no additional taxable income will be recognized by such participant at the time the restrictions lapse, the participant will have a tax basis in the shares equal to their fair market value on the date of their award, and the participant’s holding period for capital gains purposes will begin at that time. An employee makes a Section 83(b) election by filing the election with the IRS no later than thirty (30) days after the restricted stock is transferred to the employee. If a Section 83(b) election is properly made, the employee will not be entitled to any loss deduction if the shares with respect to which a Section 83(b) election was made are later forfeited. The Company generally will be entitled to a tax deduction at the time when, and to the extent that, ordinary income is recognized by such participant.

Stock Appreciation Rights and Other Awards

Generally, an employee will not recognize any taxable income upon the grant of stock appreciation rights, restricted stock units, performance shares, or other stock or cash based award. At the time the employee receives the payment for the stock appreciation right, restricted stock units, performance shares, or other stock or cash based award, the fair market value of shares of common stock or the amount of any cash received in payment for such awards generally is taxable to the employee as ordinary income, taxable as compensation.

Subject to the deduction limitation under Section 162(m) of the Code, New CuriosityStream or one of its subsidiaries will generally be entitled to a deduction for U.S. federal income tax purposes at the same time and in the same amount that an employee recognizes ordinary income from awards under the Omnibus Incentive Plan.

New Plan Benefits

CuriosityStream Inc. 2020 Omnibus Incentive Plan
Name and Position	Dollar Value ($)(1)	Number of Units(1)
Clint Stinchcomb, President and Chief Executive Officer	(2)	(2)
Tia Cudahy, Chief Operating Officer, General Counsel and Secretary
Jason Eustace, Chief Financial Officer and Treasurer
Devin Emery, Head of Growth	(3)	(3)
Executive Group	(4)	(4)
Non-Executive Director Group
Non-Executive Officer Employee Group	(5)	(5)

____________

(1)      The Software Acquisition Group Options will be granted pursuant to the Omnibus Incentive Plan, but otherwise subject to the same vesting and exercise terms and conditions as applied to the underlying CuriosityStream stock options immediately prior to the effective date of the merger. The dollar value and number of Software Acquisition Group Options cannot be determined as of the date of this proxy statement. As of September 21, 2020, employees and non-employee directors of CuriosityStream held outstanding options in respect of 4,053,399 shares of CuriosityStream common stock that, to the extent outstanding as of the closing of the merger, will be converted into Software Acquisition Group Options.

Further, under the terms of the merger agreement, the Sponsor will forfeit approximately 711,000 of its Private Placement Warrants and, in exchange, certain employees of the Company as determined by the Compensation Committee will receive fully vested Software Acquisition Group Options, subject to the terms and conditions of the Omnibus Incentive Plan and certain other conditions, as set forth in the merger agreement. If our stockholders do not approve the Omnibus Incentive Plan, such awards will not be granted.

Except as described above, and in footnotes (2), (3), (4) and (5) below, future awards under the Omnibus Incentive Plan are subject to the discretion of the Compensation Committee. Therefore, we cannot determine future benefits for any other awards under the Omnibus Incentive Plan at this time.

(2)      Cannot be determined as of the date of this proxy statement. Subject to shareholder approval of the Omnibus Incentive Plan and the consummation of the transactions contemplated under the merger agreement, it is anticipated that the Compensation Committee will approve, effective as of following the closing date, the grant to Clint Stinchcomb of Software Acquisition Group Options, restricted stock units in Software Acquisition Group or a combination thereof, or other equity-based awards, that, when taken together with the stock options issued under the Stock Option Plan and other equity awards otherwise granted to Mr. Stinchcomb in connection with the merger, will entitle Mr. Stinchcomb to approximately 5.9% of Software Acquisition Group’s common stock, calculated on a fully diluted basis on the closing date.

(3)      In addition to the options described in footnote (1), subject to shareholder approval of the Omnibus Incentive Plan and the consummation of the transactions contemplated under the merger agreement, it is anticipated that the Compensation Committee will approve equity awards under the plan to our Chief Product Officer with a grant date fair value of approximately $237,000. The number of options cannot be determined as of the date of this proxy statement.

(4)      In addition to the options described in footnote (1), (2) and (3), subject to shareholder approval of the Omnibus Incentive Plan and the consummation of the transactions contemplated under the merger agreement, it is anticipated that the Compensation Committee will approve equity awards under the plan to our Chief Financial Officer with a grant date fair value of approximately $79,000.

(5)      In addition to the options described in footnote (1), subject to shareholder approval of the Omnibus Incentive Plan and the consummation of the transactions contemplated under the merger agreement, it is anticipated that the Compensation Committee will approve equity awards under the plan to certain other employees of the Company with an aggregate grant date fair value of approximately $728,380. The number of options cannot be determined as of the date of this proxy statement.

Equity Compensation Plan Information

As of December 31, 2019, Software Acquisition Group had no compensation plans (including individual compensation arrangements) under which equity securities of New CuriosityStream were authorized for issuance.

Registration with the SEC

If the Omnibus Incentive Plan is approved by our stockholders and becomes effective, New CuriosityStream intends to file a registration statement on Form S-8 registering the shares reserved for issuance under the Omnibus Incentive Plan as soon as reasonably practicable after New CuriosityStream becomes eligible to use such form.

Vote Required for Approval

If the Business Combination Proposal is not approved, the Omnibus Incentive Plan Proposal will not be presented at the Special Meeting. The approval of the Omnibus Incentive Plan Proposal requires the affirmative vote of a majority of the votes cast by holders of Software Acquisition Group common stock, voting together as a single class at a meeting at which quorum is present at the Special Meeting.

Failure to submit a proxy or to vote at the Special Meeting and broker non-votes will have no effect on the Omnibus Incentive Plan Proposal. Abstentions are considered present for the purposes of establishing a quorum and will have no effect on the Omnibus Incentive Plan Proposal.

The merger is conditioned upon the approval of the Omnibus Incentive Plan Proposal, subject to the terms of the merger agreement. Notwithstanding the approval of the Omnibus Incentive Plan Proposal, if the merger is not consummated for any reason, the actions contemplated by the Omnibus Incentive Plan Proposal will not be effected.

Recommendation of the Software Acquisition Group Board of Directors

SOFTWARE ACQUISITION GROUP’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT ITS STOCKHOLDERS VOTE “FOR” THE OMNIBUS INCENTIVE PLAN PROPOSAL.

PROPOSAL NO. 14 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow Software Acquisition Group’s board of directors to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Business Combination Proposal, the Charter Proposals, the Stock Issuance Proposal or the Omnibus Incentive Plan Proposal, or holders of Software Acquisition Group’s public shares have elected to redeem an amount of public shares such that Software Acquisition Group would have less than $5,000,001 of net tangible assets would not be satisfied or waived by CuriosityStream. In no event will Software Acquisition Group’s board of directors adjourn the Special Meeting or consummate the merger beyond the date by which it may properly do so under our existing charter and Delaware law.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by Software Acquisition Group’s stockholders, Software Acquisition Group’s board of directors may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for the approval of the Business Combination Proposal, the Charter Proposals, the Stock Issuance Proposal or the Omnibus Incentive Plan Proposal, or holders of Software Acquisition Group’s public shares have elected to redeem an amount of public shares such that Software Acquisition Group would have less than $5,000,001 of net tangible assets would not be satisfied or waived by CuriosityStream, and may be unable to consummate the merger. If we do not consummate the merger and fail to complete an initial business combination by May 22, 2021 (subject to the requirements of law), we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the public stockholders.

Vote Required for Approval

The approval of the Adjournment Proposal requires an affirmative vote of a majority of the votes cast by holders of Software Acquisition Group common stock, voting separately as a single class, regardless of whether a quorum is present, voting in or represented by proxy at the Special Meeting.

Failure to submit a proxy or to vote at the Special Meeting, an abstention from voting or a broker non-vote will have no effect on the Adjournment Proposal.

The merger is not conditioned upon the approval of the Adjournment Proposal.

The Sponsors and one of Software Acquisition Group’s independent directors have agreed to vote the Founder Shares and any public shares owned by them in favor of the Adjournment Proposal (if necessary). See “Other Agreements — Software Acquisition Group Letter Agreement” for more information.

Recommendation of the Board of Directors

SOFTWARE ACQUISITION GROUP’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT ITS STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

INFORMATION ABOUT SOFTWARE ACQUISITION GROUP

References in this section to “we,” “our,” “us,” the “Company,” or “Software Acquisition Group” generally refer to Software Acquisition Group Inc.

General

Software Acquisition Group is a blank check company incorporated in Delaware and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Software Acquisition Group is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.

Initial Public Offering and Private Placement

In June 2019, the Sponsor purchased an aggregate of 3,593,750 of its Founder Shares, par value $0.0001 per share, for an aggregate purchase price of $25,000, or approximately $0.007 per share. In November 2019, Software Acquisition Group effected a stock dividend for 0.04 share for each Founder Share outstanding, resulting in the Sponsor holding an aggregate of 3,737,500 Founder Shares.

On November 22, 2019, Software Acquisition Group completed its IPO of 14,950,000 units, which includes the full exercise by the underwriter of the over-allotment option to purchase an additional 1,950,000 Units, at a price of $10.00 per unit (“units”), generating gross proceeds of $149,500,000. Each unit consists of one share of Class A Common Stock, par value $0.0001, and one-half of one warrant. Each whole warrant entitles the holder thereof to purchase one share of Class A Common Stock at a price of $11.50 per share, subject to certain adjustments.

Concurrently with the completion of Software Acquisition Group’s IPO, the Sponsor purchased an aggregate of 4,740,000 warrants at a price of $1.00 per warrant, or $4,740,000 in the aggregate. The purchase price of the private placement warrants was added to the net proceeds of Software Acquisition Group’s IPO and placed in the Trust Account such that the Trust Account held $149,500,000 at the time of closing of Software Acquisition Group’s IPO. Each whole private placement warrant entitles the holder thereof to purchase one share of Class A Common Stock at a price of $11.50 per share, subject to certain adjustments.

Fair Market Value of Target Business

The NASDAQ rules require that the initial business combination must occur with one or more operating businesses or assets with a fair market value equal to at least 80% of the net assets held in the Trust Account (net of amounts disbursed to management for working capital purposes and excluding the amount of any deferred underwriting discount held in trust) at the time of it signing a definitive agreement in connection with an initial business combination. Software Acquisition Group’s board of directors determined that this test was met in connection with the proposed business combination with CuriosityStream as described in the section titled “The Merger” in this proxy statement.

Stockholder Approval of Merger and Redemptions

Under Software Acquisition Group’s charter, in connection with any proposed business combination, Software Acquisition Group is required to seek stockholder approval of a business combination at a meeting called for such purpose. Pursuant to the terms of this transaction as described in the section titled “Special Meeting of Stockholders” in this proxy statement, Software Acquisition Group is seeking stockholder approval at a meeting called for such purpose at which public stockholders may seek to redeem their public shares for cash, regardless of whether they vote for or against the proposed business combination, subject to the limitations described in this proxy statement. Accordingly, in connection with the merger, the Software Acquisition Group public stockholders may seek to redeem their public shares for cash in accordance with the procedures set forth in this proxy statement.

Software Acquisition Group will complete the merger only if the holders of a majority of the votes cast by holders of its common stock, voting together as a single class at a meeting at which there is a quorum, vote in favor of the merger. A majority of the voting power of the issued and outstanding Software Acquisition Group common stock entitled to vote at the Special Meeting must be present, online or represented by proxy, at the Special Meeting to constitute a quorum in order to conduct business. The holders of the Founder Shares, who currently own approximately 20% of the issued and outstanding shares of Software Acquisition Group common stock, will count towards this quorum.

Voting Restrictions in Connection with Stockholder Meeting

Pursuant to the terms of the Letter Agreement entered into with Software Acquisition Group, the Sponsor and Software Acquisition Group’s officers and directors have agreed to vote any Founder Shares held by them and any public shares purchased during or after Software Acquisition Group’s IPO in favor of an initial business combination. See “Other Agreements — Software Acquisition Group Letter Agreement” for more information. The Sponsor, Software Acquisition Group’s directors and officers and their permitted transferees own at least 20% of its outstanding common stock entitled to vote thereon. The quorum and voting thresholds at the Special Meeting, the Letter Agreement may make it more likely that Software Acquisition Group will consummate the merger. In addition, pursuant to the terms of the Letter Agreement, the Sponsor and Software Acquisition Group’s officers and directors have agreed to waive their redemption rights with respect to any Founder Shares and any public shares held by them in connection with the completion of a business combination.

Liquidation if No Initial Business Combination

The Sponsor and Software Acquisition Group’s officers and directors have agreed that Software Acquisition Group will have only have until May 22, 2021 to complete any initial business combination. If Software Acquisition Group is unable to complete an initial business combination before May 22, 2021, Software Acquisition Group will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Software Acquisition Group to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of its remaining stockholders and Software Acquisition Group’s board of directors, dissolve and liquidate, subject in each case to Software Acquisition Group’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to its warrants, which will expire worthless if Software Acquisition Group fails to complete an initial business combination within the eighteen (18) month time period.

Pursuant to the Letter Agreement, the Sponsor and Software Acquisition Group’s officers and directors have waived their rights to liquidating distributions from the Trust Account with respect to any Founder Shares held by them if Software Acquisition Group fails to complete an initial business combination by May 22, 2021. The Sponsor and Software Acquisition Group’s directors and officers will be entitled to liquidating distributions from the Trust Account with respect to any public shares acquired in the aftermarket if Software Acquisition Group fails to complete its initial business combination within the allotted time period.

Pursuant to the Letter Agreement, the Sponsor and Software Acquisition Group’s officers and directors have agreed that they will not propose any amendment to Software Acquisition Group’s existing charter that would affect the substance or timing of its obligation to redeem 100% of its public shares if Software Acquisition Group does not complete an initial business combination before May 22, 2021, unless Software Acquisition Group provides its public stockholders with the opportunity to redeem their public shares upon approval of any such amendment at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Software Acquisition Group to pay its taxes, divided by the number of then outstanding public shares. However, Software Acquisition Group may not redeem its public shares in an amount that would cause its net tangible assets to be less than $5,000,001 (so that it does not then become subject to the SEC’s “penny stock” rules).

Software Acquisition Group expects that all costs and expenses associated with implementing its plan of dissolution, as well as payments to any creditors, will be funded from amounts remaining out of the $803,596 of proceeds held outside the Trust Account, although Software Acquisition Group cannot assure you that there will be sufficient funds for such purpose. However, if those funds are not sufficient to cover the costs and expenses associated with implementing its plan of dissolution, to the extent that there is any interest accrued in the Trust Account not required to pay taxes, Software Acquisition Group may request the trustee to release to it an additional amount of up to $100,000 of such accrued interest to pay those costs and expenses.

If Software Acquisition Group were to expend all of the net proceeds of its IPO and the sale of the private placement warrants, other than the proceeds deposited in the Trust Account, and without taking into account interest, if any, earned on the Trust Account, the per share redemption amount received by stockholders upon Software Acquisition Group’s dissolution would be approximately $10.04. The proceeds deposited in the Trust Account could, however, become subject to the claims of Software Acquisition Group’s creditors which would have higher priority than the claims of its public stockholders. Software Acquisition Group cannot assure you that the actual per share redemption amount received by stockholders will not be substantially less than $10.04. While Software Acquisition Group intends to pay such amounts, if any, it cannot assure you that it will have funds sufficient to pay or provide for all creditors’ claims.

Although Software Acquisition Group seeks to have all third-parties, service providers (other than its independent auditors), prospective target businesses or other entities with which it does business execute agreements with it waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account for the benefit of its public stockholders, there is no guarantee that they will execute such agreements or even if they execute or have executed such agreements that they would be prevented from bringing claims against the Trust Account including but not limited to fraudulent inducement, breach of fiduciary responsibility or other similar claims, as well as claims challenging the enforceability of the waiver, in each case in order to gain an advantage with respect to a claim against its assets, including the funds held in the Trust Account. If any third-party refuses to execute an agreement waiving such claims to the monies held in the Trust Account, Software Acquisition Group’s management performs an analysis of the alternatives available to it and only enters into an agreement with a third-party that has not executed a waiver if management believes that such third-party’s engagement would be significantly more beneficial to Software Acquisition Group than any alternative. Examples of possible instances where Software Acquisition Group may engage a third-party that refuses to execute a waiver include the engagement of a third-party consultant whose particular expertise or skills are believed by management to be significantly superior to those of other consultants that would agree to execute a waiver or in cases where management is unable to find a service provider willing to execute a waiver. Marcum LLP, Software Acquisition Group’s independent registered public accounting firm, and the underwriter of the offering will not execute agreements with us waiving such claims to the monies held in the Trust Account.

In addition, there is no guarantee that such entities will agree to waive any claims they may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with Software Acquisition Group and will not seek recourse against the Trust Account for any reason. The Sponsor has agreed that it will be liable to Software Acquisition Group, jointly and severally, if and to the extent any claims by a third-party (other than Software Acquisition Group’s independent auditors) for services rendered or products sold to Software Acquisition Group, or a prospective target business with which Software Acquisition Group has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to fund Software Acquisition Group’s working capital requirements, subject to pay its taxes, except as to any claims by a third-party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under its indemnity of the underwriters of Software Acquisition Group’s IPO against certain liabilities, including liabilities under the Securities Act. In the event that an executed waiver is deemed to be unenforceable against a third-party, then the Sponsor will not be responsible to the extent of any liability for such third-party claims. Software Acquisition Group has not independently verified whether the Sponsor has sufficient funds to satisfy their indemnity obligations and believes that the Sponsor’s only assets are securities of its company and, therefore, its Sponsor may not be able to satisfy those obligations. None of Software Acquisition Group’s other officers will indemnify Software Acquisition Group for claims by third-parties including, without limitation, claims by vendors and prospective target businesses.

In the event that the proceeds in the Trust Account are reduced below (i) $10.00 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, due to reductions in value of the trust assets, in each case net of the interest which may be withdrawn to fund Software Acquisition Group’s working capital requirements, subject to pay its taxes, and the Sponsor asserts that it is unable to satisfy its indemnification obligations or that it has no indemnification obligations related to a particular claim, Software Acquisition Group’s independent directors would determine whether to take legal action against its Sponsor to enforce their indemnification obligations. While Software Acquisition Group currently expects that its independent directors would take legal action on its behalf against the Sponsor to enforce their indemnification obligations to

Software Acquisition Group, it is possible that its independent directors in exercising their business judgment may choose not to do so in any particular instance. Accordingly, Software Acquisition Group cannot assure you that due to claims of creditors the actual value of the per share redemption price will not be substantially less than $10.00 per share.

Software Acquisition Group will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all third-parties, service providers (other than its independent auditors), prospective target businesses or other entities with which Software Acquisition Group does business execute agreements with it waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account. The Sponsor will also not be liable as to any claims under the indemnity of the underwriters of Software Acquisition Group’s IPO against certain liabilities, including liabilities under the Securities Act. Software Acquisition Group will have access to up to $803,596 of the proceeds held outside the Trust Account, with which to pay any such potential claims (including costs and expenses incurred in connection with its liquidation, currently estimated to be no more than approximately $100,000). In the event that Software Acquisition Group liquidates and it is subsequently determined that the reserve for claims and liabilities is insufficient, stockholders who received funds from Software Acquisition Group’s Trust Account could be liable for claims made by creditors. If Software Acquisition Group files a bankruptcy petition or an involuntary bankruptcy petition is filed against it and the petition is not dismissed, the proceeds held in the Trust Account could be subject to applicable bankruptcy law, and may be included in the bankruptcy estate and subject to the claims of third-parties with priority over the claims of Software Acquisition Group’s stockholders. To the extent any bankruptcy claims deplete the Trust Account, Software Acquisition Group cannot assure you it will be able to return $10.00 per share to its public stockholders. Additionally, if the bankruptcy petition is not dismissed, any distributions received by stockholders could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy court could seek to recover from Software Acquisition Group’s stockholders some or all amounts received. Furthermore, Software Acquisition Group’s board may be viewed as having breached its fiduciary duty to Software Acquisition Group’s creditors and/or may have acted in bad faith, and thereby exposing itself and Software Acquisition Group to claims of punitive damages, by paying public stockholders from the Trust Account prior to addressing the claims of creditors. Software Acquisition Group cannot assure you that claims will not be brought against Software Acquisition Group for these reasons.

Software Acquisition Group’s public stockholders will be entitled to receive funds from the Trust Account only upon the earlier to occur of: (i) the completion of the initial business combination; (ii) the redemption of any public shares properly tendered in connection with a stockholder vote to amend any provisions of Software Acquisition Group’s charter (A) to modify the substance or timing of Software Acquisition Group’s obligation to offer redemption rights in connection with any proposed initial business combination or to redeem 100% of Software Acquisition Group’s public shares if it does not complete the initial business combination by May 22, 2021 or (B) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity; and (iii) the redemption of all of Software Acquisition Group’s public shares if it is unable to complete the initial business combination by May 22, 2021, subject to applicable law. In no other circumstances will a stockholder have any right or interest of any kind to or in the Trust Account. In connection with the merger, a stockholder’s vote in connection with the initial business combination alone will not result in a stockholder’s redeeming its shares of Software Acquisition Group for an applicable pro rata share of the Trust Account. Such stockholder must have also exercised its redemption rights.

Facilities

Software Acquisition Group currently maintains its executive offices at 1980 Festival Plaza Drive, Ste. 300 Las Vegas, Nevada 89135. Software Acquisition Group considers its current office space adequate for its current operations. Software Acquisition Group entered into an agreement with the Sponsor, pursuant to which it pays a total of $10,000 per month for office space and related support services.

Employees

Software Acquisition Group currently has two officers and does not intend to have any full-time employees prior to the completion of the initial business combination. Members of Software Acquisition Group’s management team are not obligated to devote any specific number of hours to its matters but they intend to devote as much of their time as they deem necessary to Software Acquisition Group’s affairs until Software Acquisition Group has completed its initial business combination.

Periodic Reporting and Financial Information

Software Acquisition Group’s units, Class A Common Stock and warrants are registered under the Exchange Act and Software Acquisition Group has reporting obligations, including the requirement that it file annual, quarterly and current reports with the SEC. In accordance with the requirements of the Exchange Act, Software Acquisition Group’s annual reports contain financial statements audited and reported on by its independent registered public accounting firm.

Legal Proceedings

There is no material litigation, arbitration or governmental proceeding currently pending against Software Acquisition Group or any members of its management team in their capacity as such other than as otherwise disclosed in this proxy statement.

MANAGEMENT OF SOFTWARE ACQUISITION GROUP

Directors and Executive Officers

The below lists Software Acquisition Group’s officers and directors as of June 30, 2020. Concurrently with the consummation of the merger, Software Acquisition Group’s officers and directors, other than Mr. Jonathan Huberman and Mr. Mike Nikzad (each of whom will be a director of New CuriosityStream following the merger) will resign from their respective positions at Software Acquisition Group.

Name	Age	Title
Jonathan S. Huberman	54	Chairman, Chief Executive Officer, and Chief Financial Officer
Mike Nikzad	56	Vice President of Acquisitions and Director
Andrew K. Nikou	43	Director
C. Matthew Olton	54	Director
Stephanie Davis	56	Director
Steven Guggenheimer	55	Director
Dr. Peter H. Diamandis	59	Director

Jonathan S. Huberman has served as Software Acquisition Group’s Chairman, Chief Executive Officer and Chief Financial Officer since inception. He has over 25 years of high-tech business leadership experience. From 2017 to 2019 Mr. Huberman was Chief Executive Officer of Ooyala, a provider of media workflow automation, delivery and monetization solutions, which he and Mike Nikzad, Software Acquisition Group’s Vice President of Acquisitions and a director, acquired from Telstra in 2018. Together with Mr. Nikzad, Mr. Huberman turned around an underperforming company and sold Ooyala’s three core business units to Invidi Technologies, Brightcove (NASDAQ: BCOV) and Dalet (EPA: DLT), major players in the same sector. Previously, Mr. Huberman served as the Chief Executive Officer of Syncplicity, a SaaS enterprise data management company, which he sourced and acquired from EMC and engineered an exit to Axway (EPA: AXW). Prior to this, from 2013 to 2015, Mr. Huberman was the Chief Executive Officer of Tiburon, an enterprise software company serving the public safety sector which he sold to Tritech Systems, and before that he was the Chief Executive Officer at Iomega Corporation (NYSE: IOM), a consumer and distributed enterprise storage solutions provider. After Iomega was acquired by EMC Corporation in 2008, Mr. Huberman served as President of the Consumer and Small Business Division of EMC. In addition to his experience leading turnarounds and exits at five technology companies, Mr. Huberman spent nine years as an investor for the Bass Family interests where he led investments in private and public companies. He also had senior roles leading the operations of the technology investments of the Gores Group and Skyview Capital. In the last five years he has served as a director of Aculon, Inc., a privately held provider of easy-to-apply nanotech surface-modification technologies, as well as Venture Corporation Limited (SGX: V03) a high-tech design and manufacture firm based in Singapore. Mr. Huberman holds a Bachelor of Arts in Computer Science from Princeton University and an MBA from The Wharton School at the University of Pennsylvania. Mr. Huberman is well qualified to serve on Software Acquisition Group’s board due to his extensive operational, management and investment experience in the software and technology industries.

Mike Nikzad has served as Software Acquisition Group’s Vice President of Acquisitions since inception and as one of Software Acquisition Group’s directors since November 2019. He has over two decades of business leadership experience in software, technology and consumer electronics companies, where he has worked on numerous corporate turnarounds and exits. Mr. Nikzad was President and Chief Operating Officer at Ooyala from 2017 until its sale in 2019. Prior to Ooyala, in the last five years Mr. Nikzad has held C-suite positions and led company operations at Syncplicity, a SaaS enterprise data management company and NewNet Communication Technologies, a telecommunications company, as well as serving as an Operating Partner at SilverStream Capital. Prior to this, he also held management and executive positions in EMC Corp’s (NYSE: EMC) Consumer and Small Business division and at Iomega Corporation, a consumer and distributed enterprise storage solutions provider. Mr. Nikzad has a Bachelor of Science degree in Mechanical Engineering from Utah State University and has completed the Stanford GSB Strategic Marketing Management Program. He is well qualified to serve on Software Acquisition Group’s board due to his extensive operational and management experience in the software and telecommunications industries.

Andrew K. Nikou has served as one of Software Acquisition Group’s directors since November 2019. He is the Founder and Chief Executive Officer of OpenGate, a global private equity firm specializing in the acquisition and operation of businesses to create new value through operational improvements, innovation and growth. To date, OpenGate, through its legacy and fund investments, has executed more than 30 acquisitions including corporate carve-outs, management buy-outs, special situations and transactions with private sellers across North America and Europe. As of March 29, 2019, OpenGate Capital Management, LLC (the firm’s registered investment advisor) managed approximately $802 million in client assets on a discretionary basis. Prior to this, from 2001 to 2004, Mr. Nikou worked in business development for Platinum Equity, where he established their European Business Development operations in Paris, France. Of the nearly 20 pre-fund investments made by affiliates of OpenGate, a few were in distressed entities that subsequently filed for bankruptcy. Mr. Nikou has been named as a defendant in certain adversarial proceedings related to such bankruptcy cases alleging various claims, which Mr. Nikou vigorously disputes, believes to be meritless, and is aggressively contesting. Mr. Nikou holds a Bachelor of Science in Finance from the Marshall School of Business at the University of Southern California. He is well qualified to serve on Software Acquisition Group’s board due to his extensive private equity, investment and business development experience.

C. Matthew Olton has served as one of Software Acquisition Group’s directors since November 2019. He has been Senior Vice President, Strategy and Corporate Development at Tenable Holdings, Inc. (NASDAQ: TENB), a cyber-exposure protection provider, since August 2019. Prior to this, he was Senior Vice President, Corporate Development and Ventures, at Symantec Corporation (NASDAQ: SYMC). In this role, Mr. Olton oversaw Symantec’s global mergers and acquisitions activity and managed Symantec’s corporate venture investments. Prior to joining Symantec, he was Senior Vice President, Corporate Development at Dell Technologies Capital from 2016 to 2018, and was responsible for global mergers and acquisitions and related activity for the family of companies that comprises Dell Technologies including Dell, Dell EMC, RSA, Secureworks, Virtustream and Boomi. Prior to Dell Technologies Capital, Mr. Olton was Senior Vice President of Corporate Development at EMC Corporation from 2006 to 2016. Mr. Olton started his career as an M&A attorney at Skadden, Arps, Slate, Meagher & Flom. He has a Bachelor of Arts from Wesleyan University, a J.D. from Boston University School of Law and an MBA from Northeastern University. He is well qualified to serve on Software Acquisition Group’s board due to his extensive investment and management experience in the software industry.

Stephanie Davis has served as one of Software Acquisition Group’s directors since November 2019 and has, since 2017, served as a Senior Client Partner at Korn Ferry where she leads the Private Equity/Technology practice in North America and is a member of the CEO & Board practices and the Global Technology Practice. She is an expert in executive talent and leadership and has spent over two decades working with Chief Executive Officers to build their leadership capabilities and teams. Ms. Davis works extensively with both public and private company board of directors on succession and board recruitment. She is a frequent speaker on board governance and women in the boardroom. Since 2019, Ms. Davis has been a member of the board of directors of the biopharmaceutical company, Athenex (NASDAQ: ATNX). Prior to joining Korn Ferry in 2017, Ms. Davis spent 17 years at Spencer Stuart where she was a member of the CEO & Board Practice. During her tenure at Spencer Smart, she co-founded the Business/ Technology Services practice, led the Software practice, and managed global private equity relationships. Ms. Davis has a Bachelor of Science in Engineering from Princeton University and an MBA from Harvard Business School. She is well qualified to serve on Software Acquisition Group’s board due to her extensive consulting and private and public company board experience.

Steven Guggenheimer has served as one of Software Acquisition Group’s directors since November 2019 and has, since 2018, served as Corporate Vice President of Microsoft Corporation (NASDAQ: MSFT) responsible for Microsoft’s artificial intelligence business as well as the engagement with its independent software vendor partners. Over his 26 years at Microsoft, Mr. Guggenheimer has held leadership roles in strategically important areas including close to a decade helping to build Microsoft’s hardware and software ecosystem as the head of Developer Evangelism (DX) and the OEM division from 2008 to 2018. He has also worked on the product teams for Microsoft’s Application Platform, Windows, IE, MSN, SQL Server, Visual Studio and more. Mr. Guggenheimer received a Bachelor’s degree in Applied Physics from the University of California, Davis, and a Master’s Degree in Engineering Management from Stanford University. He is well qualified to serve on Software Acquisition Group’s board due to his extensive operational and management experience in the software industry.

Peter H. Diamandis, MD has served as one of Software Acquisition Group’s directors since November 2019 and is the Founder and Executive Chairman of the XPRIZE Foundation, a non-profit foundation that has designed and operated large-scale incentive competitions since 1996. He is also the Executive Founder of Singularity University, a graduate-level Silicon Valley institution founded in 2008 that counsels the world’s leaders on exponentially growing technologies. He is the Vice Chairman and co-Founder of Human Longevity, Inc., a company focused on extending the human lifespan, since 2014 and the Vice Chairman and co-Founder of Celularity Inc., a commercial-stage cell therapeutics company delivering allogenic cellular therapies engineered from the postpartum human placenta. As an entrepreneur, Dr. Diamandis has started over 20 companies in the areas of longevity, space, venture capital and education. Dr. Diamandis also co-founded BOLD Capital Partners, a venture fund investing in exponential technologies, in 2015, and is a New York Times Bestselling author. He earned degrees in Molecular Engineering and Aerospace Engineering from MIT and holds an M.D. from Harvard Medical School. He is well qualified to serve on Software Acquisition Group’s board due to his extensive operational and management experience in the technology industry.

Executive Compensation and Director Compensation

The following disclosure concerns the compensation of Software Acquisition Group’s executive officers and directors for the fiscal year ended December 31, 2019 (i.e., pre-business combination) and other interests Software Acquisition Group’s executive officers and directors have in Class B ordinary shares.

None of Software Acquisition Group’s executive officers or directors have received any cash compensation for services rendered to Software Acquisition Group. Since the consummation of Software Acquisition Group’s initial public offering and until the earlier of the consummation of the initial business combination and Software Acquisition Group’s liquidation, Software Acquisition Group will reimburse the Sponsor for office space, secretarial and administrative services provided to us in an amount not to exceed $10,000 per month. In addition, Software Acquisition Group’s sponsor, executive officers and directors, or any of their respective affiliates are being reimbursed for any out-of-pocket expenses incurred in connection with activities conducted on Software Acquisition Group’s behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Software Acquisition Group’s audit committee reviews all payments that Software Acquisition Group made to the Sponsor, executive officers or directors, or their affiliates on a quarterly basis. Any such payments prior to an initial business combination are made using funds held outside the Trust Account. Other than quarterly audit committee review of such reimbursements, Software Acquisition Group does not have any additional controls in place for governing reimbursement payments to its directors and executive officers for their out-of-pocket expenses incurred on behalf of Software Acquisition Group and in connection with identifying and consummating an initial business combination. Other than these payments and reimbursements, no compensation of any kind, including finder’s and consulting fees, is paid by Software Acquisition Group to the Sponsor, executive officers and directors, or any of their respective affiliates, prior to completion of the initial business combination.

After the completion of the initial business combination, directors or members of its management team who remain with Software Acquisition Group may be paid consulting or management fees from CuriosityStream. For more information on combined company executive compensation, see “Management of CuriosityStream after the Merger — Executive Compensation.” All of these fees will be fully disclosed to shareholders, to the extent then known, in the proxy solicitation materials or tender offer materials furnished to Software Acquisition Group’s shareholders in connection with a proposed business combination. Software Acquisition Group has not established any limit on the amount of such fees that may be paid by CuriosityStream to Software Acquisition Group’s directors or members of management. It is unlikely the amount of such compensation will be known at the time of the proposed business combination, because the directors of the post-combination business will be responsible for determining executive officer and director compensation. Any compensation to be paid to Software Acquisition Group’s executive officers will be determined, or recommended to the board of directors for determination, by a compensation committee constituted solely of independent directors or a majority of the independent directors on Software Acquisition Group’s board of directors.

Software Acquisition Group does not intend to take any action to ensure that members of its management team maintain their positions with Software Acquisition Group after the consummation of the initial business combination, although it is possible that some or all of Software Acquisition Group’s executive officers and directors may negotiate employment or consulting arrangements to remain with Software Acquisition Group after the initial business combination. The existence or terms of any such employment or consulting arrangements made between Software Acquisition Group and any existing officers or directors to retain their positions may influence our motivations as it relates to identifying or selecting a target business but Software Acquisition Group does not believe that the ability of Software Acquisition Group’s management to remain with us after the consummation of the initial business combination will be a determining factor in the decision to proceed with any potential business combination. Software Acquisition Group are not party to any agreements with Software Acquisition Group’s executive officers and directors that provide for benefits upon termination of employment.

SELECTED HISTORICAL FINANCIAL INFORMATION OF SOFTWARE ACQUISITION GROUP

The following table sets forth selected historical financial information derived from Software Acquisition Group’s (i) unaudited financial statements included elsewhere in this proxy statement for and as of the six months ended June 30, 2020 and (ii) audited financial statements for and as of the year ended December 31, 2019. You should read the following summary financial information in conjunction with the section entitled “Software Acquisition Group’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and Software Acquisition Group’s financial statements and related notes appearing elsewhere in this proxy statement.

We have neither engaged in any operations nor generated any revenue to date. Our only activities from inception through June 30, 2020 were organizational activities and those necessary to complete our initial public offering and identifying a target company for a business combination. We do not expect to generate any operating revenue until after the completion of the merger.

	For the six months ended June 30, 2020	For the period from May 9, 2019 (inception) through December 31, 2019
	(unaudited)
Statements of Operations Data:
Operating and formation costs	$(413,335)	$(210,617)
Interest income	545,593	219,910
Income before provision for income taxes	132,258	9,293
Provision for income taxes	(27,774)	(1,952)
Net (loss) income	$104,484	$7,341
Weighted average shares outstanding of Common Stock	4,657,375	3,535,964
Basic and diluted net income (loss) per share	$(0.06)	$(0.02)
Cash Flow Data:
Net cash used in operating activities	(439,114)	(158,869)
Net cash used in investing activities	181,858	(149,500,000)
Net cash provided by financing activities	—	150,752,277
	June 30, 2020	December 31, 2019
	(unaudited)
Balance Sheet Data (end of period):
Cash	$836,152	$1,093,408
Marketable securities held in Trust Account	150,083,645	149,719,910
Total assets	151,024,200	150,941,451
Class A common stock subject to possible redemption, 14,015,735 and 14,044,440 shares at redemption value at June 30, 2020 and December 31, 2019, respectively	140,631,601	140,527,112
Class A Common Stock, 0.0001 par value; 100,000,000 shares authorized; 934,265 and 905,560 issued and outstanding (excluding 14,015,735 and 14,044,440 shares subject to possible redemption) at June 30, 2020 and December 31, 2019, respectively	93	91
Class B Common Stock, $0.0001 par value; 10,000,000 shares authorized; 3,737,500 shares issued and outstanding at June 30, 2020 and December 31, 2019, respectively	374	374
Total liabilities	5,392,598	5,414,333
Total stockholders’ equity	5,000,001	5,000,006

SOFTWARE ACQUISITION GROUP’S MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and analysis of Software Acquisition Group’s financial condition and results of operations should be read in conjunction with Software Acquisition Group’s financial statements and the notes thereto contained elsewhere in this proxy statement. Certain information contained in the discussion, including, but not limited to, those described under the heading “Risk Factors” and analysis set forth below includes forward looking statements that involves risks and uncertainties. References in this section to “we,” “us,” “our,” and “the Company” are intended to mean the business and operations of Software Acquisition Group.

Overview

We are a blank check company formed under the laws of the State of Delaware on May 9, 2019 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination. Our sponsor is Software Acquisition Holdings LLC and our Class A Common Stock is listed on the NASDAQ under the symbol “SAQN.” Additionally, our warrants are listed on the NASDAQ under the symbol “SAQNW” and our units are listed on the NASDAQ under the symbol “SAQNU.”

On November 22, 2019, we consummated our IPO of 14,950,000 units, which includes the full exercise by the underwriters of their over-allotment option in the amount of 1,950,000 units held at a price of $10.00 per Unit, generating gross proceeds of $149,500,000. Simultaneously with the closing of the IPO, we consummated the sale of 4,740,000 Private Placement Warrants to our Sponsor at a price of $1.00 per Private Placement Warrant, generating gross proceeds of $4,740,000.

Following the IPO and the sale of the Private Placement Warrants, a total of $149,500,000 was placed in the Trust Account. We incurred $8,745,223 in transaction costs, consisting of $2,990,000 of underwriting fees, $5,232,500 of deferred underwriting fees and $522,723 of other offering costs.

Results of Operations

We have neither engaged in any operations nor generated any revenues to date. Our only activities from May 9, 2019 (inception) through June 30, 2020 were organizational activities, those necessary to prepare for the IPO, described below, and identifying a target company for a business combination. We do not expect to generate any operating revenues until after the completion of the merger. We generate non-operating income in the form of interest income on marketable securities held after the IPO. We incur expenses as a result of being a public company (for legal, financial reporting, accounting and auditing compliance), as well as for due diligence expenses.

For the period from May 9, 2019 (inception) through December 31, 2019, we had net income of $7,341, which consists of interest income on marketable securities held in the Trust Account of $219,910, offset by operating costs of $210,617 and a provision for income taxes of $1,952.

For the three months ended June 30, 2020, we had a net loss of $88,607, which consists of operating costs of $174,812, offset by interest income on marketable securities held in the Trust Account of $62,651 and an income tax benefit of $23,554.

For the six months ended June 30, 2020, we had net income of $104,484, which consists of interest income on marketable securities held in the Trust Account of $545,593, offset by operating costs of $413,335 and a provision for income taxes of $27,774.

For the period from May 9, 2019 (inception) through June 30, 2019, we had net loss of $2,211, which consists of formation and operating costs.

Off-Balance Sheet Arrangements

We did not have any off-balance sheet arrangements as of June 30, 2020.

Going Concern

For the period from May 9, 2019 (inception) through December 31, 2019, cash used in operating activities was $158,869. Net income of $7,341 was offset by interest earned on marketable securities held in the Trust Account of $219,910. Changes in operating assets and liabilities provided $53,700 of cash from operating activities.

As indicated in the accompanying unaudited condensed financial statements, at June 30, 2020, we had marketable securities held in the Trust Account of $150,083,645 (including approximately $584,000 of interest income earned from investments in a money market fund that invests primarily in U.S. treasury bills with a maturity of one-hundred and eighty (180) days or less). Interest income on the balance in the Trust Account may be used by us to pay taxes. Through June 30, 2020, we withdrew $181,858 of interest earned on the Trust Account to pay for our franchise taxes. We intend to use substantially all of the funds held in the Trust Account, including any amounts representing interest earned on the Trust Account (less income taxes payable and deferred underwriting commissions), to complete the merger. To the extent that our capital stock or debt is used, in whole or in part, as consideration to complete the merger, the remaining proceeds held in the Trust Account will be used as working capital to finance the operations of the target business or businesses, make other acquisitions and pursue our growth strategies.

Through June 30, 2020, we had $836,152 of cash held outside of the Trust Account. We intend to use the funds held outside the Trust Account primarily to identify and evaluate target businesses, perform business due diligence on prospective target businesses, travel to and from the offices, plants or similar locations of prospective target businesses or their representatives or owners, review corporate documents and material agreements of prospective target businesses, and structure, negotiate and complete a Business Combination.

We do not believe we will need to raise additional funds in order to meet the expenditures required for operating our business. However, if our estimate of the costs of completing the merger are less than the actual amount necessary to do so, we may have insufficient funds available to operate our business prior to the closing of the merger. Moreover, we may need to obtain additional financing either to complete the merger or because we become obligated to redeem a significant number of our public shares upon consummation of the merger, in which case we may issue additional securities or incur debt in connection with the merger. Subject to compliance with applicable securities laws, we would only complete such financing simultaneously with the completion of a business combination. If we are unable to complete a business combination because we do not have sufficient funds available to us, we will be forced to cease operations and liquidate the Trust Account. In addition, following the merger, if cash on hand is insufficient, we may need to obtain additional financing in order to meet our obligations.

JOBS Act

On April 5, 2012, the JOBS Act was signed into law. The JOBS Act contains provisions that, among other things, relax certain reporting requirements for qualifying public companies. We qualify as an “emerging growth company” and under the JOBS Act are allowed to comply with new or revised accounting pronouncements based on the effective date for private (not publicly traded) companies. We are electing to delay the adoption of new or revised accounting standards, and as a result, we may not comply with new or revised accounting standards on the relevant dates on which adoption of such standards is required for non-emerging growth companies. As such, our financial statements may not be comparable to companies that comply with public company effective dates.

Contractual Obligations

We do not have any long-term debt, capital lease obligations, operating lease obligations or long-term liabilities, other than an agreement to pay an affiliate of the Sponsor a monthly fee of $10,000 for office space, utilities and secretarial and administrative support. We began incurring these fees on November 19, 2019 and will continue to incur these fees monthly until the earlier of the completion of a business combination and the our liquidation.

The underwriters are entitled to deferred fee of three and half percent (3.50%) of the gross proceeds of the IPO, or $5,232,500. The deferred fee will become payable to the underwriter from the amounts held in the Trust Account solely in the event that we complete a business combination, subject to the terms of the underwriting agreement.

Critical Accounting Policies

The preparation of financial statements and related disclosures in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and income and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified the following critical accounting policies:

Common stock subject to possible redemption

We account for common stock subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Common stock subject to mandatory redemption is classified as a liability instrument and is measured at fair value. Conditionally redeemable common stock (including common stock that features redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. Our common stock features certain redemption rights that are considered to be outside of our control and subject to occurrence of uncertain future events. Accordingly, common stock subject to possible redemption is presented at redemption value as temporary equity, outside of the stockholders’ equity section of our balance sheet.

Net loss per common share

We apply the two-class method in calculating earnings per share. Common stock subject to possible redemption which is not currently redeemable and is not redeemable at fair value, has been excluded from the calculation of basic net loss per common share since such shares, if redeemed, only participate in their pro rata share of the Trust Account earnings. Our net income is adjusted for the portion of income that is attributable to common stock subject to possible redemption, as these shares only participate in the earnings of the Trust Account and not our income or losses.

Recent accounting standards

Management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on our financial statements.

Related Party Transactions

Promissory Note

On June 25, 2019, our Sponsor agreed to loan us an aggregate of up to $300,000 to cover expenses related to the IPO pursuant to a promissory note (the “Note”). The Note was non-interest bearing and payable on the earlier of December 31, 2019 or the completion of the IPO. The borrowings outstanding under the Note of $235,540 were repaid upon the consummation of the IPO on November 22, 2019.

Related Party Loans

In order to fund working capital deficiencies or finance transaction costs in connection with the merger, our Sponsor, or certain of our officers and directors or their affiliates may, but are not obligated to, loan us funds as may be required. Upon completion of the merger, we will repay such loaned amounts. In the event that the merger does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from our Trust Account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into warrants identical to the Private Placement Warrants, at a price of $1.00 per warrant at the option of the lender.

Administrative Support Agreement

We entered into an agreement whereby, commencing on November 19, 2019 through the earlier of our consummation of a business combination and our liquidation, we will pay the Sponsor a total of $10,000 per month for office space, utilities and secretarial and administrative support. For the six months ended June 30, 2020, we incurred $90,000 in fees for these services, of which $75,000 and $15,000 is included in accrued expenses in the accompanying condensed balance sheets as of June 30, 2020 and December 31, 2019, respectively.

Quantitative and Qualitative Disclosures About Market Risk

As of June 30, 2020, we were not subject to any market or interest rate risk. Following the consummation of our IPO, the net proceeds of our IPO, including amounts in the Trust Account, have been invested in U.S. government treasury bills, notes or bonds with a maturity of one-hundred and eighty (180) days or less or in certain money market funds that invest solely in U.S. treasuries. Due to the short-term nature of these investments, we believe there will be no associated material exposure to interest rate risk.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT OF SOFTWARE ACQUISITION GROUP

The following table and accompanying footnotes set forth information with respect to the beneficial ownership of Class A Common Stock and Class B Common Stock, as of September 21, 2020, the Special Meeting record date, for (1) each person known by Software Acquisition Group to be the beneficial owner of more than 5% of Software Acquisition Group’s outstanding common stock, (2) each member of Software Acquisition Group’s board of directors that beneficially owns Software Acquisition Group common stock, (3) each of Software Acquisition Group’s named executive officers that beneficially owns Software Acquisition Group common stock and (4) all of the members of Software Acquisition Group’s board of directors and Software Acquisition Group’s executive officers as a group. As of September 21, 2020, Software Acquisition Group had approximately 14,950,000 shares of Class A Common Stock outstanding, owned by one (1) holder of record, and 3,737,500 shares of Class B Common Stock outstanding, owned by one holder of record.

The number of shares and the percentages of beneficial ownership below are based on the number of shares of Software Acquisition Group common stock issued and outstanding as of September 21, 2020. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of such person, Software Acquisition Group deemed to be outstanding all shares of common stock subject to options held by the person that are currently exercisable or exercisable within sixty (60) days of September 21, 2020. Software Acquisition Group did not deem such shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC. A person is a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power,” which includes the power to dispose of or to direct the disposition of the security or has the right to acquire such powers within sixty (60) days.

Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned common stock.

	Class A Common Stock		Class B Common Stock
Name of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Class	Number of Shares Beneficially Owned(2)	Percentage of Class
Principal Stockholders:
Software Acquisition Holdings LLC(1)	—	—	3,737,500	100%
Weiss Asset Management LP(4)	800,200	5.35%	—	—
Polar Asset Management Partners Inc.(5)	800,200	5.35%	—	—
Kepos Capital LP(6)	844,515	5.65%	—	—
Directors and Named Executive Officers:
Jonathan Huberman(1)	—	—	3,737,500	100%
Mike Nikzad(1)	—	—	3,737,500	100%
Andrew K. Nikou(1)	—	—	3,737,500	100%
C. Matthew Olton(3)	—	—	—	—
Stephanie Davis(3)	—	—	—	—
Steven Guggenheimer(3)	—	—	—	—
Dr. Peter H. Diamandis(3)	—	—	—	—
Directors and Executive Officers as a group (7 individuals)

____________

(1)      The Sponsor is the record holder of these shares. Jonathan Huberman, Software Acquisition Group’s Chief Executive Officer, Chief Financial Officer and Chairman of Software Acquisition Group’s board, Mike Nikzad a member of Software Acquisition Group’s board, and AKN Investments II, LLC are the managing members of the Sponsor. Andrew K. Nikou, a member of Software Acquisition Group’s board, is the managing member and President of AKN Investments II, LLC. As such, each may be deemed to have or share voting and dispositive power of the Class B Common Stock held directly by the Sponsor. Each such entity or person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(2)      Such shares are convertible into shares of Class A Common Stock on a one-for-one basis, subject to adjustment.

(3)      Each of these individuals holds an interest in the Sponsor. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(4)      Pursuant to a Schedule 13G filed by Weiss Asset Management LP with the SEC on February 14, 2020, Weiss Asset Management is the sole investment manager to a private investment partnership (the “Partnership”) and a private investment fund (“Fund”). WAM GP is the sole general partner of Weiss Asset Management. Andrew Weiss is the managing member of WAM GP. Shares reported for WAM GP, Andrew Weiss, and Weiss Asset Management include shares beneficially owned by the Partnership and the Fund. The principle business address for each of these entities and individuals is 222 Berkeley St., 16th Floor Boston, Massachusetts 02116.

(5)      Pursuant to a Schedule 13G filed by Polar Asset Management Partners Inc. (“Polar”) with the SEC on February 12, 2020, Polar is the investment advisor to Polar Multi-Strategy Master Fund, which directly owns the shares of Class A Common Stock. The business address for the entities named herein is 401 Bay Street., Suite 900, PO Box 19, Toronto, Ontario M5H 2Y4, Canada.

(6)      Pursuant to a Schedule 13G filed by Kepos Capital LP (“Kepos Capital”), Kepos Capital is the investment adviser to certain funds and accounts who directly hold the shares of Class A Common Stock reported herein. Mark Carhart is the managing member of Kepos Capital GP LLC, the general partner of Kepos Capital. The principal business address of each of the entities and individuals named herein is 11 Times Square, 35th Floor, New York, New York 10036.

INFORMATION ABOUT CURIOSITYSTREAM

References in this section to “we,” “our,” “us,” the “Company,” or “CuriosityStream” generally refer to CuriosityStream Inc.

Overview

Created by John Hendricks, founder of the Discovery Channel and former Chairman of Discovery Communications, CuriosityStream is a media and entertainment company that offers premium video programming across the principal categories of factual entertainment, including science, history, society, nature, lifestyle and technology. Our mission is to provide premium factual entertainment that informs, enchants and inspires. We are meeting demand for high-quality factual entertainment via subscription video on-demand (“SVoD”) platforms, as well as via bundled content licenses for SVoD and linear offerings, partner bulk sales, brand partnerships and content sales. We are well-positioned for growth as a digital-native video platform monetizing content across this broad revenue stack.

CuriosityStream is experiencing rapid organic growth, with year-over-year revenue increasing approximately 92% in 2019 and forecasted to increase by more than 100% in 2020. Over the same period, our subscriber base has grown significantly, from approximately 1 million at the end of 2018 to more than 11 million in 2019. Through the rapid expansion of our library of high-quality titles and by exploiting multiple channels to monetize our programming, we believe that CuriosityStream has achieved global leadership in factual content streaming, ideally positioned to capitalize on favorable ongoing industry trends to create value for our shareholders and other stakeholders.

Our award-winning content library features more than 3,000 nonfiction episodes, including more than 1,000 original, commissioned or co-produced documentaries, of short-form, mid-form and long-form duration. Our films are produced, co-produced or commissioned by us, or licensed through one of our content partnerships, such as with the BBC in the U.K., NHK in Japan, ZED in France and Terra Mater in Austria. Our programs are hosted by and feature scientists, experts and celebrities such as Stephen Hawking, Sir David Attenborough and Sigourney Weaver. Our programs have received three Emmy® nominations, including an Emmy® Award win for Stephen Hawking’s Favorite Places. Other than historical footage or classic documentaries, every title on our platform is available on-demand and in high definition or 4K quality.

Our content is available directly through our O&O Service and mobile applications developed for iOS and Android operating systems (“App Services,” and, together with O&O Service, “Direct Service” or “Direct Business”). Our App Services enable access to CuriosityStream on almost every major consumer device, including streaming media players like Roku, Apple TV and Amazon Fire TV, all major smart TV brands (e.g., LG, Vizio, Samsung, Sony) and gaming consoles like Xbox. In addition, we have affiliate agreement relationships with, and our service is available directly from, MVPDs that include Comcast, Cox, Dish and NCTC and vMVPDs and digital distributors that include Amazon Prime Video Channels, Roku Channels, Sling TV and YouTube TV (collectively, “Partner Direct Service” or “Partner Direct Business”).

Our Direct Service is available in more than 175 countries to any household with a broadband connection for $2.99 per month or $19.99 dollars per year for high definition resolution, or $9.99 per month or $69.99 per year for service in 4K. A great majority of Direct Service subscribers select annual subscription plans, which, along with our elimination of a free trial on most platforms, has reduced churn and facilitates our ability to learn and serve consumer preferences. The MVPD, vMVPD and digital distributor partners making up our Partner Direct Business pay us a revenue share or license fee for sales to individuals who subscribe to CuriosityStream via the partners’ respective platforms.

The technology associated with our Direct Business is designed to facilitate a consistent user experience across the different interface platforms and operating system applications. We provide value for both our users and ourselves through our analytics algorithm and data collection system. Leveraging our database of anonymized user preferences, ratings and behavior, we are constantly refining our content recommendation engine to suggest and serve content.

In addition to our Partner Direct Services and Businesses, we have affiliate relationships with MVPDs, broadband and wireless companies in the US and international territories (“Bundled MVPD Partners”) to whom we can offer a broad scope of rights, including 24/7 “linear” channels, our on-demand content library, mobile rights and pricing and packaging flexibility, in exchange for an annual fixed fee or fee per subscriber as part of a multi-year agreement (“Bundled MVPD Business”). The Bundled MVPD Business offers us the advantages of long-cycle and recurring revenue and the potential to access hundreds of millions of paying subscribers globally. As a young and digital-native company, we are not laden with some of the overhead costs nor over-dependent on lines of business that may hamper the growth of legacy media companies. We are consequently able to offer Bundled MVPD Partners more attractive rates than well-known conglomerates, meeting the Bundled MVPD Partners’ need to cut costs in their business without losing quantity or quality of factual content. We currently have 20 Bundled MVPD Partner agreements in 83 countries, with subtitling or dubbing in four languages in addition to English.

Between our Direct, Partner Direct and Bundled MVPD Businesses, as of June 30, 2020, we had approximately 13 million total paying subscribers.

Our Corporate & Education business to date has been comprised primarily of selling subscriptions in bulk to companies and organizations that in turn offer these subscriptions to their employees and members as an employment benefit or “gift of curiosity.” As a family-friendly and enriching service, we are well-positioned among media companies to continue to build our roster of bulk sales customers in this model. We see an even bigger opportunity with corporations and associations, however, via multi-year integrated partnerships where we create and distribute content in support of these partners’ corporate and social responsibility (“CSR”) and membership initiatives.

An evolving area of opportunity is in Sponsorships & Advertising. We expect to launch traditional spot advertising on one or more of our linear television networks by year end 2020. These 30 and 60 second commercials are expected to deliver an increasing level of predictable and reliable revenue for the Company. An even greater opportunity exists in developing integrated digital brand partnerships (“Sponsorship & Advertising Business”). These sponsorship campaigns will offer blue chip brands the chance to be associated with CuriosityStream content in a variety of forms, including short and long form program integration, branded social media promotional videos, broadcast advertising spots, and digital display ads. We believe the impressions accumulated in these multi-faceted campaigns would roll up to verifiable metrics for the clients.

The fifth line of business in our revenue stack is program sales (“Program Sales Business”). We believe that the focus and priority of most entertainment media companies is on scripted content, so some of those companies need a reliable and efficient source for factual content. CuriosityStream has the opportunity to provide a turnkey, financially attractive “factual solution” to meet this business demand. We are able to sell to certain media companies a collection of our existing titles in a traditional program sales deal. We are also able to sell selected rights (such as in territories or on platforms that are lower priority for us) to content we create before we even begin production. This latter model reduces risk in our content development decisions and creates program sales revenue.

The most basic functional structure of our company thrives due to the collaboration of (1) our content team, which works with more than 100 production companies and distributors across the world to create and acquire programming, (2) our legal and finance team, which structure and formalize agreements, (3) our creative services and content operations team, which develops all of the marketing materials, metadata and other assets associated with a piece of content, and (4) our content operations and technology team, which then delivers our content and services to all manner of devices and streaming platforms for our Direct, Partner Direct, Bundled MVPD and other businesses.

Our revenue was $18.0 million and $19.5 million for the year ended December 31, 2019 and the six months ended June 30, 2020, respectively. Our net loss was $(42.5) million and $(16.3) million for the year ended December 31, 2019 and the six months ended June 30, 2020, respectively.

Our Competitive Strengths

We believe our business will be driven by the following competitive strengths:

We have multiple revenue streams to support our future growth.    Each of CuriosityStream’s five distinct, complementary and growing lines of revenue monetizing content (Direct and Partner Direct, Bundled MVPD, Corporate and Education, Sponsorship & Advertising, and Program Sales) has the potential to become a large business in and of itself. Their existence in a diversified revenue stack increases the benefits of each by de-risking investment in content and overhead, protects against periodic turns in any one area, and enables us to be nimble in exploiting unexpected opportunities through the reach of relationships and partnerships throughout media and around the world.

We are pioneers of fact-based entertainment in the high-growth SVoD market.    Digital TV Research predicts that global SVoD subscribers will reach 1.161 billion by 2025, double the 519 million recorded subscribers at the end of 2019. As a “digital native” business, where our initial focus was SVoD, legacy revenue streams are not a drag or barrier to avenues of growth. In addition, unlike Netflix, Amazon Prime and Hulu, which focus primarily on developing and acquiring fictional entertainment, we are well-positioned to be the most flexible provider of on-demand, premium factual entertainment in the SVoD space. Moreover, where most basic ad-supported cable networks have neglected the production of high-quality factual content in favor of reality television programs, we have a pipeline dedicated exclusively to fact-based entertainment. We believe our focus on quality and our ability to curate this type of content has produced a documentary library that is superior to and more accessible for consumers than that of potential competitors who are not exclusively focused on this category.

Our management team, with decades of individual and collective experience, has learned how to efficiently create and monetize factual content.    We were founded by industry pioneer, John Hendricks, the founder and former Chairman of Discovery Communications, who launched Discovery Channel in 1985 and expanded that company to more than 220 countries and 2.5 billion cumulative subscribers across channels, generating $5.5 billion in annual revenue by the time he stepped down in 2014. John selected Clint Stinchcomb, a media executive with more than 25 years’ experience launching networks and developing and monetizing content — including as the key executive who launched Discovery’s digital networks — to serve as CuriosityStream’s Chief Executive Officer. John and Clint have in turn built a seasoned team including a Chief Financial Officer, Chief Operating Officer & General Counsel, Chief Product Officer, and Chief Revenue Officer, who reflect broad and deep experience across traditional as well as new generation media companies across all functional areas. We believe that our executives’ collective knowledge of the industry, key industry relationships, strategic vision and access to the best content creators and distributors, provides us with key competitive advantages.

The broad, universal appeal of factual content provides strategic advantages.    We believe the subject matter of factual content generally has a longer shelf-life than fictional genres. We believe factual content transcends geographical boundaries and can be understood and enjoyed across cultures and languages. In addition, from an operational perspective, as compared to scripted content, nonfiction programming lends itself more easily to localization techniques such as subtitling, dubbing and voiceover. Factual entertainment is also consumed by a broad age demographic and can be shared across generations.

We have a potential distribution reach of hundreds of millions of households via 30+ distribution partners and are platform and delivery-method agnostic.    We are available worldwide through our SVoD O&O Service, App Services and distribution affiliates. Viewers can access our online platform directly on smart TVs and mobile devices. Additionally, we are available through traditional MVPDs such as Altice in the U.S., Multichoice across Africa, and StarHub in Singapore, reaching viewers through both SVoD and linear distribution channels.

Our technology platform enables personalization and discovery.    We are developing a large and diversified data set which provides us with significant insight into content consumption and user behavior. This ever-evolving data set allows us to analyze, understand and track watching habits and trends in content viewership. From this data, we are able to make data-driven strategic decisions on content production and recommendations to viewers. Leveraging our database of anonymized user preferences, ratings and behavior, we have designed a content recommendation engine that suggests content using behavioral analytics and similar watch histories from other users. Similarly, we are also able to use viewer preferences and usage trends to inform content licensing and acquisition choices. We believe this technology will help drive user engagement and contribute to growth.

Our Growth Strategies

We believe we are strategically positioned to grow our revenues through expanding our subscriber base and broadening our business customer network by:

Developing more original landmark content.    We intend to create new content and partner with leading content production houses to continue to improve and broaden our library of factual entertainment content. We are poised to produce additional landmark original programming, following our Emmy® award-winning commission Steven Hawking’s Favorite Places and our Emmy® and BAFTA-nominated co-production of David Attenborough’s Light on Earth. For example, we will premiere mid-form biographies featuring interviews by Leonardo DiCaprio in late 2020 and a sweeping natural history series from the renowned factual producer Terra Mater in 2021 and 2022. We leverage our growing database of viewership data to help determine engaging content topics and maximize production value in our content pipeline. We believe premium original and exclusive content garners critical acclaim and press, and attracts and retains subscribers.

Expanding bundled distribution, especially in international and wireless markets.    Global markets constitute a significant growth avenue for us. Currently about 70% of our O&O subscribers are based in the U.S. Our content has only begun to be localized (subtitling or dubbing in four languages for the parts of our library where rights are available) and there has been limited marketing outside the U.S. to date. We intend to continue to seek partnerships with strong platforms in international territories. For example, using our StarHub deal in Singapore as a model for other countries, especially in Asia, we are seeking bundling opportunities for license fees on a per subscriber basis. Also, as demonstrated with StarHub and Multichoice in Africa, we are positioned to exploit opportunities where legacy linear channel providers face renewal, providing a lower cost, higher quality alternative to these distribution partners. We also plan to seek partnerships with device makers where they have market share or advantages in a given territory. Expansion into international markets is expected to be a critical driver of subscriber growth.

Building Corporate and Education Business.    Our Corporate & Education business has been successful in selling subscriptions in bulk to companies, organizations, schools, universities and libraries. We are now poised to exploit a bigger opportunity with organizations, corporations and associations through multi-year multi-faceted partnerships where we create and distribute content in support of these partners’ CSR and membership initiatives. Corporations and organizations often have existing content with no distribution channel and they often have need for new content to serve their mission. We can offer a turnkey solution or a menu of choices, such as content creation or co-production, access for a partner’s members to selected content via our platform, or even a customized co-branded streaming platform. Our mission and style of content is relatively well-suited among media companies to capitalize on the opportunity with corporations, organizations and associations.

Launching Brand Partnerships Business.    The Sponsorships & Advertising Business constitutes a significant untapped area for us. By year end 2020, we expect to have launched spot advertising on at least one of our linear television networks. Traditional advertising provides stable and predictable revenue. Building on this advertising business with more complex integrated brand campaigns will enable us to leverage our distribution and marketing channels to amplify our partners’ messages and increase their reach, which in turn will create a more valuable Sponsorship & Advertising Business for us.

Developing Program Sales Business.    CuriosityStream has already done a significant program sales deal in providing factual content for the launch of a major SVoD program service in the US. This deal provided one template for our offering a “factual solution” to meet the needs of a business partner. We have also modeled a line of business to sell selected rights to content we create in advance of production, thus reducing risk in our content development decisions while delivering revenue.

Continually enhancing our platform in order to retain and attract users.    We intend to increase growth of our O&O platform by continuously improving our user experience, increasing the depth and breadth of our content offering, and enhancing our streaming platform. We plan to continue to attract users with a compelling streaming value proposition that allows users to access the largest collection of nonfiction programming through user-friendly search and discovery tools and a simple user interface.

Our Market Opportunity

Broadcast television at its infancy limited audience control over watchable content to scheduled programming. Satellite-delivered cable channels emerged in the 1970s that provided wider audiences with consumer accessibility and category-focused content providers entered the market in the 1980s. By the end of the 20th century, television grew in popularity and proliferated as digital video technologies developed rapidly. Netflix pioneered the new age of television in 2007, giving consumers the ability to watch any movie they wanted, when they wanted, for a lower monthly subscription price than that of traditional cable. By advancing television services to streaming videos online, SVoD services were born.

The adoption of television and video streaming has disrupted the traditional linear television distribution industry, creating new options for consumers and new economic opportunities for content publishers and advertisers. Many consumers are shifting to SVoD platforms. According to Digital TV Research SVoD subscriptions are predicted to reach nearly 65% of global television households by 2025, up from 31% in 2019. Although traditional live television still represents the majority of hours viewed by consumers, the launch of vMVPD services by traditional television operators has increased cord-cutting by consumers. eMarketer predicts that by 2022, nearly 21% of US households will cut the cord from traditional TV, up from 15% currently. The number of traditional pay television subscribers continues to decline as consumers increasingly favor a streaming experience.

We believe these consumer and market trends are creating significant tailwinds for the digital content streaming market and actionable opportunities for a company with our diversified revenue model:

Favorable and shifting consumer behavior trends.    Today’s consumer values the ability to watch what they want, when they want, on the device of their choosing. There is demand for premium-quality content, as opposed to low-quality and low-cost content that we believe is often characteristic of ad-driven cable television today. Consumers desire both short-form (<15 minutes) and long-form (>15 minutes) content. Consumers increasingly prefer content without commercial interruption and have demonstrated a willingness to pay for this convenience, as evidenced by Amazon Prime Video, HBO Max, Disney+ and Netflix subscriptions. Cable and satellite distributors have traditionally offered consumers bundled pricing packages, but many now perceive these bundled packages as excessive following the growing availability of premium-quality content by SVoD services.

The reach of and demand for SVoD services are increasing through improved accessibility and strengthening networks worldwide.    With more than half the world’s population now connected to the internet and nearly one billion global smartphone users with streaming capabilities, the SVoD market is still young and poised for tremendous growth. Today, some 760 operator networks around the globe support 4G capability and are increasingly offering streaming services in packages to their subscribers. This strengthening distribution network offers us the opportunity to tap into a broadening base of global streaming consumers through multi-year partnerships with network operators.

SVoD customer growth is accelerating.    Leading streaming platforms and media conglomerates have increased their original content spend to help drive consumers to their services. According to analysis from Variety Intelligence Platform, media companies spent nearly $121 billion on original content in 2019, largely driven by SVoD providers such as Amazon, Netflix and Disney Plus. Meanwhile, there has been significant publicity of Emmy® Awards and other accolades of SVoD providers, with Netflix again far surpassing HBO for the most Emmy® Award nominations this year.

Fortune 500 Corporations have significant CSR initiatives and Professional and Trade Associations actively seek strategic partnerships to deliver on their mandates and grow their membership rolls.    According to Harvard Business Review, Fortune Global 500 firms spend approximately $20 billion annually on CSR activities as of June 2019, up significantly from historical levels. These CSR initiatives produce social and economic benefits, as well as serve to attract and motivate employees. Our content can be supplemented, and our platform can be leveraged to serve these CSR objectives. Similarly, some of the nearly 63,000 trade and professional associations in the US will seek the expertise of a media company to help create and distribute content in the service of their missions and membership. We believe these factors will continue to drive demand for business to business relationships to produce, supplement and reach members with worthwhile content.

Companies will spend more than $40 billion next year in content partnerships with platforms who can integrate and amplify their messaging.    With the rapid rise in consumer preference towards streaming content, brands are rapidly shifting their advertising budgets towards video platforms. According to eMarketer, nearly $36 billion will be spent in the US alone in digital video advertising and about $8 billion on connected TV platforms in 2020. This creates an opportunity to leverage impressions earned across these desirable platforms and aggregate them with other assets to create valuable integrated sponsorship and advertising partnerships with leading brands.

Our Company

Corporate History & Structure

CuriosityStream LLC, our predecessor, was formed in the State of Delaware by John Hendricks, founder of the Discovery Channel and former chairman of Discovery Communications, in June 2008. CuriosityStream officially launched its subscription service to U.S. based customers in March 2015 and to international customers in September 2015. In October 2018, we completed a statutory corporate conversion pursuant to which CuriosityStream LLC was converted into a Delaware corporation and renamed CuriosityStream Inc. (our “corporate reorganization”). In connection with our corporate reorganization, each membership interest of CuriosityStream LLC was converted into shares of common stock of CuriosityStream Inc.

In November 2018, we completed a private placement of 14,557,000 shares of our Series A Convertible Preferred Stock (“Series A Offering”). Prior to the completion of the Series A Offering, our sole stockholder was Hendricks Factual Media LLC, an entity controlled by John Hendricks. In connection with the Series A Offering, (i) each share of our common stock issued and outstanding immediately prior to the Series A Offering was converted into a share of our Class B common stock and (ii) we effected a 20,000-for-one forward stock split of our Class B common stock.

Immediately prior to the merger, our issued and outstanding shares of Series A Convertible Preferred Stock will automatically convert into an aggregate of approximately 17.6 million shares of our Class A common stock pursuant to their terms.

Competition

We compete for the time and attention of our users across different forms of media, including traditional broadcast, cable, satellite and internet-delivered video, other providers of SVoD services (Amazon Prime Video, Hulu, Netflix), other providers of in-home and mobile entertainment such as radio, music streaming services, and social media and networking websites. Many consumers maintain simultaneous relationships with multiple in-home entertainment providers and can easily shift spending from one provider to another.

We compete to attract, engage, and retain users with other content providers based on a number of factors, including the user experience, content range and quality, ease of use of our platform, price, accessibility, perceptions of advertising load, brand awareness and reputation.

Many of our competitors enjoy competitive advantages such as greater brand recognition, legacy operating histories and larger marketing and content budgets, as well as greater financial, technical, human and other resources. However, we currently face limited competition in the factual SVoD category.

Intellectual Property

Our success depends upon our ability to protect our technologies and intellectual property. To accomplish this, we rely on a combination of intellectual property rights, including trade secrets, copyrights and trademarks, as well as contractual restrictions. We have confidentiality and proprietary rights arrangements with our employees, consultants and business partners, and we control access to, and distribution of, our proprietary information.

Our registered trademarks in the United States include “Curiosity” and “CuriosityStream.”

We are the registrant of the internet domain name for our website, www.curiositystream.com, as well as others. We own rights to proprietary processes and trade secrets, including those underlying the CuriosityStream service.

In addition to the foregoing protections, we generally control access to, and use of, our proprietary software and other confidential information through the use of internal and external controls, including contractual protections with contractors, customers and partners. Our employees sign acknowledgements of our policies with respect to confidentiality and proprietary rights.

Government Regulation

As a company conducting business on the internet, we are subject to a number of foreign and domestic laws and regulations relating to information and network security, data protection, privacy, and governmental access to data, among other things. Many of these laws and regulations are still evolving and could be interpreted, updated, or new laws passed in ways that could harm our business. In the area of information and network security and data protection, the laws in the U.S., EU, and other jurisdictions globally can require specified actions to maintain the confidentiality, integrity and availability of networks and data. Notwithstanding any activities to secure networks and data, security for networks and data cannot be guaranteed. Cyber incidents can and do happen. Additionally, laws in many U.S. states require companies to implement specific information security controls to protect certain types of personally identifiable information. Credit card networks may also require us to employ certain security and privacy controls, and failure to comply with these obligations may lead to significant liabilities. Likewise, U.S. states, the EU, China, and other jurisdictions have laws in place requiring companies to notify users, regulators, and sometimes law enforcement if there is a security breach that compromises certain categories of information including personal information and personally identifiable information. Any failure on our part to comply with these laws, obligations, or regulations may subject us to significant liabilities.

We may also be subject to U.S. federal and state, EU and other foreign laws regarding privacy, the collection of the data of minors, and the privacy of customer data. Our privacy policy and terms of use describe our practices concerning the use, transmission and disclosure of customer information and are posted on our website. Any failure to comply with our posted privacy policy or privacy-related laws, obligations, or regulations globally could result in proceedings against us by governmental authorities, individuals, or others, which could harm our business. Further, any failure by us to adequately protect the privacy or security of our customers’ information could result in a loss of confidence in our service among existing and potential customers, and ultimately, in a loss of customers and advertisers, which could adversely affect our business.

Privacy Policy

We collect and use certain types of information from our customers in accordance with the privacy policy that is posted on our website. We collect personally identifiable information directly from customers when they register to use our service and sign up to receive email newsletters. We may also obtain information about our customers from other customers and third parties. Our policy is to use the collected information to customize and personalize advertising and content for customers and to enhance the customer experience when using our service.

We also use automated data collection technology, such as tracking cookies, to collect non-personally identifiable information in order to help us track customer interactions with our service. Third-party advertisers and service partners may also use tracking technologies in order to collect non-personally identifiable information regarding use of our platforms.

We have implemented commercially reasonable physical and electronic security measures to protect against the loss, misuse, and alteration of personally identifiable information. No security measures are perfect or impenetrable, and we may be unable to anticipate or prevent unauthorized access to our customers’ personally identifiable information.

Property and Equipment

Our principal operational offices are located in Silver Spring, Maryland under a lease for approximately 15,500 square feet of office space, expiring April 2027, pursuant to which we pay approximately $45,000 per month. We consider our current office space adequate for our current operation.

Our computing needs are primarily serviced from our cloud infrastructure provided by Amazon Web Services. We retain backup copies of our content on our own data center infrastructure. The backup sites enable additional fault tolerance and will support our continued growth.

Employees

In 2019 and 2018, we had 47 and 39 total, full-time employees on average, respectively. As of June 30, 2020, we had approximately 50 full-time employees. Our employees are not covered by a collective bargaining agreement, and we consider our relations with our employees to be good.

Legal Proceedings

From time to time, we may become involved in legal proceedings arising in the ordinary course of our business. We are not presently a party to any legal proceedings that, if determined adversely to us, we believe would individually or in the aggregate have a material adverse effect on our business, results of operations, financial condition or cash flows.

MANAGEMENT OF CURIOSITYSTREAM

References in this section to “we,” “our,” “us,” the “Company,” or “CuriosityStream” generally refer to CuriosityStream Inc.

The following table sets forth, as of June 30, 2020, certain information regarding our directors, executive officers and key employees.

Name	Age	Position
Directors and Executive Officers
John Hendricks	68	Chairman of the Board and Chief Editorial Officer
Clint Stinchcomb	53	President and Chief Executive Officer, Director
Matthew Blank	70	Director
Elizabeth Hendricks	37	Director
Patrick Keeley	71	Director
Jason Eustace	50	Chief Financial Officer and Treasurer
Tia Cudahy	56	Chief Operating Officer, General Counsel and Secretary
Devin Emery	30	Head of Growth
Key Employees
Rob Burk	52	Head of Content
Bakori Davis	49	Managing Director and Head of International
Bill Goodwyn	59	Chief Revenue Officer & EVP Business Development & Partnerships
Damone Jones	39	SVP, Corporate and Education Partnerships

Set forth below is a description of the backgrounds of our executive officers and directors.

John Hendricks is the founder of the Company, served as the manager of our predecessor, CuriosityStream LLC, and has served as the Chairman of the board of directors since September 2018 and as our Chief Editorial Officer since October 2018. Prior to serving as the Chairman of the board of directors, Mr. Hendricks served as the chairman of Discovery Communications, the global media parent company of Discovery Channel, Animal Planet, TLC and Science, among many other television networks and ancillary businesses and brands, from inception to May 2014. Mr. Hendricks launched Discovery Channel in 1985 as the first cable network in the United States designed to provide high-quality documentary programming enabling people to explore their world and satisfy their curiosity. Mr. Hendricks holds a Bachelor of Arts degree in History and an Honorary Doctorate from the University of Alabama, Huntsville.

Mr. Hendricks has considerable knowledge of our industry and key industry relationships, along with access to capital and esteemed content creators and distributors. For these reasons, we believe Mr. Hendricks is qualified to serve as a director.

Clint Stinchcomb is the President and Chief Executive Officer of the Company and has served in this role since June 2018. Mr. Stinchcomb also serves as a member of our board of directors, and has held such position since October 2018. Prior to serving as the President and Chief Executive Officer, Mr. Stinchcomb served as the Company’s Chief Distribution Officer from May 2017 to June 2018, and as the Chief Executive Officer and co-founder of Poker Central from March 2014 to October 2016. Mr. Stinchcomb has also served as the Founder and Managing Partner of Worldwide Media Group since September 2009. Prior to February 2009, Mr. Stinchcomb served as the Executive Vice President and General Manager of Discovery Communications’ Emerging Television Networks and as the Senior Vice President of Discovery’s New Media Operations and HDTV. Mr. Stinchcomb holds a Bachelor of Arts degree in History from Dartmouth College.

Mr. Stinchcomb has over 25 years of traditional and digital media experience and has played a critical role in the launches and successful growth of several television networks, content franchises and enthusiast brands. For these reasons, we believe Mr. Stinchcomb is qualified to serve as a director.

Matthew Blank serves as a member of our Board of Directors and has held such position since August 2020. Mr. Blank is an independent producer of theater productions. He recently served from January 1, 2018 to December 31, 2018 as an advisor to Showtime Networks Inc. (“Showtime”), a subsidiary of CBS Corporation (NYSE: CBS). Prior to that in 2016 and 2017, he served as Chairman of Showtime, and from 1995 through 2015 he served as Chief Executive Officer of Showtime. From 1993-1995 he was President and Chief Operating Officer of Showtime and from 1988-1992 he served as Executive Vice President of Marketing, Creative Services, and Public Affairs. Prior to his service at Showtime, Mr. Blank served for over 12 years in various roles at Home Box Office, Inc., a premium television network, leaving HBO as its Senior Vice President of Consumer Marketing. Mr. Blank served on the board of directors of Geeknet, Inc. from 2010 to 2015. Mr. Blank served on the board of the National Cable Television Association from 1994-2017 and is a member of the board of directors of The Madison Square Garden Company (NYSE: MSG) and Cumulus Media Inc. (NASDAQ: CMLS). He also currently serves as a member of the board of directors of The Cable Center and as a trustee of The Harlem Children’s Zone, The Manhattan Theater Club, as well as The Creative Coalition, and The Museum of the Moving Image.

Mr. Blank has extensive corporate management experience in the media industry, as evidenced by his senior management positions at Showtime and HBO, which will allow him to offer management and operational insight to our Board of Directors. In addition, this history and experience contributes to the Board through significant insight into a number of functional areas critical to CuriosityStream and allows him to bring a unique perspective to his service on the Board. For these reasons, we believe Mr. Blank is qualified to serve as a director.

Elizabeth Hendricks serves as a member of our board of directors, and has held such position since October 2018. Prior to serving on our Board of Directors, Ms. Hendricks served as President of Curiosity Studios, the in-house production function of the Company, from June 2018 to October 2018. Prior to serving as the President of Curiosity Studios, Ms. Hendricks served as the company’s President and Chief Executive Officer from August 2013 to June 2018 and served as Vice President of Hendricks Investment Holdings, LLC from December 2012 to August 2013. Ms. Hendricks has also served as a Vice President of Hendricks Investment Holdings, LLC from October 2018 through the present. Since 2006, Ms. Hendricks has served as Trustee of the John and Maureen Hendricks Charitable Foundation, a non-profit organization that has contributed over $35 million to a wide variety of causes, from basic social services to science research. Ms. Hendricks holds a Bachelor of Arts degree in History from Princeton University.

As the executive responsible for taking the Company from incubation to launch, we believe Ms. Hendricks is qualified to serve as a director.

Patrick Keeley serves as a member of our Board of Directors and has held such position since November 2018. Since May 2008, Mr. Keeley has been the Senior Managing Director of Investment Banking at Stifel, Nicolaus & Company, Incorporated, and since January 2017, Mr. Keeley has also served as Vice Chairman — Investment Banking of Stifel, Nicolaus & Company, Incorporated. Mr. Keeley served as the Co-Head of Investment Banking at Stifel, Nicolaus & Company, Incorporated from May 2008 to January 2017. Prior to joining Stifel, Nicolaus & Company, Incorporated, Mr. Keeley held various positions at Friedman, Billings & Ramsey, including Managing Director, Co-Head of Investment Banking and Executive Vice President. Prior to joining Friedman, Billings & Ramsey, Mr. Keeley was a partner at the law firm Fulbright & Jaworski where Mr. Keeley worked from 1977 to 1997. Mr. Keeley holds a Bachelor of Arts degree in Business Administration from Georgetown University and a Juris Doctor degree from Fordham University. Mr. Keeley was originally appointed to our board of directors pursuant to an agreement between us and Stifel, Nicolaus & Company, Incorporated.

Mr. Keeley has extensive insight, experience and expertise in finance. For this reason, we believe Mr. Keeley is qualified to serve as a director.

Jason Eustace is the Chief Financial Officer and Treasurer of the Company and has served in this role since February 2020. Prior to CuriosityStream, Mr. Eustace served as the Head of Finance for Bluemercury from April 2019 to February 2020, and prior to Blue Mercury, at Pet360 from November 2015 through January 2018. Mr. Eustace served at Discovery Communications US Networks from November 2007 through July 2015, where he was responsible for accounting, financial planning and analysis, budgeting, and strategic planning.

Tia Cudahy is the Chief Operating Officer, General Counsel and Secretary of the Company and has served as the Chief Operating Officer from October 2013 through January 2016 and again since June 2018 to the present, and as the General Counsel from inception through May 2015 and again since May 2017 to the present. Ms. Cudahy worked previously for National Public Radio and as a Deputy General Counsel for Discovery Communications. Ms. Cudahy

served as the Chief Strategy Officer from January 2016 to June 2018, and as Executive Vice President from inception to October 2013. Ms. Cudahy holds a Bachelor of Arts degree from Amherst College and a Juris Doctor degree from The University of Chicago Law School.

Devin Emery is the Head of Growth of the Company and has served in this role since November 2019. Mr. Emery is expected to assume the role of Chief Product Officer and EVP Content Strategy of CuriosityStream prior to the closing of the merger. From May 2017 until joining CuriosityStream in November 2019, Mr. Emery served as Vice President of Growth at Cheddar, where he architected the network into a leading post-cable digital and linear publisher reaching hundreds of millions of people monthly across platforms, resulting in a $200 million acquisition by Altice USA. From September 2015 to May 2017, Mr. Emery was on the launch team of the OTT video networks group at Endeavor leading strategy and audience development.

Set forth below is a description of the backgrounds of our key employees.

Rob Burk is the Head of Original Content of the Company and has served in this role since November 2019. Mr. Burk oversees CuriosityStream’s full slate of original programming, including originals, commissions, and co-productions. He started with the Company as an Executive Producer in August 2014, prior to launch of the streaming service. Before joining CuriosityStream, Mr. Burk was an award-winning executive producer, writer, and editor, with more than 20 years of experience developing, supervising, producing, writing and editing a wide range of series and specials for leading factual entertainment brands including Discovery Channel, National Geographic, Nat Geo Wild, Science Channel, Animal Planet and Travel Channel.

Bakori Davis is the Managing Director and Head of International of the Company and has served in this role since July 2020. As Managing Director and Head of International, Mr. Davis oversees all of CuriosityStream’s international commercial operations including channel distribution, ad sales, marketing, content licensing and the development of digital platforms. Prior to joining CuriosityStream in July 2020, Mr. Davis co-founded in September 2015, and was Partner and Managing Director of, Niche Media Global, providing global distribution services to pay TV channels and content owners. From July 2012 to August 2015, Mr. Davis served as Vice President of Commercial Operations at A+E Networks UK, where he oversaw the organization’s commercial functions including channel distribution, ad sales, business development and trade marketing. Before joining A+E Networks UK, Mr. Davis served as Vice President of Content Distribution at Viacom Media Networks from January 2005 to November 2012. Mr. Davis also previously worked for Discovery Networks and the National Cable Television Association (NCTA).

Bill Goodwyn is the Chief Revenue Officer & EVP Business Development & Partnerships of the Company and has served in this role since June 2020. As Chief Revenue Officer and EVP of Business Development & Partnerships, Mr. Goodwyn oversees revenue-generating strategy and execution worldwide for CuriosityStream. Mr. Goodwyn has served in numerous executive leadership roles in digital media, television, and digital education, including as a 30-year veteran of Discovery, Inc., where he led all sales, marketing and content distribution activity across Discovery’s U.S. content portfolio, encompassing digital media and more than 13 television networks. Mr. Goodwyn also currently holds the post of Vice Chairman of Discovery Education, the digital ed-tech platform which he led as President and CEO until July 2019. Mr. Goodwyn serves on the UNC Chancellor’s Philanthropic Council and is Vice Chairman of the UNC Media and Journalism School Board of Advisers. Mr. Goodwyn previously served on the boards of the Cable & Telecommunications Association for Marketing (CTAM), the T. Howard Foundation (diversity in media), the Alexander Youth Network, and the CTAM Educational Foundation.

Damone Jones is the SVP, Corporate and Education Partnerships of CuriosityStream and has served in this role since March 2020. As SVP of Corporate and Education Partnerships, Mr. Jones works with Fortune 500 companies, foundations, and institutions and organizations to connect the missions of those partners with CuriosityStream’s expanding reach. Before joining CuriosityStream in March 2020, Mr. Jones was with CBS Interactive from May 2019 to March 2020 where he served as Senior Director of Marketing Partnerships for the company’s high school sports outlet MaxPreps. Prior to CBS, Mr. Jones spent five years at Discovery Education as the Senior Director of Corporate Education Partnerships from September 2014 to May 2019.

Family Relationships

John Hendricks, chairman of our board of directors, is the father of Elizabeth Hendricks, a director of the Company. Other than this family relationship, there are no family relationships among our directors or executive officers.

Executive Compensation

The following disclosure concerns the total compensation of CuriosityStream’s named executive officers earned for the fiscal year ended December 31, 2019 (i.e., pre-business combination).

Name and Principal Position	Year	Salary ($)	Option Awards ($)(2)	Nonequity Incentive Plan Compensation ($)		All Other Compensation ($)(4)	Total ($)
Clint Stinchcomb,	2019	$390,000	$1,532,142	$390,000		$16,764	$1,962,549
President and Chief Executive Officer	2018	$257,083	$803,894	$299,719	(3)	$10,394	$1,273,384
Tia Cudahy,	2019	$331,666	$505,496	$116,000		$14,627	$977,785
Chief Operating Officer, General Counsel and Secretary	2018	$340,000	$344,526	$37,778		$11,794	$692,224
Colleen Slear,	2019	$331,666	$291,057	$116,000		$13,547	$760,267
Chief Financial Officer and Treasurer(1)	2018	$340,000	$275,621	$37,778		$11,794	$631,694
Devin Emery,	2019	$—	$113,340	$10,417		$7,990	$173,414
Head of Growth	2018	$—	$—	$—		$—	$—

____________

(1)      Colleen Slear served as the Chief Financial Officer and Treasurer of CuriosityStream from July 2014 until March 31, 2020; in connection with her departure from the company, the parties entered into a separation agreement pursuant to which CuriosityStream will provide her with severance benefits with an aggregate value of $145,000. Jason K. Eustace was hired in February 2020 as the Chief Financial Officer and Treasurer of CuriosityStream. The offer to Mr. Eustace included a base salary of $290,000, a signing bonus of $30,000 and an option award with a fair market value of $226,680.

(2)      The amounts reported in this column for fiscal 2019 reflect the grant date fair value of options granted in 2019 ($1.51), as well as the incremental fair value in connection with the 2019 modification of the previously granted stock options ($0.78), in each case, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718-Stock Compensation and using the assumptions contained in Note 9 — Stock Based Compensation in the CuriosityStream Inc. notes to financial statements included elsewhere in this proxy statement. For 2019, the grant date fair values of options granted to Clint Stinchcomb, Tia Cudahy, Colleen Slear and Devin Emery were $776,542, $316,596, $253,277, and $113,340, respectively. The incremental fair values in connection with the 2019 modification of the options previously granted to Clint Stinchcomb, Tia Cudahy and Colleen Slear were $755,600, $188,900, and $37,780, respectively.

(3)      This reflects the following elements of incentive compensation: $43,333 was awarded as a bonus for the achievement of annual revenue targets, and “success fees” equal to $256,386 awarded in closing, launching and the achievement of certain subscribership levels under specified distribution agreements as the Chief Distribution Officer.

(4)      Includes company contributions to the company 401(k) plan and payment of premiums for life insurance premiums (in the amount of $794 each year for each executive).

Compensation Arrangements

Hiring and retaining officers and other key employees has been critically important to ensuring continuity and stability in order to grow our business. In our evolving and competitive business environment, we must continually develop and refine our service while identifying and capitalizing on potential business opportunities. We recognize that our success is in large part dependent on our ability to attract and retain talented employees. Therefore, our executive compensation and benefits program is designed to attract, retain, and incentivize a highly talented and committed team of executive officers who share our vision and desire to work toward our goals. At the same time, as a private company, our ability to provide cash compensation was limited by the needs of the business.

Compensation Philosophy

Our executive compensation process reflects our stage of development as a company. Our initial compensation for newly hired executive officers generally reflects the outcome of a negotiated recruitment and hiring process in light of compensation with prior employers or other possible opportunities at the time of hiring. Therefore, some differences in compensation among our executive officers reflect the timing and circumstances of hiring. The board of directors determines compensation for our executive officers. The manager’s subjective analysis of appropriate payments, taking into account economic and business conditions, experience, internal pay equity and individual negotiations, has historically been the most important factor in setting compensation.

Primary Elements of Compensation

Base Salary.    As a private company, base salaries have been determined primarily based on the experience of the manager with hiring similarly situated executive officers, the manager’s view of appropriate fixed pay for our geographic location, and our desire to limit cash expenses while we built the business.

Annual Incentive Bonuses.    As a private company, we believe a cash bonus program allowed us to retain flexibility to conserve cash while rewarding results as we determined to be appropriate. The executive officers were eligible for cash bonuses tied to achievement of our 2019 revenue goals.

Success Fees.    Certain of our employees are eligible for “success fees” based on closing, launching and the achievement of certain subscribership levels under specified distribution agreements. In 2019, success fees were paid quarterly for milestones achieved during the previous quarter. Beginning in 2020, we implemented annual bonus plans tied to revenue goals for the same group of employees previously eligible for quarterly success fees.

Equity Awards.    In October 2018, we adopted our Stock Option Plan in order to provide for the grant of equity-based awards to our employees, non-employee directors, consultants and independent contractors.

Retirement and Other Benefits.    Our named executive officers and key employees are eligible to participate in our employee benefit plans provided for other employees. These benefits include a 401(k) plan, life insurance, group health insurance and short-and long-term disability insurance. We do not have a defined benefit retirement plan.

Compensation Plans

Clint Stinchcomb

CuriosityStream previously entered into a Compensation Plan with Clint Stinchcomb on October 11, 2018, which was subject to the successful completion of CuriosityStream’s private stock offering and which took effect on the day after the closing of the offering. Under this compensation plan, Mr. Stinchcomb’s annual base salary is $390,000. He is eligible for an annual cash bonus with a maximum bonus potential of 100% of base salary, subject to achievement of goals in the Company’s annual bonus plan and as agreed to by the Board of Directors of CuriosityStream each year. Mr. Stinchcomb’s compensation plan provided for the grant of options to purchase 980,000 shares of CuriosityStream equity, which we have described below.

In connection with the merger and effective as of the closing, CuriosityStream and Clint Stinchcomb have entered into an employment agreement under which he will serve as Chief Executive Officer of CuriosityStream after the closing for an initial term of four years, subject to automatic renewal for an additional one-year period. The employment agreement is described in “Management of CuriosityStream after the Merger,” which description is incorporated by reference herein.

Tia Cudahy

CuriosityStream entered into a compensation plan with Tia Cudahy on October 11, 2018, which was subject to the successful completion of CuriosityStream’s private stock offering and which took effect on the day after the closing of the offering. Under this compensation plan, Ms. Cudahy’s annual base salary was to be $340,000 and her annual cash bonus was to be a maximum amount of 30% of her base salary. In January 2019, the Company decided to pay Ms. Cudahy an annual base salary of $290,000 with the understanding Ms. Cudahy would be paid $50,000 through November 20, 2019 by Hendricks Investment Holdings, LLC (“HIH”), an Affiliate of HFM, for completion and transition of her duties for HIH, as well as an annual cash bonus with a maximum bonus potential of 40% of base salary, subject to achievement of goals in the Company’s annual bonus plan and as agreed to by the Board of Directors of CuriosityStream each year. Ms. Cudahy’s compensation plan provided for the grant of options to purchase 420,000 shares of CuriosityStream equity, which we have described below.

Material Terms of Stock Option Grants

Clint Stinchcomb

Clint Stinchcomb has received several grants of stock options issued under and subject to the terms and conditions of the CuriosityStream Inc. Stock Option Plan described below.

On October 16, 2018, the CuriosityStream board approved certain option grants, with a per share exercise price of $10.00 per share. These options were granted as of November 20, 2018. CuriosityStream performed a valuation that determined that the fair market value of CuriosityStream’s Class A common stock was $2.55 as of November 20, 2018, and that the options approved in October 2018 did not reflect the fair market value of the Class A common stock as of the November 20, 2018 grant date. The board approved the repricing to reflect the fair market value of the Class A common stock and approved a per share exercise price of these options of $2.55 (the “2019 Repricing”). Mr. Stinchcomb was, therefore, granted an option on November 20, 2018 to purchase 980,000 shares of Class A common stock of CuriosityStream with an exercise price of $2.55. The option vests over the first four anniversaries of the grant date, with 25% vesting on each anniversary (the third and fourth installments originally vested on the later of the third anniversary of the initial award date or the CuriosityStream achievement of $175 million in annual revenue and the later of the fourth anniversary of the initial award date or the CuriosityStream achievement of $225 million in annual revenue, respectively; these performance conditions were waived in the third quarter of 2020).

On January 30, 2019, Mr. Stinchcomb was granted an option to purchase 25,455 shares of CuriosityStream Class A common stock at an exercise price of $2.55. The options vest and become exercisable in four equal installments on each of the first four anniversaries of the grant date (January 30, 2020, January 30, 2021, January 30, 2022 and January 30, 2023), subject to Mr. Stinchcomb’s continued employment on the applicable vesting date. On August 2, 2019, Mr. Stinchcomb was granted an option to purchase 500,000 shares of CuriosityStream Class A common stock at an exercise price of $2.65. The options vest and become exercisable in four equal installments on each of the first four anniversaries of the grant date (August 2, 2020, August 2, 2021, August 2, 2022 and August 2, 2023), subject to Mr. Stinchcomb’s continued employment on the applicable vesting date.

Under these stock option grants, if Mr. Stinchcomb’s services with CuriosityStream are terminated other than for cause at any time during the six (6) month period after a “change in control” (as defined in therein), the stock options will immediately become fully vested and exercisable. Except as otherwise set forth in the option agreements, if Mr. Stinchcomb’s employment is terminated, the shares subject to option will be subject to CuriosityStream’s right to repurchase the shares at the fair market value of the shares on the date of repurchase. The stock options are subject to forfeiture if Mr. Stinchcomb violates the CuriosityStream standards of conduct.

Tia Cudahy

Tia Cudahy has received two grants of stock options issued under and subject to the terms and conditions of the CuriosityStream Inc. Stock Option Plan described below.

Ms. Cudahy was granted an option on November 20, 2018 to purchase 420,000 shares of Class A common stock of CuriosityStream with an exercise price of $2.55 due to the 2019 Repricing. The option vests over the first four anniversaries of the grant date, with 25% vesting on each anniversary (the third and fourth installments originally vested on the later of the third anniversary of the initial award date or the CuriosityStream achievement of $175 million in annual revenue and the later of the fourth anniversary of the initial award date or the CuriosityStream achievement of $225 million in annual revenue, respectively; these performance conditions were waived in the third quarter of 2020).

On August 2, 2019, Ms. Cudahy was granted an option to purchase 125,000 shares of CuriosityStream Class A common stock at an exercise price of $2.65. The options vest and become exercisable in four equal installments on each of the first four anniversaries of the grant date (August 2, 2020, August 2, 2021, August 2, 2022 and August 2, 2023), subject to Ms. Cudahy’s continued employment on the applicable vesting date.

Under these stock option grants, if Ms. Cudahy’s services with CuriosityStream are terminated other than for cause at any time during the six (6) month period after a “change in control” (as defined in therein), the stock options will immediately become fully vested and exercisable. Except as otherwise set forth in the option agreements, if Ms. Cudahy’s employment is terminated, the shares subject to option will be subject to CuriosityStream’s right to repurchase the shares at the fair market value of the shares on the date of repurchase. The stock options are subject to forfeiture if Ms. Cudahy violates the CuriosityStream standards of conduct.

Outstanding Equity Awards at Fiscal Year-End

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Clint Stinchcomb	245,000		735,000	(1)	$2.55	November 19, 2028
	—		25,455	(2)	$2.55	January 29, 2029
	—		500,000	(3)	$2.65	August 1, 2029
Tia Cudahy	105,000		315,000	(4)	$2.55	November 19, 2028
	—		125,000	(5)	$2.65	August 1, 2029
Colleen Slear	84,000	(6)	252,000	(7)	$2.55	November 19, 2028
	—		25,000	(8)	$2.65	August 1, 2029
Devin Emery	—		75,000	(9)	$2.65	November 10, 2029

____________

(1)      The remaining options vest based upon service and performance criteria.

(2)      6,364 options vested on January 30, 2020, and the remaining options vest in three equal installments on January 30, 2021, January 30, 2022 and January 30, 2023.

(3)      125,000 options vested on August 2, 2020, and the remaining options vest in three equal installments on August 2, 2021, August 2, 2022 and August 2, 2023.

(4)      The remaining options vest based upon service and performance criteria.

(5)      31,250 options vested on August 2, 2020, and the remaining options vest in three equal installments on August 2, 2021, August 2, 2022 and August 2, 2023.

(6)      The Board extended the exercise date on these options from three months following the holder’s departure from the company to December 31, 2020.

(7)      The remaining options did not vest prior to the holder’s departure from the company on March 31, 2020.

(8)      The remaining options did not vest prior to the holder’s departure from the company on March 31, 2020.

(9)      The options vest in four equal installments on November 11, 2020, November 11, 2021, November 11, 2022 and November 11, 2023.

CuriosityStream Inc. Stock Option Plan

CuriosityStream implemented the stock option plan to provide for the grant of equity-based awards to our employees, non-employee directors and consultants/advisors (the “Stock Option Plan”).

Authorized Shares.    The maximum aggregate number of shares that may be issued under the Stock Option Plan is 4,200,000 shares of our Class A common stock, plus any shares that become available upon forfeiture of outstanding awards. Shares used to pay the exercise price of an award or to satisfy tax withholding obligations related to an award, as well as shares issued in connection with awards that are assumed, converted or substituted pursuant to a merger or an acquisition, will become available for future grant under our Stock Option Plan.

Plan Administration.    The Stock Option Plan is administered by our board of directors, which has power to determine the terms of the awards, including, but not limited to, the recipients of the awards, the number of shares subject to each award and the vesting schedule and exercisability of the awards.

Stock Options.    The Stock Option Plan permits the grant of incentive stock options to employees and/or non-statutory stock options to employees, non-employee directors or consultants/advisors. The exercise price of stock options is no less than the fair market value of the stock. Each stock option agreement sets forth the vesting schedule of the options and the term of the options, which, in the case of incentive stock options, may not exceed 10 years. Payment of the exercise price may be made in cash or cash equivalents or other methods permitted under the plan or the stock option agreement. The extent to which a vested option may be exercisable following termination of service will be set forth in each stock option agreement.

Adjustments; Change in Control.    In the event of certain changes in our corporate structure, including a stock split, combination of shares, recapitalization, reclassification, merger or reorganization, the administrator will make appropriate adjustments to prevent diminution or enlargement of the benefits or potential benefits available under the Stock Option Plan, including adjusting the aggregate number of shares reserved for issuance under the Stock Option

Plan, shares subject to outstanding awards and exercise prices of outstanding stock options and stock appreciation rights. Our Stock Option Plan provides that, unless otherwise provided in individual award agreements, in the event of a merger or consolidation each outstanding award may be assumed or substituted for an equivalent award or cash. The treatment of the options outstanding under the Stock Option Plan in the merger is described below in “— Treatment of Stock Options in Transaction.”

Amendment or Termination.    Our board of directors has the authority to amend, suspend or terminate the Stock Option Plan provided such action does not materially impair the existing rights of any award recipient. Stockholder approval of amendments may be required to comply with applicable laws and regulations. Our Stock Option Plan will automatically terminate in 2028, unless we terminate it earlier. The Stock Option Plan will be terminated in connection with the merger.

Treatment of Stock Options in Transaction

Under the terms of the merger agreement, each CuriosityStream stock option, whether vested or unvested, that is outstanding and unexercised immediately prior to the effective time of the merger, will automatically be converted into the right to receive an option to purchase shares of Class A Common Stock of Software Acquisition Group (the “Software Acquisition Group Options”). The number of shares of Class A Common Stock (rounded down to the nearest whole share) that will be subject to the Software Acquisition Group Options will equal the product of (A) the number of shares of CuriosityStream common stock subject to CuriosityStream stock options immediately prior to the effective time of the merger and (B) the “Option Exchange Ratio.” The Software Acquisition Group Options will have an exercise price per share (rounded up the nearest whole cent) of Class A Common Stock equal to the quotient of (A) the exercise price per share of CuriosityStream common stock of such CuriosityStream stock option immediately prior to the effective time of the merger and (B) the “Option Exchange Ratio.” The “Option Exchange Ratio” is equal to (a)(x) the sum of (1) $302,098,500, plus or minus (2) an amount equal to the sum of estimated working capital and closing cash of CuriosityStream net of estimated indebtedness of CuriosityStream and amounts being escrowed for working capital adjustments to be performed post-closing and indemnification obligations of CuriosityStream, plus (3) amounts being escrowed for working capital adjustments to be performed post-closing, plus (4) amounts being escrowed for indemnification obligations of CuriosityStream, plus (5) the aggregate exercise price that would be payable by the CuriosityStream option holders upon the exercise of all CuriosityStream options outstanding immediately prior to the effective time of the merger, divided by, (y) the sum of (1) the aggregate number of shares of CuriosityStream common stock issued and outstanding as of the time of determination, plus (2) the aggregate number of shares of CuriosityStream common stock issuable upon conversion of the aggregate number of shares of preferred stock issued and outstanding as of such time, plus (3) the number of shares of CuriosityStream common stock issuable upon the exercise of all CuriosityStream stock options outstanding as of immediately prior to the effective time of the merger, divided by (b) the Reference Price. The Software Acquisition Group Options will be granted pursuant to the Omnibus Incentive Plan, but are otherwise subject to the same vesting and exercise terms and conditions as applied to the CuriosityStream stock options immediately prior to the effective date of the merger.

Pursuant to the terms of the merger agreement, if the employment of Tia Cudahy, Jason Eustace, Devin Emery or Andre Silva (each a “Listed Participant”) is terminated by Software Acquisition Group other than for “cause” (defined therein) or by the Listed Participant with “good reason” (defined therein), in each case during the two-year period following the effective date of the merger, then the Software Acquisition Group Options held by such Listed Participant as of immediately prior to the closing of the merger will automatically become fully vested and shall remain outstanding and exercisable until the earlier of (i) three (3) months after the effective date of the termination of such Listed Participant’s employment and (ii) the expiration of the term of the Software Acquisition Group Option.

CuriosityStream Inc. 401(k) Plan

We have established a tax-qualified Section 401(k) retirement savings plan for all employees who satisfy certain eligibility requirements. Under this plan, participants may elect to make pre-tax contributions to the plan of up to a certain portion of their current compensation, not to exceed the applicable statutory income tax limitation. We intend for the plan to qualify under Section 401(a) of the Code, such that contributions to the plan, and income earned on those contributions, are not taxable to participants until withdrawn from the plan.

Compensation of Directors

The following disclosure concerns the total compensation of CuriosityStream’s non-employee directors for the fiscal year ended December 31, 2019 (i.e., pre-business combination).

Name	Option Awards ($)	Total ($)
Patrick Keeley(1)	$38,137	$38,137
Richard Blum(2)	$38,137	$38,137

____________

(1)      Represents a grant of 25,455 options on January 30, 2019 with an exercise price of $2.55 per share. Mr. Keeley held 25,455 options as of December 31, 2019 with an exercise price of $2.55 per share.

(2)      Represents a grant of 25,455 options on January 30, 2019 with an exercise price of $2.55 per share. Mr. Blum left the CuriosityStream board effective as of August 7, 2020. Mr. Blum held 25,455 options as of December 31, 2019 with an exercise price of $2.55 per share.

SELECTED HISTORICAL FINANCIAL INFORMATION OF CURIOSITYSTREAM

The following selected historical financial information and other data for CuriosityStream set forth below should be read in conjunction with “CuriosityStream’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and CuriosityStream’s historical financial statements and the related notes thereto contained elsewhere in this proxy statement.

The selected historical financial information and other data presented below for the years ended December 31, 2019 and 2018, and the selected balance sheet and other data as of December 31, 2019 and 2018 have been derived from CuriosityStream’s audited financial statements included in this proxy statement.

The selected financial data as of June 30, 2020 and for the six months ended June 30, 2020 have been derived from CuriosityStream’s unaudited financial statements included in this proxy statement. The unaudited financial data presented have been prepared on a basis consistent with CuriosityStream’s audited financial statements. In the opinion of CuriosityStream’s management, such unaudited financial data reflect all adjustments, consisting only of normal and recurring adjustments necessary for a fair presentation of the results for those periods. The results of operations for the interim periods are not necessarily indicative of the results to be expected for the full year or any future period.

CuriosityStream Inc.
Statements of Cash Flows
(in thousands)

	For the years ended December 31,
	2019	2018
Cash flows from operating activities
Net loss	$(42,517)	$(34,972)
Adjustments to reconcile net loss to net cash used in operating activities
Additions to content assets	(16,002)	(10,070)
Change in content liabilities	1,136	(1,511)
Amortization of content assets	3,815	12,450
Amortization, depreciation and accretion	142	582
Loss on sale of property and equipment	—	55
Interest on promissory notes, member	—	483
Stock-based compensation	1,008	35
Changes in operating assets and liabilities
Accounts receivable	(502)	(677)
Other assets	(484)	(1,729)
Accounts payable	2,357	1,919
Accrued expenses and other liabilities	920	368
Deferred revenue	5,416	1,132
Net cash used in operating activities	(44,711)	(31,935)
Cash flows from investing activities
Purchases of property and equipment	(767)	(56)
Sales of investments	32,580	2
Maturities of investments	7,947	—
Purchase of investments	(48,746)	(42,573)
Net cash used in investing activities	(8,986)	(42,627)
Cash flows from financing activities
Proceeds from issuance of preferred stock	—	137,543
Borrowings on note payable, bank	—	7,776
Repayments on term loan, bank	—	(30,000)
Payment of debt issuance costs	—	(233)
Borrowings on note payable, member	—	21,835
Repayments of promissory notes, member	—	(123)
Net cash provided by financing activities	—	136,798
Net increase (decrease) in cash and cash equivalents	(53,697)	62,236
Cash and cash equivalents, beginning of year	62,516	280
Cash and cash equivalents, end of year	$8,819	$62,516
Supplemental schedule of non-cash financing activities:
Contribution of promissory notes in exchange for Membership Equity	$—	$75,000
Preferred dividends and accretion of issuance costs	$15,897	$1,734
Supplemental disclosure:
Interest paid	$—	$1,194
Property and equipment additions included in accrued expenses	$141	$8
Cash paid for taxes	$44	$11

CuriosityStream Inc.
Statements of Operations
(in thousands except for per share data)

	For the years ended December 31,
	2019	2018
Revenues	18,026	9,345
Operating expenses
Cost of revenues	6,810	14,430
Advertising and marketing	41,628	17,170
General and administrative	14,035	9,106
Management fee	—	2,014
	62,473	42,720
Operating loss	(44,447)	(33,375)
Other income (expense)
Interest expense	—	(1,837)
Interest and other income (expense)	2,072	283
Loss before income taxes	(42,375)	(34,929)
Provision for income taxes	142	43
Net loss	$(42,517)	$(34,972)
Less preferred dividends and accretion of issuance costs (Note 8)	(15,897)	(1,734)
Net loss attributable to common stockholders	$(58,414)	$(36,706)
Net loss per share attributable to common stockholders
Basic and diluted	$(2.92)	$(1.84)
Weighted average number of common shares outstanding
Basic and diluted	20,000	20,000

CuriosityStream Inc.
Balance Sheets
(in thousands except par value)

	(Unaudited) June 30, 2020	December 31, 2019
Assets
Current assets
Cash and cash equivalents	$6,924	$8,819
Restricted Cash	5,000	—
Short-term investments	12,137	35,525
Accounts receivable	6,485	1,777
Other current assets	2,052	2,460
Total current assets	32,598	48,581
Investments	7,012	15,654
Property and equipment, net	1,361	1,451
Content assets, net	22,215	16,627
Other assets	172	151
Total assets	$63,358	$82,464
Liabilities, Redeemable Convertible Preferred Stock, and Stockholders’ Equity (Deficit)
Current liabilities
Current content liabilities	$1,250	$3,306
Accounts payable	2,137	5,245
Accrued expenses and other liabilities	1,714	2,266
Deferred revenue	9,056	7,101
Total current liabilities	14,157	17,918
Non-current deferred rent liability	781	824
Total liabilities	14,938	18,742

Commitments and contingencies

Redemption value of redeemable series A preferred stock, $0.01 par value, 30,000 shares authorized at December 31, 2019 and 2018; 14,557 shares issued and outstanding at December 31, 2019 and 2018	163,765	155,174
Stockholders’ equity (deficit)
Class A Common stock, $0.01 par value – 50,000 and 100,000 shares authorized at December 31, 2019 and 2018, respectively; zero shares issued and outstanding at December 31, 2019 and 2018	—	—
Class B Common stock, $0.01 par value – 25,000 and 50,000 shares authorized at December 31, 2019 and 2018, respectively; 20,000 shares issued and outstanding at December 31, 2019 and 2018	200	200
Accumulated other comprehensive income (loss)	97	189
Accumulated deficit	(115,642)	(91,841)
Total stockholders’ equity (deficit)	(115,345)	(91,452)
Total liabilities, redeemable convertible preferred stock, and stockholders’ equity (deficit)	$63,358	$82,464

CuriosityStream Inc.
Unaudited Statements of Operations
(in thousands except for per share data)

	For the six months ended June 30,
	2020	2019
Revenues	19,516	6,545
Operating expenses
Cost of revenues	7,337	2,438
Advertising and marketing	20,873	16,714
General and administrative	7,905	6,849
	36,115	26,001
Operating loss	(16,599)	(19,456)
Other income (expense)
Interest and other income (expense)	418	1,244
Loss before income taxes	(16,181)	(18,212)
Provision for income taxes	77	73
Net loss	$(16,258)	$(18,285)
Less preferred dividends and accretion of issuance costs	(8,591)	(7,666)
Net loss attributable to common stockholders	$24,849	$(25,951)
Loss per common share
Basic and diluted	$(1.24)	$(1.30)
Weighted average number of common shares outstanding
Basic and diluted	20,000	20,000

CuriosityStream Inc.
Unaudited Statements of Cash Flows
(in thousands)

	For the six months ended June 30,
	2020	2019
Cash flows from operating activities
Net loss	$(16,258)	$(18,285)
Adjustments to reconcile net loss to net cash used in operating activities
Additions to content assets	(10,285)	(10,218)
Change in content liabilities	(2,056)	1,004
Amortization of content assets	4,697	1,260
Amortization, depreciation and accretion	269	(89)
Stock-based compensation	1,048	362
Changes in operating assets and liabilities
Accounts receivable	(4,708)	(287)
Other assets	384	1,020
Accounts payable	(2,967)	491
Accrued expenses and other liabilities	(595)	55
Deferred revenue	1,955	922
Net cash used in operating activities	(28,516)	(23,765)

Cash flows from investing activities
Purchases of property and equipment	(220)	(393)
Sales of investments	35,568	17,174
Maturities of investments	8,500	7,947
Purchase of investments	(12,227)	(37,816)
Net cash provided by (used in) investing activities	31,621	(13,088)

Cash flows from financing activities
Borrowings on note payable, bank	1,000	—
Repayment on line of credit	(1,000)	—
Net cash provided by financing activities	—	—

Net increase (decrease) in cash and cash equivalents	3,105	(36,853)
Cash and cash equivalents, beginning of year	8,819	62,516
Cash and cash equivalents, end of year	$11,924	$25,663

Supplemental schedule of non-cash financing activities:
Preferred dividends and accretion of issuance costs	$8,591	$7,666

CURIOSITYSTREAM’S MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL
CONDITION AND RESULTS OF OPERATIONS

The following discussion and analysis provides information that management believes is relevant to an assessment and understanding of CuriosityStream Inc.’s results of operations and financial condition. The following discussion should be read in conjunction with “Selected Financial Information of CuriosityStream” and CuriosityStream’s financial statements and notes thereto included elsewhere in this proxy statement. This discussion contains forward-looking statements which involve risks and uncertainties. Our actual results could differ materially from those anticipated in these forward-looking statements for many reasons, including the risks faced by us described in “Risk Factors” starting on page 21 and elsewhere in this proxy statement. Unless the context otherwise requires, references in this “Management’s Discussion and Analysis of Financial Condition and Results of Operations” to “we,” “us,” “our,” and “the Company” are intended to mean the business and operations of CuriosityStream.

Overview

CuriosityStream is a media and entertainment company that offers premium video programming across the entire category of factual entertainment, including science, history, society, nature, lifestyle and technology. Our mission is to provide premium factual entertainment that informs, enchants and inspires. We are meeting demand for high-quality factual entertainment via SVoD platforms, as well as via bundled content licenses for SVoD and linear offerings, partner bulk sales, brand partnerships and content sales. We are well-positioned for growth as a digital-native video platform monetizing content across this broad revenue stack. We operate our business as a single operating segment that provides premium streaming content through multiple channels, including the use of various applications, partnerships and affiliate relationships. Our product and service lines and channels through which we generate revenue are described in further detail below.

Our content is available directly through our O&O Service and App Services. Our App Services enable access to CuriosityStream on almost every major consumer device, including streaming media players like Roku, Apple TV and Amazon Fire TV, all major smart TV brands (e.g., LG, Vizio, Samsung, Sony) and gaming consoles like Xbox. In addition, we have affiliate agreement relationships with, and our service is available directly from, major MVPDs that include Comcast, Cox, Dish and NCTC and vMVPDs and digital distributors that include Amazon Prime Video Channels, Roku Channels, Sling TV and YouTube TV.

Our Direct Service is available to any household in the world with a broadband connection for $2.99 per month or $19.99 dollars per year for high definition resolution, or $9.99 per month or $69.99 per year for service in 4K. The MVPD, vMVPD and digital distributor partners making up our Partner Direct Business pay us a revenue share or license fee for sales to individuals who subscribe to CuriosityStream via the partners’ respective platforms.

In addition to our Direct and Partner Direct Businesses, we have affiliate relationships with MVPDs, Bundled MVPD Partners to whom we can offer different sets of rights, including 24/7 “linear” channels, our on-demand content library, mobile rights and pricing and packaging flexibility, in exchange for an annual fixed fee or fee per subscriber.

Our Corporate & Education business to date has been comprised primarily of selling subscriptions in bulk to companies and organizations that in turn offer these subscriptions to their employees and members as an employment benefit or “gift of curiosity.” In the future, we hope to enter into multi-year integrated partnerships where we create and distribute content in support of these partners’ CSR and membership initiatives.

By the end of 2020, we expect to launch traditional spot advertising on one or more of our linear television networks. In the future, we hope to develop integrated digital brand partnerships with advertisers (“Sponsorship & Advertising Business”). These sponsorship campaigns would offer companies the chance to be associated with CuriosityStream content in a variety of forms, including short and long form program integration, branded social media promotional videos, broadcast advertising spots, and digital display ads. The impressions accumulated in these multi-faceted campaigns would roll up to verifiable metrics for the clients.

The fifth line of business in our revenue stack is program sales Program Sales Business. We are able to sell to certain media companies a collection of our existing titles in a traditional program sales deal. We are also able to sell selected rights (such as in territories or on platforms that are lower priority for us) to content we create before we even begin production. This latter model reduces risk in our content development decisions and creates program sales revenue.

Key Factors Affecting Results of Operations

Our future operating results and cash flows are dependent upon a number of opportunities, challenges and other factors, including our ability to efficiently grow our subscriber base and expand our service offerings to maximize subscriber lifetime value. In particular, we believe that the following factors significantly affected our results of operations over the last two fiscal years and are expected to continue to have such significant effects:

Revenues

Currently, the main sources of our revenue are (i) subscriber fees from Direct Business and Direct Subscribers, (ii) license fees from affiliates who receive subscriber fees for CuriosityStream from such affiliates’ subscribers (“Partner Direct Business” and “Partner Direct Subscribers”) and (iii) bundled license fees from distribution affiliates (“Bundled MVPD Business” and “Bundled MVPD Subscribers”). As of June 30, 2020, we had approximately 13 million total paying subscribers, including Direct Subscribers, Partner Direct Subscribers and Bundled MVPD Subscribers.

Since our founding in 2015, we have generated the majority of our revenues from Direct Subscribers in the form of monthly or annual subscription plans. We charge $2.99 per month or $19.99 dollars per year for our Direct Service in high-definition resolution, or $9.99 per month or $69.99 per year for service in 4K. The MVPD, vMVPD and digital distributor partners making up our Partner Direct Business pay us a revenue share or license fee. We recognize subscription revenues ratably during each subscriber’s monthly or yearly subscription period. We record refunds to subscribers as a reduction of revenues or deferred revenues, as appropriate. We pay a fixed percentage distribution fee to our partners for subscribers accessing our platform via App Services to compensate these partners for access to their customer and subscriber bases. Our MVPD, vMVPD and digital distributor partners host and stream our content to their customers via their own platforms, such as set top boxes in the case of most MVPDs. We do not incur billing, streaming or backend costs associated with content distribution through our MVPD, vMVPD and digital distributor partners.

Operating Costs

Our primary operating costs relate to the cost of producing and acquiring our content, the costs of advertising and marketing our service, personnel costs, and distribution fees. As of June 30, 2020, licensed content represented 1,843 titles, or 67% of our total content library by total number of titles. Producing and co-producing content and commissioned content is generally more costly than content acquired through licenses.

The Company’s business model is subscription based as opposed to a model generating revenues at a specific title level. Content assets (licensed and produced) are predominantly monetized as a group and therefore are reviewed in aggregate at a group level when an event or change in circumstances indicates a change in the expected usefulness of the content or that the fair value may be less than unamortized cost. If such changes are identified, the aggregated content library will be stated at the lower of unamortized cost or fair value. In addition, unamortized costs for assets that have been, or are expected to be, abandoned are written off. For a discussion of the accounting policies for content impairment write-down and management estimates involved therein, see “— Critical Accounting Policies and Estimates” below.

Further, our advertising and marketing expenditures and personnel costs constitute primary operating costs for our business. These costs may fluctuate based on advertising and marketing objectives and personnel needs. For example, in January and February 2020 we undertook a brand awareness advertising campaign that caused our cost per subscriber acquisition (“CPA”) for those months to average $80.00. Our CPA for the months of May and June 2020, however, was $35.00. In general, we intend to focus marketing dollars on customer acquisition to keep CPA efficient. With respect to personnel costs, for the first several years of our existence, we invested heavily in engineering, marketing and programming staff to build the Company and its service offering. Beginning in 2019, however, we began to focus on sales staff and other revenue-generating personnel.

Recent Developments

Beginning in third quarter 2018, we began to more heavily promote annual subscription plans over monthly subscription plans, and we made annual subscription plans the default choice for users signing up on our O&O Service. As a result, more than 75% of Direct Subscribers are currently enrolled in annual plans. Annual plans reduce churn and enable us to learn and serve subscribers with content that is more likely to engage and retain them.

During the first quarter 2020, we eliminated the previous 7-day free trial on our O&O Service and App Services. We believe a free trial is not a necessary tool for a service at our price point, and we have found this regime attracts higher-value subscribers and deters subscribers who would otherwise have been more likely to churn out.

Results of Operations

The financial data in the following table sets forth selected financial information derived from our audited financial statements for the years ended December 31, 2019 and 2018 and our unaudited financial statements for the six months ended June 30, 2020 and 2019 and shows our results of operations as a percentage of revenue or as a percentage of costs, as applicable, for the periods indicated. We conduct business through one operating segment, CuriosityStream.

	Year Ended December 31,				Six months ended June 30,
	2019		2018		2020		2019
					(unaudited)
	(in thousands)
Statement of Operations Data:
Revenue:
Subscriptions	$9,793	54%	$6,633	71%	$7,518	39%	$4,388	67%
License fee	8,219	46%	2,712	29%	11,994	61%	2,143	33%
Other	14	—%	—	—%	4	—%	14	—%
Total revenue	$18,026	100%	$9,345	100%	$19,516	100%	$6,545	100%
Operating expenses:
Cost of revenues	6,810	11%	14,430	34%	7,337	20%	2,438	9%
Advertising and marketing	41,628	67%	17,170	40%	20,873	58%	16,714	64%
General and Administrative	14,035	22%	9,106	21%	7,905	22%	6,849	27%
Management fee	—	—%	2,014	5%	—	—%	—	—%
Total operating expenses	$62,473	100%	$42,720	100%	$36,115	100%	$26,001	100%
Operating Loss	(44,447)		(33,375)		(16,599)		(19,456)
Interest expense	—		(1,837)		—		—
Interest and other income (expense)	2,072		283		418		1,244
Loss Before Income Taxes	(42,375)		(34,929)		(16,181)		(18,212)
Tax Provision	142		43		77		73
Net Loss	$(42,517)		$(34,972)		$(16,258)		$(18,285)
Less preferred dividends and accretion of issuance costs	(15,897)		(1,734)		(8,591)		(7,666)
Net loss attributable to common stockholders	$(58,414)		$(36,706)		$(24,849)		$(25,951)

Operating Review

For the years ended December 31, 2019 and 2018.

Revenue

Revenue for the years ended December 31, 2019 and 2018 was $18.0 million and $9.3 million, respectively. The increase of $8.7 million, or 93%, resulted primarily from a (i) $3.2 million increase in subscriber fees received by us from subscribers, which we believe resulted from technology improvements made to our platform, which made our platform more accessible and easier to navigate, and increased brand awareness resulting from greater advertising and marketing spending; and (ii) $5.5 million increase in license fees received by us from new third-party affiliate agreements, which resulted from growth of our Bundled MVPD Business.

Operating Expenses

Operating expenses for the years ended December 31, 2019 and 2018 were $62.5 million and $42.7 million, respectively. This increase of $19.8 million, or 46%, primarily resulted from the following:

Cost of Revenues:    Cost of revenues for the year ended December 31, 2019 decreased to $6.8 million from $14.4 million for the year ended December 31, 2018. Cost of revenues primarily includes content amortization, streaming delivery costs, payment processing costs and distribution fees. This decrease of $7.6 million, or 52%, primarily resulted from the CuriosityStream fully amortizing its content assets upon initial publication during the year ended December 31, 2018 based on its assessment of the realizability of such content assets. On January 1, 2019, the CuriosityStream adopted the guidance in ASU 2019-02, Improvements to Accounting for Costs of Films and License Agreements for Program Materials, and determined that it should no longer fully amortize its content library upon initial publication. This resulted in a reduction of amortization of content library costs for the year ended December 31, 2019.

Advertising & Marketing:    Advertising and marketing expenses for the year ended December 31, 2019 increased to $41.6 million from $17.2 million for the year ended December 31, 2018. This increase of $24.4 million, or 142%, was incurred to support our customer acquisition strategy, utilizing a range of traditional marketing channels as well as digital channels such as Facebook, Google and YouTube.

General and Administrative:    General and administrative expenses for the year ended December 31, 2019 increased to $14.0 million from $9.1 million for the year ended December 31, 2018. This increase of $4.9 million, or 54%, was primarily attributable to $1.9 million for incremental salaries and benefits related to increased headcount, $1.0 million for incremental stock based compensation and $1.0 million for incremental accounting & legal fees. We expect to incur additional expenses in future periods as we continue to invest in corporate infrastructure to support public activities of CuriosityStream, including adding personnel and systems to our administrative and revenue-generating functions.

Management fees:    Management fee expenses for the year ended December 31, 2018 were $2.0 million and related to management and administrative support services to the Company from the related party. Subsequent to September 2018, these services were no longer provided to the Company and therefore, the management fee was no longer charged.

Operating Loss

Operating loss from operations for the years ended December 31, 2019 and 2018 was $(44.4) million and $(33.4) million, respectively. The increase of $11.0 million, or 33%, in operating loss resulted from the increase in revenue of $8.7 million, or 93%, offset by the increase in operating expenses of $19.8 million, or 46%, in each case during the year ended December 31, 2019 as compared to the year ended December 31, 2018, due to increased advertising and marketing and general and administrative expenses.

Interest Expense

Interest expense for the year ended December 31, 2019 decreased to $0 million from $1.8 million for the year ended December 31, 2018 following the repayment of all outstanding debt during 2018. See “— Liquidity and Capital Resources.”

Interest and other income (expense)

Interest and other income (expense) for the year ended December 31, 2019 increased to $2.1 million from $0.3 million for the year ended December 31, 2018 due to higher investment balances following our equity raise in November 2018.

Provision for Income Taxes

Our provision for income taxes for the years ended December 31, 2019 and 2018 was $142 thousand and $43 thousand, respectively. This increase of $99 thousand, or 230%, was primarily due to an increase in foreign withholding tax expense due to an increase in contracts executed with third parties in foreign jurisdictions. The Company’s provision for income taxes differs from the federal statutory rate primarily due to the Company being in a full valuation allowance position and not recognizing a benefit for either federal or state income tax purposes.

Net Loss

Net loss for the years ended December 31, 2019 and 2018 was $(42.5) million and $(35.0) million, respectively. The increase of $(7.6) million, or 22%, resulted primarily from the increase in operating expense offset by the increase in revenue, in each case during the year ended December 31, 2019 as compared to the year ended December 31, 2018, as described above.

For the six months ended June 30, 2020 and 2019.

Revenue

Revenue for the six months ended June 30, 2020 and 2019 was $19.5 million and $6.5 million, respectively. The increase of $13.0 million, or 200%, resulted primarily from a $3.1 million increase in subscriber fees received by us from Direct and Partner Direct Service subscribers, and a $6.4 million increase in license fees received by us from our Bundled MVPD partners, in each case as a result of an increase in the number of users and/or subscribers for our service, as well as from a $3.5 million increase in license fees received by us related to program sales contracts.

Operating Expenses

Operating expenses for the six months ended June 30, 2020 and 2019 were $36.1 million and $26.0 million, respectively. This increase of $10.1 million, or 39%, primarily resulted from the changes in the components of our operating expenses described below:

Cost of Revenues:    Cost of revenues for the six months ended June 30, 2020 increased to $7.3 million from $2.4 million for the six months ended June 30, 2019. Cost of revenues primarily includes content amortization, streaming delivery costs, payment processing costs and distribution fees. This increase of $4.9 million, or 205%, is due primarily to the change in methodology of the accounting treatment for content. Prior to 2019 all content was fully amortized upon initial publication, and as such, amortization expense during the six months ended June 30, 2019 only related to titles that launched during that period. This change accounts for $3.5 million of the increase in cost of revenues. The balance of the increase is due to $1.2 million of accelerated content amortization related to our program sales contracts as well as other increased costs due to the increase in revenue period over period.

Advertising & Marketing:    Advertising and marketing expenses for the six months ended June 30, 2020 increased to $20.9 million from $16.7 million for the six months ended June 30, 2019. This increase of $4.2 million, or 25%, was principally due to increased marketing to support subscriber growth on various social media platforms during the six months ended June 30, 2020.

General and Administrative:    General and administrative expenses for the six months ended June 30, 2020 increased to $7.9 million from $6.9 million for the six months ended June 30, 2019. This increase of $1.0 million, or approximately 15%, was principally due to incremental salaries, benefits and stock-based compensation related to increased headcount, offset by the recognized benefit from the PPP Loan of $1.0 million. We expect to incur additional expenses in future periods as we continue to invest in corporate infrastructure, including adding personnel and systems to our administrative and revenue-generating functions.

Operating Loss

Operating losses for the six months ended June 30, 2020 and 2019 were $(16.6) million and $(19.5) million, respectively. The decrease of $2.9 million, or approximately 15%, in loss from operations resulted from the increase in revenue of $13.0 million, or 200%, offset by the increase in operating expenses of $10.1 million, or 39%, in each case during the six months ended June 30, 2020 as compared to the six months ended June 30, 2019, as described above.

Other Income (Expense)

Other income for the six months ended June 30, 2020 and 2019 decreased from $1.2 million to $0.4 million. This decrease of $0.8 million, or 64%, was primarily due to a decrease in interest income as a result of the average invested amount decreasing during the six months ended June 30, 2020 as compared to the six months ended June 30, 2019.

Provision for Income Taxes

Due to our loss from operations in each of the six months ended June 30, 2020 and 2019, we had provision for income taxes of $77 thousand and $73 thousand, respectively. This increase was primarily due to an increase in foreign withholding tax expense due to an increase in contracts executed with third parties in foreign jurisdictions. The Company’s provision for income taxes differs from the federal statutory rate primarily due to the Company being in a full valuation allowance position and not recognizing a benefit for either federal or state income tax purposes.

Net Loss

Net loss for the six months ended June 30, 2020 and 2019 was $16.3 million and $18.3 million, respectively. The decrease of $2.0 million, or approximately 11%, resulted primarily from the increase in revenue, offset by a smaller increase in operating expense, in each case during the six months ended June 30, 2020 as compared to the six months ended June 30, 2019, as described above.

Liquidity and Capital Resources

As of June 30, 2020, we had cash and cash equivalents, including restricted cash, of $11.9 million and no amounts outstanding under our Line of Credit. For the six months ended June 30, 2020, CuriosityStream incurred a net loss of $16.3 million and used $28.5 million of net cash in operating activities, while investing activities provided $31.6 million of net cash. There were no net cash flows from financing activities during the six months ended June 30, 2020.

From inception through the six months ended June 30, 2020, we have financed our operations primarily through borrowings under a previously existing debt agreement with an affiliate of our founder and a previously existing debt agreement with a bank, and, for the period following November 2018, the net proceeds of our sale of Series A Preferred Stock in November and December 2018. Our primary sources of liquidity include cash flows from operations and borrowings under our Line of Credit Facility with a bank (the “Line of Credit”). This Line of Credit provides for borrowings of up to $4.5 million with interest-only monthly payments at a rate equal to the LIBOR Daily Floating Rate plus 2.25%. The Line of Credit carries an unused fee of 0.25% annually on all committed but unused capital, payable quarterly in arrears. The entire unpaid principal balance is due when the Line of Credit matures on February 28, 2021. The Line of Credit is collateralized by cash of $4.5 million that is held in restricted cash in current assets on the unaudited balance sheet.

Our principal uses of cash are to acquire content, promote our service through advertising and marketing, and provide for working capital to operate our business. We have experienced significant net losses since our inception and, given the significant operating and capital expenditures associated with our business plan, we anticipate that we will continue to incur net losses. However, we estimate that the net proceeds of the Trust Account and the PIPE Subscription Agreements will be sufficient to meet our liquidity needs for the foreseeable future.

Cash Flows

The following table presents our cash flows from operating, investing and financing activities for the periods indicated:

	Year Ended December 31,		Six months ended June 30, (unaudited)
	2019	2018	2020	2019
	($ in thousands)
Net cash used in Operating Activities	$(44,711)	$(31,935)	$(28,516)	$(23,765)
Net cash provided by (used in) Investing Activities	(8,986)	(42,627)	31,621	(13,088)
Net cash provided by Financing Activities	—	136,798	—	—
Net Increase/(Decrease) in Cash	(53,697)	62,236	$3,105	$(36,853)

Cash Flow from Operating Activities

Cash flow from operating activities primarily consists of net losses, changes to our content assets (including acquisitions and amortization), and other working capital items.

For the years ended December 31, 2019 and 2018.    During the years ended December 31, 2019 and 2018, we recorded a net cash outflow from operating activities of $44.7 million and $31.9 million, respectively, or an increased outflow of $12.8 million, or 40%. The decrease in cash flow from operating activities was attributable to; an increase in our net loss minus our content amortization and our stock-based compensation, from $22.5 million during the year ended December 31, 2018 to $37.7 million during the year ended December 31, 2019, an increase in our content investment from $11.6 million during the year ended December 31, 2018 as compared to $14.9 million during the year ended December 31, 2019, partially offset by an increase in the change in our deferred revenue from $1.1 million during the year ended December 31, 2018 as compared to $5.4 million during the year ended December 31, 2019 due to the growth in annual license fees to affiliates and annual subscriptions from O&O and App Services, both which require upfront annual payments and by a decrease in the change in our other assets from $(1.7) million during the year ended December 31, 2018 as compared to $(0.5) million during the year ended December 31, 2019. During the years ended December 31, 2019 and 2018, we recorded a net cash outflow from operating activities of $44.7 million and $31.9 million, respectively, or an increased outflow of $12.8 million, or 40%. The decrease in cash flow from operating activities was primarily attributable to an increase in our net loss from $(35.0) million during the year ended December 31, 2018 to $(42.5) million during the year ended December 31, 2019.

For the six months ended June 30, 2020 and 2019.    During the six months ended June 30, 2020 and 2019, we recorded a net cash outflow from operating activities of $28.5 million and $23.8 million, respectively, or an increased outflow of $4.7 million, or 20%. The decrease in cash flows from operating activities was attributable to an increase in our content investment from $9.2 million during the six months ended June 30, 2019 as compared to $12.3 million during the six months ended June 30, 2020, an increase in the change in our accounts receivable from $0.3 million during the six months ended June 30, 2019 as compared to $4.7 million during the six months ended June 30, 2020 due primarily to increased receivables from the program sales contracts, a reduction in accounts payable of $3.0 million during the six months ended June 30, 2020 as compared to an increase in accounts payable of $0.5 million during the six months ended June 30, 2019 which was primarily due to increased digital marketing investment in fourth quarter 2019, partially offset by a decrease in our net loss minus our content amortization and stock-based compensation, from $16.7 million during the six months ended June 30, 2019 as compared to $10.5 million during the six months ended June 30, 2020.

Cash Flow from Investing Activities

Cash flow from investing activities consists of purchases, sales and maturities of investments and purchases of property and equipment.

For the years ended December 31, 2019 and 2018.    During the years ended December 31, 2019 and December 31, 2018, we recorded a net cash outflow from investing activities of $9.0 million and $42.6 million, respectively, or a decreased outflow of $33.6 million. The significant decrease in cash outflow from investing activities was primarily attributable to sales and maturities of securities during the year ended December 31, 2019 for which proceeds were used to fund operating investments in programming and marketing.

For the six months ended June 30, 2020 and 2019.    During the six months ended June 30, 2020 and 2019, we recorded a net cash inflow from investing activities of $31.6 million and a net cash outflow from investing activities of ($13.1) million, respectively, or a decreased outflow of $44.7 million. The decrease in cash outflow from investing activities was due to less purchases and higher sales and maturities.

Cash Flow from Financing Activities

For the years ended December 31, 2019 and 2018.    During the years ended December 31, 2018, we recorded a net cash inflow provided by financing activities of $136.8 million, respectively, or a decreased inflow of $136.8 million, which was attributable to our initial Series A Offering in November 2018. There were no similar financing cash inflows during the year ended December 31, 2019.

For the six months ended June 30, 2020 and 2019.    During the six months ended June 30, 2020, we recorded net cash related to financing activities of nil, which was attributable to borrowings under our line of credit with a bank, offset by related prepayments. There were no similar financing cash inflows during the six months ended June 30, 2019.

Capital Expenditures

Going forward, we expect to make expenditures for additions to our content assets, and purchases of property and equipment. The amount, timing and allocation of capital expenditures are largely discretionary and within management’s control. Depending on market conditions, we may choose to defer a portion of our budgeted expenditures until later periods to achieve the desired balance between sources and uses of liquidity and prioritize capital projects that we believe have the highest expected returns and potential to generate cash flow. Subject to financing alternatives, we may also increase our capital expenditures significantly to take advantage of opportunities we consider to be attractive.

Off Balance Sheet Arrangements

As of June 30, 2020, we had no off-balance sheet arrangements.

Critical Accounting Policies and Estimates

Our discussion and analysis of our financial condition and results of operation is based upon our financial statements, which have been prepared in accordance with U.S. GAAP. Certain amounts included in or affecting the financial statements presented in this offering memorandum and related disclosure must be estimated, requiring management to make assumptions with respect to values or conditions which cannot be known with certainty at the time the financial statements are prepared. Management believes that the accounting policies set forth below comprise the most important “critical accounting policies” for the company. A “critical accounting policy” is one which is both important to the portrayal of a company’s financial condition and results of operations and requires management’s most difficult, subjective or complex judgments, often as a result of the need to make estimates about the effect of matters that are inherently uncertain. Management evaluates such policies on an ongoing basis, based upon historical results and experience, consultation with experts and other methods that management considers reasonable in the particular circumstances under which the judgments and estimates are made, as well as management’s forecasts as to the manner in which such circumstances may change in the future.

Content Assets

The Company acquires, licenses and produces content, including original programming, in order to offer members unlimited viewing of factual entertainment content. The content licenses are for a fixed fee and specific windows of availability. Payments for content, including additions to content library and the changes in related liabilities, are classified within “Net cash used in operating activities” on the statements of cash flows.

The Company recognizes its content library (licensed and produced) as “Non-current content library, net” on the balance sheets. For licenses, the Company capitalizes the fee per title and records a corresponding liability at the gross amount of the liability when the license period begins, the cost of the title is known, and the title is accepted and available for streaming. For productions, the Company capitalizes costs associated with the production, including development costs, direct costs and production overhead.

Based on factors including historical and estimated viewing patterns, the Company generally amortizes the content library (licensed and produced) in “Cost of revenues” on the statements of operations on a straight-line basis over the shorter of each title’s contractual window of availability or estimated period of use, beginning with the month of first availability. The Company reviews factors impacting the amortization of the content library on an ongoing basis and will record amortization on an accelerated basis when there is more upfront use of a title, for instance due to significant program sales.

Revenue recognition

Subscriptions — O&O Service

The Company generates revenue from monthly subscription fees from its O&O Service. CuriosityStream subscribers enter into non-refundable, month-to-month or annual subscriptions with the Company. The Company bills the monthly subscriber on each subscriber’s monthly anniversary date and recognizes the revenue ratably over each monthly membership period. The annual subscription fees are collected by the Company at the start of the annual subscription period and are recognized ratably over the subsequent twelve-month period. Revenues are presented net of the taxes that are collected from subscribers and remitted to governmental authorities.

Subscription — App Services

The Company also earns subscription revenues through its App Services. These subscriptions are similar to the O&O Service subscriptions, but are generated based on agreements with certain streaming media players as well as with Smart TV brands and gaming consoles. Under these agreements, the streaming media player typically bills the subscriber directly and then remits the collected subscriptions to the Company, net of a distribution fee. The Company recognizes the gross subscription revenues when earned and simultaneously recognizes the corresponding distribution fees as an expense. The Company is the principal in these relationships as the Company retains control over service delivery to its subscribers.

Licensing — Affiliates

The Company generates license fee revenues from MVPDs such as Altice, Comcast and Cox as well as from vMVPDs such as Amazon and Sling TV (MVPDs and vMVPDs are also referred to as affiliates). Under the terms of the agreements with these affiliates, the Company receives license fees based upon contracted programming rates and subscriber levels reported by the affiliates. In exchange, the Company licenses its content to the affiliates for distribution to their subscribers. The Company earns revenue under these agreements either based on the total number of subscribers multiplied by rates specified in the agreements or based on fixed fee arrangements. These revenues are recognized over the term of each agreement when earned.

Licensing — Program Sales

The Company has distribution agreements which grant a licensee limited distribution rights to the Company’s programs for varying terms, generally in exchange for a fixed license fee. Revenue is recognized once the content is made available for the licensee to use.

The Company’s performance obligations include (1) access to its SVoD platform via the Company’s O&O Service and App Services, (2) access to the Company’s content assets, and (3) licenses of specific program titles. In contracts containing the right to access the Company SVoD platform, the performance obligation is satisfied as access to the SVoD platform is provided post any free trial period. In contracts which contain access to the Company’s content assets, the performance obligation is satisfied as access to the content is provided. For contracts with licenses of specific program titles, the performance obligation is satisfied as that content is made available for the customer to use.

Recently Adopted Financial Accounting Standards

In May 2014, the Financial Accounting Standards Board (“FASB”) issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606) which amended existing U.S. GAAP guidance for revenue recognition. ASU 2014-09 establishes principles for recognizing revenue upon the transfer of promised goods or services to customers, in an amount that reflects the expected consideration received in exchange for those goods or services. The Company adopted ASU 2014-09 as of January 1, 2019 using the modified retrospective method applied to all contracts not completed as of the adoption date. Because the Company’s primary source of revenues is from monthly or annual subscription and license fees which are recognized ratably over each subscription/license period, the adoption of this new revenue standard did not have a material impact on the Company’s financial statements.

In March 2019, the FASB issued ASU 2019-02, Improvements to Accounting for Costs of Films and License Agreements for Program Materials, in order to align the accounting for production costs of an episodic television series with the accounting for production costs of films by removing the content distinction for capitalization. ASU 2019-02 also requires that an entity reassess estimates of the use of a film in a film group and account for any changes prospectively. In addition, ASU 2019-02 requires that an entity test films and license agreements for program material for impairment at a film group level when the film or license agreements are predominantly monetized with other films and license agreements. ASU 2019-02 is effective for fiscal years beginning after December 15, 2020 and early adoption is permitted. The Company early adopted ASU 2019-02 as of January 1, 2019 and as such has included its content assets (licensed and produced) as “Non-current content assets, net” on its balance sheets, beginning with the period of adoption. As a result of the adoption of ASU 2019-02, the Company determined it should no longer fully amortize its content assets upon initial publication on its streaming service, which resulted in amortization of content asset costs for the year ended December 31, 2019 being reduced by $11.85 million.

In December 2019, the FASB issued ASU 2019-12, Simplifying the Accounting for Income Taxes, to reduce the cost and complexity in accounting for income taxes. ASU 2019-12 removes certain exceptions related to the approach for intraperiod tax allocation, the methodology for calculating income taxes in an interim period and the recognition of deferred tax liabilities for outside basis differences. ASU 2019-12 also amends other aspects of the guidance to help simplify and promote consistent application of U.S. GAAP. The guidance is effective for annual periods beginning after December 15, 2020, with early adoption permitted. The Company early adopted ASU 2019-12 as of January 1, 2019 and the adoption did not have a material impact on the Company’s financial statements.

Quantitative and Qualitative Disclosures About Market Risk

Market Related Risks

In the ordinary course of business, we are exposed to a variety of market risks that are typical for the industry and sectors in which we operate. The principal market risks that may affect our financial position, results of operations and prospects relate to interest rate risk and foreign exchange rate risk resulting from payments made by international subscribers and distributors denominated in their home currencies. We do not enter into or deal in market sensitive instruments for trading or speculative purposes. While management has adopted a number of mitigation strategies to limit the company’s exposure to market related risks, there can be no assurances that any mitigation strategies will be effective or that the company will not be materially adversely affected by such risks in future periods.

Interest Rate Risk

Our exposure to interest rates relates to the increase or decrease in the amount of interest we must pay under our Line of Credit, which bears interest at a variable rate equal to the LIBOR Daily Floating Rate plus 2.25%. As a result, an increase in the LIBOR Daily Floating Rate could result in an increase in our cost of borrowing under the Line of Credit. We do not believe that the impact of interest rate fluctuations to date have been material to the Company.

Foreign Exchange Rate Risk

For the year ended December 31, 2019 and the six months ended June 30, 2020, approximately 22% and 18%, respectively, of our revenue was derived from outside of the United States. Approximately 53% and 52% of our international revenue for the year ended December 31, 2019 and the six months ended June 30, 2020, respectively, was derived from international OTT subscribers. Such subscribers pay, at the time of subscribing or renewing any subscription, the U.S. dollar equivalent price therefor denominated in their home currency at the then-existing exchange rate. While we believe that the impact of such currency fluctuations to date have been immaterial, fluctuations in currency exchange rates in the future may have a material adverse effect on our results of operations.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT OF CURIOSITYSTREAM

The following table and accompanying footnotes set forth information with respect to the beneficial ownership of CuriosityStream’s common stock and preferred stock, as of September 21, 2020, for (1) each person known by CuriosityStream to be the beneficial owner of more than 5.0% of CuriosityStream’s outstanding common stock or preferred stock, (2) each member of CuriosityStream’s board of directors that beneficially owns CuriosityStream common stock or preferred stock, (3) each of CuriosityStream’s named executive officers that beneficially owns CuriosityStream common stock or preferred stock and (4) all of the members of CuriosityStream’s board of directors and executive officers as a group. As of September 21, 2020, CuriosityStream had 20,000,000 shares of common stock outstanding, all of which constituted shares of CuriosityStream’s Class B common stock held by HFM, and 14,557,000 shares of preferred stock outstanding, owned by 89 holders of record.

The number of shares and the percentages of beneficial ownership below are based on the number of shares of CuriosityStream common stock and preferred stock issued and outstanding as of September 21, 2020. In computing the number of shares of common stock and preferred stock beneficially owned by a person and the percentage ownership of such person, CuriosityStream deemed to be outstanding all shares of common stock subject to options held by the person that are currently exercisable or exercisable within sixty (60) days of September 21, 2020. CuriosityStream did not deem such shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC. A person is a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power,” which includes the power to dispose of or to direct the disposition of the security or has the right to acquire such powers within sixty (60) days.

Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned common stock and preferred stock. Further, unless otherwise noted in the footnotes to the following table, the address for each listed stockholder is: c/o CuriosityStream Inc., 8484 Georgia Ave., Suite 700, Silver Spring, Maryland, 20910.

	Class B Common Stock		Preferred Stock
Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Class	Number of Shares Beneficially Owned	Percentage of Class
Principal Stockholders:
Hendricks Factual Media LLC(1)	20,000,000	100%	6,500,000	44.7%
TimesSquare Capital Management, LLC(2)	—	—	2,000,000	13.7%
Blum Capital Ventures LLC(3)	—	—	1,500,000	10.3%
Hendrick Carlson Descendants Trust(4)	—	—	1,000,000	6.9%
American Financial Group, Inc.(5)	—	—	800,000	5.5%
Directors and Named Executive Officers:
John Hendricks(1)	20,000,000	100%	6,500,000	44.7%
Clint Stinchcomb	—	—	—	—
Matthew Blank	—	—	—	—
Elizabeth Hendricks	—	—	—	—
Patrick Keeley(6)	—	—	25,000	*
Tia Cudahy	—	—	—	—
Colleen Slear(7)	—	—	—	—
Devin Emery	—	—	—	—
Directors and Executive Officers as a group (10 individuals)

____________

*        Less than 1% of the outstanding shares of the class of stock.

(1)      Consists of 20,000,000 shares of Class B common stock and 6,500,000 shares of preferred stock. Such shares of preferred stock will automatically convert into approximately 10,855,000 shares of CuriosityStream’s Class A common stock immediately prior to the consummation of the merger. John Hendricks, the Chairman of CuriosityStream’s board of directors, is the manager of Hendricks Factual Media LLC (“HFM”) and holds voting and dispositive power over the securities of CuriosityStream held by HFM. As a result, John Hendricks may be deemed to be the beneficial owner of the securities held of record by HFM.

(2)      Consists of 2,000,000 shares of preferred stock, which will automatically convert into approximately 3,340,000 shares of CuriosityStream’s Class A common stock immediately prior to the consummation of the merger. The principal office or business address of TimesSquare Capital Management, LLC is 7 Times Square, 42nd Floor, New York, NY 10036.

(3)      Consists of 1,500,000 shares of preferred stock, which will automatically convert into approximately 2,505,000 shares of CuriosityStream’s Class A common stock immediately prior to the consummation of the merger. Richard Blum, a former member of CuriosityStream’s board of directors, is the Chairman of Blum Capital Ventures LLC (“Blum Capital”) and holds voting and dispositive power over the securities of CuriosityStream held by Blum Capital. The principal office or business address of Blum Capital is 909 Montgomery St., Suite 400, San Francisco, CA 94133.

(4)      Robert C. Rice, Jr. is the trustee of the Hendrick Carlson Descendants Trust established on May 18, 2016 and as such has sole voting and dispositive power over these shares of preferred stock. Consists of 1,000,000 shares of preferred stock, which will automatically convert into approximately 1,670,000 shares of CuriosityStream’s Class A common stock immediately prior to the consummation of the merger. The principal office or business address of the Hendrick Carlson Descendants Trust is 6000 Monroe Road, Charlotte, NC 28212.

(5)      Consists of 800,000 shares of preferred stock, which will automatically convert into approximately 1,336,000 shares of CuriosityStream’s Class A common stock immediately prior to the consummation of the merger. The principal office or business address of American Financial Group, Inc. is 301 E. Fourth St. Cincinnati, OH 45202.

(6)      Consists of 25,000 shares of preferred stock, which will automatically convert into 41,750 shares of CuriosityStream’s Class A common stock immediately prior to the consummation of the merger.

(7)      Ms. Slear left CuriosityStream effective as of March 31, 2020.

MANAGEMENT OF CURIOSITYSTREAM AFTER THE MERGER

References in this section to “we,” “our,” “us” and the “Company” generally refer to CuriosityStream Inc., prior to the merger and New CuriosityStream after giving effect to the merger.

Management and Board of Directors

Software Acquisition Group and CuriosityStream anticipate that the current executive officers and directors of CuriosityStream will become the executive officers and directors of New CuriosityStream. The following persons are expected to serve as New CuriosityStream’s executive officers and directors following the merger. For biographical information concerning the executive officers and directors, other than Jonathan Huberman and Mike Nikzad, see “Management of CuriosityStream” For biographical information concerning Jonathan Huberman and Mike Nikzad, see “Management of Software Acquisition Group — Directors and Executive Officers.”

Name	Age	Position
John Hendricks	68	Chairman of the Board
Clint Stinchcomb	53	President and Chief Executive Officer, Director
Jason Eustace	50	Chief Financial Officer and Treasurer
Tia Cudahy	56	Chief Operating Officer, General Counsel and Secretary
Devin Emery	30	Chief Product Officer and EVP Content Strategy(1)
Elizabeth Hendricks	37	Director
Patrick Keeley	71	Director
Matthew Blank	70	Director
Jonathan Huberman	55	Director
Mike Nikzad	56	Director

____________

(1)      Mr. Emery is expected to assume the role of Chief Product Officer and EVP Content Strategy of CuriosityStream prior to the closing of the merger.

Corporate Governance

We will structure our corporate governance in a manner Software Acquisition Group and CuriosityStream believe will closely align our interests with those of our stockholders following the merger. Notable features of this corporate governance include:

•        we will have independent director representation on our audit, compensation and nominating and corporate governance committees immediately at the time of merger, and our independent directors will meet regularly in executive sessions without the presence of our corporate officers or non-independent directors;

•        at least one of our directors will qualify as an “audit committee financial expert” as defined by the SEC; and

•        we will implement a range of other corporate governance best practices, including placing limits on the number of directorships held by its directors to prevent “overboarding” and implementing a robust director education program.

Role of Board in Risk Oversight

The board of directors has extensive involvement in the oversight of risk management related to us and our business and accomplishes this oversight through the regular reporting to the board of directors by the audit committee. The audit committee represents the board of directors by periodically reviewing our accounting, reporting and financial practices, including the integrity of our financial statements, the surveillance of administrative and financial controls and our compliance with legal and regulatory requirements. Through its regular meetings with management, including the finance, legal, internal audit and information technology functions, the audit committee reviews and discusses all significant areas of our business and summarizes for the board of directors all areas of risk and the appropriate mitigating factors. In addition, our board of directors receives periodic detailed operating performance reviews from management.

Composition of the New CuriosityStream Board of Directors After the Merger

Our business and affairs will be managed under the direction of our board of directors. The number of directors will be fixed by our board of directors, subject to the terms of our amended and restated certificate of incorporation and amended and restated bylaws that will be in effect upon completion of the Merger. Upon the closing of the Merger, our board of directors will consist of seven (7) directors.

Board Committees

After the completion of the merger, the standing committees of our board of directors will consist of an audit committee, a compensation committee and a nominating and corporate governance committee. Our board of directors may from time to time establish other committees.

Our president and chief executive officer and other executive officers will regularly report to the non-executive directors and the audit, compensation and nominating and corporate governance committees to ensure effective and efficient oversight of our activities and to assist in proper risk management and the ongoing evaluation of management controls. We believe that the leadership structure of our board of directors provides appropriate risk oversight of our activities given the controlling interests held by HFM.

Audit Committee

Upon the completion of the merger, we expect to have an audit committee, consisting of Jonathan Huberman, who will be serving as the chairperson, Patrick Keeley and Mike Nikzad. Each proposed member of the audit committee qualifies as an independent director under the NASDAQ corporate governance standards and the independence requirements of Rule 10A-3 of the Exchange Act. Following the merger, our board of directors will determine which member of our audit committee qualifies as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K and possesses financial sophistication, as defined under the rules of the NASDAQ.

The purpose of the audit committee will be to prepare the audit committee report required by the SEC to be included in our proxy statement and to assist our board of directors in overseeing and monitoring (1) the quality and integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) our independent registered public accounting firm’s qualifications and independence, (4) the performance of our internal audit function and (5) the appointment, retention, compensation and performance of our independent registered public accounting firm.

Our board of directors will adopt a written charter for the audit committee which will be available on our website upon the completion of the merger.

Compensation Committee

Upon the completion of the merger, we expect to have a compensation committee, consisting of Patrick Keeley, who will be serving as the chairperson, Elizabeth Hendricks and Jonathan Huberman. Each proposed member of the compensation committee qualifies as an independent director under the NASDAQ corporate governance standards.

The purpose of the compensation committee is to assist our board of directors in discharging its responsibilities relating to (1) setting our compensation program and compensation of our executive officers and directors, (2) monitoring our incentive and equity-based compensation plans and (3) preparing the compensation committee report required to be included in our proxy statement under the rules and regulations of the SEC.

Our board of directors will adopt a written charter for the compensation committee which will be available on our website upon the completion of the merger.

Nominating and Corporate Governance Committee

Upon the completion of the merger, we expect to have a nominating and corporate governance committee, consisting of Matthew Blank, who will be serving as the chairperson, Elizabeth Hendricks and Mike Nikzad. Each proposed member of the nominating and corporate governance committee qualifies as an independent director under the NASDAQ corporate governance standards.

The purpose of our nominating and corporate governance committee will be to assist our board of directors in discharging its responsibilities relating to (1) identifying individuals qualified to become new board of directors members, consistent with criteria approved by the board of directors, (2) reviewing the qualifications of incumbent directors to determine whether to recommend them for reelection and selecting, or recommending that the board of directors select, the director nominees for the next annual meeting of stockholders, (3) identifying board of directors members qualified to fill vacancies on any board of directors committee and recommending that the board of directors appoint the identified member or members to the applicable committee, (4) reviewing and recommending to the board of directors corporate governance principles applicable to us, (5) overseeing the evaluation of the board of directors and management and (6) handling such other matters that are specifically delegated to the committee by the board of directors from time to time.

Our board of directors will adopt a written charter for the nominating and corporate governance committee which will be available on our website upon completion of the merger.

Code of Business Conduct

We will adopt a new code of business conduct that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer, which will be available on our website upon the completion of the merger. Our code of business conduct is a “code of ethics,” as defined in Item 406(b) of Regulation S-K. Please note that our Internet website address is provided as an inactive textual reference only. We will make any legally required disclosures regarding amendments to, or waivers of, provisions of our code of ethics on our Internet website.

Compensation Committee Interlocks and Insider Participation

No member of the compensation committee was at any time during fiscal year 2019, or at any other time, one of our officers or employees. None of our executive officers has served as a director or member of a compensation committee (or other committee serving an equivalent function) of any entity, one of whose executive officers served as a director of our board of directors or member of our compensation committee.

Compensation of Directors and Officers

Overview

Following the closing of the merger, we expect New CuriosityStream’s executive compensation program to be consistent with CuriosityStream’s existing compensation policies and philosophies, which are designed to:

•        attract, retain and motivate senior management leaders who are capable of advancing our mission and strategy and ultimately, creating and maintaining our long-term equity value. Such leaders must engage in a collaborative approach and possess the ability to execute our business strategy in an industry characterized by competitiveness and growth;

•        reward senior management in a manner aligned with our financial performance; and

•        align senior management’s interests with our equity owners’ long-term interests through equity participation and ownership.

Following the closing of the merger, decisions with respect to the compensation of our executive officers, including our named executive officers, will be made by the compensation committee of our board of directors. The following discussion is based on the present expectations as to the compensation of our named executive officers and directors following the merger. The actual compensation of our named executive officers will depend on the judgment of the members of the compensation committee and may differ from that set forth in the following discussion.

We anticipate that compensation for our executive officers will have the following components: base salary, cash bonus opportunities, long-term incentive compensation, broad-based employee benefits, and severance benefits. Base salaries, broad-based employee benefits, and severance benefits will be designed to attract and retain senior management talent. We will also use annual cash bonuses and long-term equity awards to promote performance-based pay that aligns the interests of our named executive officers with the long-term interests of our equity-owners and to enhance executive retention.

Base Salary

Mr. Stinchcomb’s salary will be as set forth in his employment agreement, described below, for the term of the agreement. We expect that our other named executive officers’ base salaries in effect prior to the merger will continue as described under “Management of CuriosityStream,” subject to adjustments made in connection with the compensation committee’s annual review of the named executive officers’ base salaries.

Annual Bonuses

Mr. Stinchcomb’s annual bonus will be as set forth in his employment agreement, described below, for the term of the agreement. We expect that New CuriosityStream will use annual cash incentive bonuses for the named executive officers to motivate their achievement of short-term performance goals and tie a portion of their cash compensation to performance. We expect that, near the beginning of each year, the compensation committee will select the performance targets, target amounts, target award opportunities and other terms and conditions of annual cash bonuses for the named executive officers, subject to the terms of their employment agreements. Following the end of each year, the compensation committee will determine the extent to which the performance targets were achieved and the amount of the award that is payable to the named executive officers.

Stock-Based Awards

We expect New CuriosityStream to use stock-based awards in future years to promote our interests by providing these executives with the opportunity to acquire equity interests as an incentive for their remaining in our service and aligning the executives’ interests with those of the company’s equity holders. Stock-based awards will be awarded in future years under the Omnibus Incentive Plan, which has been adopted by Software Acquisition Group’s board of directors and is being submitted to Software Acquisition Group’s stockholders for approval at the Special Meeting. For a description of the Omnibus Incentive Plan, please see “Proposal No. 13 — Approval of the CuriosityStream Inc. 2020 Omnibus Incentive Plan — Summary of Material Terms of the Omnibus Incentive Plan.”

Other Compensation

We expect New CuriosityStream to continue to maintain various employee benefit plans currently maintained by CuriosityStream, including medical, dental, vision, life insurance and 401(k) plans, paid vacation, sick leave and holidays and employee assistance program benefits in which the named executive officers will participate.

Director Compensation

Following the merger, non-employee directors of CuriosityStream will receive varying levels of compensation for their services as directors and members of committees of CuriosityStream’s board of directors. We anticipate determining director compensation in accordance with industry practice and standards.

Employment Agreements

Clint Stinchcomb

In connection with the merger and effective as of the closing, CuriosityStream and Clint Stinchcomb have entered into an employment agreement under which he will serve as Chief Executive Officer of CuriosityStream after the closing for an initial term of four years, subject to automatic renewal for an additional one-year period unless CuriosityStream or Mr. Stinchcomb provides 180 days’ prior written notice that the initial term shall not be extended. Pursuant to his employment agreement, Mr. Stinchcomb will receive an initial base salary of $490,000, with annual increases of at least 5% each year. If CuriosityStream’s revenue for the year ending on December 31, 2020 is $39,500,000 or more, then Mr. Stinchcomb’s base salary shall increase to $590,000; if CuriosityStream’s revenue for the year ending on December 31, 2021 is $75,000,000 or more, then Mr. Stinchcomb’s base salary shall increase to $690,000; and if CuriosityStream’s revenue for the year ending on December 31, 2022 is $140,000,000 or more, then Mr. Stinchcomb’s base salary shall increase to $790,000. For purposes of the agreement “revenue” means CuriosityStream’s total revenue, calculated in accordance with CuriosityStream’s customary accounting practices, consistently applied.

Under his employment agreement, Mr. Stinchcomb shall be eligible to receive a bonus based on a formula and performance criteria approved by, and the achievement of which is determined by, the Compensation Committee of the CuriosityStream board of directors; provided that the target cash bonus is 100% of his base salary, subject to performance conditions described hereafter and his continued employment through December 31 of the applicable performance year. Mr. Stinchcomb’s 100% annual bonus target shall be divided equally between CuriosityStream’s achievement of revenue targets (with such revenue targets being $36,000,000 for the year ending on December 31, 2020, $71,000,000 for the year ending on December 31, 2021, and $136,000,000 for the year ending on December 31, 2022) and net income or loss targets, which shall be determined for calendar years 2021 and 2022 following consultation with the compensation committee prior to the beginning of the calendar year. The performance criteria for the years following the year ending on December 31, 2022, shall be established by the compensation committee in consultation with Mr. Stinchcomb. Mr. Stinchcomb shall be entitled to his bonus for the last year of his employment, regardless of his separation date, unless he is terminated for “cause” (as defined therein) or resigns without “good reason” (as defined below). Mr. Stinchcomb will be eligible to participate in the employee benefit plans of CuriosityStream as CuriosityStream may maintain from time to time, subject to the terms of those plans.

“Good Reason” is defined in the employment agreement as, without Mr. Stinchcomb’s consent, (i) a material diminution in Mr. Stinchcomb’s duties or position, (ii) Mr. Stinchcomb’s base salary or annual target bonus opportunity is reduced below the amounts specified herein (except for across-the-board reductions applicable to senior executives of CuriosityStream generally); or (iii) a material breach of the employment agreement by CuriosityStream; provided, however, that it shall be a prerequisite of any such termination for good reason that Mr. Stinchcomb shall have given CuriosityStream written notice within thirty (30) days following the event or events giving rise to good reason, specifying in reasonable detail the nature and circumstances of such Good Reason, and given CuriosityStream thirty (30) days to cure any such good reason prior to any such termination.

Upon the closing of a transaction resulting in a “change in control” (as defined below) of CuriosityStream at a valuation of $1 billion or more, at any time prior to the third anniversary of the date of the closing of the merger, Mr. Stinchcomb will be entitled to a bonus equal to $2,000,000, subject to Mr. Stinchcomb’s continued employment by CuriosityStream at the time of the change in control or Mr. Stinchcomb’s termination without “cause” or for “good reason” within the six (6) months prior to the change in control. “Change in Control” is defined as the first to occur of a “change in the ownership of a corporation” or a “change in the ownership of a substantial portion of the assets of a corporation,” as defined in the Treasury Regulations promulgated under Section 409A of the Internal Revenue Code.

CuriosityStream will grant Mr. Stinchcomb Software Acquisition Group Options, restricted stock units in Software Acquisition Group or a combination thereof, or other equity-based awards. CuriosityStream and Software Acquisition Group anticipate that these equity grants, when taken together with the stock options issued under the Stock Option Plan and other equity awards otherwise granted to Mr. Stinchcomb in connection with the merger, will entitle Mr. Stinchcomb to approximately 5.9% of Software Acquisition Group’s common stock, calculated on a fully diluted basis on the closing date. If Mr. Stinchcomb is terminated without “cause” or resigns for “good reason,” or dies or becomes disabled, all unvested equity awards shall accelerate and become immediately exercisable.

If Mr. Stinchcomb’s employment is terminated for death or “disability” (as defined in the employment agreement), he will be entitled to receive the portion of the bonus due for the year of separation, from the start of the year through the date of termination of employment, based on actual performance. If Mr. Stinchcomb’s employment is terminated by CuriosityStream without cause (and not due to disability) or for good reason, (i) CuriosityStream shall pay Mr. Stinchcomb his base salary for the balance of the term, but in no event for less than eighteen (18) months or in excess of thirty-six (36) months, without regard to any reduction that results in good reason, subject to Mr. Stinchcomb complying with restrictive covenants; (ii) Mr. Stinchcomb will also receive COBRA continuation coverage for CuriosityStream health insurance benefits in which Mr. Stinchcomb and his immediately family participate at the same rate made available to similarly situated senior executive for the remainder of the term of the employment agreement; and (iii) Mr. Stinchcomb will be eligible to receive each annual bonus to which he would have been entitled over the remainder of the initial term or renewal term, as applicable, based on actual performance achieved and with a target of 100% of base salary. Severance under Mr. Stinchcomb’s employment agreement is subject to his execution and non-revocation of a release of claims.

Mr. Stinchcomb’s employment agreement provides that, if he receives payments or benefits that would be subject to the excise tax on excess parachute payments imposed by Section 4999 of the Code, then either (i) such payments shall be delivered in full, or (ii) the aggregate amount of the payments and benefits will be reduced so that the present value of all payments constituting “parachute payments” is equal to 2.99 times his “base amount,” whichever results in the receipt of Mr. Stinchcomb of the greatest amount of payments or benefits on an after-tax basis.

Mr. Stinchcomb will be bound by certain restrictive covenant provisions. Specifically, Mr. Stinchcomb’s employment agreement contains provisions requiring the non-disclosure of confidential information and trade secrets. Mr. Stinchcomb’s agreement also contains non-competition provisions that prohibit him from engaging, directly or indirectly, in any “competing business” (as defined therein), during the term of his employment and for eighteen (18) months following his termination (the “Restricted Period”). Mr. Stinchcomb’s agreement contains provisions prohibiting the solicitation of any customer, supplier or vender with which CuriosityStream and its affiliates have a business relationship, and the solicitation, recruitment or hiring of (or the attempt to solicit, recruit or hire) any employee of CuriosityStream and its affiliates or to inducement or attempt to induce any employee or independent contractor to leave employment or cease doing business with CuriosityStream and its affiliates, in each case during the Restricted Period. Mr. Stinchcomb’s agreement contains a provision prohibiting the inducement of any customer, client, vendor or supplier or other contracting party or business party to discontinue, terminate, cancel, disrupt or not renew a business relationship or transaction, or to otherwise interfere with a business relationship or transaction between any such parties and CuriosityStream and its affiliates, during the Restricted Period.

THE MERGER

The following is a discussion of the merger and the material terms of the merger agreement among Software Acquisition Group, Merger Sub and CuriosityStream. You are urged to read carefully the merger agreement in its entirety, a copy of which is attached as Annex A to this proxy statement. This summary does not purport to be complete and may not contain all of the information about the merger agreement that is important to you. We encourage you to read the merger agreement carefully and in its entirety. This section is not intended to provide you with any factual information about Software Acquisition Group or CuriosityStream. Such information can be found elsewhere in this proxy statement.

Terms of the Merger

Transaction Structure

Software Acquisition Group’s and CuriosityStream’s respective boards of directors have approved the merger agreement. The merger agreement provides for the merger of CuriosityStream with and into Merger Sub a wholly owned subsidiary of Software Acquisition Group, with CuriosityStream surviving the merger as a wholly owned subsidiary of Software Acquisition Group.

Merger Consideration

Each share of CuriosityStream preferred stock issued and outstanding immediately prior to the effective time of the merger (other than shares owned by CuriosityStream as treasury stock) will be converted into a number of shares of CuriosityStream common stock in accordance with the certificate of designation of the CuriosityStream preferred stock as amended to the date of the merger.

Each share of CuriosityStream common stock issued and outstanding immediately prior to the effective time of the merger (other than shares owned by CuriosityStream as treasury stock or any dissenting shares) will be converted into the right to receive a number of shares of Class A Common Stock (i)(a)(x) $302,098,500 divided by (y) an amount equal to the value of the funds in Software Acquisition Group’s Trust Account (net of certain taxes payable) as of the close of business on the business day prior to closing divided by the number of outstanding shares of Class A Common Stock (the amount in this clause (a)(y) being referred to as the “Reference Price”), plus (if positive) or minus (if negative) (b)(x) an amount equal to the sum of estimated working capital and closing cash of CuriosityStream net of estimated indebtedness of CuriosityStream and amounts being escrowed for working capital adjustments to be performed post-closing and indemnification obligations of CuriosityStream, divided by (y) the Reference Price, divided by (ii) the number of shares of common stock outstanding at the effective time of the merger. No fractional shares of Class A Common Stock will be issued, instead, fractions will be rounded to the nearest whole share, with a fraction of 0.5 outstanding shares rounded up and will instead be paid out in cash in accordance with the merger agreement. Because the final merger consideration will be determined as of two (2) business days prior to the closing of the merger, holders of Class A Common Stock will not know at the time of the vote the number of shares that will be issued to holders of CuriosityStream common stock. See “The Merger Agreement — Consideration of the CuriosityStream stockholders in the Business Combination.”

Conversion of Shares; Exchange Procedures

The conversion of CuriosityStream common stock into the right to receive the merger consideration will occur automatically at the effective time of the merger. As soon as reasonably practicable after the effective time of the merger, New CuriosityStream will exchange shares of CuriosityStream common stock for merger consideration to be received in the merger pursuant to the terms of the merger agreement.

Certificates and Letters of Transmittal

Concurrently with the mailing of this proxy statement, CuriosityStream will send, or cause to be sent, a letter of transmittal to each holder of record of shares of CuriosityStream common stock immediately prior to the effective time of the merger. This mailing will contain instructions on how to surrender shares of CuriosityStream common stock in exchange for the merger consideration the holder is entitled to receive under the merger agreement. From and after the effective time, CuriosityStream stockholders who properly surrender their shares to New CuriosityStream, together with a properly completed and duly executed letter of transmittal, and such other documents as may be required pursuant to such instructions, will receive for each share of CuriosityStream common stock the merger consideration.

Dissenting Shares

Shares held by CuriosityStream stockholders who have perfected and not lost their right to demand appraisal of their shares in accordance with the procedures and requirements of Section 262 of the DGCL will not be converted into the right to receive the merger consideration, and such CuriosityStream stockholders will instead be entitled only to the rights granted by Section 262 of the DGCL. If any such CuriosityStream stockholder withdraws or loses his or her appraisal rights under Section 262 of the DGCL, the shares of CuriosityStream capital stock held by such CuriosityStream stockholder will be deemed to be converted, as of the effective time, into the right to receive the merger consideration.

Lost, Stolen or Destroyed Stock Certificates

If a certificate for CuriosityStream common stock has been lost, stolen or destroyed, New CuriosityStream will issue the merger consideration properly payable under the merger agreement upon receipt of an affidavit as to that loss, theft or destruction, any other appropriate evidence as to the ownership of that certificate by the claimant and appropriate and customary indemnification as may be requested by New CuriosityStream.

Unaudited Prospective Financial Information of CuriosityStream

CuriosityStream does not, as a matter of course, make public projections as to future earnings, subscribers or other results. However, CuriosityStream’s senior management prepared and provided to CuriosityStream’s board of directors, CuriosityStream’s financial advisors and Software Acquisition Group certain internal, unaudited prospective financial information in connection with the evaluation of the merger. CuriosityStream’s senior management prepared such financial information based on CuriosityStream’s senior management’s judgement and assumptions regarding the future financial performance of CuriosityStream. The inclusion of the below information should not be regarded as an indication that CuriosityStream or any other recipient of this information considered — or now considers — it to be necessarily predictive of actual future results.

The unaudited prospective financial information is subjective in many respects. As a result, there can be no assurance that the prospective results will be realized or that actual results will not be significantly higher or lower than estimated. Since the unaudited prospective financial information covers multiple years, that information by its nature becomes less predictive with each successive year.

While presented in this proxy statement with numeric specificity, the information set forth in the summary below was based on numerous variables and assumptions that are inherently uncertain and may be beyond the control of CuriosityStream’s management, including, among other things, the matters described in the sections entitled “Forward-Looking Statements; Market, Ranking and Other Industry Data” and “Risk Factors.” CuriosityStream believes the assumptions in the prospective financial information were reasonable at the time the financial information was prepared, given the information CuriosityStream had at the time. However, important factors that may affect actual results and cause the results reflected in the prospective financial information not to be achieved include, among other things, risks and uncertainties relating to CuriosityStream’s business, industry performance, the regulatory environment, and general business and economic conditions. The prospective financial information also reflects assumptions as to certain business decisions that are subject to change. The unaudited prospective financial information was not prepared with a view toward public disclosure or compliance with the published guidelines of the SEC, or the guidelines established by the American Institute of Certified Public Accountants for the preparation and presentation of financial forecasts but, in the view of CuriosityStream’s management, was prepared on a reasonable basis, reflects the best currently available estimates and judgments, and presents, to the best of management’s knowledge and belief, the expected course of action and the expected future financial performance of CuriosityStream. However, this information is not fact and should not be relied upon as being necessarily indicative of future results, and readers of this proxy statement are cautioned not to place undue reliance on the prospective financial information.

Neither Ernst & Young LLP, CuriosityStream’s independent registered public accounting firm, nor Marcum LLP, Software Acquisition Group Inc.’s independent registered public accounting firm, or any other audit firm, has compiled, examined or performed any procedures with respect to the accompanying prospective financial information and, accordingly, they have not expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the prospective financial information. The reports of Ernst & Young LLP and Marcum LLP included in this proxy statement relate to historical financial information. The reports do not extend to the unaudited prospective financial information and should not be read to do so.

Except as required by applicable securities laws, CuriosityStream does not intend to make publicly available any update or other revision to the prospective financial information. The prospective financial information does not take into account any circumstances or events occurring after the date that information was prepared. Readers of this proxy statement are cautioned not to place undue reliance on the unaudited prospective financial information set forth below. None of CuriosityStream, Software Acquisition Group nor any of their respective affiliates, officers, directors, advisors or other representatives has made or makes any representation to any CuriosityStream stockholder, Software Acquisition Group stockholder or any other person regarding ultimate performance compared to the information contained in the prospective financial information or that financial and operating results will be achieved.

Certain of the measures included in the prospective financial information may be considered non-GAAP financial measures. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as used by CuriosityStream may not be comparable to similarly titled amounts used by other companies. Financial measures provided to a financial advisor in connection with a business combination transaction are excluded from the definition of non-GAAP financial measures and therefore are not subject to SEC rules regarding disclosures of non-GAAP financial measures, which would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure. Accordingly, we have not provided a reconciliation of the financial measures.

The following table sets forth certain summarized prospective financial information regarding CuriosityStream for 2019, 2020, 2021, 2022, 2023, 2024 and 2025:

	Year Ended December 31,
(in millions)	2019 (Actual)	2020 (Forecast)	2021 (Forecast)	2022 (Forecast)	2023 (Forecast)	2024 (Forecast)	2025 (Forecast)
Revenue	$18.0	$39.5	$71.1	$136.0	$202.6	$289.0	$393.9
Adjusted OIBDA(1)	$(43.2)	$(26.0)	$(13.3)	$17.1	$46.0	$81.7	$132.0
Total Subscribers(2)	11.3	32.0	43.2	66.3	79.1	106.6	123.3

____________

(1)      Adjusted OIBDA is defined as operating income excluding: (i) employee share-based compensation, (ii) depreciation and amortization (not content), (iii) restructuring and other charges, (iv) certain impairment charges, (v) gains and losses on business and asset dispositions, and (vi) other items impacting comparability, such as the non-cash settlement of a withholding tax claim.

(2)      Total Subscribers is the aggregate number of our subscribers across our platforms including: Direct to Consumer, Partner Direct, Corporate / Education and Bundled Distribution as set forth below:

	Year Ended December 31,
(in millions)	2019 (Actual)	2020 (Forecast)	2021 (Forecast)	2022 (Forecast)	2023 (Forecast)	2024 (Forecast)	2025 (Forecast)
Bundled Distribution	10.7	30.5	41.0	62.0	73.1	97.1	110.1
Direct to Consumer & Partner Direct	0.5	0.9	1.2	1.7	2.1	2.6	3.2
Corporate Education	0.1	0.6	1.0	2.6	3.9	6.9	10.0
Total	11.3	32.0	43.2	66.3	79.1	106.6	123.3

Background of the Merger

The terms of the Merger Agreement are the result of negotiations between Software Acquisition Group and CuriosityStream and their respective representatives. The following is a brief description of the background of these negotiations.

Software Acquisition Group is a blank check company incorporated in Delaware formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Software Acquisition Group is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.

On March 20, 2019, Software Acquisition Group engaged B. Riley Securities, Inc. (“B. Riley”) pursuant to a non-exclusive engagement letter. In advance of Software Acquisition Group’s IPO, members of the Software Acquisition Group management team engaged in discussions with other investment bankers regarding a potential engagement related to the IPO but ultimately decided to move forward with B. Riley due to its extensive experience with Special Purpose Acquisition Companies as well as its knowledge and experience in the small cap technology space.

In June 2019, the Sponsor purchased an aggregate of 3,593,750 of its Founder Shares, par value $0.0001 per share, for an aggregate purchase price of $25,000, or approximately $0.007 per share. In November 2019, Software Acquisition Group effected a stock dividend for 0.04 share for each Founder Share outstanding, resulting in the Sponsor holding an aggregate of 3,737,500 Founder Shares.

On November 22, 2019, Software Acquisition Group completed its IPO of 14,950,000 units, which included the full exercise by the underwriter of the over-allotment option to purchase an additional 1,950,000 units, at a price of $10.00 per unit, which generated gross proceeds of $149,500,000. Each unit consists of one share of Class A Common Stock, par value $0.0001, and one-half of one warrant. Each whole warrant entitles the holder thereof to purchase one share of Class A Common Stock at a price of $11.50 per share, subject to certain adjustments.

At the completion of Software Acquisition Group’s IPO, Software Acquisition Group paid B. Riley a fee of approximately $2,900,000. Pursuant to the underwriting agreement entered into in connection with its IPO, Software Acquisition Group also agreed to pay B. Riley a fee of approximately $5,200,000 out of the proceeds held in the trust account at the successful consummation of its initial business combination. Software Acquisition Group informally engaged B. Riley to provide financial advisory services in connection with the merger for no additional consideration. B. Riley has not been engaged by CuriosityStream in the past two years and received no fees from them.

Concurrently with the completion of Software Acquisition Group’s IPO, the Sponsor purchased an aggregate of 4,740,000 warrants at a price of $1.00 per warrant, or $4,740,000 in the aggregate. The purchase price of the private placement warrants was added to the net proceeds of Software Acquisition Group’s IPO and placed in the Trust Account such that the Trust Account held $149,500,000 at the time of closing of Software Acquisition Group’s IPO. Each whole private placement warrant entitles the holder thereof to purchase one share of Class A Common Stock at a price of $11.50 per share, subject to certain adjustments.

Prior to the consummation of its initial public offering, neither Software Acquisition Group, nor anyone on its behalf, contacted any prospective target business or had any substantive discussions, formal or otherwise, with respect to such a transaction with Software Acquisition Group.

After the initial public offering, Software Acquisition Group initiated contact with more than forty (40) potential targets, including privately held assets and assets or divisions owned by publicly traded companies, with revenues ranging from approximately $30 million to $400 million, and/or their advisors. Of those potential targets, Software Acquisition Group conducted additional due diligence with respect to an additional four (4).

One of the potential targets, Company A, was a financial services software platform. Software Acquisition Group conducted substantial due diligence of Company A, including review of historic and budgeted financial statements. Representatives of Software Acquisition Group met with representatives of Company A in person three (3) times and via conference call an additional six (6) times to discuss deal terms and due diligence questions. Moving forward with the potential combination with Company A was conditioned upon Company A and a competitor of Company A merging prior to Software Acquisition Group’s acquisition of Company A. As of the date that Software Acquisition Group entered into the merger agreement and, to Software Acquisition Group’s knowledge, through the date of this proxy statement, Company A and its competitor had not reached acceptable terms for a combination.

Another target, Company B, was a healthcare related testing platform with a focus on vaccine testing related to the COVID-19 pandemic. Software Acquisition Group conducted due diligence conference calls and a site visit of Company B. Software Acquisition Group ultimately determined that the risks inherent in pursuing Company B, including high levels of competition and the unproven nature of Company B’s product, outweighed the perceived benefits of further pursuing a combination with Company B.

Software Acquisition Group’s third potential target, Company C, was a marketing software and services company. Representatives of Software Acquisition Group conducted substantial due diligence on Company C and met with Company C’s Chief Executive Officer on more than five (5) occasions to discuss terms of a potential combination. Software Acquisition Group and Company C began negotiations in late February 2020, but determined to pause negotiations as a result of the uncertain impact of COVID-19 on Company C’s business. Uncertainty about the impact of COVID-19 remained through the execution of the merger agreement with CuriosityStream and through the date of this proxy statement.

The fourth potential target, Company D, was a mobile phone services company. Representatives of Software Acquisition Group conducted conference calls with the Chief Executive Officer of Company D and sought the advice of a former executive in Company D’s industry to evaluate a potential combination. Prior to the negotiation of a letter of intent with Company D, a third party made an acquisition offer for Company D that was higher than Software Acquisition Group’s estimated valuation and significantly higher than publicly available comparable transactions.

On April 16, 2020 Cole Bader, Vice Chairman at Stifel, contacted Jonathan Huberman to inquire if he had an interest in reviewing an opportunity in the streaming market involving a potential acquisition of CuriosityStream. Mr. Huberman, who has extensive experience in the technology sector, agreed to review the opportunity. Later that day, Mr. Bader introduced Mr. Huberman to John Hendricks, Chairman of CuriosityStream. On April 21, 2020 the two parties signed a non-disclosure agreement. Also on that day, Mr. Huberman spoke with John Waller and Alysa Craig of Stifel to generally discuss Software Acquisition Group with a focus on Software Acquisition Group’s acquisition strategy.

Software Acquisition Group management, represented by Mr. Huberman and Mr. Nikzad, participated in a call conducted as part of a preliminary diligence review of CuriosityStream’s historical and prospective financials as well as its business plan, strategy and market dynamics. John Hendricks, Clint Stinchcomb (CEO, CuriosityStream), Tia Cudahy (COO, CuriosityStream) and Jason Eustace (CFO, CuriosityStream) attended the call as representatives of CuriosityStream. Stifel and B. Riley also attended the call as representatives for CuriosityStream and Software Acquisition Group, respectively.

On April 24, 2020, Mr. Huberman and Mr. Nikzad spoke with the team at Stifel to discuss terms of a potential non-binding letter of intent. On April 27, 2020 Software Acquisition Group delivered a non-binding letter of intent (the “LOI”) to acquire CuriosityStream. The total consideration for the proposed acquisition would be based on comparable public company valuations estimated at four (4) to six (6) times multiple of projected revenues for the twelve (12) months following the anticipated closing date. The metric was derived from the public comparables of peer companies within the industry. The metric’s assumptions included account growth rates, profitability, size and market potential.

On May 5, 2020 Mr. Huberman and Mr. Nikzad had a follow-up call with Stifel to discuss the LOI, including the proposed valuation range.

On May 13, 2020, Mr. Huberman and Mr. Nikzad participated on a due diligence call with CuriosityStream management, which included Mr. Stinchcomb, Ms. Cudahy, Mr. Eustace and Mr. Devin Emery (Head of Growth, CuriosityStream). Stifel and B. Riley also attended the call in their respective representative functions. CuriosityStream and its representatives expressed on this call that they believed the appropriate price range for the acquisition should be between five (5) and six (6) times projected revenues for the twelve (12) months following the anticipated closing date.

On May 22, 2020 Mr. Huberman and Mr. Nikzad had a call with Stifel representatives to discuss and negotiate potential deal structure. B. Riley also attended the call. On the same date, representatives of Software Acquisition Group sent a revised LOI to CuriosityStream with the consideration marked as to be determined.

On May 26, 2020, Mr. Huberman and Mr. Hendricks spoke to negotiate the terms of the LOI. On the same date, Software Acquisition Group spoke to representatives of Stifel regarding the proposed valuation range. Throughout the following two days, Software Acquisition Group and representatives of Stifel continued to discuss the appropriate valuation range for inclusion in the next draft of the LOI.

On May 28, 2020, representatives of CuriosityStream sent Software Acquisition Group a revised LOI with a proposed valuation range of 4.75 to 5.25 times projected revenues for the year ending December 31, 2021.

On May 29, 2020, Mr. Huberman and Mr. Nikzad spoke with Mr. Stinchcomb and Ms. Cudahy regarding the LOI and to perform additional due diligence. Stifel and B. Riley attended the call in their respective representative capacities. On May 30, 2020, Software Acquisition Group sent CuriosityStream a revised LOI including a proposed valuation of 4.5 to 5.25 times projected revenues for the year ending December 31, 2021. On June 1, 2020, Mr. Huberman and Stinchcomb had a follow up conversation regarding the LOI.

On June 2, 2020, the two companies finalized and signed the LOI. The total consideration in this LOI for the Acquisition would be based on comparable public company valuations estimated at 4.5 to 5.25 times the multiple of projected revenues for the calendar year 2021. The metric was derived from the public comparables in the industry taking into account growth rates, profitability, size and market potential.

On June 4, 2020 Mr. Huberman and Mr. Nikzad had a working session call with Stifel and B. Riley representatives to coordinate the process required to complete the proposed transaction.

On June 9 and 10, 2020, Mr. Huberman and Mr. Nikzad met with the CuriosityStream Management team, represented by Mr. Stinchcomb, Mr. Hendricks, Ms. Cudahy, Mr. Eustace, and Mr. Emery, at the CuriosityStream headquarters to perform additional due diligence.

On June 15, 2020, Kirkland & Ellis LLP commenced confirmatory legal due diligence.

On June 19, 2020, Mr. Huberman and Mr. Hendricks negotiated the final points of the deal structure by phone. The call ultimately culminated in an offer by Software Acquisition Group to acquire CuriosityStream for total consideration equivalent to 4.25 times multiple of projected revenues for the calendar year 2021.

On June 24, 2020, Mr. Huberman, Mr. Nikzad, Mr. Eustace and Ms. Cudahy spoke with representatives of CuriosityStream’s auditors, Ernst and Young, and Software Acquisition Group’s auditors, Marcum, to discuss the CuriosityStream audits and associated topics relevant in the diligence and valuation process.

On June 30, 2020, the parties came to a general agreement on the size of the private placement equity investment Software Acquisition Group was contemplating and authorized B. Riley to reach out to certain institutional investors.

On July 2, 2020, Kirkland & Ellis LLP, counsel to Software Acquisition Group, distributed an initial draft of the merger agreement and other agreements necessary to consummate the proposed business combination to CuriosityStream and its attorneys, Arnold & Porter Kaye Scholer LLP.

On July 10, 2020, Arnold & Porter Kaye Scholer LLP, returned a revised draft of the merger agreement that proposed various revisions to the structure of the business combination, including revisions to the representations and warranties of both CuriosityStream and Software Acquisition Group. Arnold & Porter Kaye Scholer LLP furthermore proposed changes to the interim operating covenants, the Omnibus Incentive Plan, and various tax matters.

On July 12, 2020, after having reviewed each of Arnold & Porter Kaye Scholer LLP’s proposed changes, Kirkland & Ellis LLP sent Arnold & Porter Kaye Scholer LLP a revised draft of the merger agreement.

During the week of June 14, 2020, representatives of Software Acquisition Group and CuriosityStream held daily conference calls to discuss the valuation range provided in the LOI. On June 19, 2020, these discussions concluded with an agreed upon valuation of 4.25 times projected revenues for the year ending December 31, 2021. At this valuation, the base exchange value provided for CuriosityStream in the merger agreement was determined to be approximately $302.0 million, based on projected revenues of approximately $71.0 million for the year ending December 31, 2020.

During July 2020, Arnold & Porter Kaye Scholer LLP and Kirkland & Ellis LLP negotiated and finalized various customary aspects of the merger agreement.

On August 6, 2020, Arnold & Porter and Kirkland & Ellis LLP agreed on what became substantially the final form of the merger agreement.

On August 7, 2020, the board of Software Acquisition Group met, reviewed the merger agreement and ancillary documents, and unanimously adopted resolutions (i) determining that it is in the best interests of Software Acquisition Group and its stockholders for Software Acquisition Group to enter into the merger agreement, (ii) adopting the merger agreement and approving Software Acquisition Group’s execution, delivery and performance of the same and the consummation of the transactions contemplated by the merger agreement including the PIPE Issuance and entry into the ancillary documents, and (iii) approving the filing of the proxy statement with the SEC, subject, in each case, to changes to the merger and documentation acceptable to the Chairman of Software Acquisition Group.

On August 7, 2020, certain institutional investors indicated an interest in purchasing the Class A Common Stock for an aggregate amount of $25 million at $10.00 per share.

On August 10, 2020, the parties executed the merger agreement.

On August 11, 2020, a press release was issued announcing the merger. Later that day, Software Acquisition Group filed a current report on Form 8-K attaching the press release and investor presentation.

Recommendation of the Software Acquisition Group Board of Directors and Reasons for the Merger

Software Acquisition Group’s board of directors, in evaluating the merger, consulted with Software Acquisition Group’s management and financial and legal advisors. In reaching its unanimous resolution (i) that the merger agreement and the transactions contemplated thereby are advisable and in the best interests of Software Acquisition Group and its stockholders and (ii) to recommend that the stockholders adopt the merger agreement and approve the business combination and the transactions contemplated thereby, Software Acquisition Group’s board of directors considered a range of factors, including, but not limited to, the factors discussed below. In light of the number and wide variety of factors considered in connection with its evaluation of the merger, Software Acquisition Group’s board of directors did not consider it practicable to, and did not attempt to, quantify or otherwise assign relative weights to the specific factors that it considered in reaching its determination and supporting its decision. Software Acquisition Group’s board of directors viewed its decision as being based on all of the information available and the factors presented to and considered by it. In addition, individual directors may have given different weight to different factors. This explanation of Software Acquisition Group’s reasons for the merger and all other information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors discussed under “Forward-Looking Statements; Market, Ranking and Other Industry Data.”

In approving the merger, Software Acquisition Group’s board of directors determined not to obtain a fairness opinion. The officers and directors of Software Acquisition Group have substantial experience in evaluating the operating and financial merits of companies from a wide range of industries and concluded that their experience and background and sector expertise enabled them to make the necessary analyses and determinations regarding the merger. In addition, Software Acquisition Group’s officers and directors have substantial experience with mergers and acquisitions.

Software Acquisition Group’s board of directors considered a number of factors pertaining to the merger as generally supporting its decision to enter into the merger agreement and the transactions contemplated thereby, including, but not limited to, the following material factors:

•        Growth Prospects.    CuriosityStream is a market leader in an attractive and growing industry with an already successful business and with strong growth prospects within the media and entertainment sector and adjacent markets;

•        Stockholder Liquidity.    The obligation in the merger agreement to have Class A Common Stock issued as merger consideration listed on the NASDAQ, a major U.S. stock exchange, which Software Acquisition Group’s board of directors believes has the potential to offer stockholders greater liquidity;

•        Recurring Revenue Model.    CuriosityStream has a highly attractive multiple revenue stream business model yielding differentiated growth and margin expansion, with subscription and recurring revenues representing approximately 90% of the current total revenue base;

•        Platform Supports Further Growth Initiatives.    CuriosityStream’s services support further expansion of its footprint with existing customers, new customer additions and expansion into new markets and geographic regions in order to facilitate the achievement of revenue growth;

•        Due Diligence.    Due diligence examinations of CuriosityStream and discussions with CuriosityStream’s management and Software Acquisition Group’s financial and legal advisors concerning Software Acquisition Group’s due diligence examination of CuriosityStream;

•        Financial Condition.    Software Acquisition Group’s board of directors also considered factors such as CuriosityStream’s historical financial results, outlook, financial plan and debt structure, as well as the financial profiles of publicly traded companies in the media and entertainment sector and adjacent markets and certain relevant information with respect to companies that had been acquisition targets or received equity financings in transactions similar to the merger. In considering these factors, Software Acquisition Group’s board of directors reviewed CuriosityStream’s recent growth in certain key financial metrics (including certain subscriber and revenue metrics), the current prospects for growth if CuriosityStream achieved its business plans and various historical and current balance sheet items for CuriosityStream. In reviewing these factors, Software Acquisition Group’s board of directors noted that CuriosityStream was well-positioned in its industry for strong future growth;

•        Experienced and Proven Management Team.    CuriosityStream has a strong management team and the senior management of CuriosityStream (including the founders of CuriosityStream) intend to remain with New CuriosityStream in the capacity of officers and/or directors, which will provide helpful continuity in advancing CuriosityStream’s strategic and growth goals;

•        Lock-Up.    Subject to certain exceptions, the directors and officers of CuriosityStream have agreed to be subject to a one-hundred and eighty (180) day lockup in respect of their New CuriosityStream common stock;

•        Other Alternatives.    Software Acquisition Group’s board of directors believes, after a thorough review of other business combination opportunities reasonably available to Software Acquisition Group, that the proposed merger represents the best potential business combination for Software Acquisition Group and the most attractive opportunity for Software Acquisition Group’s management to accelerate its business plan based upon the process utilized to evaluate and assess other potential acquisition targets, and Software Acquisition Group’s board of directors’ belief that such process has not presented a better alternative; and

•        Negotiated Transaction.    The financial and other terms of the merger agreement and the fact that such terms and conditions are reasonable and were the product of arm’s length negotiations between Software Acquisition Group and CuriosityStream.

Software Acquisition Group’s board of directors also considered a variety of uncertainties and risk and other potentially negative factors concerning the merger including, but not limited to, the following:

•        Macroeconomic Risks.    Macroeconomic uncertainty and the effects it could have on the combined company’s revenues;

•        Redemption Risk.    The potential that a significant number of Software Acquisition Group stockholders elect to redeem their shares prior to the consummation of the merger and pursuant to Software Acquisition Group’s existing charter, which would potentially make the merger more difficult or impossible to complete;

•        Stockholder Vote.    The risk that Software Acquisition Group’s stockholders may fail to provide the respective votes necessary to effect the merger;

•        Closing Conditions.    The fact that the completion of the merger is conditioned on the satisfaction of certain closing conditions that are not within Software Acquisition Group’s control;

•        Litigation.    The possibility of litigation challenging the merger or that an adverse judgment granting permanent injunctive relief could indefinitely enjoin consummation of the merger;

•        Listing Risks.    The challenges associated with preparing CuriosityStream, a private entity, for the applicable disclosure and listing requirements to which Software Acquisition Group will be subject as a publicly traded company on the NASDAQ;

•        Benefits May Not Be Achieved.    The risks that the potential benefits of the merger may not be fully achieved or may not be achieved within the expected timeframe;

•        Liquidation of Software Acquisition Group.    The risks and costs to Software Acquisition Group if the merger is not completed, including the risk of diverting management focus and resources from other business combination opportunities, which could result in Software Acquisition Group being unable to effect a business combination by May 22, 2021;

•        Costs Savings and Growth Initiatives May Not be Achieved.    The risk that the cost savings and growth initiatives may not be fully achieved or may not be achieved within the expected timeframe;

•        No Third-Party Valuation.    The risk that Software Acquisition Group did not obtain a third-party valuation or fairness opinion in connection with the merger;

•        The Rights of the Sponsor Pursuant to the Investor Rights Agreement.    The risks relating to the rights granted to the Sponsor pursuant to the Investor Rights Agreement, including such holders’ right to designate up to two of the board of directors following the closing;

•        Software Acquisition Group Stockholders Receiving a Minority Position in CuriosityStream.    The risk that Software Acquisition Group stockholders will hold a minority position in CuriosityStream; and

•        Fees and Expenses.    The fees and expenses associated with completing the merger.

In addition to considering the factors described above, Software Acquisition Group’s board of directors also considered other factors including, without limitation:

•        Interests of Certain Persons.    Some officers and directors of Software Acquisition Group may have interests in the merger. See the section titled “— Interests of Software Acquisition Group’s Directors and Officers in the Merger” beginning on page 144 of this proxy statement.

•        Other Risks Factors.    Various other risk factors associated with the business of CuriosityStream, as described in the section entitled “Risk Factors” appearing elsewhere in this proxy statement.

Software Acquisition Group’s board of directors concluded that the potential benefits that it expected Software Acquisition Group and its stockholders to achieve as a result of the merger outweighed the potentially negative and other factors associated with the merger. Software Acquisition Group’s board of directors also noted that the Software Acquisition Group stockholders would have a substantial economic interest in the combined company (depending on the level of Software Acquisition Group stockholders that sought redemption of their public shares into cash). Accordingly, Software Acquisition Group’s board of directors unanimously determined that the merger and the transactions contemplated by the merger agreement, were advisable and in the best interests of Software Acquisition Group and its stockholders.

Satisfaction of 80% Test

The NASDAQ rules require that Software Acquisition Group’s initial business combination must occur with one or more operating businesses or assets with a fair market value equal to at least 80% of the net assets held in the Trust Account (net of amounts disbursed to management for working capital purposes and excluding the amount of any deferred underwriting discount held in the Trust Account) at the time of Software Acquisition Group’s signing a definitive agreement in connection with its initial business combination. As of August 10, 2020, the date of the execution of the merger agreement, the value of the net assets held in the Trust Account was approximately $150.0 million (excluding approximately $5,232,500 of deferred underwriting discount held in the Trust Account) and 80% thereof represents approximately $120.0 million. In reaching its conclusion that the merger meets the 80% asset test, the Software Acquisition Group’s board of directors used as a fair market value the enterprise value of approximately $331.0 million, which was implied based on the terms of the transactions agreed to by the parties in negotiating the merger agreement. In determining whether the enterprise value described above represents the fair market value of CuriosityStream, Software Acquisition Group’s board of directors considered all of the factors described in this section and the section of this proxy statement entitled “The Merger Agreement” and the fact that the purchase price for CuriosityStream was the result of an arm’s length negotiation. As a result, the Software Acquisition Group’s board of directors concluded that the fair market value of the business acquired was significantly in excess of 80% of the net assets held in the Trust Account (net of amounts disbursed to management for working capital purposes and excluding the amount of any deferred underwriting discount held in the Trust Account).

Interests of Software Acquisition Group’s Directors and Officers in the Merger

In considering the recommendation of the board of directors of Software Acquisition Group to vote in favor of approval of the Business Combination Proposal, the Charter Proposals and the other proposals, stockholders should keep in mind that certain members of the board of directors and executive officers of Software Acquisition Group and the Sponsor, including their directors and executive officers, have interests in such proposals that are different from, or in addition to, those of Software Acquisition Group stockholders generally. In particular:

•        If the merger or another business combination is not consummated by May 22, 2021, Software Acquisition Group will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding public shares for cash and, subject to the approval of its remaining stockholders and its board of directors, dissolving and liquidating. In such event, the 3,737,500 Founder Shares held by the Sponsor, which were acquired for an aggregate purchase price of $25,000 prior to the Software Acquisition Group’s IPO, would be worthless because the holders are not entitled to participate in any redemption or distribution with respect to such shares. Such shares had an aggregate market value of $37,337,625 based upon the closing price of $9.99 per share on the NASDAQ on September 21, 2020, the Special Meeting record date.

•        The Sponsor purchased an aggregate of 4,740,000 private placement warrants from Software Acquisition Group for an aggregate purchase price of $4,740,000 (or $1.00 per warrant). These purchases took place on a private placement basis simultaneously with the consummation of Software Acquisition Group’s IPO. A portion of the proceeds Software Acquisition Group received from these purchases were placed in the Trust Account. Such warrants had an estimated aggregate value of $14,169,400 based on the closing price of $1.16 per public warrant on the NASDAQ on September 21, 2020, the Special Meeting record date. The private placement warrants will become worthless if Software Acquisition Group does not consummate a business combination by May 22, 2021. In connection with the merger, 711,000 of the private placement warrants held by Sponsor will be forfeited and, in connection with such forfeiture and pursuant to the terms of the merger agreement, certain employees of New CuriosityStream as determined by the compensation committee of the New CuriosityStream board of directors will receive fully vested Software Acquisition Group Options, subject to the terms and conditions of the Omnibus Incentive Plan and certain other conditions, as set forth in the merger agreement.

•        Jonathan Huberman will be a member of the board of directors of New CuriosityStream after the closing of the merger. As such, in the future Mr. Huberman will receive any cash fees, stock options or stock awards that the New CuriosityStream board of directors determines to pay to its non-executive directors.

•        Mike Nikzad will be a member of the board of directors of New CuriosityStream after the closing of the merger. As such, in the future Mr. Nikzad will receive any cash fees, stock options or stock awards that the New CuriosityStream board of directors determines to pay to its non-executive directors.

•        If Software Acquisition Group is unable to complete a business combination within the required time period, its executive officers will be personally liable under certain circumstances described herein to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by Software Acquisition Group for services rendered or contracted for or products sold to Software Acquisition Group. If Software Acquisition Group consummates a business combination, on the other hand, Software Acquisition Group will be liable for all such claims.

•        Software Acquisition Group’s officers and directors, and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on Software Acquisition Group’s behalf, such as identifying and investigating possible business targets and business combinations. However, if Software Acquisition Group fails to consummate a business combination within the required period, they will not have any claim against the Trust Account for reimbursement. Accordingly, Software Acquisition Group may not be able to reimburse these expenses if the merger or another business combination, are not completed by May 22, 2021.

•        The continued indemnification of current directors and officers and the continuation of directors’ and officers’ liability insurance.

REGULATORY APPROVALS REQUIRED FOR THE MERGER

Completion of the merger is subject to regulatory approval under the HSR Act. Software Acquisition Group has agreed to use its commercially reasonable efforts to obtain all required regulatory approvals and CuriosityStream has agreed to request early termination of any waiting period under the HSR Act.

HSR Act

Under the HSR Act, and related rules, the transactions may not be completed until notifications have been filed with and certain information has been furnished to the Antitrust Division of the Department of Justice (the “Antitrust Division”) and the Federal Trade Commission (the “FTC”) and all statutory waiting period requirements have been satisfied. Software Acquisition Group and CuriosityStream expect to file Notification and Report Forms with the Antitrust Division and the FTC promptly following the execution of the merger agreement.

At any time before or after the completion of the merger, notwithstanding termination of the waiting period under the HSR Act on September 4, 2020, the Antitrust Division or the FTC could take action under the U.S. antitrust laws, including seeking to prevent the merger, to rescind the merger or to clear the merger subject to the divestiture of assets of Software Acquisition Group or CuriosityStream or subject the transactions to other remedies. In addition, U.S. state attorneys general could take action under the antitrust laws as they deem necessary or desirable in the public interest including without limitation seeking to enjoin the completion of the transactions or permitting completion subject to the divestiture of assets of Software Acquisition Group or CuriosityStream or other remedies. Private parties may also seek to take legal action under the antitrust laws under some circumstances. There can be no assurance that a challenge to the transactions on antitrust grounds will not be made or, if such challenge is made, that it would not be successful.

None of Software Acquisition Group and CuriosityStream are aware of any material regulatory approvals or actions that are required for completion of the Business Combination other than the expiration or early termination of the waiting period under the HSR Act. It is presently contemplated that if any such additional regulatory approvals or actions are required, those approvals or actions will be sought. There can be no assurance, however, that any additional approvals or actions will be obtained. Software Acquisition Group and CuriosityStream received early termination of the waiting period under the HSR Act on September 4, 2020.

ACCOUNTING TREATMENT

The merger will be accounted for as a reverse recapitalization in accordance with GAAP. Under this method of accounting, Software Acquisition Group will be treated as the “acquired” company for accounting purposes and the business combination will be treated as the equivalent of CuriosityStream issuing stock for the net assets of Software Acquisition Group, accompanied by a recapitalization. The net assets of Software Acquisition Group will be stated at historical cost, with no goodwill or other intangible assets recorded.

CuriosityStream has been determined to be the accounting acquirer based on evaluation of the following facts and circumstances:

•        CuriosityStream’s existing shareholders will have the greatest voting interest in the combined entity under both the “no redemption” and “minimum cash condition” scenarios with a 60.80% and 72.91% aggregate voting interest, respectively;

•        The largest individual minority stockholder of the combined entity is an existing shareholder of CuriosityStream;

•        CuriosityStream’s directors will represent the majority of the Software Acquisition Group board of directors;

•        CuriosityStream’s senior management will be the senior management of New CuriosityStream; and

•        CuriosityStream is the larger entity based on historical total assets and revenues

The preponderance of evidence as described above is indicative that CuriosityStream is the accounting acquirer in the merger.

LITIGATION RELATING TO THE MERGER

On September 2, 2020, a putative class action lawsuit was filed in the Supreme Court of the State of New York by a purported Software Acquisition Group stockholder in connection with the merger: Khan v. Software Acquisition Group, Inc., et al., Index No. 654208/2020 (N.Y. Sup. Ct.). The Complaint names Software Acquisition Group and certain current members of the Software Acquisition Group board of directors as defendants. The Complaint alleges, among other things, breach of fiduciary duty claims against the Software Acquisition Group board of directors in connection with the merger. The Complaint also alleges that the preliminary proxy statement filed on Schedule 14A with the SEC on August 12, 2020 was misleading and/or omitted material information concerning the business combination. The Complaint seeks, among other things: injunctive relief, including an order enjoining the consummation of the merger; declaratory relief; and an award of attorneys’ fees and damages in an undetermined amount.

In addition, on September 10, 2020, counsel for a purported individual stockholder of Software Acquisition Group sent a letter to legal counsel for Software Acquisition Group in connection with the merger that alleged that the preliminary proxy statement failed to disclose certain information regarding the merger. The Letter demanded that Software Acquisition Group make certain additional disclosures in this proxy statement, and claimed that the failure to make such disclosures constituted a violation of federal securities laws.

Software Acquisition Group believes that the allegations in the Complaint and the Letter are without merit. Software Acquisition Group also believes that the disclosures set forth in the preliminary proxy statement on the subjects discussed in the Complaint and the Letter comply fully with applicable law and do not need to be supplemented. However, solely to avoid the costs, risks, nuisance, and uncertainties inherent in disputes concerning these types of allegations, or potential litigation that could delay or adversely affect the merger, Software Acquisition Group has determined to voluntarily supplement the preliminary proxy statement with certain additional disclosures set forth herein (the “Additional Disclosures”). Nothing in this proxy statement shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the supplemental Additional Disclosures set forth herein.

PUBLIC TRADING MARKETS

Class A Common Stock is listed on the NASDAQ under the symbol “SAQN.” Software Acquisition Group’s warrants are listed on the NASDAQ under the symbol “SAQNW.” Software Acquisition Group’s units are listed on the NASDAQ under the symbol “SAQNU.” Following the merger, New CuriosityStream common stock (including common stock issuable in the merger) will be listed on the NASDAQ under the symbol “CURI.” New CuriosityStream’s warrants will be listed on the NASDAQ under the symbol “CURIW.”

THE MERGER AGREEMENT

This section of the proxy statement describes the material provisions of the merger agreement, but does not purport to describe all of the terms of the merger agreement. The following summary is qualified in its entirety by reference to the complete text of the merger agreement, which is attached as Annex A hereto. You are urged to read the merger agreement in its entirety because it is the primary legal document that governs the business combination.

The merger agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the merger agreement or other dates specified therein. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the merger agreement. The representations, warranties and covenants in the merger agreement are also modified in important part by the underlying disclosure schedules, which we refer to as the “Schedules,” which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. Software Acquisition Group does not believe that the Schedules contain information that is material to an investment decision.

Description of the Merger Agreement

On August 10, 2020, Software Acquisition Group entered into the merger agreement with Merger Sub, CuriosityStream, and HFM, pursuant to which, among other things and subject to the terms and conditions contained in the merger agreement, Merger Sub will merge with and into CuriosityStream. After giving effect to the merger, CuriosityStream will survive as a wholly owned subsidiary of Software Acquisition Group and the CuriosityStream stockholders will hold a portion of Software Acquisition Group’s common stock.

The consideration to be paid to the CuriosityStream stockholders will be funded through stock consideration.

Structure of the Merger

The merger agreement provides for the merger of Merger Sub and CuriosityStream under Software Acquisition Group. The merger agreement is attached as Annex A hereto. You are encouraged to read the merger agreement in its entirety. Pursuant to the terms of the merger agreement:

Prior to the closing of the merger contemplated by the merger agreement, the parties will undertake the merger of Merger Sub with and into CuriosityStream, with CuriosityStream continuing as the surviving entity. As a result of the foregoing transaction, at the closing of the merger, CuriosityStream will continue as a wholly owned subsidiary of Software Acquisition Group.

Consideration of the CuriosityStream stockholders in the Business Combination

Each share of CuriosityStream preferred stock issued and outstanding immediately prior to the effective time of the merger will be converted into a number of shares of CuriosityStream Class A common stock in accordance with the certificate of designation of the CuriosityStream preferred stock. The consideration to be paid to the CuriosityStream stockholders will be funded through stock consideration. Software Acquisition Group shall issue, or cause to be issued, an aggregate number of shares of Software Acquisition Group’s Class A Common Stock equal to: (i) $302,098,500, divided by the Reference Price; (ii) plus or minus the Adjustment Amount, divided by the Reference Price.

Each CuriosityStream stock option, whether vested or unvested, that is outstanding and unexercised immediately prior to the effective time of the merger, will automatically be converted into the right to receive a Software Acquisition Group Option. The number of shares of Software Acquisition Group Class A Common Stock (rounded down to the nearest whole share) that will be subject to the Software Acquisition Group Options will equal the product of (A) the number of shares of CuriosityStream common stock subject to CuriosityStream stock options immediately prior to the effective time of the merger and (B) the Option Exchange Ratio. The Software Acquisition Group Options will have an exercise price per share (rounded up to the nearest whole share) of Software Acquisition Group Class A Common Stock equal to the quotient of (A) the exercise price per share of CuriosityStream common stock of such CuriosityStream stock option immediately prior to the effective time of the merger and (B) the Option Exchange Ratio. The Software Acquisition Group Options will be granted pursuant to the Omnibus Incentive Plan, but otherwise subject to the same vesting and exercise terms and conditions as applied to the CuriosityStream stock options immediately prior to the effective date of the merger.

Material Adverse Effect

Under the merger agreement, certain representations and warranties of CuriosityStream are qualified in whole or in part by a material adverse effect standard for purposes of determining whether a breach of such representations and warranties has occurred. Pursuant to the merger agreement, a “Material Adverse Effect” means any event, change, development, effect or occurrence that, individually or in the aggregate with all other events, changes, developments, effects or occurrences, has had or would reasonably be expected to have a material adverse effect on the business, assets, liabilities, financial condition or results of operations of CuriosityStream, taken as a whole, subject to certain exceptions.

Closing and Effective Time of the Business Combination

The closing of the merger is expected to take place at 10:00 a.m. Eastern, at the offices of Kirkland & Ellis LLP or at such other place or time as mutually agreed in writing, no later than the later of (i) three (3) Business Days following the satisfaction or waiver of the conditions described below under the section entitled “— Conditions to Closing of the Business Combination,” or (ii) on such other date as mutually agreed in writing. The closing of the merger will be deemed effective at such time as the Parties duly file the Certificate of Merger with the Secretary of State of the State of Delaware or at such other date or time as Software Acquisition Group and CuriosityStream mutually agree in writing and specify in the Certificate of Merger.

Conditions to Closing of the Business Combination

Conditions to Each Party’s Obligations

The respective obligations of the Parties to consummate the transactions contemplated by the merger agreement, including the merger, are subject to the satisfaction, or written waiver by the Parties, at or prior to the Closing of the following conditions:

•        the applicable waiting period(s) under the HSR Act in respect of the transactions contemplated by the merger agreement shall have expired or been terminated;

•        there will be no effective governmental order prohibiting the consummation of the transactions contemplated by the merger agreement and no law, statute, rule or regulation shall have been adopted that makes the consummation of the transactions contemplated by the merger agreement illegal or otherwise prohibited;

•        the redemption offer in relation to the public shares shall have been completed in accordance with the terms of the merger agreement and this proxy statement;

•        Software Acquisition Group shall have at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) remaining after the closing;

•        the clearance of this proxy statement by the SEC;

•        the approval by Software Acquisition Group stockholders of the Business Combination Proposal, the Charter Proposals, the Stock Issuance Proposal and the Omnibus Incentive Plan Proposal shall have been obtained in accordance with the DGCL, the requisite organizational documents and the rules and regulations of the NASDAQ;

•        the available cash transferred to CuriosityStream shall be equal to or greater than $60,000,000;

•        the amount required under the PIPE Subscription Agreements shall be available as of the closing date of the merger; and

•        the Class A Common Stock to be issued in connection with the merger shall have been approved for listing on the NASDAQ, subject only to official notice of issuance thereof.

Conditions to the Obligations of the Software Acquisition Group

The obligations of the Software Acquisition Group to consummate the transactions contemplated by the merger agreement are subject to the satisfaction, or written waiver by the Software Acquisition Group, at or prior to the Closing of the following conditions:

•        the accuracy of the representations and warranties of CuriosityStream and HFM as of the date of the merger agreement and as of the closing date of the merger, other than, in most cases, those failures to be true and correct that would not reasonably be likely to have a material adverse effect on CuriosityStream;

•        each of the covenants of CuriosityStream to be performed or complied with as of or prior to the closing shall have been performed or complied with in all material respects;

•        the receipt of a certificate signed by an officer of CuriosityStream certifying that the two preceding conditions have been satisfied;

•        if the terms of the loan received by CuriosityStream under the Paycheck Protection Program pursuant to Section 1102 of the CARES Act (the “PPP Loan”) requires the consent of the U.S. Small Business Administration (“SBA”) to the transactions contemplated by the merger agreement, either (i) Software Acquisition Group shall have received a copy of such consent or (ii) CuriosityStream shall have fully paid off such PPP Loan, in each case no later than five (5) Business Days prior to the closing of the merger;

•        no material adverse effect with respect to CuriosityStream shall have occurred; and

•        the receipt of a release letter, by and between HFM and Stifel, pursuant to which Stifel releases its security interest in the capital stock of the Company pledged to Stifel by HFM.

Conditions to the Obligations of CuriosityStream

The obligations of CuriosityStream to consummate the transactions contemplated by the merger agreement are subject to the satisfaction, or written waiver by CuriosityStream, at or prior to the Closing, the following conditions:

•        the accuracy of the representations and warranties of Software Acquisition Group as of the date of the merger agreement and as of the closing date of the merger, other than, in most cases, those failures to be true and correct that would not reasonably be likely to have a material adverse effect on Software Acquisition Group;

•        each of the covenants of Software Acquisition Group to be performed or complied with as of or prior to the closing shall have been performed or complied with in all material respects;

•        the receipt of a certificate signed by an executive officer of Software Acquisition Group certifying that the two preceding conditions have been satisfied;

•        the Software Acquisition Group Trust Account shall have been properly formed with the trustee with no legal disputes pending or threatened that would reasonably result in a material adverse effect on Software Acquisition Group’s ability to perform its obligations under the Trust Account; and

•        no material adverse effect with respect to Software Acquisition Group shall have occurred.

Representations and Warranties

Under the merger agreement, CuriosityStream made customary representations and warranties relating to: organization; authorization; capitalization; the CuriosityStream subsidiaries; consents and approvals; financial statements; absence of undisclosed liabilities; absence of certain changes; real estate; intellectual property; litigation; material contracts; taxes; environmental matters; licenses and permits; employee benefits; labor and employment matters; international trade and anti-corruption matters; certain fees; insurance policies; affiliate transactions; information supplied; customers and suppliers; compliance with laws; sufficiency of assets; PPP Loan; and fundamental change.

Under the merger agreement, HFM made customary representations and warranties relating to: organization; authority; consents and approvals; and certain fees.

Under the merger agreement, the Software Acquisition Group made customary representations and warranties relating to: organization; authorization; capitalization; consents and approvals; financial statements; the PIPE Investment; absence of undisclosed liabilities; litigation; material contracts; taxes; compliance with laws; certain fees; organization of the Merger Sub; SEC reports, NASDAQ compliance and the Investment Company Act; information supplied; approvals of boards of directors and stockholders; Trust Account; affiliate transactions; independent investigation; and employees and employee benefits.

Covenants

Covenants of CuriosityStream

CuriosityStream made certain covenants under the merger agreement, including, among other things, the following:

•        During the period from the date of the merger agreement to the earlier of (x) termination of the merger agreement, and (y) closing of the merger agreement, except as otherwise contemplated by the merger agreement, or as consented to by Software Acquisition Group (which consent shall not be unreasonably withheld, conditioned or delayed):

•        CuriosityStream shall use commercially reasonable efforts to conduct its business in the ordinary course and in compliance in all material respects and, to the extent consistent with the foregoing, use its commercially reasonable efforts to (i) preserve intact its present business organization, (ii) keep available the services of its directors, officers and key employees and (iii) maintain existing relationships with its material customers, material suppliers and material content providers and other material business relationships with it; and

•        CuriosityStream shall not affect any of the following:

•        make any change in or amendment to its organizational documents;

•        issue or sell, or authorize to issue or sell, any shares of its capital stock, or issue or sell, or authorize to issue or sell, any securities convertible into or exchangeable for, or options, warrants or rights to purchase or subscribe for, or enter into any contract with respect to the issuance or sale of, any shares of its capital stock;

•        split, combine, redeem or reclassify, or purchase or otherwise acquire, any shares of its capital stock;

•        sell, lease, license, permit to lapse, transfer, abandon or otherwise dispose of any of its properties or assets that are material to its business, other than non-exclusive licenses of CuriosityStream owned intellectual property granted in the ordinary course;

•        amend in any adverse respect, terminate or extend any material contract or lease or enter into a contract or lease which, had it been entered into prior to the date hereof, would have been a material contract or lease;

•        (a) incur any indebtedness in excess of $250,000, other than short-term indebtedness or letters of credit incurred in the ordinary course or borrowings under existing credit facilities, or (b) make any loans or advances to any other person;

•        (a) grant or agree to grant to any employee, officer, director or independent contractor of CuriosityStream any increase in wages or bonus, severance, profit sharing, retirement, deferred compensation, change in control, retention, insurance or other compensation or benefits, except ordinary course annual merit increases or as required by applicable law, (b) except as adopted in the ordinary course or as required by applicable law, adopt or establish any new compensation or employee benefit plans or arrangements, or amend or terminate, or agree to amend or terminate, any existing CuriosityStream benefit plans, (c) accelerate the time of payment, vesting or funding of any compensation or benefits under any CuriosityStream benefit plan (including any plan or arrangement that would be a CuriosityStream benefit plan if it was in effect on the date of the merger agreement), (d) make any bonus or incentive payments to any employee or officer outside of the currently effective bonus plan as has been made available to Software Acquisition Group and otherwise outside the ordinary course, (e) enter into any new employment, consulting or other compensation agreement (x) for which the annual base compensation to be paid is greater than $200,000 or (y) which is not terminable upon notice and without liability to CuriosityStream, except

(1) as may be required under applicable Law, (2) as required pursuant to CuriosityStream benefit plans or collective bargaining agreements of CuriosityStream in accordance with their existing terms as in effect on the date of the merger agreement, (3) for payment of any accrued or earned but unpaid compensation, or (4) pursuant to employment, retention, change-of-control or similar type contracts existing as of the date of the merger agreement, provided to Software Acquisition Group on or prior to the date hereof, (f) modify in any material respect the terms of any existing employment, consulting or other compensation agreement, (g) terminate the employment or service of any employee or independent contractor whose total annual base compensation exceeds $200,000, other than for cause, or (h) hire any employee or independent contractor whose total annual base compensation exceeds $200,000;

•        (a) make, change or rescind any material tax election, (b) settle or compromise any claim, notice, audit report or assessment in respect of any material taxes, (c) file any amended tax return or claim for a material tax refund, (d) surrender any right to claim a refund of material taxes, (e) enter into any tax allocation agreement, tax sharing agreement, tax indemnity agreement, or closing agreement related to any tax (excluding any agreement entered into the ordinary course and not primarily related to taxes), (f) fail to pay any taxes that becomes due and owing, other than taxes being contested in good faith through appropriate proceedings, and for which adequate reserves have been established in accordance with GAAP, (g) request any tax ruling from a competent authority or, (h) except in the ordinary course, consent to any extension or waiver of the statute of limitations period applicable to any tax claim or assessment;

•        cancel or forgive any indebtedness in excess of $100,000 owed to CuriosityStream;

•        except as may be required by law or GAAP, make any material change in the financial or tax accounting methods, principles or practices of CuriosityStream (or change an annual accounting period);

•        unless required by applicable law, (i) modify, extend, or enter into any collective bargaining agreement, works council agreement or any other contract with any labor union, works council, or other labor organization, or (ii) recognize or certify any labor union, labor organization, works council, or other labor organization, or group of employees, as the bargaining representative for any employees of CuriosityStream;

•        implement or announce any employee layoffs, plant closings, furloughs, salary or wage reductions, work schedule changes or other actions that could require notice under the federal Worker Adjustment and Retraining Notification Act of 1988 or any similar Law (collectively, the “WARN Act”);

•        grant or otherwise create or consent to the creation of any lien (other than a permitted lien) on any of its material assets or leased real properties;

•        declare, set aside or pay any dividend or make any other distribution other than the payment of cash dividends or cash distributions from excess cash balances not needed for the operation of the business in the ordinary course;

•        make any material change to any of the cash management practices of CuriosityStream, including materially deviating from or materially altering any of its practices, policies or procedures in paying accounts payable or collecting accounts receivable;

•        make any material change to any of the marketing practices of CuriosityStream;

•        waive, release, assign, settle or compromise any material rights, claims, suits, actions, audits, reviews, hearings. proceedings, investigations or litigation (whether civil, criminal, administrative or investigative) against CuriosityStream other than waivers, releases, assignments, settlements or compromises that do not exceed $150,000 individually or $300,000 in the aggregate;

•        make or incur any capital expenditures, except for capital expenditures (A) in the ordinary course or (B) other than capital expenditures in an amount not to exceed $150,000 individually or $300,000 in the aggregate;

•        buy, purchase or otherwise acquire (by merger, consolidation, acquisition of stock or assets or otherwise), directly or indirectly, any assets, securities, properties, interests or businesses, other than (a) inventory and supplies in the ordinary course, or (b) other assets in an amount not to exceed $250,000 individually or $1,000,000 in the aggregate;

•        enter into any new line of business;

•        adopt or effect a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization other than the merger and the transactions contemplated hereunder;

•        fail to use commercially reasonable efforts to maintain existing insurance policies or comparable replacement policies consistent with levels maintained by CuriosityStream on the date of the merger agreement;

•        take any action (other than actions explicitly permitted by the merger agreement) that is reasonably likely to prevent, delay or impede the consummation of the merger or the other transactions contemplated by the merger agreement; or

•        authorize any of, or commit or agree to take any of, the foregoing actions in respect of which it is restricted by the foregoing provisions.

•        From the date of the merger agreement until the earlier of (x) the Effective Time or (y) the date on which the merger agreement is terminated, other than in connection with the transaction contemplated by the merger agreement, CuriosityStream agreed that it will not, and will not authorize or (to the extent within its control) permit any of its affiliates, directors, officers, employees, agents or representatives (including investment bankers, attorneys and accountants), in each case in such directors’, officers’, employees’, agents’ or representatives’ capacity in such role, to, directly or indirectly, (i) knowingly encourage, initiate, solicit, or facilitate any inquiries regarding or the making of offers or proposals that constitute an Acquisition Proposal (except as otherwise required by law), (ii) engage in any discussions or negotiations with respect to an Acquisition Proposal with, or provide any non-public information or data to, any Person that has made, or informs CuriosityStream that it is considering making, an Acquisition Proposal, or (iii) enter into any agreement (whether or not binding) relating to an Acquisition Proposal.

•        From the date of the merger agreement through the Closing Date, CuriosityStream will disclose any event, fact or circumstance that will cause the failure of any of the conditions described in the section entitled “— Conditions to Closing of the Business Combination” above to be satisfied, and if such failure cannot be cured within thirty (30) days of receipt of the disclosure by the Software Acquisition Group or, in any event, within two (2) Business Days prior to the Closing, then the Software Acquisition Group will be entitled to terminate the merger agreement.

•        On or prior to the Closing Date, CuriosityStream shall purchase and maintain in effect for a period of six (6) years thereafter, (i) a tail policy to the current policy of directors’ and officers’ liability insurance maintained by CuriosityStream, which tail policy shall be effective for a period from the Closing through and including the date six (6) years after the Closing Date with respect to claims arising from facts or events that occurred on or before the Closing, and which tail policy shall contain substantially the same coverage and amounts as, and contain terms and conditions no less advantageous than, but not materially more advantageous than, in the aggregate, the coverage currently provided by such current policy, and (ii) “run off” coverage as provided by the CuriosityStream’s fiduciary and employee benefit policies, in each case, covering those persons who are covered on the date hereof by such policies and with terms, conditions, retentions and limits of liability that are no less advantageous than, but not materially more advantageous than, the coverage provided under the Company’s existing policy.

Covenants of the Software Acquisition Group

The Software Acquisition Group made certain covenants under the merger agreement, including, among other things, the following:

•        During the period from the date of the merger agreement to the earlier of (x) termination of the merger agreement, and (y) Closing, except as otherwise contemplated by the merger agreement, or as consented to by the CuriosityStream (which consent shall not be unreasonably withheld, conditioned or delayed), that such Software Acquisition Group shall not affect any of the following:

•        make any change in or amendment to its organizational documents, other than with respect to changing its fiscal year;

•        other than the permitted financing, issue or sell, or authorize to issue or sell, any equity interests, or issue or sell, or authorize to issue or sell, any securities convertible into or exchangeable for, or options, warrants or rights to purchase or subscribe for, or enter into any contract with respect to the issuance or sale of, any shares of its equity interests;

•        split, combine, redeem or reclassify, or purchase or otherwise acquire, any membership interests, shares of its capital stock or any other ownership interests, as applicable (other than in accordance with the Offer or the merger at the Closing);

•        authorize or pay any dividends or make any distribution with respect to its outstanding shares of capital stock or other equity interests or otherwise make any payments to any stockholder of Software Acquisition Group in their capacity as such (other than in accordance with the Offer at the Closing);

•        sell, lease or otherwise dispose of any of its properties or assets that are material to its business;

•        incur any material indebtedness;

•        hire or retain any employees or independent contractors or consultants or take or permit to be taken any action which could result in liability under ERISA including by reason of being considered a single employer under Section 414 of the Code or under ERISA with any other person or by reason of being considered a member of an affiliated service group with any other person under Section 414(m) of the Code.

•        (i) make, change or rescind any material tax election, (ii) settle or compromise any claim, notice, audit report or assessment in respect of any material taxes, (iii) file any amended tax return or claim for a material tax refund, (iv) surrender any right to claim a refund of material taxes, (v) enter into any tax allocation agreement, tax sharing agreement, tax indemnity agreement, or closing agreement related to any tax (excluding any agreement entered into in the ordinary course and not primarily related to taxes), (vi) fail to pay any taxes that becomes due and owing, other than taxes being contested in good faith through appropriate proceedings, and for which adequate reserves have been established in accordance with GAAP, (vii) request any tax ruling from a competent authority or, (viii) except in the ordinary course, consent to any extension or waiver of the statute of limitations period applicable to any tax claim or assessment;

•        except as may be required by law or GAAP, make any material change in the financial or tax accounting methods, principles or practices of Software Acquisition Group (or change an annual accounting period);

•        take any action (other than actions explicitly permitted by this Agreement) likely to prevent, delay or impede the consummation of the merger or the other transactions contemplated by the merger agreement;

•        make any amendment or modification to the Trust Agreement;

•        make or allow to be made any reduction in the Trust Amount, other than as expressly permitted by its organizational documents;

•        directly or indirectly acquire, whether by merger or consolidating with, or acquiring all or substantially all of the assets, of any other person; or

•        authorize any of, or commit or agree to take any of, the foregoing actions in respect of which it is restricted by the foregoing provisions.

•        Upon satisfaction or waiver of the conditions described above in the section entitled “— Conditions to Closing of the Business Combination” and provision of notice thereof to the Trustee, (a) in accordance with and pursuant to the Trust Agreement, at the Closing, Software Acquisition Group (i) will cause the documents, opinions and notices required to be delivered to the Trustee pursuant to the Trust Agreement to be delivered, and (ii) will use reasonable best efforts to cause the Trustee to (A) pay as and when due all amounts payable to stockholders of Software Acquisition Group holding shares of the Software Acquisition Group common stock sold in Software Acquisition Group’s initial public offering who must have previously validly elected to redeem their shares of Software Acquisition Group common stock pursuant to Software Acquisition Group’s Organizational Documents, and (B) immediately thereafter, pay all remaining amounts then available in the Trust Account in accordance with the merger agreement and the Trust Agreement, and (b) thereafter, the Trust Account will terminate, except as otherwise provided therein.

•        Software Acquisition Group will, as promptly as practicable, establish a record date and hold a meeting of stockholders for the purpose of voting on the Transaction Proposals and will use its reasonable best efforts to obtain the approval of the Transaction Proposals. Software Acquisition Group will, through its board of directors, recommend to its stockholders that they vote in favor of the Transaction Proposals, and will not change, withdraw, withhold, qualify or modify such recommendation, unless the board of directors determines in good faith that a failure to make a change in recommendation would reasonably be expected to constitute a breach by the board of directors of its fiduciary obligations to Software Acquisition Group’s stockholders under applicable law.

•        From and after the closing date, except as otherwise required by applicable Law, each Parent Party will not, and will cause the Surviving Company not to, without the prior written consent of HFM, make, cause or permit to be made any tax election or adopt or change any method of accounting, in each case that has retroactive effect to any pre-Closing period of CuriosityStream.

•        From the date of the merger agreement until the earlier of (x) the Effective Time or (y) the date on which the merger agreement is terminated, other than in connection with the transactions contemplated by the merger agreement, each Parent Party agreed that it will not, and will not authorize or (to the extent within its control) permit any of its subsidiaries or any of its or its subsidiaries’ directors, officers, employees, agents or representatives (including investment bankers, attorneys and accountants), in each case in such directors’, officers’, employees’, agents’ or representatives’ capacity in such role with the applicable Parent Party, to, directly or indirectly, (i) knowingly encourage, initiate, solicit, or facilitate, or make any offers or proposals related to, an initial business combination, (ii) enter into, engage in or continue any discussions or negotiations with respect to any initial business combination with, or provide any non-public information, data or access to employees to, any Person that has made, or that is considering making, a proposal with respect to an initial business combination, or (iii) enter into any agreement (whether or not binding) relating to an initial business combination. Each Parent Party must promptly notify CuriosityStream of any submissions, proposals or offers made with respect to an initial business combination as soon as practicable following such Parent Party’s awareness thereof.

•        As promptly as practicable following the execution and delivery of the merger agreement and the availability of PCAOB Financial Statements, Software Acquisition Group agreed to prepare and file with the SEC this proxy statement in connection with the transactions contemplated by the merger agreement and the offer and provide its stockholders with the opportunity for up to 13,930,662 shares of Parent common stock to be redeemed in conjunction with a stockholder vote on the transactions contemplated by the merger agreement, and this proxy statement will be sent to the stockholders of Software Acquisition Group relating to the Parent Common Stockholders Meeting in definitive form, all in accordance with and as required by Software Acquisition Group’s Organizational Documents, any related agreements with Software Acquisition Group, Software Acquisition Group’s Sponsor and its Affiliates, applicable Law and any applicable rules and regulations of the SEC and NASDAQ.

•        Software Acquisition Group will make all necessary filings with respect to the transactions contemplated by the merger agreement under the Securities Act, the Exchange Act and applicable “blue sky” laws and any rules and regulations thereunder.

•        Software Acquisition Group will not terminate or withdraw the Offer other than in connection with the valid termination of the merger agreement. Software Acquisition Group will extend the Offer for any period required by any rule, regulation, interpretation or position of the SEC, NASDAQ or the respective staff thereof that is applicable to the Offer.

•        Software Acquisition Group will, at its own expense, prepare or cause to be prepared all tax returns of CuriosityStream for all tax periods (or portions thereof) ending on the closing date that have not yet been filed and are required to be filed after the closing date.

•        All transfer, documentary, sales, use, stamp, registration and other such taxes and fees (including any penalties and interest) incurred in connection with the merger agreement will be borne by Software Acquisition Group and the Parties will cooperate in filing all necessary tax returns and other documentation with respect to all such transfer, documentary, sales, use, stamp, registration and other taxes and fees.

•        Prior to the Closing, the board of directors of Software Acquisition Group, or an appropriate committee of non-employee directors thereof, will adopt a resolution consistent with the interpretive guidance of the SEC so that the acquisition of Software Acquisition Group common stock pursuant to the merger agreement by any officer or director of CuriosityStream who is expected to become a “covered person” of Software Acquisition Group for purposes of Section 16 of the Exchange Act and the rules and regulations thereunder will be an exempt transaction for purposes of Section 16 of the Exchange Act.

•        Software Acquisition Group will use its reasonable best efforts to (i) cause the shares of Class A Common Stock to be issued to the CuriosityStream stockholders to be approved for listing on NASDAQ upon issuance, and (ii) make all necessary and appropriate filings with NASDAQ and undertake all other steps reasonably required prior to the Closing Date to effect such listing.

•        From the date of the merger agreement through the Closing Date, Software Acquisition Group will disclose any event, fact or circumstance that will cause the failure of any of the conditions described in the section entitled “— Conditions to Closing of the Business Combination” above to be satisfied, and if such failure cannot be cured within thirty (30) days of receipt of the disclosure by CuriosityStream or, in any event, within two (2) Business Days prior to the Closing, then CuriosityStream will be entitled to terminate the merger agreement.

•        Software Acquisition Group agrees to cause the Surviving Company to ensure, and the Surviving Company immediately following the Closing agrees to ensure, that all rights to indemnification now existing in favor of any individual who, at or prior to the Effective Time, was a director or officer of CuriosityStream (collectively, with such individual’s heirs, executors or administrators, the “Indemnified Persons”) solely to the extent as provided in the respective governing documents and indemnification agreements to which CuriosityStream is a party or bound, shall survive the merger and shall continue in full force and effect for a period of not less than six (6) years from the Effective Time and indemnification agreements and the provisions with respect to indemnification and limitations on liability set forth in such governing documents shall not be amended, repealed or otherwise modified in any manner that would adversely affect the rights of the Indemnified Persons thereunder. From and after the Effective Time, Software Acquisition Group agrees to cause the Surviving Company, and the Surviving Company immediately following the Closing agrees, to indemnify, defend and hold harmless, as set forth as of the date hereof in the organizational documents of CuriosityStream and to the fullest extent permitted under applicable law, all Indemnified Persons with respect to all acts and omissions arising out of such individuals’ services as officers or directors of CuriosityStream occurring prior to the Effective Time, including the execution of, and the transactions contemplated by, the merger agreement.

•        At the Closing, Software Acquisition Group and the Sponsor shall enter into a Restricted Stock Agreement

•        On or immediately prior to the Closing, the Sponsor shall enter into a forfeiture letter pursuant to which it shall forfeit 15% of the warrants to purchase common stock of Software Acquisition Group issued to the Sponsor pursuant to that certain Private Placement Warrants Purchase Agreement, dated as of November 19, 2019, by and between Software Acquisition Group and the Sponsor. As soon as reasonably practicable following the Closing, options of Software Acquisition Group shall be granted with respect to a number of shares of Software Acquisition Group common stock equal to the number of shares of Software Acquisition Group common stock underlying the warrants forfeited by the Sponsor to certain eligible participants under the Omnibus Plan.

Mutual Covenants

The Parties made certain mutual covenants under the merger agreement, including, among other things, the following:

•        Each of the Parties will cooperate and use their commercially reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws to consummate the transactions contemplated by the merger agreement reasonably promptly after the date thereof, including obtaining all licenses, permits, consents, approvals, authorizations, qualifications and orders of Governmental Entities necessary to consummate the transactions contemplated by the merger agreement.

•        At the Closing, Software Acquisition Group, HFM and CuriosityStream’s officers and directors will enter into an Investor Rights Agreement.

Termination

The merger agreement may be terminated and the business combination abandoned at any time prior to closing, as follows:

•        in writing, by mutual consent of the Parties;

•        by the Software Acquisition Group if the condition that no Material Adverse Effect shall have occurred, as set forth in the merger agreement, cannot be satisfied or if there has been a breach of any representation, warranty, covenant or other agreement made by CuriosityStream in the merger agreement, or any such representation and warranty has become untrue or inaccurate after the date of the merger agreement, in each case which breach, untruth or inaccuracy (i) would reasonably be expected to result in certain conditions to the obligations of the Software Acquisition Group, as described in the section entitled “— Conditions to Closing of the Business Combination” above, not being satisfied as of the Closing Date, and (ii) will not have been cured within twenty (20) days after written notice from the Software Acquisition Group of such breach is received by CuriosityStream, or which breach, untruth or inaccuracy, by its nature, cannot be cured prior to the Outside Date;

•        by CuriosityStream if there has been a breach of any representation, warranty, covenant or other agreement made by any Parent Party in the merger agreement, or any such representation and warranty has become untrue or inaccurate after the date of the merger agreement, in each case which breach, untruth or inaccuracy (i) would reasonably be expected to result in certain conditions to the obligations of CuriosityStream, as described in the section entitled “— Conditions to Closing of the Business Combination” above, not being satisfied as of the Closing Date, and (ii) will not have been cured within twenty (20) days after written notice from such breach is received by the Software Acquisition Group, or which breach, untruth or inaccuracy, by its nature, cannot be cured prior to the Outside Date;

•        by Software Acquisition Group or CuriosityStream within two (2) business days of receipt by such party of notice which discloses any event, fact or circumstance that is reasonably likely to cause the failure of any condition set forth in the section entitled “— Conditions to Closing of the Business Combination” and if such failure cannot be cured within thirty (30) days of receipt of such notice or, in any event, within two (2) Business Days prior to the Closing;

•        by written notice by any Party if the Closing has not occurred on or prior to the Outside Date for any reason other than delay and/or nonperformance of the Party seeking such termination, in which case the non-terminating Party will be deemed to be in breach of the merger agreement;

•        by CuriosityStream if Software Acquisition Group’s board of directors changes its recommendation in favor of the business combination; or

•        by Software Acquisition Group or CuriosityStream if the approval of the Transaction Proposals is not obtained at the Parent Common Stockholders Meeting (including any adjournments of such meeting).

Indemnification

Software Acquisition Group shall be entitled to indemnification, compensation and reimbursement with respect of (1) any inaccuracies in, or any breach of, any representation or warranty of CuriosityStream or HFM contained in the merger agreement, (2) the breach or nonperformance of any covenant of HFM contained in this Agreement (including any schedule or exhibit attached hereto), and (3) the exercise of appraisal or dissenters rights by any CuriosityStream stockholder, from the amount in the indemnification escrow fund, from and against any and all losses, liabilities, claims, damages, diminution in value, penalties, fines, judgments, awards, settlements, taxes, costs, fees, expenses (including reasonable attorneys’ and accountants’ fees and costs) and disbursements (collectively, “Losses”); provided, however, that, notwithstanding anything to the contrary in the merger agreement, other than in the case of fraud or willful misconduct, no indemnitee shall be entitled to indemnification against any Losses (whether direct or indirect) if such Losses arise out of or result from, in whole or in part, the approval of, or the execution, filing or effectiveness of, the amendment to the Certificate of Designations of the CuriosityStream preferred stock.

Software Acquisition Group shall compensate and reimburse the CuriosityStream stockholders from and against any and all Losses, regardless of whether such Losses relate to any third party claim, based upon, arising out of or otherwise relating to or in respect of (i) any inaccuracies in any representation or warranty of Software Acquisition Group contained in the merger agreement or (ii) any breach or nonperformance of any covenant or agreement of Software Acquisition Group or the Surviving Company contained in the merger agreement.

Such indemnification is subject to thresholds, caps and limitations set forth in the merger agreement.

Amendments

The merger agreement may be amended, modified or supplemented at any time only by written agreement of the Parties.

OTHER AGREEMENTS

Software Acquisition Group Letter Agreement

In connection with Software Acquisition Group’s IPO, the Sponsor, B. Riley, as representative of the several underwriters, and Software Acquisition Group’s officers and directors (collectively, the “Letter Agreement Parties”) entered into a letter agreement with Software Acquisition Group, pursuant to which they have agreed (and their permitted transferees will agree) to vote any Founder Shares held by them and any public shares purchased during or after Software Acquisition Group’s IPO in favor of a proposed initial business combination. In addition, the Letter Agreement Parties agreed to waive (i) their redemption rights with respect to any Founder Shares and any public shares held by them in connection with the completion of an initial business combination or any other tender offer made by Software Acquisition Group to purchase Software Acquisition Group common stock and (ii) their rights to liquidating distributions from the Trust Account with respect to any Founder Shares held by them if Software Acquisition Group fails to complete an initial business combination within the time period prescribed by its existing charter.

The Letter Agreement Parties also agreed that they will not propose any amendment to Software Acquisition Group’s existing charter that would affect the substance or timing of its obligation to redeem 100% of the public shares if it does not complete an initial business combination within the time period prescribed in its existing charter, unless Software Acquisition Group provides its public stockholders with the opportunity to redeem their public shares upon approval of any such amendment at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Software Acquisition Group to fund its working capital requirements and/or to pay taxes, divided by the number of then outstanding public shares.

The Letter Agreement also provides that (i) the Founder Shares (and any shares of Software Acquisition Group common stock issuable upon conversion thereof) held by the Letter Agreement Parties shall be subject to a one-year lock-up restriction following an initial business combination (subject to certain exceptions) and (ii) the private placement warrants (and any shares of Software Acquisition Group common stock issued or issuable upon the exercise of such warrants) held by the Letter Agreement Parties shall be subject to a thirty (30) day lock-up restriction following an initial business combination.

PIPE Subscription Agreements

Prior to and in connection with the execution of the merger agreement, the PIPE Investors entered into subscription agreements (the “PIPE Subscription Agreement”) pursuant to which each of the PIPE Investors have respectively subscribed for 2,500,000 newly-issued shares of Class A Common Stock, for a purchase price of $10.00 per share, in the PIPE. Certain offering related expenses are payable by Software Acquisition Group, including customary fees payable to the placement agent, B. Riley or any of its affiliates. Such commitments are being made by way of the PIPE Subscription Agreements, by and among each PIPE Investor, Software Acquisition Group, CuriosityStream and Merger Sub. The purpose of the sale of the PIPE Subscription Agreement is to raise additional capital for use in connection with the proposed business combination and to meet the minimum cash requirements provided in the merger agreement. The PIPE Subscription Agreements for the PIPE were entered into contemporaneously with the execution of the merger agreement.

The obligations to consummate the subscriptions contemplated by the PIPE Subscription Agreements are conditioned upon, among other things, customary closing conditions and the consummation of the transactions contemplated by the merger agreement.

HFM Consent

As discussed further herein, HFM controls a majority of the voting power of the issued and outstanding capital stock of CuriosityStream entitled to vote on the approval of the merger. Prior to the execution of the merger agreement by Software Acquisition Group, CuriosityStream, the Merger Sub and HFM, HFM executed a written consent approving the execution of the merger agreement by CuriosityStream and the transactions contemplated thereby, including the merger.

Investor Rights Agreement

In connection with the consummation of the merger, Software Acquisition Group will enter into an Investor Rights Agreement (the “Investor Rights Agreement”) with CuriosityStream, the Sponsor, HFM and officers and directors of CuriosityStream (collectively, the “Stockholder Parties”), substantially in the form attached hereto as Annex D.

Under the Investor Rights Agreement, New CuriosityStream will agree to nominate two (2) individuals designated by the Sponsor (each a “Sponsor Director”) for election as members of the CuriosityStream board of directors if, at such time, the board does not contain a Sponsor Director and the Sponsor and their affiliates (the “Sponsor Entities”) together continue to beneficially own at least 50% of the shares of New CuriosityStream’s common stock entitled to vote generally in the election of directors as of the date of the consummation of the merger. Further, under the Investor Rights Agreement, New CuriosityStream will agree to vote in favor of, or otherwise consent to, the election or appointment of a Sponsor Director at any meeting of the stockholders under the terms set forth above. If the Sponsor does not elect to nominate two (2) Sponsor Directors, New CuriosityStream will agree to permit the Sponsor to select one (1) non-voting observer to participate in any New CuriosityStream board meeting (including any committee thereof), for so long as the Sponsor and its Affiliates continue to beneficially own at least 50% of the shares of New CuriosityStream’s common stock entitled to vote generally in the election of directors as of the date of the consummation of the merger.

In the case of a vacancy on New CuriosityStream’s board created by the death, disability, disqualification, removal or resignation of a Sponsor Director, New CuriosityStream will agree to notify Sponsor of such vacancy and nominate an individual timely designated by the Sponsor for election to fill the vacancy, provided that such nomination would not constitute a breach of New CuriosityStream’s board’s breach of its fiduciary duties or applicable laws.

Further, under the Investor Rights Agreement, New CuriosityStream will agree to provide to CuriosityStream stockholders, officers and directors certain customary “mandatory,” “demand” and “piggyback” registration rights. CuriosityStream’s directors and officers will agree to be subject to certain transfer restrictions for a period of 180 days following the date of the Investor Rights Agreement. The Investor Rights Agreement also provides that New CuriosityStream will pay certain expenses relating to such registrations and indemnify the Stockholder Parties against (or make contributions in respect of) certain liabilities which may arise under the Securities Act.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES

This section summarizes certain material U.S. federal income tax consequences relating to (i) the merger of CuriosityStream and (ii) the exercise by beneficial owners of Class A Common Stock (“Software Acquisition Group public shares”) of their redemption rights in connection with the merger. This summary does not provide a complete analysis of all potential tax considerations. This discussion does not address any tax consequences arising under U.S. alternative minimum tax rules, any consequences resulting from U.S. federal tax laws other than income tax laws (such as estate or gift tax laws or the Medicare tax on investment income), the tax laws of any U.S. state or locality, any non-U.S. tax laws or considerations under any applicable income tax treaty (except as expressly specified below).

This discussion is based upon the Code, the Treasury Regulations and court and administrative rulings, practice and decisions, all as in effect on the date of this proxy statement. These authorities may change, possibly retroactively, and any change could affect the accuracy of the statements and conclusions set forth in this discussion.

This discussion addresses only those (i) U.S. Holders of CuriosityStream common stock that hold their shares of CuriosityStream common stock and will, following the merger, hold their shares of Class A Common Stock, and (ii) beneficial owners of Software Acquisition Group public shares that hold their Software Acquisition Group public shares, as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address any tax considerations for beneficial owners of Founder Shares. Further, this discussion is general in nature and does not address all aspects of U.S. federal income taxation that may be relevant to you in light of your particular circumstances or that may be applicable to you if you are subject to special treatment under the U.S. federal income tax laws, including, but not limited to, if you are:

•        a bank or financial institution;

•        a tax-exempt organization;

•        a real estate investment trust;

•        an S corporation or other pass-through entity (or an investor in an S corporation or other pass-through entity);

•        an insurance company;

•        a regulated investment company or a mutual fund;

•        a “controlled foreign corporation” or a “passive foreign investment company;”

•        a dealer or broker in stocks and securities, or currencies;

•        a dealer or trader in securities that elects (or is subject to) mark-to-market method of tax accounting;

•        a holder of CuriosityStream common stock or Software Acquisition Group public shares that is liable for the alternative minimum tax;

•        a holder subject to the base erosion and anti-abuse tax under Section 59A of the Code;

•        a holder of CuriosityStream common stock that received CuriosityStream common stock, or a holder of Software Acquisition Group public shares that received Software Acquisition Group public shares, through the exercise of an employee stock option, through a tax qualified retirement plan or otherwise as compensation;

•        a U.S. Holder (as defined below) of CuriosityStream common stock or Software Acquisition Group public shares that has a functional currency other than the U.S. dollar;

•        a holder of CuriosityStream common stock that holds CuriosityStream common stock or a holder of Software Acquisition Group public shares that holds Software Acquisition Group public shares, as part of a hedge, straddle, constructive sale, conversion or other integrated transaction;

•        a person required to accelerate the recognition of any item of gross income with respect to CuriosityStream common stock or Software Acquisition Group public shares, as applicable. as a result of such income being recognized on an applicable financial statement;

•        a holder of CuriosityStream common stock that is not a U.S. Holder;

•        a holder of CuriosityStream common stock that is a U.S. expatriate; or

•        a holder of CuriosityStream common stock who exercises its appraisal rights.

For purposes of this discussion, the term “U.S. Holder” means a beneficial owner of CuriosityStream common stock, or beneficial owner of Software Acquisition Group public shares, as applicable, that is for U.S. federal income tax purposes: (1) an individual who is a citizen or resident of the United States, (2) a corporation (or any other entity treated as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States or any state thereof or the District of Columbia, (3) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) such trust has made a valid election to be treated as a U.S. person for U.S. federal income tax purposes or (4) an estate, the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source. A “Non-U.S. Holder” means a beneficial owner of Software Acquisition Group public shares (other than a partnership or other entity or arrangement classified as a partnership for U.S. federal income tax purposes) that is not a U.S. Holder.

If an entity or an arrangement treated as a partnership for U.S. federal income tax purposes holds CuriosityStream common stock or Software Acquisition Group public shares, the U.S. federal income tax consequences of the merger, or of a redemption of Software Acquisition Group public shares, as applicable, to a partner in such partnership (or owner of such entity) generally will depend on the status of the partner and the activities of the partnership (or entity). Any entity treated as a partnership for U.S. federal income tax purposes that holds CuriosityStream common stock or Software Acquisition Group public shares, and any partners in such partnership, are urged to consult their own tax advisors with respect to the tax consequences of the merger or of a redemption of Software Acquisition Group public shares, as applicable, in their specific circumstances.

The tax consequences of the merger or of a redemption of your Software Acquisition Group public shares, as applicable, will depend on your specific situation. You should consult with your own tax advisor as to the tax consequences of the merger or of a redemption of your Software Acquisition Group public shares, as applicable, in your particular circumstances, including the applicability and effect of the alternative minimum tax and any state, local, non-U.S. or other tax laws and of changes in those laws.

Tax Consequences of the Merger to U.S. Holders of CuriosityStream Common Stock

Tax Consequences if the Merger Qualifies as a Reorganization Within the Meaning of Section 368(a) of the Code.

The parties intend for the merger to be treated as a “reorganization” for U.S. federal income tax purposes within the meaning of Section 368(a) of the Code.

Neither CuriosityStream nor Software Acquisition Group has requested, and neither intends to request, a ruling from the IRS as to the U.S. federal income tax consequences of the merger. Consequently, no assurance can be given that the IRS will not assert, or that a court would not sustain, a position contrary to any of those discussed herein. Accordingly, each U.S. Holder is urged to consult its tax advisor with respect to the particular tax consequence of the merger to such holder.

Assuming the merger qualifies as a “reorganization” within the meaning of Section 368(a) of the Code, the tax consequences for U.S. Holders who receive Software Acquisition Group public shares of Class A Common Stock in exchange for shares of CuriosityStream common stock (including the shares of CuriosityStream common stock resulting from the conversion of CuriosityStream preferred stock described under “The Merger Agreement — Consideration of the CuriosityStream stockholders in the Business Combination”) pursuant to the merger are as follows.

You will not recognize gain or loss upon exchanging your CuriosityStream common stock for Software Acquisition Group public shares. The aggregate tax basis in the shares of Software Acquisition Group public shares that you receive pursuant to the merger will equal your aggregate adjusted tax basis in the shares of the CuriosityStream common stock you surrender. Such aggregate adjusted tax basis will be allocated to the Software Acquisition Group public shares you receive. Your holding period for the Software Acquisition Group public shares that you receive pursuant to the merger (excluding any earnout shares treated as imputed interest) will include your holding period for the shares of the CuriosityStream common stock you surrender.

If you acquired different blocks of CuriosityStream common stock at different times or different prices, you are urged to consult your tax advisor regarding the manner in which gain or loss should be determined in your specific circumstances, including the possible application of the installment sale rules.

Information Reporting with Respect to the Merger for Significant Holders

Certain information reporting requirements may apply to each U.S. Holder that is a “significant holder” of CuriosityStream common stock. A “significant holder” is a holder of CuriosityStream common stock that, immediately before the merger, owned at least 1% (by vote or value) of the outstanding stock of CuriosityStream (or, in certain instances, CuriosityStream common stock with a basis of at least $1 million). You are urged to consult your tax advisor as to the potential application of these information reporting requirements.

All holders of CuriosityStream common stock are urged to consult their tax advisors with respect to the tax consequences of the merger in their particular circumstances, including tax return reporting requirements, the applicability and effect of the alternative minimum tax, any federal tax laws other than those pertaining to income tax (including estate and gift tax laws), and any U.S. state, local, non-U.S. or other tax laws.

Tax Consequences of a Redemption of Software Acquisition Group Public Shares

Tax Consequences for U.S. Holders

The discussion below applies to you if you are a U.S. Holder of Software Acquisition Group public shares that exercises the redemption rights described above under “Special Meeting of Stockholders — Redemption Rights” with respect to your Software Acquisition Group public shares.

Treatment of Redemption

The treatment of a redemption of your Software Acquisition Group public shares for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Software Acquisition Group public shares under Section 302 of the Code or as a distribution under Section 301 of the Code. If the redemption qualifies as a sale of the Software Acquisition Group public shares, you will recognize gain or loss as described below under “— Gain or Loss on Redemptions Treated as a Sale of Software Acquisition Group public shares.” If the redemption does not qualify as a sale of Software Acquisition Group public shares, you will be treated as receiving a distribution subject to tax as described below under “— Taxation of Redemptions Treated as Distributions.” Whether a redemption qualifies for sale treatment will depend largely on the total number of shares of Software Acquisition Group public shares treated as held by you (including any shares constructively owned by you, and including Software Acquisition Group public shares constructively held by you as a result of owning Software Acquisition Group publicly traded warrants) relative to all of the Software Acquisition Group public shares outstanding both before and after the redemption. The redemption of Software Acquisition Group public shares generally will be treated as a sale of the Software Acquisition Group public shares (rather than as a distribution) if the redemption (i) results in a “complete termination” of your interest in Software Acquisition Group, (ii) is “not essentially equivalent to a dividend” with respect to you or (iii) is a “substantially disproportionate redemption” with respect to you. These tests are explained in more detail below.

In determining whether any of the foregoing tests are satisfied, you must take into account not only Software Acquisition Group public shares actually owned by you, but also Software Acquisition Group public shares that are constructively owned by you. You may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which you have an interest or that have an interest in you, as well as any shares you have a right to acquire by exercise of an option (such as Software Acquisition Group publicly traded warrants).

There generally will be a complete termination of your interest if either (i) all of the shares of Software Acquisition Group public shares actually and constructively owned by you are redeemed or (ii) all of the Software Acquisition Group public shares actually owned by you are redeemed and you are eligible to waive, and do waive, the attribution of shares owned by certain family members and you do not constructively own any other shares. The redemption of Software Acquisition Group public shares will not be essentially equivalent to a dividend if your redemption results in a “meaningful reduction” of your proportionate interest in Software Acquisition Group. Whether the redemption will result in a meaningful reduction in your proportionate interest in Software Acquisition Group will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over its corporate affairs may constitute such a “meaningful reduction.” In order to meet the “substantially disproportionate” test, the percentage of outstanding voting Software Acquisition Group public shares actually and constructively owned by you immediately following the redemption of the Software Acquisition Group public shares must, among other requirements, be less than 80% of the percentage of the outstanding voting Software Acquisition Group public shares actually and constructively owned by you immediately before the redemption. You are urged to consult with your tax advisor as to the tax consequences of a redemption.

If none of the foregoing tests are satisfied, then the redemption proceeds will be treated as a distribution and the tax effects will be as described under “— Taxation of Redemptions Treated as Distributions,” below. After the application of those rules, any remaining tax basis you have in the redeemed Software Acquisition Group public shares will be added to your adjusted tax basis in your remaining Software Acquisition Group public shares, or, if you have none, to your adjusted tax basis in Software Acquisition Group publicly traded warrants held by you or possibly in other shares constructively owned by you.

Taxation of Redemptions Treated as Distributions

If the redemption of your Software Acquisition Group public shares does not qualify as a sale of Software Acquisition Group public shares, you will generally be treated as receiving a distribution from Software Acquisition Group. You generally will be required to include such distribution in gross income as dividend income for U.S. federal income tax purposes to the extent the distribution is paid out of Software Acquisition Group’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Distributions in excess of such earnings and profits generally will be treated as a return of capital that will be applied against and reduce your basis in your shares (but not below zero), with any remaining excess treated as gain from the sale or exchange of such shares as described below under “— Gain or Loss on Redemptions Treated as a Sale of Software Acquisition Group public shares.”

If you are a corporate U.S. Holder, dividends paid by Software Acquisition Group to you generally will be eligible for the dividends-received deduction allowed to domestic corporations in respect of dividends received from other domestic corporations so long as you satisfy the holding period requirement for the dividends-received deduction.

If you are a non-corporate U.S. Holder, under tax laws currently in effect, dividends generally will be taxed at the lower applicable long-term capital gains rate so long as you satisfy the holding period requirement (see “— Gain or Loss on Redemptions Treated as a Sale of Software Acquisition Group public shares” below).

Gain or Loss on Redemptions Treated as a Sale or Exchange of Software Acquisition Group Public Shares

If a redemption of your Software Acquisition Group public shares qualifies as a sale of Software Acquisition Group public shares, you generally will recognize capital gain or loss in an amount equal to the difference between (i) the amount of cash received in the redemption and (ii) your adjusted tax basis in the Software Acquisition Group public shares so redeemed.

Any such capital gain or loss generally will be long-term capital gain or loss if your holding period for the Software Acquisition Group public shares so disposed of exceeds one year. Long-term capital gains recognized by non-corporate U.S. Holders generally will be eligible for taxation at reduced rates. The deductibility of capital losses is subject to limitations.

Information Reporting with Respect to the Redemption for Significant Holders

Certain information reporting requirements may apply to each U.S. Holder that is a “significant holder” of Software Acquisition Group public shares. A “significant holder” is a beneficial owner of Software Acquisition Group public shares that, immediately prior to the redemption, actually or constructively owns 5% or more of the outstanding Software Acquisition Group public shares (by vote or value). You are urged to consult with your tax advisor as to the potential application of these reporting requirements.

All U.S. Holders considering exercising their redemption rights are urged to consult their own tax advisors as to whether the redemption of their Software Acquisition Group public shares will be treated as a distribution, or as a sale, under the Code.

Tax Consequences for Non-U.S. Holders

The discussion below applies to you if you are a Non-U.S. Holder of Software Acquisition Group public shares that exercises the redemption rights described above under “Special Meeting of Stockholders — Redemption Rights” with respect to your Software Acquisition Group public shares.

Treatment of Redemption

If you are a Non-U.S. Holder, the characterization for U.S. federal income tax purposes of the redemption of your Software Acquisition Group public shares generally will correspond to the U.S. federal income tax characterization of such a redemption of a U.S. Holder’s Software Acquisition Group public shares, as described above under “Tax Consequences for U.S. Holders — Treatment of Redemption.”

All Non-U.S. Holders considering exercising their redemption rights are urged to consult their own tax advisors as to whether the redemption of their Software Acquisition Group public shares will be treated as a distribution, or as a sale, under the Code.

Taxation of Redemptions Treated as Distributions

If the redemption of your Software Acquisition Group public shares does not qualify as a sale or exchange of Software Acquisition Group public shares, you will be treated as receiving a distribution from Software Acquisition Group, which will be treated for U.S. federal income tax purposes as a dividend to the extent the distribution is paid out of Software Acquisition Group’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles). The gross amount of such dividends will be subject to a withholding tax at a rate of 30% unless you are eligible for a reduced rate of withholding under an applicable income tax treaty and provide proper certification of your eligibility for such reduced rate (usually on an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable). Dividends that are effectively connected with the conduct by you of a trade or business in the United States (and are attributable to a U.S. permanent establishment if an applicable treaty so requires) generally will be subject to U.S. federal income tax at the same U.S. federal income tax rates applicable to a comparable U.S. Holder. In addition, a corporate Non-U.S. Holder may, under certain circumstances, be subject to the “branch profits tax” at a 30% rate, or, if applicable, a lower income tax treaty rate, on its effectively connected earnings and profits attributable to such gain (subject to adjustments).

Distributions in excess of such earnings and profits generally will be treated as a return of capital that will be applied against and reduce your basis in your shares (but not below zero), with any remaining excess treated as gain from the sale or exchange of such shares as described under “— Gain or Loss on Redemptions Treated as a Sale or Exchange of Software Acquisition Group public shares” below.

Gain or Loss on Redemptions Treated as a Sale or Exchange of Software Acquisition Group Public Shares

If the redemption of your Software Acquisition Group public shares qualifies as a sale or exchange of such shares, you generally will not be subject to U.S. federal income tax on any gain recognized on such redemption unless:

•        such gain is effectively connected with the conduct by you of a trade or business in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment or fixed base that you maintain in the United States), in which case you generally will be subject to U.S. federal income tax on such gain at the same U.S. federal income tax rates applicable to a comparable U.S. Holder and, if you are a corporation for U.S. federal income tax purposes, also may be subject to an additional branch profits tax at a 30% rate or a lower applicable tax treaty rate under certain circumstances;

•        you are an individual who is present in the United States for one-hundred and eighty-three (183) day or more in the taxable year of the redemption and certain other conditions are met, in which case you will be subject to a 30% U.S. federal income tax; or

•        we are or have been a “U.S. real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of the redemption or the period during which you held Software Acquisition Group public shares, and, in the case where our Software Acquisition Group public shares are traded on an established securities market, you have owned, directly or constructively, more than 5% of our Software Acquisition Group public shares at any time within the shorter of the five-year period or your holding period for our Software Acquisition Group public shares.

We do not believe that we are or have been a U.S. real property holding corporation. However, such determination is factual in nature and subject to change and no assurance can be provided as to whether we are or will be a U.S. real property holding corporation with respect to a non-U.S. Holder following the merger or redemption or at any future time.

All holders of Software Acquisition Group public shares are urged to consult their tax advisors with respect to the tax consequences of a redemption of Software Acquisition Group public shares in their particular circumstances, including tax return reporting requirements, the applicability and effect of the alternative minimum tax, any U.S. federal tax laws other than those pertaining to income tax (including estate and gift tax laws), and any state, local, non-U.S. or other tax laws.

FATCA Reporting

In accordance with Sections 1471 to 1474 of the Code (commonly referred to as the Foreign Account Tax Compliance Act, or FATCA), a 30% U.S. federal withholding tax may apply to any redemption treated as a dividend paid to (i) a “foreign financial institution” (as specifically defined in FATCA), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in FATCA) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules.

All holders are urged to consult their tax advisors regarding the application of FATCA to a redemption of Software Acquisition Group public shares.

Information Reporting and Backup Withholding

Proceeds received in connection with the merger or a redemption of Software Acquisition Group public shares may be subject to information reporting to the IRS and U.S. backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number on an IRS Form W-9 and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.

The payment of the proceeds for the disposition of shares (including a retirement or redemption) within the United States or conducted through certain U.S.-related financial intermediaries may be subject to information reporting and backup withholding (currently at a rate of 24%). Backup withholding generally will not apply to payments of dividends on the shares if a Non-U.S. Holder certifies its status as a Non-U.S. Holder under penalties of perjury (usually on an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable) or otherwise establishes an exemption, provided that the applicable withholding agent does not have actual knowledge or reason to know that such Non-U.S. Holder is in fact a “United States person” (as defined in the Code) who is not an exempt recipient.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a holder’s U.S. federal income tax liability, and a holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

COMPARISON OF STOCKHOLDERS’ RIGHTS

General

Software Acquisition Group is incorporated under the laws of the State of Delaware and the rights of Software Acquisition Group stockholders are governed by the laws of the State of Delaware, including the DGCL, Software Acquisition Group’s charter and Software Acquisition Group’s bylaws. As a result of the merger, Software Acquisition Group stockholders who receive shares of New CuriosityStream common stock will become New CuriosityStream stockholders. New CuriosityStream is incorporated under the laws of the State of Delaware and the rights of New CuriosityStream stockholders are governed by the laws of the State of Delaware, including the DGCL, New CuriosityStream’s charter and New CuriosityStream’s bylaws. Thus, following the merger, the rights of Software Acquisition Group stockholders who become New CuriosityStream stockholders in the merger will continue to be governed by Delaware law but will no longer be governed by Software Acquisition Group’s charter and Software Acquisition Group’s bylaws and instead will be governed by New CuriosityStream’s charter and New CuriosityStream’s bylaws.

Comparison of Stockholders’ Rights

Set forth below is a summary comparison of material differences between the rights of Software Acquisition Group stockholders under Software Acquisition Group’s charter and Software Acquisition Group’s bylaws (left column), and the rights of Software Acquisition Group stockholders under forms of Software Acquisition Group’s charter and bylaws (right column). The summary set forth below is not intended to be complete or to provide a comprehensive discussion of each company’s governing documents. This summary is qualified in its entirety by reference to the full text of Software Acquisition Group’s charter and Software Acquisition Group’s bylaws, and forms of New CuriosityStream’s charter and bylaws, which are attached as Annex B, as well as the relevant provisions of the DGCL.

Software Acquisition Group	New CuriosityStream
Authorized Capital Stock

Software Acquisition Group common stock.    Software Acquisition Group is currently authorized to issue 110,000,000 shares of common stock, par value $0.0001 per share, which includes 100,000,000 shares of Class A Common Stock and 10,000,000 shares of Software Acquisition Group Class B Common Stock. As of September 21, 2020, there were 18,687,500 shares of Software Acquisition Group common stock outstanding, which includes 14,950,000 shares of Class A Common Stock and 3,737,500 shares of Software Acquisition Group Class B Common Stock.

Software Acquisition Group preferred stock.    Software Acquisition Group is currently authorized to issue 1,000,000 shares of undesignated preferred stock, par value $0.0001 per share. As of September 21, 2020, there were no shares of Software Acquisition Group preferred stock outstanding.

New CuriosityStream common stock.    New CuriosityStream will be authorized to issue 125,000,000 shares of common stock, par value $0.0001 per share, and 1,000,000 shares of preferred stock, par value $0.0001 per share. As of September 21, 2020, we expect there will be 51.3 million shares of New CuriosityStream common stock (assuming no redemptions) outstanding following consummation of the merger.

New CuriosityStream preferred stock.    Following consummation of the merger, New CuriosityStream is not expected to have any preferred stock outstanding.

Rights of Preferred Stock

Software Acquisition Group’s board of directors may fix for any series of preferred stock such voting powers, full or limited, or no voting powers, and such preferences, designations and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as may be stated in the resolutions of the Software Acquisition Group board of directors providing for the issuance of such series.

Same as Software Acquisition Group.

Software Acquisition Group	New CuriosityStream
Number and Qualification of Directors

The Software Acquisition Group board of directors shall consist of one or more members, the number thereof to be determined from time to time by resolution of the board of directors. Directors need not be stockholders.

The New CuriosityStream board of directors shall consist of one or more members, the number thereof to be determined from time to time by resolution of the board of directors.
Election of Directors

The stockholders shall elect directors each of whom shall hold office for a term of three years or until his or her successor is duly elected and qualified, subject to such director’s earlier death, resignation, disqualification or removal.

At all meetings of stockholders for the election of directors at which a quorum is present a plurality of the votes cast shall be sufficient to elect.

Same as Software Acquisition Group.
Removal of Directors

Any director or the entire Software Acquisition Group board of directors may be removed, but only for cause,  by the affirmative vote of holders of a majority of the voting power of all then outstanding shares of capital stock of the Software Acquisition Group entitled to vote generally in the election of directors, voting together as a single class

Except as required by applicable law, any director or the entire New CuriosityStream board of directors may be removed, but only for cause, by the affirmative vote of holders of a majority of the voting power of all then outstanding shares of capital stock of New CuriosityStream entitled to vote generally in the election of directors, voting together as a single class.

Voting

Each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by such stockholder which has voting power upon the matter in question. Each stockholder entitled to vote at a meeting of stockholders or to express consent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after 3 years from its date, unless the proxy provides for a longer period.

All elections, except for the election of directors, and questions presented to the stockholders at a meeting at which a quorum is present shall be decided by the affirmative vote of the holders of a majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon, unless the matter is one upon which, by applicable law, the Software Acquisition Group Certificate of Incorporation, the Software Acquisition Group By Laws or applicable stock exchange rules, a different vote is required, in which case such provision shall govern and control the decision of such matter.

Shares of its own stock belonging to Software Acquisition Group or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by Software Acquisition Group, shall not be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of Software Acquisition Group or any subsidiary of Software Acquisition Group to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

Same as Software Acquisition Group, except that any vote to increase or decrease the number of authorized shares of any class or classes of stock (but not below the number of shares then outstanding) requires the affirmative vote of the holders of the majority of the voting power of the stock of New CuriosityStream entitled to vote generally in the election of directors, voting together as a single class, without a separate vote of the holders of the class or classes the number of authorized shares of which are being increased or decreased, unless a separate voting standard is expressly set forth in the certificate of designation of preferred stock of New CuriosityStream.

Software Acquisition Group	New CuriosityStream
Cumulative Voting
Delaware law allows for cumulative voting only if provided for in the Software Acquisition Group charter; however, the Software Acquisition Group charter does not authorize cumulative voting.	Same as Software Acquisition Group.
Vacancies on the Board of Directors

Unless otherwise provided by law or Software Acquisition Group’s charter, any newly created directorship or any vacancy occurring in the Software Acquisition Group board of directors for any cause may be filled by a majority of the remaining members of the board of directors, even if such majority is less than a quorum, or by a sole remaining director (and not by stockholders), and any director so chosen shall hold office for the remainder of the full term of the class of directors to which the new directorship was added or in which the vacancy occurred and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

Same as Software Acquisition Group.
Special Meeting of the Board of Directors

Special meetings of the board of directors may be called only by the Chairman of the Board, Chief Executive Officer of the Corporation, or the Board pursuant to a resolution adopted by a majority of the Board

Same as Software Acquisition Group.
Stockholder Action by Written Consent

Any action required or permitted to be taken by the stockholders of the Corporation must be effected by a duly called annual or special meeting of such stockholders and may not be effected by written consent of the stockholders other than with respect to our Class B Common Stock with respect to which action may be taken by written consent.

Any action required or permitted to be taken by the stockholders of the Corporation must be effected by a duly called annual or special meeting of such stockholders and may not be effected by written consent of the stockholders, unless the certificate of designation of preferred stock of New CuriosityStream permits one or more series of preferred stock to take action by written consent.

Amendment to Certificate of Incorporation

Under Delaware law, an amendment to a charter generally requires the approval of Software Acquisition Group’s board of directors and a majority of the combined voting power of the then outstanding shares of voting stock, voting together as a single class.

Under Delaware law, an amendment to a charter generally requires the approval of New CuriosityStream’s board of directors and a majority of the combined voting power of the then outstanding shares of voting stock, voting together as a single class. In addition, any amendment, alternation or repeal to the provisions of the New CuriosityStream Certificate of Incorporation relating to directors will require the affirmative vote of stockholders holding at least 66.7% of the voting power of all outstanding shares of capital stock of New CuriosityStream entitled to vote generally in the election of directors, voting as a single class.

Software Acquisition Group	New CuriosityStream
Amendment of Bylaws

Software Acquisition Group’s board of directors, acting by majority vote, is expressly authorized to make, alter, amend or repeal the Software Acquisition Group bylaws (with exception of Article VIII: Indemnification, which requires the affirmative vote of the stockholders holding at least 66.7% of the voting power of all outstanding shares of capital stock of Software Acquisition Group).

Same as Software Acquisition Group.
Quorum

Board of Directors.    At all meetings of the Software Acquisition Group board of directors, a majority of the members of the board shall constitute a quorum for the transaction of business.

Stockholders.    The presence in person or by proxy of the holders of a majority in voting power of the outstanding shares of stock entitled to vote at the meeting will constitute a quorum at any meeting of stockholders,  except that when specified business is to be voted on by a class or series of stock voting as a class, the holders of shares representing a majority of the voting power of the outstanding shares of such class or series shall constitute a quorum of such class or series for the transaction of such business. Shares of its own stock belonging to Software Acquisition Group or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by Software Acquisition Group, shall neither be entitled to vote nor be counted for quorum purposes.

Same as Software Acquisition Group.
Interested Directors

Under Section 144 of the DGCL, no contract or transaction between Software Acquisition Group and one or more directors or officers, or between Software Acquisition Group and any other entity in which Software Acquisition Group’s directors or officers are directors or officers or have a financial interest will be void or voidable solely for that reason if (1) the material facts as to such interested director’s relationship or interests are disclosed or known to the Software Acquisition Group’s board of directors and the Software Acquisition Group’s board of directors in good faith authorizes the transaction by the affirmative vote of a majority of the disinterested directors, even though less than a quorum, (2) such material facts are disclosed or known to the stockholders entitled to vote on such transaction and the transaction is specifically approved in good faith by the stockholders, or (3) the transaction is fair as to Software Acquisition Group as of the time it is authorized, approved or ratified.

To the fullest extent permitted by law, except as may be otherwise agreed in writing between such director and Software Acquisition Group, (1) no director of Software Acquisition Group (other than any director who is an executive officer of Software Acquisition Group) will have any duty to refrain from engaging in the same or similar activities or line of business at Software

Same as Software Acquisition Group, except that any alteration, amendment, addition to or repeal of the provisions of the New CuriosityStream Certificate of Incorporation that relate to interested directors will not eliminate or reduce such provisions in respect of any business opportunity first identified or any other matter occurring, or any cause of action, suit or claim that, but for such provisions, would accrue or arise, prior to such alteration, amendment, addition repeal or adoption.

Software Acquisition Group	New CuriosityStream

Acquisition Group or any of its subsidiaries or doing business with any client, customer or vendor of Software Acquisition Group, and (2) no director shall be deemed to have breached any duty (fiduciary or otherwise), if any, to Software Acquisition Group or its subsidiaries or stockholders solely by reason of any director of Software Acquisition Group (other than any director who is an executive officer of Software Acquisition Group) engaging in any such activity or entering into such transactions.

Software Acquisition Group renounces any interest or expectation in, nor right to be informed of, any corporate opportunity, and in the event that any director of Software Acquisition Group (other than any director who is an executive officer of Software Acquisition Group) acquires knowledge of a potential transaction that may be a corporate opportunity, to the fullest extent permitted by law, such director will have no duty (fiduciary or otherwise) or obligation to communicate or offer such corporate opportunity to Software Acquisition Group and its subsidiaries and stockholders and will not be liable to Software Acquisition Group and its subsidiaries and stockholders for breach of any fiduciary duty in respect of such corporate opportunity.

Interested Stockholders
See “— Interested Directors” above and “— Anti-Takeover Provisions and other Stockholder Provisions” below.	See “— Interested Directors” above and “— Anti-Takeover Provisions and other Stockholder Protections” below.
Special Stockholder Meetings

A special meeting of Software Acquisition Group’s stockholders may be called only by the Chairman of the Board, Chief Executive Officer, or the Board pursuant to a resolution adopted by a majority of the Board, and may not be called by any other person.

Same as Software Acquisition Group.
Notice of Stockholder Meetings

Written notice stating the place, if any, date and time of each meeting of Software Acquisition Group’s stockholders, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting) and, in case of a special meeting, the purpose or purposes for which the meeting is called will, unless otherwise provided by law or Software Acquisition Group’s governing documents, be delivered not less than ten (10) nor more than sixty (60) days before the date of the meeting, to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting.

Same as Software Acquisition Group.

Software Acquisition Group	New CuriosityStream
Stockholder Proposals (Other than Nomination of Persons for Election as Directors)

No business may be transacted at an annual meeting of stockholders, other than business that is either (i) specified in Software Acquisition Group’s notice of meeting (or any supplement thereto) delivered pursuant to the bylaws, (ii) properly brought before the annual meeting by or at the direction of the board or (iii) otherwise properly brought before the annual meeting by any stockholder of Software Acquisition Group who is entitled to vote at the meeting, who complies with the notice procedures set forth in the bylaws and who is a stockholder of record at the time such notice is delivered to the Secretary of Software Acquisition Group

The stockholder must (i) give timely notice thereof in proper written form to the Secretary of Software Acquisition Group, and (ii) the business must be a proper matter for stockholder action. To be timely, a stockholder’s notice must be received by the Secretary at the principal executive offices of Software Acquisition Group not less than ninety (90) or more than one-hundred twenty (120) days before the anniversary date of the immediately preceding meeting. The public announcement of an adjournment or postponement of an annual meeting shall not commence a new time period (or extend any time period) for the giving of a stockholder’s notice. Additionally, the stockholder must provide information pursuant to the advance notice provisions in the Software Acquisition Group bylaws.

Same as Software Acquisition Group.
Stockholder Nominations of Persons for Election as Directors

Nominations of persons for election to the Software Acquisition Group board of directors may be made at an annual meeting of stockholders, or at any special meeting of stockholders called for the purpose of electing directors as set forth in Software Acquisition Group’s notice of such special meeting, (i) by or at the direction of the Software Acquisition Group board of directors or (ii) by any stockholder of Software Acquisition Group who is entitled to vote at the meeting, who complies with the notice procedures set forth in the bylaws and who is a stockholder of record at the time such notice is delivered to the Secretary of Software Acquisition Group

For a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary. To be timely, a stockholder’s notice to the Secretary must be received by the Secretary at the principal executive offices of Software Acquisition Group (i) in the case of an annual meeting, not later than the close of business not less than ninety (90) days nor more than one-hundred and twenty (120) days prior to the anniversary of the preceding year’s annual meeting or, if the number of directors to be elected to the board of directors is increased and the first public announcement naming all of the nominees for directors or specifying the size of the increased board of directors is less than ninety (90) days prior to the meeting, the close of business on the 10th day following the day on which

Same as Software Acquisition Group.

Software Acquisition Group	New CuriosityStream

public announcement of the date of such meeting is first made; and (ii) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the 10th day following the day on which public announcement of the date of the special meeting is first made by Software Acquisition Group. In no event shall the public announcement of an adjournment or postponement of an annual meeting or special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice. Additionally, the stockholder must provide information pursuant to the advance notice provisions in the Software Acquisition Group bylaws.

Limitation of Liability of Directors and Officers

A director of Software Acquisition Group shall not be personally liable to Software Acquisition Group or its stockholders for monetary damages for breach of fiduciary duty owed to Software Acquisition Group and its stockholders. Neither the amendment nor appeal of this provision in Software Acquisition Group’s charter nor, to the fullest extent permitted by the DGCL, any modification of law shall adversely affect any right or protection of a director of Software Acquisition Group in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

Same as Software Acquisition Group.
Indemnification of Directors, Officers, Employees and Agents

Software Acquisition Group will indemnify any person for any proceeding by reason of being a director or officer of Software Acquisition Group or, while a director or officer, is or was serving at the request of Software Acquisition Group as a director, officer, employee, agent or trustee of another corporation or of a partnership, joint venture, trust or other enterprise if such proceeding or part thereof was authorized by Software Acquisition Group’s board of directors.

The right to indemnification covers all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection with such proceeding. It also includes the right to be paid by Software Acquisition Group the expenses (including attorney’s fees) incurred in defending or otherwise participating in any such proceeding in advance of its final disposition, provided, however, that, if the DGCL requires, an advancement of expenses will be made only upon delivery to Software Acquisition Group of an undertaking, by or on behalf of the indemnitee, to repay all amounts so advanced if it will ultimately be determined by final judicial decision from which there is no further right to appeal that the indemnitee is not entitled to be indemnified for the expenses.

Such rights will continue as to an indemnitee who has ceased to be a director, officer, employee or agent and will inure to the benefit of his or her heirs, executors and administrators.

Same as Software Acquisition Group.

Software Acquisition Group	New CuriosityStream

Notwithstanding the foregoing, except for proceedings to enforce rights to indemnification and advancement of expenses, Software Acquisition Group shall indemnify and advance expenses to an indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Software Acquisition Group’s board.

Dividends, Distributions and Stock Repurchases

Subject to the rights of the holders of Software Acquisition Group preferred stock, and to the other provisions of the Software Acquisition Group’s charter, dividends and other distributions in cash, property or capital stock of Software Acquisition Group may be declared and paid ratably on Software Acquisition Group’s common stock.

Same as Software Acquisition Group.
Liquidation

The Software Acquisition Group charter provides that, in the event of any liquidation, dissolution or winding up of Software Acquisition Group, the holders of shares of Common Stock shall be entitled to receive all the remaining assets of Software Acquisition Group available for distribution to its stockholders, ratably in proportion to the number of shares of Class A Common Stock (on an as converted basis with respect to the Class B Common Stock) held by them.

The New CuriosityStream charter will provide that, in the event of any liquidation, dissolution or winding up of New CuriosityStream, the holders of shares of Common Stock shall be entitled to receive all the remaining assets of New CuriosityStream available for distribution to its stockholders, ratably in proportion to the number of shares of New CuriosityStream common stock held by them.

Conversion

There are no conversion rights relating to the Class A Common Stock.

Shares of Class B Common Stock shall be convertible into shares of Class A Common Stock on a one-for-one basis (i) at any time and from time to time at the option of the holder thereof and (ii) automatically on the closing of a business combination.

There will be no conversion rights relating to the New CuriosityStream common stock.
Recapitalizations, Reclassifications and Other Changes
The Software Acquisition Group charter does not contain such provisions.

Each share of Class A Common Stock outstanding immediately prior to the New CuriosityStream Certificate of Incorporation’s effectiveness will automatically be renamed and reclassified on a one-for-one basis as shares of New CuriosityStream common stock with all stock certificates and book-entry notations being revised to reflect such change without the need for surrender or exchange thereof.

Supermajority Voting Provisions
The Software Acquisition Group charter does not contain such provisions.

Any amendment, alteration or repeal to the provisions of the New CuriosityStream Certificate of Incorporation relating to directors will require the affirmative vote of stockholders holding at least 66.7% of the voting power of all outstanding shares of capital stock of New CuriosityStream entitled to vote generally in the election of directors, voting as a single class.

The affirmative vote of the stockholders holding at least 66.7% of the voting power of all outstanding shares of

Software Acquisition Group	New CuriosityStream
capital stock of New CuriosityStream is required to amend or repeal the indemnification provisions of the Bylaws.
Anti-Takeover Provisions and other Stockholder Protections

Software Acquisition Group is subject to Section 203 of the DGCL, which prohibits a Delaware corporation from engaging in a “business combination” with an “interested stockholder” (i.e., a stockholder owning 15% or more of Software Acquisition Group’s voting stock) for three years following the time that the “interested stockholder” becomes such, subject to certain exceptions.

Same as Software Acquisition Group.
Stockholder Rights Plan

While Delaware law does not include a statutory provision expressly validating stockholder rights plans, such plans have generally been upheld by court decisions applying Delaware law.

New Software Acquisition Group does not have a stockholder rights plan currently in effect, but under the DGCL, Software Acquisition Group’s board of directors could adopt such a plan without stockholder approval.

Same as Software Acquisition Group.
Preemptive Rights
There are no preemptive rights relating to shares of Software Acquisition Group common stock.	Same as Software Acquisition Group.
Duties of Directors

Under Delaware law, the standards of conduct for directors have developed through Delaware court case law. Generally, directors of Delaware corporations are subject to a duty of loyalty and a duty of care. The duty of loyalty requires directors to refrain from self-dealing, and the duty of care requires directors in managing Software Acquisition Group’s affairs to use that level of care which ordinarily careful and prudent persons would use in similar circumstances. When directors act consistently with their duties of loyalty and care, their decisions generally are presumed to be valid under the business judgment rule.

Software Acquisition Group’s board of directors may exercise all such powers of Software Acquisition Group and do all such lawful acts and things as are not by statute or the Software Acquisition Group’s charter or bylaws directed or required to be exercised or done solely by the stockholders.

Same as Software Acquisition Group.

Software Acquisition Group	New CuriosityStream
Inspection of Books and Records; Stockholder Lists

Inspection.    Under Section 220 of the DGCL, any stockholder, in person or by attorney or other agent, has, upon written demand under oath stating the purpose thereof, the right during the usual hours for business to inspect for any proper purpose and to make copies and extracts from Software Acquisition Group’s stock ledger, a list of its stockholders and its other books and records.

Voting List.    Software Acquisition Group will prepare, at least ten (10) days before every meeting of the stockholders, a complete list of the stockholders entitled to vote at the meeting. The list will be open to the examination of any stockholder, for any purpose germane to the meeting at least ten (10) days prior to the meeting either (i) on a reasonably accessible electronic network or (ii) during ordinary business hours at the principal place of business of Software Acquisition Group If the meeting is to be held at a place, then a list of stockholders entitled to vote at the meeting will be produced and kept at the time and place of the meeting during the whole time thereof and may be examined by any stockholder who is present. If a meeting of stockholders is to be held solely by means of remote communication, the list shall be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of meeting.

Same as Software Acquisition Group.
Choice of Forum

The Software Acquisition Group’s charter designates the Court of Chancery of the State of Delaware as the exclusive forum for (i) any derivative action brought by a stockholder on behalf of Software Acquisition Group, (ii) any claim of breach of a fiduciary duty owed by any of Software Acquisition Group’s directors, officers or employee of Software Acquisition Group governed by the internal affairs doctrine, (iii) any claim against Software Acquisition Group,  its directors, officers or employees arising under its charter, bylaws or the DGCL or (iv) any claim against Software Acquisition Group governed by the internal affairs doctrine. However, Software Acquisition Group’s charter specifically exempts from the deemed acceptance of service of process on counsel bringing claims outside Delaware for stockholder suits as to which (A) as to which the Delaware Chancery Court determines there is an indispensable party not subject to the jurisdiction of the Delaware Chancery Court, (B) which is vested in the exclusive jurisdiction of another court or forum, (C) for which the Delaware Chancery Court does not have subject matter jurisdiction and (D) arising under the Securities Act, for which the Delaware Chancery Court and the federal district court for the District of Delaware have concurrent jurisdiction. Software Acquisition Group’s charter further provides that the federal courts have exclusive jurisdiction over suites brought to enforce any liability or duty created by the Exchange Act or for which the federal courts have exclusive jurisdiction.

New CuriosityStream’s Charter designates the Court of Chancery of the State of Delaware as the exclusive forum for (i) any derivative action brought by a stockholder on behalf of Software Acquisition Group, (ii) any claim of breach of a fiduciary duty owed by any of Software Acquisition Group’s directors, officers or employee of Software Acquisition Group governed by the internal affairs doctrine, (iii) any claim against Software Acquisition Group, its directors, officers or employees arising under its charter, bylaws or the DGCL or (iv) any claim against Software Acquisition Group governed by the internal affairs doctrine. New CuriosityStream’s charter will not contain specific exemptions to the deemed acceptance of service of process on counsel bringing claims outside Delaware for stockholder suits as to which (a) the Delaware Chancery Court determines there is an indispensable party not subject to the jurisdiction of the Delaware Chancery Court, (b) is vested in the exclusive jurisdiction of a court or forum other than the Delaware Chancery Court or (c) for which the Delaware Chancery Court does not have subject matter jurisdiction. New CuriosityStream’s charter will provide that the Delaware Chancery Court will be the exclusive jurisdiction for any stockholder to bring any action asserting an “internal corporate claim” as defined in Section 115 of the DGCL. In addition, New CuriosityStream’s charter will provide that the Federal District Courts of the United States of America will be the exclusive forum for resolution of any complaint asserting a cause of action under the Securities Act of 1933, as amended, or with respect to the offer or sale of securities of Software Acquisition Group.

DESCRIPTION OF SOFTWARE ACQUISITION GROUP CAPITAL STOCK

As a result of the merger, CuriosityStream stockholders who receive shares of Class A Common Stock in the merger will become Software Acquisition Group stockholders. Your rights as Software Acquisition Group stockholders will be governed by Delaware law and Software Acquisition Group’s charter and bylaws. The following summary of the material terms of our securities is not intended to be a complete summary of the rights and preferences of such securities. We urge you to read the applicable provisions of Delaware law and Software Acquisition Group’s forms of charter and bylaws carefully and in their entirety because they describe your rights as a holder of shares of Class A Common Stock.

In connection with the merger, Software Acquisition Group will amend and restate its charter and bylaws. The following is a description of the material terms of, and is qualified in its entirety by, Software Acquisition Group’s charter and bylaws, each of which will be in effect upon the consummation of the merger, the forms of which are filed as Annex B to this proxy statement is a part.

Software Acquisition Group’s purpose is to engage in any lawful act or activity for which corporations may now or hereafter be organized under the DGCL. Upon the consummation of the merger, Software Acquisition Group’s authorized capital stock will consist of 125,000,000 shares of common stock, par value $0.0001 per share, and 1,000,000 shares of undesignated preferred stock, $0.0001 par value. No shares of preferred stock will be issued or outstanding immediately after the merger. Unless Software Acquisition Group’s board of directors determines otherwise, Software Acquisition Group will issue all shares of its capital stock in uncertificated form.

Common Stock

Holders of Class A Common Stock are entitled to one vote for each share held of record on all matters submitted to a vote of stockholders, including the election or removal of directors. Holders of Class A Common Stock and holders of Class B Common Stock vote together as a single class on all matters submitted to a vote of Software Acquisition Group’s stockholders (each a “Stockholder,” and collectively the “Stockholders”), except as required by law. Unless specified in the charter or bylaws, or as required by applicable provisions of the DGCL or applicable stock exchange rules, the affirmative vote of a majority of its shares of Class A Common Stock that are voted is required to approve any such matter voted on by its stockholders. Software Acquisition Group’s board of directors are divided into three classes, each of which will generally serve for a term of three years with only one class of directors being elected each year. Our stockholders do not have cumulative voting rights in the election of directors. Accordingly, holders of a majority of the voting shares are able to elect all of the directors. Stockholders are entitled to receive ratable dividends, if any, as may be declared from time-to-time by our Board out of legally available funds.

Software Acquisition Group will provide its stockholders with the opportunity to redeem all or a portion of their public shares upon the completion of the initial business combination at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two (2) business days prior to the consummation of the initial business combination including interest earned on the funds held in the Trust Account and not previously released to Software Acquisition Group to pay its taxes, divided by the number of then outstanding public shares, subject to the limitations described herein. The per share amount distributed to investors who properly redeem their shares will not be reduced by the deferred underwriting commissions paid to the underwriter. The Sponsor, officers and directors have entered into the Letter Agreement with Software Acquisition Group, pursuant to which the Sponsor has agreed to waive its redemption rights with respect to any Founder Shares and any public shares held by them in connection with the completion of an initial business combination. If a stockholder vote is not required by law and Software Acquisition Group does not decide to hold a stockholder vote for business or other legal reasons, Software Acquisition Group will, pursuant to the existing charter, conduct the redemptions pursuant to the tender offer rules of the SEC, and file tender offer documents with the SEC prior to completing the initial business combination. The existing charter requires these tender offer documents contain substantially the same financial and other information about the initial business combination and the redemption rights as is required under the SEC’s proxy rules. If, however, a stockholder approval of the transaction is required by law, or Software Acquisition Group decides to obtain stockholder approval for business or other legal reasons, it will, like many blank check companies, offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. If Software Acquisition Group seeks stockholder approval, then the initial business combination will be completed only if a majority of the outstanding shares of Class A Common Stock that are voted are voted in favor of the initial business combination. A quorum for such meeting will consist of the holders present in person or by proxy of shares of outstanding capital stock of Software Acquisition Group representing a majority of the voting power of all outstanding shares of capital stock of Software Acquisition Group entitled to vote at such meeting.

If Software Acquisition Group seeks stockholder approval of an initial business combination and does not conduct redemptions in connection with the initial business combination pursuant to the tender offer rules, the existing charter provides that a public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), are restricted from redeeming its shares with respect to more than an aggregate of 20% of the shares of Class A Common Stock sold in its IPO (the “Excess Shares”). However, Software Acquisition Group would not be restricting its stockholders’ ability to vote all of their shares (including Excess Shares) for or against its initial business combination. Software Acquisition Group’s stockholders’ inability to redeem the Excess Shares will reduce their influence over Software Acquisition Group’s ability to complete the initial business combination, and such stockholders could suffer a material loss in their investment if they sell such Excess Shares on the open market. Additionally, such stockholders will not receive redemption distributions with respect to the Excess Shares if Software Acquisition Group completes the initial business combination. As a result, such stockholders will continue to hold that number of shares exceeding 20% and, in order to dispose of such shares, would be required to sell their stock in open market transactions, potentially at a loss.

In the event of a liquidation, dissolution, or winding up of the company after an initial business combination, Software Acquisition Group stockholders are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision is made for each class of stock, if any, having preference over the common stock. Software Acquisition Group stockholders have no preemptive or other subscription rights. There are no sinking fund provisions applicable to the common stock, except that Software Acquisition Group provides its stockholders with the opportunity to redeem their public shares for cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account, upon the completion of its initial business combination, subject to the limitations described herein.

As of September 21, 2020, Software Acquisition Group had approximately 14,950,000 shares of Class A Common Stock, par value $0.0001 per share, 3,737,500 shares of Class B Common Stock, par value $0.0001 per share outstanding and 1,000,000 shares of undesignated preferred stock, $0.0001 par value available for issuance. After giving effect to the merger, it is expected that Software Acquisition Group will have approximately 51.3 million shares (assuming no redemptions and based on the value of the Trust Account on September 21, 2020) of common stock outstanding.

Founder Shares

Founder Shares are identical to the shares of Class A Common Stock and holders of Founder Shares have the same stockholder rights as public stockholders, except that (i) the Founder Shares are subject to certain transfer restrictions, as described in more detail below, (ii) the Sponsor, officers, and directors have entered into the Letter Agreement with Software Acquisition Group, pursuant to which they have agreed (A) to waive their redemption rights with respect to any Founder Shares and any public shares held by them in connection with the completion of the initial business combination, (B) to waive their redemption rights with respect to their Founder Shares and public shares in connection with a stockholder vote to approve an amendment to the existing charter (x) to modify the substance or timing of Software Acquisition Group’s obligation to allow redemption rights in connection with any proposed initial business combination or to redeem 100% of Software Acquisition Group’s public shares if it does not complete the initial business combination within the timeframe set forth in the existing charter, (y) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity, and (C) to waive their rights to liquidating distributions from the Trust Account with respect to any Founder Shares held by them if Software Acquisition Group fails to complete its initial business combination within the timeframe set forth in the existing charter, although they will be entitled to liquidating distributions from the Trust Account with respect to any public shares they hold if Software Acquisition Group fails to complete its initial business combination within such time period, (iii) the Founder Shares are shares of Software Acquisition Group’s Class B Common Stock that will automatically convert into shares of Class A Common Stock at the time of its initial business combination, or at any time prior thereto at the option of the holder, on a one-for-one basis, subject to adjustment as described herein, and (iv) are entitled to registration rights. If Software Acquisition Group submits its initial business combination to its public stockholders for a vote, the Sponsor, officers, and directors have agreed pursuant to the Letter Agreement to vote any Founder Shares held by them and any public shares purchased during or after Software Acquisition Group’s IPO (including in open market and privately negotiated transactions) in favor of the initial business combination.

The shares of Class B Common Stock will automatically convert into shares of Class A Common Stock at the time of an initial business combination on a one-for-one basis (subject to adjustment for stock splits, stock dividends, reorganizations, recapitalizations and the like), and subject to further adjustment as provided herein. In the case that additional shares of Class A Common Stock, or equity-linked securities, are issued or deemed issued in excess of the amounts offered in Software Acquisition Group’s IPO and related to the closing of the initial business combination, the ratio at which shares of Class B Common Stock shall convert into shares of Class A Common Stock will be adjusted (unless the holders of a majority of the outstanding shares of Class B Common Stock agree to waive such adjustment with respect to any such issuance or deemed issuance) so that the number of shares of Class A Common Stock issuable upon conversion of all shares of Class B Common Stock will equal, in the aggregate, on an as-converted basis, 20% of the sum of the total number of all shares of Class A Common Stock outstanding upon completion of Software Acquisition Group’s IPO plus all shares of Class A Common Stock and equity-linked securities issued or deemed issued in connection with the initial business combination (excluding any shares or equity-linked securities issued, or to be issued, to any seller in the initial business combination, and any private placement-equivalent warrants issued to the Sponsor or its affiliates upon conversion of loans made to us). Holders of Founder Shares may also elect to convert their shares of Class B Common Stock into an equal number of shares of Class A Common Stock at any time, subject to adjustment as provided above. The term “equity-linked securities” refers to any debt or equity securities that are convertible, exercisable or exchangeable for shares of Class A Common Stock issued in a financing transaction in connection with the initial business combination, including but not limited to a private placement of equity or debt. Securities could be “deemed issued” for purposes of the conversion rate adjustment if such shares are issuable upon the conversion or exercise of convertible securities, warrants or similar securities.

With certain limited exceptions, the Founder Shares are not transferable, assignable or salable (except to Software Acquisition Group’s officers and directors and other persons or entities affiliated with the Sponsor, each of whom are subject to the same transfer restrictions) until the earlier of (A) one year after the completion of the initial business combination or (B) subsequent to the initial business combination, (x) if the last sale price of Class A Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any twenty (20) trading days within any thirty (30) trading day period commencing at least one-hundred and fifty (150) days after the initial business combination, or (y) the date on which Software Acquisition Group completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of the Stockholders having the right to exchange their shares of Class A Common Stock for cash, securities or other property.

Redeemable Warrants

The warrants were issued in registered form under a warrant agreement between Continental Stock Transfer & Trust Company, as warrant agent, and Software Acquisition Group (the “Warrant Agreement”). The Warrant Agreement provides that the terms of the warrants may be amended without the consent of any holder to cure any ambiguity or correct any defective provision, but requires the approval by the holders of at least a majority of the then outstanding public warrants to make any change that adversely affects the interests of the registered holders of public warrants.

The warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price (or on a cashless basis, if applicable), by certified or official bank check payable to Software Acquisition Group, for the number of warrants being exercised. The warrantholders do not have the rights or privileges of holders of Class A Common Stock and any voting rights until they exercise their warrants and receive shares of Class A Common Stock. After the issuance of shares of Class A Common Stock upon exercise of the warrants, each holder will be entitled to one (1) vote for each share held of record on all matters to be voted on by stockholders.

In addition, if (x) Software Acquisition Group issues additional shares of Class A Common Stock or equity-linked securities for capital raising purposes in connection with the closing of the initial business combination at a Newly Issued Price of less than $9.20 per share of Class A Common Stock (with such issue price or effective issue price to be determined in good faith by Software Acquisition Group’s board of directors and, in the case of any such issuance to the Sponsor or its affiliates, without taking into account any Founder Shares held by the Sponsor or such affiliates, as applicable, prior to such issuance), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of the initial business combination on the date of the consummation of the initial business combination (net of redemptions), and (z) the Market Value is below $9.20 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price, and the $18.00 per share redemption trigger price described above will be adjusted (to the nearest cent) to be equal to 180% of the higher of the Market Value and the Newly Issued Price. No fractional shares will be issued upon exercise of the warrants. If, upon exercise of the warrants, a holder would be entitled to receive a fractional interest in a share, Software Acquisition Group will, upon exercise, round down to the nearest whole number of shares of Class A Common Stock to be issued to the warrantholder.

Each whole warrant entitles the registered holder to purchase one whole share of Class A Common Stock at a price of $11.50 per share, subject to adjustment as discussed below, thirty (30) days after the completion of the initial business combination. Pursuant to the Warrant Agreement, a warrantholder may exercise its warrants only for a whole number of shares of Class A Common Stock. This means that only a whole warrant may be exercised at any given time by a warrantholder. Only whole warrants are traded. The warrants will expire five years after the completion of the initial business combination, at 5:00 p.m. Eastern Time, or earlier upon redemption or liquidation.

Software Acquisition Group will not be obligated to deliver any shares of Class A Common Stock pursuant to the exercise of a warrant and will have no obligation to settle such warrant exercise unless a registration statement under the Securities Act with respect to the shares of Class A Common Stock underlying the warrants is then effective and a prospectus relating thereto is current, subject to Software Acquisition Group’s satisfying Software Acquisition Group’s obligations described below with respect to registration. No warrant is exercisable and Software Acquisition Group will not be obligated to issue shares of Class A Common Stock upon exercise of a warrant unless Class A Common Stock issuable upon such warrant exercise has been registered, qualified, or deemed to be exempt under the securities laws of the state of residence of the registered holder of the warrants. In the event that the conditions in the two immediately preceding sentences are not satisfied with respect to a warrant, the holder of such warrant will not be entitled to exercise such warrant and such warrant may have no value and expire worthless. In no event will Software Acquisition Group be required to net cash settle any warrant. In the event that a registration statement is not effective for the exercised warrants, the purchaser of a unit containing such warrant will have paid the full purchase price for the unit solely for the share of Class A Common Stock underlying such unit.

Software Acquisition Group has agreed that as soon as practicable, but in no event later than fifteen (15) business days after the closing of the initial business combination, Software Acquisition Group will use its best efforts to file with the SEC a registration statement covering the shares of Class A Common Stock issuable upon exercise of the warrants, to cause such registration statement to become effective and to maintain a current prospectus relating to those shares of Class A Common Stock until the warrants expire or are redeemed, as specified in the Warrant Agreement. If a registration statement covering the shares of Class A Common Stock issuable upon exercise of the warrants is not effective by the sixtieth (60th) business day after the closing of the initial business combination, warrantholders may, until such time as there is an effective registration statement and during any period when Software Acquisition Group will have failed to maintain an effective registration statement, exercise warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption. Notwithstanding the foregoing, if a registration statement covering the Class A Common Stock issuable upon exercise of the warrants is not effective within a specified period following the consummation of the initial business combination, warrantholders may, until such time as there is an effective registration statement and during any period when Software Acquisition Group shall have failed to maintain an effective registration statement, exercise warrants on a cashless basis pursuant to the exemption provided by Section 3(a)(9) of the Securities Act of 1933, as amended, or the Securities Act, provided that such exemption is available. If that exemption, or another exemption, is not available, holders will not be able to exercise their warrants on a cashless basis.

Once the warrants become exercisable, Software Acquisition Group may call the warrants for redemption:

•        in whole and not in part;

•        at a price of $0.01 per warrant;

•        upon not less than thirty (30) days’ prior written notice of redemption (the “thirty (30) day redemption period”) to each warrantholder; and

•        if, and only if, the reported last sale price of the Class A Common Stock equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any twenty (20) trading days within a thirty (30) trading day period ending three (3) business days before Software Acquisition Group sends the notice of redemption to the warrantholders.

If and when the warrants become redeemable, Software Acquisition Group may not exercise its redemption right if the issuance of shares of Class A Common Stock upon exercise of the warrants is not exempt from registration or qualification under applicable state blue sky laws or Software Acquisition Group are unable to effect such registration or qualification. Software Acquisition Group will use its best efforts to register or qualify such shares of Class A Common Stock under the blue sky laws of the state of residence in those states in which the warrants were offered by us in Software Acquisition Group’s IPO.

Software Acquisition Group established the last of the redemption criteria discussed above to prevent a redemption call unless there is, at the time of the call, a significant premium to the warrant exercise price. If the foregoing conditions are satisfied and Software Acquisition Group issues a notice of redemption of the warrants, each warrantholder is entitled to exercise its warrant prior to the scheduled redemption date. However, the price of the Class A Common Stock may fall below the $18.00 redemption trigger price (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) as well as the $11.50 warrant exercise price after the redemption notice is issued.

If Software Acquisition Group calls the warrants for redemption as described above, Software Acquisition Group’s management will have the option to require any holder that wishes to exercise its warrant to do so on a “cashless basis.” In determining whether to require all holders to exercise their warrants on a “cashless basis,” management will consider, among other factors, Software Acquisition Group’s cash position, the number of warrants that are outstanding and the dilutive effect on its stockholders of issuing the maximum number of shares of Class A Common Stock issuable upon the exercise of Software Acquisition Group’s warrants. If Software Acquisition Group’s management takes advantage of this option, all holders of warrants would pay the exercise price by surrendering their warrants for that number of shares of Class A Common Stock equal to the quotient obtained by dividing (x) the product of the number of shares of Class A Common Stock underlying the warrants, multiplied by the difference between the exercise price of the warrants and the “fair market value” (defined below) by (y) the fair market value. The “fair market value” shall mean the average reported last sale price of the Class A Common Stock for the ten (10) trading days ending on the third trading day prior to the date on which the notice of redemption is sent to the holders of warrants. If Software Acquisition Group’s management takes advantage of this option, the notice of redemption will contain the information necessary to calculate the number of shares of Class A Common Stock to be received upon exercise of the warrants, including the “fair market value” in such case. Requiring a cashless exercise in this manner will reduce the number of shares to be issued and thereby lessen the dilutive effect of a warrant redemption. Software Acquisition Group believes this feature is an attractive option to it if it does not need the cash from the exercise of the warrants after the initial business combination. If Software Acquisition Group calls its warrants for redemption and its management does not take advantage of this option, the Sponsor and its permitted transferees would still be entitled to exercise their private placement warrants for cash or on a cashless basis using the same formula described above that other warrantholders would have been required to use had all warrantholders been required to exercise their warrants on a cashless basis, as described in more detail below.

A holder of a warrant may notify Software Acquisition Group in writing in the event it elects to be subject to a requirement that such holder will not have the right to exercise such warrant, to the extent that, to the warrant agent’s actual knowledge, after giving effect to such exercise, such person (together with such person’s affiliates) would beneficially own in excess of 4.9% or 9.8% (or such other amount as a holder may specify) of the shares of Class A Common Stock outstanding immediately after giving effect to such exercise.

If the number of outstanding shares of Class A Common Stock is increased by a stock dividend payable in shares of Class A Common Stock, or by a split-up of shares of Class A Common Stock or other similar event, then, on the effective date of such stock dividend, split-up or similar event, the number of shares of Class A Common Stock issuable on exercise of each warrant will be increased in proportion to such increase in the outstanding shares of Class A Common Stock. A rights offering to holders of Class A Common Stock entitling holders to purchase shares of Class A Common Stock at a price less than the fair market value will be deemed a stock dividend of a number of shares of Class A Common Stock equal to the product of (i) the number of shares of Class A Common Stock actually sold in such rights offering (or issuable under any other equity securities sold in such rights offering that are convertible into or exercisable for Class A Common Stock) and (ii) one (1) minus the quotient of (x) the price per share of Class A Common Stock paid in such rights offering divided by (y) the fair market value. For these purposes (i) if the rights offering is for securities convertible into or exercisable for Class A Common Stock, in determining the price payable for Class A Common Stock, there will be taken into account any consideration received for such rights, as well as any additional amount payable upon exercise or conversion and (ii) fair market value means the volume weighted average price of Class A Common Stock as reported during the ten (10) trading day period ending on the trading day prior to the first date on which the shares of Class A Common Stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive such rights.

In addition, if Software Acquisition Group, at any time while the warrants are outstanding and unexpired, pay a dividend or make a distribution in cash, securities, or other assets to the holders of Class A Common Stock on account of such shares of Class A Common Stock (or other shares of Software Acquisition Group’s capital stock into which the warrants are convertible), other than (a) as described above, (b) certain ordinary cash dividends, (c) to satisfy the redemption rights of the holders of Class A Common Stock in connection with a proposed initial business combination, (d) to satisfy the redemption rights of the holders of Class A Common Stock in connection with a stockholder vote to amend the existing charter (i) to modify the substance or timing of Software Acquisition Group’s obligation to redeem 100% of its Class A Common Stock if it does not complete the initial business combination within the timeframe set forth in its amended and restated certificate of incorporation or (ii) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity, or (e) in connection with the redemption of Software Acquisition Group’s public shares upon its failure to complete the initial business combination, then the warrant exercise price will be decreased, effective immediately after the effective date of such event, by the amount of cash and/or the fair market value of any securities or other assets paid on each share of Class A Common Stock in respect of such event.

If the number of outstanding shares of Class A Common Stock is decreased by a consolidation, combination, reverse stock split or reclassification of shares of Class A Common Stock or other similar event, then, on the effective date of such consolidation, combination, reverse stock split, reclassification or similar event, the number of shares of Class A Common Stock issuable on exercise of each warrant will be decreased in proportion to such decrease in outstanding shares of Class A Common Stock.

Whenever the number of shares of Class A Common Stock purchasable upon the exercise of the warrants is adjusted, as described above, the warrant exercise price will be adjusted by multiplying the warrant exercise price immediately prior to such adjustment by a fraction (x) the numerator of which will be the number of shares of Class A Common Stock purchasable upon the exercise of the warrants immediately prior to such adjustment, and (y) the denominator of which will be the number of shares of Class A Common Stock so purchasable immediately thereafter.

In case of any reclassification or reorganization of the outstanding shares of Class A Common Stock (other than those described above or that solely affects the par value of such shares of Class A Common Stock), or in the case of any merger or consolidation of us with or into another corporation (other than a consolidation or merger in which Software Acquisition Group is the continuing corporation and that does not result in any reclassification or reorganization of its outstanding shares of Class A Common Stock), or in the case of any sale or conveyance to another corporation or entity of the assets or other property of us as an entirety or substantially as an entirety in connection with which Software Acquisition Group are dissolved, the warrantholders will thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in the warrants and in lieu of the shares of Class A Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or transfer, that the holder of the warrants would have received if such holder had exercised their warrants immediately prior to such event. If less than 70% of the consideration receivable by the holders of Class A Common Stock in such a transaction is payable in the form of Class A Common Stock in the successor entity that is listed for trading on a national securities exchange or is quoted in an established over-the-counter market, or is to be so listed for trading or quoted immediately following such event, and if the registered holder of the warrant properly exercises the warrant within thirty (30) days following public disclosure of such transaction, the warrant exercise price will be reduced as specified in the Warrant Agreement based on the Black-Scholes value (as defined in the Warrant Agreement) of the warrant. The purpose of such exercise price reduction is to provide additional value to warrantholders when an extraordinary transaction occurs during the exercise period of the warrants pursuant to which the warrantholders otherwise do not receive the full potential value of the warrants in order to determine and realize the option value component of the warrant. This formula is to compensate the warrantholder for the loss of the option value portion of the warrant due to the requirement that the warrantholder exercise the warrant within thirty (30) days of the event. The Black-Scholes model is an accepted pricing model for estimating fair market value where no quoted market price for an instrument is available.

Annual Stockholder Meetings

Software Acquisition Group will provide that annual stockholder meetings will be held at a date, time and place, if any, as exclusively selected by Software Acquisition Group’s board of directors not required to be held until one year after the Software Acquisition Group’s listing on the NASDAQ or December 31, 2020. To the extent permitted under applicable law, Software Acquisition Group may conduct meetings by remote communications, including by webcast.

Anti-Takeover Effects of Software Acquisition Group’s Proposed Charter and Bylaws and Certain Provisions of Delaware Law

Software Acquisition Group’s Proposed Charter and bylaws will contain and the DGCL contains provisions, as summarized in the following paragraphs, that are intended to enhance the likelihood of continuity and stability in the composition of Software Acquisition Group’s board of directors. These provisions are intended to avoid costly takeover battles, reduce Software Acquisition Group’s vulnerability to a hostile change of control and enhance the ability of Software Acquisition Group’s board of directors to maximize stockholder value in connection with any unsolicited offer to acquire Software Acquisition Group. However, these provisions may have an anti-takeover effect and may delay, deter, or prevent a merger or acquisition of Software Acquisition Group by means of a tender offer, a proxy contest or other takeover attempt that a stockholder might consider in its best interest, including those attempts that might result in a premium over the prevailing market price for the shares of Class A Common Stock held by stockholders.

Authorized but Unissued Capital Stock

Delaware law does not require stockholder approval for any issuance of authorized shares.

However, the listing requirements of NASDAQ, which would apply so long as the common stock remains listed on the NASDAQ, require stockholder approval of certain issuances equal to or exceeding 20% of the then-outstanding voting power of Software Acquisition Group’s capital stock or the-then outstanding number of shares of common stock. These additional shares may be used for a variety of corporate purposes, including future public offerings, to raise additional capital or to facilitate acquisitions.

Software Acquisition Group’s board of directors may generally issue preferred shares on terms calculated to discourage, delay or prevent a change of control of Software Acquisition Group or the removal of its management. Moreover, Software Acquisition Group’s authorized but unissued shares of preferred stock will be available for future issuances without stockholder approval and could be utilized for a variety of corporate purposes, including future offerings to raise additional capital, to facilitate acquisitions and employee benefit plans.

One of the effects of the existence of unissued and unreserved Class A Common Stock or preferred stock may be to enable Software Acquisition Group’s board of directors to issue shares to persons friendly to current management, which issuance could render more difficult or discourage an attempt to obtain control of Software Acquisition Group by means of a merger, tender offer, proxy contest or otherwise, and thereby protect the continuity of Software Acquisition Group’s management and possibly deprive Software Acquisition Group’s stockholders of opportunities to sell their shares of Class A Common Stock at prices higher than prevailing market prices.

Classified Board of Directors

The existing charter provides that Software Acquisition Group’s board of directors are classified into three classes of directors, with the classes to be as nearly equal in number as possible, and with each director serving a three-year term. As a result, approximately one-third of Software Acquisition Group’s board of directors will be elected each year. The classification of directors will have the effect of making it more difficult for stockholders to change the composition of Software Acquisition Group’s board of directors. The existing charter and bylaws provide that, subject to any rights of holders of preferred stock to elect additional directors under specified circumstances, the number of directors will be fixed from time to time exclusively pursuant to a resolution adopted by the board of directors.

Business Combinations

Software Acquisition Group is subject to the provisions of Section 203 of the DGCL regulating corporate takeovers. This statute prevents certain Delaware corporations, under certain circumstances, from engaging in a “business combination” with:

•        a stockholder who owns 20% or more of Software Acquisition Group’s outstanding voting stock (otherwise known as an “interested stockholder”);

•        an affiliate of an interested stockholder; or

•        an associate of an interested stockholder, for three years following the date that the stockholder became an interested stockholder.

A “business combination” includes a merger or sale of more than 10% of Software Acquisition Group’s assets. However, the above provisions of Section 203 do not apply if:

•        Software Acquisition Group’s board of directors approves the transaction that made the stockholder an “interested stockholder,” prior to the date of the transaction;

•        after the completion of the transaction that resulted in the stockholder becoming an interested stockholder, that stockholder owned at least 85% of Software Acquisition Group’s voting stock outstanding at the time the transaction commenced, other than statutorily excluded shares of common stock; or

•        on or subsequent to the date of the transaction, the initial business combination is approved by Software Acquisition Group’s board of directors and authorized at a meeting of Software Acquisition Group’s stockholders, and not by written consent, by an affirmative vote of at least two-thirds of the outstanding voting stock not owned by the interested stockholder.

Removal of Directors; Vacancies

Under the DGCL, and as provided in Software Acquisition Group’s amended and restated certificate of incorporation, a director serving on a classified board may be removed by the stockholders only for cause and only by the affirmative vote of holders of a majority in voting power of all outstanding shares of stock entitled to vote generally in the election of directors, voting together as a single class. In addition, the existing charter provides that, subject to the rights granted to one or more series of preferred stock then outstanding and the rights granted pursuant to the Investor Rights Agreement, any newly created directorship on the board of directors that results from an increase in the number of directors and any vacancies on the board of directors will be filled only by the affirmative vote of a majority of the remaining directors (other than directors elected by the holders of any series of preferred stock, voting separately as a series or together with one or more series, as the case may be), even if less than a quorum, by a sole remaining director or by the stockholders.

No Cumulative Voting

Under Delaware law, the right to vote cumulatively does not exist unless the amended and restated certificate of incorporation specifically authorizes cumulative voting. The existing charter does not authorize cumulative voting.

Special Stockholder Meetings

The existing charter provides that special meetings of Software Acquisition Group’s stockholders may be called at any time only by or at the direction of the chief executive officer, the board of directors or the chairperson of the board of directors pursuant to a resolution adopted by a majority of the Board. Software Acquisition Group’s bylaws prohibits the conduct of any business at a special meeting other than as specified in the notice for such meeting. These provisions may have the effect of deferring, delaying or discouraging hostile takeovers, or changes in control or management of Software Acquisition Group.

Requirements for Advance Notification of Director Nominations and Stockholder Proposals

Software Acquisition Group’s bylaws establish advance notice procedures with respect to stockholder proposals and the nomination of candidates for election as directors, other than nominations made by or at the direction of the board of directors or a committee of the board of directors. In order for any matter to be “properly brought” before a meeting, a stockholder must comply with advance notice requirements and provide Software Acquisition Group with certain information. Generally, to be timely, a stockholder’s notice must be received at Software Acquisition Group’s principal executive offices not less than ninety (90) days nor more than one-hundred and twenty (120) days prior to the first anniversary date of the immediately preceding annual meeting of stockholders. Software Acquisition Group’s bylaws also specify requirements as to the form and content of a stockholder’s notice. Software Acquisition Group’s bylaws allow the board to adopt rules and regulations for the conduct of meetings as it deems appropriate which may have the effect of precluding the conduct of certain business at a meeting if the rules and regulations are not followed. These provisions may also defer, delay, or discourage a potential acquirer from conducting a solicitation of proxies to elect the acquirer’s own slate of directors or otherwise attempting to influence or obtain control of Software Acquisition Group.

Consent of Stockholders in Lieu of Meeting

The existing charter allows Class B stockholder action by any consent without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of the outstanding Class B Common Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of Class B Common Stock were present and voted.

Class B Common Stock Consent Right

For so long as any shares of Class B Common Stock remain outstanding, Software Acquisition Group may not, without the prior vote or written consent of the holders of a majority of the shares of Class B Common Stock then outstanding, voting separately as a single class, amend, alter or repeal any provision of Software Acquisition Group’s certificate of incorporation, whether by merger, consolidation or otherwise, if such amendment, alteration or repeal would alter or change the powers, preferences or relative, participating, optional or other or special rights of the Class B Common Stock. Any action required or permitted to be taken at any meeting of the holders of Class B Common Stock may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of the outstanding Class B Common Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of Class B Common Stock were present and voted.

Dissenters’ Rights of Appraisal and Payment

Appraisal rights are not available to holders of shares of Software Acquisition Group common stock in connection with the business combination.

Stockholders’ Derivative Actions

Under the DGCL, any of Software Acquisition Group’s stockholders may bring an action in Software Acquisition Group’s name to procure a judgment in Software Acquisition Group’s favor, also known as a derivative action, provided that the stockholder bringing the action is a holder of Software Acquisition Group’s shares at the time of the transaction to which the action relates or such stockholder’s stock thereafter devolved by operation of law.

Exclusive Forum

The existing charter provides that unless Software Acquisition Group consents to the selection of an alternative forum, the Delaware Chancery Court will be the exclusive forum for any (1) derivative action or proceeding brought on behalf of Software Acquisition Group, (2) action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of Software Acquisition Group or its stockholders, (3) action asserting a claim against the existing charter or Software Acquisition Group’s bylaws, or (4) action asserting a claim against Software Acquisition Group, its directors, officers or employees governed by the internal affairs. New CuriosityStream’s charter will provide that the Delaware Chancery Court will be the exclusive jurisdiction for any stockholder to bring any action asserting an “internal corporate claim” as defined in Section 115 of the DGCL. In addition, New CuriosityStream’s charter will provide that the Federal District Courts of the United States of America will be the exclusive forum for resolution of any complaint asserting a cause of action under the Securities Act of 1933, as amended, or with respect to the offer or sale of securities of Software Acquisition Group.

Conflicts of Interest

Delaware law permits corporations to adopt provisions renouncing any interest or expectancy in certain opportunities that are presented to the corporation or its officers, directors, or stockholders. The existing charter, to the maximum extent permitted from time to time by Delaware law, renounces any interest or expectancy that Software Acquisition Group has in, or right to be offered an opportunity to participate in, specified business opportunities that are from time to time presented to Software Acquisition Group’s officers, directors or stockholders or their respective affiliates, other than those officers, directors, stockholders or affiliates who are Software Acquisition Group’s or Software Acquisition Group’s subsidiaries’ employees. The existing charter provides that, to the fullest extent permitted by law, none of the Stockholder Parties or any of their affiliates or any director who is not employed by Software Acquisition Group (including any non-employee director who serves as one of Software Acquisition Group’s officers in both his director and officer capacities) or his or her affiliates will have any duty to refrain from (1) engaging in a corporate opportunity in the same or similar lines of business in which Software Acquisition Group or its affiliates now engage or propose to engage or (2) otherwise competing with Software Acquisition Group or its affiliates. In addition, to the fullest extent permitted by law, in the event that any Stockholder Party or non-employee director acquires knowledge of a potential transaction or other business opportunity which may be a corporate opportunity for itself or himself or its or his affiliates or for Software Acquisition Group or its affiliates, such person will have no duty to communicate or offer such transaction or business opportunity to Software Acquisition Group or any of its affiliates and they may take any such opportunity for themselves or offer it to another person or entity. The existing charter does not renounce Software Acquisition Group’s interest in any business opportunity that is expressly offered to a non-employee director solely in his or her capacity as a director or officer of Software Acquisition Group. To the fullest extent permitted by law, no business opportunity is deemed to be a potential corporate opportunity for Software Acquisition Group unless Software Acquisition Group would be permitted to undertake the opportunity under its amended and restated certificate of incorporation, Software Acquisition Group has sufficient financial resources to undertake the opportunity and the opportunity would be in line with Software Acquisition Group’s business.

Limitations on Liability and Indemnification of Officers and Directors

The DGCL authorizes corporations to limit or eliminate the personal liability of directors to corporations and their stockholders for monetary damages for breaches of directors’ fiduciary duties, subject to certain exceptions. The existing charter includes a provision that eliminates the personal liability of directors for monetary damages for any breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL. The effect of these provisions is to eliminate the rights of Software Acquisition Group and its stockholders, through stockholders’ derivative suits on Software Acquisition Group’s behalf, to recover monetary damages from a director for breach of fiduciary duty as a director, including breaches resulting from grossly negligent behavior. However, exculpation does not apply to any director if the director has acted in bad faith, knowingly or intentionally violated the law, authorized illegal dividends or redemptions or derived an improper benefit from his or her actions as a director.

Software Acquisition Group’s bylaws provide that Software Acquisition Group must indemnify and advance expenses to Software Acquisition Group’s directors and officers to the fullest extent authorized by the DGCL. Software Acquisition Group also is expressly authorized to carry directors’ and officers’ liability insurance providing indemnification for Software Acquisition Group’s directors, officers and certain employees for some liabilities. Software Acquisition Group believes that these indemnification and advancement provisions and insurance are useful to attract and retain qualified directors and executive officers.

The limitation of liability, advancement and indemnification provisions in the existing charter and bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duty.

These provisions also may have the effect of reducing the likelihood of derivative litigation against directors and officers, even though such an action, if successful, might otherwise benefit Software Acquisition Group and its stockholders. In addition, your investment may be adversely affected to the extent Software Acquisition Group pays the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.

There is currently no pending material litigation or proceeding involving Software Acquisition Group’s directors, officers or employees for which indemnification is sought.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Certain Relationships and Related Person Transactions — New CuriosityStream

Investor Rights Agreement

In connection with the consummation of the merger, New CuriosityStream will enter into an Investor Rights Agreement with the Sponsor, HFM and CuriosityStream’s officers and directors, substantially in the form attached hereto as Annex D, which provides for customary “mandatory,” “demand” and “piggyback” registration rights for certain stockholders and certain rights, including director appointment and board observer rights, for the Sponsor, subject to certain terms and conditions. See “Other Agreements — Investor Rights Agreement,” which disclosure is incorporated herein by reference.

Procedures with Respect to Review and Approval of Related Person Transactions

In connection with the merger, New CuriosityStream expects to adopt a formal written policy for the review and approval of transactions with related persons. Such policy will require, among other things, that:

•        any related person transaction, and any material amendment or modification to a related person transaction, must be reviewed and approved or ratified by an approving body comprised of the disinterested and independent members of the board of directors of New CuriosityStream or any committee of the board of directors of New CuriosityStream, provided that a majority of the members of the board of directors or such committee, respectively, are disinterested; and

•        any employment relationship or transaction involving an executive officer and any related compensation must be approved by the compensation committee of the board of directors of New CuriosityStream or recommended by the compensation committee to the board of directors of New CuriosityStream for its approval.

In connection with the review and approval or ratification of a related person transaction:

•        management must disclose to the approving body the name of the related person and the basis on which the person is a related person, the related person’s interest in the transaction, the material terms of the related person transaction, including the business purpose of the transaction, the approximate dollar value of the amount involved in the transaction, the approximate dollar value of the amount of the related person’s interest in the transaction and all the material facts as to the related person’s direct or indirect interest in, or relationship to, the related person transaction;

•        management must advise the approving body as to whether the related person transaction complies with the terms of New CuriosityStream’s agreements, including the agreements governing New CuriosityStream’s material outstanding indebtedness, that limit or restrict New CuriosityStream’s ability to enter into a related person transaction;

•        management must advise the approving body as to whether the related person transaction will be required to be disclosed in applicable filings under the Securities Act or the Exchange Act, and related rules, and, to the extent required to be disclosed, management must ensure that the related person transaction is disclosed in accordance with such statutes and related rules; and

•        management must advise the approving body as to whether the related person transaction may constitute a “personal loan” for purposes of Section 402 of the Sarbanes-Oxley Act.

In addition, the related person transaction policy will provide that the approving body, in connection with any approval of a related person transaction involving a non-employee director or director nominee, should consider whether such transaction would compromise the director or director nominee’s status as an “independent” or “non-employee” director, as applicable, under the rules and regulations of the SEC and any exchange on which our securities are listed.

Certain Relationships and Related Person Transactions — CuriosityStream

In addition to the compensation arrangements with executive officers described above in “Management of CuriosityStream,” the following is a description of each transaction since January 1, 2019 and each currently proposed transaction in which:

•        CuriosityStream was or is to be a participant;

•        the amount involved exceeded or will exceed $120,000; and

•        any of our directors, executive officers, beneficial holders of more than 5% of our capital stock, or any member of their immediate family or person sharing their household had or will have a direct or indirect material interest.

Related Party Transactions

Jupiter Entertainment Agreement

Clint Stinchcomb, the President and Chief Executive Officer of CuriosityStream and a member of its board of directors, serves as the managing director of Worldwide Media Group, LLC (“WMG”).  WMG is party to a joint venture agreement (the “Agreement”) with Jupiter Entertainment LLC for the development of an original content streaming production for CuriosityStream entitled “Muck City.”  Pursuant to the terms of the Agreement, subject to certain exceptions, WMG is entitled to receive approximately 8.0% of the gross revenue generated by this project, any derivative programs, series or spinoffs.

Stifel, Nicolaus & Company, Incorporated

Stifel, Nicolaus & Company, Incorporated is serving as CuriosityStream’s exclusive financial advisor in connection with the merger. In addition, CuriosityStream expects to engage Stifel to provide certain financial advisory and capital markets services upon consummation of the merger. Stifel served as CuriosityStream’s exclusive financial advisor and placement agent in its offering and sale of Series A Preferred Stock in November 2018. In addition, Stifel Bank & Trust has a lending relationship with an affiliate of John Hendricks, CuriosityStream’s chairman and founder. Further, Patrick Keeley, a Stifel employee, is a member of the Board of Directors of CuriosityStream. In addition, Mr. Keeley and certain other Stifel employees are stockholders in CuriosityStream, and Stifel is a corporate customer of CuriosityStream.

Procedures with Respect to Review and Approval of Related Person Transactions

Each related party transaction is subject to review and approval by CuriosityStream’s board of directors. In reviewing any related party transaction, CuriosityStream’s board of directors considers all relevant facts and circumstances, including, but not limited to, the commercial reasonableness of the terms, the benefit or perceived benefit, or lack thereof, to us, opportunity costs of alternate transactions, the materiality and character of the related person’s direct or indirect interest and the actual or apparent conflict of interest of the related person.

As of the date hereof, CuriosityStream’s board of directors has not adopted a formal written policy for the review and approval of transactions with related persons. In connection with the merger, New CuriosityStream expects to adopt a formal written policy for the review and approval of transactions with related persons as discussed above.

Certain Relationships and Related Person Transactions — Software Acquisition Group

See “Software Acquisition Group’s Management’s Discussion and Analysis of Financial Condition and Results of Operations — Related Party Transactions.”

OTHER MATTERS

As of the date of this proxy statement, the Software Acquisition Group board of directors does not know of any matters that will be presented for consideration at the Special Meeting other than as described in this proxy statement. If any other matters properly come before the Special Meeting, or any adjournment or postponement thereof, and are voted upon, the enclosed proxy will be deemed to confer discretionary authority on the individuals that it names as proxies to vote the shares represented by the proxy as to any of these matters.

APPRAISAL RIGHTS

Appraisal rights are not available to holders of Software Acquisition Group common stock in connection with the business combination.

INDEX TO FINANCIAL STATEMENTS

I.       Index to Audited Financial Statements of Software Acquisition Group Inc.
as of December 31, 2019 and for the Period from May 9, 2019 (inception) through December 31, 2019

II.      Index to Unaudited Condensed Financial Statements of Software Acquisition Group Inc.
as of June 30, 2020 and for the Six Months ended June 30, 2020

III.    Index to Audited Financial Statements of CuriosityStream Inc.
as of and for the Years ended December 31, 2019 and December 31, 2018

IV.     Index to Unaudited Financial Statements of CuriosityStream Inc.
as of June 30, 2020 and for the Six Months ended June 30, 2020 and June 30, 2019

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
Software Acquisition Group Inc.

Opinion on the Financial Statements

We have audited the accompanying balance sheet of Software Acquisition Group Inc. (the “Company”) as of December 31, 2019, the related statements of operations, changes in stockholders’ equity and cash flows for the period from May 9, 2019 (inception) through December 31, 2019, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2019, and the results of its operations and its cash flows for the period from May 9, 2019 (inception) through December 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (the “PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ Marcum LLP
Marcum LLP
We have served as the Company’s auditor since 2019.
New York, NY
March 20, 2020

SOFTWARE ACQUISITION GROUP INC.

BALANCE SHEET

DECEMBER 31, 2019

ASSETS
Current assets
Cash	$1,093,408
Prepaid expenses	128,133
Total Current Assets	1,221,541
Marketable securities held in Trust Account	149,719,910
Total Assets	$150,941,451

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accrued expenses	$179,881
Income taxes payable	1,952
Total Current Liabilities	181,833

Deferred underwriting fee payable	5,232,500
Total Liabilities	5,414,333

Commitments

Common stock subject to possible redemption, 14,044,440 shares at redemption value	140,527,112

Stockholders’ Equity
Preferred stock, $0.0001 par value; 1,000,000 shares authorized, none issued and outstanding	—
Class A common stock, $0.0001 par value; 100,000,000 shares authorized; 905,560 issued and outstanding (excluding 14,044,440 shares subject to possible redemption)	91
Class B common stock, $0.0001 par value; 10,000,000 shares authorized; 3,737,500 shares issued and outstanding	374
Additional paid-in capital	4,992,200
Retained earnings	7,341
Total Stockholders’ Equity	5,000,006
Total Liabilities and Stockholders’ Equity	$150,941,451

The accompanying notes are an integral part of the financial statements.

SOFTWARE ACQUISITION GROUP INC.

STATEMENT OF OPERATIONS

FOR THE PERIOD FROM MAY 9, 2019 (INCEPTION) THROUGH DECEMBER 31, 2019

Operating and formation costs	$210,617
Loss from operations	(210,617)

Other income:
Interest income	219,910

Income before provision for income taxes	9,293
Provision for income taxes	(1,952)
Net income	$7,341

Weighted average shares outstanding, basic and diluted(1)	3,535,964

Basic and diluted net loss per common share(2)	$(0.02)

____________

(1)      Excludes an aggregate of up to 14,044,440 shares subject to possible redemption.

(2)      Net loss per share — basic and diluted excludes income attributable to common stock subject to possible redemption of $81,958 for the period from May 9, 2019 (inception) through December 31, 2019.

The accompanying notes are an integral part of the financial statements.

SOFTWARE ACQUISITION GROUP INC.

STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY

FOR THE PERIOD FROM MAY 9, 2019 (INCEPTION) THROUGH DECEMBER 31, 2019

	Class A Common Stock		Class B Common Stock		Additional Paid-in Capital	Retained Earnings	Total Stockholders’ Equity
	Shares	Amount	Shares	Amount

Balance – May 9, 2019 (inception)	—	$—	—	$—	$—	$—	$—
Issuance of common stock to Sponsor	—	—	3,737,500	374	24,626	—	25,000
Sale of 14,950,000 Units, net of underwriting discounts and offering expenses	14,950,000	1,495	—	—	140,753,282	—	140,754,777
Sale of 4,740,000 Private Placement Warrants	—	—	—	—	4,740,000	—	4,740,000
Common stock subject to possible redemption	(14,044,440)	(1,404)	—	—	(140,525,708)	—	(140,527,112)
Net income			—	—	—	7,341	7,341
Balance – December 31, 2019	905,560	$91	3,737,500	$374	$4,992,200	$7,341	$5,000,006

The accompanying notes are an integral part of the financial statements.

SOFTWARE ACQUISITION GROUP INC.

STATEMENT OF CASH FLOWS

FOR THE PERIOD FROM MAY 9, 2019 (INCEPTION) THROUGH DECEMBER 31, 2019

Cash Flows from Operating Activities:
Net income	$7,341
Adjustments to reconcile net income to net cash used in operating activities:
Interest earned on marketable securities held in Trust Account	(219,910)
Changes in operating assets and liabilities:
Prepaid expenses	(128,133)
Accrued expenses	179,881
Income taxes payable	1,952
Net cash used in operating activities	(158,869)

Cash Flows from Investing Activity:
Investment of cash in Trust Account	(149,500,000)
Net cash used in investing activity	(149,500,000)

Cash Flows from Financing Activities:
Proceeds from issuance of Class B common stock to Sponsor	25,000
Proceeds from sale of Units, net of underwriting discounts paid	146,510,000
Proceeds from sale of Private Placement Warrants	4,740,000
Proceeds from promissory note – related party	235,540
Repayment of promissory note – related party	(235,540)
Payment of offering costs	(522,723)
Net cash provided by financing activities	150,752,277

Net Change in Cash	1,093,408
Cash – Beginning	—
Cash – Ending	$1,093,408

Non-cash investing and financing activities:
Initial classification of common stock subject to possible redemption	$140,516,760
Change in value of common stock subject to possible redemption	$10,352
Deferred underwriting fee payable	$5,232,500

The accompanying notes are an integral part of the financial statements.

SOFTWARE ACQUISITION GROUP INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2019

NOTE 1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

Software Acquisition Group Inc. (the “Company”) is a blank check company incorporated in Delaware on May 9, 2019. The Company was formed for the purpose of effectuating a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses (the “Business Combination”). The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.

As of December 31, 2019, the Company had not yet commenced any operations. All activity for the period May 9, 2019 (inception) through December 31, 2019 relates to the Company’s formation, the initial public offering (the “Initial Public Offering”), which is described below, and identifying a target company for a Business Combination. The Company will not generate any operating revenues until after the completion of a Business Combination, at the earliest. The Company generates non-operating income in the form of interest income from the proceeds derived from the Initial Public Offering.

The registration statements for the Company’s Initial Public Offering were declared effective on November 19, 2019. On November 22, 2019, the Company consummated the Initial Public Offering of 14,950,000 units (the “Units” and, with respect to the shares of Class A common stock included in the Units sold, the “Public Shares”), which includes the full exercise by the underwriter of the over-allotment option to purchase an additional 1,950,000 Units, at $10.00 per Unit, generating gross proceeds of $149,500,000, which is described in Note 3.

Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 4,740,000 warrants (the “Private Placement Warrants”) at a price of $1.00 per Private Placement Warrant in a private placement to Software Acquisition Holdings, LLC (the “Sponsor”), generating gross proceeds of $4,740,000, which is described in Note 4.

Transaction costs amounted to $8,745,223 consisting of $2,990,000 of underwriting fees, $5,232,500 of deferred underwriting fees and $522,723 of other offering costs. In addition, As of December 31, 2019, cash of $1,093,408 was held outside of the Trust Account (as defined below) and is available for the payment of offering costs and for working capital purposes.

Following the closing of the Initial Public Offering on November 22, 2019, an amount of $149,500,000 ($10.00 per Unit) from the net proceeds of the sale of the Units in the Initial Public Offering, and the sale of the Private Warrants was placed in a trust account (the “Trust Account”) and invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund meeting the conditions of Rule 2a-7 of the Investment Company Act of 1940, as amended (the “Investment Company Act”), as determined by the Company, until the earlier of: (i) the consummation of a Business Combination or (ii) the distribution of the funds in the Trust Account to the Company’s stockholders, as described below.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the sale of the Private Placement Warrants, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. NASDAQ rules provide that the Business Combination must be with one or more target businesses that together have a fair market value equal to at least 80% of the balance in the Trust Account (less any deferred underwriting commissions and taxes payable on interest earned on the Trust Account) at the time of the signing of a definitive agreement to enter a Business Combination. The Company will only complete a Business Combination if the post-Business Combination company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act. There is no assurance that the Company will be able to successfully effect a Business Combination.

The Company will provide its holders of the outstanding Public Shares (the “public stockholders”) with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a stockholder meeting called to approve the Business Combination or (ii) by means of a tender

SOFTWARE ACQUISITION GROUP INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2019

NOTE 1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (cont.)

offer. In connection with a proposed Business Combination, the Company may seek stockholder approval of a Business Combination at a meeting called for such purpose at which stockholders may seek to redeem their shares, regardless of whether they vote for or against a Business Combination. The Company will proceed with a Business Combination only if the Company has net tangible assets of at least $5,000,001 either immediately prior to or upon such consummation of a Business Combination and, if the Company seeks stockholder approval, a majority of the outstanding shares voted are voted in favor of the Business Combination.

If the Company seeks stockholder approval of a Business Combination and it does not conduct redemptions pursuant to the tender offer rules, the Company’s Amended and Restated Certificate of Incorporation provides that, a public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from seeking redemption rights with respect to 20% or more of the Public Shares without the Company’s prior written consent.

The public stockholders will be entitled to redeem their shares for a pro rata portion of the amount then in the Trust Account ($10.00 per share, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations). The per-share amount to be distributed to stockholders who redeem their shares will not be reduced by the deferred underwriting commissions the Company will pay to the underwriter (as discussed in Note 6). There will be no redemption rights upon the completion of a Business Combination with respect to the Company’s warrants.

If a stockholder vote is not required and the Company does not decide to hold a stockholder vote for business or other legal reasons, the Company will, pursuant to its Amended and Restated Certificate of Incorporation, offer such redemption pursuant to the tender offer rules of the Securities and Exchange Commission (the “SEC”), and file tender offer documents containing substantially the same information as would be included in a proxy statement with the SEC prior to completing a Business Combination.

The Company’s Sponsor has agreed (a) to vote its Founder Shares (as defined in Note 5) and any Public Shares purchased during or after the Initial Public Offering in favor of a Business Combination, (b) not to propose an amendment to the Company’s Amended and Restated Certificate of Incorporation with respect to the Company’s pre-Business Combination activities prior to the consummation of a Business Combination unless the Company provides dissenting public stockholders with the opportunity to redeem their Public Shares in conjunction with any such amendment; (c) not to redeem any shares (including the Founder Shares) and Private Placement Warrants (including underlying securities) into the right to receive cash from the Trust Account in connection with a stockholder vote to approve a Business Combination (or to sell any shares in a tender offer in connection with a Business Combination if the Company does not seek stockholder approval in connection therewith) or a vote to amend the provisions of the Amended and Restated Certificate of Incorporation relating to stockholders’ rights of pre-Business Combination activity and (d) that the Founder Shares and Private Placement Warrants (including underlying securities) shall not participate in any liquidating distributions upon winding up if a Business Combination is not consummated. However, the Sponsor will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares purchased during or after the Initial Public Offering if the Company fails to complete its Business Combination.

If the Company is unable to complete a Business Combination by May 22, 2021 (the “Combination Period”), the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Company’s board of directors, proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company, subject in each case to its obligations to provide for claims of creditors

SOFTWARE ACQUISITION GROUP INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2019

NOTE 1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (cont.)

and the requirements of applicable law. The underwriter has agreed to waive its rights to the deferred underwriting commission held in the Trust Account in the event the Company does not complete a Business Combination within the Combination Period and, in such event, such amounts will be included with the funds held in the Trust Account that will be available to fund the redemption of the Public Shares. In the event of such distribution, it is possible that the per share value of the assets remaining available for distribution will be less than the Initial Public Offering price per Unit ($10.00).

The Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or similar agreement or Business Combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per Public Share and (ii) the actual amount per Public Share held in the Trust Account as of the day of liquidation of the Trust Account, if less than $10.00 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under the Company’s indemnity of the underwriter of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). However, the Company has not asked the Sponsor to reserve for such indemnification obligations, nor has the Company independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believe that the Sponsor’s only assets are securities of the Company. Therefore, the Company cannot assure its stockholders that the Sponsor would be able to satisfy those obligations. None of the Company’s officers or directors will indemnify the Company for claims by third parties including, without limitation, claims by vendors and prospective target businesses. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers, prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The accompanying financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the SEC.

Emerging growth company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public

SOFTWARE ACQUISITION GROUP INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2019

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.

Cash and cash equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of December 31, 2019.

Marketable securities held in Trust Account

At December 31, 2019, the assets held in the Trust Account were substantially held in a money market fund that invests primarily in U.S. Treasury Bills.

Common stock subject to possible redemption

The Company accounts for its common stock subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Common stock subject to mandatory redemption is classified as a liability instrument and is measured at fair value. Conditionally redeemable common stock (including common stock that features redemption rights that is either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. The Company’s common stock features certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, common stock subject to possible redemption is presented at redemption value as temporary equity, outside of the stockholders’ equity section of the Company’s balance sheet.

Income taxes

The Company complies with the accounting and reporting requirements of ASC Topic 740, “Income Taxes,” which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

ASC Topic 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits, if any, as income tax expense.

SOFTWARE ACQUISITION GROUP INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2019

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of December 31, 2019. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.

Net loss per common share

Net loss per common share is computed by dividing net loss by the weighted average number of common shares outstanding for the period. The Company applies the two-class method in calculating earnings per share. Shares of common stock subject to possible redemption at December 31, 2019, which are not currently redeemable and are not redeemable at fair value, have been excluded from the calculation of basic loss per share since such shares, if redeemed, only participate in their pro rata share of the Trust Account earnings. The Company has not considered the effect of warrants to purchase 12,215,000 shares of common stock that were sold in the Initial Public Offering and the private placement in the calculation of diluted loss per share, since the exercise of the warrants is contingent upon the occurrence of future events. As a result, diluted loss per share is the same as basic loss per share for the period presented.

Reconciliation of net loss per common share

The Company’s net income is adjusted for the portion of income that is attributable to common stock subject to possible redemption, as these shares only participate in the earnings of the Trust Account and not the income or losses of the Company. Accordingly, basic and diluted loss per common share is calculated as follows:

For the Period from May 9, 2019 (inception) through December 31, 2019
Net income	$7,341
Less: Income attributable to shares subject to redemption	(81,958)
Adjusted net loss	$(74,617)

Weighted average shares outstanding, basic and diluted	3,535,964

Basic and diluted net loss per share	$(0.02)

Concentration of credit risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of cash accounts in a financial institution, which, at times may exceed the Federal Depository Insurance Corporation coverage limit of $250,000. The Company had not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Fair value of financial instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC Topic 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the accompanying balance sheet, primarily due to their short-term nature.

Recently issued accounting standards

Management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s financial statements.

SOFTWARE ACQUISITION GROUP INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2019

NOTE 3. INITIAL PUBLIC OFFERING

Pursuant to the Initial Public Offering, the Company sold 14,950,000 Units, which included the full exercise by the underwriter of its option to purchase an additional 1,950,000 Units at $10.00 per Unit. Each Unit consists of one share of the Company’s Class A common stock, $0.0001 par value, and one-half of one redeemable warrant (“Public Warrant”). Each Public Warrant will entitle the holder to purchase one share of Class A common stock at an exercise price of $11.50 per whole share (see Note 7).

NOTE 4. PRIVATE PLACEMENT

Simultaneously with the closing of the Initial Public Offering, the Sponsor purchased an aggregate of 4,740,000 Private Placement Warrants at a price of $1.00 per Private Placement Warrant for an aggregate purchase price of $4,740,000. Each Private Placement Warrant is exercisable to purchase one share of Class A common stock at a price of $11.50 per share. The proceeds from the sale of the Private Placement Warrants were added to the net proceeds from the Initial Public Offering held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the proceeds from the sale of the Private Placement Warrants will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and the Private Placement Warrants will expire worthless.

NOTE 5. RELATED PARTY TRANSACTIONS

Founder Shares

In June 2019, the Company issued an aggregate of 3,593,750 shares (the “Founder Shares”) to the Sponsor for an aggregate purchase price of $25,000 in cash. On November 19, 2019, the Company effected a stock dividend for 0.04 share for each Founder Share outstanding, resulting in the Sponsor holding an aggregate of 3,737,500 Founder Shares. The 3,737,500 Founder Shares included an aggregate of up to 487,500 shares subject to forfeiture by the Sponsor to the extent that the underwriter’s over-allotment was not exercised in full or in part, so that the Sponsor will collectively own, on an as-converted basis, 20% of the Company’s issued and outstanding shares after the Proposed Offering (assuming the Sponsor does not purchase any Public Shares in the Initial Public Offering and excluding the Private Placement Warrants and underlying securities). As a result of the underwriter’s election to fully exercise its over-allotment option, 487,500 Founder Shares are no longer subject to forfeiture.

The initial stockholders have agreed not to transfer, assign or sell any of their Founder Shares until the earlier to occur of: (A) one year after the completion of a Business Combination or (B) the date on which the Company completes a liquidation, merger, capital stock exchange or similar transaction that results in the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property. Notwithstanding the foregoing, if the last sale price of the Company’s Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Business Combination, the Founder Shares will be released from the lock-up.

Promissory Note — Related Party

On June 25, 2019, the Sponsor agreed to loan the Company an aggregate of up to $300,000 to cover expenses related to the Initial Public Offering pursuant to a promissory note (the “Note”). The Note was non-interest bearing and payable on the earlier of December 31, 2019 or the completion of the Initial Public Offering. The borrowings outstanding under the Note of $235,540 were repaid upon the consummation of the Initial Public Offering on November 22, 2019.

Related Party Loans

In order to finance transaction costs in connection with a Business Combination, the Company’s Sponsor, an affiliate of the Sponsor, or the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (the “Working Capital Loans”). Such Working Capital Loans would be evidenced by promissory

SOFTWARE ACQUISITION GROUP INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2019

NOTE 5. RELATED PARTY TRANSACTIONS (cont.)

notes. The notes would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $1,500,000 of notes may be converted upon consummation of a Business Combination into warrants at a price of $1.00 per warrant. The warrants will be identical to the Private Placement Warrants. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans.

Administrative Support Agreement

The Company entered into an agreement whereby, commencing on November 19, 2019 through the earlier of the Company’s consummation of a Business Combination and its liquidation, the Company will pay the Sponsor a total of $10,000 per month for office space, utilities and secretarial and administrative support. For the period from May 9, 2019 (inception) through December 31, 2019, the Company incurred $15,000 in fees for these services, which is included in accrued expenses in the accompanying balance sheet.

NOTE 6. COMMITMENTS

Registration Rights

Pursuant to a registration rights agreement entered into on November 19, 2019, the holders of the Founder Shares, Private Placement Warrants and any warrants that may be issued upon conversion of the Working Capital Loans (and any shares of Class A common stock issuable upon the exercise of the Private Placement Warrants and warrants that may be issued upon conversion of Working Capital Loans and upon conversion of the Founder Shares) will be entitled to registration rights, requiring the Company to register such securities for resale (in the case of the Founder Shares, only after conversion to our Class A common stock). The holders of the majority of these securities are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the consummation of a Business Combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriter’s Agreement

The underwriter is entitled to a deferred fee of three and half percent (3.50%) of the gross proceeds of the Initial Public Offering, or $5,232,500. The deferred fee will become payable to the underwriter from the amounts held in the Trust Account solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement.

NOTE 7. STOCKHOLDERS’ EQUITY

Preferred Stock — The Company is authorized to issue 1,000,000 shares of $0.0001 par value preferred stock. At December 31, 2019, there were no preferred shares issued or outstanding.

Class A Common Stock — The Company is authorized to issue up to 100,000,000 shares of Class A, $0.0001 par value common stock. Holders of the Company’s common stock are entitled to one vote for each share. At December 31, 2019, there were 905,560 shares of Class A common stock issued or outstanding, excluding 14,044,440 shares of Class A common stock subject to possible redemption.

Class B Common Stock — The Company is authorized to issue up to 10,000,000 shares of Class B, $0.0001 par value common stock. Holders of the Company’s common stock are entitled to one vote for each share. The shares of Class B common stock will automatically convert into shares of Class A common stock at the time of the Business Combination on a one-for-one basis, subject to adjustment for stock splits, stock dividends, reorganizations,

SOFTWARE ACQUISITION GROUP INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2019

NOTE 7. STOCKHOLDERS’ EQUITY (cont.)

recapitalizations and the like. In the case that additional shares of Class A common stock, or equity linked securities, are issued or deemed issued in excess of the amounts offered in the Initial Public Offering and related to the closing of a Business Combination, the ratio at which shares of Class B common stock shall convert into shares of Class A common stock will be adjusted (unless the holders of a majority of the outstanding shares of Class B common stock agree to waive such adjustment with respect to any such issuance or deemed issuance) so that the number of shares of Class A common stock issuable upon conversion of all shares of Class B common stock will equal, in the aggregate, on an as converted basis, 20% of the sum of the total number of all shares of common stock outstanding upon the completion of the Initial Public Offering plus all shares of Class A common stock and equity linked securities issued or deemed issued in connection with a Business Combination (excluding any shares or equity linked securities issued, or to be issued, to any seller in a Business Combination, and any private placement-equivalent warrants issued to the Sponsor or its affiliates upon conversion of loans made to the Company). Holders of Founder Shares may also elect to convert their shares of Class B common stock into an equal number of shares of Class A common stock, subject to adjustment as provided above, at any time.

At December 31, 2019, there were 3,737,500 shares of Class B common stock issued and outstanding.

The Company may issue additional common stock or preferred stock to complete its Business Combination or under an employee incentive plan after completion of its Business Combination.

Warrants — The Public Warrants will become exercisable on the later of (a) 30 days after the consummation of a Business Combination or (b) 12 months from the effective date of the registration statement relating to the Initial Public Offering. No Public Warrants will be exercisable for cash unless the Company has an effective and current registration statement covering the common shares issuable upon exercise of the Public Warrants and a current prospectus relating to such common shares. Notwithstanding the foregoing, if a registration statement covering the Class A common shares issuable upon the exercise of the Public Warrants is not effective within 60 days from the consummation of a Business Combination, the holders may, until such time as there is an effective registration statement and during any period when the Company shall have failed to maintain an effective registration statement, exercise the Public Warrants on a cashless basis pursuant to an available exemption from registration under the Securities Act. If an exemption from registration is not available, holders will not be able to exercise their Public Warrants on a cashless basis. The Public Warrants will expire five years from the consummation of a Business Combination or earlier upon redemption or liquidation.

The Company may call the Public Warrants for redemption (excluding the Private Placement Warrants), in whole and not in part, at a price of $0.01 per warrant:

•        upon not less than 30 days’ prior written notice of redemption to each Public Warrant holder,

•        if, and only if, the last sale price of our Class A common stock equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which the Company sends the notice of redemption to the warrant holders.

The Private Placement Warrants are identical to the Public Warrants underlying the Units sold in the Initial Public Offering, except that the Private Placement Warrants will and the common shares issuable upon the exercise of the Private Placement Warrants will not be transferable, assignable or saleable until after the completion of a Business Combination, subject to certain limited exceptions. Additionally, the Private Placement Warrants will be exercisable on a cashless basis and will be non-redeemable so long as they are held by the initial purchasers or their permitted transferees. If the Private Placement Warrants are held by someone other than the initial purchasers or their permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the Public Warrants.

The exercise price and number of shares of Class A common stock issuable upon exercise of the warrants may be adjusted in certain circumstances including in the event of a share dividend, or recapitalization, reorganization, merger or consolidation. Additionally, in no event will the Company be required to net cash settle the Public Warrants.

SOFTWARE ACQUISITION GROUP INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2019

NOTE 7. STOCKHOLDERS’ EQUITY (cont.)

If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with the respect to such warrants. Accordingly, the warrants may expire worthless. If the Company calls the Public Warrants for redemption, management will have the option to require all holders that wish to exercise the Public Warrants to do so on a “cashless basis,” as described in the warrant agreement. The exercise price and number of common shares issuable upon exercise of the Public Warrants may be adjusted in certain circumstances including in the event of a stock dividend, extraordinary dividend or recapitalization, reorganization, merger or consolidation. If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with respect to such warrants. Accordingly, the warrants may expire worthless.

In addition, if (x) the Company issues additional shares of Class A common stock or equity-linked securities for capital raising purposes in connection with the closing of its initial Business Combination at an issue price or effective issue price of less than $9.20 per share of Class A common stock (with such issue price or effective issue price to be determined in good faith by the Company’s board of directors and, in the case of any such issuance to the Sponsor or its affiliates, without taking into account any Founder Shares held by the Sponsor or such affiliates, as applicable, prior to such issuance) (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of the Company’s initial Business Combination on the date of the consummation of such initial Business Combination (net of redemptions), and (z) the volume weighted average trading price of the Company’s common stock during the 20 trading day period starting on the trading day prior to the day on which the Company consummates its initial Business Combination (such price, the “Market Value”) is below $9.20 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price and the $18.00 per share redemption trigger price described above will be adjusted (to the nearest cent) to be equal to 180% of the higher of the Market Value and the Newly Issued Price.

NOTE 8. INCOME TAX

The Company did not have any deferred tax assets or liabilities at December 31, 2019.

The income tax provision for the period from May 9, 2019 (inception) through December 31, 2019 consists of the following:

Federal
Current	$1,952
Deferred	—

State
Current	$—
Deferred	—
Change in valuation allowance	—
Income tax provision	$1,952

As of December 31, 2019, the Company did not have any U.S. federal and state net operating loss carryovers (“NOLs”) available to offset future taxable income.

In assessing the realization of the deferred tax assets, management considers whether it is more likely than not that some portion of all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment.

SOFTWARE ACQUISITION GROUP INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2019

NOTE 8. INCOME TAX (cont.)

A reconciliation of the federal income tax rate to the Company’s effective tax rate at December 31, 2019 is as follows:

Statutory federal income tax rate	21.0%
State taxes, net of federal tax benefit	0.0%
Income tax provision	21.0%

The Company files income tax returns in the U.S. federal jurisdiction in various state and local jurisdictions and is subject to examination by the various taxing authorities. The Company’s tax returns since inception remain open and subject to examination.

NOTE 9. FAIR VALUE MEASUREMENTS

The Company follows the guidance in ASC 820 for its financial assets and liabilities that are re-measured and reported at fair value at each reporting period, and non-financial assets and liabilities that are re-measured and reported at fair value at least annually.

The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:

Level 1:

Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2:

Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3:	Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.

The following table presents information about the Company’s assets that are measured at fair value on a recurring basis at December 31, 2019, and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value:

Description	Level	December 31, 2019
Assets:
Marketable securities held in Trust Account	1	$149,719,910

NOTE 10. SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statements were issued. Based upon this review, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statements.

SOFTWARE ACQUISITION GROUP INC.

CONDENSED BALANCE SHEETS

	June 30, 2020	December 31, 2019
	(unaudited)
ASSETS
Current assets
Cash	$836,152	$1,093,408
Prepaid expenses	104,403	128,133
Total Current Assets	940,555	1,221,541

Marketable securities held in Trust Account	150,083,645	149,719,910
Total Assets	$151,024,200	$150,941,451

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accrued expenses	$130,372	$179,881
Income taxes payable	29,726	1,952
Total Current Liabilities	160,098	181,833

Deferred underwriting fee payable	5,232,500	5,232,500
Total Liabilities	5,392,598	5,414,333

Commitments

Class A common stock subject to possible redemption, 14,015,735 and 14,044,440 shares at redemption value at June 30, 2020 and December 31, 2019, respectively	140,631,601	140,527,112

Stockholders’ Equity
Preferred stock, $0.0001 par value; 1,000,000 shares authorized, none issued and outstanding	—	—
Class A common stock, $0.0001 par value; 100,000,000 shares authorized; 934,265 and 905,560 issued and outstanding (excluding 14,015,735 and 14,044,440 shares subject to possible redemption) at June 30, 2020 and December 31, 2019, respectively	93	91
Class B common stock, $0.0001 par value; 10,000,000 shares authorized; 3,737,500 shares issued and outstanding at June 30, 2020 and December 31, 2019	374	374
Additional paid-in capital	4,887,709	4,992,200
Retained earnings	111,825	7,341
Total Stockholders’ Equity	5,000,001	5,000,006
Total Liabilities and Stockholders’ Equity	$151,024,200	$150,941,451

The accompanying notes are an integral part of the unaudited condensed financial statements.

SOFTWARE ACQUISITION GROUP INC.

CONDENSED STATEMENT OF OPERATIONS

THREE AND SIX MONTHS ENDED JUNE 30, 2020

(UNAUDITED)

	Three Months Ended June 30, 2020	Six Months Ended June 30, 2020	Period from May 9, 2019 (Inception) Through June 30, 2019
Operating costs	$174,812	$413,335	$2,211
Loss from operations	(174,812)	(413,335)	(2,211)

Other income:
Interest income	62,651	545,593	—

Income before provision for income taxes	(112,161)	132,258	(2,211)
Provision for income taxes	23,554	(27,774)	—
Net income	$(88,607)	$104,484	$(2,211)

Weighted average shares outstanding, basic and diluted(1)	4,671,690	4,657,375	3,250,000

Basic and diluted net loss per common share(2)	$(0.03)	$(0.06)	$(0.00)

____________

(1)      Excludes an aggregate of 14,015,735 shares subject to possible redemption at June 30, 2020. At June 30, 2019, excluded up to 487,500 Class B shares subject to forfeiture if the over-allotment option was not exercised in full or in part by the underwriter.

(2)      Net loss per share — basic and diluted excludes income attributable to common stock subject to possible redemption of $33,942 and $391,705 for the three and six months ended June 30, 2020, respectively.

The accompanying notes are an integral part of the unaudited condensed financial statements.

SOFTWARE ACQUISITION GROUP INC.

CONDENSED STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY

THREE AND SIX MONTHS ENDED JUNE 30, 2020

(UNAUDITED)

	Class A Common Stock		Class B Common Stock		Additional Paid in Capital	Retained Earnings	Total Stockholders’ Equity
	Shares	Amount	Shares	Amount
Balance – January 1, 2020	905,560	$91	3,737,500	$374	$4,992,200	$7,341	$5,000,006

Change in value of Class A common stock subject to possible redemption	28,630	2	—	—	(193,096)	—	(193,094

Net Income	—	—	—	—	—	193,091	193,091
Balance – March 31, 2020	934,190	$93	3,737,500	$374	$4,799,104	$200,432	$5,000,003

Change in value of Class A common stock subject to possible redemption	75	—	—	—	88,605	—	88,605

Net loss	—	—	—	—	—	(88,607)	(88,607)
Balance – June 30, 2020	934,265	$93	3,737,500	$374	$4,887,709	$111,825	$5,000,001

FOR THE PERIOD FROM MAY 9, 2019 (INCEPTION) THROUGH JUNE 30, 2019

	Class B Common Stock		Additional Paid in Capital	Retained Earnings	Total Stockholders’ Equity
	Shares	Amount
Balance – May 9, 2019 (Inception)	—	$—	$—	$—	$—

Issuance of common stock to Sponsor(1)	3,737500	374	24,626	—	25,000

Net Income	—	—	—	(2,211)	(2,211)

Balance – June 30, 2020	3,737,500	$374	$24,626	$(2,211)	$22,789

____________

(1)      Included up to 487,500 Class B shares subject to forfeiture if the over-allotment option was not exercised in full or in part by the underwriter.

The accompanying notes are an integral part of the unaudited condensed financial statements.

SOFTWARE ACQUISITION GROUP INC.

CONDENSED STATEMENT OF CASH FLOWS

(UNAUDITED)

	Six Months Ended June 30, 2020	For the Period from May 9, 2019 (Inception) Through June 30, 2019
Cash Flows from Operating Activities:
Net income	$104,484	$(2,211)
Adjustments to reconcile net income to net cash used in operating activities:
Interest earned on marketable securities held in Trust Account	(545,593)	—
Changes in operating assets and liabilities:
Prepaid expenses	23,730	—
Accrued expenses	(49,509)	—
Income taxes payable	27,774	—
Net cash used in operating activities	(439,114)	(2,211)

Cash Flows from Investing Activities:
Cash withdrawn from Trust Account to pay for franchise taxes	181,858	—
Net cash provided by investing activities	181,858	—

Cash Flows from Financing Activities:
Proceeds from issuance of Class B common stock to Sponsor	—	25,000
Proceeds from promissory note – related party	—	44,711
Payment of offering costs	—	(42,500)
Net cash provided by financing activities	—	27,211

Net Change in Cash	(257,256)	25,000
Cash – Beginning	1,093,408	—
Cash – Ending	$836,152	$25,000

Non-cash investing and financing activities:
Change in value of common stock subject to possible redemption	$104,489	$—
Offering costs included in accrued offering costs	$—	$2,500

The accompanying notes are an integral part of the unaudited condensed financial statements.

SOFTWARE ACQUISITION GROUP INC.

NOTES TO CONDENSED FINANCIAL STATEMENTS

JUNE 30, 2020

(Unaudited)

NOTE 1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

Software Acquisition Group Inc. (the “Company”) is a blank check company incorporated in Delaware on May 9, 2019. The Company was formed for the purpose of effectuating a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses (the “Business Combination”). The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.

As of June 30, 2020, the Company had not yet commenced any operations. All activity through June 30, 2020 relates to the Company’s formation, the initial public offering (the “Initial Public Offering”), which is described below, and identifying a target company for a Business Combination and the proposed acquisition of CuriosityStream Inc., a Delaware corporation (“CuriosityStream”), as discussed in Note 9. The Company will not generate any operating revenues until after the completion of a Business Combination, at the earliest. The Company generates non-operating income in the form of interest income from the proceeds derived from the Initial Public Offering.

The registration statements for the Company’s Initial Public Offering were declared effective on November 19, 2019. On November 22, 2019, the Company consummated the Initial Public Offering of 14,950,000 units (the “Units” and, with respect to the shares of Class A common stock included in the Units sold, the “Public Shares”), which includes the full exercise by the underwriter of the over-allotment option to purchase an additional 1,950,000 Units, at $10.00 per Unit, generating gross proceeds of $149,500,000, which is described in Note 3.

Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 4,740,000 warrants (the “Private Placement Warrants”) at a price of $1.00 per Private Placement Warrant in a private placement to Software Acquisition Holdings, LLC (the “Sponsor”), generating gross proceeds of $4,740,000, which is described in Note 4.

Transaction costs amounted to $8,745,223 consisting of $2,990,000 of underwriting fees, $5,232,500 of deferred underwriting fees and $522,723 of other offering costs. In addition, as of June 30, 2020, cash of $836,152 was held outside of the Trust Account and is available for working capital purposes.

Following the closing of the Initial Public Offering on November 22, 2019, an amount of $149,500,000 ($10.00 per Unit) from the net proceeds of the sale of the Units in the Initial Public Offering, and the sale of the Private Warrants was placed in a trust account (the “Trust Account”) and invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund meeting the conditions of Rule 2a-7 of the Investment Company Act of 1940, as amended (the “Investment Company Act”), as determined by the Company, until the earlier of: (i) the consummation of a Business Combination or (ii) the distribution of the funds in the Trust Account to the Company’s stockholders, as described below.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the sale of the Private Placement Warrants, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. NASDAQ rules provide that the Business Combination must be with one or more target businesses that together have a fair market value equal to at least 80% of the balance in the Trust Account (less any deferred underwriting commissions and taxes payable on interest earned on the Trust Account) at the time of the signing of a definitive agreement to enter a Business Combination. The Company will only complete a Business Combination if the post-Business Combination company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act. There is no assurance that the Company will be able to successfully effect a Business Combination.

The Company will provide its holders of the outstanding Public Shares (the “public stockholders”) with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a stockholder meeting called to approve the Business Combination or (ii) by means of a tender

SOFTWARE ACQUISITION GROUP INC.

NOTES TO CONDENSED FINANCIAL STATEMENTS

JUNE 30, 2020

(Unaudited)

NOTE 1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (cont.)

offer. In connection with a proposed Business Combination, the Company may seek stockholder approval of a Business Combination at a meeting called for such purpose at which stockholders may seek to redeem their shares, regardless of whether they vote for or against a Business Combination. The Company will proceed with a Business Combination only if the Company has net tangible assets of at least $5,000,001 either immediately prior to or upon such consummation of a Business Combination and, if the Company seeks stockholder approval, a majority of the outstanding shares voted are voted in favor of the Business Combination.

If the Company seeks stockholder approval of a Business Combination and it does not conduct redemptions pursuant to the tender offer rules, the Company’s Amended and Restated Certificate of Incorporation provides that, a public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from seeking redemption rights with respect to 20% or more of the Public Shares without the Company’s prior written consent.

The public stockholders will be entitled to redeem their shares for a pro rata portion of the amount then in the Trust Account ($10.00 per share, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations). The per-share amount to be distributed to stockholders who redeem their shares will not be reduced by the deferred underwriting commissions the Company will pay to the underwriter (as discussed in Note 6). There will be no redemption rights upon the completion of a Business Combination with respect to the Company’s warrants.

If a stockholder vote is not required and the Company does not decide to hold a stockholder vote for business or other legal reasons, the Company will, pursuant to its Amended and Restated Certificate of Incorporation, offer such redemption pursuant to the tender offer rules of the Securities and Exchange Commission (the “SEC”), and file tender offer documents containing substantially the same information as would be included in a proxy statement with the SEC prior to completing a Business Combination.

The Company’s Sponsor has agreed (a) to vote its Founder Shares (as defined in Note 5) and any Public Shares purchased during or after the Initial Public Offering in favor of a Business Combination, (b) not to propose an amendment to the Company’s Amended and Restated Certificate of Incorporation with respect to the Company’s pre-Business Combination activities prior to the consummation of a Business Combination unless the Company provides dissenting public stockholders with the opportunity to redeem their Public Shares in conjunction with any such amendment; (c) not to redeem any shares (including the Founder Shares) and Private Placement Warrants (including underlying securities) into the right to receive cash from the Trust Account in connection with a stockholder vote to approve a Business Combination (or to sell any shares in a tender offer in connection with a Business Combination if the Company does not seek stockholder approval in connection therewith) or a vote to amend the provisions of the Amended and Restated Certificate of Incorporation relating to stockholders’ rights of pre-Business Combination activity and (d) that the Founder Shares and Private Placement Warrants (including underlying securities) shall not participate in any liquidating distributions upon winding up if a Business Combination is not consummated. However, the Sponsor will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares purchased during or after the Initial Public Offering if the Company fails to complete its Business Combination.

If the Company is unable to complete a Business Combination by May 22, 2021 (the “Combination Period”), the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Company’s board of directors, proceed to commence a voluntary liquidation and

SOFTWARE ACQUISITION GROUP INC.

NOTES TO CONDENSED FINANCIAL STATEMENTS

JUNE 30, 2020

(Unaudited)

NOTE 1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (cont.)

thereby a formal dissolution of the Company, subject in each case to its obligations to provide for claims of creditors and the requirements of applicable law. The underwriter has agreed to waive its rights to the deferred underwriting commission held in the Trust Account in the event the Company does not complete a Business Combination within the Combination Period and, in such event, such amounts will be included with the funds held in the Trust Account that will be available to fund the redemption of the Public Shares. In the event of such distribution, it is possible that the per share value of the assets remaining available for distribution will be less than the Initial Public Offering price per Unit ($10.00).

The Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or similar agreement or Business Combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per Public Share and (ii) the actual amount per Public Share held in the Trust Account as of the day of liquidation of the Trust Account, if less than $10.00 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under the Company’s indemnity of the underwriter of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). However, the Company has not asked the Sponsor to reserve for such indemnification obligations, nor has the Company independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believe that the Sponsor’s only assets are securities of the Company. Therefore, the Company cannot assure its stockholders that the Sponsor would be able to satisfy those obligations. None of the Company’s officers or directors will indemnify the Company for claims by third parties including, without limitation, claims by vendors and prospective target businesses. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers, prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

Risks and Uncertainties

Management continues to evaluate the impact of the COVID-19 pandemic on the industry and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s financial position, results of its operations and/or search for a target company, the specific impact is not readily determinable as of the date of these financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying unaudited condensed financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information and in accordance with the instructions to Form 10-Q and Article 8 of Regulation S-X of the SEC. Certain information or footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted, pursuant to the rules and regulations of the SEC for interim financial reporting. Accordingly, they do not include all the information and footnotes necessary for a complete presentation of financial position, results of operations, or cash flows. In the opinion of management, the accompanying unaudited condensed financial statements include all adjustments, consisting of a normal recurring nature, which are necessary for a fair presentation of the financial position, operating results and cash flows for the periods presented.

SOFTWARE ACQUISITION GROUP INC.

NOTES TO CONDENSED FINANCIAL STATEMENTS

JUNE 30, 2020

(Unaudited)

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

The accompanying unaudited condensed financial statements should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 as filed with the SEC on March 20, 2020, which contains the audited financial statements and notes thereto. The financial information as of December 31, 2019 is derived from the audited financial statements presented in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019. The interim results for the three and six months ended June 30, 2020 are not necessarily indicative of the results to be expected for the year ending December 31, 2020 or for any future interim periods.

Emerging Growth Company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of Estimates

The preparation of condensed financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of June 30, 2020 and December 31, 2019.

SOFTWARE ACQUISITION GROUP INC.

NOTES TO CONDENSED FINANCIAL STATEMENTS

JUNE 30, 2020

(Unaudited)

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Marketable Securities Held in Trust Account

At June 30, 2020 and December 31, 2019, the assets held in the Trust Account were substantially held in a money market fund that invests primarily in U.S. Treasury Bills. During the six months ended June 30, 2020, the Company withdrew $181,858 of the interest earned on the Trust Account to pay for its franchise taxes.

Common Stock Subject to Possible Redemption

The Company accounts for its common stock subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Common stock subject to mandatory redemption is classified as a liability instrument and is measured at fair value. Conditionally redeemable common stock (including common stock that features redemption rights that is either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. The Company’s common stock features certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, common stock subject to possible redemption is presented at redemption value as temporary equity, outside of the stockholders’ equity section of the Company’s condensed balance sheets.

Income Taxes

The Company complies with the accounting and reporting requirements of ASC Topic 740, “Income Taxes,” which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

ASC Topic 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits, if any, as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of June 30, 2020 and December 31, 2019. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.

On March 27, 2020, President Trump signed the Coronavirus Aid, Relief, and Economic Security “CARES” Act into law. The CARES Act includes several significant business tax provisions that, among other things, would eliminate the taxable income limit for certain net operating losses and allow businesses to carry back NOLs arising in 2018, 2019 and 2020 to the five prior years, suspend the excess business loss rules, accelerate refunds of previously generated corporate alternative minimum tax credits, generally loosen the business interest limitation under IRC section 163(j) from 30 percent to 50 percent among other technical corrections included in the Tax Cuts and Jobs Act tax provisions. The Company does not believe that the CARES Act will have a significant impact on Company’s financial position or statement of operations.

Net Income per Common Share

Net loss per common share is computed by dividing net loss by the weighted average number of common shares outstanding for the period. At June 30, 2019, weighted average shares were reduced for the effect of an aggregate of 487,500 shares of Class B common stock that are subject to forfeiture if the over-allotment option is not exercised by the underwriter (see Note 5). The Company applies the two-class method in calculating earnings per share. Shares

SOFTWARE ACQUISITION GROUP INC.

NOTES TO CONDENSED FINANCIAL STATEMENTS

JUNE 30, 2020

(Unaudited)

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

of common stock subject to possible redemption at June 30, 2020, which are not currently redeemable and are not redeemable at fair value, have been excluded from the calculation of basic loss per share since such shares, if redeemed, only participate in their pro rata share of the Trust Account earnings. The Company has not considered the effect of warrants to purchase 12,215,000 shares of common stock that were sold in the Initial Public Offering and the private placement in the calculation of diluted loss per share, since the exercise of the warrants is contingent upon the occurrence of future events. As a result, diluted loss per share is the same as basic loss per share for the period presented.

Reconciliation of Net Income per Common Share

The Company’s net (loss) income is adjusted for the portion of income that is attributable to common stock subject to possible redemption, as these shares only participate in the earnings of the Trust Account and not the income or losses of the Company. Accordingly, basic and diluted loss per common share is calculated as follows:

	Three Months Ended June 30, 2020	Six months ended June 30, 2020	For the Period from May 9, 2019 (Inception) Through June 30, 2019
Net income	$(88,607)	$104,484	$(2,211)
Less: Income attributable to shares subject to possible redemption	(33,942)	(391,705)	—
Adjusted net loss	$(122,549)	$(287,221)	$(2,211)

Weighted average shares outstanding, basic and diluted	4,671,690	4,657,375	3,250,000

Basic and diluted net loss per common share	$(0.03)	$(0.06)	$(0.00)

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of cash accounts in a financial institution, which, at times may exceed the Federal Depository Insurance Corporation coverage limit of $250,000. The Company had not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC Topic 820, “Fair Value Measurements,” approximates the carrying amounts represented in the accompanying condensed balance sheets, primarily due to their short-term nature.

Recently Issued Accounting Standards

Management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the Company’s condensed financial statements.

NOTE 3. INITIAL PUBLIC OFFERING

Pursuant to the Initial Public Offering, the Company sold 14,950,000 Units, which included the full exercise by the underwriter of its option to purchase an additional 1,950,000 Units at $10.00 per Unit. Each Unit consists of one share of the Company’s Class A common stock, $0.0001 par value, and one-half of one redeemable warrant (“Public Warrant”). Each Public Warrant will entitle the holder to purchase one share of Class A common stock at an exercise price of $11.50 per whole share (see Note 7).

SOFTWARE ACQUISITION GROUP INC.

NOTES TO CONDENSED FINANCIAL STATEMENTS

JUNE 30, 2020

(Unaudited)

NOTE 4. PRIVATE PLACEMENT

Simultaneously with the closing of the Initial Public Offering, the Sponsor purchased an aggregate of 4,740,000 Private Placement Warrants at a price of $1.00 per Private Placement Warrant for an aggregate purchase price of $4,740,000. Each Private Placement Warrant is exercisable to purchase one share of Class A common stock at a price of $11.50 per share. The proceeds from the sale of the Private Placement Warrants were added to the net proceeds from the Initial Public Offering held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the proceeds from the sale of the Private Placement Warrants will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and the Private Placement Warrants will expire worthless.

NOTE 5. RELATED PARTY TRANSACTIONS

Founder Shares

In June 2019, the Company issued an aggregate of 3,593,750 shares (the “Founder Shares”) to the Sponsor for an aggregate purchase price of $25,000 in cash. On November 19, 2019, the Company effected a stock dividend for 0.04 share for each Founder Share outstanding, resulting in the Sponsor holding an aggregate of 3,737,500 Founder Shares. The 3,737,500 Founder Shares included an aggregate of up to 487,500 shares subject to forfeiture by the Sponsor to the extent that the underwriter’s over-allotment was not exercised in full or in part, so that the Sponsor will collectively own, on an as-converted basis, 20% of the Company’s issued and outstanding shares after the Proposed Offering (assuming the Sponsor does not purchase any Public Shares in the Initial Public Offering and excluding the Private Placement Warrants and underlying securities). As a result of the underwriter’s election to fully exercise its over-allotment option, 487,500 Founder Shares are no longer subject to forfeiture.

The initial stockholders have agreed not to transfer, assign or sell any of their Founder Shares until the earlier to occur of: (A) one year after the completion of a Business Combination or (B) the date on which the Company completes a liquidation, merger, capital stock exchange or similar transaction that results in the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property. Notwithstanding the foregoing, if the last sale price of the Company’s Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Business Combination, the Founder Shares will be released from the lock-up.

Promissory Note — Related Party

On June 25, 2019, the Sponsor agreed to loan the Company an aggregate of up to $300,000 to cover expenses related to the Initial Public Offering pursuant to a promissory note (the “Note”). The Note was non-interest bearing and payable on the earlier of December 31, 2019 or the completion of the Initial Public Offering. The borrowings outstanding under the Note of $235,540 were repaid upon the consummation of the Initial Public Offering on November 22, 2019.

Related Party Loans

In order to finance transaction costs in connection with a Business Combination, the Company’s Sponsor, an affiliate of the Sponsor, or the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (the “Working Capital Loans”). Such Working Capital Loans would be evidenced by promissory notes. The notes would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $1,500,000 of notes may be converted upon consummation of a Business Combination into warrants at a price of $1.00 per warrant. The warrants will be identical to the Private Placement Warrants. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans.

SOFTWARE ACQUISITION GROUP INC.

NOTES TO CONDENSED FINANCIAL STATEMENTS

JUNE 30, 2020

(Unaudited)

NOTE 5. RELATED PARTY TRANSACTIONS (cont.)

Administrative Support Agreement

The Company entered into an agreement whereby, commencing on November 19, 2019 through the earlier of the Company’s consummation of a Business Combination and its liquidation, the Company will pay the Sponsor a total of $10,000 per month for office space, utilities and secretarial and administrative support. For the three and six months ended June 30, 2020, the Company incurred $30,000 and $60,000, respectively, in fees for these services, of which $75,000 and $15,000 is included in accrued expenses in the accompanying condensed balance sheets as of June 30, 2020 and December 31, 2019, respectively.

NOTE 6. COMMITMENTS

Registration Rights

Pursuant to a registration rights agreement entered into on November 19, 2019, the holders of the Founder Shares, Private Placement Warrants and any warrants that may be issued upon conversion of the Working Capital Loans (and any shares of Class A common stock issuable upon the exercise of the Private Placement Warrants and warrants that may be issued upon conversion of Working Capital Loans and upon conversion of the Founder Shares) will be entitled to registration rights, requiring the Company to register such securities for resale (in the case of the Founder Shares, only after conversion to our Class A common stock). The holders of the majority of these securities are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the consummation of a Business Combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriting Agreement

The underwriter is entitled to a deferred fee of three and half percent (3.50%) of the gross proceeds of the Initial Public Offering, or $5,232,500. The deferred fee will become payable to the underwriter from the amounts held in the Trust Account solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement.

NOTE 7. STOCKHOLDERS’ EQUITY

Preferred Stock — The Company is authorized to issue 1,000,000 shares of $0.0001 par value preferred stock. At June 30, 2020 and December 31, 2019, there were no preferred shares issued or outstanding.

Class A Common Stock — The Company is authorized to issue up to 100,000,000 shares of Class A, $0.0001 par value common stock. Holders of the Company’s common stock are entitled to one vote for each share. At June 30, 2020 and December 31, 2019, there were 934,265 and 905,560 shares of Class A common stock issued or outstanding, excluding 14,015,735 and 14,044,440 shares of Class A common stock subject to possible redemption, respectively.

Class B Common Stock — The Company is authorized to issue up to 10,000,000 shares of Class B, $0.0001 par value common stock. Holders of the Company’s common stock are entitled to one vote for each share. The shares of Class B common stock will automatically convert into shares of Class A common stock at the time of the Business Combination on a one-for-one basis, subject to adjustment for stock splits, stock dividends, reorganizations, recapitalizations and the like. In the case that additional shares of Class A common stock, or equity linked securities, are issued or deemed issued in excess of the amounts offered in the Initial Public Offering and related to the closing of a Business Combination, the ratio at which shares of Class B common stock shall convert into shares of Class A common stock will be adjusted (unless the holders of a majority of the outstanding shares of Class B common stock agree to waive such adjustment with respect to any such issuance or deemed issuance) so that the number of shares of

SOFTWARE ACQUISITION GROUP INC.

NOTES TO CONDENSED FINANCIAL STATEMENTS

JUNE 30, 2020

(Unaudited)

NOTE 7. STOCKHOLDERS’ EQUITY (cont.)

Class A common stock issuable upon conversion of all shares of Class B common stock will equal, in the aggregate, on an as converted basis, 20% of the sum of the total number of all shares of common stock outstanding upon the completion of the Initial Public Offering plus all shares of Class A common stock and equity linked securities issued or deemed issued in connection with a Business Combination (excluding any shares or equity linked securities issued, or to be issued, to any seller in a Business Combination, and any private placement-equivalent warrants issued to the Sponsor or its affiliates upon conversion of loans made to the Company). Holders of Founder Shares may also elect to convert their shares of Class B common stock into an equal number of shares of Class A common stock, subject to adjustment as provided above, at any time.

At June 30, 2020 and December 31, 2019, there were 3,737,500 shares of Class B common stock issued and outstanding.

The Company may issue additional common stock or preferred stock to complete its Business Combination or under an employee incentive plan after completion of its Business Combination.

Warrants — The Public Warrants will become exercisable on the later of (a) 30 days after the consummation of a Business Combination or (b) 12 months from the effective date of the registration statement relating to the Initial Public Offering. No Public Warrants will be exercisable for cash unless the Company has an effective and current registration statement covering the common shares issuable upon exercise of the Public Warrants and a current prospectus relating to such common shares. Notwithstanding the foregoing, if a registration statement covering the Class A common shares issuable upon the exercise of the Public Warrants is not effective within 60 days from the consummation of a Business Combination, the holders may, until such time as there is an effective registration statement and during any period when the Company shall have failed to maintain an effective registration statement, exercise the Public Warrants on a cashless basis pursuant to an available exemption from registration under the Securities Act. If an exemption from registration is not available, holders will not be able to exercise their Public Warrants on a cashless basis. The Public Warrants will expire five years from the consummation of a Business Combination or earlier upon redemption or liquidation.

The Company may call the Public Warrants for redemption (excluding the Private Placement Warrants), in whole and not in part, at a price of $0.01 per warrant:

•        upon not less than 30 days’ prior written notice of redemption to each Public Warrant holder,

•        if, and only if, the last sale price of our Class A common stock equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which the Company sends the notice of redemption to the warrant holders.

The Private Placement Warrants are identical to the Public Warrants underlying the Units sold in the Initial Public Offering, except that the Private Placement Warrants will and the common shares issuable upon the exercise of the Private Placement Warrants will not be transferable, assignable or saleable until after the completion of a Business Combination, subject to certain limited exceptions. Additionally, the Private Placement Warrants will be exercisable on a cashless basis and will be non-redeemable so long as they are held by the initial purchasers or their permitted transferees. If the Private Placement Warrants are held by someone other than the initial purchasers or their permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the Public Warrants.

The exercise price and number of shares of Class A common stock issuable upon exercise of the warrants may be adjusted in certain circumstances including in the event of a share dividend, or recapitalization, reorganization, merger or consolidation. Additionally, in no event will the Company be required to net cash settle the Public Warrants. If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to

SOFTWARE ACQUISITION GROUP INC.

NOTES TO CONDENSED FINANCIAL STATEMENTS

JUNE 30, 2020

(Unaudited)

NOTE 7. STOCKHOLDERS’ EQUITY (cont.)

their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with the respect to such warrants. Accordingly, the warrants may expire worthless. If the Company calls the Public Warrants for redemption, management will have the option to require all holders that wish to exercise the Public Warrants to do so on a “cashless basis,” as described in the warrant agreement. The exercise price and number of common shares issuable upon exercise of the Public Warrants may be adjusted in certain circumstances including in the event of a stock dividend, extraordinary dividend or recapitalization, reorganization, merger or consolidation. If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with respect to such warrants. Accordingly, the warrants may expire worthless.

In addition, if (x) the Company issues additional shares of Class A common stock or equity-linked securities for capital raising purposes in connection with the closing of its initial Business Combination at an issue price or effective issue price of less than $9.20 per share of Class A common stock (with such issue price or effective issue price to be determined in good faith by the Company’s board of directors and, in the case of any such issuance to the Sponsor or its affiliates, without taking into account any Founder Shares held by the Sponsor or such affiliates, as applicable, prior to such issuance) (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of the Company’s initial Business Combination on the date of the consummation of such initial Business Combination (net of redemptions), and (z) the volume weighted average trading price of the Company’s common stock during the 20 trading day period starting on the trading day prior to the day on which the Company consummates its initial Business Combination (such price, the “Market Value”) is below $9.20 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price and the $18.00 per share redemption trigger price described above will be adjusted (to the nearest cent) to be equal to 180% of the higher of the Market Value and the Newly Issued Price.

NOTE 8. FAIR VALUE MEASUREMENTS

The Company follows the guidance in ASC 820 for its financial assets and liabilities that are re-measured and reported at fair value at each reporting period, and non-financial assets and liabilities that are re-measured and reported at fair value at least annually.

The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:

Level 1:

Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2:

Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3:	Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.

SOFTWARE ACQUISITION GROUP INC.

NOTES TO CONDENSED FINANCIAL STATEMENTS

JUNE 30, 2020

(Unaudited)

NOTE 8. FAIR VALUE MEASUREMENTS (cont.)

The following table presents information about the Company’s assets that are measured at fair value on a recurring basis at June 30, 2020 and December 31, 2019, and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value:

Description	Level	June 30, 2020	December 31, 2019
Assets:
Marketable securities held in Trust Account	1	$150,083,645	$149,719,910

NOTE 9. SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the condensed financial statements were issued. Other than as described below, the Company did not identify any subsequent events that would have required adjustment or disclosure in the condensed financial statements.

On August 10, 2020, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with CS Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”), Hendricks Factual Media LLC, a Delaware limited liability company (the “Majority Stockholder”), and CuriosityStream. The transactions contemplated under the Merger Agreement are referred to as the “Transactions.”

Pursuant to the terms of the Merger Agreement, a business combination between the Company and CuriosityStream will be effected through the merger of Merger Sub with and into CuriosityStream, with CuriosityStream surviving as the surviving company (the “Surviving Company”) and a wholly-owned subsidiary of the Company (the “Merger”). Once effective, all equity securities of CuriosityStream will be converted into the right to receive the applicable portion of Merger Consideration (as defined below) pursuant to the terms and subject to the conditions set forth in the Merger Agreement.

Under the terms of the Merger Agreement, the aggregate consideration to be paid in the Merger is $302,098,500 (the “Merger Consideration”), as adjusted in accordance with the terms of the Merger Agreement, in Class A common stock of the Company, as more specifically set forth therein.

The Merger will be consummated subject to the deliverables and provisions as further described in the Merger Agreement.

On September 2, 2020, a putative class action lawsuit was filed in the Supreme Court of the State of New York by a purported Software Acquisition Group stockholder in connection with the merger: Khan v. Software Acquisition Group, Inc., et al., Index No. 654208/2020 (N.Y. Sup. Ct.). The Complaint names Software Acquisition Group and certain current members of the Software Acquisition Group board of directors as defendants. The Complaint alleges, among other things, breach of fiduciary duty claims against the Software Acquisition Group board of directors in connection with the merger. The Complaint also alleges that the preliminary proxy statement filed on Schedule 14A with the SEC on August 12, 2020 was misleading and/or omitted material information concerning the business combination. The Complaint seeks, among other things: injunctive relief, including an order enjoining the consummation of the merger; declaratory relief; and an award of attorneys’ fees and damages in an undetermined amount.

In addition, on September 10, 2020, counsel for a purported individual stockholder of Software Acquisition Group sent a letter to legal counsel for Software Acquisition Group in connection with the merger that alleged that the preliminary proxy statement failed to disclose certain information regarding the merger. The Letter demanded that Software Acquisition Group make certain additional disclosures in this proxy statement, and claimed that the failure to make such disclosures constituted a violation of federal securities laws.

SOFTWARE ACQUISITION GROUP INC.

NOTES TO CONDENSED FINANCIAL STATEMENTS

JUNE 30, 2020

(Unaudited)

NOTE 9. SUBSEQUENT EVENTS (cont.)

Software Acquisition Group believes that the allegations in the Complaint and the Letter are without merit. Software Acquisition Group also believes that the disclosures set forth in the preliminary proxy statement on the subjects discussed in the Complaint and the Letter comply fully with applicable law and do not need to be supplemented. However, solely to avoid the costs, risks, nuisance, and uncertainties inherent in disputes concerning these types of allegations, or potential litigation that could delay or adversely affect the merger, Software Acquisition Group has determined to voluntarily supplement the preliminary proxy statement with certain Additional Disclosures set forth herein. Nothing in this proxy statement shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the supplemental Additional Disclosures set forth herein.

Report of Independent Registered Public Accounting Firm

To the Stockholders and the Board of Directors of
CuriosityStream Inc.

Opinion on the Financial Statements

We have audited the accompanying balance sheets of CuriosityStream Inc. (the Company) as of December 31, 2019 and 2018, the related statements of operations, comprehensive loss, redeemable convertible preferred stock and stockholders’ equity (deficit) and cash flows for the years then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2019 and 2018, and the results of its operations and its cash flows for the years then ended, in conformity with U.S. generally accepted accounting principles.

Adoption of ASU No. 2019-02

As discussed in Note 2 to the financial statements, the Company changed its method of accounting for licensed and produced content amortization and impairment testing in 2019 due to the adoption of Accounting Standards Update (ASU) No. 2019-02, “Improvements to Accounting for Costs of Films and License Agreements for Program Materials.”

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Company’s auditor since 2019.

Baltimore, Maryland

August 12, 2020

CURIOSITYSTREAM INC.
BALANCE SHEETS
(in thousands except par value)

	December 31, 2019	December 31, 2018
Assets
Current assets
Cash and cash equivalents	$8,819	$62,516
Short-term investments	35,525	33,660
Accounts receivable	1,777	1,275
Current content assets, net	—	434
Other current assets	2,460	2,021
Total current assets	48,581	99,906

Investments	15,654	8,918
Property and equipment, net	1,451	884
Non-current content assets, net	16,627	4,006
Other assets	151	112
Total assets	$82,464	$113,826
Liabilities, redeemable convertible preferred stock, and stockholders’ equity (deficit)
Current liabilities
Current content liabilities	$3,306	$1,420
Accounts payable	5,245	2,875
Accrued expenses and other liabilities	2,266	1,155
Deferred revenue	7,101	1,685
Total current liabilities	17,918	7,135
Non-current content liabilities	—	750
Non-current deferred rent liability	824	894
Total liabilities	18,742	8,779

Commitments and contingencies

Redeemable convertible preferred stock, $0.01 par value, 30,000 shares authorized at December 31, 2019 and 2018; aggregate liquidation preference of $162,514 and $147,214 as of December 31, 2019 and 2018, respectively; 14,557 shares issued and outstanding at December 31, 2019 and 2018	155,174	139,277
Stockholders’ equity (deficit)
Class A common stock, $0.01 par value – 50,000 and 100,000 shares authorized at December 31, 2019 and 2018, respectively; zero shares issued and outstanding at December 31, 2019 and 2018	—	—
Class B common stock, $0.01 par value – 25,000 and 50,000 shares authorized at December 31, 2019 and 2018, respectively; 20,000 shares issued and outstanding at December 31, 2019 and 2018	200	200
Additional paid-in capital	—	—
Accumulated other comprehensive income	189	5
Accumulated deficit	(91,841)	(34,435)
Total stockholders’ equity (deficit)	(91,452)	(34,230)
Total liabilities, redeemable convertible preferred stock, and stockholders’ equity (deficit)	$82,464	$113,826

The accompanying notes are an integral part of these financial statements.

CURIOSITYSTREAM INC.
STATEMENTS OF OPERATIONS
(in thousands except for per share data)

	For the years ended December 31,
	2019	2018
Revenues	18,026	9,345
Operating expenses
Cost of revenues	6,810	14,430
Advertising and marketing	41,628	17,170
General and administrative	14,035	9,106
Management fee	—	2,014
	62,473	42,720
Operating loss	(44,447)	(33,375)
Other income (expense)
Interest expense	—	(1,837)
Interest and other income (expense)	2,072	283
Loss before income taxes	(42,375)	(34,929)
Provision for income taxes	142	43
Net loss	$(42,517)	$(34,972)
Less preferred dividends and accretion of issuance costs (Note 8)	(15,897)	(1,734)
Net loss attributable to common stockholders	$(58,414)	$(36,706)
Net loss per share attributable to common stockholders
Basic and diluted	$(2.92)	$(1.84)
Weighted average number of common shares outstanding
Basic and diluted	20,000	20,000

The accompanying notes are an integral part of these financial statements.

CURIOSITYSTREAM INC.
STATEMENTS OF COMPREHENSIVE LOSS
(in thousands)

	For the years ended December 31,
	2019	2018
Net loss	$(42,517)	$(34,972)
Other comprehensive income: Unrealized gain on available for sale securities	184	5
Total comprehensive loss	$(42,333)	$(34,967)

The accompanying notes are an integral part of these financial statements.

CURIOSITYSTREAM INC.
STATEMENTS OF REDEEMABLE CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS EQUITY (DEFICIT)
(in thousands)

	Redeemable Convertible Series A Preferred Stock		Membership Equity	Class A Common Stock		Class B Common Stock		Additional Paid-in Capital	Accumulated Other Comprehensive Income	Accumulated Deficit	Total Stockholders’ Equity (Deficit)
	Shares	Amount		Shares	Amount	Shares	Amount
Balance at January 1, 2018	—	$—	$(72,564)	—	$—	—	$—	$—	$—	$—	$(72,564)
Net loss	—	—	(21,887)	—	—	—	—	—	—	(13,085)	(34,972)
Contribution of promissory notes in exchange for Membership Equity	—	—	75,000	—	—	—	—	—	—	—	75,000
Reclassifications resulting from conversion to a corporation	—	—	19,451	—	—	20,000	200	—	—	(19,651)	—
Issuance of series A redeemable convertible preferred stock for cash of $145,570 at $10.00 per share, net of issuance costs of $8,027	14,557	137,543	—	—	—	—	—	—	—	—	—
Stock-based compensation	—	—	—	—	—	—	—	35	—	—	35
Redeemable convertible preferred stock adjustment to redemption value	—	1,734	—	—	—	—	—	(35)	—	(1,699)	(1,734)
Other comprehensive income	—	—	—	—	—	—	—	—	5	—	5
Balance at December 31, 2018	14,557	$139,277	$—	—	$—	20,000	$200	$—	$5	$(34,435)	$(34,230)
Net loss	—	—	—	—	—	—	—	—	—	(42,517)	(42,517)
Stock-based compensation	—	—	—	—	—	—	—	1,008	—	—	1,008
Redeemable convertible preferred stock adjustment to redemption value	—	15,897	—	—	—	—	—	(1,008)		(14,889)	(15,897)
Other comprehensive income	—	—	—	—	—	—	—	—	184	—	184
Balance at December 31, 2019	14,557	$155,174	$—	—	$—	20,000	$200	$0	$189	$(91,841)	$(91,452)

The accompanying notes are an integral part of these financial statements.

CURIOSITYSTREAM INC.
STATEMENTS OF CASH FLOWS
(in thousands)

	For the years ended December 31,
	2019	2018
Cash flows from operating activities
Net loss	$(42,517)	$(34,972)
Adjustments to reconcile net loss to net cash used in operating activities
Additions to content assets	(16,002)	(10,070)
Change in content liabilities	1,136	(1,511)
Amortization of content assets	3,815	12,450
Amortization, depreciation and accretion	142	582
Loss on sale of property and equipment	—	55
Interest on promissory notes, member	—	483
Stock-based compensation	1,008	35
Changes in operating assets and liabilities
Accounts receivable	(502)	(677)
Other assets	(484)	(1,729)
Accounts payable	2,357	1,919
Accrued expenses and other liabilities	920	368
Deferred revenue	5,416	1,132
Net cash used in operating activities	(44,711)	(31,935)
Cash flows from investing activities
Purchases of property and equipment	(767)	(56)
Sales of investments	32,580	2
Maturities of investments	7,947	—
Purchase of investments	(48,746)	(42,573)
Net cash used in investing activities	(8,986)	(42,627)
Cash flows from financing activities
Proceeds from issuance of preferred stock	—	137,543
Borrowings on note payable, bank	—	7,776
Repayments on term loan, bank	—	(30,000)
Payment of debt issuance costs	—	(233)
Borrowings on note payable, member	—	21,835
Repayments of promissory notes, member	—	(123)
Net cash provided by financing activities	—	136,798
Net increase (decrease) in cash and cash equivalents	(53,697)	62,236
Cash and cash equivalents, beginning of year	62,516	280
Cash and cash equivalents, end of year	$8,819	$62,516
Supplemental schedule of non-cash financing activities:
Contribution of promissory notes in exchange for Membership Equity	$—	$75,000
Preferred dividends and accretion of issuance costs	$15,897	$1,734
Supplemental disclosure:
Interest paid	$—	$1,194
Property and equipment additions included in accrued expenses	$141	$8
Cash paid for taxes	$44	$11

The accompanying notes are an integral part of these financial statements.

CURIOSITYSTREAM INC.
NOTES TO FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 1 — Organization and business

CuriosityStream Inc. (“CuriosityStream” or the “Company”) was initially formed as a limited liability company (“LLC”) in the state of Delaware on June 6, 2008. Upon initial formation, the Company was owned by Hendricks Private Holdings, LLC (HPH) and two trusts. HPH and the two trusts are collectively referred to as the “Members.”

On September 30, 2018, the Company entered into an agreement with the Members whereby the Members agreed to convert $75,000 of outstanding notes payable owed to them by the Company in exchange for equity in the Company. The ownership interests in CuriosityStream were then contributed by the Members into a single member LLC, Hendricks Factual Media LLC (“HFM”). As such, CuriosityStream became 100% owned by HFM as of September 30, 2018.

On October 1, 2018, HFM decided to convert CuriosityStream from an LLC to a Delaware C corporation. As a result, HFM’s membership interests in CuriosityStream LLC were converted into 1,000 shares of Class B Common Stock of CuriosityStream Inc. Such shares were subject to a 20,000 to 1 stock split in November 2018. As such, the 2018 activities represented in these financial statements include both the portion of the fiscal year in which the Company operated as an LLC (January 1 through September 30, 2018) and as a C corporation (October 1 through December 31, 2018). In addition, the assets and liabilities of the LLC were recorded by the C corporation at their net carrying amounts at the date of conversion. As a result of this conversion, the financial impact to the financial statements contained herein consisted of (i) reclassifications from partnership capital accounts to equity accounts reflective of a corporation and (ii) a partial step-up in the tax basis of certain assets. See Note 7 for the impact of the conversion on the Company’s equity accounts and Note 14 for the impact of the conversion on the Company’s income taxes.

In November and December 2018, the Company completed a private placement equity offering in which 14,557,000 shares of Series A Redeemable Convertible Preferred Stock (“Series A Preferred Stock”) were issued. Upon the completion of the private placement equity offering, the Company’s economic ownership is split between HFM and outside investors at approximately 77% and 23%, respectively. See Note 7 for details.

Primary operations of the Company began in 2015. The Company’s principal business is to provide customers with access to high quality factual content via a direct subscription video on-demand (SVoD) platform accessible by internet connected devices, or indirectly via distribution partners who deliver CuriosityStream content via the distributor’s platform or system. The online library available for streaming spans the entire category of factual entertainment including science, history, society, nature, lifestyle, and technology. The library is composed of more than three thousand accessible on-demand and ad-free productions and includes shows and series from leading non-fiction producers.

The Company’s content assets are available directly through its owned and operated website (“O&O Service”), mobile applications developed for iOS and Android operating systems (“App Services”), and via the platforms and systems of third-party partners in exchange for license fees. The Company offers subscribers a monthly or annual subscription. The price for a subscription varies depending on the streaming resolution (e.g., HD or 4K) and the length of the subscription (e.g., monthly or annual) selected by the customer. As an additional part of the Company’s App Services, it has built applications to make its service accessible on almost every major customer device, including streaming media players like Roku, Apple TV and Amazon Fire TV, all major smart TV brands (e.g., LG, Vizio, Samsung, Sony) and gaming consoles. In addition, CuriosityStream has affiliate agreement relationships with, and its content assets are available through, major multichannel video programming distributors (“MVPDs”) and virtual MVPDs (“vMVPDs”).

CURIOSITYSTREAM INC.
NOTES TO FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 2 — Basis of presentation and summary of significant accounting policies

Basis of presentation

The financial statements are prepared in accordance with U.S. generally accepted accounting principles (U.S. GAAP).

Use of estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates. Significant areas in which management uses estimates include content asset amortization, the assessment of the recoverability of the content assets, and common stock and share-based awards.

Concentration of risk

Financial instruments that potentially subject the Company to concentration of credit risk consist principally of cash, cash equivalents, investments, and accounts receivable. The Company maintains its cash, cash equivalents, and investments with high credit quality financial institutions; at times, such balances with the financial institutions may exceed the applicable FDIC-insured limits.

Accounts receivable are typically unsecured and are derived from revenues earned from customers primarily located in the United States.

During the years ended December 31, 2019 and 2018, the top three customers accounted for 35% and 26% of the Company’s revenues, respectively. Of these customers, one customer accounted for 21% of the Company’s revenues during the year ended December 31, 2019, and a different customer accounted for 13% of the Company’s revenues during the year ended December 31, 2018.

Cash and cash equivalents

The Company considers all highly liquid short-term investments purchased with an original maturity of three (3) months or less to be cash equivalents.

Fair value measurement of financial instruments

Fair value is defined as the exit price, or the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants as of the measurement date. The applicable accounting guidance establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are inputs market participants would use in valuing the asset or liability and are developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the Company’s assumptions about the factors market participants would use in valuing the asset or liability. The guidance establishes three levels of inputs that may be used to measure fair value:

•        Level 1 — Quoted prices in active markets for identical assets or liabilities.

•        Level 2 — Inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

•        Level 3 — Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

CURIOSITYSTREAM INC.
NOTES TO FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 2 — Basis of presentation and summary of significant accounting policies (cont.)

Assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurements. The Company reviews the fair value hierarchy classification at each reporting period. Changes in the observability of valuation inputs may result in a reclassification of levels for certain securities within the fair value hierarchy.

The Company’s assets measured at fair value on a recurring basis include its investments in money market funds, government debt securities, and corporate debt securities. Level 1 inputs were derived by using unadjusted quoted prices for identical assets in active markets and were used to value the Company’s investments in money market funds and government debt securities. Level 2 inputs were derived using prices for similar investments and were used to value the Company’s investments in corporate debt securities.

The Company’s remaining financial instruments, including cash and cash equivalents, accounts receivable, accounts payable and accrued expenses and other liabilities, are carried at cost, which approximates fair value because of the short-term maturity of these instruments.

Investments

The Company holds investments in money market funds, government debt securities and corporate debt securities which the Company classifies as available-for-sale. The Investments are therefore carried at fair value based on unadjusted quoted market prices. (Level 1) and quoted prices for comparable assets (Level 2), as noted below:

	As of December 31, 2019				As of December 31, 2018
	Cash and Cash Equivalents	Short-term Investments	Investments (non-current)	Total	Cash Equivalents	Short-term Investments	Investments (non-current)	Total
Level 1 Securities
Money market funds	2,973	—	—	2,973	546	—	—	546
Government debt securities	—	25,996	—	25,996	53,434	29,675	4,927	88,036
Total Level 1 Securities	2,973	25,996	—	28,969	53,980	29,675	4,927	88,582

Level 2 Securities
Corporate debt securities	—	9,529	15,654	25,183	—	3,985	3,991	7,976
Total Level 2 Securities	—	9,529	15,654	25,183	—	3,985	3,991	7,976
Total	2,973	35,525	15,654	54,152	53,980	33,660	8,918	96,558

Unrealized gains and losses are recorded in accumulated other comprehensive income or loss, a component of stockholders’ equity (deficit). Realized gains and losses are reclassified from accumulated other comprehensive income or loss into earnings as a component of net income or loss. There were no material gains or losses realized during the years ended December 31, 2019 and 2018. The Company evaluates unrealized losses on investments, if any, to determine if other-than-temporary impairment is required to be recognized. No such other-than-temporary impairments were recognized during the years ended December 31, 2019 and 2018. Investments in debt securities that will mature within one year of the balance sheet dates are reflected as Short-term investments in the accompanying balance sheets.

CURIOSITYSTREAM INC.
NOTES TO FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 2 — Basis of presentation and summary of significant accounting policies (cont.)

The following tables summarize the Company’s corporate and government debt securities:

	December 31, 2019
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Debt Securities:
Corporate	$24,994	$189	$—	$25,183
US Government	25,996	—	—	25,996
Total	$50,990	$189	$—	$51,179
	December 31, 2018
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Debt Securities:
Corporate	$7,971	$5	$—	$7,976
US Government	34,602	—	—	34,602
Total	$42,573	$5	$—	$42,578

The table below summarizes the Company’s maturities for corporate and government debt securities at December 31, 2019 by contractual maturity periods.

	December 31, 2019
	Amortized Cost	Estimated Fair Value
Due in one year or less	$35,458	$35,525
Due after one year through five years	15,532	15,654
Total	$50,990	$51,179

Accounts receivable

Accounts receivable is comprised of receivables from subscriptions, license fees, and program sales. The Company records accounts receivable net of an allowance for doubtful accounts. The allowance is determined based on a review of the estimated collectability of the specific accounts and historical loss experience and existing economic conditions. Uncollectible amounts are charged off against the allowance for doubtful accounts once management determines an amount, or a position thereof, to be worthless. As of December 31, 2019 and 2018, the Company considered all amounts to be fully collectible and, accordingly, did not establish an allowance for doubtful accounts. There was no bad debt expense for the years ended December 31, 2019 and 2018.

Content assets, net

The Company acquires, licenses and produces content, including original programming, in order to offer members unlimited viewing of factual entertainment content. The content licenses are for a fixed fee and specific windows of availability. Payments for content, including additions to content assets and the changes in related liabilities, are classified within “Net cash used in operating activities” on the statements of cash flows.

The Company recognizes its content assets (licensed and produced) as “Non-current content assets, net” on the balance sheets. For licenses, the Company capitalizes the fee per title and records a corresponding liability at the gross amount of the liability when the license period begins, the cost of the title is known, and the title is accepted and available for streaming. For productions, the Company capitalizes costs associated with the production, including development costs, direct costs and production overhead.

CURIOSITYSTREAM INC.
NOTES TO FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 2 — Basis of presentation and summary of significant accounting policies (cont.)

Based on factors including historical and estimated viewing patterns, the Company amortizes the content assets (licensed and produced) in “Cost of revenues” on the statements of operations on a straight-line basis over the shorter of each title’s contractual window of availability or estimated period of use, beginning with the month of first availability. The Company reviews factors impacting the amortization of content assets on an ongoing basis.

The Company’s business model is subscription based as opposed to a model generating revenues at a specific title level. Content assets (licensed and produced) are predominantly monetized as a group and therefore are reviewed in aggregate at a group level when an event or change in circumstances indicates a change in the expected usefulness of the content or that the fair value may be less than unamortized cost. If such changes are identified, the aggregated content assets will be stated at the lower of unamortized cost or fair value. In addition, unamortized costs for assets that have been, or are expected to be, abandoned are written off.

Property and equipment

Property and equipment are stated at historical cost, less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives of the assets. Leasehold improvements are amortized over the shorter of the non-cancelable lease term or the estimated useful lives. Upon the sale or retirement of property or equipment, the cost and related accumulated depreciation or amortization are removed from the Company’s balance sheets with the resulting gain or loss reflected in the Company’s results of operations. Repairs and maintenance expenses are expensed as incurred.

Long-lived assets

The Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate the carrying amount of an asset may not be recoverable. Recoverability of these assets is measured by a comparison of the carrying amount to the future undiscounted cash flows the assets are expected to generate. If long-lived assets are considered impaired, an impairment charge is recognized for the amount by which the carrying amount of the asset exceeds its fair value. No impairment charge related to long-lived assets was recognized for the years ended December 31, 2019 and 2018.

Revenue recognition

The following table sets forth the Company’s revenues disaggregated by type for the years ended December 31, 2019 and 2018, as well as the relative percent of each revenue type to total revenue.

	Year Ended December 31, 2019		Year Ended December 31, 2018
Subscriptions – O&O Service	$7,087	39%	$5,093	55%
Subscriptions – App Services	2,706	15%	1,540	16%
Subscriptions – Total	9,793	54%	6,633	71%

License Fees – Affiliates	7,769	43%	2,246	24%
License Fees – Program Sales	450	3%	466	5%
License Fees – Total	8,219	46%	2,712	29%
Other – Total	14	0%	—	0%

Total Revenues	$18,026		$9,345

CURIOSITYSTREAM INC.
NOTES TO FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 2 — Basis of presentation and summary of significant accounting policies (cont.)

Subscriptions — O&O Service

The Company generates revenue from monthly subscription fees from its O&O Service. CuriosityStream subscribers enter into non-refundable, month-to-month or annual subscriptions with the Company. The Company bills the monthly subscriber on each subscriber’s monthly anniversary date and recognizes the revenue ratably over each monthly membership period. The annual subscription fees are collected by the Company at the start of the annual subscription period and are recognized ratably over the subsequent twelve (12) month period. Revenues are presented net of the taxes that are collected from subscribers and remitted to governmental authorities.

The Company also offers gift certificates for use on a future date. The Company recognizes revenue from gift certificates when the services have been provided. The gift certificates do not expire.

Subscription — App Services

The Company also earns subscription revenues through its App Services. These subscriptions are similar to the O&O Service subscriptions, but are generated based on agreements with certain streaming media players as well as with Smart TV brands and gaming consoles (see Note 1). Under these agreements, the streaming media player typically bills the subscriber directly and then remits the collected subscriptions to the Company, net of a distribution fee. The Company recognizes the gross subscription revenues when earned and simultaneously recognizes the corresponding distribution fees as an expense. The Company is the principal in these relationships as the Company retains control over service delivery to its subscribers.

Licensing — Affiliates

The Company generates license fee revenues from MVPDs such as Altice, Comcast and Cox as well as from vMVPDs such as Amazon and Sling TV (MVPDs and vMVPDs are also referred to as affiliates). Under the terms of the agreements with these affiliates, the Company receives license fees based upon contracted programming rates and subscriber levels reported by the affiliates. In exchange, the Company licenses its content to the affiliates for distribution to their subscribers. The Company earns revenue under these agreements either based on the total number of subscribers multiplied by rates specified in the agreements or based on fixed fee arrangements. These revenues are recognized over the term of each agreement when earned.

Licensing — Program Sales

The Company has distribution agreements which grant a licensee limited distribution rights to the Company’s programs for varying terms, generally in exchange for a fixed license fee. Revenue is recognized once the content is made available for the licensee to use.

The Company’s performance obligations include (1) access to its SVoD platform via the Company’s O&O Service and App Services, (2) access to the Company’s content assets, and (3) licenses of specific program titles. In contracts containing the right to access the Company SVoD platform, the performance obligation is satisfied as access to the SVoD platform is provided post any free trial period. In contracts which contain access to the Company’s content assets, the performance obligation is satisfied as access to the content is provided. For contracts with licenses of specific program titles, the performance obligation is satisfied as that content is made available for the customer to use.

Payments terms for access to the Company’s SVoD services require payment in advance on or prior to the date access to the service is provided. Payments for contracts providing access to the Company’s content assets are paid either in advance, over the license term, or on a sales and usage basis. Payments for licenses of specific program titles are paid either upfront or over the license term on a fixed fee basis, or on a sales and usage basis. To date, there has been no financing component associated with the Company’s revenue arrangements and such arrangements do not contain rights of return provisions.

CURIOSITYSTREAM INC.
NOTES TO FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 2 — Basis of presentation and summary of significant accounting policies (cont.)

Revenues expected to be recognized in the future related to performance obligations that are unsatisfied at December 31, 2019 are as follows:

	Year Ending December 31,
	2020	2021	2022	2023	Thereafter	Total
Remaining Performance Obligations	$12,962	$11,938	$7,483	$981	$20	$33,384

These amounts include only fixed consideration or minimum guarantees and do not include amounts related to (i) contracts with an original expected term of one year or less or (ii) licenses of content that are solely based on sales or usage-based royalties.

Contract liabilities (i.e. deferred revenue) consists of subscriber and affiliate license fees billed that have not been recognized, and unredeemed gift certificates and other prepaid subscriptions that have not been redeemed. Total deferred revenues were $7,101 and $1,685 at December 31, 2019 and December 31, 2018, respectively. The increase is deferred revenues is due to the growth in annual license fees to affiliates and annual subscriptions from O&O and App Services, both which require upfront annual payments.

Revenues of $1,626 were recognized during the year ended December 31, 2019 related to the balance of deferred revenue at December 31, 2018.

Cost of revenues

Cost of revenues primarily includes content asset amortization, streaming delivery costs, payment processing costs and distribution fees.

Advertising and marketing

The Company expenses advertising costs as incurred. The Company incurred advertising expenses totaling $41,628 and $17,170 for the years ended December 31, 2019 and 2018, respectively. These expenses are included in advertising and marketing costs in the accompanying statements of operations.

Stock-based compensation

The Company measures the cost of employee services received in exchange for an award of equity instruments based on the grant date fair value of the award. The fair value is recognized in earnings over the period during which an employee is required to provide the service. The Company accounts for forfeitures as they occur. See Note 9 for further details.

Income taxes

No provision has been made for income tax expense or benefit in the accompanying financial statements for the period January 1 through September 30, 2018 as the results or the Company were reported in the respective income tax returns of the Members (as the Company operated as an LLC through September 30, 2018).

Beginning October 1, 2018 (upon the conversion from an LLC to a Delaware C corporation), the Company began to use the asset and liability method of accounting for income taxes, in which deferred tax assets and liabilities are recognized for the future tax consequences attributable to the differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using the enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be reversed. The effect on deferred tax assets and liabilities of a change in tax rates is recognized as income

CURIOSITYSTREAM INC.
NOTES TO FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 2 — Basis of presentation and summary of significant accounting policies (cont.)

in the period that includes the enactment date. A valuation allowance is established if it is more likely than not that all or a portion of the deferred tax asset will not be realized. See Note 14 for further details of the financial statement impact of the corporate conversion on the Company’s income tax accounting.

The Company’s tax positions are subject to income tax audits. The Company recognizes the tax benefit of an uncertain tax position only if it is more likely than not that the position is sustainable upon examination by the taxing authority, based on the technical merits. The tax benefit recognized is measured as the largest amount of benefit which is more likely than not (greater than 50% likely) to be realized upon settlement with the taxing authority. The Company recognizes interest accrued and penalties related to unrecognized tax benefits in its tax provision.

The Company calculates the current and deferred income tax provision based on estimates and assumptions that could differ from the actual results reflected in income tax returns filed in subsequent years. Adjustments based on filed income tax returns are recorded when identified. The amount of income tax paid is subject to examination by U.S. federal and state tax authorities. The estimate of the potential outcome of any uncertain tax issue is subject to management’s assessment of the relevant risks, facts, and circumstances existing at that time. To the extent the assessment of such tax position changes, the change in estimate is recorded in the period in which the determination is made.

Recently adopted financial accounting standards

In May 2014, the Financial Accounting Standards Board (“FASB”) issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606) which amended existing U.S. GAAP guidance for revenue recognition. ASU 2014-09 establishes principles for recognizing revenue upon the transfer of promised goods or services to customers, in an amount that reflects the expected consideration received in exchange for those goods or services. The Company adopted ASU 2014-09 as of January 1, 2019 using the modified retrospective method applied to all contracts not completed as of the adoption date. Because the Company’s primary source of revenues is from monthly or annual subscription and license fees which are recognized ratably over each subscription/license period, the adoption of this new revenue standard did not have a material impact on the Company’s financial statements.

In March 2019, the FASB issued ASU 2019-02, Improvements to Accounting for Costs of Films and License Agreements for Program Materials, in order to align the accounting for production costs of an episodic television series with the accounting for production costs of films by removing the content distinction for capitalization. ASU 2019-02 also requires that an entity reassess estimates of the use of a film in a film group and account for any changes prospectively. In addition, ASU 2019-02 requires that an entity test films and license agreements for program material for impairment at a film group level when the film or license agreements are predominantly monetized with other films and license agreements. ASU 2019-02 is effective for fiscal years beginning after December 15, 2020 and early adoption is permitted. The Company early adopted ASU 2019-02 as of January 1, 2019 and as such has included its content assets (licensed and produced) as “Non-current content assets, net” on its balance sheets, beginning with the period of adoption. As a result of the adoption of ASU 2019-02, the Company determined it should no longer fully amortize its content assets upon initial publication on its streaming service, which resulted in amortization of content asset costs for the year ended December 31, 2019 being reduced by $11,850.

In December 2019, the FASB issued ASU 2019-12, Simplifying the Accounting for Income Taxes, to reduce the cost and complexity in accounting for income taxes. ASU 2019-12 removes certain exceptions related to the approach for intraperiod tax allocation, the methodology for calculating income taxes in an interim period and the recognition of deferred tax liabilities for outside basis differences. ASU 2019-12 also amends other aspects of the guidance to help simplify and promote consistent application of U.S. GAAP. The guidance is effective for annual periods beginning after December 15, 2020, with early adoption permitted. The Company early adopted ASU 2019-12 as of January 1, 2019 and the adoption did not have a material impact on the Company’s financial statements.

CURIOSITYSTREAM INC.
NOTES TO FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 2 — Basis of presentation and summary of significant accounting policies (cont.)

Recently issued financial accounting standards

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842), which requires lessees to recognize lease assets and lease liabilities on the balance sheet for those leases classified as operating leases under current U.S. GAAP. ASU 2016-02 requires that a lessee should recognize a liability to make lease payments (the lease liability) and a right-of-use asset representing its right to use the underlying asset for the lease term on the balance sheet. The new guidance also requires qualitative and quantitative disclosures related to the nature, timing and uncertainty of cash flows arising from leases. The guidance is effective for the Company’s fiscal year beginning January 1, 2022, with early adoption permitted, and is required to be implemented using a modified retrospective approach. The Company is currently assessing the impact of the new standard on its financial statements, but anticipates a material increase in assets and liabilities due to the recognition of the required right-of-use asset and corresponding lease liability for all lease obligations that are currently classified as operating leases, such as real estate leases for corporate headquarters, as well as additional disclosure on all its lease obligations. The income statement recognition of lease expense is not expected to significantly change from the current methodology.

In June 2016, the FASB issued ASU 2016-13, Financial Instruments — Credit Losses (Topic 326), which requires that an entity measure and recognize expected credit losses for financial assets held at amortized cost and replaces the incurred loss impairment methodology in current U.S. GAAP with a methodology that requires consideration of a broader range of information to estimate credit losses. The guidance also modifies the impairment model for available-for-sale debt securities. ASU 2016-13 is effective for the Company’s fiscal year beginning January 1, 2023. The Company is continuing to assess the potential impacts of ASU 2016-13 on its financial statements.

Note 3 — Content assets

Content assets consisted of the following:

	December 31,
	2019	2018
Licensed content, net
Released, less amortization	7,880	—
Prepaid and unreleased	2,685	1,258
	10,565	1,258
Produced content, net
Released, less amortization	3,970	—
In production	1,889	3,182
In development and pre-production	203	—
	6,062	3,182
Total	$16,627	$4,440
Current content assets, net	—	434
Non-current content assets, net	16,627	4,006

As of December 31, 2019, $4,487, $1,847, and $726 of the $7,880 unamortized cost of the licensed content that has been released is expected to be amortized in each of the next three years. As of December 31, 2019, $901 of the $3,970 unamortized cost of the produced content that has been released is expected to be amortized in each of the next three years.

In accordance with its accounting policy for content assets, the Company amortized $3,279 and $7,752 of licensed content costs and $536 and $4,698 of produced content costs during the years ended December 31, 2019 and 2018, respectively.

CURIOSITYSTREAM INC.
NOTES TO FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 4 — Property and equipment

Property and equipment, net are summarized by major classifications as follows:

	Estimated useful life (in years)	December 31,
		2019	2018
Furniture and fixtures	10 to 15	$108	$108
Equipment	5	961	277
Computer and software	3 to 5	534	372
Website and application development	3	687	687
Leasehold improvements	10 to 11	614	614
Work-in-progress	—	51	—
		2,955	2,058
Less accumulated depreciation and amortization		1,504	1,174
		$1,451	$884

Depreciation expense related to the property and equipment above, including the amortization of leasehold improvements, was $332 and $343 for the years ended December 31, 2019 and 2018, respectively.

Note 5 — Term loan, bank

On May 1, 2017, the Company obtained a multi-advance term loan in the principal amount of $30,000 with Bank of America. Beginning June 1, 2017, the loan called for interest-only monthly payments, at a rate equal to the LIBOR Daily Floating Rate plus 2.25%. The loan was amended and extended on April 2, 2018. The amended terms called for interest-only monthly payments at a rate equal to the LIBOR Daily Floating Rate plus 2.40%. The note was prepayable at any time without penalty and had a loan maturity date of April 1, 2019.

On November 20, 2018, the outstanding principal and interest totaling $30,133 were repaid in full and the loan agreement was terminated. Interest expense related to the loan totaled $1,353 for the year ended December 31, 2018, including $233 of amortization of debt issuance costs, and is included in interest expense in the accompanying statements of operations.

There were no outstanding balances under any bank debt agreements as of December 31, 2019 and 2018. Refer to Note 15 for details related to a debt facility agreement entered into subsequent to December 31, 2019.

Note 6 — Promissory notes, Members

The Company entered into a promissory note with HPH on May 1, 2014. The promissory note required annual interest only payments at 1.93% per annum, with the entire unpaid principal balance and accrued interest due on April 30, 2023. In October 2018, the $123 principal balance under the promissory note with HPH, plus $6 of accrued interest, was paid in full.

The Company also entered into a revolving promissory note with HPH on May 1, 2014 in order to fund operations. The note provided for advances of up to $75,000, and interest was accrued on the outstanding principal amount of each advance at 1.11% per annum. The entire unpaid principal balance was due and payable on April 30, 2019. On September 30, 2018, the outstanding balance and accrued interest under the revolving promissory note was split into three separate notes and contributed to the Company in exchange for equity (see Note 7 for further details). There were no outstanding balances under any promissory notes owed to any Member as of December 31, 2019 and 2018.

Both loans were secured by a security interest in substantially all assets of the Company.

Interest expense related to the HPH promissory notes was $484 for the year ended December 31, 2018 and is included in interest expense in the accompanying statements of operations.

CURIOSITYSTREAM INC.
NOTES TO FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 7 — Redeemable convertible preferred stock and stockholders’ equity

General

On October 1, 2018, as a result of the Company’s conversion from an LLC to a C corporation, the outstanding LLC membership interests in CuriosityStream LLC were converted into shares of Class B Common Stock of CuriosityStream Inc. (see below).

The following summarizes the share classes of the Company:

	As of December 31, 2019		As of December 31, 2018
	Shares Authorized	Par Value	Shares Authorized	Par Value
Class A common stock	50,000,000	$0.01	100,000,000	$0.01
Class B common stock	25,000,000	$0.01	50,000,000	$0.01
Preferred stock	30,000,000	$0.01	30,000,000	$0.01
	105,000,000		180,000,000

Of the authorized shares of Preferred Stock, 16,675,000 shares are designated as Series A Preferred Stock. The remaining 13,325,000 shares of authorized Preferred Stock may be issued in one or more series from time to time with the rights and preferences applicable to each specific series to be stated in the applicable certificate of designations. The holders of Class A Common Stock and Class B Common Stock are entitled to receive dividends and other distributions when, as and if declared by the Company’s Board of Directors, subject to the prior rights of the holders of Preferred Stock. Each share of Class A Common Stock is entitled to one vote and each share of Class B Common Stock is entitled to ten votes on each matter on which the stockholders are entitled to vote for so long as HFM continues to beneficially own 25% or more of the Company’s then-outstanding capital stock. In the event of a liquidation, dissolution, or winding up of the affairs of the Company, after the payments of debts and other liabilities of the Company, and subject to the rights of holders of Preferred Stock, the holders of Common Stock are entitled to receive the remaining assets of the Company upon distribution thereof.

Class A Common Stock

As of December 31, 2019 and 2018, no shares of Class A Common Stock were issued or outstanding.

Class B Common Stock

On September 30, 2018, HPH converted $75,000 of promissory notes and accrued interest into membership units of CuriosityStream LLC (see Note 6). Subsequently, HPH and other members of CuriosityStream LLC executed a Contribution Agreement with HFM, pursuant to which their membership interests in CuriosityStream LLC were contributed to HFM, who then became the Company’s sole member. In connection with the Company’s conversion into a C corporation (see Note 1), such membership units were converted into Class B Common Stock of the Company. After giving effect to a 20,000 to 1 stock split on November 20, 2018, HFM held 20,000,000 shares of Class B Common Stock of the Company.

The Company is restricted from paying dividends to holders of its Common Stock or any other security that is junior to the Series A Preferred Stock until the earlier to occur of (1) no Series A Preferred Stock remaining outstanding and (2) the completion of a qualifying public offering. Neither such event had occurred as of December 31, 2019.

Series A Preferred Stock

During November and December 2018, in connection with a private placement equity offering, the Company issued 14,557,000 shares of Series A Preferred Stock in exchange for gross proceeds of $145,570. The Company incurred equity issuance costs of $8,027 in connection with this offering, which are reflected as a reduction to the initial carrying value of the Series A Preferred Stock balance.

CURIOSITYSTREAM INC.
NOTES TO FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 7 — Redeemable convertible preferred stock and stockholders’ equity (cont.)

The holders of the Series A Preferred Stock have the right, exercisable at any time, to convert all or any of such shares into a number of shares of Class A Common Stock equal to the Accrued Value divided by the then-current Conversion Price. The Accrued Value is equal to the original liquidation preference of $10.00 per share of Series A Preferred Stock plus an additional amount equal to the dollar amount of any accrued but unpaid dividends (see below). The Conversion Price is initially $10.00 per share, but shall be subject to certain anti-dilution adjustments. Holders of Series A Preferred Stock are entitled to vote on an as-converted basis on all matters on which holders of Class A and Class B Common Stock vote.

Holders of Series A Preferred Stock are entitled to dividends equal to 10% of the Accrued Value per annum. Such dividends are cumulative and accrue daily in arrears. Cash dividends are payable when, as and if declared by the Board of Directors. If the Board of Directors does not declare a cash dividend in respect of all or a portion of the dividend when due, the Accrued Value of the Series A Preferred Stock will be increased by a corresponding amount. No such dividends have been declared as of December 31, 2019. As of December 31, 2019 and 2018, cumulative dividends on the Series A Preferred Stock totaled $16,945 ($1.16 per share) and $1,644 ($0.11 per share), respectively.

In the event of liquidation, dissolution, or winding up of the affairs of the Company, the holders of Series A Preferred Stock will be entitled to receive, before any distribution to the holders of Class A Common Stock and Class B Common Stock, an amount equal to the Accrued Value of such shares plus any other accrued but unpaid dividends (“Series A Preferred Stock Liquidation Value”). If the assets of the Company are insufficient to permit the payment in full of the Series A Preferred Stock Liquidation Value to the holders of the Series A Preferred Stock, then the assets will be distributed ratably among the holders of the Series A Preferred Stock.

Upon a Qualifying Public Offering, the Company will have the option to effect the conversion of all Series A Preferred Stock then outstanding into a number of shares of Class A Common Stock equal to the Accrued Value (plus any other accrued but unpaid dividends), divided by the lesser of (1) the Qualifying Public Offering Price or (2) the then-current Conversion Price. A Qualifying Public Offering is defined in the Certificate of Designations for the Series A Preferred Stock as a firm-commitment underwritten registered offering of common stock listed on a national securities exchange with gross proceeds which exceed $75,000.

Immediately prior to the effective date of a Fundamental Change, the Series A Preferred Stock will automatically convert into a number of shares of the Company’s Class A Common Stock equal to the Accrued Value (plus any other accrued but unpaid dividends), divided by the lesser of (1) the applicable acquisition or sale price or (2) the then-current Conversion Price on the date of closing such transaction. A Fundamental Change is defined in the Certificate of Designations for the Series A Preferred Stock as any consolidation or merger of the Company or similar transaction or any sale, lease or other transfer of all or substantially all the assets of the Company, pursuant to which its common stock will be converted into, or receive a distribution of the proceeds in, cash, securities or other property, other than pursuant to a transaction in which the shareholders of the Company prior to the transaction continue to own a majority of the total voting power of the surviving company following such transaction.

Additionally, the Series A Preferred Stock is redeemable in whole or in part at the holder’s option (i) any time on or after November 15, 2025, (ii) if the Company declares a dividend or distribution on any junior security or a repurchase or redemption of any junior security in violation of the terms of the Certificate of Designations for the Series A Preferred Stock, or (iii) the Company enters into a definitive agreement that would result in a Fundamental Change and holders of the Series A Preferred Stock would receive an illiquid security as consideration in connection with such transaction, in each case for a cash payment equal to the Accrued Value (plus any other accrued but unpaid dividends).

The Company classifies preferred shares that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control, as temporary equity. Given the redemption rights contained within the Series A Preferred Stock, the Company accounts for the outstanding preferred stock as temporary equity in the balance sheets. Series A Preferred Stock which is classified as temporary equity is initially recorded at its fair value, net of transaction costs, at issuance date. At each

CURIOSITYSTREAM INC.
NOTES TO FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 7 — Redeemable convertible preferred stock and stockholders’ equity (cont.)

reporting period, the amount is adjusted by accreting changes in the redemption value over the period from the date of issuance to the earliest redemption date. The recorded redemption value ($155,174 and $139,277 at December 31, 2019 and 2018, respectively) includes accrued but unpaid dividends and accretion of issuance costs.

Registration Rights

In connection with the issuance of Series A Preferred Stock, the Company also entered into a registration rights agreement, which provides the holders of Series A Preferred Stock certain registration rights with respect to Class A Common Stock issuable upon the conversion of the Series A Preferred Stock.

As discussed in Note 15, the Company entered into a definitive merger agreement with Software Acquisition Group Inc. on August 10, 2020, which would satisfy the registration rights requirement.

Note 8 — Earnings (loss) per share

Basic and diluted earnings (loss) per share calculations are calculated on the basis of the weighted average number of shares of the Company’s common stock outstanding during the year. Diluted earnings (loss) per share give effect to all dilutive potential common shares outstanding during the period using the treasury stock method for stock options and the if-converted method for redeemable convertible preferred stock. In computing diluted earnings (loss) per share, the average fair value of the Company’s common stock for the period is used to determine the number of shares assumed to be purchased from the exercise price of the options. Purchases of treasury stock reduce the outstanding shares commencing on the date that the stock is purchased. Common stock equivalents are excluded from the calculation when a loss is incurred as their effect would be anti-dilutive.

	Year ended December 31,
	2019	2018
Numerator:
Net loss	(42,517)	(34,972)
Less preferred dividends and accretion of issuance costs	(15,897)	(1,734)
Net loss attributable to common stockholders	(58,414)	(36,706)

Denominator
Weighted average share – basic	20,000,000	20,000,000

Dilutive effect of common stock equivalents
Options	—	—
Preferred A shares	—	—

Denominator
Total Weighted average shares – diluted	20,000,000	20,000,000

Net loss per share attributable to common stockholders basic and diluted	$(2.92)	$(1.84)

For the years ended December 31, 2019 and 2018, the following share equivalents related to Series A Preferred Stock and stock options to purchase shares of common stock were excluded from the computation of diluted net income (loss) per share as the inclusion of such shares would be anti-dilutive.

	Year ended December 31,
	2019	2018
Common shares issuable for:
Options	—	—
Series A Preferred Stock	16,251	14,721
Total	16,251	14,721

CURIOSITYSTREAM INC.
NOTES TO FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 9 — Stock-based compensation

In October 2018, the Board of Directors of the Company adopted and approved the Stock Option Plan. The Stock Option Plan provides for the grant of up to 4,200,000 options to purchase shares of Class A Common Stock to employees, non-employee directors, consultants and independent contractors at option exercise prices and vesting terms as determined by the Board of Directors.

The following table summarizes the Class A Common Stock options option activity for the years ended December 31, 2018 and 2019:

	Shares Available for Grant	Number of Shares	Weighted- Average Exercise Price		Weighted- Average Remaining Contractual Term (in Years)	Aggregate Intrinsic Value(3)
Outstanding at December 31, 2017	—	—	—			—
Granted		1,736,000	$10.00	(2)
Exercised		—	—
Forfeited or expired		—	—
Outstanding at December 31, 2018	2,464,000	1,736,000	$10.00		9.9	—
Granted		2,159,065	$2.59
Exercised		—	—
Forfeited or expired		(262,500)	2.55
Outstanding at December 31, 2019(1)	567,435	3,632,565	$2.57		9.1	$278

Exercisable at December 31, 2019		434,000	2.55		8.9	$43

____________

(1)      Shares outstanding at December 31, 2019 are vested or expected to vest.

(2)      During 2019, these options were modified to have an exercise price of $2.55, which is reflected in the weighted average exercise price as of December 31, 2019. This modification resulted in an increase to the fair value of these awards of $2,275, which is being recognized ratably over the remaining vesting period from the modification date.

(3)      Intrinsic value is based on the difference between the exercise price of in-the-money-stock options and the fair value of the Company’s common stock as of the respective balance sheet date.

The total grant-date fair value of stock options vested during the year ended December 31, 2019 was $313.

Options generally have a four-year vesting period with 25% of the shares vesting on each anniversary date. Certain of the shares granted in 2018 contain an additional vesting provision which requires achievement of certain revenue targets by the Company. When achievement of the performance conditions is deemed probable of occurring, compensation expense related to options that contain performance conditions is recognized by the Company over the requisite service period utilizing an accelerated attribution method for each tranche of options. As of December 31, 2019, all options with performance conditions were expected to vest.

In determining the fair value of the options, the Company generally estimates expected term based on the midpoint between the vesting date and the end of the contractual term given the lack of historical exercise behavior. The Company uses historical volatility of similar public companies for estimating volatility. The Company uses interest rates of U.S. Treasury securities with maturities similar to the expected term for estimating the risk-free interest rate.

CURIOSITYSTREAM INC.
NOTES TO FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 9 — Stock-based compensation (cont.)

Assumptions used to value the options granted and the resulting weighted-average grant date fair value and stock-based compensation expense for the years ended December 31, 2019 and 2018 were as follows:

	2019	2018
Dividend yield	0%	0%
Expected volatility	60%	60%
Expected term (years)	6.25	6.25 – 8.00
Risk-free interest rate	1.71% – 2.54%	2.93% – 3.00%
Weighted-average grant date fair value	$1.04	$0.82
Stock-based compensation expense	$1,008	$35

At December 31, 2019 and 2018, there was $4,527 and $1,389 of total unrecognized compensation cost related to non-vested share-based compensation arrangements granted under the Stock Option Plan, which is expected to be recognized over a weighted average period of 3.3 and 3.9 years, respectively.

When options are exercised, the Company’s policy is to issue previously unissued shares of Class A Common Stock to satisfy share option exercises.

Note 10 — Segment and geographic information

The Company operates as one operating segment. The Company’s chief operating decision maker (“CODM”) is its chief executive officer, who reviews financial information presented on an entry-wide basis for purposes of making operating decisions, assessing financial performance and allocating resources.

All long-lived tangible assets are located in the United States. Revenue by geographic location, based on the location of the customers, with no foreign country individually comprising greater than 10% of total revenue, is as follows.

	Year Ended December 31,
	2019		2018
United States	$14,062	78%	$7,362	79%
International	$3,964	22%	1,983	21%
	$18,026	100%	$9,345	100%

Note 11 — Related party transactions

The Company’s business operations encompass a variety of transactions with entities affiliated through common ownership, including the allocation of certain costs and fees incurred by HPH on behalf of the Company during the year ended December 31, 2018. As a result, the Company’s financial position and results of operations could differ, possibly materially, from the amounts reported in the financial statements if the relationships with affiliates did not exist.

Management fees

Through September 2018, a subsidiary of HPH provided management and administrative support services to the Company under the terms of a month-to-month agreement. These services included executive, operational, legal, finance, and other professional services as well as travel, insurance, and related costs. Subsequent to September 2018, these services were no longer provided to the Company and therefore, the management fee was no longer charged. Management fees for the year ended December 31, 2018 were $2,014.

CURIOSITYSTREAM INC.
NOTES TO FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 11 — Related party transactions (cont.)

Operating lease

The Company sublets a portion of its office space back to a related party (see Note 13). Related party sublease rental income recognized on a straight-line basis totaled $53 and $160 for the years ended December 31, 2019 and 2018, respectively, and is included in general and administrative expenses in the accompanying statements of operations. The related party deferred rent receivable related to the straight-line rent accrual was $46 at December 31, 2019 and 2018 and is included in other assets in the accompanying balance sheets.

Production agreements

In October 2017, the Company entered into a production agreement with Roller Coast Road Productions LLC (“RCR”), a production company owned by the Company’s former Chief Content Officer (employed by the Company through September 2019), to create certain programs (the “RCR Agreement”). Under the terms of the RCR Agreement, the Company was to pay a total of $650, payable upon the attainment of certain milestones. A deposit of $20 was paid prior to January 1, 2018, and the balance of $630 was paid during the year ended December 31, 2018.

In 2019, the Company entered into various agreements with a production company for which the Company’s Chief Executive Officer has a less than 10% ownership interest. Under the terms of a license agreement entered into during March 2019, the Company paid a total of $90 upon acceptance of the content in May 2019. Under the terms of development and production agreements entered into during July and September 2019, respectively, the Company will pay a total of $2,021, payable upon the attainment of certain milestones. A deposit of $25 was paid as of December 31, 2019 and the balance is anticipated to be paid in 2020.

Other

As of December 31, 2019 and 2018, the Company recorded a total of $52 and $163, respectively, of receivables due from affiliates of HFM related to miscellaneous transactions between CuriosityStream and such affiliates. Such amount is included in accounts receivable in the accompanying balance sheets.

Note 12 — Retirement Plan

The Company adopted and participates in a 401(k) plan that covers employees 21 years of age or older with three (3) months or greater of service. The plan permits elective deferrals by the employees from each participant’s compensation up to the maximum allowed by law. The Company matches employee deferrals at 100% on up to 3% of compensation and 50% of employee deferrals between 3 – 5% of compensation. Participants are immediately vested in their elective deferrals and the Company contributions. The Company made matching contributions of $215 and $176 for the years ended December 31, 2019 and 2018, respectively.

Note 13 — Commitments and contingencies

Content commitments

At December 31, 2019, the Company had $10,858 of content obligations comprised of $3,306 included in current content liabilities in the accompanying balance sheets, and $7,552 of obligations that are not reflected in the accompanying balance sheets as they did not yet meet the asset recognition criteria for content assets (see Note 2). Content obligations of $7,905, $1,403 and $1,550 are expected to be paid during 2020, 2021 and 2022, respectively.

CURIOSITYSTREAM INC.
NOTES TO FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 13 — Commitments and contingencies (cont.)

At December 31, 2018, the Company had $8,071 of content obligations comprised of $1,420 included in current content liabilities and $750 included in non-current content liabilities in the accompanying balance sheets, and $5,901 of obligations that are not reflected in the accompanying balance sheets as they did not yet meet the asset recognition criteria for content assets (see Note 2).

Content obligations include amounts related to licensed, commissioned and internally produced streaming content. An obligation for the production of content includes non-cancelable commitments under creative talent and employment agreements. An obligation for the licensed and commissioned content is incurred at the time the Company enters into an agreement to obtain future titles. Once a title becomes available, a content liability is generally recorded. Certain agreements include the obligation to license rights for unknown future titles, the ultimate quantity and/or fees for which are not yet determinable as of the reporting date.

Advertising commitments

The Company has certain commitments with regards to future advertising and marketing expenses as stated in the various licensee agreements. Certain of the agreements do not specify the amount of advertising and marketing commitment; however, the total commitments for agreements which do specify the amount are $1,000 as of December 31, 2018, and $35,399 as of December 31, 2019, of which $16,320, $11,500 and $7,579 is expected to be paid in 2020, 2021 and 2022, respectively.

Operating leases

During 2014, the Company and a related party entered into an assignment and assumption agreement for certain corporate office space in Silver Spring, Maryland with the consent of the third-party landlord. The lease required annual base rent at lease inception of $465 and increased by 3% per lease year. In addition to the base rent, the Company was required to pay for its proportionate share of the property’s operating costs in excess of a specified base amount.

In September 2015, the office lease was amended and extended, effective January 1, 2016. The amended lease contains an abatement period from January 1 through September 30, 2016 and then requires monthly base rent payments of $41 commencing on October 1, 2016, increasing by 2.75% at the beginning of each calendar year. In addition to the base rent, the Company is required to pay for its proportionate share of the property’s operating costs in excess of a specified 2016 base amount. The lease expires April 30, 2027 with an accelerated expiration option on either July 31, 2021 or July 31, 2023, which requires payment of an accelerated payment as defined in the lease agreement. There is also an extension option of one 10-year period or two consecutive 5-year periods at market rental rates or a twelve (12) month extension with rent payments equal to the rent paid during the last year of the lease increased at 2.75%.

Additionally, the lease provided for a tenant improvement allowance of $620 to be used within a twenty-four (24) month period for real property improvements, furniture, fixtures and tenant equipment costs. Of this, the Company incurred $614 of tenant improvement costs which are recognized as a deferred lease incentive liability as the costs are incurred and amortized over the remaining lease term as a reduction of rent expense.

The lease is guaranteed by a member of HPH.

Total rent paid under the terms of the lease was $530 and $516 for the years ended December 31, 2019 and 2018, respectively. Rent expense has been calculated on a straight-line basis over the term of the lease. Accordingly, rent expense included in general and administrative expenses in the accompanying statements of operations totaled $532 for the years ended December 31, 2019 and 2018.

CURIOSITYSTREAM INC.
NOTES TO FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 13 — Commitments and contingencies (cont.)

The CuriosityStream rent and related party sublease rental income future minimum lease payments for the above operating lease is as follows:

Year Ending December 31,	CuriosityStream rent	Sublease rental income	Net rent
2020	544	(54)	490
2021	560	(56)	504
2022	575	(58)	517
2023	591	(59)	532
2024	607	(61)	546
Thereafter	1,484	(148)	1,336
	$4,361	$(436)	$3,925

Note 14 — Income taxes

Beginning October 1, 2018 (upon the conversion from an LLC to a Delaware C corporation), the Company began to use the asset and liability method of accounting for income taxes which effectively created an initial tax provision from October 1 to December 31, 2018 as well as a full year provision for the year ended December 31, 2019.

The components of the provision for income taxes are as follows:

	For the Year Ended December 31, 2019	For the Period from October 1 through December 31, 2018
Provision for income taxes:
Current:
Federal	—	—
State and local	12	—
Foreign	130	43
Total current provision	142	43

Deferred:
Federal	—	—
State and local	—	—
Foreign	—	—

Total deferred provision	—	—
Total tax provision	$142	$43

CURIOSITYSTREAM INC.
NOTES TO FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 14 — Income taxes (cont.)

The following table reconciles the Company’s effective income tax rate to the U.S. federal statutory income tax rate.

	Year Ended December 31,
	2019		2018
US federal statutory income tax provision	$(8,897)	21.0%	$(2,739)	21.0%
State and local income taxes, net of federal tax benefit	(2,589)	6.1%	(552)	4.2%
Change in state tax rate	(616)	1.5%	—	0.0%
Change in valuation allowance	11,904	(28.1)%	8,165	(62.6)%
Change from LLC to C-corporation	—	0.0%	(4,868)	37.3%
Foreign withholding tax	130	(0.3)%	43	(0.3)%
Other, net	210	(0.5)%	(6)	0.1%
Income tax expense	$142	(0.3)%	$43	(0.3)%

The Company has recorded a $142 and $43 current provision primarily related to foreign withholding income taxes for the year ended December 31, 2019 and the period from October 1 to December 31, 2018, respectively. For the year ended December 31, 2019, the Company’s provision for income taxes differs from the federal statutory rate primarily due to the Company being in a full valuation allowance position and not recognizing a benefit for either federal or state income tax purposes. For the period from October 1 to December 31, 2018, the Company’s provision for income taxes differs from the federal statutory rate primarily due to the Company establishing a full valuation allowance, including offsetting the impact of the benefit for the change in the entity status from an LLC to C-corporation.

Deferred income taxes reflect the net tax effect of temporary differences between the amounts recorded for financial reporting purposes and the bases recognized for tax purposes.

The major components of deferred tax assets and liabilities are as follows:

	December 31,
	2019	2018
Deferred tax assets
Net operating loss carryforwards	$15,905	$2,683
Accrued expenses and reserves	—	148
Intangibles and content assets	3,573	5,032
Deferred rent	231	229
Other	361	73
Total deferred tax asset	20,070	8,165
Valuation allowance	(20,019)	(8,165)

Net deferred taxes	51	—
Unrealized gain	(51)	—
Net deferred tax assets (liability)	$—	$—

As of December 31, 2019 and 2018, the Company maintained a full valuation allowance on its net deferred tax assets. The deferred tax assets predominantly relate to intangibles and content assets and operating losses. As a result of the Company’s conversion from an LLC to a C corporation in 2018, the Company recognized a partial step-up in the tax basis of intangibles and content assets that will be recovered as those assets are sold or the basis is amortized. On the date of the conversion, the Company recorded an estimated net deferred tax asset relating to this partial step-up in tax basis. The valuation allowance was determined in accordance with applicable accounting guidance, which requires an assessment of both positive and negative evidence when determining whether it is more likely than not that deferred

CURIOSITYSTREAM INC.
NOTES TO FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 14 — Income taxes (cont.)

tax assets are recoverable. Such assessment is required on a jurisdiction-by-jurisdiction basis. The Company’s history of cumulative losses, along with expected future U.S. losses, required that a full valuation allowance be recorded against all net deferred tax assets. The Company intends to maintain a full valuation allowance on net deferred tax assets until sufficient positive evidence exists to support a reversal of the valuation allowance.

As of December 31, 2019 and 2018, the Company had federal net operating loss carryforwards of approximately $59,566 and $12,371, respectively, which do not expire. As of December 31, 2019 and 2018, the Company had gross state net operating loss carryforwards of approximately $56,101 and $8,646, respectively, which begin to expire in 2024. All of the federal and state net operating losses may be subject to change of ownership limitations provided by the Internal Revenue Code and similar state provisions. An annual loss limitation may result in the expiration or reduced utilization of the net operating losses.

No liability related to uncertain tax positions has been recorded in the financial statements. The Company recognizes the tax benefit of an uncertain tax position only if it is more likely than not that the position is sustainable upon examination by the taxing authority, based on the technical merits. The tax benefit recognized is measured as the largest amount of benefit which is more likely than not (greater than 50% likely) to be realized upon settlement with the taxing authority. The Company recognizes interest accrued and penalties related to unrecognized tax benefits in its tax provision.

The Company has not been audited by the Internal Revenue Service or any state income or franchise tax agency. As of December 31, 2019 and 2018, the full-year tax return and the short period tax return ended December 31, 2019 and 2018, respectively, are open to examination. In addition, all of the net operating loss credit carry-forwards that may be used in future years are still subject to inquiry given that the statute of limitation for these items would begin in the year of the utilization.

Note 15 — Subsequent events

On February 12, 2020, the Company obtained a one-year $4,500 line of credit facility from a bank. The line of credit calls for interest-only monthly payments at a rate equal to the LIBOR Daily Floating Rate plus 2.25%. The loan carries an unused fee of 0.25% annually on all committed but unused capital, payable quarterly in arrears. The entire unpaid principal balance is due when the loan matures on February 28, 2021. The line of credit facility is collateralized by cash of $4,500.

On March 27, 2020, the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”) was signed into law in response to the COVID-19 pandemic. The CARES Act provides numerous tax provisions and stimulus measures, including temporary changes regarding the prior and future utilization of net operating losses, temporary changes to the prior and future limitations on interest deductions, and technical corrections from prior tax legislation for tax depreciation of certain qualified improvement property. The Company is evaluating the provisions of the CARES Act relating to income taxes. However, due to the Company’s U.S. valuation allowance, the Company does not expect the provisions of the CARES Act to have a material impact on the Company’s financial statements.

During May 2020, the Company applied for and received funding from the Paycheck Protection Program in the amount of $1,158 under the CARES Act (the “PPP Loan”). The PPP Loan matures in May 2022 and bears interest at a rate of 1.0% per annum. Monthly amortized principal and interest payments are deferred for six (6) months after the date of disbursement. The Paycheck Protection Program provides that the use of PPP Loan amount shall be limited to certain qualifying expenses and may be partially or wholly forgiven in accordance with the requirements set forth in the CARES Act. The amount of loan proceeds eligible for forgiveness takes into account a number of factors, including the amount of loan proceeds used by the Company during the specified period after the loan origination for certain purposes including payroll costs, rent payments on certain leases, and certain qualified utility payments. The Company intends to use the entire PPP Loan amount for qualifying expenses.

CURIOSITYSTREAM INC.
NOTES TO FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 15 — Subsequent events (cont.)

To date in 2020, the Company granted 896,300 options to employees, non-employee directors, and consultants as authorized under the Stock Option Plan.

On August 10, 2020, the Company entered into an agreement and plan of merger (the “Merger Agreement”) with Software Acquisition Group Inc. (“Software Acquisition Group”), a publicly-traded company (traded on the NASDAQ exchange under the ticker symbol “SAQNU”). The transaction will be accounted for as a reverse recapitalization, with no goodwill or other intangible assets recorded, in accordance with U.S. GAAP. Under this method of accounting, Software Acquisition Group will be treated as the “acquired” company for financial reporting purposes.

On August 10, 2020 the Company amended the Certificate of Designations to allow for the Merger Agreement with Software Acquisition Group to qualify as a Fundamental Change.

Subsequent to December 31, 2019, the emergence of the COVID-19 pandemic has impacted global economic activity. As of the date of this report, the extent and duration of the crisis and its impact on the operations, assets and liabilities of the Company remain uncertain.

The Company has evaluated events and transactions for potential recognition or disclosure through August 12, 2020, the date the financial statements were available to be issued.

CURIOSITYSTREAM INC.
BALANCE SHEETS
(in thousands except par value)

	June 30, 2020	December 31, 2019
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$6,924	$8,819
Restricted cash	5,000	—
Short-term investments	12,137	35,525
Accounts receivable	6,485	1,777
Other current assets	2,052	2,460
Total current assets	32,598	48,581

Investments	7,012	15,654
Property and equipment, net	1,361	1,451
Content assets, net	22,215	16,627
Other assets	172	151
Total Assets	$63,358	$82,464

Liabilities, redeemable convertible preferred stock, and stockholders’ equity (deficit)
Current liabilities:
Current content liabilities	$1,250	$3,306
Accounts payable	2,137	5,245
Accrued expenses and other liabilities	1,714	2,266
Deferred revenue	9,056	7,101
Total current liabilities	14,157	17,918
Non-current deferred rent liability	781	824
Total liabilities	14,938	18,742

Commitments and contingencies

Redeemable convertible preferred stock, $0.01 par value, 30,000 shares authorized at June 30, 2020 and December 31, 2019; aggregate liquidation preference of $170,742 and $162,514 as of June 30, 2020 and December 31, 2019, respectively; 14,557 shares issued and outstanding at June 30, 2020 and December 31, 2019	163,765	155,174

Stockholders’ equity (deficit)
Class A Common stock, $0.01 par value – 50,000 shares authorized at June 30, 2020 and December 31, 2019; zero shares issued outstanding at June 30, 2020 and December 31, 2019	—	—
Class B Common stock, $0.01 par value – 25,000 shares authorized at June 30, 2020 and December 31, 2019; 20,000 shares issued outstanding at June 30, 2020 and December 31, 2019	200	200
Additional paid-in capital	—	—
Accumulated other comprehensive income / (loss)	97	189
Accumulated deficit	(115,642)	(91,841)
Total stockholders’ equity (deficit)	(115,345)	(91,452)
Total liabilities, redeemable convertible preferred stock and stockholders’ equity (deficit)	$63,358	$82,464

The accompanying notes are an integral part of these financial statements.

CURIOSITYSTREAM INC.
STATEMENTS OF OPERATIONS
(unaudited)
(in thousands except for per share data)

	For the six months ended June 30,
	2020	2019
Revenues	19,516	6,545
Operating expenses
Cost of revenues	7,337	2,438
Advertising and marketing	20,873	16,714
General and administrative expenses	7,905	6,849
	36,115	26,001
Operating loss	(16,599)	(19,456)

Other income (expense)
Interest and other income (expense)	418	1,244
Loss before income taxes	(16,181)	(18,212)
Provision for income taxes	77	73
Net loss	$(16,258)	$(18,285)

Less preferred dividends and accretion of issuance costs (Note 6)	(8,591)	(7,666)
Net loss attributable to common stockholders	$(24,849)	$(25,951)

Net loss per share attributable to common stockholders
Basic and diluted	$(1.24)	$(1.30)

Weighted average number of common shares outstanding
Basic and diluted	20,000	20,000

The accompanying notes are an integral part of these financial statements.

CURIOSITYSTREAM INC.
STATEMENTS OF COMPREHENSIVE LOSS
(unaudited)
(in thousands)

	For the six months ended June 30,
	2020	2019
Net loss	$(16,258)	$(18,285)
Other comprehensive income (loss):
Unrealized gain (loss) on available for sale securities	(92)	149
Total comprehensive loss	$(16,350)	$(18,136)

The accompanying notes are an integral part of these financial statements.

CURIOSITYSTREAM INC.
STATEMENTS OF REDEEMABLE CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY (DEFICIT)
(unaudited)
(in thousands)

	Redeemable Convertible Preferred Stock		Class A Common Stock		Class B Common Stock		Additional Paid-in Capital	Accumulated Other Comprehensive Income (loss)	Accumulated Deficit	Total Stockholders’ Equity (Deficit)
	Shares	Amount	Shares	Amount	Shares	Amount
Balance at December 31, 2018	14,557	$139,277	—	$—	20,000	$200	$—	$5	$(34,435)	$(34,230)
Net loss	—	—	—	—	—	—	—	—	(18,285)	(18,285)
Stock-based compensation	—	—	—	—	—	—	362	—	—	362
Redeemable convertible preferred stock adjustment to redemption value	—	7,666	—	—	—	—	(362)	—	(7,304)	(7,666)
Other comprehensive income	—	—	—	—	—	—	—	149	—	149
Balance at June 30, 2019	14,557	$146,943	—	$—	20,000	$200	—	$154	$(60,024)	$(59,670)

Balance at December 31, 2019	14,557	$155,174	—	$—	20,000	$200	$—	$189	$(91,841)	$(91,452)
Net loss	—	—	—	—	—	—	—	—	(16,258)	(16,258)
Stock-based compensation	—	—	—	—	—	—	1,048	—	—	1,048
Redeemable convertible preferred stock adjustment to redemption value	—	8,591	—	—	—	—	(1,048)	—	(7,543)	(8,591)
Other comprehensive income (loss)	—	—	—	—	—	—	—	(92)	—	(92)
Balance at June 30, 2020	14,557	$163,765	—	$—	20,000	$200	$—	$97	$(115,642)	$(115,345)

The accompanying notes are an integral part of these financial statements.

CURIOSITYSTREAM INC.
STATEMENTS OF CASH FLOWS
(unaudited)
(in thousands)

	For the six months ended June 30,
	2020	2019
Cash flows from operating activities
Net loss	$(16,258)	$(18,285)
Adjustments to reconcile net loss to net cash used in operating activities
Additions to content assets	(10,285)	(10,218)
Change in content liabilities	(2,056)	1,004
Amortization of content assets	4,697	1,260
Amortization, depreciation and accretion	269	(89)
Stock-based compensation	1,048	362
Changes in operating assets and liabilities
Accounts receivable	(4,708)	(287)
Other assets	384	1,020
Accounts payable	(2,967)	491
Accrued expenses and other liabilities	(595)	55
Deferred revenue	1,955	922
Net cash used in operating activities	(28,516)	(23,765)

Cash flows from investing activities
Purchases of property and equipment	(220)	(393)
Sales of investments	35,568	17,174
Maturities of investments	8,500	7,947
Purchase of investments	(12,227)	(37,816)
Net cash used in (provided by) investing activities	31,621	(13,088)
Cash flows from financing activities
Borrowings on line of credit	1,000	—
Repayment on line of credit	(1,000)	—
Net cash provided by financing activities	—	—

Net increase (decrease) in cash, cash equivalents and restricted cash	3,105	(36,853)
Cash, cash equivalents and restricted cash, beginning of period	8,819	62,516
Cash, cash equivalents and restricted cash, end of period	$11,924	$25,663

Supplemental schedule of non-cash financing activities:
Preferred dividends and accretion of issuance costs	$8,591	$7,666

The accompanying notes are an integral part of these financial statements.

CURIOSITYSTREAM INC.
NOTES TO UNAUDITED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 1 — Organization and business

The principal business of CuriosityStream Inc. (“CuriosityStream” or the “Company”) is to provide customers with access to high quality factual content via a direct subscription video on-demand (SVoD) platform accessible by internet connected devices, or indirectly via distribution partners who deliver CuriosityStream content via the distributor’s platform or system. The online library available for streaming spans the entire category of factual entertainment including science, history, society, nature, lifestyle, and technology. The library is composed of more than three thousand accessible on-demand and ad-free productions and includes shows and series from leading non-fiction producers.

The Company’s content assets are available directly through its owned and operated website (“O&O Service”), mobile applications developed for iOS and Android operating systems (“App Services”), and via the platforms and systems of third-party partners in exchange for license fees. The Company offers subscribers a monthly or annual subscription. The price for a subscription varies depending on the streaming resolution (e.g., HD or 4K) and the length of the subscription (e.g., monthly or annual) selected by the customer. As an additional part of the Company’s App Services, it has built applications to make its service accessible on almost every major customer device, including streaming media players like Roku, Apple TV and Amazon Fire TV, all major smart TV brands (e.g., LG, Vizio, Samsung, Sony) and gaming consoles. In addition, CuriosityStream has affiliate agreement relationships with, and its content assets are available through, major multichannel video programming distributors (“MVPDs”) and virtual MVPDs (“vMVPDs”).

Note 2 — Basis of presentation and summary of significant accounting policies

Basis of presentation

The accompanying unaudited financial statements are prepared in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistent in all material respects with those applied in the Company’s financial statements as of and for the year ended December 31, 2019.

In the opinion of management, the unaudited financial statements include all adjustments of a normal recurring nature necessary for the fair presentation of the Company’s financial position, results of operations, and cash flows. The unaudited financial statements should be read in conjunction with the audited financial statements and related notes for the year ended December 31, 2019 included elsewhere in this proxy statement. The results of operations for the six months ended June 30, 2020 are not necessarily indicative of the results to be expected for the year ending December 31, 2020.

There have been no material changes in the Company’s significant accounting policies as compared to the significant accounting policies described in the Company’s financial statements as of and for the year ended December 31, 2019, included elsewhere in this proxy statement.

Use of estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates. Significant areas in which management uses estimates include content asset amortization, the assessment of the recoverability of the content assets, and the fair value of common stock and share-based awards.

Concentration of risk

Financial instruments that potentially subject the Company to concentration of credit risk consist principally of cash, cash equivalents, investments, and accounts receivable. The Company maintains its cash, cash equivalents, and investments with high credit quality financial institutions; at times, such balances with the financial institutions may exceed the applicable FDIC-insured limits.

CURIOSITYSTREAM INC.
NOTES TO UNAUDITED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 2 — Basis of presentation and summary of significant accounting policies (cont.)

Accounts receivable are typically unsecured and are derived from revenues earned from customers primarily located in the United States.

Cash and cash equivalents and restricted cash

The Company considers all highly liquid short-term investments purchased with an original maturity of three (3) months or less to be cash equivalents.

At June 30, 2020, restricted cash represents cash deposits required by a bank as collateral related to the Company’s line of credit (see Note 4) and corporate credit card agreements.

Fair value measurement of financial instruments

Fair value is defined as the exit price, or the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants as of the measurement date. The applicable accounting guidance establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are inputs market participants would use in valuing the asset or liability and are developed based on market data obtained from sources independent of us. Unobservable inputs are inputs that reflect our assumptions about the factors market participants would use in valuing the asset or liability. The guidance establishes three levels of inputs that may be used to measure fair value:

•        Level 1 — Quoted prices in active markets for identical assets or liabilities.

•        Level 2 — Inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

•        Level 3 — Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

Assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurements. The Company reviews the fair value hierarchy classification at each reporting period. Changes in the observability of valuation inputs may result in a reclassification of levels for certain securities within the fair value hierarchy.

The Company’s assets measured at fair value on a recurring basis include its investments in corporate debt securities and government debt securities. Level 1 inputs were derived by using unadjusted quoted prices for identical assets in active markets and were used to value the Company’s investments in government debt securities. Level 2 inputs were derived using prices for similar investments and were used to value the Company’s investments in corporate debt securities.

The Company’s remaining financial instruments, including cash and cash equivalents, accounts receivable, accounts payable and accrued expenses, and borrowings on the line of credit are carried at cost, which approximates fair value because of the short-term maturity of these instruments.

CURIOSITYSTREAM INC.
NOTES TO UNAUDITED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 2 — Basis of presentation and summary of significant accounting policies (cont.)

Investments

The Company holds investments in corporate debt securities and government debt securities which the Company classifies as available-for-sale. The investments are therefore carried at fair value based on unadjusted quoted market prices (Level 1) and quoted prices for comparable assets (Level 2), as noted below:

	As of June 30, 2020				As of December 31, 2019
	Cash and Cash Equivalents	Short-term Investments	Investments (non- current)	Total	Cash Equivalents	Short-term Investments	Investments (non- current)	Total
Level 1 Securities
Money market funds	$2,992	$—	$—	$2,992	$2,973	$—	$—	$2,973
Government debt securities	—	4,069	2,051	6,120	—	25,996	—	25,996
Total Level 1 Securities	2,992	4,069	2,051	9,112	2,973	25,996	—	28,969

Level 2 Securities
Corporate debt securities	—	8,068	4,961	13,029	—	9,529	15,654	25,183
Total Level 2 Securities	—	8,068	4,961	13,029	—	9,529	15,654	25,183
Total	$2,992	$12,137	$7,012	$22,141	$2,973	$35,525	$15,654	$54,152

Unrealized gains and losses are recorded in accumulated other comprehensive income or loss, a component of stockholders’ equity (deficit). Gains or losses realized during the six months ended June 30, 2020 and 2019 were not significant.

Realized gains and losses are reclassified from accumulated other comprehensive income or loss into earnings as a component of net income or loss. The Company evaluates unrealized losses on investments, if any, to determine if other-than-temporary impairment is required to be recognized. No such other-than-temporary impairments were recognized during the six months ended June 30, 2020 and 2019. Investments in debt securities that will mature within one year of the balance sheet dates are reflected as Short-term investments in the accompanying balance sheets.

The following tables summarize the Company’s corporate and government debt securities:

	June 30, 2020
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Debt securities:
Corporate	$12,932	$97	$—	$13,029
U.S. Government	6,120	—	—	6,120
Total	$19,052	$97	$—	$19,149
	December 31, 2019
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Debt securities:
Corporate	$24,994	$189	$—	$25,183
U.S. Government	25,996	—	—	25,996
Total	$50,990	$189	$—	$51,179

CURIOSITYSTREAM INC.
NOTES TO UNAUDITED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 2 — Basis of presentation and summary of significant accounting policies (cont.)

The fair value of the Company’s investments in corporate and government debt securities at June 30, 2020 by contractual maturity is as follows:

Estimated Fair Value
Due in one year or less	$12,137
Due after one year through five years	7,012
Due after ten years	—
Total	$19,149

Content assets, net

The Company acquires, licenses and produces content, including original programming, in order to offer members unlimited viewing of factual entertainment content. The content licenses are for a fixed fee and specific windows of availability. Payments for content, including additions to content assets and the changes in related liabilities, are classified within “Net cash used in operating activities” on the statements of cash flows.

For licenses, the Company capitalizes the fee per title and records a corresponding liability at the gross amount of the liability when the license period begins, the cost of the title is known, and the title is accepted and available for streaming. For productions, the Company capitalizes costs associated with the production, including development costs, direct costs and production overhead.

Based on factors including historical and estimated viewing patterns, the Company generally amortizes the content assets (licensed and produced) in “Cost of revenues” on the statements of operations on a straight-line basis over the shorter of each title’s contractual window of availability or estimated period of use, beginning with the month of first availability. The Company reviews factors impacting the amortization of content assets on an ongoing basis and will record amortization on an accelerated basis when there is more upfront use of a title, for instance due to significant program sales (see below).

The Company’s business model is generally subscription based as opposed to a model generating revenues at a specific title level. Content assets (licensed and produced) are predominantly monetized as a group and therefore are reviewed in aggregate at a group level when an event or change in circumstances indicates a change in the expected usefulness of the content or that the fair value may be less than unamortized cost. If such changes are identified, the aggregated content assets will be stated at the lower of unamortized cost or fair value. In addition, unamortized costs for assets that have been, or are expected to be, abandoned are written off.

Revenue recognition

The following table sets forth the Company’s revenues disaggregated by type for the six months ended June 30, 2020 and 2019, as well as the relative percent of each revenue type to total revenue.

	Six months ended
	June 30, 2020		June 30, 2019
Subscriptions – O&O Service	$5,812	30%	$3,165	48%
Subscriptions – App Services	1,706	9%	1,223	19%
Subscriptions – Total	7,518	39%	4,388	67%

License Fees – Affiliates	8,226	42%	1,876	29%
License Fees – Program Sales	3,768	19%	267	4%
License Fees – Total	11,994	61%	2,143	33%
Other – Total	4	—	14	—
Total Revenues	$19,516		$6,545

CURIOSITYSTREAM INC.
NOTES TO UNAUDITED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 2 — Basis of presentation and summary of significant accounting policies (cont.)

Subscriptions — O&O Service

The Company generates revenue from monthly subscription fees from its O&O Service. CuriosityStream subscribers enter into non-refundable, month-to-month or annual subscriptions with the Company. The Company bills the monthly subscriber on each subscriber’s monthly anniversary date and recognizes the revenue ratably over each monthly membership period. The annual subscription fees are collected by the Company at the start of the annual subscription period and are recognized ratably over the subsequent twelve (12) month period. Revenues are presented net of the taxes that are collected from subscribers and remitted to governmental authorities.

The Company also offers gift certificates for use on a future date. The Company recognizes revenue from gift certificates when the services have been provided. The gift certificates do not expire.

Subscription — App Services

The Company also earns subscription revenues through its App Services. These subscriptions are similar to the O&O Service subscriptions, but are generated based on agreements with certain streaming media players as well as with Smart TV brands and gaming consoles (see Note 1). Under these agreements, the streaming media player typically bills the subscriber directly and then remits the collected subscriptions to the Company, net of a distribution fee. The Company recognizes the gross subscription revenues when earned and simultaneously recognizes the corresponding distribution fees as an expense. The Company is the principal in these relationships as the Company retains control over service delivery to its subscribers.

Licensing — Affiliates

The Company generates license fee revenues from MVPDs such as Altice, Comcast and Cox as well as from vMVPDs such as Amazon and Sling TV (MVPDs and vMVPDs are also referred to as affiliates). Under the terms of the agreements with these affiliates, the Company receives license fees based upon contracted programming rates and subscriber levels reported by the affiliates. In exchange, the Company licenses its content to the affiliates for distribution to their subscribers. The Company earns revenue under these agreements either based on the total number of subscribers multiplied by rates specified in the agreements or based on fixed fee arrangements. These revenues are recognized over the term of each agreement when earned.

Licensing — Program Sales

The Company has distribution agreements which grant a licensee limited distribution rights to the Company’s programs for varying terms, generally in exchange for a fixed license fee. Revenue is recognized once the content is made available for the license to use.

The Company’s performance obligations include (1) access to its SVoD platform via the Company’s O&O Service and App Services, (2) access to the Company’s content assets, and (3) licenses of specific program titles. In contracts containing the right to access the Company SVoD platform, the performance obligation is satisfied as access to the SVoD platform is provided post any free trial period. In contracts which contain access to the Company’s content assets, the performance obligation is satisfied as access to the content is provided. For contracts with licenses of specific program titles, the performance obligation is satisfied as that content is made available for the customer to use.

Payments terms for access to the Company’s SVoD services require payment in advance on or prior to the date access to the service is provided. Payments for contracts providing access to the Company’s content assets are paid either in advance, over the license term, or on a sales and usage basis. Payments for licenses of specific program titles are paid either upfront or over the license term on a fixed fee basis, or on a sales and usage basis. To date, there has been no financing component associated with the Company’s revenue arrangements and such arrangements do not contain rights of return provisions.

CURIOSITYSTREAM INC.
NOTES TO UNAUDITED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 2 — Basis of presentation and summary of significant accounting policies (cont.)

Revenues expected to be recognized in the future related to performance obligations that are unsatisfied at June 30, 2020 are as follows:

	Rest of year ending December 31, 2020	For the twelve months ending December 31,
		2021	2022	2023	2024	Total
Remaining Performance Obligations	$6,931	$16,566	$7,925	$1,281	$95	$32,798

These amounts include only fixed consideration or minimum guarantees and do not include amounts related to (i) contracts with an original expected term of one year or less or (ii) licenses of content that are solely based on sales or usage-based royalties.

Contract liabilities (i.e. deferred revenue) consists of subscriber and affiliate license fees billed that have not been recognized, and unredeemed gift certificates and other prepaid subscriptions that have not been redeemed. Total deferred revenues were $9,056 and $7,101 at June 30, 2020 and December 31, 2019, respectively. The increase in deferred revenues is due to the growth in annual license fees to affiliates and annual subscriptions from O&O and App Services, both which require upfront annual payments.

Revenues of $5,377 were recognized during the six months ended June 30, 2020 related to the balance of deferred revenue at December 31, 2019.

Recently issued financial accounting standards

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842), which requires lessees to recognize lease assets and lease liabilities on the balance sheet for those leases classified as operating leases under current U.S. GAAP. ASU 2016-02 requires that a lessee should recognize a liability to make lease payments (the lease liability) and a right-of-use asset representing its right to use the underlying asset for the lease term on the balance sheet. The new guidance also requires qualitative and quantitative disclosures related to the nature, timing and uncertainty of cash flows arising from leases. The guidance is effective for the Company’s fiscal year beginning January 1, 2022 with early adoption permitted, and is required to be implemented using a modified retrospective approach. The Company is currently assessing the impact of the new standard on its financial statements, but anticipates a material increase in assets and liabilities due to the recognition of the required right-of-use asset and corresponding lease liability for all lease obligations that are currently classified as operating leases, such as real estate leases for corporate headquarters, as well as additional disclosure on all its lease obligations. The income statement recognition of lease expense is not expected to significantly change from the current methodology.

In June 2016, the FASB issued ASU 2016-13, Financial Instruments — Credit Losses (Topic 326), which requires that an entity measure and recognize expected credit losses for financial assets held at amortized cost and replaces the incurred loss impairment methodology in current U.S. GAAP with a methodology that requires consideration of a broader range of information to estimate credit losses. The guidance also modifies the impairment model for available-for-sale debt securities. ASU 2016-13 is effective for the Company’s fiscal year beginning January 1, 2023. The Company is continuing to assess the potential impacts of ASU 2016-13 on its financial statements.

CURIOSITYSTREAM INC.
NOTES TO UNAUDITED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 3 — Content assets

Content assets consisted of the following:

	As of
	June 30, 2020	December 31, 2019
Licensed content, net
Released, less amortization	10,393	7,880
Prepaid and unreleased	2,646	2,685
	13,039	10,565
Produced content, net
Released, less amortization	6,500	3,970
In production	2,487	1,889
In development and pre-production	189	203
	9,176	6,062
Total	$22,215	$16,627

As of June 30, 2020, $5,218, $2,859, and $1,314 of the $10,393 unamortized cost of the licensed content that has been released is expected to be amortized in each of the next three years. As of June 30, 2020, $1,492 of the $6,500 unamortized cost of the produced content that has been released is expected to be amortized in each of the next three years.

In accordance with its accounting policy for content assets, the Company amortized $3,352 and $1,116 of licensed content costs and $1,322 and $144 of produced content costs during the six months ended June 30, 2020 and 2019, respectively.

Note 4 — Line of credit

On February 12, 2020, the Company obtained a one-year $4,500 line of credit facility from a bank. The line of credit calls for interest-only monthly payments at a rate equal to the LIBOR Daily Floating Rate plus 2.25%. The loan carries an unused fee of 0.25% annually on all committed but unused capital, payable quarterly in arrears. The entire unpaid principal balance is due when the loan matures on February 28, 2021. The line of credit facility is collateralized by cash of $4,500. At June 30, 2020 there were no amounts drawn under the facility.

Note 5 — Redeemable convertible preferred stock and stockholders’ equity

Series A Preferred Stock

During November and December 2018, in connection with a private placement equity offering, the Company issued 14,557,000 shares of Series A Redeemable Convertible Preferred Stock (“Series A Preferred Stock”) in exchange for gross proceeds of $145,570. The Company incurred equity issuance costs of $8,027 in connection with this offering, which were reflected as a reduction to the initial carrying value of the Series A Preferred Stock balance.

The holders of the Series A Preferred Stock have the right, exercisable at any time, to convert all or any of such shares into a number of shares of Class A Common Stock equal to the Accrued Value divided by the then-current Conversion Price. The Accrued Value is equal to the original liquidation preference of $10.00 per share of Series A Preferred Stock plus an additional amount equal to the dollar amount of any accrued but unpaid dividends (see below). The Conversion Price is initially $10.00 per share, but shall be subject to certain anti-dilution adjustments. Holders of Series A Preferred Stock are entitled to vote on an as-converted basis on all matters on which holders of Class A and Class B Common Stock vote.

CURIOSITYSTREAM INC.
NOTES TO UNAUDITED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 5 — Redeemable convertible preferred stock and stockholders’ equity (cont.)

Holders of Series A Preferred Stock are entitled to dividends equal to 10% of the Accrued Value per annum. Such dividends are cumulative and accrue daily in arrears. Cash dividends are payable when, as and if declared by the Board of Directors. If the Board of Directors does not declare a cash dividend in respect of all or a portion of the dividend when due, the Accrued Value of the Series A Preferred Stock will be increased by a corresponding amount. No such dividends have been declared as of June 30, 2020. As of June 30, 2020 and December 31, 2019, cumulative dividends on the Series A Preferred Stock totaled $25,172 ($1.73 per share) and $16,945 ($1.16 per share), respectively.

In the event of liquidation, dissolution, or winding up of the affairs of the Company, the holders of Series A Preferred Stock will be entitled to receive, before any distribution to the holders of Class A Common Stock and Class B Common Stock, an amount equal to the Accrued Value of such shares plus any other accrued but unpaid dividends (“Series A Preferred Stock Liquidation Value”). If the assets of the Company are insufficient to permit the payment in full of the Series A Preferred Stock Liquidation Value to the holders of the Series A Preferred Stock, then the assets will be distributed ratably among the holders of the Series A Preferred Stock.

Upon a Qualifying Public Offering, the Company will have the option to effect the conversion of all Series A Preferred Stock then outstanding into a number of shares of Class A Common Stock equal to the Accrued Value (plus any other accrued but unpaid dividends), divided by the lesser of (1) the Qualifying Public Offering Price or (2) the then-current Conversion Price. A Qualifying Public Offering is defined in the Certificate of Designations for the Series A Preferred Stock as a firm-commitment underwritten registered offering of common stock listed on a national securities exchange with gross proceeds which exceed $75,000.

Immediately prior to the effective date of a Fundamental Change, the Series A Preferred Stock will automatically convert into a number of shares of the Company’s Class A Common Stock equal to the Accrued Value (plus any other accrued but unpaid dividends), divided by the lesser of (1) the applicable acquisition or sale price or (2) the then-current Conversion Price on the date of closing such transaction. A Fundamental Change is defined in the Certificate of Designations for the Series A Preferred Stock as any consolidation or merger of the Company or similar transaction or any sale, lease or other transfer of all or substantially all the assets of the Company, pursuant to which its common stock will be converted into, or receive a distribution of the proceeds in, cash, securities or other property, other than pursuant to a transaction in which the shareholders of the Company prior to the transaction continue to own a majority of the total voting power of the surviving company following such transaction. On August 6, 2020 the Company amended the Certificate of Designations to allow for the definitive merger agreement with Software Acquisition Group Inc. (“Software Acquisition Group” — see Note 11) to qualify as a Fundamental Change.

Additionally, the Series A Preferred Stock is redeemable in whole or in part at the holder’s option (i) any time on or after November 15, 2025, (ii) if the Company declares a dividend or distribution on any junior security or a repurchase or redemption of any junior security in violation of the terms of the Certificate of Designations for the Series A Preferred Stock, or (iii) the Company enters into a definitive agreement that would result in a Fundamental Change and holders of the Series A Preferred Stock would receive an illiquid security as consideration in connection with such transaction, in each case for a cash payment equal to the Accrued Value (plus any other accrued but unpaid dividends).

The Company classifies preferred shares that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control, as temporary equity. Given the redemption rights contained within the Series A Preferred Stock, the Company accounts for the outstanding preferred stock as temporary equity in the balance sheets. Series A Preferred Stock which is classified as temporary equity is initially recorded at its fair value, net of transaction costs, at issuance date. At each reporting period, the amount is adjusted by accreting changes in the redemption value over the period from the date of issuance to the earliest redemption date. The recorded redemption value ($163,765 and $155,174 at June 30, 2020 and December 31, 2019, respectively) includes accrued but unpaid dividends and accretion of issuance costs.

CURIOSITYSTREAM INC.
NOTES TO UNAUDITED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 5 — Redeemable convertible preferred stock and stockholders’ equity (cont.)

Registration Rights

In connection with the issuance of Series A Preferred Stock, the Company also entered into a registration rights agreement, which provides the holders of Series A Preferred Stock certain registration rights with respect to Class A Common Stock issuable upon the conversion of the Series A Preferred Stock.

As discussed in Note 11, the Company entered into a definitive merger agreement with Software Acquisition Group on August 10, 2020, which would satisfy the registration rights requirement.

Note 6 — Earnings (loss) per share

Basic and diluted earnings (loss) per share calculations are calculated on the basis of the weighted average number of shares of the Company’s common stock outstanding during the year. Diluted earnings (loss) per share give effect to all dilutive potential common shares outstanding during the period using the treasury stock method for stock options and the if-converted method for redeemable convertible preferred stock using. In computing diluted earnings (loss) per share, the average fair value of the Company’s common stock for the period is used to determine the number of shares assumed to be purchased from the exercise price of the options. Common stock equivalents are excluded from the calculation when a loss is incurred as their effect would be anti-dilutive.

	For the six months ended June 30,
	2020	2019
Numerator:
Net loss	(16,258)	(18,285)
Less preferred dividends and accretion of issuance costs	(8,591)	(7,666)
Net loss attributable to common stockholders	(24,849)	(25,951)

Denominator
Weighted average share – basic	20,000,000	20,000,000

Dilutive effect of common stock equivalents
Options	—	—
Series A Preferred Shares	—	—

Denominator
Weighted average share – diluted	20,000,000	20,000,000

Net loss per share attributable to common stockholders basic and diluted	$(1.24)	(1.30)

For the six months ended June 30, 2020 and 2019, the following share equivalents related to Series A Preferred Stock and stock options to purchase shares of common stock were excluded from the computation of diluted net loss per share as the inclusion of such shares would be anti-dilutive. Common shares issuable for stock options is calculated using the weighted average of options outstanding during the period.

	Six months ended June 30,
	2020	2019
Common shares issuable for:
Options	332	—
Series A Preferred Stock	17,074	15,464
Total	17,406	15,464

CURIOSITYSTREAM INC.
NOTES TO UNAUDITED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 7 — Stock-based compensation

The Company measures the cost of employee services received in exchange for an award of equity instruments based on the grant date fair value of the award. The fair value is recognized in earnings over the period during which an employee is required to provide the service. The Company accounts for forfeitures as they occur.

In October 2018, the Board of Directors of the Company adopted and approved the Stock Option Plan. The Stock Option Plan provides for the grant of up to 4,200,000 options to purchase shares of Class A Common Stock to employees, non-employee directors, consultants and independent contractors at option exercise prices and vesting terms as determined by the Board of Directors.

During the six months ended June 30, 2020, the Company’s stock option activity included grants of 826,300 options and forfeitures of 384,250 options to purchase shares of Class A Common Stock. Additionally, during the six months ended June 30, 2020, 244,641 shares vested with a grant date fair value of $184. The total grant date fair value of options granted during the six months ended June 30, 2020 was $2,238.

For the six months ended June 30, 2020 and 2019, total stock-based compensation expense was $1,048 and $362, respectively.

At June 30, 2020, there was $5,118 of total unrecognized compensation cost related to nonvested share-based compensation arrangements granted under the Stock Option Plan, which is expected to be recognized over a weighted average period of 3.34 years.

The aggregate intrinsic value for outstanding and exercisable stock options at June 30, 2020 was $8,515 and $1,446, respectively, and was based on the difference between the exercise price of in-the-money-stock options and the fair value of the Company’s common stock as of June 30, 2020.

Note 8 — Segment and geographic information

The Company operates as one operating segment. The Company’s chief operating decision maker (“CODM”) is its chief executive officer, who reviews financial information presented on an entity-wide basis for purposes of making operating decisions, assessing financial performance and allocating resources.

All long-lived tangible assets are located in the United States. Revenue by geographic location, based on the location of the customers, with no foreign country individually comprising greater than 10% of total revenue, is as follows.

	Six months ended June 30
	2020		2019
United States	$16,069	82%	$4,845	74%
International	$3,447	18%	$1,700	26%
	$19,516	100%	$6,545	100%

Note 9 — Commitments and contingencies

Content commitments

At June 30, 2020, the Company had $11,192 of content obligations comprised of $1,250 included in current content liabilities in the accompanying balance sheets, and $9,942 of obligations that are not reflected in the accompanying balance sheets as they did not yet meet the asset recognition criteria for content assets (see Note 2). Content obligations of $5,664, $3,978, and $1,550 are expected to be paid during the rest of the six (6) months ending December 31, 2020, and the years ending December 31, 2021 and 2022, respectively.

CURIOSITYSTREAM INC.
NOTES TO UNAUDITED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 9 — Commitments and contingencies (cont.)

At December 31, 2019, the Company had $10,858 of content obligations comprised of $3,306 included in current content liabilities in the accompanying balance sheets, and $7,552 of obligations that are not reflected in the accompanying balance sheets as they did not yet meet the asset recognition criteria for content assets. Content obligations of $7,905, $1,403 and $1,550 are expected to be paid during 2020, 2021 and 2022, respectively.

Content obligations include amounts related to licensed, commissioned and internally produced streaming content. An obligation for the production of content includes non-cancelable commitments under creative talent and employment agreements. An obligation for the licensed and commissioned content is incurred at the time the Company enters into an agreement to obtain future titles. Once a title becomes available, a content liability is generally recorded. Certain agreements include the obligation to license rights for unknown future titles, the ultimate quantity and/or fees for which are not yet determinable as of the reporting date.

Advertising commitments

The Company has certain commitments with regards to future advertising and marketing expenses as stated in the various licensee agreements. Certain of the agreements do not specify the amount of advertising and marketing commitment; however, the total commitments for agreements which do specify the amount are $25,574 as of June 30, 2020, of which $6,495, $11,500, and $7,579 is expected to be paid during the rest of the six (6) months ending December 31, 2020 and the years ending December 31, 2021 and 2022, respectively.

Operating leases

The Company leases corporate office space in Silver Spring, Maryland. The lease expires April 30, 2027 with an accelerated expiration option on either July 31, 2021 or July 31, 2023, which requires payment of an accelerated payment as defined in the lease agreement. There is also an extension option of one 10-year period or two consecutive 5-year periods at market rental rates or a twelve (12) month extension with rent payments equal to the rent paid during the last year of the lease increased at 2.75%.

The rent and sublease rental income future minimum lease payments for the above operating lease is as follows:

	CuriosityStream rent	Sublease rental income	Net rent
Remainder of six months ending December 31, 2020	272	(27)	245

Years Ending December 31,
2021	560	(56)	504
2022	575	(58)	517
2023	591	(59)	532
2024	607	(61)	546
Thereafter	1,484	(148)	1,336
	$4,089	$(409)	$3,680

Note 10 — Income taxes

The Company uses the asset and liability method of accounting for income taxes, in which deferred tax assets and liabilities are recognized for the future tax consequences attributable to the differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using the enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be reversed. The effect on deferred tax assets and liabilities of a change in tax rates is recognized as income in the period that includes the enactment date. A valuation allowance is established if it is more likely than not that all or a portion of the deferred tax asset will not be realized.

CURIOSITYSTREAM INC.
NOTES TO UNAUDITED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 10 — Income taxes (cont.)

The Company recorded a provision for income taxes totaling $77 and $73 primarily related to foreign withholding income taxes during the six months ended June 30, 2020 and 2019, respectively. The Company’s provision for income taxes differs from the federal statutory rate primarily due to the Company being in a full valuation allowance position and not recognizing a tax benefit attributable to generated losses for either federal or state income tax purposes.

Note 11 — Paycheck Protection Program Loan

On May 1, 2020, the Company applied for and received funding from the Paycheck Protection Program (“PPP”) in the amount of $1,158 under the Coronavirus Aid, Relief and Economic Security Act (“CARES Act”) (the “PPP Loan”). The PPP Loan matures in May 2022 and bears interest at a rate of 1.0% per annum. Monthly amortized principal and interest payments are deferred for six (6) months after the date of disbursement. The PPP provides that the use of the PPP Loan amount shall be limited to certain qualifying expenses and may be partially or wholly forgiven in accordance with the requirements set forth in the CARES Act. The amount of loan proceeds eligible for forgiveness takes into account a number of factors, including the amount of loan proceeds used by the Company during the specified period after the loan origination for certain purposes including payroll costs, rent payments on certain leases, and certain qualified utility payments.

The Company believes it has met all the requirements under the PPP and, after submitting an application for loan forgiveness, will not be required to repay any portion of the grant. The Company has elected to recognize earnings as funds are applied to covered expenses and classify the application of funds as a reduction of the related expense in the statement of operations.

During the six months ended June 30, 2020, $990 of loan proceeds were applied to covered payroll and non-payroll expenses per the PPP. As a result, general and administrative expenses during the period from May 1 to June 30, 2020 with the statement of operations are reduced by this amount. Should the Company’s loan forgiveness application be rejected, the Company may be required to repay all or a portion of the funds received under the PPP under an amortization schedule through May 2025 with an annual interest rate of 1%.

Note 12 — Subsequent events

Subsequent to June 30, 2020, the Company granted 70,000 options to purchase shares of Class A Common Stock.

On August 10, 2020, the Company entered into an agreement and plan of merger (the “Merger Agreement”) with Software Acquisition Group Inc. (“Software Acquisition Group”), a publicly-traded company (traded on the NASDAQ exchange under the ticker symbol “SAQNU”). The transaction will be accounted for as a reverse recapitalization, with no goodwill or other intangible assets recorded, in accordance with U.S. GAAP. Under this method of accounting, Software Acquisition Group will be treated as the “acquired” company for financial reporting purposes. On August 6, 2020, the Company amended the Certificate of Designations to allow for the Merger Agreement with Software Acquisition Group to qualify as a Fundamental Change.

On August 7, 2020, the Company waived the revenue target performance conditions associated with certain of its outstanding stock options. On September 8, 2020, the Company cancelled 530,500 stock options and agreed to replace them with an amount of stock options or restricted stock units of equal fair value subsequent to the completion of the Company’s merger with SWAG.

The Company has evaluated events and transactions for potential recognition or disclosure through September 15, 2020, the date the financial statements were available to be issued.

ANNEX A

AGREEMENT AND PLAN OF MERGER

BY AND AMONG

SOFTWARE ACQUISITION GROUP INC.,

CS MERGER SUB, INC.,

CURIOSITYSTREAM INC.,

and

HENDRICKS FACTUAL MEDIA LLC

Dated as of August 10, 2020

This document is not intended to create nor shall it be deemed to create a legally binding or enforceable offer or agreement of any type or nature, unless and until agreed to and duly executed and delivered by the Parties. Document remains subject to confirmatory diligence.

Annex A-i

Annex A-ii

LIST OF EXHIBITS

Exhibit A	Definitions
Exhibit B	Form of Letter of Transmittal
Exhibit C	Amended Certificate of Designations
Exhibit D	Form of Investor Rights Agreement
Exhibit E	Form of Restricted Stock Agreement
Exhibit F	Form of Warrant Forfeiture Letter
Exhibit G	Form of Escrow Agreement
Exhibit H	Form of Exchange Agent Agreement
Exhibit I	Indebtedness for Borrowed Money
Exhibit J	Working Capital Guidelines
Exhibit K	Omnibus Plan

Annex A-iii

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER, dated August 10, 2020 (this “Agreement”), is made and entered into by and among SOFTWARE ACQUISITION GROUP INC., a Delaware corporation (“Parent”), CS MERGER SUB, INC., a Delaware corporation and a wholly-owned Subsidiary of Parent (“Merger Sub” together with Parent, the “Parent Parties”), HENDRICKS FACTUAL MEDIA LLC, a Delaware limited liability company (the “Majority Stockholder”), CURIOSITYSTREAM INC., a Delaware corporation (the “Company”). Parent, Merger Sub and the Company are sometimes individually referred to in this Agreement as a “Party” and collectively as the “Parties”. Capitalized terms used in this Agreement shall have the meanings ascribed to them in Exhibit A attached hereto.

WHEREAS, the Company Stockholders own all of the issued and outstanding shares of capital stock of the Company;

WHEREAS, upon the terms and subject to the conditions of this Agreement, the Parties intend to enter into a business combination transaction pursuant to which, in accordance with the Delaware General Corporation Law (the “DGCL”), Merger Sub shall merge with and into the Company, with the Company surviving such merger (the “Merger”), whereby each issued and outstanding share of Company Stock will be exchanged for Parent Common Stock as further described herein;

WHEREAS, as a result of the Merger, the Company will become a wholly-owned Subsidiary of Parent (the “Surviving Company”), a publicly traded company;

WHEREAS, the Board of Directors of Parent has (a) determined that it is in the best interests of Parent and its stockholders for Parent to enter into this Agreement and the Ancillary Agreements, (b) approved the execution and delivery of this Agreement and the Ancillary Agreements, Parent’s performance of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby, including the Merger, and (c) recommended adoption and approval of this Agreement and the Ancillary Agreements and the transactions contemplated hereby and thereby by the stockholders of Parent;

WHEREAS, the Board of Directors of Parent and Merger Sub have unanimously approved this Agreement and the Ancillary Agreements and declared it advisable for Merger Sub to enter into this Agreement and the Ancillary Agreements;

WHEREAS, Parent, as the sole stockholder of Merger Sub, has approved and adopted this Agreement and the Ancillary Agreements, the Merger and the transactions contemplated by this Agreement and the Ancillary Agreements pursuant to action taken by unanimous written consent in accordance with the requirements of the DGCL and the Organizational Documents of Merger Sub;

WHEREAS, the Board of Directors of the Company has (a) determined that it is in the best interests of the Company and its stockholders for the Company to enter into this Agreement and the Ancillary Agreements, (b) approved the execution and delivery of this Agreement and the Ancillary Agreements, the Company’s performance of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby, including the Merger, and (c) recommended adoption and approval of this Agreement and the Ancillary Agreements and the transactions contemplated hereby and thereby by the stockholders of the Company;

WHEREAS, on or prior to the date of this Agreement, the Company shall have delivered to the Secretary of the Company, (i) the CoD Amendment (as such term is defined in Section 3.2) and (ii) a written consent of the Requisite Stockholders approving the CoD Amendment with respect to all such Company stock owned beneficially and of record by the Requisite Stockholders (the “CoD Written Consent”);

WHEREAS, as of the date of this Agreement, (a) the Majority Stockholder owns beneficially and of record a majority of the voting power of the shares of Company Common Stock, and such voting power is in an amount sufficient to approve the adoption of this Agreement without the consent of any other Company Stockholder, and (b) the Requisite Stockholders own beneficially and of record more than sixty-six and two-thirds percent (66⅔%) of the shares of Company Preferred Stock, which is in an amount sufficient to approve the CoD Amendment without the consent of any other Company Stockholders;

Annex A-1

WHEREAS, concurrently with the execution of this Agreement and in accordance with the terms hereof, the Majority Stockholder will deliver to the Secretary of the Company a written consent pursuant to Section 251 of the DGCL approving the adoption of this Agreement with respect to all such Company Stock owned beneficially and of record by the Majority Stockholder (the “Merger Written Consent”);

WHEREAS, as a condition to the consummation of the transactions contemplated hereby and in accordance with the terms hereof, Parent shall provide an opportunity to its stockholders to have their Offering Shares redeemed for the consideration, and on the terms and subject to the conditions and limitations, set forth in this Agreement and Parent’s Organizational Documents in conjunction with obtaining approval from the stockholders of Parent for the transactions contemplated hereby (collectively with the other transactions, authorization and approvals set forth in the Proxy Statement, the “Offer”);

WHEREAS, contemporaneously with the execution and delivery of this Agreement, in connection with the Transactions, Parent and certain third-party investors (the “Primary PIPE Investors”) have entered into certain share subscription agreements, dated on or around the date hereof (as amended or modified from time to time, the “Primary PIPE Agreements”), pursuant to which the Primary PIPE Investors have committed (the “Primary PIPE Investment”), on the terms and subject to the conditions of the Primary PIPE Agreements, to subscribe for and purchase 2,500,000 shares of Parent Common Stock from Parent for consideration in an aggregate amount of $25,000,000 (such amount the “Primary PIPE Investment Amount”);

WHEREAS, shares of Parent Class B Stock shall automatically convert into shares of Parent Common Stock upon a Business Combination in accordance with Parent’s Certificate of Incorporation (the “Class B Conversion”); and

WHEREAS, the Parties desire to make certain representations, warranties, covenants and other agreements in connection with the foregoing and also prescribe certain conditions to the Mergers as specified herein.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants, agreements and conditions set forth in this Agreement, and intending to be legally bound hereby, each Party hereby agrees:

Article I
THE MERGER

Section 1.1 The Merger. Upon the terms and subject to the conditions set forth in this Agreement and in accordance with the DGCL, Merger Sub will merge with and into the Company at the Effective Time. Following the Merger, the separate corporate existence of Merger Sub will cease and the Company will continue as the Surviving Company and as a wholly-owned Subsidiary of Parent; provided, that notwithstanding the Merger, the Company will not be included within the meaning of the term Parent Parties for purposes of this Agreement.

Section 1.2 Effective Time. Upon the terms and subject to the provisions of this Agreement, as soon as practicable on the Closing Date, the Parties shall cause the Merger to be consummated by filing a certificate of merger in form and substance reasonably acceptable to the Company and Parent (the “Certificate of Merger”) with the Secretary of State of the State of Delaware in accordance with the applicable provisions of the DGCL. The Merger will be effective at such time as the Parties duly file the Certificate of Merger with the Secretary of State of the State of Delaware or at such other date or time as Parent and the Company agree in writing and specify in the Certificate of Merger (the time the Merger becomes effective being the “Effective Time”).

Section 1.3 Effect of the Merger. The Merger will have the effect set forth in this Agreement and the relevant provisions of the DGCL. Without limiting the generality of the foregoing, and subject hereto, at the Effective Time, all property, rights, privileges, immunities, powers and franchises of Merger Sub will vest in the Surviving Company, and all claims, obligations, restrictions, disabilities, liabilities, debts and duties of Merger Sub will become the claims, obligations, restrictions, disabilities, liabilities, debts and duties of the Surviving Company.

Section 1.4 Governing Documents. At the Effective Time, Parent shall cause the Organizational Documents of the Surviving Company to be amended in their entirety to contain the provisions set forth in the Organizational Documents of Merger Sub, as in effect immediately prior to the Effective Time.

Annex A-2

Section 1.5 Directors and Officers. At the Effective Time, the directors and officers set forth in Section 1.5 of the Parent Disclosure Schedule will become the directors and officers of the Surviving Company and Parent and will remain the directors and officers of the Surviving Company and Parent after the Merger, until their respective successors are duly elected or appointed and qualified, or their earlier death, resignation or removal.

Article II
MERGER CONSIDERATION; CONVERSION OF SECURITIES

Section 2.1 Closing Date Statements.

(a) Not less than five (5) Business Days prior to the Closing Date, the Company shall deliver to Parent:

(i) a statement, signed by the Chief Financial Officer of the Company, which sets forth the (i) name of each Company Stockholder of record on the books and records of the Company and (ii) number and class of shares of Company Stock owned by each such Company Stockholder (the “Closing Date Capitalization Statement”);

(ii) a statement (the “Closing Date Financial Certificate”), signed by the Chief Financial Officer of the Company, which sets forth a good faith estimate of (i) the Cash and Cash Equivalents as of the Effective Time (the “Estimated Closing Cash”) and (ii) the Net Working Capital, and the Estimated Net Working Capital Surplus or the Estimated Net Working Capital Deficit, as the case may be, as of 11:59 pm on the day prior to the Closing Date (the “Estimated Closing Net Working Capital”);

(iii) a statement (the “Closing Date Indebtedness Statement”), signed by the Chief Financial Officer of the Company, which sets forth by lender or other party, the aggregate principal amount and accrued and unpaid interest of Indebtedness of the Company (the “Estimated Closing Indebtedness”), prepared as of the Effective Time; and

(iv) a statement (the “Closing Date Transaction Expense Statement”), signed by the Chief Financial Officer of the Company, which sets forth the Company Transaction Expenses (the “Closing Company Transaction Expenses”) as of immediately prior to the Closing.

(b) The Company shall consider in good faith Parent’s comments to the Closing Date Capitalization Statement, the Closing Date Financial Certificate, the Closing Date Indebtedness Statement and the Closing Company Transaction Expenses, which comments Parent shall deliver to the Company no fewer than two (2) Business Days prior to the Closing Date, and revise the Closing Date Capitalization Statement, the Closing Date Financial Certificate, the Closing Date Indebtedness Statement and the Closing Date Transaction Expense Statement to incorporate any changes the Company determines in good faith are appropriate.

(c) In connection with preparation and delivery of the Closing Date Capitalization Statement, the Closing Date Financial Certificate and the Closing Date Indebtedness Statement, the Company shall provide all reasonable supporting detail to evidence the Company’s calculations, explanations and assumptions and any documentation or information as reasonably requested by Parent.

(d) Within five (5) Business Days following execution of this Agreement, Parent shall deliver to the Company a statement (the “Closing Date Parent Transaction Expenses Statement”) setting forth the Parent Transaction Expenses as of the date of this Agreement. Thereafter, not less than five (5) Business Days prior to the Closing Date, the Parent shall deliver to the Company the Parent Transaction Expenses as of immediately prior to the Closing (the “Closing Parent Transaction Expenses”). Parent shall consider in good faith the Company’s comments regarding the Parent Transaction Expenses, which comments the Company shall deliver to the Parent no fewer than two (2) Business Days prior to the Closing Date, and make such adjustments to the Parent Transaction Expenses in response to such comments as the Parent determines in good faith are reasonable.

Section 2.2 Calculation of the Merger Consideration.

(a) Conversion of Company Stock as Merger Consideration. Parent shall issue, or cause to be issued, at the Closing with respect to the Company Stock, an aggregate number of shares of Parent Common Stock (the “Merger Consideration”) equal to:

(i) the Base Exchange Value; divided by the Reference Price;

(ii) plus or minus the Adjustment Amount; divided by the Reference Price.

Annex A-3

After the Effective Time, the Merger Consideration shall be subject to a Merger Consideration Adjustment pursuant to Section 2.9.

Section 2.3 Payment of the Merger Consideration.

(a) Exchange Agent; Exchange Agent Fund. At the Effective Time, Parent shall deposit, or shall cause to be deposited, with the Exchange Agent, in trust for the benefit of the Company Stockholders, evidence of book-entry shares representing a number of whole shares of Parent Common Stock equal to the aggregate Stock Amount deliverable to the Company Stockholders pursuant to this Article II.

Any such shares of Parent Common Stock deposited with the Exchange Agent shall hereinafter be referred to as the “Exchange Agent Fund”. The Exchange Agent Fund shall be subject to the terms of this Agreement and the Exchange Agent Agreement. Subject to Section 2.7, at the Closing, Parent shall cause to be issued or paid from the Exchange Agent Fund to each Company Stockholder that holds Company Stock (other than shares of Company Stock to be canceled pursuant to Section 2.5(b) and any Company Dissenting Shares) immediately prior to the Effective Time, evidence of book-entry shares representing the number of shares of the aggregate Stock Amount in respect of such Company Stock held by such Company Stockholder. Notwithstanding anything to the contrary in this Agreement, under no circumstances shall Parent be required to pay more than the Merger Consideration as calculated in accordance with Section 2.2.

Section 2.4 Payment of Other Amounts at Closing. At the Closing, the parties agree to do the following:

(a) the parties agree to cause the Company to pay to such account or accounts set forth on the Closing Date Indebtedness Statement, the aggregate amount of Estimated Closing Indebtedness with respect to Indebtedness for Borrowed Money;

(b) the parties agree to cause the Company to pay to such account or accounts set forth on the Closing Date Financial Certificate, the aggregate amount of the Closing Company Transaction Expenses;

(c) the parties agree to cause the Company to pay to such account or accounts set forth on the Closing Date Parent Transaction Expenses Statement, the aggregate amount of the Closing Parent Transaction Expenses; and

(d) Parent shall deposit the Indemnification Escrow Amount and the Working Capital Escrow Amount with the Escrow Agent, which shall be held by the Escrow Agent in accordance with the terms of the Escrow Agreement.

Section 2.5 Conversion of Company Securities. At the Effective Time, by virtue of the Merger and without any action on the part of any Party or the holders of any of the following securities:

(a) Conversion of Company Stock. Each issued and outstanding share of Company Stock, excluding shares of Company Stock to be canceled pursuant to Section 2.5(b) and any Company Dissenting Shares, will be canceled and convert automatically into the right to receive the following: (i) a number of shares of Parent Common Stock equal to the Stock Amount; (ii) a contingent right to a portion of the shares of Parent Common Stock equal to the Working Capital Escrow Amount and the Indemnification Escrow Amount; and (iii) a contingent right to a portion of any additional consideration received pursuant to Section 2.9 (clauses (i) through (iii) collectively, the “Consideration”), in each case, payable, without interest, to the applicable Company Stockholder in accordance with Section 2.3(a) and Section 2.7.

(b) Cancellation of Treasury Stock and Company-Owned Stock. Each share of Company Stock held in the treasury of the Company will be canceled automatically without conversion thereof and no payment or distribution will be made with respect thereto.

(c) Equity Interests of Merger Sub. At the Effective Time, by virtue of the Merger and without any action on the part of any Party or the holders of any shares of capital stock of the Company or Merger Sub, each share of common stock of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and exchanged for one (1) validly issued, fully paid and nonassessable share of common stock of the Company and shall constitute the only outstanding shares of capital stock of the Company.

Annex A-4

Section 2.6 Treatment of Company Options.

(a) As of immediately prior to the Effective Time, each Company Option, whether vested or unvested, that is outstanding immediately prior to the Effective Time shall, by virtue of the occurrence of the Effective Time and without any action on the part of the Company, Parent or the holder thereof, be converted into the right to receive an option (a “Parent Option”) (i) with respect to a number of shares of Parent Common Stock (rounded down to the nearest whole share) equal to the product of (A) the applicable number of shares of Company Common Stock subject to such Company Option immediately prior to the Effective Time and (B) the Option Exchange Ratio, (ii) at an exercise price per share of Parent Common Stock (rounded up to the nearest whole share) equal to the quotient of (A) the exercise price per share of Company Common Stock of such Company Option immediately prior to the Effective Time and (B) the Option Exchange Ratio; provided that such conversion shall in all events be done in a manner that complies with the requirements of Section 409A of the Code and the regulations promulgated thereunder regarding the substitution and assumption of stock rights by reason of a corporate transaction. Except as otherwise provided in this Section 2.6 and in Annex A, each Parent Option assumed and converted pursuant to this Section 2.6 shall be subject to the terms and conditions of the Omnibus Incentive Plan, but shall continue to have, and shall be subject to, the same vesting and exercise terms and conditions as applied to the corresponding Company Option immediately prior to the Effective Time.

(b) Prior to the Effective Time, the Company shall pass resolutions and take such other actions as are necessary to provide for the treatment of the Company Options as contemplated by this Section 2.6.

(c) At the Effective Time, Parent shall assume each outstanding Parent Option, and the agreements evidencing the grants thereof, and the number and kind of shares available for issuance with respect to such assumed Parent Option shall be adjusted to reflect shares of Parent Common Stock in accordance with the provisions of the applicable Company Option Plan and the Omnibus Incentive Plan, as applicable.

Section 2.7 Exchange Procedures for Company Stockholders.

(a) Payment Procedures. Prior to the Closing, the Company shall mail or otherwise deliver, or shall cause the Exchange Agent to mail or otherwise deliver, to each Company Stockholder entitled to receive the Consideration pursuant to Section 2.5(a), a letter of transmittal substantially in the form of Exhibit B attached hereto, with such changes as may be agreed between the Company and Parent prior to the Closing or as may be reasonably required by the Exchange Agent (the “Company Letter of Transmittal”), together with any notice required pursuant to Section 262 of the DGCL. Subject to the satisfaction of the conditions in Article VII, in the event that at least three (3) Business Days prior to the Closing Date, a Company Stockholder does not deliver to the Exchange Agent a duly executed and completed Company Letter of Transmittal, then such failure shall not alter, limit or delay the Closing; provided that such Company Stockholder shall not be entitled to receive its respective Consideration until such Person delivers a duly executed and completed the Letter of Transmittal to the Exchange Agent (in the case of a Letter of Transmittal). Upon delivery of such duly executed Letter of Transmittal by such Company Stockholder to the Exchange Agent, such Company Stockholder shall be entitled to receive, subject to the terms and conditions of this Agreement, the Consideration in respect of his, her or its shares of Company Common Stock referenced in such Letter of Transmittal. Until surrendered as contemplated by this Section 2.7, each share of Company Common Stock shall be deemed at all times after the Effective Time to represent only the right to receive upon such surrender the Consideration to which such Company Stockholder is entitled pursuant to this Article II.

(b) No Further Rights. All Consideration paid upon the surrender of Company Stock in accordance with the terms of this Article II shall be deemed to have been exchanged and paid in full satisfaction of all rights pertaining to the securities represented by such Company Stock and there shall be no further registration of transfers on the stock transfer books of the Surviving Company of the shares of Company Stock that were issued and outstanding immediately prior to the Effective Time. From and after the Effective Time, holders of Company Stock shall cease to have any rights as stockholders of the Company, except as provided in this Agreement or by applicable Law.

(c) Changes in Parent Stock. If at any time between the date of this Agreement and the Effective Time, the outstanding shares of Parent Common Stock or Parent Class B Stock shall have been increased, decreased, changed into or exchanged for a different number of kind of shares or securities as a result of a subdivision, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, combination or

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other similar change in capitalization, in each case other than in connection with the Merger, then the definition of Reference Price and the per share price set forth in Section 6.24 shall be equitably adjusted to reflect such change; provided, that nothing in this Section 2.7(c) shall be construed to permit Parent to take any action with respect to its securities that is prohibited by the terms of this Agreement.

(d) Fractional Shares. Notwithstanding anything to the contrary contained herein, no evidence of book-entry shares representing fractional shares of Parent Common Stock shall be issued in exchange for Company Stock. In lieu of any fractional share of Parent Common Stock to which each holder of Company Stock would otherwise be entitled, the Exchange Agent shall round up or down to the nearest whole share of Parent Common Stock, with a fraction of 0.5 rounded up. No cash settlements shall be made with respect to fractional shares eliminated by rounding.

(e) Dividends. No dividends or other distributions declared with respect to Parent Common Stock, the record date for which is at or after the Effective Time, shall be paid to any Company Stockholder that has not delivered a properly completed, duly executed Company Letter of Transmittal. After the delivery of such materials, the Company Stockholder shall be entitled to receive any such dividends or other distributions, without any interest thereon, which had become payable with respect to Parent Common Stock issuable to such Company Stockholder.

(f) Company Dissenting Shares. Notwithstanding any provision of this Agreement to the contrary, any Company Dissenting Share shall not be converted into the right to receive its applicable portion of the Merger Consideration but shall instead be converted into the right to receive such consideration as may be determined to be due with respect to any such Company Dissenting Share pursuant to the DGCL. Each holder of Company Dissenting Shares who, pursuant to the DGCL, becomes entitled to payment thereunder for such shares shall receive payment therefor in accordance with the DGCL (but only after the value therefor shall have been agreed upon or finally determined pursuant to the DGCL). If, after the Effective Time, any Company Dissenting Share shall lose its status as a Company Dissenting Share, then any such share shall immediately be converted into the right to receive its applicable portion of the Merger Consideration as if such share never had been a Company Dissenting Share, and Parent shall deliver, or cause to be delivered in accordance with the terms of this Agreement, to the holder thereof, following the satisfaction of the applicable conditions set forth in this Section 2.7, its applicable portion of the Merger Consideration as if such share had never been a Company Dissenting Share. The Company shall give Parent (a) prompt notice of any demands for appraisal received by the Company, withdrawals of such demands, and any other instruments served pursuant to the DGCL and received by the Company, and (b) the right to direct all negotiations and proceedings with respect to demands for appraisal under the DGCL. The Company shall not, except with the prior written consent of Parent, voluntarily make any payment or offer to make any payment with respect to, or settle or offer to settle, any claim or demand with respect to any Company Dissenting Share. The Company shall (or shall cause their Affiliates to) enforce any contractual waivers that the Equityholders have granted regarding appraisal rights that would apply to the Merger.

Section 2.8 Withholding Rights. Each of the Parties, the Surviving Company, the Escrow Agent and the Exchange Agent are entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement such amounts as it is required to deduct and withhold with respect to such payment under all applicable Laws; provided, however, except (i) with respect to payments in the nature of compensation to be made to employees or former employees or (ii) any withholding resulting from the failure of the Company to provide a FIRPTA Certificate pursuant to Section 6.8(c), that prior to any such withholding, the Parent Stockholders or the Company Stockholders, as applicable, shall be provided reasonable notice of such intent to withhold and the Parties shall reasonably cooperate in good faith to reduce or eliminate any such withholding. To the extent that amounts are so withheld by the Parties, the Surviving Company, the Escrow Agent or the Exchange Agent, as the case may be, such withheld amounts will be treated for all purposes of this Agreement as having been paid to the Parent Stockholders or the Equityholders, as applicable, in respect of which such deduction and withholding was made.

Section 2.9 Adjustment to the Merger Consideration.

(a) The Merger Consideration shall be increased or reduced as set forth in Section 2.9(f) hereof. Any increase or decrease in the Merger Consideration pursuant to this Section 2.9 shall be referred to as a “Merger Consideration Adjustment”. Any issuance of stock made in respect of any Merger Consideration Adjustment pursuant to this Section 2.9 shall be treated as an adjustment to the Merger Consideration for all Tax purposes unless otherwise required by any applicable Law.

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(b) Within ninety (90) days after the Closing Date, Parent shall prepare and deliver to the Majority Stockholder a statement (the “Preliminary Closing Statement”), which sets forth Parent’s calculation of (i) the Net Working Capital as of 11:59 pm on the day prior to the Closing Date (the “Closing Net Working Capital”), (ii) the Cash and Cash Equivalents held by the Company as of the Effective Time (the “Closing Cash”), and (iii) the aggregate amount of all Indebtedness of the Company as of the Effective Time (the “Closing Indebtedness”), in each case prepared in accordance with GAAP, and to the extent in accordance with GAAP, the accounting principles, policies, procedures, practices, applications and methodologies used in preparing the Financial Statements, along with reasonable supporting detail to evidence Parent’s calculations, explanations and assumptions for the calculation of such amounts.

(c) The Majority Stockholder shall have a period of thirty (30) days after the date it receives the Preliminary Closing Statement from Parent to deliver to Parent written notice of the Majority Stockholder’s disagreement with any item contained in the Preliminary Closing Statement, which notice shall set forth in reasonable detail the basis for such disagreement (a ”Notice of Disagreement”). During the thirty (30) day period following the Majority Stockholder’s receipt of the Preliminary Closing Statement, Parent shall (i) permit the Majority Stockholder and its accountants to consult with the Company and Parent’s accountants as reasonable, and (ii) provide to the Majority Stockholder and its accountants reasonable access during normal business hours and under reasonable circumstances to all relevant books and records relating to the preparation of the Preliminary Closing Statement. If a Notice of Disagreement is received by Parent, then the Preliminary Closing Statement (as revised in accordance with clause (A) or (B) below) shall become the Final Closing Statement and become final and binding upon the Parties on the earlier of the date (A) on which the Majority Stockholder and Parent resolve in writing any differences they have with respect to the matters specified in the Notice of Disagreement, and (B) all matters in dispute are finally resolved in writing by the Accounting Firm. During the sixty (60) days following Parent’s receipt of a Notice of Disagreement, Parent and the Majority Stockholder shall seek in good faith to resolve in writing any differences they have with respect to the matters specified in the Notice of Disagreement, and upon such resolution, the Final Closing Statement shall be prepared in accordance with the agreement of Parent and the Majority Stockholder.

(d) If Parent and the Majority Stockholder are unable to resolve the disputed items set forth in the Notice of Disagreement within fifteen (15) days following Parent’s receipt of such Notice of Disagreement (or such longer period as Parent and the Majority Stockholder may mutually agree in writing), following notice of such dispute, such dispute shall be submitted to, and all issues having a bearing on such dispute shall be resolved by, the dispute resolution group of a nationally recognized accounting firm mutually agreed upon by Parent and the Majority Stockholder or, if Parent and the Majority Stockholder cannot agree on an accounting firm within sixty (60) days after timely delivery of a Notice of Disagreement, each of Parent and the Majority Stockholder shall select a nationally recognized accounting firm and such two (2) accounting firms shall designate the dispute resolution group of a third nationally recognized accounting firm that neither presently is, nor in the past three (3) years has been, engaged by either Party or any of their respective Affiliates. The dispute resolution group of the accounting firm so agreed to by Parent and the Majority Stockholder, or the dispute resolution group of a third accounting firm so selected by the two (2) accounting firms, acting as an expert and not an arbitrator, is hereinafter referred to as the “Accounting Firm”. Parent and the Majority Stockholder shall submit to the Accounting Firm, as experts and not as arbitrators, for review and resolution all matters (but only such matters) that are set forth in the Notice of Disagreement which remain in dispute. Parent and the Majority Stockholder shall instruct the Accounting Firm to select one (1) of its partners experienced in purchase price adjustment disputes to make a final determination of the Closing Net Working Capital, Closing Cash and Closing Indebtedness calculated with reference to the items that are in dispute as set forth in the Notice of Disagreement. Parent and the Majority Stockholder shall instruct the Accounting Firm that, in resolving Parent items in the Notice of Disagreement that are still in dispute and in determining the Closing Net Working Capital, Closing Cash and Closing Indebtedness, the Accounting Firm shall (i) not assign to any item in dispute a value that is (A) greater than the greatest value for such item assigned by Parent, on the one hand, or the Majority Stockholder, on the other hand, or (B) less than the smallest value for such item assigned by Parent, on the one hand, or the Majority Stockholder, on the other hand, (ii) make its determination based on a review (which will be in accordance with the guidelines and procedures set forth in this Agreement) and a single written presentation submitted by each of Parent and the Majority Stockholder and a single written response of each of Parent and the Majority Stockholder to each such presentation so submitted (iii) render a final resolution in writing to Parent and the Majority Stockholder (which final resolution shall be requested by Parent and the Majority Stockholder

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to be delivered not more than thirty (30) days following submission of such disputed matters to the Accounting Firm), which, absent manifest error, shall be final, conclusive and binding on the Parties with respect to the Closing Net Working Capital, Closing Cash and Closing Indebtedness, and (iv) provide a written report to Parent and the Majority Stockholder, if requested by either of them, which sets forth in reasonable detail the basis for the Accounting Firm’s final determination. The fees and expenses of the Accounting Firm shall be paid by the Company.

(e) The Preliminary Closing Statement (as adjusted by the agreement of the Parties or at the direction of the Accounting Firm, as applicable) shall be deemed final for the purposes of this Section 2.9 upon the earliest of the (i) failure of the Stockholders’ Representative to notify Parent of a dispute within thirty (30) days after the Majority Stockholder receives the Preliminary Closing Statement, (ii) resolution of all disputes, pursuant to Section 2.9(c), by Parent and the Majority Stockholder, and (iii) resolution of all disputes, pursuant to Section 2.9(d), by the Accounting Firm.

(f) Within five (5) Business Days following the determination of the Final Closing Statement, the Final Closing Net Working Capital, Final Closing Cash, and Final Closing Indebtedness in accordance with Section 2.9(c) or Section 2.9(d), as applicable:

(i) if there is a Final Deficit, then Parent shall be entitled to claim solely from the Working Capital Escrow Fund the number of whole shares of Parent Common Stock equal to the lesser of (A) the remaining amount of the Working Capital Escrow Fund, and (B) the Final Deficit, and Parent and the Majority Stockholder shall promptly deliver a joint written instruction to the Escrow Agent instructing it to release such amount to Parent for cancellation; and

(ii) if there is a Final Surplus, then Parent shall deposit with the Exchange Agent, on behalf of the Company Stockholders, an amount of Parent Common Stock (rounded to the nearest whole number) equal to such Final Surplus multiplied by the aggregate Pro Rata Percentages of the Company Stockholders, which the Exchange Agent shall distribute to the Company Stockholders in accordance with their respective Pro Rata Percentages.

(g) If any shares of Parent Common Stock remain in the Working Capital Escrow Fund after giving effect to the payments in Section 2.9(f), Parent and the Majority Stockholder shall promptly deliver a joint written instruction to the Escrow Agent instructing it to release to the Exchange Agent, on behalf of the Company Stockholders, the number whole shares of Parent Common Stock equal to such remaining Working Capital Escrow Fund multiplied by the aggregate Pro Rata Percentages of the Company Stockholders, which the Exchange Agent shall distribute to the Company Stockholders in accordance with their respective Pro Rata Percentages.

(h) The Indemnification Escrow Amount and the Working Capital Escrow Amount to be deposited in the Indemnification Escrow Fund and the Working Capital Escrow Fund, respectively, shall be issued in the names of the Company Stockholders (in restricted book entry form) in accordance with their respective Pro Rata Percentages. The Indemnification Escrow Amount and the Working Capital Escrow Amount will appear as issued and outstanding on Parent’s balance sheet and will be legally outstanding under the DGCL. Any dividends, distributions or other income paid on or otherwise accruing to any Indemnification Escrow Amount and the Working Capital Escrow Amount shall be distributed by Parent to the Company Stockholders on a current basis in accordance with their respective Pro Rata Percentages and Parent’s Organizational Documents. While the Indemnification Escrow Amount and the Working Capital Escrow Amount are held in the Indemnification Escrow Fund and the Working Capital Escrow Fund, respectively, each Company Stockholder shall be entitled to vote all of its respective shares in the Indemnification Escrow Amount and the Working Capital Escrow Amount that have been issued in such Company Stockholder’s name. For U.S. federal, state and local income tax purposes and foreign tax purposes, the parties shall treat the Indemnification Escrow Amount and the Working Capital Escrow Amount, and all dividends, earnings or income, if any, earned with respect thereto while held by the Escrow Agent, as owned by the respective Company Stockholders until such time as they are released and the Company Stockholders shall be responsible for and the taxpayers on all Taxes due on all such dividends, earnings, interest or income earned, if any, with respect to the Indemnification Escrow Fund and the Working Capital Escrow Fund.

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Article III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except in each case as set forth in the applicable disclosure schedules corresponding to the referenced section below, or where its relevance as an exception to (or disclosure for purposes of) such representation or warranty is reasonably apparent, delivered by the Company to the Parent Parties concurrently with the execution of this Agreement (the “Schedules”), and subject to the terms, conditions and limitations set forth in this Agreement, the Company hereby represents and warrants to the Parent Parties, as of the date of this Agreement and the Closing Date, as follows:

Section 3.1 Organization. The Company (a) is a corporation duly incorporated or organized, validly existing and in good standing under the Laws of the State of Delaware, and (b) has all requisite corporate power and authority to own, lease and operate its properties and to carry on in all material respects its business as now being conducted. The Company is duly qualified, licensed or registered as a foreign entity to transact business, and is in good standing, under the Laws of each jurisdiction where the character of its properties or assets owned, leased or operated by it, or the location of the properties or assets owned, leased or operated by it, requires such qualification, licensing or registration, except where the failure of such qualification, licensing or registration would not reasonably be expected to have a Material Adverse Effect.

Section 3.2 Authorization. The Company has the requisite corporate power and authority to execute and deliver this Agreement and the Ancillary Agreements to which it is a party and to perform its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby, subject in the case of the consummation of the Merger, to the approval and adoption of this Agreement by the holders of a majority of the voting power of the outstanding shares of Company Stock (the “Requisite Company Approval”). The Requisite Company Approval are the only votes or approvals of the holders of any class or series of capital stock of the Company necessary to adopt this Agreement and any Ancillary Agreement or to approve the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate actions. Assuming the due authorization, execution and delivery by each other party to this Agreement and the Ancillary Agreements to which the Company is a Party, each of this Agreement and such Ancillary Agreements constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency and other similar Laws affecting the enforceability of creditors’ rights generally, general equitable principles and the discretion of courts in granting equitable remedies. Prior to the execution of this Agreement, the Company validly amended the Certificate of Designations in accordance with the Organizational Documents of the Company and the DGCL, as is necessary to cause the Merger to constitute a Fundamental Change (as defined in the Certificate of Designations) under the terms of the Certificate of Designations, in accordance with this Agreement and the Ancillary Agreements (the “CoD Amendment”). A copy of the CoD Amendment, attached hereto as Exhibit C, has been provided to Parent and remains in full force and effect as of the date hereof. The CoD Written Consent has been delivered to the Secretary of the Company by the Requisite Stockholders approving the CoD Amendment and remains in full force and effect as of the date hereof.

Section 3.3 Capitalization. The authorized capital stock of the Company consists only of 75,000,000 shares of Company Common Stock and 30,000,000 shares of Company Preferred Stock. As of the date hereof, there are (i) 20,000,000 shares of Company Common Stock issued and outstanding, all of which constitutes Class B common stock, par value $0.01 per share, (ii) Company Options to purchase 4,063,024 shares of Class A common stock, par value $0.01 per share (having a weighted average exercise price of $2.95 per share of Class A common stock, par value $0.01 per share), and (iii) 14,557,000 shares of Company Preferred Stock issued and outstanding. All of the issued and outstanding shares of Company Stock are duly authorized, validly issued, fully paid and nonassessable. The Company Stock is uncertificated. None of the issued and outstanding shares of Company Stock were issued in violation of any preemptive rights, Laws or Orders, and, to the Knowledge of the Company and except as set forth on Schedule 3.3(a), are owned, beneficially and of record, by the Equityholders free and clear of all Liens. Except as set forth on Schedule 3.3(b), there are no stock appreciation, phantom stock, stock-based performance unit, profit participation, restricted stock, restricted stock unit, other equity-based compensation award or similar rights with respect to the Company and no options, warrants, rights, convertible or exchangeable securities, “phantom” rights, appreciation rights, performance units, commitments or other agreements relating to the Company Stock or obligating either the Equityholders or the Company to issue, deliver or sell, or cause to be issued, delivered or sold, any shares of Company Stock, or any other interest in the Company, including any security convertible or exercisable into Company Stock. Schedule 3.3(b) sets forth the name of each Company Optionholder; the maximum number of shares of Company Common Stock that

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may be issued upon exercise or conversion of any Company Option held by the Company Optionholder; and the grant date, expiration date, exercise price and vesting schedule related to each such Company Option. Each Company Option (A) has an exercise price at least equal to the fair market value of the underlying shares of Company Common Stock as of the grant date; (B) has not had its exercise date or grant date delayed or “back-dated”; and (C) has been issued in compliance with all applicable Laws and properly accounted for in all respects in accordance with GAAP. No Company Option is intended to constitute an “incentive stock option” within the meaning of Section 422 of the Code. Except as set forth on Schedule 3.3(b) or in the certificate of designations relating to the Company’s Series A Convertible Preferred Stock, par value $0.01 per share (the “Certificate of Designations”), there are no Contracts to which the Company is a party which require the Company to repurchase, redeem or otherwise acquire any shares of Company Stock or securities convertible into or exchangeable for shares of Company Stock or to make any investment in any other Person (collectively, “Stockholders Rights”). The execution of this Agreement and the consummation of the Transaction shall not trigger any Stockholders Rights. Except as set forth on Schedule 3.3(b), there are no voting trusts, stockholder agreements, proxies or other agreements in effect with respect to the voting or transfer of any shares of Company Stock or any other interests in the Company.

Section 3.4 Company Subsidiaries. The Company does not have and has never had any subsidiaries and does not own and has never owned, directly or indirectly, any equity investment or other ownership interest in any person.

Section 3.5 Consents and Approvals; No Violations. Except as set forth on Schedule 3.5, and subject to the receipt of the Requisite Company Approval, the filing of the Certificate of Merger, and the applicable requirements of the HSR Act, and assuming the truth and accuracy of the Parent Parties’ representations and warranties contained in Section 5.4 and the representations and warranties of the Parent Parties contained in any Ancillary Agreement, neither the execution and delivery of this Agreement or any Ancillary Agreement nor the consummation of the transactions contemplated by this Agreement or any Ancillary Agreement will (a) conflict with or result in any material breach of any provision of the Organizational Documents of the Company, (b) require any filing with, or the obtaining of any material consent or approval of, any Governmental Entity, (c) result in a material violation of or a material default (or give rise to any right of termination, cancellation, or acceleration) under, any of the terms, conditions or provisions of any Company Material Contract or Lease, (d) result in the creation of any Lien upon any of the properties or assets of the Company (other than Permitted Liens), or (e) violate in any material respect any Law or Order applicable to the Company, except for violations or defaults which would not reasonably be expected to be material to the Company.

Section 3.6 Financial Statements.

(a) The Company has made available to Parent (i) a copy of the audited consolidated balance sheet of the Company as of December 31, 2019 and December 31, 2018, and, in each case, the related audited consolidated statements of operations and cash flows of the Company for the fiscal year then ended, together with all related notes and schedules thereto, accompanied by the report thereon of the Company’s independent auditors (collectively referred to as the “Financial Statements”), and (ii) the unaudited consolidated balance sheet of the Company as of March 31, 2020 (the “Interim Balance Sheet”) and the related unaudited consolidated statements of operations and cash flows of the Company for the three-month period then ended (together with the Interim Balance Sheet, the “Interim Financial Statements”). Except as set forth on Schedule 3.6, each of the Financial Statements and the Interim Financial Statements (a) has been prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto), and (b) fairly presents, in all material respects, the consolidated financial position, results of operations and cash flows of the Company as at the respective dates thereof and for the respective periods indicated therein, except as otherwise noted therein and subject, in the case of the Interim Financial Statements, to normal and recurring year-end adjustments and the absence of notes.

(b) The books of account and other financial records of the Company have been kept accurately in all material respects in the Ordinary Course, the transactions entered therein represent bona fide transactions, and the revenues, expenses, assets and liabilities of the Company have been properly recorded therein in all material respects. The Company has established and maintains a system of internal accounting controls which is intended to provide, in all material respects, reasonable assurance: (i) that transactions, receipts and expenditures of the Company are being executed and made only in accordance with appropriate authorizations of management of the Company, (ii) that transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (iii) regarding prevention or timely detection of unauthorized acquisition, use or disposition of the assets of the Company, (iv) that the amount recorded for assets on the books and records of the Company is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any difference and (v) that accounts, notes and other receivables and inventory are recorded accurately.

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Section 3.7 No Undisclosed Liabilities. Except as set forth in the Interim Balance Sheet or on Schedule 3.7, the Company does not have any liabilities or obligations of the type required to be disclosed in the Interim Balance Sheet in accordance with GAAP (including as a result of COVID-19 and COVID-19 Measures), whether accrued, absolute, contingent or otherwise and/or arising out of any transactions entered into at or prior to the date hereof, or any action or inaction at or prior to the date hereof, or any state of facts existing at or prior to the date hereof or otherwise, except for liabilities or obligations (a) incurred or accrued since the Balance Sheet Date in the Ordinary Course, (b) that arise under any Company Material Contract, none of which arose out of a breach of Contract or violation of Law, (c) incurred since the Balance Sheet Date pursuant to or in connection with this Agreement or the transactions contemplated hereby, (d) disclosed in this Agreement (or the Schedules), or (e) that are accurately accrued or reserved against on the face of the Interim Balance Sheet, the Interim Financial Statements, or the Financial Statements.

Section 3.8 Absence of Certain Changes. Except as set forth on Schedule 3.8, since the Balance Sheet Date:

(a) the Company has conducted its business in all material respects in the Ordinary Course;

(b) the Company has not licensed any of its Intellectual Property, except for (A) non-exclusive licenses granted to customers on the Company’s form customer agreement or terms of service, or (B) Contracts where the primary purpose of such Contract is the Company’s grant of a non-exclusive license to content and programs to a customer, in each case in the ordinary course of business;

(c) the Company has not sold, assigned, transferred, leased, abandoned or otherwise disposed of any of its properties or assets that are material to the Company (including any Intellectual Property);

(d) there has been no Material Adverse Effect;

(e) there has been no casualty, loss, damage or destruction of any property that is material to the Company and that is not covered by insurance;

(f) there has been no announcement or implementation of any employee layoffs, plant closings, furloughs, salary or wage reductions or work schedule changes that could require notice to be given under the WARN Act;

(g) the Company has not recognized or certified any labor union, works council, or other labor organization or group of employees for purposes of collective bargaining or as the representative for any employees, or entered into, amended or terminated any collective bargaining agreement or other Contract with any labor union, works council, or other labor organization;

(h) there has been no change in the accounting methods or practices of the Company or any change in depreciation or amortization policies or rates theretofore adopted by the Company; and

(i) the Company has not taken any action or omitted to take an action, which, if taken or omitted to be taken after the date of this Agreement, would require the consent of Parent in accordance with Section 6.1.

Section 3.9 Real Estate.

(a) The Company does not own a fee interest in any real property.

(b) Schedule 3.9(b) lists each real property leased, subleased, licensed or otherwise used or occupied by the Company (each, a “Leased Real Property” and collectively, the “Leased Real Properties”), and sets forth the name of the landlord, the name of the entity holding such leasehold interest and the street address of each Leased Real Property.

(c) True, correct and complete copies of all leases, subleases, licenses, amendments, extensions, guaranties and other material agreements related thereto with respect to the Leased Real Properties (individually, a “Lease” and collectively, the “Leases”) have been made available to Parent. Schedule 3.9(b) sets forth a true and complete list of all Leases, including the date and name of the parties to each Lease, and in the case of any oral Lease, a written summary of the material terms of such Lease.

(d) The leasehold interests of the Company and the Leased Real Properties identified in Schedule 3.9(b) constitute all of the real property owned, leased, occupied, or otherwise utilized in connection with the business of the Company.

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(e) Except as set forth on Schedule 3.9(e), with respect to each of the Leased Real Property: (i) the Lease for such Leased Real Property is legal, valid, binding, enforceable and in full force and effect in all material respects, subject to proper authorization and execution of such lease by the other party thereto and subject to bankruptcy, insolvency, reorganization, moratorium or similar Laws of general applicability relating to or affecting creditors’ rights and to general principles of equity; (ii) the Company is not in material breach or material default under such Lease and no event has occurred or circumstance exists which, with the delivery of notice, the passage of time or both, would constitute such a material breach or material default, or permit the termination, modification or acceleration of rent under such Lease, on the part of the Company, nor, to the Knowledge of the Company, on the part of the other party or parties thereto; (iii) no security deposit or portion thereof deposited with respect to such Lease has been applied in respect of a breach or default thereunder which has not been replenished to the extent required under such Lease; (iv) the Company does not owe any brokerage commissions or finder’s fees with respect to such Lease; (v) the Company has not subleased, licensed or otherwise granted any Person the right to use or occupy the Leased Real Property (or any portion thereof); (vi) the Company has not collaterally assigned or granted any other security interest in such Leased Real Property or any interest therein, and (vii) the Company’s possession and quiet enjoyment of the Leased Real Property under such Lease has not been disturbed, and to the Knowledge of the Company, there are no disputes with respect to such Lease.

Section 3.10 Intellectual Property.

(a) Schedule 3.10(a) contains a true, correct and complete list of all Company Registered Intellectual Property owned by the Company. Schedule 3.10(a) also contains a complete and accurate list of all social media accounts (together with the associated usernames and passwords which shall be provided within ten (10) days of the Closing Date in a secure manner agreed by the Parties, the “Accounts”) used in the Company’s business. The Company’s uses of its Accounts have complied in all material respects with all applicable Laws as well as all terms and conditions or terms of use applicable to the Accounts (the “Social Media Terms”). To the Knowledge of the Company, there are no legal actions, audits, or investigations, whether settled, pending, or threatened, alleging any (A) breach or other violation of any Social Media Terms by the Company; (B) violation under the Digital Millennium Copyright Act, 1998 or (C) defamation, violation of rights of any Person, or any other violation by the Company in connection with its use of social media.

(b) The Company possesses all source code and other documentation and materials necessary or used to compile and operate the Company Products and the Company has not disclosed, delivered, licensed or otherwise made available, and the Company does not have a duty or obligation (whether present, contingent or otherwise) to disclose, deliver, license or otherwise make available, any source code for any Company Products to any Person.

(c) Except as set forth on Schedule 3.10(c), (i) the Company exclusively owns and possesses all right, title and interest in, or has the right pursuant to a valid and enforceable written license to use, all Intellectual Property used in or necessary for the conduct of the business of the Company as it is currently conducted (collectively, the “Company Intellectual Property”), free and clear of all Liens (other than Permitted Liens), (ii) the Company Owned Intellectual Property is, valid, subsisting and, to the Knowledge of the Company, enforceable (and there are no judgments finding any such Company Registered Intellectual Property to be invalid or unenforceable), (iii) there are no proceedings pending or, to the Knowledge of the Company, threatened, that challenge the validity, use, ownership, registrability, or enforceability of the Company Registered Intellectual Property, and (iv) the Company has paid all maintenance and other fees necessary to maintain the Company Registered Intellectual Property until ninety (90) days after the Closing Date.

(d) Neither the use of the Company Intellectual Property used by the Company in the conduct of its business, nor the current conduct of the Company’s business (including the licensing of Company Products) infringes, misappropriates or otherwise violates, or in the last three (3) years has infringed, misappropriated or otherwise violated, the rights of any third party in any Intellectual Property, in any material respect; and the Company has not received any notices, threats or requests for indemnification alleging any of the same.

(e) (i) There are no claims, proceedings, actions, suits, complaints, demands or similar actions currently pending or threatened, or that have been brought within the last five (5) years, by the Company against any Person alleging infringement, misappropriation, or violation of any Company Owned Intellectual Property; and (ii) to the Knowledge of the Company, no Person is currently infringing, misappropriating, or otherwise violating any of the Company Owned Intellectual Property.

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(f) Schedule 3.10(f) sets forth a list of all Open Source Software that has been used in, incorporated into, integrated or bundled with any Company Products, and for each such item of Open Source Software: (i) the name of the applicable license; and (ii) the Company Product in which such Open Source Software is used in, incorporated into, integrated or bundled.

(g) The Company does not use and has not used any Open Source Software or any modification or derivative thereof (i) in a manner that would grant or purport to grant to any Person any rights to or immunities under any of the Company Owned Intellectual Property, or (ii) under any license requiring the Company to disclose or distribute the source code to any of the Company Products, to license or provide the source code to any of the Company Products for the purpose of making derivative works, or to make available for redistribution to any Person the source code to any of the Company Products at no or minimal charge.

(h) The Company has taken commercially reasonable measures to maintain and protect all Company Owned Intellectual Property, including its trade secrets, source code and other confidential information. Without limiting the generality of the foregoing, the Company has not disclosed any confidential Company Owned Intellectual Property (including the source code to any Company Products) to any Person other than pursuant to a valid and enforceable written agreement or acknowledgement pursuant to which such Person agrees to protect the confidentiality of such trade secrets and other confidential information. All Persons that have been involved in the conception, development, reduction to practice or other creation of any Company Owned Intellectual Property (including Company Products) have done so pursuant to a written agreement or acknowledgement that protects the confidential information of the Company and assigns to the Company exclusive ownership of all of such Intellectual Property or deems such Company Owned Intellectual Property to be work-for-hire owned by the Company, without any further consideration, Liens, or restrictions whatsoever on the use or ownership of such Intellectual Property and, to the Knowledge of the Company, no such Person has breached any such agreement.

(i) The Company is not under any obligation, whether written or otherwise, to develop any Intellectual Property (including any elements of any Company Products) for any third party (including any customer or end user).

(ii) The Company is in compliance, in all material respects, with all obligations under any agreement pursuant to which the Company has obtained the right to use any third party Software, including Open Source Software, and in particular (to the extent applicable) the Company has purchased a sufficient number of seat licenses for the Company Systems.

(iii) There are, and for the past three (3) years have been, no material defects, technical concerns or problems (collectively, “Technical Deficiencies”) in any of the Company Products currently offered or under development by the Company which have not been repaired and that would prevent the same from performing substantially in accordance with their user specifications or functionality descriptions. To the Knowledge of the Company after analyzing Company Products and Company Systems using industry standard Malicious Code checking programs, there is no Malicious Code in any of the Company Products or Company Systems. The Company has not received any complaints from any customers related to any Malicious Code or Technical Deficiencies in any Company Products.

(i) The Company owns, leases, licenses, or otherwise has the legal right to use its Company Systems, and such Company Systems are sufficient for the immediate future needs of the Company’s business as it is currently conducted. The Company has put commercially reasonable safeguards in place to protect (i) the confidentiality, integrity, and security of the Company Systems and the data stored therein or transmitted thereby including by implementing industry standard procedures preventing unauthorized access and the introduction of any virus, worm, Trojan horse or similar disabling code or program (“Malicious Code”), and the taking and storing on-site and off-site of back-up copies of critical data. The Company has implemented and maintains reasonable industry standard security, disaster avoidance and recovery and business continuity plans, procedures and facilities, including by implementing systems and procedures that provide continuous monitoring and alerting of any problems, issues or vulnerabilities in the Company Systems. All such plans and procedures have been deemed effective upon testing in all material respects, and in the last twelve (12) months, there has not been any material failure with respect to any of the Company Systems that has not been remedied or replaced in all respects.

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(j) The Company and the conduct of its business are and have in the last five (5) years been in compliance with all Data Security Requirements in all material respects, and there have not been any notices of actual or alleged incidents of data security breaches, unauthorized use of or access to any of the Company Systems, or unauthorized acquisition, destruction, damage, disclosure, loss, corruption, alteration, or use of any Company Data or other written notice received relating to Data Security Requirements. The transactions contemplated by this Agreement will not result in any liabilities in connection with any Data Security Requirements. The identity of the Company’s chief information security officer, or other individual tasked with ensuring information security, is set forth Schedule 3.10(j) (such individual, the “Information Officer”). Pursuant to the Company’s Written Information Security Plan, upon discovery of any problems or issues identified with respect to the Company Systems that would affect personal data, the Company employees must notify the Data Security Coordinator or department head, and notice is provided promptly to the Information Officer. All employees must certify to their commitment to maintain the confidentiality of nonpublic information and to use such information only in the course of employment. The Company carries cybersecurity insurance in the amounts and with the limitations described on Schedule 3.10(j).

(k) The Company: (i) owns and possesses all right, title and interest in and to the Company Product Data (excluding Personal Data) free and clear of material restrictions, including all Intellectual Property rights embodied in or associated with the underlying Company Product Data, and (ii) has all rights to all of the Company Product Data (excluding Personal Data), including the rights, directly or indirectly, to use or exploit the same in compliance with law and the Company’s privacy policy in the conduct of the Company’s business, including the rights to publish, reproduce, distribute, license, sell, and create derivative works of the Company Product Data, in whole or in part, anywhere in the world.

(l) The consummation of the transactions contemplated by this Agreement will not result in the loss or impairment of, or payment of, any additional material amounts with respect to, nor require the consent of any other Person in respect of, the Company’s right to own, use, or hold for use any of the Company Intellectual Property or Company Systems in a manner substantially similar to the manner in which the Company Intellectual Property and Company Systems were owned, used, or held for use by the Company prior to the Closing Date.

Section 3.11 Litigation.

(a) Except as set forth on Schedule 3.11, in the last five (5) years, there have not been, and there are no, material Actions or Orders (including those brought or threatened by or before any Governmental Entity) pending or, to the Knowledge of the Company, threatened against or otherwise relating to the Company or any of its properties at Law or in equity, including Actions or Orders that challenge or seek to enjoin, alter or materially delay the transactions contemplated by this Agreement or any Ancillary Agreement, but excluding, in each case, Actions or Orders that would not reasonably be expected to be material to the Company.

(b) The Company has not filed any material Action against any other Person in the last five (5) years.

Section 3.12 Company Material Contracts.

(a) Schedule 3.12(a) sets forth a true, correct and complete list of the following Contracts to which the Company is a party (“Company Material Contracts”):

(i) any stockholder, partnership, investors’ rights, voting, right of first refusal and co-sale, or registration rights agreement, or other Contract with a holder of equity securities of the Company relating to their ownership of such equity securities;

(ii) any non-competition Contract or other Contract that purports to limit (A) the ability of the Company from operating or doing business in any location, market or line of business. (B) the Persons to whom the Company may sell products or deliver services, or (C) the Persons that the Company may hire or solicit for hire;

(iii) any employment or consulting Contract with any current or former employee (to the extent of any ongoing liability) or individual service provider of the Company that (A) provides annual base compensation in excess of $150,000 or (B) is not terminable at-will and without any liability to the Company (other than standard employee confidentiality or non-disclosure agreements) or that cannot be terminated without the payment of severance or similar separation payments (except to the extent required by applicable Law);

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(iv) change in control, transaction bonus, retention bonus, stay and pay or similar agreements with any current or former (to the extent of any ongoing liability) employee or individual service provider of the Company;

(v) any Contract under which it is a licensee of or is otherwise granted by a third party any rights to use any Intellectual Property (other than non-exclusive end user licenses of commercially-available Software used solely for the Company’s internal use and with a total replacement cost of less than $100,000) for its internal business purposes;

(vi) any Contract under which it is a licensee of or is otherwise granted by a third party any rights to use any Intellectual Property in connection with any Company Products (other than Contracts where the primary purpose of such Contract is the Company’s receipt of a license to content and programs used in connection with Company Products in the ordinary course of business);

(vii) any Contract under which it is a licensor or otherwise grants to a third party any rights to use any Intellectual Property, other than (A) Intellectual Property licensed to customers on a non-exclusive basis on the Company’s form customer agreement or terms of service, and (B) Contracts where the primary purpose of such Contract is the Company’s grant of a non-exclusive license to content and programs to a customer, in each case in the ordinary course of business;

(viii) any Contract for the development of Intellectual Property by a third party for the benefit of the Company;

(ix) any Contract relating to the provision of co-location and related services to the Company, which services are used by the Company to fulfill its obligations to provide software and data hosting services to customers;

(x) (A) any Contract containing an agreement by the Company to provide any Person with access to the source code for any Company Products or (B) any Contract between the Company, on the one hand, and an escrow agent, on the other hand, to provide for the source code for any Company Products to be put in escrow;

(xi) any collective bargaining agreement or other Contract with any labor union, works council, or other labor organization;

(xii) any Contract providing for indemnification by the Company of any Person, except for any such Contract that is entered into in the Ordinary Course;

(xiii) Contract evidencing Indebtedness of the Company;

(xiv) Contract under which the Company is lessee of or holds or operates any tangible property, including real property, owned by any other Person, except for any lease or agreement under which the aggregate annual rental payments do not exceed $250,000;

(xv) joint venture, strategic alliance and similar Contracts;

(xvi) any Contracts listed on Schedule 3.21;

(xvii) any Contract with any Material Content Provider, Material Customer, or Material Supplier;

(xviii) any Contract or group of related Contracts (other than non-continuing purchase orders) reasonably expected to result in future payments to or by the Company in excess of $500,000 per annum, except for Contracts that are terminable on less than 30 days’ notice without penalty;

(xix) any Contract that grants to any Person, other than the Company, (A) a most favored pricing provision or (B) any exclusive rights, rights of first refusal, rights of first negotiation or similar rights;

(xx) any Contract entered into in the last five (5) years for the settlement of any Action for which the Company has any ongoing liability or obligation;

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(xxi) any Contract requiring or providing for any capital expenditure in excess of $500,000;

(xxii) material interest rate, currency or other hedging Contract;

(xxiii) any Contract for (A) the divestiture of any material business, properties or assets of the Company or (B) the acquisition by the Company of any material operating business, properties or assets, whether by merger, purchase, sale of stock or assets or otherwise, in each case, which contains continuing obligations or liabilities with respect to the Company;

(xxiv) any material distributor, reseller, sales representative, marketing or advertising Contract (other than non-continuing purchase orders);

(xxv) any Contract containing any provision pursuant to which the Company will be obligated to make a payment to any Person at the Closing as a direct result of the consummation of the transactions contemplated by this Agreement or any Ancillary Agreement;

(xxvi) any Contract between the Company, on the one hand, and any officer, director or Affiliate of the Company or any of its “associates” or “immediate family” members (as such terms are defined in Rule 12b-2 and Rule 16a-1 of the Exchange Act), on the other hand, including any Contract pursuant to which the Company has an obligation to indemnify such officer, director, Affiliate, associate or immediate family member; or

(xxvii) any other Contract (other than non-continuing purchase orders) not of the types described above in this Section 3.12 that involves consideration in excess of $500,000 in the current fiscal year of the Company; or

(xxviii) any contract that is otherwise material to the Company or their respective businesses.

(b) The Company Material Contracts (except those that are canceled, rescinded or terminated after the date hereof in accordance with their terms) are in full force and effect in all material respects in accordance with their respective terms with respect to the Company, and, to the Knowledge of the Company, the other party thereto, subject to bankruptcy, insolvency, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general principles of equity. The Company has performed all material obligations required to be performed by it under such Company Material Contracts, and neither the Company nor, to the Knowledge of the Company, the other parties thereto, are in material breach or material default thereunder and, to the Knowledge of the Company, no event has occurred which would permit termination, modification or acceleration of any Company Material Contract by any party thereto. The Company has not received notice of any current default under any Company Material Contract. The Company has not given notice of its intent to terminate, modify, amend or otherwise materially alter the terms and conditions of any Company Material Contract or has received any such written notice from any other party thereto, in each case other than in connection with the scheduled end or termination or other non-breach related expiration of such Contract.

Section 3.13 Tax Returns; Taxes. Except as otherwise disclosed on Schedule 3.13:

(a) all income and other material Tax Returns of the Company required to have been filed with any Governmental Entity in accordance with any applicable Law have been duly and timely filed and are correct and complete in all material respects;

(b) all Taxes due and owing by the Company have been paid in full;

(c) there are not now any extensions of time in effect with respect to the dates on which any Tax Return of the Company were or are due to be filed;

(d) all deficiencies asserted as a result of any examination of any Tax Returns of the Company have been paid in full, accrued on the books of the Company or finally settled;

(e) no claims for additional unpaid Taxes have been asserted in writing within the last three (3) years and no proposals or deficiencies for any Taxes of the Company are being asserted, proposed or, to the Knowledge of the Company, threatened, and no audit or investigation of any Tax Return of the Company is currently underway, pending or, to the Knowledge of the Company, threatened;

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(f) the Company has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid to any employee, independent contractor, creditor, stockholder or other third party;

(g) there are no outstanding waivers or agreements by or on behalf of the Company for the extension of time for the assessment of any Taxes or any deficiency thereof and the Company has not waived any statute of limitations in respect of Taxes;

(h) there are no Liens for Taxes against any asset of the Company (other than Liens for Taxes which are not yet due and payable);

(i) the Company is not a party to any Tax allocation or sharing agreement under which the Company will have any liability for Taxes after the Closing (excluding customary commercial agreements the primary subject of which is not Taxes);

(j) the Company has not been a member of an affiliated group filing a consolidated U.S. federal income Tax Return (other than a group the common parent of which was the Company); and does not have any liability for the Taxes of any Person (other than a Person that is a member of a group of which the Company is the common Parent) under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee or successor, or by contract (excluding customary commercial agreements the primary subject of which is not Taxes);

(k) the Company is not, and has not been, a party to any “listed transaction,” as defined in Treasury Regulation Section 1.6011-4(b)(2);

(l) no claim has ever been made by an Governmental Entity in a jurisdiction where the Company does not file Tax Returns that the Company may be subject to taxation by that jurisdiction;

(m) the Company has not been a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code;

(n) none of the assets of the Company are an equity interest in an entity or arrangement classified as a partnership for United States federal, state or local income Tax purposes;

(o) the Company is, and has been at all times since October 1, 2018, treated as a corporation for United States federal income Tax purposes;

(p) the Company will not be required to include any item of income in, or exclude any deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any: (i) change in method of accounting, or use of an improper method of accounting, for a taxable period ending on or prior to the Closing Date; (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax Law) executed on or prior to the Closing Date; (iii) intercompany transactions as described in Treasury Regulations Section 1.1502-13 (or any corresponding or similar provision of state, local or foreign income Tax law) or excess loss account described in Treasury Regulations Section 1.1502-19 (or any corresponding or similar provision of state, local or foreign income Tax Law); (iv) installment sale or open transaction disposition made on or prior to the Closing Date; (v) prepaid amount received on or prior to the Closing Date, other than amounts reflected on the Financial Statements and amounts accrued in the Ordinary Course since then; (vi) election described in Section 108(i) of the Code (or any corresponding or similar provision of state, local or non-U.S. Law);

(q) the Company has not distributed stock of another Person, nor has it had its stock distributed by another Person, in a transaction that purported or intended to be governed in whole or in part by Section 355 or 361 of the Code;

(r) the Company has not had a permanent establishment (within the meaning of an applicable Tax treaty or convention between the United States and such foreign country), or otherwise been subject to taxation in any country other than the country of its formation; and

(s) the Company has not taken, or agreed to take, any action, or has knowledge of any fact or circumstance, that could reasonably be expected to prevent the Merger, taken together, from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

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Section 3.14 Environmental Matters.

(a) The Company is and has for the past five (5) years been in compliance in all material respects with all applicable Environmental Laws, which compliance has included obtaining and complying in all material respects with all Environmental Permits required pursuant to Environmental Laws for the occupation of its facilities and the operation of its business.

(b) The Company has not (i) treated, stored, disposed of, arranged for or permitted the disposal of, transported, handled, manufactured, distributed, exposed any Person to, or released any Hazardous Substance, or (ii) owned or operated any facility or property which is or has been contaminated by any Hazardous Substance by the Company, in each case so as to give rise to liability of the Company pursuant to any Environmental Laws.

(c) The Company has not assumed, undertaken, provided an indemnity with respect to, or otherwise become subject to, any material obligation or liability of any other Person relating to any Hazardous Substance or Environmental Laws.

(d) The Company has not received written notice from any Governmental Entity or any Person that the Company is subject to any pending Action, Order or any actual or alleged liability (i) based upon any Environmental Law, including arising out of any act or omission of the Company or any of their respective employees, agents or Representatives, or (ii) relating to any Hazardous Substance, including claims arising out of the ownership, use, control or operation by the Company of any facility, site, area or property from which there was a Release of any Hazardous Substance.

Section 3.15 Licenses and Permits. Schedule 3.15 sets forth a true, correct and complete list of all material Licenses and approvals held by the Company. To the Knowledge of the Company, the Company own or possess all material Licenses that are necessary to enable them to carry on their respective operations as presently conducted.

Section 3.16 Company Benefit Plans.

(a) Schedule 3.16(a) contains a true, correct and complete list of all material Company Benefit Plans and separately identifying each PEO Plan. With respect to each such Company Benefit Plan, the Company has provided Parent true, correct and complete copies of the following documents, to the extent applicable: (i) the current plan document and any related trust documents, and amendments thereto; (ii) the three most recent annual returns (Forms 5500 and schedules thereto) and the most recent actuarial report, if any; (iii) the most recent IRS determination, opinion or advisory letter; (iv) the most recent summary plan description and any material modifications thereto; and (v) any related insurance contracts or funding arrangements. As applicable with respect to each PEO Plan, the Company has made available to Parent true, correct and complete copies of (i) the current summary plan description and each summary of material modifications thereto, (ii) the contract or agreement pursuant to which the professional employer organization provides such PEO Plans to the current and former employees of the Company, and (iii) with respect to any PEO Plan that is intended to be qualified under Section 401(a) of the Code, the most recent IRS determination or opinion letter and an executed version of the PEO Plan document.

(b) Except as set forth on Schedule 3.16(b):

(i) No Company Benefit Plan is a “multiemployer plan” (as defined in Sections 3(37) or 4001(a)(3) of ERISA), a “multiple employer plan” described in Section 413(c) of the Code, or a “multiple employer welfare arrangement” (as defined in Section 3(40) of ERISA), and the Company has no current or contingent obligation or liability in connection with any such “multiemployer plan” or “multiple employer plan,” including by reason of at any time being considered a single employer under Section 414 of the Code with any other Person;

(ii) No Company Benefit Plan is and the Company has no current or contingent liability or obligation under or with respect to a plan that is or was subject to Section 302 or Title IV of ERISA or Section 412 of the Code, and the Company has no current or contingent liability or obligation by reason of at any time being considered a single employer under Section 414 of the Code with any other Person;

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(iii) Each Company Benefit Plan and related trust and, with respect to the Company’s participation thereunder and, to the Knowledge of the Company, each PEO Plan, has been established, administered, funded and maintained, in form and operation, in all material respects in accordance with its terms and in compliance with all applicable Laws (including ERISA and the Code), and all contributions, premiums, reimbursements, distributions or payments required to be made with respect to any Company Benefit Plan and, with respect to the Company’s participation thereunder and, to the Knowledge of the Company, each PEO Plan for all periods ending prior to or as of the date hereof have been timely made;

(iv) No liability, claim, Action, audit, investigation or litigation is pending or, to the Knowledge of the Company, threatened with respect to any Company Benefit Plan or, to the Knowledge of the Company, with respect to the Company’s participation thereunder, each PEO Plan (other than routine claims for benefits payable in the Ordinary Course and appeals of denied such claims) and neither the Department of Labor or the U.S. Internal Revenue Service (the “IRS”) has notified the Company in writing that it has commenced any audit or investigation of any Company Benefit Plan;

(v) Each Company Benefit Plan or PEO Plan intended to be “qualified” within the meaning of Section 401(a) of the Code has received a favorable determination letter from the IRS, or is comprised of a master or prototype plan that has received a favorable opinion letter from the IRS, and, to the Knowledge of the Company, no event has occurred and no condition exists which could reasonably be expected to result in the revocation of any such determination letter or opinion letter or adversely affect the qualification of such Company Benefit Plan or PEO Plan;

(vi) The Company has not incurred nor have any events occurred that would reasonably be expected to result in the imposition of any material penalty or Tax under Section 4980H or Section 4980D of the Code with respect to any Company Benefit Plan or any failure by the Company to comply with all applicable requirements under the Patient Protection and Affordable Care Act, and, to the Knowledge of the Company, the Company has not incurred nor have any events occurred that would reasonably be expected to result in the imposition of any material penalty or Tax under Section 4980H or Section 4980D of the Code with respect to any PEO Plan, and no Company Benefit Plan provides for material post-employment or post-termination medical, health, or life insurance or any other welfare-type benefits to any current or former employee, officer or director of the Company, except as required by COBRA for which the covered person pays the cost of coverage as required under COBRA;

(vii) Neither the Company nor any current or former employee, officer or director thereof or, to the Knowledge of the Company, any other “disqualified person” or “party in interest” (as defined in Section 4975(e)(2) of the Code and Section 3(14) of ERISA, respectively) has engaged in any transactions in connection with any Company Benefit Plan or a breach of fiduciary duty (as determined under ERISA) with respect to a Company Benefit Plan that would reasonably be expected to result in the imposition of a material penalty on the Company pursuant to Section 502 of ERISA, material damages to the Company pursuant to Section 409 of ERISA or a material tax on the Company pursuant to Section 4975 of the Code; and

(viii) The Company has not filed an application under the IRS Employee Plans Compliance Resolution System or the Department of Labor’s Voluntary Fiduciary Correction Program with respect to any Company Benefit Plan with respect to which current or contingent liability to the Company remains.

(c) Neither the Company, nor any employee, equityholder, service provider (current or former) of the Company, is a party to any agreement, contract, arrangement or plan that has resulted or could result in the payment of any “excess parachute payment” within the meaning of Section 280G of the Code as a result of the transactions contemplated by this Agreement.

(d) Except as set forth on Schedule 3.16(d), neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby (either alone or in conjunction with any other event), other than any arrangement or agreement entered into with Parent in connection with this Agreement, will, directly or indirectly, (A) result in any payment (whether in cash, property or the vesting of property), benefit or other right becoming due to any employee, officer, director or independent contractor (current or former) of

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the Company, (B) increase any compensation or benefits otherwise payable under any Company Benefit Plan or otherwise, (C) result in the acceleration of the time of payment, funding or vesting of any such compensation, benefits, or other rights under any such Company Benefit Plan or otherwise, or (D) result in an obligation to fund or otherwise set aside assets to secure to any extent any of the obligations under any Company Benefit Plan.

(e) The Company maintains no obligation to gross-up or reimburse any individual for any Tax or related interest or penalties incurred by such individual, including under Sections 409A or 4999 of the Code or otherwise.

(f) Each Company Benefit Plan that constitutes in any part a nonqualified deferred compensation plan within the meaning of Section 409A of the Code has been operated and maintained in all material respects in operational and documentary compliance with Section 409A of the Code and applicable guidance thereunder.

Section 3.17 Labor Relationships.

(a) None of the Company’s employees are represented by a union, works council, or other labor organization or employee representative body, nor is the Company party to or bound by any collective bargaining agreement, works council agreement or other labor-related Contract or bargaining relationship with any union, works council, or other labor organization or employee representative body. To the Knowledge of the Company, there are no, and within the past three (3) years have been no, pending or threatened union organizing or decertification activities relating to employees of the Company.

(b) There are no, and for the past three (3) years there have not been any pending or to the Knowledge of the Company, threatened walk outs, strikes, hand billing, picketing, lockouts, work stoppages or other material labor dispute against or affecting the Company.

(c) Except as would not result in material liability for the Company: (i) within the past three (3) years, the Company has paid all wages, salaries, wage premiums, commissions, bonuses, fees, or other compensation which has or have come due and payable to its current and former employees and independent contractors under applicable Law, Contract or policy, and (ii) each individual who has provided services to the Company within the past three (3) years and who is or was classified and treated as an independent contractor is and has been properly classified and treated as such for all applicable purposes.

(d) To the Knowledge of the Company, no Person is in any respect in violation of any term of any employment agreement, nondisclosure agreement, common law nondisclosure obligation, fiduciary duty, noncompetition agreement, restrictive covenant or other obligation: (i) to the Company or (ii) with respect to any Person who is a current employee of independent contractor of the Company, to any third party with respect to such Person’s right to be employed or engaged by the Company or to the knowledge or use of trade secretes or proprietary information.

(e) The Company is not and has not been: (i) a “contractor” or “subcontractor” (as defined by Executive Order 11246), (ii) required to comply with Executive Order 11246, (iii) required to maintain an affirmative action plan or (iv) party to, or bound by, any foreign, federal, state or local government contracts requiring the payment of prevailing wage rates and/or benefits to workers.

(f) To the Knowledge of the Company, no officer, executive, or key employee of the Company intends to terminate his or her employment prior to the Closing.

(g) The Company has promptly, thoroughly, and impartially investigated all employment discrimination and sexual harassment claims which have been made by an employee within the past three (3) years. With respect to each such claim with potential merit, the Company has taken prompt corrective action that is reasonably calculated to prevent further discrimination and harassment. The Company does not reasonably expect to incur any Losses with respect to any such allegations.

(h) Schedule 3.17(h) sets forth by name, date (and if applicable, expected return date) and location all employees terminated by the Company (other than for cause) or furloughed by the Company within the ninety (90) days preceding the Closing Date (such schedule to be updated, as necessary, on or prior to the Closing Date). No mass employee layoff, facility closure (whether voluntary or by Order), reduction-in-force, furlough, or material reduction in salary or wages affecting employees of the Company has occurred within the

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past six (6) months or is, at the date hereof, planned by the Company or announced. The Company has taken all reasonable measures to protect its employees, consultants and customers with respect to COVID-19. The Company is, and during the past three (3) years the Company has been, in compliance in all material respects with the WARN Act.

Section 3.18 International Trade & Anti-Corruption Matters.

(a) Neither the Company, nor any of their respective officers, directors or employees, nor to the Knowledge of the Company, any agent or other third party representative acting on behalf of the Company: (x) is currently, or has been in the last five (5) years: (i) a Sanctioned Person, (ii) organized, resident or located in a Sanctioned Country, (iii) engaging in any dealings or transactions with any Sanctioned Person or in any Sanctioned Country, to the extent such activities violate applicable Sanctions Laws or Ex-Im Laws, or (iv) otherwise in violation of applicable Sanctions Laws, Ex-Im Laws, or the anti-boycott Laws administered by the U.S. Department of Commerce and the U.S. Department of Treasury’s Internal Revenue Service (collectively, “Trade Control Laws”); or (y) has at any time made or accepted any unlawful payment or given, offered, promised, or authorized or agreed to give, any money or thing of value, directly or indirectly, to any Government Official or other Person in violation of any applicable Anti-Corruption Laws. The Company has maintained complete and accurate books and records, including records of payments to any agents, consultants, representatives, third parties and Government Officials.

(b) The Company has implemented and maintains in effect written policies, procedures and internal controls, including an internal accounting controls system, that are reasonably designed to prevent, deter and detect violations of applicable Anti-Corruption Laws and Trade Control Laws. During the five (5) years prior to the date hereof, the Company has not, in connection with or relating to the business of the Company, received from any Governmental Entity or any other Person any notice, inquiry, or internal or external allegation, made any voluntary or involuntary disclosure to a Governmental Entity, or conducted any internal investigation or audit concerning any actual or potential violation or wrongdoing related to Trade Control Laws or Anti-Corruption Laws.

(c) The Company has not imported merchandise into the United States that has been or is covered by an anti-dumping duty order or countervailing duty order or is subject to or otherwise covered by any pending anti-dumping or countervailing duty investigation by agencies of the United States government.

Section 3.19 Certain Fees. No Parent Party nor the Company shall be obligated to pay or bear any brokerage, finder’s or other fee or commission to any broker, finder or investment banker in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of any of the Equityholders or the Company or any of their respective Affiliates.

Section 3.20 Insurance Policies. Schedule 3.20 contains a true, correct and complete list of all material insurance policies carried by or for the benefit of the Company. All such policies provide coverage sufficient for a business of the size and type operated by the Company. All such insurance policies are in full force and effect, all premiums with respect thereto covering all period up to the Closing on the Closing Date will have been paid, shall otherwise be maintained by the Company in full force and effect in all material respects as they apply to any matter, action or event relating to the Company occurring through the Closing Date, and no notice of cancellation, termination, reduction in coverage or disallowance of any claim has been received by the Company with respect to any such policy. There is no pending material claim by the Company against any insurance carrier under any such insurance policy for which coverage has been denied or disputed by the applicable insurance carrier (other than a customary reservation of rights notice).

Section 3.21 Affiliate Transactions. Except for employment relationships and compensation, benefits, travel advances and employee loans in the Ordinary Course as disclosed on Schedule 3.21, there are no transactions or Contracts between the Company, on the one hand, and any director, officer, stockholder, warrant holder or Affiliate of the Company on the other (except any transactions or Contracts that are not material to the Company). Except as set forth on Schedule 3.21, neither the Company nor their respective Affiliates, directors, officers or employees possesses, directly or indirectly, any financial interest in, or is a director, officer or employee of, any Person (other than the Company) which is a Material Content Provider, Material Customer or Material Supplier, or material client, lessor, lessee, or competitor, of the Company.

Section 3.22 Information Supplied. None of the information supplied or to be supplied by the Company for inclusion or incorporation by reference in the Proxy Statement will, at the date the Proxy Statement is first mailed or

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at the time of the Parent Common Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading (subject to the qualifications and limitations set forth in the materials provided by the Company or that is included in the Proxy Statement). Notwithstanding the foregoing, the Company makes no representation, warranty or covenant with respect to (a) statements made or incorporated by reference therein based on information supplied by the Parent Parties for inclusion or incorporation by reference in the Proxy Statement or any Parent Reports, or (b) any projections or forecasts included in the Proxy Statement.

Section 3.23 Content Providers, Customers, and Suppliers. Schedule 3.23 sets forth a list of the Company’s Material Content Providers, Material Customers and Material Suppliers as measured by the dollar amount of purchases thereby or therefrom, for the Company’s fiscal year ending December 31, 2019, and for the trailing six (6) month period ending June 30, 2020, showing (i) the approximate amount paid for such program and content, (ii) the approximate total sales by the Company to each such Material Customer and (iii) the approximate total purchases by the Company from each such Material Supplier, during each such period. No such Material Content Provider, Material Customer or Material Supplier listed on Schedule 3.23, has (a) terminated its relationship with the Company, (b) as of the date hereof, to the Knowledge of the Company, reduced its business with the Company or adversely modified its relationship with the Company, (c) as of the date hereof, to the Knowledge of the Company, notified the Company of its intention to take any such action and, to the Knowledge of the Company, no such Material Content Provider, Material Customer or Material Supplier is contemplating such an action, or (d) to the Knowledge of the Company, become insolvent or subject to bankruptcy proceedings.

Section 3.24 Compliance with Laws. The Company is, and has been for the past five (5) years, in compliance in all material respects with all Laws, Orders and, during the period of their application, COVID-19 Measures, which are, in each case, applicable to its business, operations, assets and properties, except for noncompliance which would not reasonably be expected to be material to the Company. The Company has not received any notice of, or been charged with, the violation of any such Laws, Orders or COVID-19 Measures.

Section 3.25 Sufficiency of Assets. Except as would not reasonably be expected to be material to the Company, the Company has good and marketable title to, or, in the case of leased properties and assets, valid leasehold interests in, all of the material items of tangible personal property used or held for use in the business of the Company, free and clear of any and all Liens (other than Permitted Liens). The tangible assets owned or leased by the Company constitute all of the tangible assets reasonably necessary for the continued conduct of the business of the Company after the Closing in the Ordinary Course.

Section 3.26 PPP Loan. The PPP Loan was obtained by the Company in accordance, in all material respects, with all applicable Laws and all applicable eligibility requirements under the Paycheck Protection Program, in each case as existing as of the time of the Company’s final application for the PPP Loan. The Company has not received a notice from any Governmental Authority asserting or threatening that any portion of the PPP Loan is not or may not be eligible for forgiveness or that the PPP Loan does not comply with applicable Laws and requirements.

Section 3.27 Fundamental Change. This Agreement and the transactions contemplated hereby shall qualify as a Liquid Fundamental Change, as defined in the Certificate of Designations, as amended by the CoD Amendment. In connection with the Liquid Fundamental Change contemplated hereby and pursuant to the terms of the Certificate of Designations, as amended by the CoD Amendment, the Company Preferred Stock shall automatically convert into shares of Company Common Stock at a conversion rate per share equal to the then current Accrued Value of such shares (plus any accrued but unpaid dividends not included in the Accrued Value to but excluding the Conversion Date) divided by the Total Per Share Exchange Value.

Article IV
REPRESENTATIONS AND WARRANTIES OF THE MAJORITY STOCKHOLDER

Except in each case as set forth in the applicable disclosure schedules corresponding to the referenced section below, or where its relevance as an exception to (or disclosure for purposes of) such representation or warranty is reasonably apparent, delivered by the Majority Stockholder to the Company and the Parent Parties concurrently with the execution of this Agreement (the “Stockholder Disclosure Schedules”), and subject to the terms, conditions and limitations set forth in this Agreement, the Majority Stockholder hereby represents and warrants to the Company and the Parent Parties, severally and not jointly, as of the date of this Agreement and the Closing Date, as follows:

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Section 4.1 Organization. The Majority Stockholder is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its formation.

Section 4.2 Authority. The Majority Stockholder has all requisite power and authority to execute and deliver this Agreement and each of the Ancillary Agreements to which it is a party, as applicable, and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the Ancillary Agreements to which the Majority Stockholder is a party, as applicable, and the consummation of the transactions contemplated hereby and thereby have been (and such Ancillary Agreements to which the Majority Stockholder will be a party will be when delivered at the Closing) duly authorized by all necessary action on the part of the Majority Stockholder. This Agreement has been (and each of the Ancillary Agreements to which the Majority Stockholder will be a party will be when delivered at the Closing) duly executed and delivered by the Majority Stockholder and constitutes (and, with respect to each of the Ancillary Agreements to which the Majority Stockholder will be a party, will constitute when delivered at the Closing) the valid, legal and binding agreement of the Majority Stockholder (assuming that this Agreement has been, and the Ancillary Agreements to which the Majority Stockholder is a party will be, duly and validly authorized, executed and delivered by the other Persons party thereto), enforceable against such Majority Stockholder in accordance with its terms, except (a) to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting the enforcement of creditors’ rights generally and (b) that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceeding thereof may be brought. The CoD Written Consent has been executed by the Requisite Stockholders and remains in full force and effect as of the date hereof. The Merger Consent has been executed by the Majority Stockholder and remains in full force and effect as of the date hereof.

Section 4.3 Consents and Approvals; No Violations. Subject to the filing of the Certificate of Merger, and the applicable requirements of the HSR Act, and assuming the truth and accuracy of the Parent Parties’ representations and warranties contained in Section 5.4, and the representations and warranties of the Parent Parties contained in any Ancillary Agreement, and except as set forth on Schedule 4.3 of the Stockholder Disclosure Schedules, neither the execution and delivery of this Agreement or any Ancillary Agreement nor the consummation of the transactions contemplated hereby or thereby will (a) conflict with or result in any material breach of any provision of the Organizational Documents of the Majority Stockholder, (b) require any filing with, or the obtaining of any material consent or approval of, any Governmental Entity, (c) result in a material violation of or material default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, mortgage, other evidence of indebtedness, guarantee, license, agreement, lease or other contract, instrument or obligation to which the Majority Stockholder is a party or by which the Majority Stockholder or any of its assets may be bound, (d) result in the creation of any Lien upon any of the properties or assets of the Majority Stockholder (other than Permitted Liens), or (e) violate in any material respect any Law or Order applicable to the Majority Stockholder, except for violations or defaults which would not reasonably be expected to be material to the Majority Stockholder.

Section 4.4 Certain Fees. Neither Parent Party nor the Company shall be obligated to pay or bear any brokerage, finder’s or other fee or commission to any broker, finder or investment banker in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Majority Stockholder or any of its Affiliates.

Article V
REPRESENTATIONS AND WARRANTIES OF THE PARENT PARTIES

Except as set forth in the disclosure schedules delivered by Parent to the Company concurrently with the execution of this Agreement (the “Parent Disclosure Schedule”), the Parent Parties hereby jointly and severally represent and warrant to the Company, as of the date of this Agreement and the Closing Date, as follows:

Section 5.1 Organization. Each of the Parent Parties is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware. Each of the Parent Parties has all requisite corporate power and authority to own, lease and operate its properties and to carry on in all material respects its business as now being conducted, except where the failure to have such power or authority would not prevent or materially delay the consummation of the transactions contemplated by this Agreement or the Ancillary Agreements to which such Parent Party is a party. Each of the Parent Parties is duly qualified, licensed or registered as a foreign entity to transact business, and is in good standing, under the Laws of each jurisdiction where the character of its properties or assets owned, leased or operated by it, its activities, or the location of the properties or assets owned, leased or operated by

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it requires such qualification, licensing or registration, except where the failure of such qualification, licensing or registration would not reasonably be expected to have a Material Adverse Effect. Except for Merger Sub, Parent has no Subsidiaries. Except as set forth in the preceding sentence, neither Parent nor Merger Sub owns, directly or indirectly, any interest or investments (whether equity or debt) in any Person, whether incorporated or unincorporated. Except as provided hereby, no Parent Party is party to any contract that obligates any Parent Party to invest money in, loan money to or make any capital contribution to any other Person.

Section 5.2 Authorization. Each of the Parent Parties has the requisite corporate power and authority to execute and deliver this Agreement and the Ancillary Agreements to which it is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby, subject in the case of the consummation of the Merger, to the receipt of the requisite approval of the Transaction Proposals by the Parent Stockholders. The affirmative vote of the holders of a majority of the shares of Parent Common Stock and Parent Class B Stock, voting together as a single class, that are voted at the Parent Common Stockholders Meeting, is the only vote of the holders of Parent’s capital stock required to approve the Transaction Proposals, assuming a quorum is present (the “Parent Stockholder Approval”). Parent Stockholder Approval of the Transaction Proposals are the only votes of any class or series of Parent’s capital stock necessary to adopt this Agreement and any Ancillary Agreement and to approve the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action. This Agreement has been, and the Ancillary Agreements to which any of the Parent Parties are or will be a party as of the Closing Date shall be, duly authorized, executed and delivered by each of the Parent Parties, as applicable, and, assuming the due authorization, execution and delivery by each other party hereto and thereto, constitutes the legal, valid and binding obligations of each of the Parent Parties, as applicable, enforceable against each of the Parent Parties, as applicable, in accordance with their respective terms, subject to applicable bankruptcy, insolvency and other similar Laws affecting the enforceability of creditors’ rights generally, general equitable principles and the discretion of courts in granting equitable remedies.

Section 5.3 Capitalization.

(a) Section 5.3(a) of the Parent Disclosure Schedule sets forth the number and holder of all of the issued and outstanding capital stock of each of Parent and Merger Sub as of the date hereof. Parent is the sole record and beneficial owner of all of the issued and outstanding equity securities of Merger Sub, free and clear of all Liens. All of the issued and outstanding equity securities of the Parent Parties have been duly authorized and validly issued, and are fully paid and non-assessable. No Person other than Parent has any rights with respect to such equity securities of Parent, and no Person other than Parent has any rights with respect to such equity securities of Merger Sub, and no such rights arise by virtue of or in connection with the transactions contemplated by this Agreement.

(b) The authorized capital stock of Parent consists of only 111,000,000 shares of capital stock, consisting of (i) 100,000,000 shares of Parent Common Stock, (ii) 10,000,000 shares of Parent Class B Stock and (iii) 1,000,000 shares of preferred stock. As of the date hereof, the issued and outstanding capital stock of Parent consists of 18,687,500 shares of capital stock, consisting of (A) 14,950,000 shares of Parent Common Stock, (B) 3,737,500 shares of Parent Class B Stock and (C) no shares of preferred stock. All of the shares of Parent Common Stock issuable pursuant to this Agreement at the Effective Time will be, when so issued, (1) duly authorized, validly issued, fully paid and nonassessable and free of preemptive rights, (2) issued pursuant to an effective registration statement filed under the Securities Act, or an appropriate exemption therefrom, and in accordance therewith, and (3) registered under the Exchange Act. Except pursuant to this Agreement (including the Class B Conversion) and the Parent Warrants, there are no stock appreciation, phantom stock, stock-based performance unit, profit participation, restricted stock, restricted stock unit, other equity based compensation award or similar rights with respect to Parent and no options, warrants, rights, convertible or exchangeable securities, “phantom” rights, appreciation rights, performance units, commitments or other agreements relating to the Parent Common Stock, Parent Class B Stock or Parent preferred stock, or obligating Parent to issue, deliver or sell, or cause to be issued, delivered or sold any shares of Parent Common Stock, Parent Class B Stock, Parent preferred stock or any other interest in Parent, including any security convertible or exercisable into Parent Common Stock, Parent Class B Stock or Parent preferred stock. There are no Contracts to which Parent is a party which require Parent to repurchase, redeem or otherwise acquire any shares of Parent Common Stock, Parent Class B Stock, Parent preferred stock or any other interest in Parent. Each share of Parent Common Stock that has been sold has been sold pursuant to an effective registration statement filed under the Securities

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Act, or an appropriate exemption therefrom, and in accordance therewith. All shares of Parent Common Stock are registered under the Exchange Act. None of the issued and outstanding shares of Parent Common Stock or Parent Class B Stock were issued in violation of any preemptive rights, Laws or Orders. Except as set forth on Section 5.3(b) of the Parent Disclosure Schedule, there are no voting trusts, stockholder agreements, proxies or other agreements in effect with respect to the voting or transfer of any shares of Parent Common Stock or any other interests in Parent.

(c) Parent has issued 12,215,000 warrants (the “Parent Warrants”), each such Parent Warrant entitling the holder thereof to purchase one (1) share of Parent Common Stock on the terms and conditions set forth in the applicable warrant Contract.

(d) Each holder of any of the shares of Parent Class B Stock initially issued to Parent’s sponsor in connection with Parent’s initial public offering (i) is obligated to vote all such shares of Parent Class B Stock in favor of approving the transactions contemplated hereby, and (ii) is not entitled to redeem any of such shares of Parent Class B Stock pursuant to the Organizational Documents of Parent.

Section 5.4 Consents and Approvals; No Violations. Subject to the receipt of the Parent Stockholder Approval of the Transaction Proposals, the filing of the Certificate of Merger, the filing of any Parent Report, the filing of the Proxy Statement, and the applicable requirements of the HSR Act, and assuming the truth and accuracy of the Company’s representations and warranties contained in Section 3.5, the Majority Stockholder’s representations and warranties contained in Section 4.3, and the representations and warranties of the Company and the Majority Stockholder contained in any Ancillary Agreement, neither the execution and delivery of this Agreement or any Ancillary Agreement nor the consummation of the transactions contemplated hereby or by any Ancillary Agreement will (a) conflict with or result in any material breach of any provision of the Organizational Documents of any Parent Party, (b) require any filing with, or the obtaining of any material consent or approval of, any Governmental Entity, (c) result in a material violation of or material default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, mortgage, other evidence of indebtedness, guarantee, license, agreement, lease or other contract, instrument or obligation to which any Parent Party is a party or by which any Parent Party or any of their respective assets may be bound, (d) result in the creation of any Lien upon any of the properties or assets of any Parent Party (other than Permitted Liens), or (e) violate in any material respect any Law or Order applicable to any Parent Party, except for violations or defaults which would not reasonably be expected to be material to the Parent Parties, taken as a whole.

Section 5.5 Financial Statements.

(a) The financial statements and notes contained or incorporated by reference in the Parent Reports fairly present, in all material respects, (a) the financial condition of the Parent as at the respective dates of, and for the periods referred to in, such financial statements, in accordance with GAAP applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Regulation S-X of the SEC), and (b) the consolidated financial position, results of operations, income and cash flows of Parent as at the respective dates of, and for the periods referred to in, such financial statements, except as otherwise noted therein. The Parent has no material off-balance sheet arrangements that are not disclosed in the Parent Reports.

(b) Except as not required in reliance on exemptions from various reporting requirements by virtue of Parent’s status as an “emerging growth company” within the meaning of the Securities Act, as modified by the JOBS Act, since December 31, 2019, (i) Parent has established and maintained a system of internal controls over financial reporting (as defined in Rule 13a-15 and Rule 15d-15 under the Exchange Act) sufficient to provide reasonable assurance regarding the reliability of Parent’s financial reporting and the preparation of Parent’s financial statements for external purposes in accordance with GAAP and (ii) Parent has established and maintained disclosure controls and procedures (as defined in Rule 13a-15 and Rule 15d-15 under the Exchange Act) designed to ensure that material information relating to Parent is made known to Parent’s principal executive officer and principal financial officer by others within Parent, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared

Section 5.6 PIPE Investment. Parent has made available to the Company and the Stockholder Representative true, correct and complete copies of the Primary PIPE Agreements. As of the date of this Agreement, (a) the Primary PIPE Agreements (i) are in full force and effect without amendment or modification, (ii) are the valid, binding and

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enforceable obligations of Parent (or its applicable Affiliate) and, to the knowledge of Parent, each other party thereto (except, in any case, as may be limited by applicable bankruptcy, insolvency, reorganization or similar Laws affecting creditors’ rights generally and by principles of equity) and (iii) have not been withdrawn, terminated or rescinded in any respect; (b) the Primary PIPE Agreements constitute all of the Contracts and arrangements entered into between each of the Primary PIPE Investors and their Affiliates, on the one hand, and Parent and its Affiliates, on the other hand, involving the availability of the funding in full of the Primary PIPE Investment as contemplated by the Primary PIPE Agreements; and (c) no event has occurred that (with or without notice, lapse of time or both) would reasonably be expected to constitute a breach on the part of Parent under the Primary PIPE Agreements. There are no conditions precedent or other contingencies related to the funding in full of the Primary PIPE Investment, other than as set forth in the Primary PIPE Agreements. As of the date of this Agreement, none of the Parent Parties has any reason to believe that any of the conditions to the Primary PIPE Investment would not reasonably be expected to be satisfied or that the Primary PIPE Investment would not reasonably be expected to be available in full on the Closing Date when required pursuant to this Agreement.

Section 5.7 No Undisclosed Liabilities. Except as set forth in the consolidated balance sheet of Parent included in its Annual Report on Form 10-K for the yearly period ended December 31, 2019, no Parent Party has any liabilities or obligations of the type required to be disclosed in a consolidated balance sheet of the Parent Party in accordance with GAAP, except for liabilities and obligations (a) incurred since December 31, 2019 in the Ordinary Course, (b) incurred since December 31, 2019 pursuant to or in connection with this Agreement or the transactions contemplated hereby, (c) disclosed in any Parent filings with the SEC, (d) disclosed in this Agreement (or its schedules), or (e) which would not reasonably be expected to be material to such Parent Party.

Section 5.8 Absence of Certain Changes. Except as set forth on Schedule 5.8 and as set forth in any Parent filings with the SEC, since the December 31, 2019:

(a) the Parent has conducted its business in all material respects in the Ordinary Course;

(b) there has been no Material Adverse Effect; and

(c) the Parent has not taken any action or omitted to take an action, which, if taken or omitted to be taken after the date of this Agreement, would require the consent of Company in accordance with Section 6.2.

Section 5.9 Litigation.

(a) Except as set forth on Schedule 5.8, for the past three (3) years, there have not been, and there are no material, Actions or Orders (including those brought or threatened by or before any Governmental Entity) pending or, to the knowledge of the Parent, threatened against or otherwise relating to any Parent Party or any of their respective properties at Law or in equity, including Actions or Orders that challenge or seek to enjoin, alter or materially delay the transactions contemplated by this Agreement or any Ancillary Agreement, but excluding, in each case, Actions or Orders that would not reasonably be expected to be material to the Parent Parties, taken as a whole.

(b) The Parent has not filed any material suit, litigation, arbitration, claim or action against any other Person since its formation.

Section 5.10 Parent Material Contracts.

(a) Section 5.10(a) of the Parent Disclosure Schedules sets forth a true, correct and complete list of the Parent Material Contracts.

(b) The Parent Material Contracts (except those that are canceled, rescinded or terminated after the date hereof in accordance with their terms) are in full force and effect in all material respects in accordance with their respective terms with respect to Parent and, to the knowledge of Parent, the other party thereto, assuming the due authorization, execution and delivery by such other party thereto, subject to bankruptcy, insolvency, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general principles of equity. To the knowledge of Parent, there does not exist under any Parent Material Contract any event of material default or event or condition that constitutes a material violation, breach or event of default thereunder on the part of Parent, in each case that would reasonably be expected to have a Material Adverse Effect on Parent.

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Section 5.11 Tax Returns; Taxes. Except as otherwise disclosed on Schedule 5.11:

(a) all income and other material Tax Returns of Parent required to have been filed with any Governmental Entity in accordance with any applicable Law have been duly and timely filed and are correct and complete in all material respects;

(b) all Taxes due and owing by Parent have been paid in full;

(c) there are not now any extensions of time in effect with respect to the dates on which any Tax Return of the Parent were or are due to be filed;

(d) all deficiencies asserted as a result of any examination of any Tax Returns of Parent have been paid in full, accrued on the books of Parent or finally settled;

(e) no claims for additional unpaid Taxes have been asserted in writing within the last three (3) years and no proposals or deficiencies for any Taxes of Parent are being asserted, proposed or, to the knowledge of Parent, threatened, and no audit or investigation of any Tax Return of Parent is currently underway, pending or, to the knowledge of Parent, threatened;

(f) Parent has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid to any employee, independent contractor, creditor, stockholder or other third party;

(g) there are no outstanding waivers or agreements by or on behalf of the Parent for the extension of time for the assessment of any Taxes or any deficiency thereof and the Parent has not waived any statute of limitations in respect of Taxes;

(h) there are no Liens for Taxes against any asset of Parent (other than Liens for Taxes which are not yet due and payable);

(i) Parent is not a party to any Tax allocation or sharing agreement under which Parent will have any liability for Taxes after the Closing (excluding customary commercial agreements the primary subject of which is not Taxes);

(j) Parent has not been a member of an affiliated group filing a consolidated U.S. federal income Tax Return (other than a group the common parent of which was Parent) and does not have any liability for the Taxes of any Person (other than any subsidiary of any group the common parent of which was Parent) under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee or successor, or by contract (excluding customary commercial agreements the primary subject of which is not Taxes);

(k) Parent is not and has not been a party to any “listed transaction,” as defined in Treasury Regulation Section 1.6011-4(b)(2);

(l) no claim has ever been made by an Governmental Entity in a jurisdiction where Parent does not file Tax Returns that Parent may be subject to taxation by that jurisdiction;

(m) Parent is, and has been at all times since formation, treated as a corporation for United States federal income Tax purposes;

(n) Parent will not be required to include any item of income in, or exclude any deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any: (i) change in method of accounting, or use of an improper method of accounting, for a taxable period ending on or prior to the Closing Date; (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax Law) executed on or prior to the Closing Date; (iii) intercompany transactions as described in Treasury Regulations Section 1.1502-13 (or any corresponding or similar provision of state, local or foreign income Tax law) or excess loss account described in Treasury Regulations Section 1.1502-19 (or any corresponding or similar provision of state, local or foreign income Tax Law); (iv) installment sale or open transaction disposition made on or prior to the Closing Date; (v) prepaid amount received on or prior to the Closing Date, other than amounts reflected on the financial statements of Parent and amounts accrued in the Ordinary Course since then; (vi) election described in Section 108(i) of the Code (or any corresponding or similar provision of state, local or non-U.S. Law);

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(o) Parent has not distributed stock of another Person, or has had its stock distributed by another Person, in a transaction that purported or intended to be governed in whole or in part by Section 355 or 361 of the Code;

(p) Parent has not had a permanent establishment (within the meaning of an applicable Tax treaty or convention between the United States and such foreign country), or otherwise been subject to taxation in any country other than the country of its formation; and

(q) Parent has not taken, or agreed to take, any action, or has knowledge of any fact or circumstance, that could reasonably be expected to prevent the Merger, taken together, from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

Section 5.12 Compliance with Laws. Each Parent Party is, and has been for the past three (3) years, in compliance in all material respects with all Laws, Orders and, during the period of their application, COVID-19 Measures, which are, in each case, applicable to its business, operations, assets and properties, except for noncompliance which would not reasonably be expected to be material to the Parent Parties taken as a whole. No Parent Party has received any written notice of, or been charged with, the material violation of any such Laws, Orders or COVID-19 Measures.

Section 5.13 Certain Fees. Except as set forth on Section 5.13 of the Parent Disclosure Schedule, neither the Company nor any Equityholder shall be directly or indirectly obligated to pay or bear (e.g., by virtue of any payment by or obligation of any of the Parent Parties or any of their respective Affiliates at or at any time after the Closing) any brokerage, finder’s or other fee or commission to any broker, finder or investment banker in connection with the transactions contemplated by this Agreement based on arrangements made by or on behalf of any of the Parent Parties or any of their Affiliates.

Section 5.14 Organization of Merger Sub. Merger Sub was formed solely for the purpose of engaging in the transactions contemplated by this Agreement, has not conducted any business prior to the date hereof and has no assets, liabilities or obligations of any nature other than those incident to its formation and pursuant to this Agreement and the other transactions contemplated by this Agreement.

Section 5.15 SEC Filings; NASDAQ; Investment Company Act.

(a) Parent has filed with or furnished to the SEC all Parent Reports.

(b) As of its filing date (and as of the date of any amendment), each Parent Report complied, and each Parent Report filed between the date hereof and the Closing will comply, in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as the case may be.

(c) As of their respective filing dates (or, if amended or superseded by a filing prior to the date hereof, on the date of such filing), except as may have been revised, corrected or superseded by any subsequent filing prior to the date hereof, the Parent Reports were, and any Parent Reports filed subsequent to the date hereof will be, prepared in all material respects in accordance with the requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act, as the case may be. The Parent Reports did not, and as relates to any Parent Reports filed subsequent to the date hereof will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(d) Except as may have been corrected by any subsequent filing prior to the date hereof, each Parent Report that is a registration statement, as amended or supplemented, if applicable, filed pursuant to the Securities Act, as of the date such registration statement or amendment became effective, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

(e) Since November 22, 2019, Parent has complied in all material respects with the material applicable listing and corporate governance rules and regulations of NASDAQ, including the requirements for continued listing of the Parent Common Stock on NASDAQ, and there are no actions, suits or proceedings pending or, to the knowledge of Parent, threatened or contemplated, and Parent has not received any notice from NASDAQ or the SEC regarding the revocation of such listing or otherwise regarding the delisting of the Parent Common Stock from NASDAQ or the SEC.

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(f) Parent maintains disclosure controls and procedures (as defined by Rule 13a-15(e) under the Exchange Act). Such disclosure controls and procedures are reasonably designed to ensure that all material information required to be disclosed by Parent in the reports that it files under the Exchange Act is recorded, processed, summarized and reported on a timely basis to the individuals responsible for the preparation of Parent’s filings with the SEC and other public disclosure documents and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act. Parent maintains internal control over financial reporting (as defined in Rule 13a-15(f) under the Exchange Act).

(g) Parent is in compliance in all material respects with the provisions of Sarbanes-Oxley Act and the provisions of the Exchange Act and the Securities Act relating thereto, which under the terms of such provisions and applicable SEC guidance (including the dates by which such compliance is required) have become applicable to Parent.

(h) Parent is not, and following the Closing will continue not to be, an “investment company” or a Person directly or indirectly “controlled” by or acting on behalf of an “investment company”, in each case within the meaning of the Investment Company Act. Parent constitutes an “emerging growth company” within the meaning of the JOBS Act.

Section 5.16 Information Supplied. None of the information supplied or to be supplied by any Parent Party for inclusion or incorporation by reference in the Proxy Statement will, at the date the Proxy Statement is first mailed or at the time of the Parent Common Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading (subject to the qualifications and limitations set forth in the materials provided by Parent or that are included in the Parent Reports). Notwithstanding the foregoing, no Parent Party makes any representation, warranty or covenant with respect to (a) statements made or incorporated by reference therein based on information supplied by, or on behalf of, the Company for inclusion or incorporation by reference in the Proxy Statement, or (b) any projections or forecasts included in the Proxy Statement.

Section 5.17 Board Approval; Stockholder Vote. The board of directors of each Parent Party (including any required committee or subgroup of the board of directors of such Parent Party) has, as of the date of this Agreement, unanimously (a) approved and declared the advisability of this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby, and (b) determined that the consummation of the transactions contemplated hereby and thereby are in the best interests of such Parent Party and the stockholders of such Parent Party. Other than the approval of the Transaction Proposals, no other corporate proceedings on the part of any Parent Party are necessary to approve the consummation of the transactions contemplated hereby.

Section 5.18 Trust Account.

(a) As of the date hereof, Parent has $150,065,071.60 (the “Trust Amount”) in the account established by Parent for the benefit of its public stockholders (the “Trust Account”), with such funds invested in United States Government securities or money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act and held in trust by Continental Stock Transfer & Trust Company (the “Trustee”) pursuant to the Investment Management Trust Agreement, dated as of July 14, 2016, by and between Parent and the Trustee (the ”Trust Agreement”). Other than pursuant to the Trust Agreement, the obligations of Parent under this Agreement are not subject to any conditions regarding Parent’s, its Affiliates’ or any other Person’s ability to obtain financing for the consummation of the transactions contemplated hereby.

(b) The Trust Agreement has not been amended or modified, is valid and in full force and effect and is enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and other similar Laws affecting the enforceability of creditors’ rights generally, general equitable principles and the discretion of courts in granting equitable remedies. There are no separate contracts, side letters or other understandings (whether written or unwritten, express or implied) (i) between Parent and the Trustee that would cause the description of the Trust Agreement in the Parent Reports to be inaccurate in any material respect, or (ii) to Parent’s knowledge, that would entitle any Person (other than stockholders of Parent holding Parent Common Stock sold in Parent’s initial public offering who shall have elected to redeem their shares of Parent Common Stock pursuant to Parent’s Organizational Documents) to any portion of the proceeds in the Trust Account. Prior to the Closing, none of the funds held in the Trust Account may be released except (A) to pay income and franchise taxes from any interest

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income earned in the Trust Account, (B) to pay working capital related costs, and (C) to redeem Parent Common Stock in accordance with the provisions of Parent’s Organizational Documents. There are no Actions pending or, to Parent’s knowledge, threatened with respect to the Trust Account.

Section 5.19 Affiliate Transactions. Except as described in the Parent Reports, there are no material transactions, agreements, arrangements or understandings between any Parent Party, on the one hand, and any director, officer, employee, stockholder, warrant holder or Affiliate of such Parent Party.

Section 5.20 Independent Investigation; No Reliance. The Parent Parties have conducted their own independent investigation, verification, review and analysis of the business, operations, assets, liabilities, results of operations, financial condition, technology and prospects of the Company, which investigation, review and analysis was conducted by the Parent Parties and their respective Affiliates and, to the extent the Parent Parties deemed appropriate, by the Representatives of the Parent Parties. Each Parent Party acknowledges that it and its Representatives have been provided access to the personnel, properties, premises and records of the Company for such purpose. In entering into this Agreement, each Parent Party acknowledges that it has relied solely upon the aforementioned investigation, review and analysis and not on any factual representations or opinions of the Company or any of the Company’s Representatives (except the specific representations and warranties of the Company and the Majority Stockholder expressly set forth in Articles III and IV, respectively, of this Agreement), and each Parent Party acknowledges and agrees, to the fullest extent permitted by Law, that: (a) neither the Company nor any of its directors, officers, equityholders, members, employees, Affiliates, controlling Persons, agents, advisors or Representatives makes or has made any oral or written representation or warranty, either express or implied, as to the accuracy or completeness of (i) any of the information set forth the due diligence materials, or (ii) the pro-forma financial information, projections or other forward-looking statements of the Company, in each case in expectation or furtherance of the transactions contemplated by this Agreement; and (b) neither the Company nor any of its directors, officers, employees, equityholders, members, Affiliates, controlling Persons, agents, advisors, Representatives or any other Person shall have any liability or responsibility whatsoever to any of the Parent Parties or their respective directors, officers, employees, Affiliates, controlling Persons, agents or Representatives on any basis (including in contract or tort, under federal or state securities Laws or otherwise) based upon any information provided or made available, or statements made (including set forth in management summaries relating to the Company provided to the Parent Parties, in materials furnished in the Company’s data site (virtual or otherwise), in presentations by the Company’s management or otherwise), to any of the Parent Parties or their respective directors, officers, employees, Affiliates, controlling Persons, advisors, agents or Representatives (or any omissions therefrom), unless, in each case, to the extent any such information is also subject to disclosure under this Agreement or the Schedules.

Section 5.21 Employees and Employee Benefits.

(a) No Parent Party or any subsidiary has ever employed any employees and no individuals provide, nor have any individuals ever provided, services to any Parent Party as an employee, consultant or independent contractor.

(b) No Parent Party has or could reasonably be expected to have any liability or obligation of any kind under ERISA, including by reason of at any time being considered a single employer under Section 414 of the Code or under ERISA with any other Person or by reason of at any time being considered a member of an affiliated service group with any other Person under Section 414(m) of the Code.

Article VI
COVENANTS

Section 6.1 Interim Operations of the Company. The Company agrees that, during the period from the date of this Agreement to the earlier of (x) termination of this Agreement in accordance with Section 9.1, and (y) Closing, except as otherwise contemplated by this Agreement, or as consented to by Parent (which consent shall not be unreasonably withheld, conditioned or delayed):

(a) the Company shall use commercially reasonable efforts to conduct its business in the Ordinary Course and in compliance in all material respects and, to the extent consistent with the foregoing, use its commercially reasonable efforts to (i) preserve intact its present business organization, (ii) keep available the services of its directors, officers and key employees and (iii) maintain existing relationships with its Material Customers, Material Suppliers and Material Content Providers and other material business relationships with it; and

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(b) the Company shall not effect any of the following:

(i) make any change in or amendment to its Organizational Documents;

(ii) issue or sell, or authorize to issue or sell, any membership interests, shares of its capital stock or any other ownership interests, as applicable, or issue or sell, or authorize to issue or sell, any securities convertible into or exchangeable for, or options, warrants or rights to purchase or subscribe for, or enter into any Contract with respect to the issuance or sale of, any shares of its membership interests, capital stock or any other ownership interests, as applicable (for the avoidance of doubt, this Section 6.1(b)(ii) shall not prevent (a) a Company Optionholder from otherwise exercising any or all vested Company Options held by such Company Optionholder in accordance with the applicable award agreement, (b) the granting of Company Options to new employees, officers or directors in the Ordinary Course (provided that such grants of Company Options do not include any single- or double-trigger acceleration provisions) or (c) the conversion of the Company Preferred Stock into Company Common Stock in connection with CoD Amendment as contemplated herein);

(iii) split, combine, redeem or reclassify, or purchase or otherwise acquire, any membership interests, shares of its capital stock or any other ownership interests, as applicable;

(iv) sell, lease, license, permit to lapse, transfer, abandon or otherwise dispose of any of its properties or assets (including any Company Owned Intellectual Property) that are material to its business, other than non-exclusive licenses of Company Owned Intellectual Property granted in the ordinary course;

(v) amend in any adverse respect, terminate or extend any Company Material Contract or Lease or enter into a Contract or Lease which, had it been entered into prior to the date hereof, would have been a Company Material Contract or Lease;

(vi) (A) incur any Indebtedness in excess of $250,000, other than short-term Indebtedness or letters of credit incurred in the Ordinary Course or borrowings under existing credit facilities, or (B) make any loans or advances to any other Person;

(vii) (A) grant or agree to grant to any employee, officer, director or independent contractor of the Company any increase in wages or bonus, severance, profit sharing, retirement, deferred compensation, change in control, retention, insurance or other compensation or benefits, except Ordinary Course annual merit increases or as required by applicable Law, (B) except as adopted in the Ordinary Course or as required by applicable Law, adopt or establish any new compensation or employee benefit plans or arrangements, or amend or terminate, or agree to amend or terminate, any existing Company Benefit Plans or PEO Plans, (C) accelerate the time of payment, vesting or funding of any compensation or benefits under any Company Benefit Plan (including any plan or arrangement that would be a Company Benefit Plan if it was in effect on the date hereof), other than set forth on Schedule 6.1(b)(vii), (D) make any bonus or incentive payments to any employee or officer outside of the currently effective bonus plan as has been made available to Parent and otherwise outside the Ordinary Course (for the avoidance of doubt, this Section 6.1(b)(vii) shall not prevent the granting of Company Options in accordance with Section 6.1(b)(ii) to new hires), (E) enter into any new employment, consulting or other compensation agreement (x) for which the annual base compensation to be paid is greater than $200,000 or (y) which is not terminable upon notice and without liability to the Company, except (1) as may be required under applicable Law, (2) as required pursuant to the Company Benefit Plans or collective bargaining agreements of the Company in accordance with their existing terms as in effect on the date hereof, (3) for payment of any accrued or earned but unpaid compensation, or (4) pursuant to employment, retention, change-of-control or similar type Contracts existing as of the date hereof, provided to Parent on or prior to the date hereof and set forth on Schedule 3.16(a), (F) modify in any material respect the terms of any existing employment, consulting or other compensation agreement, (G) terminate the employment or service of any employee or independent contractor whose total annual base compensation exceeds $200,000, other than for cause, or (H) hire any employee or independent contractor whose total annual base compensation exceeds $200,000;

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(viii) (a) make, change or rescind any material Tax election, (b) settle or compromise any claim, notice, audit report or assessment in respect of any material Taxes, (c) file any amended Tax Return or claim for a material Tax refund, (d) surrender any right to claim a refund of material Taxes, (e) enter into any Tax allocation agreement, Tax sharing agreement, Tax indemnity agreement, or closing agreement related to any Tax (excluding any agreement entered into the Ordinary Course and not primarily related to Taxes), (f) fail to pay any Taxes that becomes due and owing, other than Taxes being contested in good faith through appropriate proceedings, and for which adequate reserves have been established in accordance with GAAP, (g) request any Tax ruling from a competent authority or, (h) except in the Ordinary Course, consent to any extension or waiver of the statute of limitations period applicable to any Tax claim or assessment;

(ix) cancel or forgive any Indebtedness in excess of $100,000 owed to the Company;

(x) except as may be required by Law or GAAP, make any material change in the financial or Tax accounting methods, principles or practices of the Company (or change an annual accounting period);

(xi) unless required by applicable Law, (i) modify, extend, or enter into any collective bargaining agreement, works council agreement or any other Contract with any labor union, works council, or other labor organization, or (ii) recognize or certify any labor union, labor organization, works council, or other labor organization, or group of employees, as the bargaining representative for any employees of the Company;

(xii) implement or announce any employee layoffs, plant closings, furloughs, salary or wage reductions, work schedule changes or other actions that could require notice under the federal Worker Adjustment and Retraining Notification Act of 1988 or any similar Law (collectively, the “WARN Act”);

(xiii) grant or otherwise create or consent to the creation of any Lien (other than a Permitted Lien) on any of its material assets or Leased Real Properties;

(xiv) declare, set aside or pay any dividend or make any other distribution other than the payment of cash dividends or cash distributions from excess cash balances not needed for the operation of the business in the Ordinary Course;

(xv) make any material change to any of the cash management practices of the Company, including materially deviating from or materially altering any of its practices, policies or procedures in paying accounts payable or collecting accounts receivable;

(xvi) make any material change to any of the marketing practices of the Company;

(xvii) waive, release, assign, settle or compromise any material rights, claims, suits, actions, audits, reviews, hearings. proceedings, investigations or litigation (whether civil, criminal, administrative or investigative) against the Company other than waivers, releases, assignments, settlements or compromises that do not exceed $150,000 individually or $300,000 in the aggregate;

(xviii) make or incur any capital expenditures, except for capital expenditures (A) in the Ordinary Course or (B) other than capital expenditures in an amount not to exceed $150,000 individually or $300,000 in the aggregate;

(xix) buy, purchase or otherwise acquire (by merger, consolidation, acquisition of stock or assets or otherwise), directly or indirectly, any assets, securities, properties, interests or businesses, other than (A) inventory and supplies in the Ordinary Course, or (B) other assets in an amount not to exceed $250,000 individually or $1,000,000 in the aggregate;

(xx) enter into any new line of business;

(xxi) adopt or effect a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization other than the Merger and the transactions contemplated hereunder;

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(xxii) fail to use commercially reasonable efforts to maintain existing insurance policies or comparable replacement policies consistent with levels maintained by the Company on the date of this Agreement;

(xxiii) take any action (other than actions explicitly permitted by this Agreement) that is reasonably likely to prevent, delay or impede the consummation of the Merger or the other transactions contemplated by this Agreement; or

(xxiv) authorize any of, or commit or agree to take any of, the foregoing actions in respect of which it is restricted by the provisions of this Section 6.1.

Section 6.2 Interim Operations of the Parent Parties.

Each Parent Party agrees that, during the period from the date of this Agreement to the earlier of (x) termination of this Agreement in accordance with Section 9.1, and (y) Closing, except as otherwise contemplated by this Agreement, or as consented to by the Company (which consent shall not be unreasonably withheld, conditioned or delayed), that such Parent Party shall not effect any of the following:

(a) make any change in or amendment to its Organizational Documents, other than with respect to changing its fiscal year;

(b) other than as set forth on Schedule 6.2(b) (the “Permitted Financing”), issue or sell, or authorize to issue or sell, any membership interests, shares of its capital stock or any other ownership interests, as applicable, or issue or sell, or authorize to issue or sell, any securities convertible into or exchangeable for, or options, warrants or rights to purchase or subscribe for, or enter into any Contract with respect to the issuance or sale of, any shares of its membership interests, capital stock or any other ownership interests, as applicable;

(c) split, combine, redeem or reclassify, or purchase or otherwise acquire, any membership interests, shares of its capital stock or any other ownership interests, as applicable (other than in accordance with the Offer or the Merger at the Closing);

(d) authorize or pay any dividends or make any distribution with respect to its outstanding shares of capital stock or other equity interests (whether in cash, assets, stock or other securities of such Parent Party) or otherwise make any payments to any stockholder of such Parent Party in their capacity as such (other than in accordance with the Offer at the Closing);

(e) sell, lease or otherwise dispose of any of its properties or assets that are material to its business;

(f) incur any material Indebtedness;

(g) hire or retain any employees or independent contractors or consultants or take or permit to be taken any action which could result in liability under ERISA including by reason of being considered a single employer under Section 414 of the Code or under ERISA with any other Person or by reason of being considered a member of an affiliated service group with any other Person under Section 414(m) of the Code.

(h) (i) make, change or rescind any material Tax election, (ii) settle or compromise any claim, notice, audit report or assessment in respect of any material Taxes, (iii) file any amended Tax Return or claim for a material Tax refund, (iv) surrender any right to claim a refund of material Taxes, (v) enter into any Tax allocation agreement, Tax sharing agreement, Tax indemnity agreement, or closing agreement related to any Tax (excluding any agreement entered into in the Ordinary Course and not primarily related to Taxes), (vi) fail to pay any Taxes that becomes due and owing, other than Taxes being contested in good faith through appropriate proceedings, and for which adequate reserves have been established in accordance with GAAP, (vii) request any Tax ruling from a competent authority or, (viii) except in the Ordinary Course, consent to any extension or waiver of the statute of limitations period applicable to any Tax claim or assessment;

(i) except as may be required by Law or GAAP, make any material change in the financial or Tax accounting methods, principles or practices of such Parent Party (or change an annual accounting period);

(j) take any action (other than actions explicitly permitted by this Agreement) likely to prevent, delay or impede the consummation of the Merger or the other transactions contemplated by this Agreement;

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(k) make any amendment or modification to the Trust Agreement;

(l) make or allow to be made any reduction in the Trust Amount, other than as expressly permitted by its Organizational Documents;

(m) directly or indirectly acquire, whether by merger or consolidating with, or acquiring all or substantially all of the assets, of any other Person; or

(n) authorize any of, or commit or agree to take any of, the foregoing actions in respect of which it is restricted by the provisions of this Section 6.2.

Section 6.3 Trust Account. Upon satisfaction or waiver of the conditions set forth in Article VII and provision of notice thereof to the Trustee (which notice Parent shall provide to the Trustee in accordance with the terms of the Trust Agreement), (a) in accordance with and pursuant to the Trust Agreement, at the Closing, Parent (i) shall cause the documents, opinions and notices required to be delivered to the Trustee pursuant to the Trust Agreement to be so delivered, and (ii) shall use commercially reasonable efforts to cause the Trustee to (A) pay as and when due all amounts payable to stockholders of Parent holding shares of the Parent Common Stock sold in Parent’s initial public offering who shall have previously validly elected to redeem their shares of Parent Common Stock pursuant to Parent’s Organizational Documents, and (B) immediately thereafter, pay all remaining amounts then available in the Trust Account (the “Available Cash”) in accordance with this Agreement and the Trust Agreement, and (b) thereafter, the Trust Account shall terminate, except as otherwise provided therein.

Section 6.4 Commercially Reasonable Efforts; Consents.

(a) Each of the Parties shall cooperate, and use their respective commercially reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws to consummate the transactions contemplated by this Agreement as promptly as practicable after the date hereof, including obtaining all licenses, permits, consents, approvals, authorizations, qualifications and orders of Governmental Entities necessary to consummate the transactions contemplated by this Agreement. The Parent Parties shall be solely responsible for the applicable filing fees due under the HSR Act. In addition to the foregoing, the Parent Parties agree to provide such assurances as to financial capability, resources and creditworthiness as may be reasonably requested by any third party whose consent or approval is sought in connection with the transactions contemplated hereby; provided, however that any costs incurred in connection with such consents shall be Company Transaction Expenses.

(b) Without limiting the generality of the foregoing, each Party will promptly after execution of this Agreement (but in no event later than ten (10) Business Days after the date hereof) make all filings or submissions as are required under the HSR Act and such initial filings shall request early termination of any applicable waiting period under the HSR Act; provided, that in the event the Federal Trade Commission or Antitrust Division of the Department of Justice is closed or not accepting such filings under the HSR Act, such deadline shall be extended day-for-day, for each Business Day such closure is in effect. Each Party will promptly furnish to the other such necessary information and reasonable assistance as the other may request in connection with its preparation of any filing or submission that is necessary under the HSR Act and will take all other actions necessary to cause the expiration or termination of the applicable waiting periods as soon as practicable. Each Party will promptly provide the other with copies of all written communications (and memoranda setting forth the substance of all oral communications) between each of them, any of their Affiliates or any of its or their Representatives, on the one hand, and any Governmental Entity, on the other hand, with respect to this Agreement or the transactions contemplated hereby. Without limiting the generality of the foregoing, and subject to applicable Law, the Company and Parent Parties will: (A) promptly notify other Parties of any written communication made to or received by them, as the case may be, from any Governmental Entity regarding any of the transactions contemplated hereby; (B) permit each other to review in advance any proposed written communication to any such Governmental Entity and incorporate reasonable comments thereto; (C) not agree to participate in any substantive meeting or discussion with any such Governmental Entity in respect of any filing, investigation or inquiry concerning this Agreement or the transactions contemplated hereby unless, to the extent reasonably practicable, it consults with the other Party in advance and, to the extent permitted by such Governmental Entity, gives the other Party the opportunity to attend; (D) not agree to extend any waiting period under the HSR Act or enter into any agreement with any Governmental Entity not to consummate the transactions contemplated by this Agreement, except with the prior written consent of the other parties (such

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consent not to be unreasonably withheld, conditioned or delayed); and (E) furnish each other with copies of all correspondence, filings (except for filings made under the HSR Act) and written communications between such Party and their Affiliates and their respective agents, on one hand, and any such Governmental Entity, on the other hand, in each case, with respect to this Agreement and the transactions contemplated hereby.

(c) No Party shall take any action that could reasonably be expected to adversely affect or materially delay the approval of any Governmental Entity of any of the aforementioned filings. The Parties further covenant and agree, with respect to a threatened or pending preliminary or permanent injunction or other order, decree or ruling or statute, rule, regulation or executive order that would adversely affect the ability of the Parties to consummate the transactions contemplated hereby, to use commercially reasonable efforts to prevent or lift the entry, enactment or promulgation thereof, as the case may be.

Section 6.5 Public Announcements. None of the Parties shall, and each Party shall cause its Affiliates not to, make or issue any public announcement or press release to the general public with respect to this Agreement or the transactions contemplated by this Agreement without the prior written consent of the other Parties, which consent shall not be unreasonably withheld, conditioned or delayed; provided, that no such consent or prior notice shall be required in connection with any public announcement or press release the content of which is consistent with that of any prior or contemporaneous public announcement or press release by any Party in compliance with this Section 6.5. Nothing in this Section 6.5 shall limit any Party from making any announcements, statements or acknowledgments that such Party is required by applicable Law or the requirements of any national securities exchange to make, issue or release; provided, that, to the extent practicable, the Party making such announcement, statement or acknowledgment shall provide such announcement, statement or acknowledgment to the other Parties prior to release and consider in good faith any comments from such other Parties; provided, further, that nothing therein shall prohibit or limit Parent Parties from disclosing any such information to its potential financing sources (provided such financing sources are obligated to maintain the confidentiality of such information) after giving prior written notice of such disclosure to the Company.

Section 6.6 Supplemental Disclosure. From the date hereof through the Closing Date, each of the Company and the Parent Parties shall disclose any event, fact or circumstance that is reasonably likely to cause the failure of any condition set forth in Section 7.1 or Section 7.3, in the case of the Company, or Section 7.1 or Section 7.2, in the case of the Parent Parties, to be satisfied (each such disclosure, a “Supplement”), and if such failure cannot be cured within thirty (30) days of receipt of such Supplement by the other Party or, in any event, within two (2) Business Days prior to the Closing, then the other Party will be entitled to terminate this Agreement pursuant to Section 9.1(e) by delivery of a written termination notice to the Majority Stockholder or the Parent, as applicable within two (2) Business Days after delivery by the affected Party of such Supplement.

Section 6.7 Access to Information; Confidentiality. From the date hereof until the earlier of the termination of this Agreement in accordance with its terms and Closing, upon reasonable advance notice, the Company shall provide to Parent Parties and their representatives during normal business hours reasonable access to all employee, facilities, books and records of the Company reasonably requested; provided that (a) such access shall be at the risk of Parent Parties and their representatives, (b) such access shall occur in such a manner as the Company reasonably determines to be appropriate to protect the confidentiality of the transactions contemplated by this Agreement and (c) nothing herein shall require the Company to provide access to, or to disclose any information to, the Parent Parties or any of their representatives if such access or disclosure, in the good faith reasonable belief of the Company, (i) would cause significant competitive harm to the Company if the transactions contemplated by this Agreement are not consummated, (ii) would waive any legal privilege, or (iii) would be in violation of applicable laws or regulations of any Governmental Entity (including the HSR Act and any other applicable Laws). All of such information provided to the Parent Parties shall be treated as confidential information pursuant to the terms of the Confidentiality Agreement, the provisions and restrictions of which are by this reference hereby incorporated herein; provided that nothing therein shall prohibit or limit Parent Parties from disclosing any such information to its potential financing sources (provided such financing sources are obligated to maintain the confidentiality of such information) after giving prior written notice of such disclosure to the Company. Any access granted to Parent Parties or their representatives pursuant to this Section 6.7 may be limited to the extent that the Company reasonably determines, in light of COVID-19 or COVID-19 Measures, that such access would jeopardize the health and safety of any employee of the Company. Parent shall promptly reimburse the Company for reasonable and documented out-of-pocket expenses the Company incurs to comply with any request made by or on behalf of Parent pursuant to this Section 6.7.

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Section 6.8 Tax Matters.

(a) Certain Taxes. All transfer, documentary, sales, use, stamp, registration and other such Taxes and fees (including any penalties and interest) incurred in connection with this Agreement shall be borne by Parent and the Parties will cooperate in filing all necessary Tax Returns and other documentation with respect to all such transfer, documentary, sales, use, stamp, registration and other Taxes and fees.

(b) Tax Returns, Audits and Cooperation.

(i) Parent, the Company, and the Majority Stockholder shall cooperate fully, as and to the extent reasonably requested by the other Party, in connection with the filing of Tax Returns of the Company and any audit, litigation or other proceeding with respect to Taxes of the Company. Such cooperation shall include the retention and (upon the other Party’s request) the provision of records and information which are reasonably relevant to any such audit and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder.

(ii) Parent shall prepare, or cause to be prepared, all Tax Returns of the Company for all Pre-Closing Tax Periods that are first due (taking into account any applicable extensions) after the Closing Date, including Tax Returns for Straddle Periods. Parent shall provide to the Majority Stockholder for its review and approval, which approval shall not be unreasonably withheld, conditioned or delayed, copies of any such Tax Returns, the preparation or filing of which either (i) is inconsistent with past practice or (ii) could reasonably be expected to result in any indemnification obligation of the Equityholders pursuant to Section 10.17 at least ten (10) Business Days before the due date for filing such Tax Returns.

(iii) Parent shall promptly notify the Majority Stockholder upon receipt by Parent or any Affiliate of Parent of written notice of any inquiries, claims, assessments, audits or similar events with respect to Taxes relating to a Pre-Closing Tax Period that are commenced prior to the complete release of the Indemnification Escrow Fund (any such inquiry, claim, assessment, audit or similar event, a “Tax Matter”). Parent shall keep the Majority Stockholder fully and timely informed with respect to the commencement, status and nature of any Tax Matter. Parent shall have the right to represent the interests of the Company in any Tax Matter, provided that the Majority Stockholder shall be permitted to be present at, and to participate in (at the Majority Stockholder’s expense), any such Tax Matter that could reasonably be expected to result in any indemnification obligation of the Equityholders pursuant to Section 10.17. In addition, neither Parent nor any of its Affiliates shall enter into any settlement of or otherwise compromise any Tax Matter that could reasonably be expected to result in any indemnification obligation of the Equityholders pursuant to Section 10.17 without the prior written consent of the Majority Stockholder, which consent shall not be unreasonably withheld, conditioned or delayed.

(c) FIRPTA Certificate. At or prior to the Closing, the Company shall deliver or cause to be delivered to the Parent (i) a certificate of the Company certifying that the Company is not, and has not been, a United States real property holding corporation, within the meaning of Section 897 of the Code, during the applicable period specified in Section 897(c)(1)(a)(ii) of the Code and (ii) a form of notice to the IRS prepared in accordance with the requirements of Treasury Regulation Section 1.897-2(h)(2) (together, the “FIRPTA Certificate”).

(d) Straddle Periods. In the case of Straddle Period, the amount of any Taxes based on or measured by income, payroll, sales or receipts of the Company for the Pre-Closing Tax Period shall be determined based on an interim closing of the books as of the close of business on the Closing Date, and the amount of other Taxes of the Company for a Straddle Period which relate to the Pre-Closing Tax Period shall be deemed to be the amount of such Tax for the entire Taxable period multiplied by a fraction the numerator of which is the number of days in the Taxable period ending on the Closing Date and the denominator of which is the number of days in such Straddle Period. Notwithstanding the foregoing, Taxes solely attributable to a transaction occurring outside of the Ordinary Course on the Closing Date after Closing shall not be attributable to a Pre-Closing Tax Period.

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(e) Tax Treatment. Each of the Parties intends that the Merger shall qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and that this Agreement be, and hereby is, adopted as a “plan of reorganization” for the purposes of Section 368 of the Code and Treasury Regulations Section 1.368-2(g). Except as required by applicable Law, the Parties shall not take any action, or fail to take any action, that could reasonably be expected to prevent the Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.

Section 6.9 Directors’ and Officers’ Indemnification.

(a) Parent agrees to cause the Surviving Company to ensure, and the Surviving Company immediately following the Closing agrees to ensure, that all rights to indemnification now existing in favor of any individual who, at or prior to the Effective Time, was a director or officer of the Company (collectively, with such individual’s heirs, executors or administrators, the “Indemnified Persons”) solely to the extent as provided in the respective governing documents and indemnification agreements to which the Company is a party or bound, shall survive the Merger and shall continue in full force and effect for a period of not less than six (6) years from the Effective Time and indemnification agreements and the provisions with respect to indemnification and limitations on liability set forth in such governing documents shall not be amended, repealed or otherwise modified in any manner that would adversely affect the rights of the Indemnified Persons thereunder; provided, that in the event any claim or claims are asserted or made within such six (6) year period, all rights to indemnification in respect of any such claim or claims shall continue until final disposition of any and all such claims. Neither Parent nor the Surviving Company shall settle, compromise or consent to the entry of judgment in any action, proceeding or investigation or threatened action, proceeding or investigation without obtaining (i) an express, complete and unconditional release for any such Indemnified Person (and their respective directors, officers, employees and Representatives) and (ii) the written consent of such Indemnified Person. Without limiting the foregoing, at the Effective Time, the Surviving Company shall, and the Parent Parties shall cause the Surviving Company to, cause the Organizational Documents of the Surviving Company to include provisions for limitation of liabilities of directors and officers, indemnification, advancement of expenses and exculpation of the Indemnified Persons no less favorable to the Indemnified Persons than as set forth in the Company Organizational Documents as in effect on the date of this Agreement, which provisions shall not be amended, repealed or otherwise modified in a manner that would adversely affect the rights thereunder of the Indemnified Persons except as required by applicable Law until the sixth (6th) anniversary of the Effective Time.

(b) On or prior to the Closing Date, the Company shall purchase, through a broker of Company’s choice, and maintain in effect for a period of six (6) years thereafter, (i) a tail policy to the current policy of directors’ and officers’ liability insurance maintained by the Company, which tail policy shall be effective for a period from the Closing through and including the date six (6) years after the Closing Date with respect to claims arising from facts or events that occurred on or before the Closing, and which tail policy shall contain substantially the same coverage and amounts as, and contain terms and conditions no less advantageous than, but not materially more advantageous than, in the aggregate, the coverage currently provided by such current policy, and (ii) “run off” coverage as provided by the Company’s fiduciary and employee benefit policies, in each case, covering those Persons who are covered on the date hereof by such policies and with terms, conditions, retentions and limits of liability that are no less advantageous than, but not materially more advantageous than, the coverage provided under the Company’s existing policy, provided, that, in no event shall Parent or the Surviving Company be required to pay an annual premium for such insurance in excess of 200% of the aggregate annual premium payable by the Company and for such insurance policy for the year ended December 31, 2019. The amount paid by the Company under this Section 6.9(b) is referred to as the “Tail Premium.”

(c) From and after the Effective Time, the Parent Parties agree to cause the Surviving Company, and the Surviving Company immediately following the Closing agrees, to indemnify, defend and hold harmless, as set forth as of the date hereof in the Organizational Documents of the Company and to the fullest extent permitted under applicable Law, all Indemnified Persons with respect to all acts and omissions arising out of such individuals’ services as officers or directors of the Company occurring prior to the Effective Time, including the execution of, and the transactions contemplated by, this Agreement. Without limitation of the foregoing, in the event any such Indemnified Person is or becomes involved, in any capacity, in any action, proceeding or investigation in connection with any matter, including the transactions contemplated by this Agreement, occurring prior to, on or after the Effective Time, the Surviving Company, from and after the Effective Time, shall pay, as incurred, such Indemnified Person’s legal and other expenses (including the cost

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of any investigation and preparation) incurred in connection therewith. The Surviving Company shall pay, within thirty (30) days after any request for advancement, all expenses, including attorneys’ fees, which may be incurred by any Indemnified Person in enforcing this Section 6.9 or any action involving an Indemnified Person resulting from the transactions contemplated by this Agreement subject to an undertaking by such Indemnified Person to return such advancement if such Indemnified Person is ultimately determined to not be entitled to indemnification hereunder.

(d) Notwithstanding any other provisions hereof, the obligations of the Parent Parties and the Surviving Company contained in this Section 6.9 shall be binding upon the successors and assigns of the Parent Parties and the Surviving Company. In the event any of the Parent Parties or the Surviving Company, or any of their respective successors or assigns, (i) consolidates with or merges into any other Person, or (ii) transfers all or substantially all of its properties or assets to any Person, then, and in each case, proper provision shall be made, as a condition to entering into any such transaction, so that the successors and assigns of any Parent Party or the Surviving Company, as the case may be, are required to honor the indemnification and other obligations set forth in this Section 6.9.

(e) The obligations of the Parent Parties and the Surviving Company under this Section 6.9 shall survive the Closing and shall not be terminated or modified in such a manner as to affect adversely any Indemnified Person to whom this Section 6.9 applies without the written consent of such affected Indemnified Person (it being expressly agreed that the Indemnified Persons to whom this Section 6.9 applies shall be third party beneficiaries of this Section 6.9, each of whom may enforce the provisions of this Section 6.9).

(f) Nothing in this Agreement is intended to, shall be construed to or shall release, waive or impair any rights to directors’ and officers’ insurance claims under any policy that is or has been in existence with respect to the Company or any of its directors or officers, it being understood and agreed that the indemnification provided for in this Section 6.9 is not prior to or in substitution for any such claims under such policies.

Section 6.10 Proxy Statement.

(a) As promptly as practicable following the execution and delivery of this Agreement and the availability of the PCAOB Financial Statements, Parent shall, in accordance with this Section 6.10, prepare and file with the SEC, in preliminary form, a proxy statement in connection with the transactions contemplated hereby and the Offer (as amended or supplemented, the “Proxy Statement”) and provide its stockholders with the opportunity for shares of Parent Common Stock to be redeemed in an amount not to exceed 13,930,662 (the “Offering Shares”) in conjunction with a stockholder vote on the transactions contemplated hereby, such proxy to be sent to the stockholders of Parent relating to the Parent Common Stockholders Meeting in definitive form, all in accordance with and as required by Parent’s Organizational Documents, any related agreements with Parent and its Affiliates, applicable Law and any applicable rules and regulations of the SEC and NASDAQ. Without limitation, in the Proxy Statement, Parent shall (i) solicit proxies from holders of Parent Common Stock and Parent Class B Stock to vote at the Parent Common Stockholders Meeting in favor of (A) the adoption of this Agreement and the approval of the transactions contemplated hereby pursuant to Section 251 of the DGCL, (B) the issuance of Parent Common Stock issuable pursuant to this Agreement at the Effective Time, (C) the adoption of an Omnibus Incentive Plan, previously approved by the Board of Directors of Parent, in form and substance as set forth in Exhibit K, with such changes as may be mutually agreed between Parent and the Company (the “Omnibus Plan”), and (D) any other proposals the Parties deem necessary or desirable to consummate the transactions contemplated hereby (collectively, the “Transaction Proposals”), and (ii) file with the SEC financial and other information about the transactions contemplated hereby in accordance with Regulation 14A of the Exchange Act. The Proxy Statement will comply as to form and substance with the applicable requirements of the Exchange Act and the rules and regulations thereunder. As promptly as practicable following the clearance of the Proxy Statement by the SEC, Parent shall mail the Proxy Statement to holders of Parent Common Stock and Parent Class B Stock of record, as of the record date to be established by the board of directors of Parent. The Company shall furnish all information concerning it and its Affiliates to the Parent, and provide such other assistance, as may be reasonably requested in connection with the preparation, filing and distribution of the Proxy Statement, and the Proxy Statement shall include all information reasonably requested by the Company to be included therein. Without limiting the generality of the foregoing, the Company shall reasonably cooperate with Parent in connection with Parent’s preparation for inclusion in the Proxy Statement of pro forma financial statements that comply with the requirements of Regulation S-X under the rules and regulations of the SEC

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(as interpreted by the staff of the SEC) to the extent such pro forma financial statements are required by Proxy Statement. Each of the Company and Parent shall promptly notify the other upon the receipt of any comments from the SEC or any request from the SEC for amendments or supplements to the Proxy Statement and shall provide the other with copies of all correspondence between it and its Representatives, on the one hand, and the SEC, on the other hand. Each of the Company and Parent shall use its reasonable best efforts to respond as promptly as reasonably practicable to any comments from the SEC with respect to the Proxy Statement.

(b) Prior to filing with the SEC, Parent will make available to the Company drafts of the Proxy Statement, both preliminary and definitive, and any material amendment or supplement to the Proxy Statement and will provide the Company with a reasonable opportunity to comment on such drafts, shall consider such comments in good faith and shall accept all reasonable additions, deletions or changes suggested by the Company in connection therewith. Parent shall provide written notice (email permitted) to the Company upon filing any such documents with the SEC (including response to any comments from the SEC with respect thereto). Parent will advise the Company promptly after receipt of notice thereof, of (i) the time when the Proxy Statement has been filed, (ii) in the event the preliminary Proxy Statement or the Proxy Statement is not reviewed by the SEC, the expiration of the waiting period in Rule 14a-6(a) under the Exchange Act, (iii) in the event the preliminary Proxy Statement is reviewed by the SEC, receipt of oral or written notification of the completion of the review by the SEC, (iv) the filing of any supplement or amendment to the Proxy Statement, (v) any request by the SEC for amendment of the Proxy Statement, (vi) any comments from the SEC relating to the Proxy Statement and responses thereto, or (vii) requests by the SEC for additional information. Parent shall promptly respond to any SEC comments on the Proxy Statement and each shall use its reasonable best efforts to have the Proxy Statement cleared by the SEC under the Exchange Act as soon after filing as practicable; provided, that prior to responding to any material requests or comments from the SEC, Parent will make available to the Company drafts of any such response and provide the Company with a reasonable opportunity to comment on such drafts.

(c) If at any time prior to the Parent Common Stockholder Meeting there shall be discovered any information that should be set forth in an amendment or supplement to the Proxy Statement so that the Proxy Statement would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, Parent shall promptly transmit to its stockholders an amendment or supplement to the Proxy Statement containing such information. If, at any time prior to the Effective Time, the Company discovers any information, event or circumstance relating to the Company or any of its Affiliates, officers, directors or employees that should be set forth in an amendment or a supplement to the Proxy Statement so that the Proxy Statement, as applicable, would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, then the Company shall promptly inform Parent of such information, event or circumstance.

(d) Parent shall make all necessary filings with respect to the transactions contemplated hereby under the Securities Act, the Exchange Act and applicable “blue sky” laws and any rules and regulations thereunder.

(e) The Company shall use its commercially reasonable efforts to promptly provide Parent with all information concerning the Company reasonably requested by Parent for inclusion in the Proxy Statement and any amendment or supplement thereto (if any). The Company shall cause the officers and employees of the Company to be reasonably available to Parent and its counsel in connection with the drafting of the Proxy Statement and responding in a timely manner to comments on the Proxy Statement from the SEC.

(f) Parent shall not terminate or withdraw the Offer other than in connection with the valid termination of this Agreement in accordance with Article IX. Parent shall extend the Offer for any period required by any rule, regulation, interpretation or position of the SEC, NASDAQ or the respective staff thereof that is applicable to the Offer. Nothing in this Section 6.10(f) shall (i) impose any obligation on Parent to extend the Offer beyond the Outside Date, or (ii) be deemed to impair, limit or otherwise restrict in any manner the right of Parent to terminate this Agreement in accordance with Article IX.

(g) Parent shall use its reasonable best efforts to (i) cause the shares of Parent Common Stock to be issued to the Equityholders as provided in Article II to be approved for listing on NASDAQ upon issuance, and (ii) make all necessary and appropriate filings with NASDAQ and undertake all other steps reasonably required prior to the Closing Date to effect such listing.

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Section 6.11 Parent Common Stockholder Meeting. Parent shall, as promptly as practicable, establish a record date (which date shall be mutually agreed with the Company) for, duly call, give notice of, convene and hold a meeting of Parent’s stockholders (the ”Parent Common Stockholders Meeting”), as soon as practicable following the SEC’s clearance of the Proxy Statement; provided that Parent may postpone or adjourn the Parent Common Stockholders Meeting on one or occasions upon the good faith determination by the Board of Directors of Parent that such postponement or adjournment is necessary to solicit additional proxies or obtain the approval of Transaction Proposals. Parent shall use its reasonable best efforts to obtain the approval of the Transaction Proposals, including by soliciting proxies as promptly as practicable in accordance with applicable Law and its Organizational Documents for the purpose of approving the Transaction Proposals. Parent shall, through its board of directors, recommend to its stockholders that they vote in favor of the Transaction Proposals (the “Parent Board Recommendation”) and Parent shall include the Parent Board Recommendation in the Proxy Statement. The board of directors of Parent shall not (and no committee or subgroup thereof shall) change, withdraw, withhold, qualify or modify, or publicly propose to change, withdraw, withhold, qualify or modify, the Parent Board Recommendation (a “Change in Recommendation”); provided, that the board of directors may make a Change in Recommendation if it determines in good faith that a failure to make a Change in Recommendation would reasonably be expected to constitute a breach by the board of directors of its fiduciary obligations to Parent’s stockholders under applicable Law. Parent shall promptly, but in any event no later than 5 Business Days, notify the Company in writing of any final determination to make a Change in Recommendation. Parent agrees that its obligation to establish a record date for, duly call, give notice of, convene and hold the Parent Common Stockholders Meeting for the purpose of voting on the Transaction Proposals shall not be affected by any Change in Recommendation, and Parent agrees to establish a record date for, duly call, give notice of, convene and hold the Parent Common Stockholders Meeting and submit for the approval of its stockholders the matters contemplated by the Proxy Statement, regardless of whether there shall be any Change in Recommendation.

Section 6.12 Section 16 of the Exchange Act.

Prior to the Closing, the board of directors of Parent, or an appropriate committee of non-employee directors thereof, shall adopt a resolution consistent with the interpretive guidance of the SEC so that the acquisition of Parent Common Stock pursuant to this Agreement by any officer or director of the Company who is expected to become a “covered person” of Parent for purposes of Section 16 of the Exchange Act and the rules and regulations thereunder (“Section 16”) shall be an exempt transaction for purposes of Section 16.

Section 6.13 Nonsolicitation.

(a) From the date of this Agreement until the earlier of (i) the Effective Time or (ii) the date on which this Agreement is terminated, other than in connection with the transactions contemplated hereby, each Parent Party agrees that it will not, and will not authorize or (to the extent within its control) permit any of its Subsidiaries or any of its or its Subsidiaries’ directors, officers, employees, agents or representatives (including investment bankers, attorneys and accountants), in each case in such directors’, officers’, employees’, agents’ or representatives’ capacity in such role with the applicable Parent Party, to, directly or indirectly, (i) knowingly encourage, initiate, solicit or facilitate, offer or make any offers or proposals related to a Business Combination, (ii) enter into, engage in or continue any discussions or negotiations with respect to any Business Combination with, or provide any non-public information, data or access to employees to, any Person that has made, or that is considering making, a proposal with respect to a Business Combination, or (iii) enter into any agreement (whether or not binding) relating to a Business Combination. Each Parent Party shall promptly notify the Company of any submissions, proposals or offers made with respect to a Business Combination as soon as practicable following such Parent Party’s awareness thereof.

(b) From the date of this Agreement until the earlier of (i) the Effective Time or (ii) the date on which this Agreement is terminated, the Company agrees that it will not, and will not authorize or (to the extent within its control) permit any of its Affiliates, directors, officers, employees, agents or representatives (including investment bankers, attorneys and accountants) to, directly or indirectly, (i) knowingly encourage, initiate, solicit, or facilitate any inquiries regarding or the making of offers or proposals that constitute an Acquisition Proposal (except as otherwise required by Law), (ii) engage in any discussions or negotiations with respect to an Acquisition Proposal with, or provide any non-public information or data to, any Person that has made, or informs the Company that it is considering making, an Acquisition Proposal, or (iii) enter into any agreement (whether or not binding) relating to an Acquisition Proposal. The Company shall give notice of any Acquisition Proposal to Parent as soon as practicable following its awareness thereof. For purposes of this Agreement,

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“Acquisition Proposal” means any contract, proposal, offer or indication of interest in any form, written or oral, relating to any transaction or series of related transactions (other than transactions with the Parent Parties) involving any acquisition, merger, amalgamation, share exchange, recapitalization, consolidation, liquidation or dissolution involving the Company or other structure or form.

Section 6.14 Termination of Agreements. The Company shall take all actions necessary to terminate each agreement between the Company, on the one hand, and any officer or director of the Company or any entity controlled by any such officer or director, on the other hand, including the Registration Rights Agreement, at or prior to the Effective Time in a manner such that the Company does not have any liability or obligation following the Effective Time pursuant to such agreements.

Section 6.15 Merger Written Consent. Within two (2) hours of the execution of this Agreement, the Company shall deliver to Parent evidence (which may be a version in .pdf format delivered to the email address of Parent set forth in Section 10.2) of the Merger Written Consent. To the extent required by the DGCL, the Company shall promptly (and, in any event, within fifteen (15) Business Days of the date of the Merger Written Consent) deliver to any Company Stockholder who has not executed the Merger Written Consent (a) a notice of the taking of the actions described in the Merger Written Consent in accordance with Section 228 of the DGCL, and (b) the notice in accordance with Section 262 of the DGCL.

Section 6.16 Elections and Other Matters. From and after the Closing Date, each Parent Party shall not, and shall cause the Surviving Company not to, without the prior written consent of the Majority Stockholder (which consent shall not be unreasonably withheld, conditioned or delayed), make, cause or permit to be made any Tax election or adopt or change any method of accounting, in each case that has retroactive effect to any Pre-Closing Tax Period of the Company.

Section 6.17 Approval of 280G Payments. To the extent that the execution of this Agreement and the consummation of the transactions contemplated hereby would entitle any “disqualified individual” of the Company to a “parachute payment” (as such terms are defined in Section 280G of the Code), (a) the Company will use commercially reasonable efforts to solicit waivers from the intended recipients of such payments, benefits or other rights, which waivers shall provide that unless such payments or benefits are approved by the equityholders of the Company to the extent and manner prescribed under Section 280G(b)(5)(B) of the Code, such payments or benefits shall not be made; (b) no later than five (5) Business Days prior to obtaining such waivers, the Company shall provide drafts of such waivers to Parent for its review and comment, and shall reasonably consider any comments provided by Parent; and (c) no later than three (3) Business Days prior to the Closing, the Company may submit to the equityholders entitled to vote for approval, as provided under Section 280G(b)(5)(B) of the Code and the Treasury Regulations promulgated pursuant thereto, any payments, benefits or other rights as to which any such individual has waived his or her rights that would otherwise entitle such individual to such a parachute payment, such that the payments, benefits or other rights to be received or retained by any disqualified individual, arising in whole or in part as a result of or in connection with the contemplated transactions, not be characterized as an “excess parachute payment” under Section 280G of the Code. If the Company seeks such vote pursuant to this Section 6.17, (i) the Company shall provide drafts of the applicable approval materials (including related calculations) a reasonable time prior to the vote and the Company shall provide drafts of such waivers to Parent for its review and comment, and shall reasonably consider any comments provided by Parent, and (ii) the Company shall deliver to Parent evidence that a vote of the Company’s equityholders was solicited in accordance with the foregoing provisions of this Section 6.17 and that either (A) the requisite number of votes was obtained (the “280G Approval”), or (B) that the 280G Approval was not obtained and no excess parachute payments shall be made.

Section 6.18 Release.

(a) Effective as of the Effective Time, the Majority Stockholder on behalf of itself and its past, present or future successors, assigns, employees, agents, equityholders, partners, Affiliates and representatives (including their past, present or future officers and directors) (collectively, the “Stockholder Releasors”) hereby irrevocably and unconditionally releases, acquits and forever discharges (except with respect to those obligations arising under or in connection with this Agreement or the Ancillary Agreements) each Parent Party, Surviving Company, their respective predecessors, successors, parents, subsidiaries and other Affiliates, and all of their respective current and former officers, directors, members, managers, shareholders, employees, agents and representatives, and each individual who was a director of the Company at or prior to the Effective Time, of and from any and all actions, suits, claims, causes of action, damages, accounts, liabilities and obligations (including attorneys’ fees)

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held by any Stockholder Releasor, whether known or unknown, matured or unmatured, suspected or unsuspected, liquidated or unliquidated, absolute or contingent, direct or derivative, to the extent arising out of or relating to the Company, except for any of the foregoing (i) set forth in, pursuant to, or arising out of this Agreement, the Ancillary Agreements, or the transactions contemplated hereby or (ii) in the case of fraud or willful misconduct. The Stockholder Releasors irrevocably covenant to refrain from, directly or indirectly, asserting any claim, or commencing, instituting or causing to be commenced, any action of any kind against any released party, based upon any matter released hereby.

(b) Effective as of the Effective Time, each Parent Party and the Surviving Company on behalf of itself and its past, present or future successors, assigns, employees, agents, equityholders, partners, Affiliates and representatives (including their past, present or future officers and directors) (the “Parent Releasors”) hereby irrevocably and unconditionally releases, acquits and forever discharges (except with respect to those obligations arising under or in connection with this Agreement or the Ancillary Agreements) the Equityholders, their respective predecessors, successors, parents, subsidiaries and other Affiliates, and all of their respective current and former officers, directors, members, managers, shareholders, employees, agents and representatives, and each individual who was a director of the Company at or prior to the Effective Time, of and from any and all actions, suits, claims, causes of action, damages, accounts, liabilities and obligations (including attorneys’ fees) held by any Parent Releasor, whether known or unknown, matured or unmatured, suspected or unsuspected, liquidated or unliquidated, absolute or contingent, direct or derivative, to the extent arising out of or relating to such Equityholder’s ownership of securities of the Company or such director’s service as a director of the Company, except for any of the foregoing (i) set forth in, pursuant to, or arising out of this Agreement or the transactions contemplated hereby or (ii) in the case of fraud or willful misconduct. The Parent Releasors irrevocably covenant to refrain from, directly or indirectly, asserting any claim, or commencing, instituting or causing to be commenced, any action of any kind against any released party, based upon any matter released hereby.

Section 6.19 Investor Rights Agreement. At the Closing, Parent and the Majority Stockholder shall enter into an Investor Rights Agreement substantially in the form attached hereto as Exhibit D (the “Investor Rights Agreement”).

Section 6.20 PCAOB Financial Statements. The Company agrees to use commercially reasonable efforts to provide Parent, as soon as reasonably practicable, audited financial statements (audited to the standards of the U.S. Public Company Accounting Oversight Board), including consolidated balance sheets, statements of operations, statements of cash flows, and statements of stockholders equity of the Company as of and for the years ended December 31, 2017, December 31, 2018 and December 31, 2019, in each case, prepared in accordance with GAAP (and not materially different than GAAP) (the “PCAOB Financial Statements”).

Section 6.21 Omnibus Plan. The board of directors of Parent and the Parent Common Stockholders shall, in consultation with the Company, approve and adopt the Omnibus Plan in the manner prescribed under the Code and other applicable Laws, effective as of the day before the Closing Date.

Section 6.22 Restricted Stock Agreement. At the Closing, Parent and the SWAG Sponsor shall enter into a Restricted Stock Agreement substantially in the form attached hereto as Exhibit E (the “Restricted Stock Agreement”).

Section 6.23 Parent Legal Expenses. The aggregate amount of Parent Legal Expenses shall not exceed $2,500,000.00, except with the prior written consent (email permitted) of the Company (which consent shall not be unreasonably withheld, conditioned or delayed).

Section 6.24 Forfeiture of SWAG Founder Warrants; Grant of Stock Options. On or immediately prior to the Closing, SWAG Sponsor shall enter into a forfeiture letter, in substantially the form attached hereto as Exhibit F, pursuant to which SWAG Sponsor shall forfeit 15% of the warrants to purchase Parent Common Stock issued to SWAG Sponsor pursuant to that certain Private Placement Warrants Purchase Agreement, dated as of November 19, 2019, by and between Parent and SWAG Sponsor. As soon as reasonably practicable following the Closing, (a) the Chief Executive Officer of Parent shall recommend to the Compensation Committee of the Parent Board (the “Compensation Committee”) the individuals (who shall be eligible participants under the Omnibus Plan) to whom fully vested Parent Options shall be granted, and the number of such Parent Options to grant to each such individual, not to exceed an aggregate number of shares of Parent Common Stock equal to the number of shares of Parent Common Stock underlying the warrants forfeited by SWAG Sponsor pursuant to the immediately preceding sentence (the “Forfeited Warrant Shares”); and (b) the Compensation Committee shall consider such recommendation in good

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faith, and in any event, shall grant Parent Options pursuant to this Section 6.24 with respect to a number of shares of Parent Common Stock equal to the Forfeited Warrant Shares to eligible participants under the Omnibus Plan. The Parent Options granted as contemplated by this Section 6.24 shall have a per share exercise price equal to the greater of (i) “Fair Market Value” (as defined in the Omnibus Plan) of a share of Parent Common Stock on the date of grant and (ii) $11.50 per share. Such Parent Options (A) shall only be exercisable during the period commencing on November 22, 2020 and ending on the fifth (5th) anniversary of the Closing, (B) to the extent exercisable, any shares of Parent Common Stock received upon exercise of such Parent Options shall not be transferred, assigned or sold until the thirtieth (30th) day following the Closing Date, and (C) shall have such other terms and conditions as set forth in the Omnibus Plan and an award agreement issued pursuant to the Omnibus Plan.

Section 6.25 Resignations. At the Closing, Parent shall cause the resignation of each member of the Parent Board and each executive officer of Parent set forth on Schedule 6.25, which resignations shall be effective as of (but conditioned on the occurrence of) the Effective Time.

Article VII
CONDITIONS TO OBLIGATIONS OF THE PARTIES

Section 7.1 Conditions to Each Party’s Obligations. The respective obligation of each Party to consummate the transactions contemplated by this Agreement is subject to the satisfaction (or written waiver by such Party) at or prior to the Closing of the following conditions:

(a) Injunction. There will be no effective Order of any nature prohibiting the consummation of either of the Merger and no Law shall have been adopted that makes consummation of either of the Merger illegal or otherwise prohibited;

(b) HSR Act. The applicable waiting periods under the HSR Act shall have expired or been terminated;

(c) Transaction Proposals. The approval of the Transaction Proposals shall have been duly obtained in accordance with the DGCL, each Parent Party’s Organizational Documents and the rules and regulations of NASDAQ;

(d) Completion of Offer. The Offer shall have been completed in accordance with the terms hereof and the Proxy Statement;

(e) Net Tangible Assets. Parent shall have at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) remaining after the Closing;

(f) Stockholder Approval. The Parent Stockholder Approval shall have been obtained;

(g) Proxy Statement. The SEC shall have informed Parent that it has no further comments on the Proxy Statement and Parent shall have filed the Proxy Statement in definitive form with the SEC. All necessary permits and authorizations under state securities or “blue sky” laws, the Securities Act and the Exchange Act relating to the issuance and trading of Parent Common Stock to be issued in the Merger shall have been obtained and shall be in effect and such shares of Parent Common Stock shall have been approved for listing on NASDAQ;

(h) Available Cash. The Available Cash transferred to the Surviving Company shall be equal to or greater than $60,000,000, and evidence thereof shall have been delivered to the Company to its reasonable satisfaction; and

(i) PIPE Investments. The Primary PIPE Investment Amount shall be available at the Closing.

Section 7.2 Conditions to Obligations of the Company. The obligations of the Company to consummate the transactions contemplated by this Agreement are further subject to the satisfaction (or written waiver by the Company) at or prior to the Closing of the following conditions:

(a) Representations and Warranties. Other than the representations and warranties set forth in Section 5.1 (Organization), Section 5.2 (Authorization), Section 5.3 (Capitalization), Section 5.4(a) (Consents and Approvals; No Violations), Section 5.13 (Certain Fees), Section 5.14 (Organization of Merger Sub), Section 5.17 (Board Approval; Stockholder Vote), and Section 5.18 (Trust Account) (together, the “Parent Fundamental Representations”), the representations and warranties of the Parent Parties contained in Article V shall be true

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and correct as of the date of this Agreement and as of the Closing Date as if made at and as of such time (except for representations and warranties that speak as of a specific date prior to the Closing Date, in which case such representations and warranties need only be true and correct as of such earlier date); provided, that this condition shall be deemed satisfied unless any and all inaccuracies in such representations and warranties, in the aggregate, would or would reasonably be expected to have a Parent Material Adverse Effect (ignoring for the purposes of this Section 7.2(a) any qualifications by “materiality” contained in such representations or warranties). The Parent Fundamental Representations shall be true and correct in all respects (except Section 5.3 (Capitalization) which may have de minimis deviations) as of the date of this Agreement and as of the Closing Date as if made at and as of such time (except for representations and warranties that speak as of a specific date prior to the Closing Date, in which case such representations and warranties need only be true and correct as of such earlier date);

(b) Performance of Obligations. Each of the Parent Parties shall have performed in all material respects its obligations under this Agreement required to be performed by it at or prior to the Closing pursuant to the terms hereof;

(c) Parent Parties Officer’s Certificate. An authorized officer of the Parent Parties shall have executed and delivered to the Company a certificate (the “Parent Closing Certificate”) as to compliance with the conditions set forth in Section 7.2(a) and Section 7.2(b) hereof;

(d) Trust Account. (i) Parent shall have made all necessary and appropriate arrangements with the trustee to the Trust Account to have all of the funds contained in the Trust Account disbursed in accordance with this Agreement and the Trust Agreement, and (ii) there shall be no Legal Disputes pending or threatened by any Person (not including the Company and its Affiliates) with respect to or against the Trust Account that would reasonably be expected to have a material adverse effect on Parent’s ability to perform its obligations hereunder and pursuant to the Trust Agreement; and

(e) No Parent Material Adverse Effect. Since the date of this Agreement, there shall not have occurred a Parent Material Adverse Effect.

Section 7.3 Conditions to Obligations of the Parent Parties. The obligations of the Parent Parties to consummate the transactions contemplated by this Agreement are further subject to the satisfaction (or written waiver by the Parent Parties) at or prior to the Closing of the following conditions:

(a) Representations and Warranties. The representations and warranties of the Company contained in Article III (other than the Company Fundamental Representations) and of the Equityholders contained in Article IV shall be true and correct as of the date of this Agreement and as of Closing Date as if made at and as of such time (except for representations and warranties that speak as of a specific date prior to the Closing Date, in which case such representations and warranties need only be true and correct as of such earlier date); provided, that this condition shall be deemed satisfied unless any and all inaccuracies in such representations and warranties, in the aggregate, result in a Material Adverse Effect (ignoring for the purposes of this Section 7.3(a) any qualifications by Material Adverse Effect or ”materiality” contained in such representations or warranties); and the Company Fundamental Representations shall be true and correct in all respects as of the Closing Date as if made at and as of such time (except for representations and warranties that speak as of a specific date prior to the Closing Date, in which case such Company Fundamental Representations need only be true and correct in all material respects as of such earlier date);

(b) Performance of Obligations. The Company shall have performed in all material respects its obligations under this Agreement required to be performed by it at or prior to the Closing pursuant to the terms hereof;

(c) Company Officer’s Certificate. An authorized officer of the Company shall have executed and delivered to the Parent Parties a certificate (the “Company Closing Certificate”) as to the Company’s compliance with the conditions set forth in Section 7.3(a) and Section 7.3(b);

(d) PPP Loan. If the terms of any loans received by the Company under the Paycheck Protection Program pursuant to Section 1102 of the CARES Act guaranteed by the SBA (the “PPP Loan”) requires the consent of the U.S. Small Business Administration (“SBA”) to the transactions contemplated by this Agreement, either (i) the Parent Parties shall have received a copy of such consent or (ii) the Company shall have fully paid off such PPP Loan in each case, no later than five (5) Business Days prior to the Closing;

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(e) No Material Adverse Effect. Since the date of this Agreement, there shall not have occurred a Material Adverse Effect; and

(f) Release Letter. The Parent Parties shall have received a copy of a release letter, in a form reasonably acceptable to the Parent Parties, by and between the Majority Stockholder and Stifel Bank & Trust (“Stifel”), pursuant to which Stifel releases its security interest in the capital stock of the Company pledged to Stifel by the Majority Stockholder.

Section 7.4 Frustration of Closing Conditions. Neither the Company nor any of the Parent Parties may rely on the failure of any condition set forth in Section 7.1, Section 7.2 or Section 7.3, as the case may be, if such failure was caused by such Party’s failure to comply with any provision of this Agreement.

Article VIII
CLOSING

Section 8.1 Closing. Subject to the terms and conditions of this Agreement, the closing of the transactions contemplated by this Agreement (the “Closing”) shall occur as promptly as possible, and in any event no later than three (3) Business Days following the satisfaction or waiver of the conditions to the obligations of the Parties set forth in Article VII (other than those conditions that by their nature are to be fulfilled at Closing, but subject to the satisfaction or waiver of such conditions) or on such other date as the Parties may agree in writing. The date of the Closing shall be referred to herein as the “Closing Date”. The Closing shall take place at the offices of Kirkland & Ellis LLP located at 555 California Street, 29th Floor, San Francisco, CA 94104, at 10:00 a.m. Eastern, or at such other place or at such other time as the Parties may agree in writing.

Section 8.2 Deliveries by the Company. At the Closing, the Company will deliver or cause to be delivered to Parent (unless delivered previously) the following:

(a) the Certificate of Merger, executed by the Company;

(b) the Company Closing Certificate;

(c) the Escrow Agreement executed by the Majority Stockholder;

(d) the Payoff Letters, in a form reasonably acceptable to Parent;

(e) the Investor Rights Agreement executed by the Majority Stockholder and John Hendricks, Clint Stinchcomb, Tia Cudahy, Jason Eustace, Elizabeth Hendricks and Patrick Keeley; and

(f) any other document required to be delivered by the Company at Closing pursuant to this Agreement.

Section 8.3 Deliveries by Parent. At the Closing, Parent will deliver or cause to be delivered to the Company the following:

(a) the Escrow Agreement executed by the Parent Parties;

(b) the Parent Closing Certificate;

(c) the Investor Rights Agreement executed by Parent;

(d) the Restricted Stock Agreement executed by Parent and the SWAG Sponsor; and

(e) any other document required to be delivered by the Parent Parties at Closing pursuant to this Agreement.

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Article IX
TERMINATION

Section 9.1 Termination. This Agreement may be terminated at any time at or prior to the Closing:

(a) in writing, by mutual consent of the Parties;

(b) by the Parent Parties if the condition set forth in Section 7.3(e) cannot be satisfied or if there has been breach of any representation, warranty, covenant or other agreement made by the Company in this Agreement, or any such representation and warranty shall have become untrue or inaccurate after the date of this Agreement, in each case which breach, untruth or inaccuracy (i) would reasonably be expected to result in Section 7.3(a) or Section 7.3(b) not being satisfied as of the Closing Date (a “Terminating Company Breach”), and (ii) shall not have been cured within twenty (20) days after written notice from the Parent Parties of such Terminating Company Breach is received by the Company (such notice to describe such Terminating Company Breach in reasonable detail), or which breach, untruth or inaccuracy, by its nature, cannot be cured prior to the Outside Date; provided, that no Parent Party is then in material breach of any of their respective representations, warranties, covenants or other obligations under this Agreement, which breach would give rise to a failure of a condition set forth in Section 7.2(a) or Section 7.2(b);

(c) by the Company if there has been a breach of any representation, warranty, covenant or other agreement made by any Parent Party in this Agreement, or any such representation and warranty shall have become untrue or inaccurate after the date of this Agreement, in each case which breach, untruth or inaccuracy (i) would reasonably be expected to result in Section 7.2(a) or Section 7.2(b) not being satisfied as of the Closing Date (a “Terminating Parent Breach”), and (ii) shall not have been cured within twenty (20) days after written notice from the Company of such Terminating Parent Breach is received by the Parent Parties (such notice to describe such Terminating Parent Breach in reasonable detail), or which breach, untruth or inaccuracy, by its nature, cannot be cured prior to the Outside Date; provided, that the Company is not then in material breach of any of its representations, warranties, covenants or other obligations under this Agreement, which breach would give rise to a failure of a condition set forth in Section 7.3(a) or Section 7.3(b);

(d) by written notice by any Party if the Closing has not occurred on or prior to January 31, 2021 (the “Outside Date”) for any reason other than delay and/or nonperformance of the Party seeking such termination, in which case the non-terminating Party shall be deemed to be in breach of this Agreement;

(e) by the Company or a Parent Party within two (2) Business Days of receipt by such Party of a Supplement delivered pursuant to Section 6.7 which discloses any event, fact or circumstance that is reasonably likely to cause the failure of any condition set forth in Section 7.1 or Section 7.3, with respect to the Parent Parties, or Section 7.1 or Section 7.2, with respect to the Company, to be satisfied and such failure cannot be cured within thirty (30) days of receipt of such Supplement or, in any event, within two (2) Business Days prior to the Closing;

(f) by the Company if there has been a Change in Recommendation; and

(g) by Parent or the Company if the approval of the Transaction Proposals is not obtained at the Parent Common Stockholders Meeting (including any adjournments thereof).

Section 9.2 Procedure and Effect of Termination. In the event of the termination of this Agreement pursuant to Section 9.1 by the Parent Parties, on the one hand, or the Company, on the other hand, written notice thereof shall forthwith be given to the other parties hereto specifying the provision hereof pursuant to which such termination is made, and this Agreement shall be terminated and become void and have no effect, and there shall be no liability hereunder on the part of any of the Parent Parties or the Company, except that this Section 9.2, Section 6.5 (Public Announcements), Section 10.1 (Fees and Expenses), Section 10.2 (Notices), Section 10.3 (Severability), Section 10.7 (Consent to Jurisdiction, Etc.), Section 10.9 (Governing Law), Section 10.15 (No Recourse), and Section 10.18 (Trust Account Waiver) shall survive any termination of this Agreement. Nothing in this Section 9.2 shall (a) relieve or release any party to this Agreement of any liability or damages (which the parties acknowledge and agree shall not be limited to reimbursement of expenses or out-of-pocket costs, and may include to the extent proven the benefit of the bargain lost by a party’s equityholders (taking into consideration relevant matters, including other combination opportunities and the time value of money, which shall be deemed in such event to be damages of such party)) arising out of such party’s willful or intentional breach of any provision of this Agreement, or (b) impair the right of any party hereto to compel specific performance by the other party or parties, as the case may be, of such party’s obligations under this Agreement.

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Article X
MISCELLANEOUS

Section 10.1 Fees and Expenses. Except as otherwise expressly provided herein, the Parent Transaction Expenses and the Company Transaction Expenses shall be paid by the Company at the Closing in accordance with Section 2.4(b).

Section 10.2 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given (a) when delivered in person or, by facsimile or by e-mail, (b) on the next Business Day when sent by overnight courier, or (c) on the second succeeding Business Day when sent by registered or certified mail (postage prepaid, return receipt requested) to the respective Parties at the following addresses (or at such other address for a Party as shall be specified by like notice):

If to the Parent Parties, to:

c/o Software Acquisition Group Inc.

1980 Festival Plaza Drive

Suite 300

Las Vegas, NV 89135

Attention: Jonathan Huberman

Telephone: (310) 991-4982

E-mail: jon@softwareaqn.com

with a copy (which shall not constitute notice) to:

555 California Avenue, Suite 2700

San Francisco, CA 94104

Attention: Stuart E. Casillas, P.C.; Erin M. Blake

Facsimile No.: (415) 439-1301

Email: casillas@kirkland.com; erin.blake@kirkland.com

If to the Company (prior to the Closing) to:

c/o CuriosityStream Inc.

8484 Georgia Ave., Suite 700

Silver Spring, MD 20910

Attention: Clint Stinchcomb

Email: clint@curiositystream.com

with a copy (which shall not constitute notice) to:

Arnold & Porter LLP

250 West 55th Street

New York, NY 10019

Attention: Christopher Peterson

Email: Christopher.peterson@arnoldporter.com

If to the Majority Stockholder to:

c/o Hendricks Factual Media LLC

8484 Georgia Ave., Suite 700

Silver Spring, MD 20910

Attention: John Hendricks

Email: john.hendricks@hihllc.com

with a copy (which shall not constitute notice) to:

Arnold & Porter LLP

250 West 55th Street

New York, NY 10019

Attention: Christopher Peterson

Email: Christopher.peterson@arnoldporter.com

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All such notices, requests, demands, waivers and communications shall be deemed received upon (i) actual receipt thereof by the addressee, or (ii) actual delivery thereof to the appropriate address.

Section 10.3 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other terms, conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement be consummated as originally contemplated to the fullest extent possible.

Section 10.4 Binding Effect; Assignment. This Agreement and all of the provisions hereof shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, directly or indirectly, including by operation of law, by any Party without the prior written consent of the other Parties.

Section 10.5 No Third Party Beneficiaries. Except as otherwise provided in Section 6.9, Section 6.20 and Section 10.15, this Agreement is exclusively for the benefit of the Company, and its respective successors and permitted assigns, with respect to the obligations of the Parent Parties under this Agreement, and for the benefit of the Parent Parties, and their respective successors and permitted assigns, with respect to the obligations of the Company under this Agreement, and this Agreement shall not be deemed to confer upon or give to any other third party any remedy, claim, liability, reimbursement, cause of action or other right. Notwithstanding anything herein to the contrary, the Company shall have the right to enforce the rights of the Equityholders to pursue damages in the event of a material breach of this Agreement by any of the Parent Parties, in which event the damages recoverable by the Company for itself and on behalf of the Equityholders shall be determined by reference to the total amount that would have been recoverable by the Equityholders if all such Equityholders brought an action against the Parent Parties and were recognized as intended third party beneficiaries hereunder.

Section 10.6 Section Headings. The Article and Section headings contained in this Agreement are exclusively for the purpose of reference, are not part of the agreement of the Parties and shall not in any way affect the meaning or interpretation of this Agreement.

Section 10.7 Consent to Jurisdiction, Etc. Each Party hereby and any Person asserting rights as a third party beneficiary may do so only if he, she or it irrevocably agrees that any Legal Dispute shall be brought only to the exclusive jurisdiction of the courts of the State of Delaware or the federal courts located in the State of Delaware, and each Party hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by Law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding that is brought in any such court has been brought in an inconvenient forum. During the period a Legal Dispute that is filed in accordance with this Section 10.7 is pending before a court, all actions, suits or proceedings with respect to such Legal Dispute or any other Legal Dispute, including any counterclaim, cross-claim or interpleader, shall be subject to the exclusive jurisdiction of such court. Each Party and any Person asserting rights as a third party beneficiary may do so only if he, she or it hereby waives, and shall not assert as a defense in any Legal Dispute, that (a) such Party is not personally subject to the jurisdiction of the above named courts for any reason, (b) such action, suit or proceeding may not be brought or is not maintainable in such court, (c) such Party’s property is exempt or immune from execution, (d) such action, suit or proceeding is brought in an inconvenient forum, or (e) the venue of such action, suit or proceeding is improper. A final judgment in any action, suit or proceeding described in this Section 10.7 following the expiration of any period permitted for appeal and subject to any stay during appeal shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Laws. EACH OF THE PARTIES AND ANY PERSON ASSERTING RIGHTS AS A THIRD PARTY BENEFICIARY MAY DO SO ONLY IF HE, SHE OR IT IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT TO TRIAL BY JURY ON ANY CLAIMS OR COUNTERCLAIMS ASSERTED IN ANY LEGAL DISPUTE RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND FOR ANY COUNTERCLAIM RELATING THERETO. IF THE SUBJECT MATTER OF ANY SUCH LEGAL DISPUTE IS ONE IN WHICH THE WAIVER OF JURY TRIAL IS PROHIBITED, NO PARTY NOR ANY PERSON ASSERTING RIGHTS AS A THIRD PARTY BENEFICIARY SHALL ASSERT IN SUCH LEGAL DISPUTE A NONCOMPULSORY COUNTERCLAIM ARISING OUT OF OR

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RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. FURTHERMORE, NO PARTY NOR ANY PERSON ASSERTING RIGHTS AS A THIRD PARTY BENEFICIARY SHALL SEEK TO CONSOLIDATE ANY SUCH LEGAL DISPUTE WITH A SEPARATE ACTION OR OTHER LEGAL PROCEEDING IN WHICH A JURY TRIAL CANNOT BE WAIVED.

Section 10.8 Entire Agreement. This Agreement (including the Schedules and Exhibits attached hereto) and the Ancillary Agreements constitute the entire agreement among the Parties with respect to the subject matter of this Agreement and supersede all other prior agreements and understandings, both written and oral, between the Parties with respect to the subject matter of this Agreement. Each Party acknowledges and agrees that, in entering into this Agreement, such Party has not relied on any promises or assurances, written or oral, that are not reflected in this Agreement (including the Schedules and Exhibits attached hereto) or the Ancillary Agreements.

Section 10.9 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof) as to all matters, including matters of validity, construction, effect, performance and remedies.

Section 10.10 Specific Performance. The Parties acknowledge that the rights of each Party to consummate the transactions contemplated hereby are unique and recognize and affirm that in the event of a breach of this Agreement by any Party, money damages may be inadequate and the non-breaching Party may have no adequate remedy at law. Accordingly, the Parties agree that such non-breaching Party shall have the right, in addition to any other rights and remedies existing in their favor at law or in equity, to enforce its rights and the other Party’s obligations hereunder not only by an action or actions for damages but also by an action or actions for specific performance, injunctive and/or other equitable relief (without posting of bond or other security), including any order, injunction or decree sought by such non-breaching Party to cause the other Party to perform its respective agreements and covenants contained in this Agreement. Each Party further agrees that the only permitted objection that it may raise in response to any action for equitable relief is that it contests the existence of a breach or threatened breach of this Agreement.

Section 10.11 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or e-mail shall be as effective as delivery of a manually executed counterpart of the Agreement.

Section 10.12 Amendment; Modification. This Agreement may be amended, modified or supplemented at any time only by written agreement of the Parties.

Section 10.13 Time of Essence. With regard to all dates and time periods set forth in this Agreement, time is of the essence.

Section 10.14 Schedules. Disclosure of any fact or item in any Schedule hereto referenced by a particular Section in this Agreement shall be deemed to have been disclosed with respect to every other Section in this Agreement in respect of which the applicability of such disclosure is reasonably apparent on its face. The specification of any dollar amount in the representations or warranties contained in this Agreement or the inclusion of any specific item in any Schedules is not intended to imply that such amounts, or higher or lower amounts or the items so included or other items, are or are not material, and no Party shall use the fact of the setting of such amounts or the inclusion of any such item in any dispute or controversy as to whether any obligation, items or matter not described herein or included in a Schedule is or is not material for purposes of this Agreement or otherwise.

Section 10.15 No Recourse. Except to the extent otherwise set forth in the Ancillary Agreements, all claims, obligations, liabilities, or causes of action (whether in contract or in tort, in law or in equity, or granted by statute) that may be based upon, in respect of, arise under, out or by reason of, be connected with, or relate in any manner to this Agreement, or the negotiation, execution, or performance of this Agreement (including any representation or warranty made in, in connection with, or as an inducement to, this Agreement), may be made only against (and such representations and warranties are those solely of) the Parties. No Person who is not a Party, including any current, former or future director, officer, employee, incorporator, member, partner, manager, stockholder, Affiliate, agent, attorney, representative or assignee of, and any financial advisor or lender to, any Party, or any current, former or future director, officer, employee, incorporator, member, partner, manager, stockholder, Affiliate, agent, attorney, representative or assignee of, and any financial advisor or lender to, any of the foregoing (collectively, the “Nonparty Affiliates”), shall have any liability (whether in contract or in tort, in law or in equity, or granted by statute) for any claims, causes of action, obligations, or liabilities arising under, out of, in connection with, or related in any

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manner to this Agreement or based on, in respect of, or by reason of this Agreement or its negotiation, execution, performance, or breach (other than as set forth in the Ancillary Agreements), and, to the maximum extent permitted by Laws, each Party hereby waives and releases all such liabilities, claims, causes of action, and obligations against any such Nonparty Affiliates. Without limiting the foregoing, to the maximum extent permitted by Laws (other than as set forth in the Ancillary Agreements), (a) each Party hereby waives and releases any and all rights, claims, demands, or causes of action that may otherwise be available at law or in equity, or granted by statute, to avoid or disregard the entity form of a Party or otherwise impose liability of a Party on any Nonparty Affiliate, whether granted by statute or based on theories of equity, agency, control, instrumentality, alter ego, domination, sham, single business enterprise, piercing the veil, unfairness, undercapitalization, or otherwise, and (b) each Party disclaims any reliance upon any Nonparty Affiliates with respect to the performance of this Agreement or any representation or warranty made in, in connection with, or as an inducement to this Agreement.

Section 10.16 Construction.

(a) Unless the context of this Agreement otherwise clearly requires, (i) references to the plural include the singular, and references to the singular include the plural, (ii) references to one gender include the other gender, (iii) the words “include”, “includes” and “including” do not limit the preceding terms or words and shall be deemed to be followed by the words ”without limitation”, (iv) the terms “hereof”, “herein”, “hereunder”, “hereto” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement, (v) the terms “day” and “days” mean and refer to calendar day(s), (vi) any statement in this Agreement to the effect that any information, document, or other material has been “made available” by any of the Company or the Majority Stockholder shall mean that a true, correct, and complete copy of such information, document, or other material was included in and available at the “Cheetah” online data site hosted by Datasite at https://datasiteone.merrillcorp.com/manda/project/5b637ac5d6ffc5000fc7cc0d at least two (2) Business Days prior to the date hereof, and (vii) the terms “year” and “years” mean and refer to calendar year(s).

(b) Unless otherwise set forth in this Agreement and for disclosure purposes only if made available to Parent, references in this Agreement to (i) any document, instrument or agreement (including this Agreement) (A) includes and incorporates all exhibits, schedules and other attachments thereto, (B) includes all documents, instruments or agreements issued or executed in replacement thereof, and (C) means such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified or supplemented from time to time in accordance with its terms and in effect at any given time, and (ii) a particular Law means such Law, as amended, modified, supplemented or succeeded from time to time and in effect on the date hereof. All Article, Section, Exhibit and Schedule references herein are to Articles, Sections, Exhibits and Schedules of this Agreement, unless otherwise specified.

(c) This Agreement shall not be construed as if prepared by one of the Parties, but rather according to its fair meaning as a whole, as if all Parties had prepared it.

Section 10.17 Indemnification and Survival.

(a) Parent and its officers, managers, members, employees, agents and Affiliates (including the Surviving Company) (each, a “Parent Indemnitee”) shall be entitled to indemnification, compensation and reimbursement with respect of (1) any inaccuracies in, or any breach of, any representation or warranty of the Company or the Majority Stockholder contained in this Agreement (including any schedule or exhibit attached hereto), (2) the breach or nonperformance of any covenant of the Majority Stockholder contained in this Agreement (including any schedule or exhibit attached hereto), and (3) the exercise of appraisal or dissenters rights by any Company Stockholder (it being agreed that only Losses in excess of the amount such Person would have received in respect of such Person’s shares of Company Stock if such Person had received such Person’s portion of the final Merger Consideration in respect thereof and not exercised such appraisal or dissenters rights shall constitute a Loss), from the Indemnification Escrow Amount hereunder, from and against any and all losses, liabilities, claims, damages, diminution in value, penalties, fines, judgments, awards, settlements, Taxes, costs, fees, expenses (including reasonable attorneys’ and accountants’ fees and costs) and disbursements (collectively, “Losses”); provided, however, that, notwithstanding anything to the contrary in this Agreement, other than in the case of fraud or willful misconduct, no Parent Indemnitee shall be entitled to indemnification under this Section 10.17(a) against any Losses (whether direct or indirect) if such Losses arise out of or result from, in whole or in part, the Requisite Stockholders’ approval of, or the execution, filing or effectiveness of, the CoD Amendment.

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(b) Parent shall compensate and reimburse the Equityholders from and against any and all Losses, regardless of whether such Losses relate to any third party claim, based upon, arising out of or otherwise relating to or in respect of (i) any inaccuracies in any representation or warranty of the Parent Parties contained in this Agreement (including any schedule or exhibit attached hereto) or (ii) any breach or nonperformance of any covenant or agreement of the Parent Parties or the Surviving Company contained in this Agreement (including any schedule or exhibit attached hereto).

(c) Each of the representations and warranties of the Company, the Parent Parties and the Majority Stockholder contained in this Agreement (including in any schedule or exhibit attached hereto) or in any Ancillary Agreement shall survive the Closing of the transactions contemplated hereby for a period of twelve (12) months (the date that is last day of such twelve (12)-month period, the “Expiration Date”), after which no claim for indemnification for the breach of any representation or warranty contained in this Agreement (including any schedule or exhibit attached hereto) or in any Ancillary Agreement may be brought provided, however, that (i) the “Expiration Date” for any Liability Claim relating to a breach of the Parent Fundamental Representations and the Company Fundamental Representations shall be a period of seven (7) years, and (ii) any Liability Claim pending on the applicable Expiration Date for which a Claims Notice has been given in accordance with this Section 10.17 on or before such Expiration Date may continue to be asserted and indemnified against until finally resolved. All of the covenants and agreements contained in this Agreement (including any schedule or exhibit attached hereto) shall survive until such covenants and agreements are fully satisfied and require no performance or forbearance.

(d) Notwithstanding anything to the contrary contained in this Agreement (including any schedule or exhibit attached hereto), the following limitations on indemnification shall apply:

(i) The Parent Indemnitees shall not be entitled to indemnification under Section 10.17(a) for any individual or series of related Losses which do not exceed fifty thousand dollars $50,000 (which Losses shall not be counted towards the other limits in this Section 10.17(d)).

(ii) The Parent Indemnitees shall not be entitled to indemnification under Section 10.17(a) unless and until the aggregate amount of Losses of the Parent Indemnitees exceeds one million dollars ($1,000,000) (the “Basket”), after which the Parent Indemnitees shall be entitled to recover the full amount of such Losses. Notwithstanding the foregoing, the Basket shall not apply to any Losses with respect to any inaccuracies in, or any breach of, any Company Fundamental Representation or any claim arising out of fraud criminal activity or intentional representation.

(iii) The Parent Indemnitees shall not be entitled to indemnification under Section 10.17(a) in excess of the then-available Indemnification Escrow Amount (the “Cap”); provided that the Company Fundamental Representations shall not be subject to the Cap.

(e) For the purposes of (i) determining whether there is an inaccuracy in, or breach of, any representation or warranty made by the Company or the Majority Stockholder in this Agreement (including in any schedule or exhibit attached hereto) or in any Ancillary Agreement and (ii) calculating the amount of Losses in connection therewith, any materiality, Material Adverse Effect, “in all material respects” or similar qualifications in such representation or warranty the inclusion of which would limit or potentially limit the Losses recoverable by the Parent Indemnitees hereunder shall be disregarded (as if such words or phrases were deleted from such representation or warranty).

(f) In addition to any and all other remedies hereunder or at Law or in equity, Parent shall be entitled to recover any monetary indemnification payment, monetary payment or other specified monetary amounts due to any Parent Indemnitee hereunder by retaining and setting off such monetary amount (regardless of whether such monetary amount has been liquidated or reduced to judgment) against any amounts due or to become due from Parent or the Surviving Company to the Equityholders (or their Affiliates) hereunder or under any Ancillary Agreement.

(g) As soon as is reasonably practicable after the Equityholders, on the one hand, or a Parent Indemnitee, on the other hand, becomes aware of claim, whether direct or from a third party claim, that such party has under Section 10.17(a) that may result in a Loss (a “Liability Claim”), such party (the “Indemnified Party”) shall give notice of such Liability Claim (a “Claims Notice”) to the other party (or to the Majority Stockholder, if

Annex A-51

the Indemnified Party is a Parent Indemnitee) (the “Indemnifying Party”). A Claims Notice must describe the Liability Claim in reasonable detail and must indicate the amount (estimated, if necessary and to the extent feasible) of the Loss that has been or may be suffered by the Indemnified Party. No delay in or failure to give a Claims Notice by the Indemnified Party to the Indemnifying Party pursuant to this Section 10.17(g) will adversely affect any of the other rights or remedies that the Indemnified Party has under this Agreement, or alter or relieve the Indemnifying Party of its obligation to indemnify the Indemnified Party, in each case, except to the extent that such delay or failure has materially prejudiced the Indemnifying Party.

(h) With respect to any Liability Claim arising from a third party claim asserted against the Indemnified Party, except for Tax Matters that shall be governed by Section 6.8(b)(iii), the Indemnifying Party shall have the right, exercisable by written notice to the Indemnified Party within fifteen (15) days after receipt of a Claims Notice from the Indemnified Party, to assume and conduct the defense of such third party claim in accordance with the limits set forth in this Agreement with counsel selected by the Indemnifying Party and reasonably acceptable to the Indemnified Party; provided, however, that the (i) defense of such third party claim by the Indemnifying Party will not, in the reasonable judgment of the Indemnified Party, have a material adverse effect on the Indemnified Party; (ii) Indemnifying Party has sufficient financial resources, in the reasonable judgment of the Indemnified Party, to satisfy the amount of any adverse monetary judgment that is reasonably likely to result; (iii) third party claim solely seeks (and continues to seek) monetary damages; (iv) third party claim does not include criminal charges and (v) Indemnifying Party expressly agrees in writing to be fully responsible for all Losses relating to such Liability Claim associated with the third party claim (the conditions set forth in clauses (i) through (v), collectively, the “Litigation Conditions”). If the Indemnifying Party does not assume the defense of a third party claim in accordance with this Section 10.17(h), the Indemnified Party may continue to defend such third party claim. If the Indemnifying Party has assumed the defense of a third party claim as provided in this Section 10.17(h), the Indemnifying Party shall not be liable for any legal expenses subsequently incurred by the Indemnified Party in connection with the defense of such third party claim; provided, however, that if (A) any of the Litigation Conditions ceases to be met or (B) the Indemnifying Party fails to take reasonable steps necessary to defend diligently such third party claim, the Indemnified Party may assume its own defense, and the Indemnifying Party will be liable for all reasonable costs or expenses paid or incurred in connection with such defense. The Indemnified Party shall have the right to participate in (but not control), at its own expense, the defense of any third party claims that is being defending by the Indemnifying Party. The Indemnifying Party, if it has assumed the defense of any third party claim as provided in this Agreement, shall not, without the prior written consent of the Indemnified Party, consent to a settlement of, or the entry of any judgment arising from, such third party claim that (x) does not include as an unconditional term thereof the giving by the claimant or the plaintiff to the Indemnified Party a complete release from all liability in respect of such third part claim, (y) grants any injunctive or equitable relief or (z) may reasonably be expected to have an adverse effect on the affected business of the Indemnified Party.

(i) Subject to this Section 10.17 and pursuant to the terms set forth in the Escrow Agreement, the Escrow Agent shall hold the Indemnification Escrow Amount in the Indemnification Escrow Fund until the date that is last day of the twelve (12)-month period following the Closing (the “Indemnification Escrow Release Date”). Promptly following the Indemnification Escrow Release Date (but in no event later than two (2) Business Days thereafter), the Majority Stockholder and Parent shall deliver to the Escrow Agent joint written instructions directing the Escrow Agent to distribute to the Exchange Agent, on behalf of the Company Stockholders, any remaining Indemnification Escrow Amount in the Indemnification Escrow Fund less the Indemnification Escrow Amount in the Indemnification Escrow Fund equal to the aggregate value of all unsatisfied or disputed indemnifiable Losses set forth in any Claims Notice delivered to the Majority Stockholder on or prior to the Indemnification Escrow Release Date in accordance with this Section 10.17. Any portion of the Indemnification Escrow Amount held by the Escrow Agent following the Indemnification Escrow Release Date with respect to pending but unresolved claims for indemnification pursuant to this Section 10.17 that is not awarded to Parent upon the resolution of such claims shall be promptly distributed by the Escrow Agent to the Exchange Agent, on behalf of the Company Stockholders. Parent and the Majority Stockholder shall, promptly after final resolution of such pending claims (but in no event later than two Business Days thereafter), execute a joint instruction to release such amounts from the Indemnification Escrow Fund in accordance with such final resolution thereof.

Annex A-52

Section 10.18 Trust Account Waiver. Notwithstanding anything else in this Agreement, the Company and the Majority Stockholder acknowledge that they have read the prospectus dated November 19, 2019 (the “Prospectus”) and understand that Parent has established the Trust Account for the benefit of Parent’s public stockholders and that Parent may disburse monies from the Trust Account only (a) to Parent in limited amounts from time to time in order to permit Parent to pay its operating expenses, (b) if Parent completes the transactions which constitute a Business Combination, then to those Persons and in such amounts as described in the Prospectus, and (c) if Parent fails to complete a Business Combination within the allotted time period and liquidates, subject to the terms of the Trust Agreement, to Parent in limited amounts to permit Parent to pay the costs and expenses of its liquidation and dissolution, and then to Parent’s public stockholders. All liabilities and obligations of Parent due and owing or incurred at or prior to the Closing shall be paid as and when due, including all amounts payable (x) to Parent’s public stockholders in the event they elect to have their shares redeemed in accordance with Parent’s Organizational Documents and/or the liquidation of Parent, (y) to Parent after, or concurrently with, the consummation of a Business Combination, and (z) to Parent in limited amounts for its operating expenses and tax obligations incurred in the Ordinary Course. The Company and the Majority Stockholder further acknowledge that, if the transactions contemplated by this Agreement (or, upon termination of this Agreement, another Business Combination) are not consummated by May 22, 2021, Parent will be obligated to return to its stockholders the amounts being held in the Trust Account, unless such date is otherwise extended. Upon the Closing, Parent shall cause the Trust Account to be disbursed to Parent and as otherwise contemplated by this Agreement. Accordingly, the Company and the Majority Stockholder s, for each of themselves and their respective subsidiaries, affiliated entities, directors, officers, employees, stockholders, representatives, advisors and all other associates and Affiliates, hereby waive all rights, title, interest or claim of any kind to collect from the Trust Account any monies that may be owed to them by Parent for any reason whatsoever, including for a breach of this Agreement by Parent or any negotiations, agreements or understandings with Parent (whether in the past, present or future), and will not seek recourse against the Trust Account at any time for any reason whatsoever, in each case except as expressly contemplated by this Agreement. This paragraph will survive the termination of this Agreement for any reason.

[Signatures follow on next page.]

Annex A-53

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first above written.

PARENT:

SOFTWARE ACQUISITION GROUP INC.

By:	/s/ Jonathan Huberman
Name: Jonathan Huberman
Title: Chairman, CEO & CFO

[Signature Page to Agreement and Plan of Merger]

Annex A-54

MERGER SUB:

CS MERGER SUB, INC.

By:	/s/ Jonathan Huberman
Name: Jonathan Huberman
Title: Chairman, CEO & CFO

[Signature Page to Agreement and Plan of Merger]

Annex A-55

COMPANY:

CURIOSITYSTREAM INC.

By:	/s/ Clint Stinchcomb
Name: Clint Stinchcomb
Title: Chief Executive Officer

MAJORITY STOCKHOLDER:

HENDRICKS FACTUAL MEDIA LLC

By:	/s/ John Hendricks
Name: John Hendricks
Title: Manager

[Signature Page to Agreement and Plan of Merger]

Annex A-56

EXHIBIT A

DEFINITIONS

For purposes of this Agreement, each of the following terms (including the singular and plural thereof, as applicable) shall have the meaning set forth below:

“Accrued Value” shall have the meaning set forth in the Certificate of Designations.

“Actions” means actions, mediations, suits, litigations, arbitrations, claims, grievances, complaints, proceedings, audits, inquiries, investigations or reviews.

“Adjustment Amount” means the sum of (i) the Estimated Net Working Capital Surplus, if any; plus (ii) the Estimated Closing Cash; minus (iii) the Estimated Closing Indebtedness; minus (iv) the Estimated Net Working Capital Deficit, if any; minus (v) the Working Capital Escrow Amount; minus (vii) the Indemnification Escrow Amount.

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by, or under common control with, such specified Person.

“Aggregate Exercise Price” means the aggregate exercise price that would be payable by the Company Option Holders upon the exercise of all Company Options outstanding as of immediately prior to the Effective Time.

“Ancillary Agreements” means the Confidentiality Agreement, the Investor Rights Agreement, the Escrow Agreement, the Exchange Agent Agreement, the Restricted Stock Agreement and the other documents delivered pursuant to this Agreement.

“Anti-Corruption Laws” means all U.S. and non-U.S. Laws relating to the prevention of corruption and bribery, including, without limitation, the U.S. Foreign Corrupt Practices Act of 1977, as amended, and the UK Bribery Act of 2010.

“Balance Sheet Date” means the date of the Interim Balance Sheet.

“Base Exchange Value” means $302,098,500.

“Business Combination” has the meaning given to such term in the Certificate of Incorporation of Parent.

“Business Day” means any day except Saturday, Sunday or any days on which banks are generally not open for business in New York, New York.

“CARES Act” means the Coronavirus Aid, Relief, and Economic Security Act (Pub. L. 116-136) and any administrative or other guidance published with respect thereto by any Governmental Entity.

“Cash and Cash Equivalents” means the cash, cash equivalents, checks received but not cleared and deposits in transit of the Company as of the Closing, measured in accordance with GAAP and absent any effects of the transactions contemplated hereby. For the avoidance of doubt, Cash and Cash Equivalents shall not include Restricted Cash, any cash overdrafts, issued but uncleared checks or other negative balances.

“Cash Deficit” means the amount, if any, by which the Estimated Closing Cash is greater than the Final Closing Cash.

“Cash Surplus” means the amount, if any, by which the Final Closing Cash is greater than the Estimated Closing Cash.

“COBRA” means Part 6 of Subtitle B of Title I of ERISA, Section 4980B of the Code, and any similar state Law.

“Code” means the United States Internal Revenue Code of 1986, as amended, or any successor Law.

Annex A-57

“Company Benefit Plan” means each Employee Benefit Plan (that is not a PEO Plan) that is maintained, sponsored, contributed to, or required to be contributed to by the Company or with respect to which the Company has any current or contingent liability or obligation, including, solely in the case of an Employee Benefit Plan subject to the provisions of Title IV of ERISA, on account of any ERISA Affiliate.

“Company Common Stock” means collectively, the Class A common stock, par value $0.01 per share, of the Company and the Class B common stock, par value $0.01 per share, of the Company.

“Company Data” means all business information and all Personal Data (whether of employees, contractors, consultants, customers, consumers, or other Persons and whether in electronic or any other form or medium) that is accessed, collected, used, processed, stored, shared, distributed, transferred, disclosed, destroyed, or disposed of by any of the Company Systems.

“Company Dissenting Shares” means any shares of Company Stock that are issued and outstanding immediately prior to the Effective Time and in respect of which appraisal rights have been properly demanded in accordance with the DGCL in connection with the Merger.

“Company Fundamental Representations” means the representations and warranties set forth in Section 3.1 (Organization), Section 3.2 (Authorization), Section 3.3 (Capitalization), Section 3.4 (Company Subsidiaries), Section 3.8(b) (Absence of Certain Changes), and Section 3.27 (Fundamental Change).

“Company Option” means a stock option to purchase or acquire Company Common Stock granted by the Company under the Company Option Plan or otherwise.

“Company Option Holder” means a holder of Company Options.

“Company Option Plan” means the CuriosityStream Amended and Restated Stock Option Plan.

“Company Owned Intellectual Property” means all Company Intellectual Property that is owned or purported to be owned by the Company, including all Company Products.

“Company Preferred Stock” means the Series A convertible preferred stock, par value $0.01 per share, of the Company.

“Company Product Data” means all data and information, whether in electronic or any other form or medium, that is accessed, collected, used, processed, stored, shared, distributed, transferred, disclosed, destroyed, or disposed of by any of the Company Products.

“Company Products” means all Software, including any of the foregoing currently in development, from which the Company has derived within the three (3) years preceding the date hereof, is currently deriving or is scheduled to derive, revenue from the sale, license, maintenance or other provision thereof.

“Company Registered Intellectual Property” means all registrations, issuances, and applications for Company Owned Intellectual Property, including any of the foregoing set forth on Schedule 3.10(a).

“Company Stock” means collectively, the Company Common Stock and the Company Preferred Stock.

“Company Stockholders” means the holders of Company Common Stock and Company Preferred Stock.

“Company Systems” means all Software, computer hardware (whether general or special purpose), electronic data processing systems, information systems, record keeping systems, communications systems, telecommunication systems, networks, interfaces, platforms, servers, peripherals, and computer systems, in each case that is owned, solely used by, or under the control of the Company in the conduct of its business.

“Company Transaction Expenses” means the legal, accounting, financial advisory, and other advisory, transaction or consulting fees and expenses incurred and paid by the Company, the Majority Stockholder or the Equityholders (but, with respect to the Majority Stockholder or the Equityholders, only to the extent the Company is obligated to pay such fees or expenses) in connection with the transactions contemplated by this Agreement and/or sale process and/or IPO consideration conducted by the Company prior to pursuing the transactions contemplated by this Agreement, including, without limitation, (a) all severance, transaction-related

Annex A-58

bonuses, stay and pay bonuses, retention awards, change in control payments or other similar payments or benefits triggered, in whole or in part, by the transactions contemplated hereby and payable by the Company in connection with the consummation of the transactions contemplated by this Agreement, (b) the employer’s share of payroll, social security, Medicare and unemployment Taxes and other similar assessments arising out of the provision of the items under clause (b) in each case, to the extent not paid at or prior to the Closing by the Company, the Majority Stockholder or the Equityholders (including any “applicable employment taxes” (as defined in Section 2302(d)(1) of the CARES Act) that the Company has elected to defer pursuant to Section 2302 of the CARES Act), and (c) the Tail Premium.

“Confidentiality Agreement” means that certain Confidentiality Agreement, dated as of April 10, 2020, by and between Parent and the Company.

“Contract” means any contract, lease, license, indenture, instrument, undertaking or other legally enforceable agreement, oral or written, to which the Company is a party and is bound.

“Conversion Date” shall have the meaning set forth in the Certificate of Designations.

“COVID-19” means SARS-CoV-2 or COVID-19, and any evolutions or mutations thereof or related or associate epidemics, pandemic or disease outbreaks.

“COVID-19 Measures” means any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down, closure, sequester or any other Law, Order, directive, guidelines or recommendations by any Governmental Entity in connection with or in response to COVID-19, including, but not limited to, the CARES Act and FFCRA.

“Data Security Requirements” means, collectively, all of the following to the extent relating to data treatment or otherwise relating to privacy, data security or security breach notification requirements applicable to the Company, the conduct of the business or any of the Company Systems or any Company Data: (i) applicable Laws (including the California Online Privacy Protection Act of 2003 (CalOPPA), General Data Protection Regulation (GDPR) (EU) 2016/679) and California Consumer Privacy Act (CCPA), (ii) industry standards applicable to the industry in which the Company’s business operates (including the Payment Card Industry Data Security Standard (PCI DSS)), (iii) contractual obligations by which the Company is bound, and (iv) the Company’s own rules, policies and procedures.

“Employee Benefit Plan” means ”employee benefit plan” as defined in Section 3(3) of ERISA, whether or not subject to ERISA, and each other retirement, deferred or incentive compensation, bonus, stock purchase, stock option, restricted stock, restricted stock unit, share appreciation right, phantom equity, equity or equity-based, employment, change in control, severance, separation, retention, vacation, paid time off, health or welfare benefit, post-employment welfare fringe benefit, or other benefit or compensation plan, policy, contract, agreement, program, or arrangement.

“Environmental Laws” means all federal, state and local Laws relating to public or worker health and safety, protection of the environment (including surface or ground water, drinking water supply, soil, surface or subsurface strata or medium, or ambient air), pollution, or Hazardous Substances (including exposure to or Release of Hazardous Substances).

“Environmental Permits” means all Licenses applicable to the Company issued pursuant to Environmental Laws.

“Equityholders” means the Company Stockholders and the Company Optionholders.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” means, solely with respect to Employee Benefit Plans subject to Title IV of ERISA, any Person that together with the Company is or was, at a relevant time, treated as a single employer under Section 414(b), (c) or (m) of the Code.

“Escrow Agent” means Citibank, N.A.

Annex A-59

“Escrow Agreement” means the Escrow Agreement, by and among Parent, the Majority Stockholder and the Escrow Agent, substantially in the form attached hereto as Exhibit G.

“Estimated Net Working Capital Deficit” means the amount, if any, by which the Target Net Working Capital is greater than the Estimated Closing Net Working Capital as set forth on the Closing Date Financial Certificate.

“Estimated Net Working Capital Surplus” means the amount, if any, by which the Estimated Closing Net Working Capital is greater than the Target Net Working Capital as set forth on the Closing Date Financial Certificate.

“Ex-Im Laws” means all U.S. and non-U.S. Laws relating to export, reexport, transfer, and import controls, including, without limitation, the Export Administration Regulations, the customs and import Laws administered by U.S. Customs and Border Protection, and the EU Dual Use Regulation.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchange Agent” means Continental Stock Transfer & Trust Company.

“Exchange Agent Agreement” means the paying and exchange agent agreement to be entered into at or prior to Closing by Parent and the Exchange Agent, substantially in the form attached hereto as Exhibit H.

“FFCRA” means the Families First Corona Response Act (Public Law 116-127) and any administrative or other guidance published with respect thereto by any Governmental Entity.

“Final Closing Cash” means the aggregate amount of Closing Cash set forth in the Final Closing Statement.

“Final Closing Indebtedness” means the aggregate amount of Closing Indebtedness set forth in the Final Closing Statement.

“Final Closing Net Working Capital” means the aggregate amount of Closing Net Working Capital set forth in the Final Closing Statement.

“Final Closing Statement” means the Preliminary Closing Statement as finally determined pursuant to Section 2.9.

“Final Deficit” means the amount, if any, by which (a) the sum of (i) the Net Working Capital Deficit, if any, (ii) the Cash Deficit, if any, and (iii) the Indebtedness Deficit, if any, is greater than (b) the sum of (i) the Net Working Capital Surplus, if any, (ii) the Cash Surplus, if any, and (iii) the Indebtedness Surplus, if any.

“Final Surplus” means the amount, if any, by which (a) the sum of (i) the Net Working Capital Surplus, if any, (ii) the Cash Surplus, if any, (iii) the Indebtedness Surplus, if any, is greater than (b) the sum of (i) the Net Working Capital Deficit, if any, (ii) the Cash Deficit, if any, (iii) the Indebtedness Deficit, if any.

“Fully Diluted Shares” means, as of the time of determination, the sum of (a) the aggregate number of shares of Company Common Stock issued and outstanding as of such time, plus (b) the aggregate number of shares of Company Common Stock issuable upon conversion of the aggregate number of shares of Preferred Stock issued and outstanding as of such time, assuming that such conversion is triggered by the Merger and the Merger constitutes a Fundamental Change under the terms of and in accordance with the requirements of the Certificate of Designations.

“GAAP” means generally accepted accounting principles in the United States.

“Government Official” shall mean any officer or employee of a Governmental Entity or any department, agency or instrumentality thereof, including state-owned entities, or of a public organization or any Person acting in an official capacity for or on behalf of any such government, department, agency, or instrumentality or on behalf of any such public organization.

Annex A-60

“Governmental Entity” means any federal, state or local government, any political subdivision thereof or any court, administrative or regulatory agency, department, instrumentality, tribunal, arbitrator, legislative body, authority, body or commission or other governmental authority or agency, or arbitral body (public or private), in the United States or in a foreign jurisdiction.

“Hazardous Substance” means any waste, pollutant, contaminant, hazardous substance, toxic or corrosive substance, hazardous waste, special waste, industrial substance, by-product, process-intermediate product or waste, petroleum or petroleum-derived substance or waste, chemical liquids or solids, liquid or gaseous products, or any constituent of any such substance or waste, the use, handling or disposal of which by the Company is governed by or subject to applicable Law.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

“Implied Total Merger Consideration” means the Base Exchange Value plus or minus the Adjustment Amount.

“Indebtedness” means, without duplication, with respect to any Person, all obligations (including all obligations in respect of principal, accrued interest, penalties, breakage costs, fees and premiums) of such Person (a) for borrowed money, (b) evidenced by notes, bonds, debentures, hedging or swap arrangements or similar contracts or instruments, (c) for the deferred purchase price of assets, property, goods or services (other than trade payables, or accruals incurred in the Ordinary Course) and with respect to any conditional sale, title retention, consignment or similar arrangements, (d) under capital leases, (e) by which such Person assured a creditor against loss, including letters of credit and bankers’ acceptances, in each case to the extent drawn upon or currently payable and not contingent, (f) for earn-out or contingent payments related to acquisitions or investments, (g) for outstanding severance obligations and any accrued, but unpaid, annual bonus obligations, (h) for unfunded pension or retirement agreements, programs, policies, or other arrangements, (i) in respect of dividends declared or distributions payable, (j) for any unpaid Taxes related to a Pre-Closing Tax Period, calculated for any Straddle Period in accordance with Section 6.8(d), (k) incurred in connection with the PPP Loan, to the extent not subject to forgiveness and (l) in the nature of guarantees of the obligations described in clauses (a) through (j) above of any other Person, in each case excluding intercompany indebtedness.

“Indebtedness Deficit” means the amount, if any, by which the Final Closing Indebtedness is greater than the Estimated Closing Indebtedness.

“Indebtedness for Borrowed Money” shall mean the aggregate principal amount and accrued and unpaid interest of Indebtedness of the Company pursuant to the instruments set forth on Exhibit I.

“Indebtedness Surplus” means the amount, if any, by which the Estimated Closing Indebtedness is greater than the Final Closing Indebtedness.

“Indemnification Escrow Amount” means the number of shares of Parent Common Stock having a fair market value equal to five (5) percent of the aggregate Merger Consideration, as mutually agreed upon by the Parties.

“Indemnification Escrow Fund” has the meaning given to such term in the Escrow Agreement.

“Intellectual Property” means all intellectual property and other proprietary rights throughout the world, including all of the following: (a) trademarks, service marks, trade names, trade dress, corporate names, logos, Internet domain names, Internet websites and URLs, social media identifiers and other indicia of origin (together with the goodwill associated therewith); (b) patents, patent applications and inventions and all improvements thereto (whether or not patentable or reduced to practice); (c) copyrights and all works of authorship (whether or not copyrightable); (d) registrations and applications for any of the foregoing; (e) trade secrets, know-how, processes, methods, techniques, inventions, formulae, technologies, algorithms, layouts, designs, protocols, specifications, data compilations and databases, and proprietary rights in confidential information; (f) Software; (g) rights of privacy and publicity, including the right to use the name, likeness, image, signature and biographical information of any natural Person; and (h) moral rights.

“Investment Company Act” means the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC promulgated thereunder.

Annex A-61

“JOBS Act” means the Jumpstart Our Business Startups Act of 2012.

“Knowledge of the Company” means the knowledge of John Hendricks, Tia Cudahy, Clint Stinchcomb and Jason Eustace.

“Law” means any common law, statutes, rules, acts, codes, regulations, ordinances, determinations or Orders of, or issued by, applicable Governmental Entities.

“Legal Dispute” means any action, suit or proceeding between or among the Parties arising in connection with any disagreement, dispute, controversy or claim arising out of or relating to this Agreement or any related document.

“Licenses” means all licenses, permits (including environmental, construction and operation permits) and certificates issued by any Governmental Entity.

“Liens” means mortgages, liens, pledges, security interests, charges, claims, restrictions, licenses, deeds of trust, defects in title, contingent rights or other burdens, options or encumbrances.

“Material Adverse Effect” means any event, change, development, effect or occurrence that, individually or in the aggregate with all other events, changes, developments, effects or occurrences, has had or would reasonably be expected to have a materially adverse effect on the business, assets, liabilities, financial condition or results of operations of the Company taken as a whole; provided, that the term “Material Adverse Effect” shall not include any event, change, development, effect or occurrence to the extent caused by or attributable to (a) changes or proposed changes in laws, regulations or binding decisions of any Governmental Entity, (b) changes or proposed changes in GAAP, (c) actions or omissions of the Company taken with the consent of the Parent Parties pursuant to this Agreement, (d) actions or omissions of the Company required by this Agreement or the Ancillary Agreements, (e) actions or omissions of the Parent Parties and their respective Affiliates, (f) general economic conditions, including changes in the credit, debt, financial, capital or reinsurance markets (including changes in interest or exchange rates, prices of any security or market index or any disruption of such markets), in each case, in the United States or anywhere else in the world, (g) events or conditions generally affecting the industries in which the Company operates, (h) global, national or regional political conditions, including national or international hostilities, acts of terror or acts of war, sabotage or terrorism or military actions or any escalation or worsening of any hostilities, acts of war, sabotage or terrorism or military actions, (i) any epidemic, pandemic or disease outbreak (including COVID-19) or any COVID-19 Measures or any change in COVID-19 Measures or interpretations thereof following the date of this Agreement, (j) acts of God, earthquakes, hurricanes, tornados or other natural disasters, (k) the announcement or pendency of this Agreement or the transactions contemplated hereby or the identity of the Parent Parties in connection with the transactions contemplated hereby, (l) the failure by the Company to take any commercially reasonable action that is prohibited by this Agreement unless Parent has consented in writing to the taking thereof, (m) any change or prospective change in the Company’s credit ratings, or (n) any failure to meet any projections, forecasts, guidance, estimates, milestones, budgets or financial or operating predictions of revenue, earnings, cash flow or cash position; provided, that the matters described in clauses (b) and (f) through (j) shall be included in the term “Material Adverse Effect” to the extent any such matter has a disproportionate, materially adverse effect on the business, assets, financial condition or results of operations of the Company taken as a whole, relative to other participants in the same business as the Company (in which case only the incremental disproportionate effect may be taken into account in determining whether there has been or would be a Material Adverse Effect, to the extent such change is not otherwise excluded from being taken into account by clauses (a) through (n) above).

“Material Content Provider” means each of the top fifteen (15) program and content providers of the Company based on amounts paid for such programs and content during the six (6) months ended June 30, 2020.

“Material Customer” means each of the top fifteen (15) customers of the Company based on amounts paid for goods or services during the six (6) months ended June 30, 2020.

“Material Supplier” means (a) each of the top ten (10) suppliers and vendors of goods and services to the Company based on amounts paid for goods or services during the six (6) months ended June 30, 2020, (b) any sole source supplier of any good or services of the Company, other than any sole source supplier providing goods or services for which the Company can readily obtain a replacement supplier without a material increase in the cost

Annex A-62

of supply and (c) any manufacturer of any goods of the Company, other than any manufacturer manufacturing or producing goods for which the Company can readily obtain a replacement manufacturer without a material increase in the cost of supply.

“Net Working Capital” means (a) the consolidated current assets of the Company (excluding Cash and Cash Equivalents), minus (b) the consolidated current liabilities of the Company excluding all Indebtedness, in each case, as of 11:59 pm on the day prior to the Closing Date and in accordance with GAAP. The Working Capital Guidelines attached hereto as Exhibit J is included for illustrative purposes only.

“Net Working Capital Deficit” means the amount by which the Estimated Closing Net Working Capital is greater than the Final Closing Net Working Capital.

“Net Working Capital Surplus” means the amount by which the Final Closing Net Working Capital is greater than the Estimated Closing Net Working Capital.

“Open Source Software” means any Software that is licensed pursuant to: (a) a license that is approved by the Open Source Initiative and listed at http://www.opensource.org/licenses, which licenses include all versions of the GNU General Public License (GPL), the GNU Lesser General Public License (LGPL), the GNU Affero GPL, the MIT license, the Eclipse Public License, the Common Public License, the CDDL, the Mozilla Public License (MPL), the Artistic License, the Netscape Public License, the Sun Community Source License (SCSL), and the Sun Industry Standards License (SISL); and (b) any license to Software that is considered “free” or “open source software” by the Open Source Foundation or the Free Software Foundation; or (c) any Reciprocal License, in each case whether or not source code is available or used in such license.

“Option Exchange Ratio” means (a) the Unadjusted Per Share Value divided by (b) the Reference Price.

“Order” means any award, order, judgment, writ, injunction, ruling or decree entered, issued, made or rendered by any Governmental Entity of competent jurisdiction.

“Ordinary Course” means, with respect to any Party, the ordinary course of business consistent with the past practices of such Party.

“Organizational Documents” means (a) the certificate of incorporation, (b) bylaws, (c) any charter or similar document adopted or filed in connection with the creation, formation or organization of a Person, (d) any limited liability company, partnership or shareholder agreement, and (e) any amendment to any of the foregoing.

“Parent Class B Stock” means the Class B common stock, par value $0.0001 per share, of Parent.

“Parent Common Stock” means the Class A common stock, par value $0.0001 per share, of Parent.

“Parent Legal Expenses” means the fees, costs and expenses of legal counsel incurred by the Parent Parties in connection with the transactions contemplated hereby.

“Parent Material Adverse Effect” means any event, change, development, effect or occurrence that, individually or in the aggregate with all other events, changes, developments, effects or occurrences, has had or would reasonably be expected to have a materially adverse effect on the business, assets, liabilities, financial condition or results of operations of the Parent Parties taken as a whole; provided, that the term “Material Adverse Effect” shall not include any event, change, development, effect or occurrence to the extent caused by or attributable to (a) changes or proposed changes in laws, regulations or binding decisions of any Governmental Entity, (b) changes or proposed changes in GAAP, (c) actions or omissions of the Parent Parties taken with the consent of the Company pursuant to this Agreement, (d) actions or omissions of the Parent Parties required by this Agreement or the Ancillary Agreements, (e) actions or omissions of the Company and its Affiliates, (f) general economic conditions, including changes in the credit, debt, financial, capital or reinsurance markets (including changes in interest or exchange rates, prices of any security or market index or any disruption of such markets), in each case, in the United States or anywhere else in the world, (g) global, national or regional political conditions, including national or international hostilities, acts of terror or acts of war, sabotage or terrorism or military actions or any escalation or worsening of any hostilities, acts of war, sabotage or terrorism or military actions, (h) any epidemic, pandemic or disease outbreak (including COVID-19) or any COVID-19 Measures or any change in COVID-19 Measures or interpretations thereof following the date of this Agreement, (i) acts of God, earthquakes, hurricanes, tornados or other natural disasters, (j) the announcement or pendency

Annex A-63

of this Agreement or the transactions contemplated hereby or the identity of the Company in connection with the transactions contemplated hereby or (k) the failure by the Parent Parties to take any commercially reasonable action that is prohibited by this Agreement unless the Company has consented in writing to the taking thereof; provided, that the matters described in clauses (b) and (f) through (j) shall be included in the term “Parent Material Adverse Effect” to the extent any such matter has a disproportionate, materially adverse effect on the business, assets, financial condition or results of operations of the Parent Parties taken as a whole, relative to other participants in the same business as the Parent Parties (in which case only the incremental disproportionate effect may be taken into account in determining whether there has been or would be a Material Adverse Effect, to the extent such change is not otherwise excluded from being taken into account by clauses (a) through (k) above).

“Parent Material Contract” means a material contract, as such term is defined in Regulation S-K of the SEC, to which Parent is party.

“Parent Reports” means each form, statement, registration statement, prospectus, report, schedule, proxy statement and other document (including exhibits and schedules thereto and the other information incorporated therein) filed with or furnished to the SEC on a voluntary basis or otherwise since November 19, 2019 by Parent pursuant to the Securities Act or the Exchange Act, including any amendments thereto.

“Parent Stockholders” means the holders of Parent Common Stock or Parent Class B Stock.

“Parent Transaction Expenses” means the fees, costs and expenses incurred by the Parent Parties in connection with the transactions contemplated hereby, including the fees, costs and expenses of its financial advisors and accountants and the Parent Legal Expenses.

“Parent Warrant” means each warrant entitling the holder thereof to purchase one (1) share of Parent Common Stock at the same price per share as each Parent Warrant as of the Effective Time.

“Payoff Letters” means the payoff letters from each lender of Closing Indebtedness relating to Indebtedness for Borrowed Money evidencing the aggregate amount of such Closing Indebtedness outstanding as of the Closing Date (including any interest accrued thereon and any prepayment or similar penalties and expenses associated with the prepayment of such Indebtedness on the Closing Date) and an agreement that, if such aggregate amount so identified is paid to such lender on the Closing Date, such Closing Indebtedness shall be repaid in full and that all Liens (except for Permitted Liens) affecting any property and/or proceeds of property of the Company will be released.

“PEO Plan” means any Employee Benefit Plan that is maintained by a professional employer organization for the benefit of current or former employees of the Company under an arrangement between the Company and such professional employer organization.

“Permitted Liens” means (a) Liens for Taxes not yet due and payable or that are being contested in good faith and for which adequate reserves have been established in accordance with GAAP, (b) statutory Liens of landlords with respect to Leased Real Property, (c) Liens of carriers, warehousemen, mechanics, materialmen and repairmen incurred in the Ordinary Course and not yet due and payable, (d) in the case of Leased Real Property, zoning, building codes, or other restrictions, variances, covenants, rights of way, encumbrances, easements and other similar matters of record, none of which, individually or in the aggregate, interfere in any material respect with the present use of or occupancy of the affected parcel by the Company or the operation of the business conducted thereon, (e) Liens securing the Indebtedness of any the Company to be released on or prior to Closing and (f) in the case of Intellectual Property, non-exclusive licenses that are granted to the Company incidental to the receipt of services by the Company or are granted by the Company to a third party in the Ordinary Course.

“Person” means any individual, partnership, joint venture, corporation, trust, limited liability company, unincorporated organization or other entity or any Governmental Entity.

“Personal Data” means all data relating to one or more individual(s) that is personally identifying (i.e., data that identifies, describes, is reasonably capable of being associated with, or could reasonably be linked, directly or indirectly, with a particular individual (whether in electronic or any other form or medium) or that is otherwise protected by the Data Security Requirements.

Annex A-64

“Pre-Closing Tax Period” means all taxable periods ending on or before the Closing Date and the portion through the end of the Closing Date Straddle Period.

“Pro Rata Percentage” means, as of any time of determination, with respect to each Company Stockholder, the percentage equal to the number of shares of Company Stock owned by such Company Stockholder divided by the number of Fully Diluted Shares.

“Reciprocal License” means a license of an item of Software that requires or that conditions any rights granted in such license upon: (i) the disclosure, distribution or licensing of any other Software (other than such item of Software as provided by a third party in its unmodified form); (ii) a requirement that any disclosure, distribution or licensing of any other Software (other than such item of Software in its unmodified form) be at no charge; (iii) a requirement that any other licensee of the Software be permitted to access the source code of, modify, make derivative works of, or reverse-engineer any such other Software; (iv) a requirement that such other Software be redistributable by other licensees; or (v) the grant of any patent rights (other than patent rights in such item of Software), including non-assertion or patent license obligations (other than patent obligations relating to the use of such item of Software).

“Reference Price” means the value of the funds held in the Trust Account (net of income and franchise taxes payable as a result of any interest income earned in the Trust Account as of Closing in accordance with the Trust Agreement), determined as of the close of business on the Business Day immediately preceding the date of Closing (and excluding, for the avoidance of doubt, the proceeds of any Primary PIPE Investment deposited into the Trust Account), divided by the number of outstanding shares of Parent Common Stock as of the close of business on the Business Day immediately preceding the date of Closing.

“Registration Rights Agreement” means that certain registration rights agreement dated November 20, 2018 by and between the Company and Stifel, Nicolaus & Company, Incorporated.

“Release” means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, dumping or disposing into the environment.

“Representatives” of any Person shall mean such Person’s directors, managers, officers, employees, agents, attorneys, consultants, advisors or other representatives.

“Requisite Stockholders” means the Majority Stockholder, Blum Capital, TimesSquare Capital Management, LLC and Hendrick Carlson Descendants Trust.

“Restricted Cash” means cash security deposits made by the Company or any Subsidiary of the Company, cash collateralizing any obligation, cash in reserve or escrow accounts, custodial cash and cash subject to a lockbox, dominion, control or similar agreement (other than those that will be terminated at Closing) or otherwise subject to any legal, contractual or other restriction on the ability to freely transfer or use such cash for any lawful purpose, including (i) restrictions on dividends and repatriations or any other form of restriction and (ii) the imposition of any withholding Tax or other Tax on any such cash if it were to be distributed or otherwise repatriated to the Company or any of its Subsidiaries.

“Sanctioned Country” means any country or region that is the subject or target of a comprehensive embargo under Sanctions Laws (including, without limitation, Cuba, Iran, North Korea, Sudan, Syria, and the Crimea region of Ukraine).

“Sanctioned Person” means any individual or entity that is the subject or target of sanctions or restrictions under Sanctions Laws or Ex-Im Laws, including: (i) any individual or entity listed on any applicable U.S. or non-U.S. sanctions- or export-related restricted party list, including, without limitation, the U.S. Department of Treasury’s Office of Foreign Asset Control’s (“OFAC”) Specially Designated Nationals and Blocked Persons List and the EU Consolidated List; (ii) any entity that is, in the aggregate, 50 percent or greater owned, directly or indirectly, or otherwise controlled by a Person or Persons described in clause (i); or (iii) any national of a Sanctioned Country.

“Sanctions Laws” means all U.S. and non-U.S. Laws relating to economic or trade sanctions, including, without limitation, the Laws administered or enforced by the United States (including by OFAC or the U.S. Department of State), the United Nations Security Council, and the European Union.

Annex A-65

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Software” means all computer software (in object code or source code format), data and databases, and related documentation.

“Stock Amount” means the number of shares of Parent Common Stock equal to (a) the Total Per Share Exchange Value divided by (b) the Reference Price.

“Straddle Period” means any taxable period that includes (but does not end on) the Closing Date. “Subsidiary” or “Subsidiaries” means any Person of which the Company (or other specified Person) shall own directly or indirectly through a Subsidiary, a nominee arrangement or otherwise at least a majority of the outstanding capital stock (or other shares of beneficial interest) entitled to vote generally or otherwise have the power to elect a majority of the board of directors or similar governing body.

“SWAG Sponsor” means Software Acquisition Holdings, LLC, a Delaware limited liability company.

“Target Net Working Capital” means negative $8,826,741.

“Tax Return” means any report, return, declaration, claim for refund or information return or statement or other information required or permitted to be supplied to a Governmental Entity in connection with Taxes together with any attachments and all amendments thereto.

“Taxes” means (i) all federal, state, local or non-U.S. taxes, including income, franchise, capital stock, real property, personal property, tangible, withholding, employment, payroll, social security, social contribution, unemployment compensation, disability, stamp, transfer, registration, sales, use, excise, gross receipts, value-added estimated, alternative or add-on minimum, escheat, customs and all other taxes, assessments, duties, levies, and other governmental charges of any kind, whether disputed or not, and any charges, additions, interest or penalties imposed by any Governmental Entity with respect thereto, (ii) any liability for or in respect of the payment of any amount of a type described in clause (i) of this definition as a result of being a member of an affiliated, combined, consolidated, unitary or other group for Tax purposes, and (iii) any liability for or in respect of the payment of any amount described in clauses (i) or (ii) of this definition as a transferee or successor, or by contract (excluding customary commercial agreements the primary subject of which is not Taxes).

“Total Per Share Exchange Value” means (a) the Implied Total Merger Consideration divided by (b) the number of Fully Diluted Shares immediately prior to the Effective Time.

“Transactions” means the transactions contemplated by this Agreement, the Ancillary Agreements, and the PIPE Agreements to occur at or immediately prior to the Closing, including the Merger.

“Treasury Regulations” means the Income Tax Regulations promulgated under the Code.

“Unadjusted Per Share Value” means (a) (i) the Base Exchange Value, (ii) plus or minus the Adjustment Amount, plus (iii) the Working Capital Escrow Amount plus (iv) the Indemnification Escrow Amount, plus (v) the Aggregate Exercise Price divided by (b) (A) the Fully Diluted Shares plus (B) the number of shares of Company Common Stock issuable upon the exercise of all Company Options outstanding as of immediately prior to the Effective Time.

“Working Capital Escrow Amount” means the number of shares of Parent Common Stock having a fair market value equal to $200,000.

“Working Capital Escrow Fund” has the meaning given to such term in the Escrow Agreement.

Annex A-66

Additionally, each of the following terms is defined in the Section set forth opposite such term:

Term	Section
280G Approval	6.17
Accounting Firm	2.9(d)
Accounts	3.10(a)
Acquisition Proposal	6.13(b)
Agreement	Preamble
Available Cash	6.3
Basket	10.17(d)(ii)
Cap	10.17(d)(iii)
Certificate of Designations	Section 3.3
Certificate of Merger	1.2
Change in Recommendation	6.11
Claims Notice	10.17(g)
Closing	8.1
Closing Cash	2.9(b)
Closing Company Transaction Expenses	2.1(a)(iv)
Closing Date	8.1
Closing Date Capitalization Statement	2.1(a)(i)
Closing Date Financial Certificate	2.1(a)(ii)
Closing Date Indebtedness Statement	2.1(a)(iii)
Closing Indebtedness	2.9(b)
Closing Net Working Capital	2.9(b)
Closing Parent Transaction Expenses	2.1(d)
CoD Amendment	3.2
Company	Preamble
Company Closing Certificate	7.3(c)
Company Intellectual Property	3.10(c)
Company Letter of Transmittal	2.7(a)
Company Material Contracts	3.12
Compensation Committee	6.24
Consideration	2.5(a)
DGCL	Recitals
Effective Time	1.2
Stockholder Releasors	6.18(a)
Estimated Closing Cash	2.1(a)(ii)
Estimated Closing Indebtedness	2.1(a)(iii)
Estimated Closing Net Working Capital	2.1(a)(ii)
Exchange Agent Fund	2.3(a)
Expiration Date	10.17(c)
Financial Statements	3.6
Forfeited Warrant Shares	6.24
Indemnification Escrow Release Date	10.17(i)
Indemnified Party	10.17(g)
Indemnified Persons	6.9(a)
Indemnifying Party	10.17(g)
Interim Balance Sheet	3.6
Interim Financial Statements	3.6
Investor Rights Agreement	6.19
IRS	3.16(b)(iv)
Lease	3.9(c)
Annex A-67

Term	Section
Leased Real Property	3.9(b)
Liability Claim	10.17(g)
Losses	10.17(a)
Majority Stockholder	Preamble
Merger Consideration	2.2(a)
Merger Consideration Adjustment	2.9(a)
Merger Sub	Preamble
Merger	Recitals
Nonparty Affiliates	10.15
Notice of Disagreement	2.9(c)
Offer	Recitals
Offering Shares	6.10(a)
Omnibus Plan	6.10(a)
Outside Date	9.1(d)
Parent	Preamble
Parent Board Recommendation	6.11
Parent Closing Certificate	7.2(c)
Parent Common Stockholders Meeting	6.11
Parent Disclosure Schedule	Article V
Parent Fundamental Representations	7.2(a)
Parent Indemnitee	10.17(a)
Parent Option	2.6(a)
Parent Parties	Preamble
Parent Releasors	6.18(b)
Parent Stockholder Approval	5.2
Parent Warrants	5.3(c)
Parties	Preamble
Party	Preamble
PCAOB Financial Statements	6.20
Permitted Financing	6.2(b)
PPP Loan	7.3(d)
Preliminary Closing Statement	2.9(b)
Primary PIPE Agreements	Recitals
Primary PIPE Investment	Recitals
Primary PIPE Investment Amount	Recitals
Primary PIPE Investors	Recitals
Prospectus	10.18
Proxy Statement	6.10(a)
Requisite Company Approval	3.2
Restricted Stock Agreement	Section 6.22
Schedules	Article III
Section 16	6.12
Social Media Terms	3.10(a)
Stockholder Disclosure Schedules	Article IV
Supplement	Section 6.6
Surviving Company	Recitals
Tax Matter	6.8(b)(iii)
Tail Premium	6.9(b)
Terminating Company Breach	9.1(b)
Terminating Parent Breach	9.1(c)

Annex A-68

Term	Section
Trade Control Laws	3.18(a)
Transaction Proposals	6.10(a)
Trust Account	5.18(a)
Trust Agreement	5.18(a)
Trust Amount	5.18(a)
Trustee	5.18(a)
WARN Act	6.1(b)(xii)
Merger Written Consent	Recitals

Annex A-69

Annex A

Accelerated Option Vesting

If a Listed Participant’s (as defined below) employment is terminated by Parent or any of its subsidiaries or any successor other than for Cause (as defined below), or by the Listed Participant with Good Reason (as defined below), in each case, during the two-year period following the Closing Date, then (1) any portion of any Parent Option (as defined in Section 2.6) then held by such Listed Participant that is then unvested shall immediately vest in full, and (2) any Parent Option (as defined in Section 2.6) then held by such Listed Participant (whether vested pursuant to this Annex A or otherwise) shall remain outstanding and exercisable until the earlier of (a) three (3) months after the effective date of the Listed Participant’s termination of employment and (ii) the expiration of the term of such Parent Option. The documentation evidencing Parent Options that were granted prior to the Effective Time and held by the Listed Participant as of the Effective Time shall incorporate the forgoing provision.

“Listed Participants” means the following individuals: Tia Cudahy; Jason Eustace; Devin Emery; and Andre Silva.

For purposes of this Annex A and the documentation evidencing the applicable Parent Option:

“Cause” means: (a) the Listed Participant’s commission of any material crime involving fraud, theft, or false statements or any crime that is a felony; (b) the Listed Participant’s breach of fiduciary duty, willful misconduct or gross negligence in performing his or her employment-related duties for Parent or any of its subsidiaries that is not cured, if susceptible to cure, within 30 days following written notice to the Listed Participant of such failure; (c) the Listed Participant’s willful and continued failure to perform his or her material employment-related duties for Parent or any of its subsidiaries that is not cured, if susceptible to cure, within 30 days following written notice to the Listed Participant of such failure; (d) the Listed Participant’s willful violation of any material policy of Parent or any of its subsidiaries as in effect from time to time (including, without limitation, policies governing discrimination or harassment) that is not cured, if susceptible to cure, within 30 days following written notice to the Listed Participant of such failure; (e) the Listed Participant’s illegal possession of a controlled substance, use of illegal drugs, repetitive abuse of alcohol, or other behavior that materially interferes with the performance of the Listed Participant’s duties to Parent or its subsidiaries or that compromises the integrity and reputation of the Listed Participant or Parent or its subsidiaries; or (f) the Listed Participant’s material breach of any noncompetition or nonsolicitation agreement to which the Listed Participant is a party with Parent or any of its subsidiaries.

“Good Reason” means, in the absence of a written consent of the Listed Participant: (a) a material diminution of the Listed Participant’s duties, title, authority, reporting lines or responsibilities (it being understood and agreed that any changes to a Listed Participant’s duties, title, authority, reporting lines or responsibilities in connection with the transactions contemplated by this Agreement that are instituted on or prior to the Effective Time shall not constitute Good Reason); (b) a material reduction of the Listed Participant’s annual base salary or annual target bonus opportunity; or (c) a material breach by Parent or any of its subsidiaries of any written agreement between the Listed Participant, on the one hand, and Parent or any of its subsidiaries, on the other hand; provided, however, that, it shall be a prerequisite of any such termination for Good Reason that the Listed Participant shall have given Parent written notice within thirty (30) days following the event or events giving rise to Good Reason, specifying in reasonable detail the nature and circumstances of such Good Reason, and given Parent thirty (30) days to cure any such Good Reason prior to any such termination (the “Good Reason Cure Period”). If Parent fails to remedy the condition constituting Good Reason during the Good Reason Cure Period, the Listed Participant’s termination of employment must occur, if at all, within thirty (30) days following such Good Reason Cure Period for such termination as a result of such condition to constitute a termination for Good Reason. If Parent cures the Good Reason event during the Good Reason Cure Period, then Good Reason shall be deemed to have not occurred.

Annex A-70

ANNEX B

SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
CURIOSITYSTREAM INC.
          , 2020

Software Acquisition Group Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is “Software Acquisition Group Inc.”. The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on May 9, 2019. The Corporation filed an Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on November 19, 2019 (the “First Amended and Restated Certificate”).

2. This Second Amended and Restated Certificate of Incorporation (this “Second Amended and Restated Certificate”), which both restates and amends the provisions of the First Amended and Restated Certificate of Incorporation, was duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware, as amended from time to time (the “DGCL”).

3. This Second Amended and Restated Certificate shall become effective on the date of filing with Secretary of State of Delaware.

4. The text of the First Amended and Restated Certificate of Incorporation is hereby restated and amended in its entirety to read as follows:

ARTICLE I
NAME

The name of the corporation is CuriosityStream Inc. (the “Corporation”).

ARTICLE II
PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL. In addition to the powers and privileges conferred upon the Corporation by law and those incidental thereto, the Corporation shall possess and may exercise all the powers and privileges that are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the Corporation.

ARTICLE III
REGISTERED AGENT

The address of the Corporation’s registered office in the State of Delaware is 251 Little Falls Drive, in the City of Wilmington, County of New Castle, State of Delaware, 19808, and the name of the Corporation’s registered agent at such address is Corporation Service Company.

ARTICLE IV
CAPITALIZATION

Section 4.1 Authorized Capital Stock. The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is 126,000,000 shares, consisting of (a) 125,000,000 shares of common stock (the “Common Stock”) and (b) 1,000,000 shares of preferred stock (the “Preferred Stock”).

Section 4.2 Preferred Stock. The Board of Directors of the Corporation (the “Board”) is hereby expressly authorized to provide out of the unissued shares of the Preferred Stock for one or more series of Preferred Stock and to establish from time to time the number of shares to be included in each such series and to fix the voting rights, if any, designations, powers, preferences and relative, participating, optional, special and other rights, if any, of each such series and any qualifications, limitations and restrictions thereof, as shall be stated in the resolution or resolutions

Annex B-1

adopted by the Board providing for the issuance of such series and included in a certificate of designation (a “Preferred Stock Designation”) filed pursuant to the DGCL, and the Board is hereby expressly vested with the authority to the full extent provided by law, now or hereafter, to adopt any such resolution or resolutions.

Section 4.3 Common Stock.

(a) Reclassification. Effective immediately upon the filing of this Second Amended and Restated Certificate with the Secretary of State of the State of Delaware (the “Effective Time”), each share of Class A Common Stock of the Corporation, par value of $0.0001 (the “Class A Common Stock”), outstanding immediately prior to the Effective Time shall, without any further action by any stockholder, be renamed as, and shall become, one share of Common Stock. Any outstanding stock certificate that represented shares of Class A Common Stock immediately prior to the Effective Time shall from and after the Effective Time be deemed to represent the same number of shares of Common Stock, without the need for surrender or exchange thereof. Further, any book-entry notation that represented shares of Class A Common Stock immediately prior to the Effective Time shall be revised to represent the same number of shares of Common Stock.

(b) Voting.

(i) Except as otherwise required by law or this Second Amended and Restated Certificate (including any Preferred Stock Designation), the holders of the Common Stock shall exclusively possess all voting power with respect to the Corporation.

(ii) Except as otherwise required by law or this Second Amended and Restated Certificate (including any Preferred Stock Designation), the holders of shares of Common Stock shall be entitled to one vote for each such share on each matter properly submitted to the stockholders of the Corporation on which the holders of the Common Stock are entitled to vote.

(iii) Except as otherwise required by law or this Second Amended and Restated Certificate (including any Preferred Stock Designation), at any annual or special meeting of the stockholders of the Corporation, holders of the Common Stock, voting together as a single class, shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the stockholders. Notwithstanding the foregoing, except as otherwise required by law or this Second Amended and Restated Certificate (including any Preferred Stock Designation), holders of shares of Common Stock shall not be entitled to vote on any amendment to this Second Amended and Restated Certificate (including any amendment to any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series of Preferred Stock are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Second Amended and Restated Certificate (including any Preferred Stock Designation) or the DGCL.

(c) Dividends. Subject to applicable law, the rights, if any, of the holders of any outstanding series of the Preferred Stock, the holders of shares of Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the Board from time to time out of any assets or funds of the Corporation legally available therefor and shall share equally on a per share basis in such dividends and distributions.

(d) Liquidation, Dissolution or Winding Up of the Corporation. Subject to applicable law, the rights, if any, of the holders of any outstanding series of the Preferred Stock, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of shares of Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of Class A Common Stock held by them.

Section 4.4 Rights and Options. The Corporation has the authority to create and issue rights, warrants and options entitling the holders thereof to acquire from the Corporation any shares of its capital stock of any class or classes, with such rights, warrants and options to be evidenced by or in instrument(s) approved by the Board. The Board is empowered to set the exercise price, duration, times for exercise and other terms and conditions of such rights, warrants or options; provided, however, that the consideration to be received for any shares of capital stock issuable upon exercise thereof may not be less than the par value thereof.

Annex B-2

Section 4.5 No Class Vote on Changes in Authorized Number of Shares of Stock. The number of authorized shares of any class or classes of stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the stock of the Corporation entitled to vote generally in the election of directors, irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto), voting together as a single class, without a separate vote of the holders of the class or classes the number of authorized shares of which are being increased or decreased, unless a vote by any holders of one or more series of Preferred Stock is required by the express terms of any Preferred Stock Designation.

ARTICLE V
BOARD OF DIRECTORS

Section 5.1 Board Powers. The business and affairs of the Corporation shall be managed by, or under the direction of, the Board. In addition to the powers and authority expressly conferred upon the Board by statute, this Second Amended and Restated Certificate, as it may be further amended from time to time, or the By-Laws of the Corporation (as amended from time to time in accordance with the provisions hereof and thereof, the “By-Laws”), the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the DGCL and this Second Amended and Restated Certificate.

Section 5.2 Number, Election and Term.

(a) The number of directors of the Corporation, other than those who may be elected by the holders of one or more series of the Preferred Stock voting separately by class or series, shall be fixed from time to time exclusively by the Board pursuant to a resolution adopted by a majority of the Board.

(b) Subject to Section 5.5 hereof, the Board shall be divided into three classes, as nearly equal in number as possible and designated Class I, Class II and Class III. The Board is authorized to assign members of the Board already in office to Class I, Class II or Class III. The term of the initial Class I Directors shall expire at the first annual meeting of the stockholders of the Corporation following the effectiveness of this Second Amended and Restated Certificate, the term of the initial Class II Directors shall expire at the second annual meeting of the stockholders of the Corporation following the effectiveness of this Second Amended and Restated Certificate and the term of the initial Class III Directors shall expire at the third annual meeting of the stockholders of the Corporation following the effectiveness of this Second Amended and Restated Certificate. At each succeeding annual meeting of the stockholders of the Corporation, beginning with the first annual meeting of the stockholders of the Corporation following the effectiveness of this Second Amended and Restated Certificate, each of the successors elected to replace the class of directors whose term expires at that annual meeting shall be elected for a three-year term or until the election and qualification of their respective successors in office, subject to their earlier death, resignation or removal. Subject to Section 5.5 hereof, if the number of directors that constitute the Board is changed, any increase or decrease shall be apportioned by the Board among the classes so as to maintain the number of directors in each class as nearly equal as possible, but in no case shall a decrease in the number of directors constituting the Board shorten the term of any incumbent director. Subject to the rights of the holders of one or more series of Preferred Stock, voting separately by class or series, to elect directors pursuant to the terms of one or more series of Preferred Stock, the election of directors shall be determined by a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon. The Board is hereby expressly authorized, by resolution or resolutions thereof, to assign members of the Board already in office to the aforesaid classes at the time this Second Amended and Restated Certificate (and therefore such classification) becomes effective in accordance with the DGCL.

(c) Subject to Section 5.5 hereof, a director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal. There shall not be a limit on the number of terms a director may serve on the Board.

(d) Unless and except to the extent that the By-Laws shall so require, the election of directors need not be by written ballot. The holders of shares of Common Stock shall not have cumulative voting rights with regard to the election of directors.

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Section 5.3 Newly Created Directorships and Vacancies. Subject to Section 5.5 hereof, newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or any other cause may be filled solely and exclusively by a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director (and not by stockholders), and any director so chosen shall hold office for the remainder of the full term of the class of directors to which the new directorship was added or in which the vacancy occurred and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

Section 5.4 Removal. Subject to Section 5.5 hereof and except as otherwise required by law, any or all of the directors may be removed from office at any time, but only for cause and only by the affirmative vote of holders of a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

Section 5.5 Preferred Stock — Directors. Notwithstanding any other provision of this Article V, and except as otherwise required by law, whenever the holders of one or more series of the Preferred Stock shall have the right, voting separately by class or series, to elect one or more directors, the term of office, the filling of vacancies, the removal from office and other features of such directorships shall be governed by the terms of such series of the Preferred Stock as set forth in this Second Amended and Restated Certificate (including any Preferred Stock Designation) and such directors shall not be included in any of the classes created pursuant to this Article V unless expressly provided by such terms.

ARTICLE VI
BYLAWS

In furtherance and not in limitation of the powers conferred upon it by law, the Board shall have the power and is expressly authorized to adopt, amend, alter or repeal the By-Laws. The affirmative vote of a majority of the Board shall be required to adopt, amend, alter or repeal the By-Laws. The By-Laws also may be adopted, amended, altered or repealed by the stockholders; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by law or by this Second Amended and Restated Certificate (including any Preferred Stock Designation), the affirmative vote of the holders of at least a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend, alter or repeal the By-Laws; and provided further, however, that no By-Laws hereafter adopted by the stockholders shall invalidate any prior act of the Board that would have been valid if such By-Laws had not been adopted.

ARTICLE VII
SPECIAL MEETINGS OF STOCKHOLDERS; ACTION BY WRITTEN CONSENT

Section 7.1 Special Meetings. Subject to the rights, if any, of the holders of any outstanding series of the Preferred Stock, and to the requirements of applicable law, special meetings of stockholders of the Corporation may be called only by the Chairman of the Board, Chief Executive Officer of the Corporation, or the Board pursuant to a resolution adopted by a majority of the Board, and the ability of the stockholders of the Corporation to call a special meeting is hereby specifically denied. Except as provided in the foregoing sentence, special meetings of stockholders of the Corporation may not be called by another person or persons.

Section 7.2 Advance Notice. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the By-Laws.

Section 7.3 Action by Written Consent. Except as may be otherwise provided for or fixed pursuant to this Second Amended and Restated Certificate (including any Preferred Stock Designation) relating to the rights of the holders of any outstanding series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation must be effected by a duly called annual or special meeting of such stockholders and may not be effected by written consent of the stockholders.

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ARTICLE VIII
LIMITED LIABILITY; INDEMNIFICATION

Section 8.1 Limitation of Director Liability. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended unless they violated their duty of loyalty to the Corporation or its stockholders, acted in bad faith, knowingly or intentionally violated the law, authorized unlawful payments of dividends, unlawful stock purchases or unlawful redemptions, or derived improper personal benefit from their actions as directors. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

Section 8.2 Indemnification and Advancement of Expenses.

(a) To the fullest extent permitted by the applicable law of the state of Delaware, as the same exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person who is or was made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation to procure a judgment in its favor (a “proceeding”) by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including, without limitation, attorneys’ fees, and disbursements, judgments, fines, ERISA excise taxes, damages, claims and penalties and amounts paid in settlement) reasonably incurred by such indemnitee in connection with such proceeding. The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by an indemnitee in defending or otherwise participating in any proceeding in advance of its final disposition; provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking, by or on behalf of the indemnitee, to repay all amounts so advanced if it shall ultimately be determined that the indemnitee is not entitled to be indemnified under this Section 8.2 or otherwise. The rights to indemnification and advancement of expenses conferred by this Section 8.2 shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. Notwithstanding the foregoing provisions of this Section 8.2(a), except for proceedings to enforce rights to indemnification and advancement of expenses, the Corporation shall indemnify and advance expenses to an indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board.

(b) The rights to indemnification and advancement of expenses conferred on any indemnitee by this Section 8.2 shall not be exclusive of any other rights that any indemnitee may have or hereafter acquire under law, this Second Amended and Restated Certificate as it may be further amended from time to time, the By-Laws, an agreement, vote of stockholders or disinterested directors, or otherwise.

(c) Any repeal or amendment of this Section 8.2 by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of this Second Amended and Restated Certificate inconsistent with this Section 8.2, shall, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to provide broader indemnification rights on a retroactive basis than permitted prior thereto), and shall not in any way diminish or adversely affect any right or protection existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any proceeding (regardless of when such proceeding is first threatened, commenced or completed) arising out of, or related to, any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.

(d) This Section 8.2 shall not limit the right of the Corporation, to the extent and in the manner authorized or permitted by law, to indemnify and to advance expenses to persons other than indemnitees.

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ARTICLE IX
CORPORATE OPPORTUNITY

Section 9.1. To the extent allowed by law, the doctrine of corporate opportunity, or any other analogous doctrine, shall not apply with respect to the Corporation or any of its officers or directors, or any of their respective affiliates, in circumstances where the application of any such doctrine would conflict with any fiduciary duties or contractual obligations they may have as of the date of this Second Amended and Restated Certificate or in the future, and the Corporation renounces any expectancy that any of the directors or officers of the Corporation will offer any such corporate opportunity of which he or she may become aware to the Corporation, except, the doctrine of corporate opportunity shall apply with respect to any of the directors or officers of the Corporation with respect to a corporate opportunity that was offered to such person solely in his or her capacity as a director or officer of the Corporation and (i) such opportunity is one the Corporation is legally and contractually permitted to undertake and would otherwise be reasonable for the Corporation to pursue and (ii) the director or officer is permitted to refer that opportunity to the Corporation without violating any legal obligation.

Section 9.2 Neither the alteration, amendment, addition to or repeal of this Article IX, nor the adoption of any provision of this Second Amended and Restated Certificate (including any Preferred Stock Designation) inconsistent with this Article IX, shall eliminate or reduce the effect of this Article IX in respect of any business opportunity first identified or any other matter occurring, or any cause of action, suit or claim that, but for this Article IX, would accrue or arise, prior to such alteration, amendment, addition, repeal or adoption. This Article IX shall not limit any protections or defenses available to, or indemnification or advancement rights of, any director or officer of the Corporation under this Second Amended and Restated Certificate, the By-laws or applicable law.

ARTICLE X
AMENDMENT OF SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Second Amended and Restated Certificate (including any Preferred Stock Designation), and other provisions authorized by the laws of the State of Delaware at the time in force that may be added or inserted, in the manner now or hereafter prescribed by this Second Amended and Restated Certificate and the DGCL; and, except as set forth in Article VIII, all rights, preferences and privileges of whatever nature herein conferred upon stockholders, directors or any other persons by and pursuant to this Second Amended and Restated Certificate in its present form or as hereafter amended are granted subject to the right reserved in this Article X. Notwithstanding any other provisions of this Second Amended and Restated Certificate or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the Corporation required by law or by this Second Amended and Restated Certificate or any Preferred Stock Designation filed with respect to a series of Preferred Stock, the affirmative vote of the stockholders holding at least 66.7% of the voting power of all outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend or repeal Article V.

ARTICLE XI
EXCLUSIVE FORUM FOR CERTAIN LAWSUITS

Section 11.1 Forum (General). Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation, its directors, officers or employees arising pursuant to any provision of the DGCL or this Second Amended and Restated Certificate or the By-Laws, (iv) any action asserting a claim against the Corporation, its directors, officers or employees governed by the internal affairs doctrine, or (v) any action asserting an “internal corporate claim” as such term is defined in Section 115 of the DGCL. For the avoidance of doubt, this Section 11.1 shall not apply to any action or proceeding asserting a claim under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended.

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Section 11.2 Forum (Securities Act). Unless the Corporation consents in writing to the selection of an alternative forum, the Federal District Courts of the United States of America shall be the sole and exclusive forum for the resolution of any complaint asserting a cause of action under the Securities Act of 1933 as amended, against the Corporation, or its directors, officers or employees or with respect to the offer or sale of securities of the Corporation.

Section 11.3 Consent to Jurisdiction. If any action the subject matter of which is within the scope of Section 11.1 above is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce Section 11.1 above (an “FSC Enforcement Action”) and (ii) having service of process made upon such stockholder in any such FSC Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

Section 11.4 Severability. If any provision or provisions of this Article XI shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article XI (including, without limitation, each portion of any sentence of this Article XI containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XI.

* * * * *

Annex B-7

IN WITNESS WHEREOF, Software Acquisition Group Inc. has caused this Second Amended and Restated Certificate to be duly executed and acknowledged in its name and on its behalf by an authorized officer as of the date first set forth above.

SOFTWARE ACQUISITION GROUP INC.
By:
Name:
Title:

Annex B-8

AMENDED AND RESTATED BY LAWS
OF
[CURIOSITYSTREAM INC.]
(THE “CORPORATION”)

ARTICLE I
OFFICES

Section 1.1.        Registered Office. The registered office of the Corporation within the State of Delaware shall be located at either (a) the principal place of business of the Corporation in the State of Delaware or (b) the office of the corporation or individual acting as the Corporation’s registered agent in Delaware.

Section 1.2.        Additional Offices. The Corporation may, in addition to its registered office in the State of Delaware, have such other offices and places of business, both within and outside the State of Delaware, as the Board of Directors of the Corporation (the “Board”) may from time to time determine or as the business and affairs of the Corporation may require.

ARTICLE II
STOCKHOLDERS MEETINGS

Section 2.1.        Annual Meetings. The annual meeting of stockholders shall be held at such place, either within or without the State of Delaware, and time and on such date as shall be determined by the Board and stated in the notice of the meeting, provided that the Board may in its sole discretion determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication pursuant to Section 9.5(a) and in accordance with the DGCL. At each annual meeting, the stockholders entitled to vote on such matters shall elect those directors of the Corporation to fill any term of a directorship that expires on the date of such annual meeting and may transact any other business as may properly be brought before the meeting.

Section 2.2.        Special Meetings. Subject to the rights of the holders of any outstanding series of the preferred stock of the Corporation (“Preferred Stock”), and to the requirements of applicable law, special meetings of stockholders, for any purpose or purposes, may be called only by the Chairman of the Board, the Chief Executive Officer of the Corporation, or the Board pursuant to a resolution adopted by a majority of the Board, and may not be called by any other person. Special meetings of stockholders shall be held at such place, either within or without the State of Delaware, and at such time and on such date as shall be determined by the Board and stated in the Corporation’s notice of the meeting, provided that the Board may in its sole discretion determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication pursuant to Section 9.5(a).

Section 2.3.        Notices. Written notice of each stockholders meeting stating the place, if any, date, and time of the meeting, and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting and the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting, shall be given in the manner permitted by Section 9.3 to each stockholder entitled to vote thereat as of the record date for determining the stockholders entitled to notice of the meeting, by the Corporation not less than 10 nor more than 60 days before the date of the meeting unless otherwise required by the General Corporation Law of the State of Delaware (the “DGCL”). If said notice is for a stockholders meeting other than an annual meeting, it shall in addition state the purpose or purposes for which the meeting is called, and the business transacted at such meeting shall be limited to the matters so stated in the Corporation’s notice of meeting (or any supplement thereto). Any meeting of stockholders as to which notice has been given may be postponed, and any meeting of stockholders as to which notice has been given may be cancelled, by the Board upon public announcement (as defined in Section 2.7(c)) given before the date previously scheduled for such meeting.

Section 2.4.        Quorum. Except as otherwise provided by applicable law, the Corporation’s Second Amended and Restated Certificate of Incorporation, as the same may be amended or restated from time to time (the “Certificate of Incorporation”) or these Amended and Restated By Laws, the presence, in person or by proxy, at a stockholders meeting of the holders of shares of outstanding capital stock of the Corporation representing a majority of the voting power of all outstanding shares of capital stock of the Corporation entitled to vote at such meeting shall constitute a quorum for the transaction of business at such meeting, except that when specified business is to be voted on by a class or series of stock voting as a class, the holders of shares representing a majority of the voting power of the outstanding

Annex B-9

shares of such class or series shall constitute a quorum of such class or series for the transaction of such business. If a quorum shall not be present or represented by proxy at any meeting of the stockholders of the Corporation, the chairman of the meeting may adjourn the meeting from time to time in the manner provided in Section 2.6 until a quorum shall attend. The stockholders present at a duly convened meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the voting power of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation or any such other corporation to vote shares held by it in a fiduciary capacity.

Section 2.5.        Voting of Shares.

(a)        Voting Lists. The Secretary of the Corporation (the “Secretary”) shall prepare, or shall cause the officer or agent who has charge of the stock ledger of the Corporation to prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders of record entitled to vote at such meeting; provided, however, that if the record date for determining the stockholders entitled to vote is less than 10 days before the meeting date, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date, arranged in alphabetical order and showing the address and the number of shares registered in the name of each stockholder. Nothing contained in this Section 2.5(a) shall require the Corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least 10 days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If a meeting of stockholders is to be held solely by means of remote communication as permitted by Section 9.5(a), the list shall be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of meeting. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list required by this Section 2.5(a) or to vote in person or by proxy at any meeting of stockholders.

(b)        Manner of Voting. At any stockholders meeting, every stockholder entitled to vote may vote in person or by proxy. If authorized by the Board, the voting by stockholders or proxy holders at any meeting conducted by remote communication may be effected by a ballot submitted by electronic transmission (as defined in Section 9.3), provided that any such electronic transmission must either set forth or be submitted with information from which the Corporation can determine that the electronic transmission was authorized by the stockholder or proxy holder. The Board, in its discretion, or the chairman of the meeting of stockholders, in such person’s discretion, may require that any votes cast at such meeting shall be cast by written ballot.

(c)        Proxies. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. Proxies need not be filed with the Secretary until the meeting is called to order, but shall be filed with the Secretary before being voted. Without limiting the manner in which a stockholder may authorize another person or persons to act for such stockholder as proxy, either of the following shall constitute a valid means by which a stockholder may grant such authority. No stockholder shall have cumulative voting rights.

(i)     A stockholder may execute a writing authorizing another person or persons to act for such stockholder as proxy. Execution may be accomplished by the stockholder or such stockholder’s authorized officer, director, employee or agent signing such writing or causing such person’s signature to be affixed to such writing by any reasonable means, including, but not limited to, by facsimile signature.

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(ii)     A stockholder may authorize another person or persons to act for such stockholder as proxy by transmitting or authorizing the transmission of an electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission authorizing another person or persons to act as proxy for a stockholder may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used; provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

(d)        Required Vote. Subject to the rights of the holders of one or more series of Preferred Stock, voting separately by class or series, to elect directors pursuant to the terms of one or more series of Preferred Stock, at all meetings of stockholders at which a quorum is present, the election of directors shall be determined by a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon. All other matters presented to the stockholders at a meeting at which a quorum is present shall be determined by the vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon, unless the matter is one upon which, by applicable law, the Certificate of Incorporation, these Amended and Restated By Laws or applicable stock exchange rules, a different vote is required, in which case such provision shall govern and control the decision of such matter.

(e)        Inspectors of Election. The Board may, and shall if required by law, in advance of any meeting of stockholders, appoint one or more persons as inspectors of election, who may be employees of the Corporation or otherwise serve the Corporation in other capacities, to act at such meeting of stockholders or any adjournment thereof and to make a written report thereof. The Board may appoint one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspectors of election or alternates are appointed by the Board, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall ascertain and report the number of outstanding shares and the voting power of each; determine the number of shares present in person or represented by proxy at the meeting and the validity of proxies and ballots; count all votes and ballots and report the results; determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. No person who is a candidate for an office at an election may serve as an inspector at such election. Each report of an inspector shall be in writing and signed by the inspector or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors.

Section 2.6.        Adjournments. Any meeting of stockholders, annual or special, may be adjourned by the chairman of the meeting, from time to time, whether or not there is a quorum, to reconvene at the same or some other place. Notice need not be given of any such adjourned meeting if the date, time, and place, if any, thereof, and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting the stockholders, or the holders of any class or series of stock entitled to vote separately as a class, as the case may be, may transact any business that might have been transacted at the original meeting. If the adjournment is for more than 30 days, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If, after the adjournment, a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the Board shall fix a new record date for notice of such adjourned meeting in accordance with Section 9.2, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.

Section 2.7.        Advance Notice for Business.

(a)        Annual Meetings of Stockholders. No business may be transacted at an annual meeting of stockholders, other than business that is either (i) specified in the Corporation’s notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the annual

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meeting by or at the direction of the Board or (iii) otherwise properly brought before the annual meeting by any stockholder of the Corporation (x) who is a stockholder of record entitled to vote at such annual meeting on the date of the giving of the notice provided for in this Section 2.7(a) and on the record date for the determination of stockholders entitled to vote at such annual meeting and (y) who complies with the notice procedures set forth in this Section 2.7(a). Notwithstanding anything in this Section 2.7(a) to the contrary, only persons nominated for election as a director to fill any term of a directorship that expires on the date of the annual meeting pursuant to Section 3.2 will be considered for election at such meeting.

(i)     In addition to any other applicable requirements, for business (other than nominations) to be properly brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary and such business must otherwise be a proper matter for stockholder action. Subject to Section 2.7(a)(iii), a stockholder’s notice to the Secretary with respect to such business, to be timely, must be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders (which anniversary date shall, for purposes of the Corporation’s first annual meeting of stockholders, be held after the Closing of the merger of the Corporation on [_____], 2021 (the “First Annual meeting”); provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date (other than in connection with the First Annual Meeting), notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Corporation. The public announcement of an adjournment or postponement of an annual meeting shall not commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described in this Section 2.7(a).

(ii)     To be in proper written form, a stockholder’s notice to the Secretary with respect to any business (other than nominations) must set forth as to each such matter such stockholder proposes to bring before the annual meeting (A) a brief description of the business desired to be brought before the annual meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event such business includes a proposal to amend these Amended and Restated By Laws, the language of the proposed amendment) and the reasons for conducting such business at the annual meeting, (B) the name and record address of such stockholder and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (C) the class or series and number of shares of capital stock of the Corporation that are owned beneficially and of record by such stockholder and by the beneficial owner, if any, on whose behalf the proposal is made, (D) stockholder description of all agreements, arrangements or understandings (including any contract to purchase or sell, acquisition or grant of any option, right or warrant to purchase or sell swap or other instrument), (E) any material interest of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made in such business and (F) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

(iii)     The foregoing notice requirements of this Section 2.7(a) shall be deemed satisfied by a stockholder as to any proposal (other than nominations) if the stockholder has notified the Corporation of such stockholder’s intention to present such proposal at an annual meeting in compliance with Rule 14a-8 (or any successor thereof) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such stockholder has complied with the requirements of such Rule for inclusion of such proposal in a proxy statement prepared by the Corporation to solicit proxies for such annual meeting. No business shall be conducted at the annual meeting of stockholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 2.7(a); provided, however, that once business has been properly brought before the annual meeting in accordance with such procedures, nothing in this Section 2.7(a) shall be deemed to preclude discussion by any stockholder of any such business. If the Board or the chairman of the annual meeting determines that any stockholder proposal was not made in accordance with the provisions of this Section 2.7(a) or that the information provided in a stockholder’s notice does not satisfy the information requirements of this

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Section 2.7(a), such proposal shall not be presented for action at the annual meeting. Notwithstanding the foregoing provisions of this Section 2.7(a), if the stockholder (or a qualified representative of the stockholder) does not appear at the annual meeting of stockholders of the Corporation to present the proposed business, such proposed business shall not be transacted, notwithstanding that proxies in respect of such matter may have been received by the Corporation.

(iv)     In addition to the provisions of this Section 2.7(a), a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein. Nothing in this Section 2.7(a) shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

(v)     The stockholder providing notice shall further update and supplement its notice of any business proposed to be brought before a meeting, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.7(a) shall be true and correct (A) as of the record date for the meeting and (B) as of the date that is ten business days prior to the meeting or any adjournment, recess, rescheduling or postponement thereof. Such update and supplement shall be delivered to the Secretary not later than three business days after the later of the record date or the date notice of the record date is first publicly announced (in the case of the update and supplement required to be made as of the record date for the meeting) and not later than seven business days prior to the date for the meeting, if practicable (or, if not practicable, on the first practicable date prior to the meeting), or any adjournment, recess, rescheduling or postponement thereof (in the case of the update and supplement required to be made as of ten business days prior to the meeting or any adjournment, recess, rescheduling or postponement thereof).

(b)        Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting only pursuant to Section 3.2.

(c)        Public Announcement. For purposes of these Amended and Restated By Laws, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act (or any successor thereto).

Section 2.8.        Conduct of Meetings. The chairman of each annual and special meeting of stockholders shall be the Chairman of the Board or, in the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) or, in the absence (or inability or refusal to act of the Chief Executive Officer or if the Chief Executive Officer is not a director, the President (if he or she shall be a director) or, in the absence (or inability or refusal to act) of the President or if the President is not a director, such other person as shall be appointed by the Board. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the chairman of the meeting. The Board may adopt such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with these Amended and Restated By Laws or such rules and regulations as adopted by the Board, the chairman of any meeting of stockholders shall have the right and authority to convene and to adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the chairman of the meeting, may include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting; (b) rules and procedures for maintaining order at the meeting and the safety of those present; (c) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (d) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (e) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure. The secretary of each annual and special meeting of stockholders shall be the Secretary or, in the absence (or inability or refusal to act) of the Secretary, an Assistant Secretary so appointed to act by the chairman of the meeting. In the absence (or inability or refusal to act) of the Secretary and all Assistant Secretaries, the chairman of the meeting may appoint any person to act as secretary of the meeting.

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Section 2.9.        No Consents in Lieu of Meeting. Any action required or permitted to be taken by the stockholders of the Corporation must be effected by a duly called annual or special meeting of such stockholders and may not be effected by written consent of the stockholders of the Corporation.

ARTICLE III
DIRECTORS

Section 3.1.        Powers; Number. The business and affairs of the Corporation shall be managed by or under the direction of the Board, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Amended and Restated By Laws required to be exercised or done by the stockholders. Directors need not be stockholders or residents of the State of Delaware. Subject to the Certificate of Incorporation, the number of directors shall be fixed exclusively by resolution of the Board.

Section 3.2.        Advance Notice for Nomination of Directors.

(a)        Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation, except as may be otherwise provided by the terms of one or more series of Preferred Stock with respect to the rights of holders of one or more series of Preferred Stock to elect directors. Nominations of persons for election to the Board at any annual meeting of stockholders, or at any special meeting of stockholders called for the purpose of electing directors as set forth in the Corporation’s notice of such special meeting, may be made (i) by or at the direction of the Board or (ii) by any stockholder of the Corporation (x) who is a stockholder of record entitled to vote in the election of directors on the date of the giving of the notice provided for in this Section 3.2 and on the record date for the determination of stockholders entitled to vote at such meeting and (y) who complies with the notice procedures set forth in this Section 3.2.

(b)        In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary. To be timely, a stockholder’s notice to the Secretary must be received by the Secretary at the principal executive offices of the Corporation (i) in the case of an annual meeting, not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date (other than in connection with the First Annual Meeting), notice by the stockholder to be timely must be so received not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting was first made by the Corporation; and (ii) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the 10th day following the day on which public announcement of the date of the special meeting is first made by the Corporation. In no event shall the public announcement of an adjournment or postponement of an annual meeting or special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described in this Section 3.2.

(c)        Notwithstanding anything in paragraph (b) to the contrary, in the event that the number of directors to be elected to the Board at an annual meeting is greater than the number of directors whose terms expire on the date of the annual meeting and there is no public announcement by the Corporation naming all of the nominees for the additional directors to be elected or specifying the size of the increased Board before the close of business on the 90th day prior to the anniversary date of the immediately preceding annual meeting of stockholders, a stockholder’s notice required by this Section 3.2 shall also be considered timely, but only with respect to nominees for the additional directorships created by such increase that are to be filled by election at such annual meeting, if it shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the date on which such public announcement was first made by the Corporation.

(d)        To be in proper written form, a stockholder’s notice to the Secretary must set forth (i) as to each person whom the stockholder proposes to nominate for election as a director (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person (present and for the past five years), (C) the class or series and number of shares of capital stock of the Corporation, if any, that are owned beneficially or of record by the person and (D) any other information relating to the person

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that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, without regard to the application of the Exchange Act to either the nomination or the Corporation; and (ii) as to the stockholder giving the notice (A) the name and record address of such stockholder as they appear on the Corporation’s books and the name and address of the beneficial owner, if any, on whose behalf the nomination is made, (B) the class or series and number of shares of capital stock of the Corporation that are owned beneficially and of record by such stockholder and the beneficial owner, if any, on whose behalf the nomination is made, (C) a description of all agreements, arrangements or understandings (including any contract to purchase or sell, acquisition or grant of any option, right or warrant to purchase or sell, swap or other instrument) (x) relating to the nomination to be made by such stockholder among such stockholder, the beneficial owner, if any, on whose behalf the nomination is made, each proposed nominee and any other person or persons (including their names) or (y) with the intent or effect of which may be to transfer to or from any such person, in whole or in part, any of the economic consequences of ownership of any security of the Corporation or to increase or decrease the voting power of any such person with respect to any security of the Corporation, (D) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice, (E) any direct or indirect legal, economic or financial interest of such stockholder in the outcome of any vote to be taken at any annual or special meeting of stockholders of the Corporation or any other entity with respect to any matter that is substantially related, directly or indirectly, to any nomination or business proposed by the stockholder giving notice, (F) a certification that each person that the stockholder giving notice is nominating has complied with all applicable federal, state and other legal requirements in connection with its acquisition of shares or other securities of the Corporation and such person’s acts or omissions as a stockholder of the Corporation, (G) a representation as to the accuracy of the information set forth in the notice and (H) any other information relating to such stockholder and the beneficial owner, if any, on whose behalf the nomination is made that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

(e)        If the Board or the chairman of the meeting of stockholders determines that any nomination was not made in accordance with the provisions of this Section 3.2, or that the information provided in a stockholder’s notice does not satisfy the information requirements of this Section 3.2, then such nomination shall not be considered at the meeting in question. Notwithstanding the foregoing provisions of this Section 3.2, if the stockholder (or a qualified representative of the stockholder) does not appear at the meeting of stockholders of the Corporation to present the nomination, such nomination shall be disregarded, notwithstanding that proxies in respect of such nomination may have been received by the Corporation.

(f)        In addition to the provisions of this Section 3.2, a stockholder shall also comply with all of the applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein. Nothing in this Section 3.2 shall be deemed to affect any rights of the holders of Preferred Stock to elect directors pursuant to the Certificate of Incorporation.

(g)        The stockholder providing notice shall further update and supplement its notice of any nomination or other business proposed to be brought before a meeting, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 3.2 shall be true and correct (A) as of the record date for the meeting and (B) as of the date that is ten business days prior to the meeting or any adjournment, recess, rescheduling or postponement thereof. Such update and supplement shall be delivered to the Secretary not later than three business days after the later of the record date or the date notice of the record date is first publicly announced (in the case of the update and supplement required to be made as of the record date for the meeting) and not later than seven business days prior to the date for the meeting, if practicable (or, if not practicable, on the first practicable date prior to the meeting), or any adjournment, recess, rescheduling or postponement thereof (in the case of the update and supplement required to be made as of ten business days prior to the meeting or any adjournment, recess, rescheduling or postponement thereof).

Section 3.3.        Compensation. Unless otherwise restricted by the Certificate of Incorporation or these Amended and Restated By Laws, the Board shall have the authority to fix the compensation of directors, including for service on a committee of the Board, and may be paid either a fixed sum for attendance at each meeting of the

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Board or other compensation as director. The directors may be reimbursed their expenses, if any, of attendance at each meeting of the Board. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of committees of the Board may be allowed like compensation and reimbursement of expenses for service on the committee.

Section 3.4.        Chairman of the Board. The Board shall annually elect one of its members to be its chair (the “Chairman of the Board”) and shall fill any vacancy in the position of Chairman of the Board at such time and in such manner as the Board shall determine. Except as otherwise provided in these By Laws, the Chairman of the Board shall preside at all meetings of the Board and of stockholders. The Chairman of the Board shall perform such other duties and services as shall be assigned to or required of the Chairman of the Board by the Board.

ARTICLE IV
BOARD MEETINGS

Section 4.1.        Annual Meetings. The Board shall meet as soon as practicable after the adjournment of each annual stockholders meeting at the place of the annual stockholders meeting unless the Board shall fix another time and place and give notice thereof in the manner required herein for special meetings of the Board. No notice to the directors shall be necessary to legally convene this meeting, except as provided in this Section 4.1.

Section 4.2.        Regular Meetings. Regularly scheduled, periodic meetings of the Board may be held without notice at such times, dates and places (within or without the State of Delaware) as shall from time to time be determined by the Board.

Section 4.3.        Special Meetings. Special meetings of the Board (a) may be called by the Chairman of the Board or President and (b) shall be called by the Chairman of the Board, President or Secretary on the written request of at least a majority of directors then in office, or the sole director, as the case may be, and shall be held at such time, date and place (within or without the State of Delaware) as may be determined by the person calling the meeting or, if called upon the request of directors or the sole director, as specified in such written request. Notice of each special meeting of the Board shall be given, as provided in Section 9.3, to each director (i) at least 24 hours before the meeting if such notice is oral notice given personally or by telephone or written notice given by hand delivery or by means of a form of electronic transmission and delivery; (ii) at least two days before the meeting if such notice is sent by a nationally recognized overnight delivery service; and (iii) at least five days before the meeting if such notice is sent through the United States mail. If the Secretary shall fail or refuse to give such notice, then the notice may be given by the officer who called the meeting or the directors who requested the meeting. Any and all business that may be transacted at a regular meeting of the Board may be transacted at a special meeting. Except as may be otherwise expressly provided by applicable law, the Certificate of Incorporation, or these Amended and Restated By Laws, neither the business to be transacted at, nor the purpose of, any special meeting need be specified in the notice or waiver of notice of such meeting. A special meeting may be held at any time without notice if all the directors are present or if those not present waive notice of the meeting in accordance with Section 9.4.

Section 4.4.        Quorum; Required Vote. A majority of the Board shall constitute a quorum for the transaction of business at any meeting of the Board, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board, except as may be otherwise specifically provided by applicable law, the Certificate of Incorporation or these Amended and Restated By Laws. If a quorum shall not be present at any meeting, a majority of the directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

Section 4.5.        Consent In Lieu of Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Amended and Restated By Laws, any action required or permitted to be taken at any meeting of the Board or any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions (or paper reproductions thereof) are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 4.6.        Organization. The chairman of each meeting of the Board shall be the Chairman of the Board or, in the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) or, in the absence (or inability or refusal to act) of the Chief Executive Officer or if the Chief

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Executive Officer is not a director, the President (if he or she shall be a director) or in the absence (or inability or refusal to act) of the President or if the President is not a director, a chairman elected from the directors present. The Secretary shall act as secretary of all meetings of the Board. In the absence (or inability or refusal to act) of the Secretary, an Assistant Secretary shall perform the duties of the Secretary at such meeting. In the absence (or inability or refusal to act) of the Secretary and all Assistant Secretaries, the chairman of the meeting may appoint any person to act as secretary of the meeting.

ARTICLE V
COMMITTEES OF DIRECTORS

Section 5.1.        Establishment. The Board may by resolution of the Board designate one or more committees, each committee to consist of one or more of the directors of the Corporation. Each committee shall keep regular minutes of its meetings and report the same to the Board when required by the resolution designating such committee. The Board shall have the power at any time to fill vacancies in, to change the membership of, or to dissolve any such committee.

Section 5.2.        Available Powers. Any committee established pursuant to Section 5.1 hereof, to the extent permitted by applicable law and by resolution of the Board, shall have and may exercise all of the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it.

Section 5.3.        Alternate Members. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in place of any such absent or disqualified member.

Section 5.4.        Procedures. Unless the Board otherwise provides, the time, date, place, if any, and notice of meetings of a committee shall be determined by such committee. At meetings of a committee, a majority of the number of members of the committee (but not including any alternate member, unless such alternate member has replaced any absent or disqualified member at the time of, or in connection with, such meeting) shall constitute a quorum for the transaction of business. The act of a majority of the members present at any meeting at which a quorum is present shall be the act of the committee, except as otherwise specifically provided by applicable law, the Certificate of Incorporation, these Amended and Restated By Laws or the Board. If a quorum is not present at a meeting of a committee, the members present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present. Unless the Board otherwise provides and except as provided in these Amended and Restated By Laws, each committee designated by the Board may make, alter, amend and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board is authorized to conduct its business pursuant to Article III and Article IV of these Amended and Restated By Laws.

ARTICLE VI
OFFICERS

Section 6.1.        Officers. The officers of the Corporation elected by the Board shall be a Chief Executive Officer, a Chief Financial Officer, a Secretary and such other officers (including without limitation, a Chairman of the Board, Presidents, Vice Presidents, Assistant Secretaries and a Treasurer) as the Board from time to time may determine. Officers elected by the Board shall each have such powers and duties as generally pertain to their respective offices, subject to the specific provisions of this Article VI. Such officers shall also have such powers and duties as from time to time may be conferred by the Board. The Chief Executive Officer or President may also appoint such other officers (including without limitation one or more Vice Presidents and Controllers) as may be necessary or desirable for the conduct of the business of the Corporation. Such other officers shall have such powers and duties and shall hold their offices for such terms as may be provided in these Amended and Restated By Laws or as may be prescribed by the Board or, if such officer has been appointed by the Chief Executive Officer or President, as may be prescribed by the appointing officer.

(a)        Reserved.

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(b)        Chief Executive Officer. The Chief Executive Officer shall be the chief executive officer of the Corporation, shall have general supervision of the affairs of the Corporation and general control of all of its business subject to the ultimate authority of the Board, and shall be responsible for the execution of the policies of the Board with respect to such matters, except to the extent any such powers and duties have been prescribed to the Chairman of the Board pursuant to Section 6.1(a) above. In the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) shall preside when present at all meetings of the stockholders and the Board. The position of Chief Executive Officer and President may be held by the same person and may be held by more than one person.

(c)        President. The President shall make recommendations to the Chief Executive Officer on all operational matters that would normally be reserved for the final executive responsibility of the Chief Executive Officer. In the absence (or inability or refusal to act) of the Chairman of the Board and the Chief Executive Officer, the President (if he or she shall be a director) shall preside when present at all meetings of the stockholders and the Board. The President shall also perform such duties and have such powers as shall be designated by the Board. The position of President and Chief Executive Officer may be held by the same person.

(d)        Vice Presidents. In the absence (or inability or refusal to act) of the President, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated by the Board) shall perform the duties and have the powers of the President. Any one or more of the Vice Presidents may be given an additional designation of rank or function.

(e)        Secretary.

(i)     The Secretary shall attend all meetings of the stockholders, the Board and (as required) committees of the Board and shall record the proceedings of such meetings in books to be kept for that purpose. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board and shall perform such other duties as may be prescribed by the Board, the Chairman of the Board, the Chief Executive Officer or President. The Secretary shall have custody of the corporate seal of the Corporation and the Secretary, or any Assistant Secretary, shall have authority to affix the same to any instrument requiring it, and when so affixed, it may be attested by his or her signature or by the signature of such Assistant Secretary. The Board may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing thereof by his or her signature.

(ii)     The Secretary shall keep, or cause to be kept, at the principal executive office of the Corporation or at the office of the Corporation’s transfer agent or registrar, if one has been appointed, a stock ledger, or duplicate stock ledger, showing the names of the stockholders and their addresses, the number and classes of shares held by each and, with respect to certificated shares, the number and date of certificates issued for the same and the number and date of certificates cancelled.

(f)        Assistant Secretaries. The Assistant Secretary or, if there be more than one, the Assistant Secretaries in the order determined by the Board shall, in the absence (or inability or refusal to act) of the Secretary, perform the duties and have the powers of the Secretary.

(g)        Chief Financial Officer. The Chief Financial Officer shall perform all duties commonly incident to that office (including, without limitation, the care and custody of the funds and securities of the Corporation, which from time to time may come into the Chief Financial Officer’s hands and the deposit of the funds of the Corporation in such banks or trust companies as the Board, the Chief Executive Officer or the President may authorize).

(h)        Treasurer. The Treasurer shall, in the absence (or inability or refusal to act) of the Chief Financial Officer, perform the duties and exercise the powers of the Chief Financial Officer.

Section 6.2.        Term of Office; Removal; Vacancies. The elected officers of the Corporation shall be appointed by the Board and shall hold office until their successors are duly elected and qualified by the Board or until their earlier death, resignation, retirement, disqualification, or removal from office. Any officer may be removed, with or without cause, at any time by the Board. Any officer appointed by the Chief Executive Officer or President may also be removed, with or without cause, by the Chief Executive Officer or President, as the case may be, unless the Board otherwise provides. Any vacancy occurring in any elected office of the Corporation may be filled by the Board.

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Any vacancy occurring in any office appointed by the Chief Executive Officer or President may be filled by the Chief Executive Officer, or President, as the case may be, unless the Board then determines that such office shall thereupon be elected by the Board, in which case the Board shall elect such officer.

Section 6.3.        Other Officers. The Board may delegate the power to appoint such other officers and agents, and may also remove such officers and agents or delegate the power to remove same, as it shall from time to time deem necessary or desirable.

Section 6.4.        Multiple Officeholders; Stockholder and Director Officers. Any number of offices may be held by the same person unless the Certificate of Incorporation or these Amended and Restated By Laws otherwise provide. Officers need not be stockholders or residents of the State of Delaware.

ARTICLE VII
SHARES

Section 7.1.        Certificated and Uncertificated Shares. The shares of the Corporation may be certificated or uncertificated, subject to the sole discretion of the Board and the requirements of the DGCL.

Section 7.2.        Multiple Classes of Stock. If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the Corporation shall (a) cause the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights to be set forth in full or summarized on the face or back of any certificate that the Corporation issues to represent shares of such class or series of stock or (b) in the case of uncertificated shares, within a reasonable time after the issuance or transfer of such shares, send to the registered owner thereof a written notice containing the information required to be set forth on certificates as specified in clause (a) above; provided, however, that, except as otherwise provided by applicable law, in lieu of the foregoing requirements, there may be set forth on the face or back of such certificate or, in the case of uncertificated shares, on such written notice a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences or rights.

Section 7.3.        Signatures. Each certificate representing capital stock of the Corporation shall be signed by or in the name of the Corporation by (a) the Chairman of the Board, the Chief Executive Officer, the President or a Vice President and (b) the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Corporation. Any or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar on the date of issue.

Section 7.4.        Consideration and Payment for Shares.

(a)        Subject to applicable law and the Certificate of Incorporation, shares of stock may be issued for such consideration, having in the case of shares with par value a value not less than the par value thereof, and to such persons, as determined from time to time by the Board. The consideration may consist of any tangible or intangible property or any benefit to the Corporation including cash, promissory notes, services performed, contracts for services to be performed or other securities, or any combination thereof.

(b)        Subject to applicable law and the Certificate of Incorporation, shares may not be issued until the full amount of the consideration has been paid, unless upon the face or back of each certificate issued to represent any partly paid shares of capital stock or upon the books and records of the Corporation in the case of partly paid uncertificated shares, there shall have been set forth the total amount of the consideration to be paid therefor and the amount paid thereon up to and including the time said certificate representing certificated shares or said uncertificated shares are issued.

Section 7.5.        Lost, Destroyed or Wrongfully Taken Certificates.

(a)        If an owner of a certificate representing shares claims that such certificate has been lost, destroyed or wrongfully taken, the Corporation shall issue a new certificate representing such shares or such shares in uncertificated form if the owner: (i) requests such a new certificate before the Corporation has notice

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that the certificate representing such shares has been acquired by a protected purchaser; (ii) if requested by the Corporation, delivers to the Corporation a bond sufficient to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, wrongful taking or destruction of such certificate or the issuance of such new certificate or uncertificated shares; and (iii) satisfies other reasonable requirements imposed by the Corporation.

(b)        If a certificate representing shares has been lost, apparently destroyed or wrongfully taken, and the owner fails to notify the Corporation of that fact within a reasonable time after the owner has notice of such loss, apparent destruction or wrongful taking and the Corporation registers a transfer of such shares before receiving notification, the owner shall be precluded from asserting against the Corporation any claim for registering such transfer or a claim to a new certificate representing such shares or such shares in uncertificated form.

Section 7.6.        Transfer of Stock.

(a)        If a certificate representing shares of the Corporation is presented to the Corporation with an endorsement requesting the registration of transfer of such shares or an instruction is presented to the Corporation requesting the registration of transfer of uncertificated shares, the Corporation shall register the transfer as requested if:

(i)     in the case of certificated shares, the certificate representing such shares has been surrendered;

(ii)     (A) with respect to certificated shares, the endorsement is made by the person specified by the certificate as entitled to such shares; (B) with respect to uncertificated shares, an instruction is made by the registered owner of such uncertificated shares; or (C) with respect to certificated shares or uncertificated shares, the endorsement or instruction is made by any other appropriate person or by an agent who has actual authority to act on behalf of the appropriate person;

(iii)     the Corporation has received a guarantee of signature of the person signing such endorsement or instruction or such other reasonable assurance that the endorsement or instruction is genuine and authorized as the Corporation may request;

(iv)     the transfer does not violate any restriction on transfer imposed by the Corporation that is enforceable in accordance with Section 7.8(a); and

(v)     such other conditions for such transfer as shall be provided for under applicable law have been satisfied.

(b)        Whenever any transfer of shares shall be made for collateral security and not absolutely, the Corporation shall so record such fact in the entry of transfer if, when the certificate for such shares is presented to the Corporation for transfer or, if such shares are uncertificated, when the instruction for registration of transfer thereof is presented to the Corporation, both the transferor and transferee request the Corporation to do so.

Section 7.7.        Registered Stockholders. Before due presentment for registration of transfer of a certificate representing shares of the Corporation or of an instruction requesting registration of transfer of uncertificated shares, the Corporation may treat the registered owner as the person exclusively entitled to inspect for any proper purpose the stock ledger and the other books and records of the Corporation, vote such shares, receive dividends or notifications with respect to such shares and otherwise exercise all the rights and powers of the owner of such shares, except that a person who is the beneficial owner of such shares (if held in a voting trust or by a nominee on behalf of such person) may, upon providing documentary evidence of beneficial ownership of such shares and satisfying such other conditions as are provided under applicable law, may also so inspect the books and records of the Corporation.

Section 7.8.        Effect of the Corporation’s Restriction on Transfer.

(a)        A written restriction on the transfer or registration of transfer of shares of the Corporation or on the amount of shares of the Corporation that may be owned by any person or group of persons, if permitted by the DGCL and noted conspicuously on the certificate representing such shares or, in the case of uncertificated shares, contained in a notice, offering circular or prospectus sent by the Corporation to the registered owner of such shares within a reasonable time prior to or after the issuance or transfer of such shares, may be enforced

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against the holder of such shares or any successor or transferee of the holder including an executor, administrator, trustee, guardian or other fiduciary entrusted with like responsibility for the person or estate of the holder.

(b)        A restriction imposed by the Corporation on the transfer or the registration of shares of the Corporation or on the amount of shares of the Corporation that may be owned by any person or group of persons, even if otherwise lawful, is ineffective against a person without actual knowledge of such restriction unless: (i) the shares are certificated and such restriction is noted conspicuously on the certificate; or (ii) the shares are uncertificated and such restriction was contained in a notice, offering circular or prospectus sent by the Corporation to the registered owner of such shares within a reasonable time prior to or after the issuance or transfer of such shares.

Section 7.9.        Regulations. The Board shall have power and authority to make such additional rules and regulations, subject to any applicable requirement of law, as the Board may deem necessary and appropriate with respect to the issue, transfer or registration of transfer of shares of stock or certificates representing shares. The Board may appoint one or more transfer agents or registrars and may require for the validity thereof that certificates representing shares bear the signature of any transfer agent or registrar so appointed.

ARTICLE VIII
INDEMNIFICATION

Section 8.1.        Right to Indemnification. To the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (hereinafter an “Indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred by such Indemnitee in connection with such proceeding; provided, however, that, except as provided in Section 8.3 with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify an Indemnitee in connection with a proceeding (or part thereof) initiated by such Indemnitee only if such proceeding (or part thereof) was authorized by the Board.

Section 8.2.        Right to Advancement of Expenses. In addition to the right to indemnification conferred in Section 8.1, an Indemnitee shall also have the right to be paid by the Corporation to the fullest extent not prohibited by applicable law the expenses (including, without limitation, attorneys’ fees) incurred in defending or otherwise participating in any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the DGCL requires, an advancement of expenses incurred by an Indemnitee in his or her capacity as a director or officer of the Corporation (and not in any other capacity in which service was or is rendered by such Indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon the Corporation’s receipt of an undertaking (hereinafter an “undertaking”), by or on behalf of such Indemnitee, to repay all amounts so advanced if it shall ultimately be determined that such Indemnitee is not entitled to be indemnified under this Article VIII or otherwise.

Section 8.3.        Right of Indemnitee to Bring Suit. If a claim under Section 8.1 or Section 8.2 is not paid in full by the Corporation within 60 days after a written claim therefor has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Indemnitee shall also be entitled to be paid the expense of prosecuting or defending such suit. In (a) any suit brought by the Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by an Indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (b) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final judicial decision from which there is no further right to appeal

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(hereinafter a “final adjudication”) that, the Indemnitee has not met any applicable standard for indemnification set forth in the DGCL. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including a determination by its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that the Indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, shall be a defense to such suit. In any suit brought by the Indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article VIII or otherwise shall be on the Corporation.

Section 8.4.        Non-Exclusivity of Rights. The rights provided to any Indemnitee pursuant to this Article VIII shall not be exclusive of any other right, which such Indemnitee may have or hereafter acquire under applicable law, the Certificate of Incorporation, these Amended and Restated By Laws, an agreement, a vote of stockholders or disinterested directors, or otherwise.

Section 8.5.        Insurance. The Corporation may secure and maintain insurance, at its expense, to protect itself and/or any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

Section 8.6.        Indemnification of Other Persons. This Article VIII shall not limit the right of the Corporation to the extent and in the manner authorized or permitted by law to indemnify and to advance expenses to persons other than Indemnitees. Without limiting the foregoing, the Corporation may, to the extent authorized from time to time by the Board, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation and to any other person who is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, to the fullest extent of the provisions of this Article VIII with respect to the indemnification and advancement of expenses of Indemnitees under this Article VIII.

Section 8.7.        Amendments. Any repeal or amendment of this Article VIII by the Board or the stockholders of the Corporation or by changes in applicable law, or the adoption of any other provision of these Amended and Restated By Laws inconsistent with this Article VIII, will, to the extent permitted by applicable law, be prospective only (except to the extent such amendment or change in applicable law permits the Corporation to provide broader indemnification rights to Indemnitees on a retroactive basis than permitted prior thereto), and will not in any way diminish or adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision; provided however, that amendments or repeals of this Article VIII shall require the affirmative vote of the stockholders holding at least 66.7% of the voting power of all outstanding shares of capital stock of the Corporation.

Section 8.8.        Certain Definitions. For purposes of this Article VIII, (a) references to “other enterprise” shall include any employee benefit plan; (b) references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; (c) references to “serving at the request of the Corporation” shall include any service that imposes duties on, or involves services by, a person with respect to any employee benefit plan, its participants, or beneficiaries; and (d) a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interest of the Corporation” for purposes of Section 145 of the DGCL.

Section 8.9.        Contract Rights. The rights provided to Indemnitees pursuant to this Article VIII shall be contract rights and such rights shall continue as to an Indemnitee who has ceased to be a director, officer, agent or employee and shall inure to the benefit of the Indemnitee’s heirs, executors and administrators.

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Section 8.10.        Severability. If any provision or provisions of this Article VIII shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Article VIII shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Article VIII (including, without limitation, each such portion of this Article VIII containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

ARTICLE IX
MISCELLANEOUS

Section 9.1.        Place of Meetings. If the place of any meeting of stockholders, the Board or committee of the Board for which notice is required under these Amended and Restated By Laws is not designated in the notice of such meeting, such meeting shall be held at the principal business office of the Corporation; provided, however, if the Board has, in its sole discretion, determined that a meeting shall not be held at any place, but instead shall be held by means of remote communication pursuant to Section 9.5 hereof, then such meeting shall not be held at any place.

Section 9.2.        Fixing Record Dates.

(a)        In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with the foregoing provisions of this Section 9.2(a) at the adjourned meeting.

(b)        In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

Section 9.3.        Means of Giving Notice.

(a)        Notice to Directors. Whenever under applicable law, the Certificate of Incorporation or these Amended and Restated By Laws notice is required to be given to any director, such notice shall be given either (i) in writing and sent by mail, or by a nationally recognized delivery service, (ii) by means of facsimile telecommunication or other form of electronic transmission, or (iii) by oral notice given personally or by telephone. A notice to a director will be deemed given as follows: (i) if given by hand delivery, orally, or by telephone, when actually received by the director, (ii) if sent through the United States mail, when deposited in the United States mail, with postage and fees thereon prepaid, addressed to the director at the director’s address appearing on the records of the Corporation, (iii) if sent for next day delivery by a nationally recognized overnight delivery service, when deposited with such service, with fees thereon prepaid, addressed to the director at the director’s address appearing on the records of the Corporation, (iv) if sent by facsimile telecommunication, when sent to the facsimile transmission number for such director appearing on the records of the Corporation, (v) if sent by electronic mail, when sent to the electronic mail address for such director appearing on the records of the Corporation, or (vi) if sent by any other form of electronic transmission, when sent to the address, location or number (as applicable) for such director appearing on the records of the Corporation.

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(b)        Notice to Stockholders. Whenever under applicable law, the Certificate of Incorporation or these Amended and Restated By Laws notice is required to be given to any stockholder, such notice may be given (i) in writing and sent either by hand delivery, through the United States mail, or by a nationally recognized overnight delivery service for next day delivery, or (ii) by means of a form of electronic transmission consented to by the stockholder, to the extent permitted by, and subject to the conditions set forth in Section 232 of the DGCL. A notice to a stockholder shall be deemed given as follows: (i) if given by hand delivery, when actually received by the stockholder, (ii) if sent through the United States mail, when deposited in the United States mail, with postage and fees thereon prepaid, addressed to the stockholder at the stockholder’s address appearing on the stock ledger of the Corporation, (iii) if sent for next day delivery by a nationally recognized overnight delivery service, when deposited with such service, with fees thereon prepaid, addressed to the stockholder at the stockholder’s address appearing on the stock ledger of the Corporation, and (iv) if given by a form of electronic transmission consented to by the stockholder to whom the notice is given and otherwise meeting the requirements set forth above, (A) if by facsimile transmission, when directed to a number at which the stockholder has consented to receive notice, (B) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice, (C) if by a posting on an electronic network together with separate notice to the stockholder of such specified posting, upon the later of (1) such posting and (2) the giving of such separate notice, and (D) if by any other form of electronic transmission, when directed to the stockholder. A stockholder may revoke such stockholder’s consent to receiving notice by means of electronic communication by giving written notice of such revocation to the Corporation. Any such consent shall be deemed revoked if (1) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent and (2) such inability becomes known to the Secretary or an Assistant Secretary or to the Corporation’s transfer agent, or other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

(c)        Electronic Transmission. “Electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process, including but not limited to transmission by telex, facsimile telecommunication, electronic mail, telegram and cablegram.

(d)        Notice to Stockholders Sharing Same Address. Without limiting the manner by which notice otherwise may be given effectively by the Corporation to stockholders, any notice to stockholders given by the Corporation under any provision of the DGCL, the Certificate of Incorporation or these Amended and Restated By Laws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. A stockholder may revoke such stockholder’s consent by delivering written notice of such revocation to the Corporation. Any stockholder who fails to object in writing to the Corporation within 60 days of having been given written notice by the Corporation of its intention to send such a single written notice shall be deemed to have consented to receiving such single written notice.

(e)        Exceptions to Notice Requirements. Whenever notice is required to be given, under the DGCL, the Certificate of Incorporation or these Amended and Restated By Laws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting that shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the Corporation is such as to require the filing of a certificate with the Secretary of State of Delaware, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

Whenever notice is required to be given by the Corporation, under any provision of the DGCL, the Certificate of Incorporation or these Amended and Restated By Laws, to any stockholder to whom (1) notice of two consecutive annual meetings of stockholders and all notices of stockholder meetings or of the taking of action by written consent of stockholders without a meeting to such stockholder during the period between such two consecutive annual meetings, or (2) all, and at least two payments (if sent by first-class mail) of dividends or interest on securities during a 12-month period, have been mailed addressed to such stockholder at such stockholder’s address as shown on the records of the Corporation and have been returned undeliverable, the giving of such notice to such stockholder shall not be required. Any action or meeting that shall be taken or held without notice to such stockholder shall have the same force and effect as if such notice had been duly given. If any such stockholder shall deliver to the Corporation a written notice

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setting forth such stockholder’s then current address, the requirement that notice be given to such stockholder shall be reinstated. In the event that the action taken by the Corporation is such as to require the filing of a certificate with the Secretary of State of Delaware, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to Section 230(b) of the DGCL. The exception in subsection (1) of the first sentence of this paragraph to the requirement that notice be given shall not be applicable to any notice returned as undeliverable if the notice was given by electronic transmission.

Section 9.4.        Waiver of Notice. Whenever any notice is required to be given under applicable law, the Certificate of Incorporation, or these Amended and Restated By Laws, a written waiver of such notice, signed by the person or persons entitled to said notice, or a waiver by electronic transmission by the person entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to such required notice. All such waivers shall be kept with the books of the Corporation. Attendance at a meeting shall constitute a waiver of notice of such meeting, except where a person attends for the express purpose of objecting to the transaction of any business on the ground that the meeting was not lawfully called or convened.

Section 9.5.        Meeting Attendance via Remote Communication Equipment.

(a)        Stockholder Meetings. If authorized by the Board in its sole discretion, and subject to such guidelines and procedures as the Board may adopt, stockholders entitled to vote at such meeting and proxy holders not physically present at a meeting of stockholders may, by means of remote communication:

(i)     participate in a meeting of stockholders; and

(ii)     be deemed present in person and vote at a meeting of stockholders, whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (A) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxy holder, (B) the Corporation shall implement reasonable measures to provide such stockholders and proxy holders a reasonable opportunity to participate in the meeting and, if entitled to vote, to vote on matters submitted to the applicable stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (C) if any stockholder or proxy holder votes or takes other action at the meeting by means of remote communication, a record of such votes or other action shall be maintained by the Corporation.

(b)        Board Meetings. Unless otherwise restricted by applicable law, the Certificate of Incorporation or these Amended and Restated By Laws, members of the Board or any committee thereof may participate in a meeting of the Board or any committee thereof by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other. Such participation in a meeting shall constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting was not lawfully called or convened.

Section 9.6.        Dividends. The Board may from time to time declare, and the Corporation may pay, dividends (payable in cash, property or shares of the Corporation’s capital stock) on the Corporation’s outstanding shares of capital stock, subject to applicable law and the Certificate of Incorporation.

Section 9.7.        Reserves. The Board may set apart out of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve.

Section 9.8.        Contracts and Negotiable Instruments. Except as otherwise provided by applicable law, the Certificate of Incorporation or these Amended and Restated By Laws, any contract, bond, deed, lease, mortgage or other instrument may be executed and delivered in the name and on behalf of the Corporation by such officer or officers or other employee or employees of the Corporation as the Board may from time to time authorize. Such authority may be general or confined to specific instances as the Board may determine. The Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer, the Treasurer or any Vice President may execute and deliver any contract, bond, deed, lease, mortgage or other instrument in the name and on behalf of the Corporation. Subject to any restrictions imposed by the Board, the Chairman of the Board, the Chief Executive Officer, President, the Chief Financial Officer, the Treasurer or any Vice President may delegate powers to execute and deliver any contract, bond, deed, lease, mortgage or other instrument in the name and on behalf of the Corporation to other officers or employees

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of the Corporation under such person’s supervision and authority, it being understood, however, that any such delegation of power shall not relieve such officer of responsibility with respect to the exercise of such delegated power.

Section 9.9.        Fiscal Year. The fiscal year of the Corporation shall be fixed by the Board.

Section 9.10.        Seal. The Board may adopt a corporate seal, which shall be in such form as the Board determines. The seal may be used by causing it or a facsimile thereof to be impressed, affixed or otherwise reproduced.

Section 9.11.        Books and Records. The books and records of the Corporation may be kept within or outside the State of Delaware at such place or places as may from time to time be designated by the Board.

Section 9.12.        Resignation. Any director, committee member or officer may resign by giving notice thereof in writing or by electronic transmission to the Chairman of the Board, the Chief Executive Officer, the President or the Secretary. The resignation shall take effect at the time it is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 9.13.        Surety Bonds. Such officers, employees and agents of the Corporation (if any) such as the Chairman of the Board, the Chief Executive Officer, President or the Board shall be bonded for the faithful performance of their duties and for the restoration to the Corporation, in case of their death, resignation, retirement, disqualification or removal from office, of all books, papers, vouchers, money and other property of whatever kind in their possession or under their control belonging to the Corporation, in such amounts and by such surety companies as the Chairman of the Board, the Chief Executive Officer, President or the Board may determine. The premiums on such bonds shall be paid by the Corporation and the bonds so furnished shall be in the custody of the Secretary.

Section 9.14.        Securities of Other Corporations. Powers of attorney, proxies, waivers of notice of meeting, consents in writing and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the Chairman of the Board, the Chief Executive Officer, President, any Vice President or any officers authorized by the Board. Any such officer, may, in the name of and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities, or to consent in writing, in the name of the Corporation as such holder, to any action by such corporation, and at any such meeting or with respect to any such consent shall possess and may exercise any and all rights and power incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed. The Board may from time to time confer like powers upon any other person or persons.

Section 9.15.        Amendments. The Board shall have the power to adopt, amend, alter or repeal the By Laws. The affirmative vote of a majority of the Board shall be required to adopt, amend, alter or repeal the By Laws. The By Laws also may be adopted, amended, altered or repealed by the stockholders; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by applicable law or the Certificate of Incorporation, the affirmative vote of the holders of at least a majority of the voting power (except as otherwise provided in Section 8.7) of all outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend, alter or repeal the By Laws.

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ANNEX C

CURIOSITYSTREAM INC.
2020 OMNIBUS INCENTIVE PLAN

PURPOSES

This CuriosityStream Inc. 2020 Omnibus Incentive Plan, as may be amended from time to time (the “Plan”), is intended to promote the interests of CuriosityStream Inc. (the “Company”) and its Subsidiaries and its shareholders by (i) attracting and retaining directors, executive officers, employees and consultants of outstanding ability; (ii) motivating such individuals by means of performance-related incentives to achieve the longer-range performance goals of the Company and its Subsidiaries; and (iii) enabling such individuals to participate in the long-term growth and financial success of the Company.

1.      DEFINITIONS

Whenever the following terms are used in this Plan, they shall have the meanings specified below unless the context clearly indicates to the contrary.

(a)     “Administrator” means the Compensation Committee of the Board unless otherwise determined by the Board from time to time. In exercising its discretion hereunder, the Board shall endeavor to cause the Administrator to satisfy any requirements applicable to qualify for an exemption available under Rule 16b-3 promulgated under the Exchange Act or any other regulatory or administrative requirements that may be applicable with respect to Awards granted hereunder.

(b)    “Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with, such Person where “control” (including the terms “controlling,” “controlled by,” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of securities, by contract, or otherwise.

(c)     “Alternative Award” has the meaning set forth in Section 10.1.

(d)    “Alternative Performance Awards” has the meaning set forth in Section 10.2.

(e)     “Award” means any Option, Restricted Stock, Restricted Stock Unit, Performance Award, SAR, Dividend Equivalent or other Stock-Based Award granted to a Participant pursuant to the Plan, including an Award combining two or more types of Awards into a single grant.

(f)     “Award Agreement” means any written agreement, contract or other instrument or document evidencing an Award, including through an electronic medium. The Administrator may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the Participant’s acceptance of, or actions under, an Award Agreement unless otherwise expressly specified herein.

(g)    “Board” means the Board of Directors of the Company.

(h)    “Cause” means, unless otherwise provided in the Award Agreement, any of the following: (a) the Participant’s commission of a crime involving fraud, theft, false statements or other similar acts or commission of any crime that is a felony (or comparable classification in a jurisdiction that does not use these terms); (b) the Participant’s engaging in any conduct that constitutes an employment disqualification under applicable law with respect to the Participant’s work duties; (c) the Participant’s willful or grossly negligent failure to perform his or her employment-related duties for the Company Group, or willful misconduct in the performance of such duties; (d) the Participant’s violation of any material Company or Subsidiary policy as in effect from time to time; (e) the Participant’s engaging in any act or making any public statement that materially impairs, impugns, denigrates, disparages or negatively reflects upon the name, reputation or business interests of the Company or its Subsidiaries; (f) the Participant’s material breach of any Award Agreement, employment agreement, or noncompetition, nondisclosure or nonsolicitation agreement to which the Participant is a party or by which the Participant is bound, or (g) any other action by the Participant that the Administrator deems to be sufficiently injurious to the interests of the Company or any

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Subsidiary to constitute substantial cause for termination; provided that in the case of any Participant who, as of the date of determination, is a party to an effective services, severance, consulting or employment agreement with the Company or any Subsidiary that employs such individual, “Cause” has the meaning, if any, specified in such agreement. A termination for Cause shall be deemed to include a determination by the Administrator following a Participant’s termination of employment that circumstances existing prior to such termination would have entitled the Company or one of its Subsidiaries to have terminated such Participant’s employment for Cause. All rights a Participant has or may have under the Plan shall be suspended automatically during the pendency of any investigation by the Administrator or its designee, or during any negotiations between the Administrator or its designee and the Participant, regarding any actual or alleged act or omission by the Participant of the type described in the applicable definition of Cause.

(i)     “Change in Control” means the first to occur of any of the following events after the Effective Date:

(i)     any Person becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (i) the then-outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Section 1.9(a), the following acquisitions shall not constitute a Change in Control: (A)  any acquisition by the Company of Outstanding Company Common Stock, (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Affiliates, (C) any acquisition by any Person pursuant to a Business Combination that complies with clauses (i), (ii) and (iii) of Section 1.9(c), or (D) any acquisition by any Investor unless such acquisition results in the Investors becoming the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of the Outstanding Company Common Stock or the Outstanding Company Voting Stock;

(ii)    the individuals who constitute the Board as of the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a Director subsequent to the Effective Date whose election, or nomination for election, by the Company’s stockholders, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii)   the consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any of its Subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its Subsidiaries (each, a “Business Combination”), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more Subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 30% or more of (or 50% or more of, in the case of the Investor), respectively, the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) of the entity resulting

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from such Business Combination or the combined voting power of the then-outstanding voting securities of such entity entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent securities), except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination;

in each case, provided that, as to Awards subject to Section 409A of the Code the payment or settlement of which will occur by reason of the Change in Control, such event also constitutes a “change in control” within the meaning of Section 409A of the Code. In addition, notwithstanding the foregoing, a “Change in Control” shall not be deemed to occur if the Company files for bankruptcy, liquidation or reorganization under the United States Bankruptcy Code or as a result of any restructuring that occurs as a result of any such proceeding.

(j)     “Change in Control Price” means the price per share of Company Common Stock paid in conjunction with any transaction resulting in a Change in Control. If any part of the offered price is payable other than in cash, the value of the non-cash portion of the Change in Control Price shall be determined in good faith by the Administrator as constituted immediately prior to the Change in Control.

(k)    “Code” means the Internal Revenue Code of 1986, as amended.

(l)     “Company Common Stock” means the common stock, par value $0.0001 per share, of the Company and such other stock or securities into which such common stock is hereafter converted or for which such common stock is exchanged.

(m)   “Company Group” means the Company and its direct or indirect Subsidiaries.

(n)    “Compensation Year” means the period from one annual meeting of shareholders to the next following annual meeting of shareholders.

(o)    “Competitive Activity” means a Participant’s material breach of restrictive covenants relating to noncompetition, nonsolicitation (of customers or employees) or preservation of confidential information or other covenants having the same or similar scope, included in an Award Agreement or other agreement to which the Participant and the Company or any of its Affiliates is a party.

(p)    “Corporate Event” means, as determined by the Administrator, any stock dividend, extraordinary dividend, stock split or share combination or any recapitalization, merger, consolidation, exchange of shares, spin-off, liquidation or dissolution of the Company or other similar transaction affecting the Company Common Stock, or any unusual or infrequently occurring transaction or event affecting the Company, any Subsidiary, or the financial statements of the Company or any of its Subsidiaries, or changes in applicable laws, regulations or accounting principles (including, without limitation, a recapitalization of the Company).

(q)    “Director” means a member of the Board or a member of the board of directors of any Subsidiary.

(r)     “Disability” means (x) for Awards that are not subject to Section 409A of the Code, “disability” as such term is defined in the long-term disability insurance plan or program of the Company or any Subsidiary then covering the Participant, and (y) for Awards that are subject to Section 409A of the Code, “disability” has the meaning set forth in Section 409A(a)(2)(c) of the Code; provided that with respect to Awards that are not subject to Section 409A of the Code, in the case of any Participant who, as of the date of determination, is a party to an effective services, severance, consulting or employment agreement with the Company or any Subsidiary that employs such individual, “Disability” has the meaning, if any, specified in such agreement.

(s)     “Dividend Equivalent” means the right to receive payments, in cash or in Shares, based on dividends paid with respect to Shares.

(t)     “Eligible Representative” for a Participant means such Participant’s personal representative or such other person as is empowered under the deceased Participant’s will or the then applicable laws of descent and distribution to represent the Participant hereunder.

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(u)    “Employee” means any individual classified as an employee by the Company or one of its Subsidiaries.

(v)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(w)    “Executive Officer” means each person who is an officer or employee of the Company or any of its Subsidiaries and who is subject to the reporting requirements under Section 16(a) of the Exchange Act.

(x)    “Fair Market Value” means, unless otherwise determined by the Administrator from time to time, the closing transaction price of a Share as reported on the NASDAQ Stock Market LLC on the date as of which such value is being determined or, if Shares are not listed on the NASDAQ Stock Market LLC, the closing transaction price of a Share on the principal national stock exchange on which Shares are traded on the date as of which such value is being determined or, if there shall be no reported transactions for such date, on the next preceding date for which transactions were reported; provided, however, that if Shares are not listed on a national stock exchange or if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Administrator by whatever means or method as the Administrator, in the good faith exercise of its discretion, shall at such time deem appropriate and in compliance with Section 409A of the Code.

(y)    “Good Reason” means, unless otherwise provided in the Award Agreement, a material reduction in the Participant’s base salary or a material reduction in the Participant’s target annual cash incentive compensation opportunity, in each case, other than (a) any isolated or inadvertent failure by the Company or the applicable Subsidiary that is not in bad faith and is cured within thirty (30) business days after the Participant gives the Company or the applicable Subsidiary notice of such event or (b) a reduction of 10% or less which is applicable to all employees in the same salary grade as the Participant; provided that in the case of any Participant who, as of the date of determination, is a party to an effective services, severance, consulting or employment agreement with the Company or any Subsidiary that employs such individual, “Good Reason” has the meaning, if any, specified in such agreement.

(z)     “Incentive Stock Option” means an Option which qualifies under Section 422 of the Code and is expressly designated as an Incentive Stock Option in the Award Agreement.

(aa)   “Investors” means, collectively, Software Acquisition Holdings LLC, a Delaware limited liability company, and its Affiliates.

(bb)  “Merger Agreement” means the Merger Agreement, dated August 10, 2020, among Software Acquisition Group Inc., CS Merger Sub, Inc., CuriosityStream Inc. and Hendricks Factual Media LLC.

(cc)   “Non-Qualified Stock Option” means an Option that is not an Incentive Stock Option.

(dd)  “Option” means an option to purchase Company Common Stock granted under the Plan. The term “Option” includes both an Incentive Stock Option and a Non-Qualified Stock Option.

(ee)   “Participant” means any Service Provider who has been granted an Award pursuant to the Plan.

(ff)    “Performance Award” means a Performance Share or a Performance Unit.

(gg)  “Performance Cycle” means the period of time selected by the Administrator during which performance is measured for the purpose of determining the extent to which a Performance Award has been earned or vested.

(hh)  “Performance Goals” means the objectives established by the Administrator for a Performance Cycle pursuant to Section 6.5 for the purpose of determining the extent to which a Performance Award has been earned or vested.

(ii)    “Performance Share” means an Award granted pursuant to Article VI of the Plan of a Share or a contractual right to receive a Share (or the cash equivalent thereof) upon the achievement, in whole or in part, of the applicable Performance Goals.

(jj)    “Performance Unit” means a U.S. Dollar-denominated unit (or a unit denominated in the Participant’s local currency) granted pursuant to Article VI of the Plan, payable in cash or in Shares upon the achievement, in whole or in part, of the applicable Performance Goals.

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(kk)  “Person” means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or any other entity of whatever nature.

(ll)    “Replacement Awards” means Shares or Awards issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form or combination by the Company or any of its Subsidiaries.

(mm)“Restricted Stock” means an Award granted pursuant to Section 5.1.

(nn)  “Restricted Stock Unit” means an Award granted pursuant to Section 5.2.

(oo)  “Securities Act” means the Securities Act of 1933, as amended.

(pp)  “Service Provider” means an Employee, Director or consultant of the Company or any of its Subsidiaries.

(qq)  “Share” means a share of Company Common Stock.

(rr)    “Stock Appreciation Right” or “SAR” means the right to receive a payment from the Company in cash and/or Shares equal to the excess, if any, of the Fair Market Value of one Share on the exercise date over a specified price (the “Base Price”) fixed by the Administrator on the grant date (which specified price shall not be less than the Fair Market Value of one Share on the grant date).

(ss)   “Subsidiary” means any entity that is directly or indirectly controlled by the Company or any entity in which the Company directly or indirectly has at least a 50% equity interest.

(tt)    “Ten Percent Stockholder” means a Person owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Subsidiaries.

(uu)  “Termination of employment,” “termination of service” and any similar term(s) means: with respect to a Director who is not an Employee of the Company or any Subsidiary, the date upon which such Director ceases to be a member of the Board or of the board of directors of any Subsidiary; with respect to a consultant of the Company or any of its Subsidiaries, the date upon which such consultant ceases to provide services to the Company and its Subsidiaries; and, with respect to an Employee, the date he or she ceases to be an Employee; provided that in all events with respect to any Award subject to Section 409A of the Code, such terms shall mean “separation from service,” as defined in Section 409A of the Code and the rules, regulations and guidance promulgated thereunder.

2.      ADMINISTRATION

(a)     Powers of the Administrator. The Plan shall be administered by the Administrator. The Administrator shall have the sole and complete authority and discretion to: (a) determine the type or types of Awards to be granted to each Participant; (b) select the Service Providers to whom Awards may from time to time be granted; (c) determine all matters and questions related to the termination of service of a Service Provider with respect to any Award granted to him or her; (d) determine the number of Awards to be granted and the number of Shares to which an Award will relate; (e) approve forms of agreement for use under the Plan, which need not be identical for each Service Provider; (f) determine the terms and conditions of any Awards (including, without limitation, the Exercise Price or Base Price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions and any restriction or limitation regarding any Award or the Company Common Stock relating thereto) based in each case on such factors as the Administrator shall determine; (g) prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to Subplans (as defined in Section 2.4) established for the purpose of satisfying applicable foreign laws; (h) determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise or purchase price of an Award may be paid in, cash, Company Common Stock, other Awards, or other property, or an Award may be cancelled, forfeited or surrendered; (i) suspend or accelerate the vesting of any Award granted under the Plan or waive the forfeiture restrictions or any other restriction or limitation regarding any Awards or the Company Common Stock relating thereto; (j) construe and interpret the terms of the Plan and Awards granted pursuant to the Plan; and (k) make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer

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the Plan. Any determination made by the Administrator under the Plan, including, without limitation, under Section 3.3, shall be final, binding and conclusive on all Participants and other persons having or claiming any right or interest under the Plan. The Administrator’s determinations under the Plan need not be uniform and may be made by the Administrator selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

(b)    Delegation by the Administrator. The Administrator may delegate, subject to such terms or conditions or guidelines as it shall determine, to any officer or group of officers, or Director or group of Directors any portion of its authority and powers under the Plan with respect to Participants who are not Executive Officers or non-employee directors of the Board; provided that any delegation to one or more officers of the Company shall be subject to and comply with applicable law.

(c)     Expenses, Professional Assistance, No Liability. All expenses and liabilities incurred by the Administrator in connection with the administration of the Plan shall be borne by the Company. The Administrator may elect to engage the services of attorneys, consultants, accountants or other persons. The Administrator, the Company and its officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. The Administrator (and its members) shall not be personally liable for any action, determination or interpretation made with respect to the Plan or the Awards, and the Administrator (and its members) shall be fully protected by the Company with respect to any such action, determination or interpretation.

(d)    Participants Based Outside the United States. To conform with the provisions of local laws and regulations, or with local compensation practices and policies, in foreign countries in which the Company or any of its Subsidiaries operate, but subject to the limitations set forth herein regarding the maximum number of shares issuable hereunder and the maximum award to any single Participant, the Administrator may (a) modify the terms and conditions of Awards granted to Employees employed and consultants who provide services outside the United States (“Non-U.S. Awards”), (b) establish subplans with such modifications as may be necessary or advisable under the circumstances (“Subplans”) and (c) take any action that it deems advisable to obtain, comply with or otherwise reflect any necessary governmental regulatory procedures, exemptions or approvals with respect to the Plan. The Administrator’s decision to grant Non-U.S. Awards or to establish Subplans is entirely voluntary, and at the complete discretion of the Administrator. The Administrator may amend, modify or terminate any Subplans at any time, and such amendment, modification or termination may be made without prior notice to the Participants. The Company, Affiliates and members of the Administrator shall not incur any liability of any kind to any Participant as a result of any change, amendment or termination of any Subplan at any time. The benefits and rights provided under any Subplan or by any Non-U.S. Award (i) are wholly discretionary and, although provided by either the Company or an Affiliate of the Company, do not constitute regular or periodic payments and (ii) except as otherwise required under applicable laws, are not to be considered part of the Participant’s salary or compensation under the Participant’s employment with the Participant’s local employer for purposes of calculating any severance, resignation, redundancy or other end of service payments, vacation, bonuses, long-term service awards, indemnification, pension or retirement benefits, or any other payments, benefits or rights of any kind. If a Subplan is terminated, the Administrator may direct the payment of Non-U.S. Awards (or direct the deferral of payments whose amount shall be determined) prior to the dates on which payments would otherwise have been made, and determine if such payments may be made in a lump sum or in installments.

3.      SHARES SUBJECT TO PLAN

(a)     Shares Subject to Plan.

(i)     Subject to Section 3.3, the aggregate number of Shares that may be issued or used for reference purposes or with respect to which Awards may be granted under this Plan shall be equal to 13% (on a fully-diluted basis) of the Shares that are outstanding as of immediately following the Closing, as defined in the Merger Agreement. All of the Shares reserved under the Plan may be issued in the form of Incentive Stock Options under the Plan. The Shares issued under the Plan may be authorized but unissued, or reacquired Company Common Stock. No provision of this Plan shall be construed to require the Company to maintain the Shares in certificated form. Unless the Administrator shall determine otherwise, (i) Awards may not consist of fractional shares and shall be rounded down

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to the nearest whole Share, and (ii) fractional Shares shall not be issued under the Plan (and shall instead also be rounded as aforesaid).

(ii)    If any Award or portion thereof under this Plan is for any reason forfeited, cancelled, cash-settled, expired or otherwise terminated without the issuance of Shares, the Shares subject to such forfeited, cancelled, cash-settled, expired or otherwise terminated Award, or portion thereof, shall again be available for grant under the Plan. If Shares are tendered or withheld from issuance with respect to an Award by the Company in satisfaction of any Exercise Price, Base Price or tax withholding or similar obligations, such tendered or withheld Shares shall be available for grant under the Plan. Notwithstanding the foregoing, and except to the extent required by applicable law, Replacement Awards shall not be counted against Shares available for grant pursuant to this Plan.

(b)    Limitation on Non-Employee Director Awards. The maximum number of Shares subject to Awards granted during a single Compensation Year to any non-employee Director, taken together with any cash fees paid during the Compensation Year to the non-employee Director, in respect of the Director’s service as a member of the Board during such year (including service as a member or chair of any committees of the Board), shall not exceed $500,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes).

(c)     Changes in Company Common Stock; Disposition of Assets and Corporate Events.

(i)     If and to the extent necessary or appropriate to reflect a Corporate Event, the Administrator shall adjust the number of shares of Company Common Stock available for issuance under the Plan, and the number, class and Exercise Price or Base Price of any outstanding Award, and/or make such substitution, revision or other provisions or take such other actions with respect to any outstanding Award or the holder or holders thereof, in each case as it determines to be equitable. Without limiting the generality of the foregoing, in the event of any such Corporate Event, the Administrator shall have the power to make such changes as it deems appropriate in (i) the number and type of shares or other securities covered by outstanding Awards, (ii) the prices specified therein, (iii) the securities, cash or other property to be received upon the exercise, settlement or conversion of such outstanding Awards or otherwise to be received in connection with such outstanding Awards and (iv) any applicable Performance Goals. After any adjustment made by the Administrator pursuant to this Section 3.3, the number of shares subject to each outstanding Award shall be rounded down to the nearest whole number of whole or fractional shares (as determined by the Administrator), and (if applicable) the Exercise Price or Base Price thereof shall be rounded up to the nearest cent.

(ii)    Any adjustment of an Award pursuant to this Section 3.3 shall be effected in compliance with Section 424 and 409A of the Code to the extent applicable.

(d)    Award Agreement Provisions. The Administrator may include such provisions and limitations in any Award Agreement as it shall determine, subject to the terms of the Plan.

(e)     Prohibition Against Repricing. Except to the extent (a) approved in advance by holders of a majority of the Shares entitled to vote generally in the election of directors or (b) pursuant to Section 3.3 as a result of any Corporate Event or pursuant to Article XI in connection with a Change in Control, the Administrator shall not have the power or authority to reduce, whether through amendment or otherwise, the Exercise Price of any outstanding Option or Base Price or any outstanding SAR or to grant any new Award, or make any cash payment, in substitution for or upon the cancellation of Options or SARs previously granted.

4.      OPTIONS AND SARS

(a)     Grant of Options and SARs. The Administrator is authorized to make Awards of Options and/or SARs to any Service Provider in such amounts and subject to such terms and conditions as determined by the Administrator, consistent with the Plan. Notwithstanding the foregoing, only Employees of the Company and its Subsidiaries are eligible to be granted Incentive Stock Options under the Plan. SARs may be granted in tandem with Options or may be granted on a freestanding basis, not related to any Option. Excluding Replacement Awards, the per Share purchase price of the Shares subject to each Option (the “Exercise Price”) and the Base Price of each SAR shall be not less than 100% (or. in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, 110%) of the Fair Market Value of a Share

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on the date such Option or SAR is granted. Each Option and each SAR shall be evidenced by an Award Agreement. To the extent that any Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Option or the portion thereof that does not so qualify shall constitute a separate Non-Qualified Stock Option.

(b)    Exercisability and Vesting; Exercise. Each Option and SAR shall vest and become exercisable according to the terms and conditions as determined by the Administrator. Except as otherwise determined by the Administrator, SARs granted in tandem with an Option shall become vested and exercisable on the same date or dates as the Options with which such SARs are associated vest and become exercisable. SARs that are granted in tandem with an Option may only be exercised upon the surrender of the right to exercise such Option for an equivalent number of Shares, and may be exercised only with respect to the Shares for which the related Option is then exercisable. The Administrator shall specify the manner of and any terms and conditions of exercise of an exercisable Option or SAR, including but not limited to net-settlement, delivery of previously owned stock and broker-assisted sales.

(c)     Settlement of SARs. Upon exercise of a SAR, the Participant shall be entitled to receive payment in Shares, or such other form as determined by the Administrator, having an aggregate value equal to the Fair Market Value of one Share on the exercise date over the Base Price of such SAR; provided, however, that on the grant date, the Administrator may establish a maximum amount per Share that may be payable upon exercise of a SAR.

(d)    Expiration of Options and SARs. No Option or SAR may be exercised after the expiration of ten (10) years from the date the Option or SAR was granted (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, five (5) years), unless a longer or shorter period is set forth in the Award Agreement. Notwithstanding the foregoing, in the event that on the last business day of the term of the Option or SAR (a) the exercise of the Option or SAR is prohibited by applicable law or (b) Shares may not be purchased or sold by certain employees or directors of the Company due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term of the Option or SAR shall be extended, but not beyond a period of thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement (to the extent permissible under Section 409A of the Code), and provided that no extension will be made if the applicable Exercise Price or Base Price at the date the initial term would otherwise expire is below the Fair Market Value on such date.

(e)     Incentive Stock Option Limitations. To the extent the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an Employee during any calendar year under the Plan and/or any other stock option plan of the Company or any Subsidiary exceeds US$100,000, such Options shall be treated as Non-Qualified Stock Options. In addition, if an Employee does not remain employed by the Company or any Subsidiary at all times from the time an Incentive Stock Option is granted until three (3) months prior to the date of exercise thereof (or such other period as required by applicable law), then such Option shall be treated as a Non-Qualified Stock Option.

5.      Restricted Stock Awards AND RESTRICTED STOCK UNIT AWARDS

(a)     Restricted Stock. The Administrator is authorized to make Awards of Restricted Stock to any Service Provider selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Administrator may impose. These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Administrator determines at the time of the grant of the Award or thereafter. The issuance of Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Administrator shall determine.

(b)    Restricted Stock Units. The Administrator is authorized to make Awards of Restricted Stock Units to any Service Provider selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. The Administrator may specify any conditions to vesting as it deems appropriate. For the avoidance of doubt, the Administrator may grant Restricted Stock Units that are fully vested and nonforfeitable when granted. At the time of grant, the Administrator shall specify the settlement date applicable to each grant of Restricted Stock Units. Unless otherwise provided in an Award

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Agreement, on the settlement date, the Company shall, subject to the terms of this Plan, transfer to the Participant one Share (or a cash amount equal to the then Fair Market Value of a Share) for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited. A Participant shall not be, nor have any of the rights or privileges of, a stockholder in respect of Restricted Stock Units awarded pursuant to the Plan unless and until the Shares attributable to such Restricted Stock Units have been issued to such Participant. Each Restricted Stock Unit shall be evidenced by an Award Agreement.

6.      Performance AWARDS

(a)     Grant of Performance Awards. The Administrator is authorized to make Performance Awards to any Participant selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. Each Performance Award shall be evidenced by an Award Agreement.

(b)    Issuance and Restrictions. The Administrator shall have the authority to determine the Participants who shall receive Performance Awards; the number of Performance Shares, the number and value of Performance Units; the cash entitlement of any Participant with respect to any Performance Cycle; and the Performance Goals applicable in respect of such Performance Awards for each Performance Cycle. The Administrator shall determine the duration of each Performance Cycle (the duration of Performance Cycles may differ from one another), and there may be more than one Performance Cycle in existence at any one time. An Award Agreement evidencing the grant of Performance Shares or Performance Units shall specify the number of Performance Shares and the number and/or value of Performance Units awarded to the Participant, the Performance Goals applicable thereto, and such other terms and conditions as the Administrator shall determine. Unless the Administrator shall determine otherwise, no Company Common Stock will be issued at the time an Award of Performance Shares is made.

(c)     Earned Performance Awards. Performance Awards shall become earned, in whole or in part, based upon the attainment of specified Performance Goals or the occurrence of any event or events, as the Administrator shall determine or as set forth in an Award Agreement. In addition to the achievement of the specified Performance Goals, the Administrator may condition payment of Performance Awards on such other conditions as the Administrator shall determine. The Administrator may also provide in an Award Agreement for the completion of a minimum period of service (in addition to the achievement of any applicable Performance Goals) as a condition to the vesting of any Performance Award.

(d)    Rights as a Stockholder. A Participant shall not have any rights as a stockholder in respect of Performance Awards until such time as the Shares attributable to such Performance Awards have been issued to such Participant or his or her beneficiary. Performance Shares as to which Shares are issued prior to the end of the Performance Cycle shall, during such period, be subject to such restrictions on transferability and other restrictions as the Administrator may impose.

(e)     Performance Goals and Related Provisions. The Administrator shall establish the Performance Goals that must be satisfied in order for a Participant to receive an Award for a Performance Cycle or for a Performance Award to be earned or vested. The Administrator may provide for a threshold level of performance below which no amount of compensation will be paid and a maximum level of performance above which no additional amount of compensation will be paid under the Plan, and it may provide for the payment of differing amounts of compensation for different levels of performance. Performance Goals may be established on a Company-wide basis, with respect to one or more business units, divisions, Subsidiaries or products or based on individual performance measures, and may be expressed in absolute terms or relative to other metrics including internal targets or budgets, past performance of the Company, the performance of one or more similarly situated companies, performance of an index, outstanding equity or other external measures. In the case of earning-based measures, performance goals may include comparisons relating to capital, shareholders’ equity, shares outstanding, assets or net assets, or any combination thereof. Performance Goals may also be subject to such other metric, terms and conditions as the Administrator may determine appropriate. The Administrator may also adjust the Performance Goals for any Performance Cycle as it deems equitable in recognition of unusual or non-recurring events affecting the Company; changes in applicable tax laws or accounting principles; other extraordinary events such as restructurings; discontinued operations; asset write-downs; significant litigation or claims, judgments or settlements; acquisitions or divestitures; reorganizations or changes in the corporate structure or capital structure of the Company; foreign exchange gains and losses; change in the fiscal year of the Company;

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business interruption events; unbudgeted capital expenditures; unrealized investment gains and losses; impairments and/or such other factors as the Administrator may determine.

(f)     Determination of Attainment of Performance Goals. As soon as practicable following the end of a Performance Cycle and prior to any payment or vesting in respect of such Performance Cycle, the Administrator shall determine the number of Performance Shares or other Performance Awards and the number and value of Performance Units or the amount of any cash entitlement, in each case that has been earned or vested.

(g)    Payment of Awards. Unless otherwise specified in the applicable Award Agreement, payment or delivery of Company Common Stock with respect to earned Performance Shares, earned Performance Units and earned cash entitlements shall be made to the Participant or, if the Participant has died, to the Participant’s Eligible Representative, as soon as practicable after the expiration of the Performance Cycle and the Administrator’s determination under Section 6.6 above, and in any event no later than the earlier of (i) ninety (90) days after the end of the fiscal year in which the Performance Cycle has ended and (ii) ninety (90) days after the expiration of the Performance Cycle. The Administrator shall determine and set forth in the applicable Award Agreement whether earned Performance Shares and the value of earned Performance Units are to be distributed in the form of cash, Shares or in a combination thereof, with the value or number of Shares payable to be determined based on the Fair Market Value of the Company Common Stock on the date of the Administrator’s determination under Section 6.6 above or such other date specified in the Award Agreement. The Administrator may, in an Award Agreement with respect to the Award or delivery of Shares, condition the vesting of such Shares on the performance of additional service.

7.      OTHER Stock-Based Awards

(a)     Grant of Stock-Based Awards. The Administrator is authorized to make Awards of other types of equity-based or equity-related awards and fully vested stock awards, including grants of fully vested Shares (collectively, “Stock-Based Awards”) not otherwise described by the terms of the Plan in such amounts and subject to such terms and conditions as the Administrator shall determine, including without limitation the payment of cash bonuses or other incentives in the form of Stock-Based Awards. Unless otherwise determined by the Administrator, all Stock-Based Awards shall be evidenced by an Award Agreement. Such Stock-Based Awards may be granted as an inducement to enter the employ of the Company or any Subsidiary or in satisfaction of any obligation of the Company or any Subsidiary to an officer or other key employee, whether pursuant to this Plan or otherwise, that would otherwise have been payable in cash or in respect of any other obligation of the Company. Such Stock-Based Awards may entail the transfer of actual Shares, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

8.      DIVIDEND EQUIVALENTS

(a)     Generally. Dividend Equivalents may be granted to Participants at such time or times as shall be determined by the Administrator. Dividend Equivalents may be granted in tandem with other Awards, in addition to other Awards, or freestanding and unrelated to other Awards. Notwithstanding the terms of this Section 8.1, no Dividend Equivalents shall be granted with respect to Options or SARs. The grant date of any Dividend Equivalents will be the date on which the Dividend Equivalent is awarded by the Administrator, or such other date permitted by applicable laws as the Administrator shall determine. Dividend Equivalents may, at the discretion of the Administrator, be fully vested and nonforfeitable when granted or subject to such vesting conditions as determined by the Administrator; provided that, unless the Administrator shall determine otherwise in an Award Agreement, Dividend Equivalents with respect to Awards shall not be fully vested until the Awards have been earned and shall be forfeited if the related Award is forfeited. Dividend Equivalents shall be evidenced in writing, whether as part of the Award Agreement governing the terms of the Award, if any, to which such Dividend Equivalent relates, or pursuant to a separate Award Agreement with respect to freestanding Dividend Equivalents, in each case, containing such provisions not inconsistent with the Plan as the Administrator shall determine, including customary representations, warranties and covenants with respect to securities law matters.

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9.      Termination and Forfeiture

(a)     Termination for Cause; Post-Service Competitive Activity. Unless otherwise set forth in the Award Agreement, if a Participant’s employment or service terminates for Cause or a Participant engages in Competitive Activity following the Participant’s termination of employment or service, all Options and SARs, whether vested or unvested, and all other Awards that are unvested or unexercisable or otherwise unpaid (or were unvested or unexercisable or unpaid at the time of occurrence of Cause or engagement in Competitive Activity) shall be immediately forfeited and cancelled, effective as of the date of the termination or engagement in Competitive Activity. Unless otherwise determined by the Administrator, if the Participant engages in Competitive Activity following the termination, any portion of the Participant’s Awards that became vested after termination, and any Shares or cash issued upon exercise or settlement of such Awards, shall be immediately forfeited, cancelled, and disgorged or paid to the Company together with all gains earned or accrued due to the sale of Shares issued upon exercise or settlement of such Awards.

(b)    Termination Due to Death or Disability. Unless otherwise set forth in the Award Agreement, if a Participant’s employment or service terminates by reason of death or Disability:

(i)     All Options and SARs (whether or not then otherwise exercisable) shall become exercisable in full and the Participant or (as applicable) Participant’s Eligible Representative may exercise all such Options and SARs at any time prior to the earlier of (i) the one-year anniversary of the Participant’s death or Disability or (ii) the expiration of the term of the Options or SARs; provided that any in-the-money Options and SARs that are still outstanding on the last day of the time period specified in this Section 9.2(a) shall automatically be exercised on such date; and

(ii)    All other Awards shall immediately vest in full upon the Participant’s death or Disability, and Restricted Stock Units and Performance Awards that have not been settled or converted into Shares prior to the Participant’s death or Disability shall immediately be settled in Shares. Any Performance Awards that vest as a result of this Section 9.2(b) shall vest and be paid based on target levels of performance.

(c)     Involuntary Termination Without Cause. Unless otherwise set forth in the Award Agreement, if a Participant’s employment or service is involuntarily terminated without Cause:

(i)     All Options and SARs that are unvested shall be immediately forfeited and cancelled, effective as of the date of the termination, and all Options and SARs that are vested shall remain outstanding and exercisable until the earlier of (i) 30 days after the effective date of the termination or (ii) the expiration of the term of such Options or SARs; and

(ii)    All Awards of Restricted Stock or Restricted Stock Units that are unvested shall be immediately forfeited and cancelled, effective as of the date of the termination; and

(iii)   Provided that the Participant signs a general release and waiver of claims in the form provided by the Administrator and does not exercise any rights to revoke such release, the Participant shall retain a portion of any unvested Performance Awards granted earlier than one year prior to the termination equal to, for each grant of Performance Awards, the number of Performance Shares or Performance Units specified in the Award Agreement multiplied by the quotient of (i) the number of full months elapsed between the grant date in respect of such Performance Awards and the effective date of the termination over (ii) the total number of months in the Performance Cycle. Such retained Performance Awards will remain outstanding and vest subject to the attainment of the applicable Performance Goals in respect thereof. Any unvested Performance Awards that do not remain outstanding pursuant to this Section 9.3(c) shall be immediately forfeited and cancelled, effective as of the date of the termination.

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(d)    Termination for Any Other Reason. Unless otherwise set forth in the Award Agreement, if a Participant’s employment or service terminates for any reason other as set forth in Sections 9.1 (other than post-service Competitive Activity) through 9.3:

(i)     All Options and SARs that are unvested shall be immediately forfeited and cancelled, effective as of the date of the termination, and all Options and SARs that are vested shall remain outstanding and exercisable until the earlier of (i) 30 days after the effective date of the termination or (ii) the expiration of the term of such Options or SARs; and

(ii)    All other Awards that are unvested or have not otherwise been earned shall be immediately forfeited and cancelled, effective as of the date of termination.

(e)     Post-Termination Informational Requirements. Before the settlement of any Award following termination of employment or service, the Administrator may require the Participant (or the Participant’s Eligible Representative, if applicable) to make such representations and provide such documents as the Administrator deems necessary or advisable to effect compliance with applicable law and the provisions of this Plan.

(f)     Forfeiture and Recoupment of Awards. Awards granted under this Plan (and gains earned or accrued in connection with Awards) shall be subject to such generally applicable policies as to forfeiture and recoupment (including, without limitation, upon the occurrence of material financial or accounting errors, financial or other misconduct or Competitive Activity) as may be adopted by the Administrator or the Board (or committee thereof) from time to time. Any such policies may (in the discretion of the Administrator or the Board) be applied to outstanding Awards at the time of adoption of such policies, or on a prospective basis only. Participants shall also forfeit and disgorge to the Company any Awards granted or vested and any gains earned or accrued due to the exercise of Options or SARs or the sale of any Company Common Stock to the extent required by applicable law or as required by any stock exchange or quotation system on which the Company Common Stock is listed or quoted, in each case in effect on or after the Effective Date, including but not limited to Section 304 of the Sarbanes-Oxley Act of 2002 and Section 10D of the Exchange Act. The implementation of policies and procedures pursuant to this Section 9.6 and any modification of the same shall not be subject to any restrictions on amendment or modification of Awards.

10.    CHANGE IN CONTROL

(a)     Alternative Award. Unless otherwise provided in an Award Agreement, and other than with respect to the Performance Award Conversion, no cancellation, acceleration or other payment shall occur in connection with a Change in Control pursuant to Section 10.3 with respect to any Award or portion thereof as a result of the Change in Control if the Administrator reasonably determines in good faith, prior to the occurrence of the Change in Control, that such Award shall be honored or assumed, or new rights substituted therefor following the Change in Control (such honored, assumed or substituted award, an “Alternative Award”), provided that any Alternative Award must (i) give the Participant who held the Award rights and entitlements substantially equivalent to or better than the rights and terms applicable under the Award immediately prior to the Change in Control, including (A) an equal or better vesting schedule, and (B) in the case of Alternative Awards that are stock options in the successor entity following such Change in Control, substantially equivalent or better methods of payment of the exercise price thereof and a post-termination exercise period extending until at least the first (1st) anniversary of the Participant’s termination of employment without Cause or with Good Reason (or, if earlier, the expiration of the term of the stock options); and (ii) have terms such that if a Participant’s employment is involuntarily (i.e., by the Company or its successor other than for Cause) or constructively (i.e., by the Participant with Good Reason) terminated within the twenty-four (24) months following a Change in Control at a time when any portion of the Alternative Award is unvested, the unvested portion of such Alternative Award shall immediately vest in full and such Participant shall receive (as determined by the Administrator) either (1) a cash payment equal in value to the excess (if any) of the fair market value of the stock subject to the Alternative Award at the date of exercise or settlement over the price (if any) that such Participant would be required to pay to exercise such Alternative Award or (2) liquid shares or equity interests having a fair market value (as determined by the Administrator) equal to the value in clause (1).

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(b)    Performance Award Conversion. Unless otherwise provided in an Award Agreement, upon a Change in Control, then-outstanding Performance Awards shall be modified to remove any Performance Goals applicable thereto and to substitute, in lieu of such Performance Goals, vesting solely based on the requirement of continued service through, as nearly as is practicable, the date(s) on which the satisfaction of the Performance Goals would have been measured if the Change in Control had not occurred (or, if applicable, the later period of required service following such measurement date set forth in the applicable Award Agreement) (such Awards, the “Alternative Performance Awards”), with such service-vesting of the Alternative Performance Awards to accelerate upon the termination of service of the holder prior to such vesting date(s) thereof, if such termination of service satisfies the requirements of clause (ii) of Section 10.1 hereof. The number of Alternative Performance Awards shall be equal to (i) if less than 50% of the Performance Cycle has elapsed, the target number of Performance Awards, and (ii) if 50% or more of the Performance Cycle has elapsed, a number of Performance Awards based on actual performance through the date of the Change in Control if determinable, or the target, if not determinable (with the Administrator as constituted prior to the Change in Control making any determinations necessary to determine performance and the vesting date(s) thereof). The conversion of the Performance Awards into Alternative Performance Awards is referred to herein as the “Performance Award Conversion.” Following the Performance Award Conversion, the Alternative Performance Awards shall either remain outstanding as Alternative Awards consistent with this Section 10.2 or shall be treated as provided in Section 10.3.

(c)     Accelerated Vesting and Payment. Except as otherwise provided in this Article X or in an Award Agreement, upon a Change in Control:

(i)     each vested and unvested Option or SAR shall be cancelled in exchange for a payment equal to the excess, if any, of the Change in Control Price over the applicable Exercise Price or Base Price;

(ii)    the vesting restrictions applicable to all other unvested Awards (other than (x) freestanding Dividend Equivalents not granted in connection with another Award and (y) Performance Awards) shall lapse, all such Awards shall vest and become non-forfeitable and be cancelled in exchange for a payment equal to the Change in Control Price;

(iii)   each Alternative Performance Award shall be cancelled in exchange for a payment equal to the Change in Control Price;

(iv)   each other Award (other than freestanding Dividend Equivalents not granted in connection with another Award) that were vested prior to the Change in Control but that have not been settled or converted into Shares prior to the Change in Control shall be cancelled in exchange for a payment equal to the Change in Control Price; and

(v)    all freestanding Dividend Equivalents not granted in connection with another Award shall be cancelled without payment therefor.

To the extent any portion of the Change in Control Price is payable other than in cash and/or other than at the time of the Change in Control, Award holders under the Plan shall receive the same value in respect of their Awards (less any applicable Exercise Price, Base Price or similar feature) as is received by the Company’s stockholders in respect of their Company Common Stock (as determined by the Administrator), and the Administrator shall determine the extent to which such value shall be paid in cash, in securities or other property, or in a combination of cash and securities or other property, consistent with applicable law. To the extent any portion of the Change in Control Price is payable other than at the time of the Change in Control, the Administrator shall determine the time and form of payment to the Award holders consistent with Section 409A of the Code and other applicable laws. Upon a Change in Control the Administrator may cancel Options and SARs for no consideration if the Fair Market Value of the Shares subject to such Options or such SARs is less than or equal to the Exercise Price of such Options or the Base Price of such SARs.

11.    OTHER PROVISIONS

(a)     Awards Not Transferable. Except as otherwise determined by the Administrator, no Award or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Participant or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, levy, attachment, garnishment or any other legal or equitable proceedings

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(including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 11.1 shall prevent transfers by will, by the applicable laws of descent and distribution or pursuant to the beneficiary designation procedures approved by the Company pursuant to Section 11.13 or, with the prior approval of the Company, estate planning transfers.

(b)    Amendment, Suspension or Termination of the Plan or Award Agreements.

(i)     The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator; provided that without the approval by a majority of the shares entitled to vote at a duly constituted meeting of shareholders of the Company, no amendment or modification to the Plan may (i) except as otherwise expressly provided in Section 3.3, increase the number of Shares subject to the Plan; (ii) modify the class of persons eligible for participation in the Plan or (iii) materially modify the Plan in any other way that would require stockholder approval under applicable law or stock exchange listing requirement. Except as otherwise expressly provided in the Plan or required by applicable law, neither the amendment, suspension or termination of the Plan shall, without the written consent of the holder of the Award, materially adversely alter or impair any rights or obligations under any Award theretofore granted.

(ii)    The Administrator at any time, and from time to time, may amend the terms of any one or more existing Award Agreements, provided, however, that, except as required by applicable law, the rights of a Participant under an Award Agreement shall not be materially adversely impaired without the Participant’s written consent. The Company shall provide a Participant with notice of any amendment made to a Participant’s existing Award Agreement.

(iii)   No Award may be granted during any period of suspension nor after termination of the Plan, and in no event may any Award be granted under this Plan after the expiration of ten (10) years from the Effective Date.

(c)     Effect of Plan upon Other Award and Compensation Plans. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any of its Affiliates. Nothing in this Plan shall be construed to limit the right of the Company or any of its Affiliates (a) to establish any other forms of incentives or compensation for Service Providers or (b) to grant or assume any equity awards other than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of equity awards in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

(d)    At-Will Employment. Nothing in the Plan or any Award Agreement hereunder shall confer upon the Participant any right to continue as a Service Provider of the Company or any of its Affiliates or shall interfere with or restrict in any way the rights of the Company or any of its Affiliates, which are hereby expressly reserved, to discharge any Participant at any time for any reason whatsoever, with or without Cause.

(e)     Conformity to Securities Laws. The Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated under any of the foregoing, to the extent the Company, any of its Affiliates or any Participant is subject to the provisions thereof. Notwithstanding anything herein to the contrary, the Plan shall be administered, and Awards shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and Awards granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

(f)     Term of Plan. The Plan shall become effective on the Closing Date, as defined in the Merger Agreement (the “Effective Date”) and shall continue in effect, unless sooner terminated pursuant to Section 11.2, until the tenth (10th) anniversary of the Effective Date. The provisions of the Plan shall continue thereafter to govern all outstanding Awards.

(g)    Governing Law. To the extent not preempted by federal law, the Plan shall be construed in accordance with and governed by the laws of the State of Delaware regardless of the application of rules of conflict of law that would apply the laws of any other jurisdiction.

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(h)    Severability. In the event any portion of the Plan or any action taken pursuant thereto shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provisions had not been included, and the illegal or invalid action shall be null and void.

(i)     Governing Documents. In the event of any express contradiction between the Plan and any Award Agreement or any other written agreement between a Participant and the Company or any Affiliate that has been approved by the Administrator, the express terms of the Plan shall govern, unless it is expressly specified in such Award Agreement or other written document that such express provision of the Plan shall not apply.

(j)     Withholding Taxes. In addition to any rights or obligations with respect to the federal, state, local or foreign income taxes, withholding taxes or employment taxes required to be withheld under applicable law, the Company or any Affiliate employing a Service Provider shall have the right to withhold from the Service Provider, or otherwise require the Service Provider or an assignee to pay, any such required withholding obligations arising as a result of grant, exercise, vesting or settlement of any Award or any other taxable event occurring pursuant to the Plan or any Award Agreement, including, without limitation, to the extent permitted by law, the right to deduct any such withholding obligations from any payment of any kind otherwise due to the Service Provider or to take such other actions (including, without limitation, withholding any Shares or cash deliverable pursuant to the Plan or any Award) as may be necessary to satisfy such withholding obligations.

(k)    Section 409A. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the adoption of the Plan. Notwithstanding any provision of the Plan to the contrary, in the event that following the adoption of the Plan, the Administrator determines that any Award may be subject to Section 409A of the Code and related regulations and Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the adoption of the Plan), the Administrator may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance or (c) comply with any correction procedures available with respect to Section 409A of the Code. Notwithstanding anything else contained in this Plan or any Award Agreement to the contrary, if a Service Provider is a “specified employee” at the time of the Service Provider’s “separation from service” (as determined under Section 409A of the Code) then, to the extent necessary to comply with, and avoid imposition on such Service Provider of any tax penalty imposed under, Section 409A of the Code, any payment required to be made to a Service Provider hereunder upon or following his or her separation from service shall be delayed until the first to occur of (i) the six-month anniversary of the Service Provider’s separation from service and (ii) the Service Provider’s death. Should payments be delayed in accordance with the preceding sentence, the accumulated payment that would have been made but for the period of the delay shall be paid in a single lump sum during the ten (10) day period following the lapsing of the delay period. No provision of this Plan or an Award Agreement shall be construed to indemnify any Service Provider for any taxes incurred by reason of Section 409A (or timing of incurrence thereof), other than an express indemnification provision therefor.

(l)     Notices. Except as provided otherwise in an Award Agreement, all notices and other communications required or permitted to be given under this Plan or any Award Agreement shall be in writing and shall be deemed to have been given if delivered personally, sent by email or any other form of electronic transfer approved by the Administrator, sent by certified or express mail, return receipt requested, postage prepaid, or by any recognized international equivalent of such delivery, (a) in the case of notices and communications to the Company, to its current business address and to the attention of the Corporate Secretary of the

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Company or (b) in the case of a Participant, to the last known address, or email address or, where the individual is an employee of the Company or one of its Subsidiaries, to the individual’s workplace address or email address or by other means of electronic transfer acceptable to the Administrator. All such notices and communications shall be deemed to have been received on the date of delivery, if sent by email or any other form of electronic transfer, at the time of dispatch or on the third business day after the mailing thereof.

(m)   Beneficiary Designation. Each Participant under the Plan may from time to time pursuant to procedures approved by the Company name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death.

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ANNEX D

INVESTOR RIGHTS AGREEMENT

BY AND AMONG

CURIOSITYSTREAM INC.,

HENDRICKS FACTUAL MEDIA, LLC,

SOFTWARE ACQUISITION HOLDINGS LLC

AND

THE INVESTORS SIGNATORY HERETO

DATED [•], 2020

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INVESTOR RIGHTS AGREEMENT

This INVESTOR RIGHTS AGREEMENT, dated as of [•], 2020 (this “Agreement”), is made and entered into by and among Software Acquisition Group Inc., a Delaware corporation (“Parent”), CuriosityStream Inc., a Delaware corporation and wholly owned subsidiary of Parent (the “Company”), Software Acquisition Holdings LLC, a Delaware limited liability company (“Sponsor”), Hendricks Factual Media, LLC, a Delaware limited liability company (“Hendricks”), and each of the holders of Parent Common Stock (as defined herein) signatory hereto (each an “Investor” and collectively the “Investors”).

RECITALS

WHEREAS, pursuant to that Agreement and Plan of Merger, dated as of [•], 2020 (the “Merger Agreement”), by and among Parent, CS Merger Sub, Inc. (“Merger Sub”), the Company, and Hendricks, the Company merged with and into Merger Sub and became a wholly owned subsidiary of Parent (the “Merger”);

WHEREAS, in connection with the Merger, the Company Stockholders (as defined in the Merger Agreement) received shares of Parent Common Stock in exchange for their shares of Company Common Stock (as defined in the Merger Agreement);

WHEREAS, Parent has agreed to file a resale registration statement for the resale of the Merger Shares (as defined below);

WHEREAS, the Sponsor and the Investors are holders of Parent Common Stock; and

WHEREAS, Parent has agreed to provide to the Holders and the Sponsor the rights set forth in this Agreement, subject to the terms and conditions hereof.

NOW, THEREFORE, in consideration of the premises and the mutual premises and covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged,

IT IS AGREED as follows:

1. DEFINITIONS

As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by, or under common control with, such specified Person; provided that for purposes of this Agreement no Holder shall be deemed to be an Affiliate of any other Holder solely as a result of such Holder’s ownership of securities in Parent.

“Agreement” shall have the meaning set forth in the Preamble hereof.

“Board” shall mean the Board of Directors of the Parent.

“Business Day” shall mean any day except Saturday, Sunday or any days on which banks are generally not open for business in New York, New York.

“Commission” means the Securities and Exchange Commission.

“Company” shall have the meaning set forth in the Preamble hereof.

“Company Stockholders” has the meaning given to such term in the Merger Agreement; provided that, for purposes of this Agreement, each Investor shall be deemed not to be a Company Stockholder.

“Demand Registration” shall have the meaning set forth in Section 2(a)(ii) of this Agreement.

“Exchange” shall have the meaning set forth in Section 5(c) of this Agreement.

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“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended (or any corresponding provision of succeeding law) and the rules and regulations thereunder.

“FINRA” shall mean the Financial Industry Regulatory Authority.

“Hendricks” shall have the meaning set forth in the Preamble hereof.

“Holders” shall mean, collectively, Hendricks and the Investors.

“Initial Lock-Up Period” shall have the meaning set forth in Section 7(a) of this Agreement.

“Investor” shall have the meaning set forth in the Preamble hereof.

“Liabilities” shall have the meaning set forth in Section 4(a)(i) of this Agreement.

“Lock-Up Period” shall have the meaning set forth in Section 7(b) of this Agreement.

“Maximum Threshold” shall have the meaning set forth in Section 2(c)(i) of this Agreement.

“Merger” shall have the meaning set forth in the Recitals hereof.

“Merger Agreement” shall have the meaning set forth in the Recitals hereof.

“Merger Shares” means those shares of Parent Common Stock issued to the Company Stockholders as consideration in the Merger.

“Non-Holder Securities” shall have the meaning set forth in Section 2(c)(i) of this Agreement.

“Parent” shall have the meaning set forth in the Preamble hereof.

“Parent Common Stock” means the Class A common stock, par value $0.0001 per share, of Parent.

“Person” shall mean any individual, partnership, corporation, limited liability company, joint venture, association, trust, unincorporated organization or other governmental or legal entity.

“Prospectus” means the prospectus or prospectuses included in any Registration Statement (including without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act and any term sheet filed pursuant to Rule 434 under the Securities Act), as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference or deemed to be incorporated by reference in such prospectus or prospectuses.

“Registrable Merger Securities” shall mean at any time all Merger Shares, including any shares or other securities issued in respect of such Merger Shares by reason of or in connection with any stock dividend, stock distribution, stock split, purchase in any rights offering or in connection with any exchange, conversion or replacement of such Merger Shares or any combination of shares, recapitalization, merger or consolidation, or any other equity securities of Parent issued pursuant to any other pro rata distribution with respect to the Parent Common Stock; provided, however, that such Registrable Merger Securities shall cease to be Registrable Merger Securities with respect to any Company Stockholder upon the earliest to occur of (a) when such Registrable Merger Securities shall have been sold, transferred, disposed of or exchanged by such Company Stockholder, (b) the date on which such Registrable Merger Securities can be sold by such Company Stockholder in accordance with Rule 144 without volume limitations and (c) the date on which such securities shall have ceased to be outstanding.

“Registrable Securities” shall mean at any time all equity securities of Parent or of any successor of Parent beneficially owned (as such term is defined in Rule 13d-3 under the Exchange Act) by any Holder, including any and all equity securities of Parent or of any successor of Parent acquired and held in such capacity subsequent to the date hereof; provided, however, that such Registrable Securities shall cease to be Registrable Securities with respect to any Holder upon the earliest to occur of (a) when such Registrable Securities shall have been sold, transferred, disposed of or exchanged by such Holder, (b) the date on which such Registrable Securities can be sold by such Holder in accordance with Rule 144 without volume limitations and (c) the date on which such securities shall have ceased to be outstanding.

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“Registration Statement” means any registration statement of Parent filed with the Commission under the Securities Act which covers any Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all materials incorporated by reference or deemed to be incorporated by reference in such Registration Statement.

“Sale Expenses” shall mean (a) the fees and disbursements of counsel and independent public accountants for Parent incurred in connection with Parent’s performance of or compliance with this Agreement, including the expenses of any special audits or “comfort” letters required by or incident to such performance and compliance, and any premiums and other costs of policies of insurance obtained by Parent against liabilities arising out of the sale of any securities, (b) all filing and stock exchange fees, all fees and expenses of complying with securities or “blue sky” laws (including any legal investment memoranda related thereto), all fees and expenses of custodians, transfer agents and registrars, all printing and producing expenses, messenger and delivery expenses, (c) expenses relating to any analyst or investor presentations or any “road shows” undertaken in connection with the marketing or selling of Registrable Securities, (d) fees and expenses in connection with any review by FINRA of the underwriting arrangements or other terms of the offering, and all fees and expenses of any “qualified independent underwriter,” and (e) costs of any selling agreements and other documents in connection with the offering, sale or delivery of Registrable Securities; provided, however, that “Sale Expenses” shall not include any out-of-pocket expenses of any Company Stockholder or Holder (other than as set forth in clause (b) above), transfer taxes, underwriting or brokerage commissions or discounts associated with effecting any sales of Registrable Merger Securities or Registrable Securities that may be offered, which expenses shall be borne by such Company Stockholder or Holder.

“Securities Act” Securities Act of 1933, as amended.

“Shelf Registration Statement” shall have the meaning set forth in Section 2(a) hereof.

“Sponsor” shall have the meaning set forth in the Preamble hereof.

“Sponsor Designee” shall have the meaning set forth in Section 5(a) of this Agreement.

“Sponsor’s Initial Equity Stake” shall mean all shares of Parent Common Stock, on an as-converted basis, beneficially owned by the Sponsor on the date of the consummation of the transactions contemplated by the Merger Agreement.

“Suspension Period” shall have the meaning set forth in Section 2(e) of this Agreement.

“Termination Date” shall have the meaning set forth in Section 9(a) of this Agreement.

“Transfer” shall have the meaning set forth in Section 7(a) of this Agreement.

“Underwritten Offering” shall mean a sale of securities of Parent to an underwriter or underwriters for reoffering to the public.

2. REGISTERED OFFERINGS

(a)     Registration Rights.

(i)     Mandatory Registration. Parent agrees to file with the Commission on or before [___] (the “Filing Deadline”) a shelf Registration Statement on Form S-1, or such other form under the Securities Act then available to Parent, providing for the resale of all Registrable Merger Securities pursuant to Rule 415, from time to time, by the Company Stockholders (a “Mandatory Registration Statement”). Parent shall use commercially reasonable efforts to cause such Mandatory Registration Statement to be declared effective by the Commission as soon as practicable after the filing thereof. The Mandatory Registration Statement shall provide for the resale from time to time, and pursuant to any method or combination of methods legally available (including, without limitation, an Underwritten Offering, a direct sale to purchasers or a sale through brokers or agents) to the Company Stockholders of any and all Registrable Merger Securities.

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(ii)     Demand Registration. So long as Parent does not have an effective Shelf Registration Statement with respect to the Registrable Securities, any one or more Holders may request registration under the Securities Act of all or a part of the Registrable Securities at any time and from time to time. Parent shall, subject to any Suspension Period, use commercially reasonable efforts to file with the Commission as promptly as practicable, but not more than thirty (30) days, following receipt of any such request for Demand Registration one or more Registration Statements on appropriate form with respect to all such Registrable Securities (a “Demand Registration Statement”); provided that no such Demand Registration Statement shall be required to be filed prior to the expiration of the Initial Lock Up Period. Parent shall use commercially reasonable efforts to cause such Demand Registration Statement to be declared effective by the Commission as soon as practicable after the filing thereof. The Demand Registration Statement shall provide for the resale from time to time, and pursuant to any method or combination of methods legally available (including, without limitation, an Underwritten Offering, a direct sale to purchasers, a sale through brokers or agents or a distribution in kind to the equity owners of any Holder) to the Holders of any and all Registrable Securities. Under no circumstances shall Parent be obligated to effect more than two (2) Demand Registrations in respect of the Registrable Securities of any Investor and its Affiliates.

(iii)     Shelf Registration. At any time that Parent is eligible to register the Registrable Securities on a registration statement on Form S-3, Parent shall use commercially reasonable efforts to file with the Commission, one or more registration statements on Form S-3 with respect to the Registrable Securities and any securities beneficially owned by the Sponsor or its Affiliates under the Securities Act for the offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (the “Shelf Registration Statement”). If such Shelf Registration Statement is not automatically declared effective by the Commission or does not automatically become effective, Parent shall use its commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective by the Commission as soon as reasonably practicable after the filing thereof. The Shelf Registration Statement and any form of prospectus included therein (or prospectus supplement relating thereto) shall reflect the plan of distribution or method of sale as any Holder, the Sponsor or any of their respective Affiliates may reasonably request prior to the effectiveness of such Shelf Registration Statement.

(iv)     Underwritten Offerings. Any Holder shall have a right to conduct an Underwritten Offering pursuant to a Registration Statement with an anticipated aggregate offering price of at least $30.0 million. If any of the Registrable Securities covered by the Registration Statement are to be sold in an Underwritten Offering, the requesting Holders shall have the right to select the managing underwriter or underwriters by a majority vote of the Registrable Securities requested to be sold in such Underwritten Offering, subject to Parent’s consent (not to be unreasonably withheld, conditioned or delayed).

(b)     Piggyback Rights.

(i)     Right to Piggyback. Whenever Parent proposes to pursue an Underwritten Offering of any shares of Parent Common Stock, whether for its own account or for the account of one or more of its stockholders, Parent shall give prompt written notice to the Holders of its intention to pursue such Underwritten Offering and shall include in such Underwritten Offering all Registrable Securities with respect to which Parent has received written requests for inclusion therein within two (2) Business Days after the receipt of Parent’s notice. Parent may terminate, suspend or postpone the Underwritten Offering at any time in its sole discretion.

(ii)     Withdrawal. A Holder may elect to withdraw its request for inclusion of any Registrable Securities in any Underwritten Offering by giving written notice to Parent of such request to withdraw prior to the filing of a final Prospectus with the Commission pursuant to Rule 424 under the Securities Act. Parent (whether on its own determination or as the result of a withdrawal by a Holder) may postpone, suspend or terminate such Underwritten Offering at any time prior to the consummation of such Underwritten Offering without thereby incurring any liability to any Holder. In the case of any withdrawal by a Holder, Parent shall not be required to pay any expenses incurred by such Holder in connection with such Underwritten Offering.

(c)     Priority.

(i)     Priority on Secondary Underwritten Offerings. If, in connection with an Underwritten Offering that is effectuated for the account of stockholders of Parent, including pursuant to Section 2(a)(iii) hereof, in which Registrable Securities are included, the managing underwriters of such Underwritten Offering advise Parent in writing that, in their opinion and in consultation with Parent, the number of shares of Parent Common Stock, including any Registrable Securities, requested to be included in such Underwritten Offering exceeds the number that can be sold

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in such Underwritten Offering and/or that the number of Registrable Securities proposed to be included in any such Underwritten Offering would adversely affect the price per share of Parent’s equity securities to be sold in such Underwritten Offering (such maximum number of securities or Registrable Securities, as applicable, the “Maximum Threshold”), the number of shares of Parent Common Stock to be included in such Underwritten Offering shall be allocated among the Holders and holders of Non-Holder Securities as follows: (A) first, the shares comprised of Registrable Securities and the shares of Parent Common Stock of a holder of Parent’s securities other than Registrable Securities (“Non-Holder Securities”) that either (1) Parent is obligated to include pursuant to written contractual rights entered into prior to or on the date hereof or (2) such other contractual rights governing the applicable Non-Holder Securities provide that the Holder’s participation rights in such offering are pari passu with respect to registration cutbacks in the same fashion as set forth in this clause (A), pro rata, based on the amount of such Parent Common Stock initially requested to be included by the Holders or holders of Non-Holder Securities or as such Holder or holders of Non-Holder Securities may otherwise agree, that can be sold without exceeding the Maximum Threshold; (B) second, to the extent that the Maximum Threshold has not been reached under the foregoing clause (A), Non-Holder Securities that Parent is obligated to include pursuant to written contractual rights entered into after the date hereof that do not comply with clause (A)(2) above, that can be sold without exceeding the Maximum Threshold; and (C) third, to the extent that the Maximum Threshold has not been reached under the foregoing clauses (A) and (B), the shares of Parent Common Stock or other securities that Parent desires to sell that can be sold without exceeding the Maximum Threshold.

(ii)     Priority on Primary Underwritten Offerings. If, in connection with an Underwritten Offering that is initiated by Parent primarily for its own account, the managing underwriters of such Underwritten Offering advise Parent in writing that, in their opinion and in consultation with Parent, the number of shares of Parent Common Stock, including any Registrable Securities, requested to be included in such Underwritten Offering exceeds the Maximum Threshold, the number of shares of Parent Common Stock to be included in such Underwritten Offering shall be allocated as follows: (A) first, the shares of Parent Common Stock or other securities to be sold by Parent; (B) second, the shares comprised of Registrable Securities and Non-Holder Securities that Parent is obligated to include pursuant to written contractual rights entered into prior to or on the date hereof, pro rata, based on the amount of such Parent Common Stock initially requested to be included by the Holders or holders of Non-Holder Securities or as such Holders or holders of Non-Holder Securities may otherwise agree, that can be sold without exceeding the Maximum Threshold; and (C) third, to the extent that the Maximum Threshold has not been reached under the foregoing clauses (A) and (B), Non-Holder Securities that Parent is obligated to include pursuant to written contractual rights entered into after the date hereof, that can be sold without exceeding the Maximum Threshold.

(iii)     Block Trades. Notwithstanding the foregoing, if a Holder wishes to engage in an underwritten block trade off of an effective Registration Statement, such Holder may notify Parent of the block trade offering no fewer than two (2) Business Days prior to the day such offering is to commence and Parent shall use its commercially reasonable efforts to facilitate such offering (which may close as early as two (2) Business Days after the date it commences); provided that in the case of such underwritten block trade, only such Holder shall have a right to notice of and to participate in such offering.

(d)     Continued Effectiveness. Parent shall use commercially reasonable efforts to keep any Registration Statement continuously effective for the period beginning on the date on which such Registration Statement is declared effective and ending on the date that all of Registrable Securities or Registrable Merger Securities registered under the Registration Statement cease to be Registrable Securities or Registrable Merger Securities, as applicable. During the period that such Registration Statement is effective, Parent shall use commercially reasonable efforts to supplement or make amendments to the Registration Statement, if required by the Securities Act or if reasonably requested by Holder (whether or not required by the form on which the securities are being registered), including to reflect any specific plan of distribution or method of sale, and shall use its commercially reasonable efforts to have such supplements and amendments declared effective, if required, as soon as practicable after filing.

(e)     Suspension Period. Notwithstanding any provision of this Agreement to the contrary, if the Board determines in good faith that any use of a Registration Statement or Prospectus hereunder involving Registrable Securities or Registrable Merger Securities:

(i)     would reasonably be expected to materially impede, delay or interfere with, or require premature disclosure of, any material financing, offering, acquisition, disposition, merger, corporate reorganization, segment reclassification or discontinuance of operations that is required to be reflected in pro forma or restated financial

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statements that amends historical financial statements of Parent, or other significant transaction or any negotiations, discussions or pending proposals with respect thereto, involving Parent or any of its subsidiaries, or

(ii)     would require, after consultation with counsel to Parent, the disclosure of material non-public information, the disclosure of which would (x) not be required to be made if a Registration Statement were not being used and (y) reasonably be expected to materially and adversely affect Parent, then Parent shall be entitled to suspend, for not more than sixty (60) consecutive days (a “Suspension Period”), but in no event (A) more than three (3) times in any consecutive twelve (12) month period (which periods may be successive) and (B) for more than an aggregate of ninety (90) days in any rolling twelve (12) month period, commencing on the date of this Agreement, the use of any Registration Statement or Prospectus and shall not be required to amend or supplement the Registration Statement, any related Prospectus or any document incorporated therein by reference. Parent promptly will give written notice of any such Suspension Period the Holders and the Company Stockholders.

(f)     Sale Expenses. Subject to the limitations set forth in Section 2(b)(ii), all Sale Expenses of any Holder or Company Stockholder incurred in connection with Section 2 and Section 3 shall be borne by Parent.

3. PROCEDURES

(a)     In connection with the filing of any Registration Statement or sale of Registrable Securities or Registrable Merger Securities as provided in this Agreement, Parent shall use commercially reasonable efforts to, as expeditiously as reasonably practicable:

(i)     notify promptly the Company Stockholders and Holders and, if requested by a Company Stockholder or Holder, confirm such advice in writing promptly at the address determined in accordance with Section 10(e), (A) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (B) if, between the effective date of a Registration Statement and the closing of any sale of Registrable Securities or Registrable Merger Securities covered thereby, the representations and warranties of Parent contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to the offering cease to be true and correct in all material respects, (C) of the happening of any event or the discovery of any facts during the period a Registration Statement is effective as a result of which such Registration Statement or any document incorporated by reference therein contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or, in the case of the prospectus, contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (which information shall be accompanied by an instruction to suspend the use of the Registration Statement and the prospectus until the requisite changes have been made), (D) of the receipt by Parent of any notification with respect to the suspension of the qualification of Registrable Securities or Registrable Merger Securities, for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (E) of the filing of a post-effective amendment to such Registration Statement;

(ii)     furnish each Company Stockholder’s or Holder’s legal counsel, if any, copies of any comment letters relating to such Company Stockholder or Holder received from the Commission or any other request by the Commission or any state securities authority for amendments or supplements to a Registration Statement and prospectus or for additional information relating to such Company Stockholder or Holder;

(iii)     use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement as promptly as practicable;

(iv)     upon the occurrence of any event or the discovery of any facts, as contemplated by Section 3(a)(i)(C) and Section 3(a)(i)(D), as promptly as practicable after the occurrence of such an event, use its commercially reasonable efforts to prepare a supplement or post-effective amendment to the Registration Statement or the related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Registrable Securities or Registrable Merger Securities, as applicable, such prospectus will not contain at the time of such delivery any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or will remain so qualified, as applicable. At such time as such public disclosure is otherwise made or Parent determines that such disclosure is not necessary, in each case to correct any misstatement of a material fact or to include any omitted material fact, Parent agrees promptly to notify the Company Stockholders or Holders, as

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applicable, of such determination and to furnish any Company Stockholder or Holder such number of copies of the prospectus as amended or supplemented, as such Company Stockholder or Holder may reasonably request;

(v)     enter into agreements in customary form (including underwriting agreements) and take all other reasonable and customary appropriate actions in order to expedite or facilitate the disposition of such Registrable Merger Securities or Registrable Securities regardless of whether an underwriting agreement is entered into and regardless of whether the registration is an underwritten registration, including:

(A)     for an Underwritten Offering, making such representations and warranties to the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in similar Underwritten Offerings as may be reasonably requested by them;

(B)     for an Underwritten Offering, obtaining opinions of counsel to Parent and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to any managing underwriter(s) and their counsel) addressed to the underwriters, if any, covering the matters customarily covered in opinions requested in Underwritten Offerings and such other matters as may be reasonably requested by the underwriter(s);

(C)     for an Underwritten Offering, obtaining “comfort” letters and updates thereof from Parent’s independent registered public accounting firm (and, if necessary, any other independent certified public accountants of any subsidiary of Parent or of any business acquired by Parent for which financial statements are, or are required to be, included in the Registration Statement) addressed to the underwriter(s), such letters to be in customary form and covering matters of the type customarily covered in “comfort” letters to underwriters in connection with similar Underwritten Offerings;

(D)     entering into a securities sales agreement with the Company Stockholder or Holder(s) and an agent of Company Stockholder or Holder(s) providing for, among other things, the appointment of such agent for the Holder(s) for the purpose of soliciting purchases of Registrable Merger Securities or Registrable Securities, which agreement shall be in form, substance and scope customary for similar offerings;

(E)     if an underwriting agreement is entered into, using commercially reasonable efforts to cause the same to set forth indemnification provisions and procedures substantially similar to the indemnification provisions and procedures set forth in Section 4 with respect to the underwriters or, at the request of any underwriters, in the form customarily provided to underwriters in similar types of transactions; and

(F)     delivering such documents and certificates as may be reasonably requested and as are customarily delivered in similar offerings to the managing underwriters, if any;

(vi)     make available for inspection by any underwriter participating in any disposition pursuant to a Registration Statement, the Company Stockholders’ or Holders’ legal counsel and any accountant retained by a Company Stockholder or Holder, all financial and other records, pertinent corporate documents and properties or assets of Parent reasonably requested by any such Persons (excluding all trade secrets and other proprietary or privileged information) to the extent required for the offering, and cause the respective officers, directors, employees, and any other agents of Parent to supply all information reasonably requested by any such representative, underwriter, counsel or accountant in connection with a Registration Statement, and make such representatives of Parent available for discussion of such documents as shall be reasonably requested by Parent; provided, however, that the Company Stockholders’ or Holders’ legal counsel, if any, and the representatives of any underwriters will use commercially reasonable efforts, to the extent reasonably practicable, to coordinate the foregoing inspection and information gathering and to not unreasonably disrupt Parent’s business operations;

(vii)     a reasonable time prior to filing any Registration Statement, any prospectus forming a part thereof, any amendment to such Registration Statement, or amendment or supplement to such prospectus, provide copies of such document to the underwriter(s) of an Underwritten Offering of Registrable Securities; within five (5) Business Days after the filing of any Registration Statement, provide copies of such Registration Statement to any Holder’s legal counsel upon request; consider in good faith making any changes requested and make such changes in any of the foregoing documents as are legally required prior to the filing thereof, or in the case of changes received from any Holder’s legal counsel by filing an amendment or supplement thereto, as the underwriter or underwriters, or in the case of changes received from a Holder’s legal counsel relating to such Holder or the plan of distribution of Registrable

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Securities, as such Holder’s legal counsel reasonably requests prior to the effectiveness of the applicable Registration Statement; not file any such document in a form to which any underwriter shall not have previously been advised and furnished a copy of; not include in any amendment or supplement to such documents any information about any Holders or any change to the plan of distribution of Registrable Securities that would limit the method of distribution of Registrable Securities unless such Holder’s legal counsel has been advised in advance and has approved such information or change (it being understood that any Holder that determines not to approve the inclusion of such change or information that has been specifically requested by the Commission will not have its Registrable Securities included in such Registration Statement and Parent shall not be in breach of this Agreement as a result of such exclusion); and reasonably during normal business hours make the representatives of Parent available for discussion of such document as shall be reasonably requested by the Holders’ legal counsel, if any, on behalf of a Holder, Holder’s legal counsel or any underwriter;

(viii)     otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering at least twelve (12) months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(ix)     cooperate and assist in any filings required to be made with FINRA and in the performance of any due diligence investigation by any underwriter and its counsel (including any “qualified independent underwriter” that is required to be retained in accordance with the rules and regulations of FINRA);

(x)     if Registrable Securities are to be sold in an Underwritten Offering, include in the registration statement to be used all such information as may be reasonably requested by the underwriters for the marketing and sale of such Registrable Securities; and

(xi)     in connection with an Underwritten Offering, cause the appropriate officers of Parent to (A) prepare and make presentations at any “road shows” and before analysts and (B) use their commercially reasonable efforts to cooperate as reasonably requested by the underwriters in the offering, marketing or selling of Registrable Securities.

(b)     Each Company Stockholder or Holder agrees that, upon receipt of any notice from Parent of the happening of any event or the discovery of any facts of the type described in Section 3(a)(i), each Company Stockholder or Holder will forthwith discontinue disposition of Registrable Securities pursuant to a Registration Statement relating to such Registrable Securities until such Company Stockholder’s or Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(a)(i), and, if so directed by Parent, each Company Stockholder or Holder will deliver to Parent (at Parent’s expense) all copies in such Company Stockholder’s or Holder’s possession, other than permanent file copies then in such Company Stockholder’s or Holder’s possession, of the prospectus covering such Registrable Merger Securities or Registrable Securities at the time of receipt of such notice.

(c)     Parent may (as a condition to any Holder’s participation in an Underwritten Offering or Holder’s or Company Stockholder’s inclusion in a Registration Statement) require each Holder of Registrable Securities or Company Stockholder of Registrable Merger Securities to furnish to Parent such information regarding the Company Stockholder or Holder and the proposed distribution by the Company Stockholder or Holder as Parent may from time to time reasonably request in writing.

4. INDEMNIFICATION

(a)     Indemnification by Parent. Parent agrees to indemnify and hold harmless each Company Stockholder and Holder, and the respective officers, directors, partners, employees, representatives and agents of each Company Stockholder and Holder, and each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) a Company Stockholder and Holder, as follows:

(i)     against any and all loss, liability, claim, damage, judgment, actions, other liabilities and expenses whatsoever (the “Liabilities”), as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment or supplement thereto) pursuant to which Registrable Merger Securities or Registrable Securities were registered under the Securities Act at the time such Registration Statement became effective, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact contained in any

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prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom at such date of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)     against any and all Liabilities, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that any such settlement is effected with the written consent of Parent; and

(iii)     against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by any indemnified party), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under Section 4(a)(i) or Section 4(a)(ii); provided, however, that the indemnity obligations in this Section 4(a) shall not apply to any Liabilities (A) to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to Parent by any Company Stockholder or Holder with the understanding that such information will be used in a Registration Statement (or any amendment thereto) or any prospectus (or any amendment or supplement thereto) or (B) to the extent they arise from the use of any Registration Statement during any Suspension Period.

(b)     Indemnification by the Company Stockholders and Holders. Company Stockholders and Holders agree, severally and not jointly, to indemnify and hold harmless Parent, and each of its respective officers, directors, partners, employees, representatives and agents and any person controlling Parent, against any and all Liabilities described in the indemnity contained in Section 4(a), as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any prospectus included therein (or any amendment or supplement thereto) in reliance upon and in conformity with written information with respect to such Company Stockholder or Holder furnished to Parent by such Company Stockholder or Holder with the understanding that such information will be used in the Registration Statement (or any amendment thereto) or such prospectus (or any amendment or supplement thereto); provided, however, that no Company Stockholder or Holder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Company Stockholder or Holder from the sale of Registrable Merger Securities or Registrable Securities pursuant to such Registration Statement.

(c)     Notices of Claims, etc. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure so to notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying party or parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 4 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)     Contribution. If the indemnification provided for in this Section 4 is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any Liabilities referred to therein, then each indemnifying party shall contribute to the aggregate amount of such Liabilities incurred by such indemnified party, as incurred, in such proportion as is appropriate to reflect the relative fault of Parent, on the one hand, and the Company Stockholders or Holders, on the other hand, in connection with the statements or omissions which resulted in such Liabilities, as well as any other relevant equitable considerations.

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The relative fault of Parent on the one hand and the Company Stockholders or Holders on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by Parent or a Company Stockholder or Holder and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

Parent and each Company Stockholder and Holder agree that it would not be just and equitable if contribution pursuant to this Section 4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 4. The aggregate amount of Liabilities incurred by an indemnified party and referred to above in this Section 4 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 4, each Person, if any, who controls a Company Stockholder or Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company Stockholder or Holder, and each director of Parent, and each Person, if any, who controls Parent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as Parent.

5. BOARD RIGHTS

(a)     Board Designation and Board Observer. Effective as of the Closing (as such term is defined in the Merger Agreement) and, at the request of the Sponsor, at any other time at which a Sponsor Designee (as defined below) is not a member of the Board, Parent shall, at the next annual or special meeting of stockholders of Parent, as applicable, at which directors are to be elected, nominate for election to the Board two (2) qualified persons as directors to be chosen by the Sponsor (each, a “Sponsor Designee”) if the Sponsor so elects. If Parent has a classified Board of directors at the time of the nomination of any Sponsor Designee, then each Sponsor Designee shall be nominated for election into the class of directors whose date of reelection shall be furthest from the date of nomination. Parent and each of its Affiliates shall take all actions necessary to cause the Sponsor Designee previously identified by the Sponsor and vetted by Parent in accordance with Section 5(c) to be appointed to the Board as promptly as reasonably practicable. Following the Closing, Parent shall take all actions necessary to cause any Sponsor Designee vetted by Parent in accordance with Section 5(c) to be included in the slate of nominees recommended by the Board for election as a director at each applicable annual or special meeting of stockholders at which directors of the class in which such director serves are to be elected, and to cause the Sponsor Designee to be nominated for election and to support election of such Person to the Board. For so long as the Sponsor and its Affiliates collectively hold at least 50% of the Sponsor’s Initial Equity Stake, Parent’s obligations under this Section 5 shall survive. Once the Sponsor and its Affiliates collectively own less than such amount, Parent’s and its Affiliates’ obligations under this Section 5 shall terminate; provided, however that Parent and its Affiliates shall not take any action to remove or replace any Sponsor Designee from the Board until such the normally scheduled expiration of such Sponsor Designee’s term. If the Sponsor elects not to nominate a Sponsor Designee at any time or the Sponsor Designee resigns or is removed and is not replaced or nominated in accordance with and in the timeframe provided in Section 5(b), the Sponsor may select one (1) non-voting observer to participate in any Board meeting (including any committee thereof) for so long as the Sponsor and its Affiliates collectively holds at least 50% of the Sponsor’s Initial Equity Stake (the “Sponsor Observer”). The Sponsor Observer shall be bound by the same policies and rules that govern the Board (including but not limited to confidentiality obligations and trading restrictions). Additionally, for so long as the Sponsor and its Affiliates collectively holds at least 50% of the Sponsor’s Initial Equity Stake, the Sponsor may appoint a Sponsor Observer to the Board at any time a Sponsor Designee is not serving on the Board, and such appointment will not prejudice in any respect Sponsor’s right to appoint a successor Sponsor Designee so long as a Sponsor Designee candidate is timely designated by the Sponsor in accordance with Section 5(b) and such interim observer right will terminate when such newly designated Sponsor Designee is elected to the Board.

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(b)     Replacement. Subject to the Certificate of Incorporation of Parent, if a vacancy occurs because of death, disability, disqualification, resignation or removal of a Sponsor Designee, Sponsor shall have the right to designate such Person’s successor in accordance with this Agreement if Sponsor does so within sixty (60) calendar days of the date that the Sponsor receives notice from Parent that the departed Sponsor Designee ceased to serve on the Board, subject to a determination of the Board in good faith, after consultation with outside legal counsel, that such action would not constitute a breach of its fiduciary duties or applicable law, or the requirements of any securities exchange on which Parent’s equity securities are listed, shall take all reasonable actions necessary to promptly fill the vacancy with such successor Sponsor Designee; provided, however, that if the Board determines that such action would constitute a breach of its fiduciary duties or applicable law, Parent shall promptly notify the Sponsor of the occurrence of such event and permit the Sponsor to designate an alternate Sponsor Designee to fill such vacancy within sixty (60) calendar days of receiving such notice.

(c)     Designee Requirements. Any Sponsor Designee will be subject to Parent’s customary due diligence process, including its review of a completed customary questionnaire and a background check. Based on the foregoing, Parent may object to any proposed Sponsor Designee provided (i) it does so in good faith, and (ii) such objection is based upon any of the following: (A) such proposed director does not meet the independence requirements of the Nasdaq Capital Market LLC or such other national securities exchange on which the Parent Common Stock is admitted to trading (the “Exchange”), (B) such proposed director was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses), (C) such proposed director was the subject of any order, judgment, or decree not subsequently reversed, suspended or vacated of any court of competent jurisdiction, permanently or temporarily enjoining such proposed director from, or otherwise limiting, the following activities: (x) engaging in any type of business practice, or (y) engaging in any activity in connection with the purchase or sale of any security or in connection with any violation of federal or state securities laws, (D) such proposed director was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in clause (B)(y), or to be associated with persons engaged in such activity, (E) such proposed director was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any federal or state securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended or vacated, (F) such proposed director was the subject of, or a party to any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to a violation of any federal or state securities laws or regulations or (G) such proposed director does not meet the qualifications for directors established in good faith by Parent’s corporate governance and nominating or similar committee. In the event the Board reasonably finds the proposed director to be unsuitable based upon one or more of the foregoing clauses (A) through (F) and reasonably objects to the identified director, the Sponsor shall be entitled to propose a different nominee to the Board within 30 calendar days of Parent’s notice to the Sponsor of its objection to the proposed Sponsor Designee and such nominee shall be subject to the review process outlined above.

(d)     Holder Obligations. Each Holder and each of their respective Affiliates agree to vote (at any annual meeting of the stockholders of Parent or special meeting of the stockholders of Parent) all securities entitled to vote in the election of directors then beneficially owned (whether so beneficially owned as of the date hereof or hereafter acquired) in favor of, or otherwise to consent to the election or appointment of a Sponsor Designee, as applicable.

(e)     Subsidiary Boards. Parent shall take all necessary action to cause the Sponsor Designee, if any (or any Person designated by the Sponsor Designee) at the request of such Sponsor Designee to be elected to the board of directors (or similar governing body) of each material operating subsidiary of Parent. The Sponsor Designee or the Sponsor Observer, as applicable, shall have the right to attend (in person or remotely) any meetings of the board of directors (or similar governing body or committee thereof) of each subsidiary of Parent.

(f)     Board Committees. Unless otherwise agreed in writing by the Sponsor, subject to applicable law and applicable Exchange rules, Parent shall take all necessary action to cause the Sponsor Designee, if any, to be appointed to any one or more of the standing committees of the Board of the Sponsor’s choosing; provided that if the Sponsor shall request appointment of Sponsor Designee to the Audit Committee of the Board, the Sponsor Designee must satisfy any independence requirements of the Exchange and the Commission and have the financial knowledge to serve on the Audit Committee required by applicable rules and regulations of the Exchange and the Commission, as determined in good faith by the Board, but shall not be required to be an “audit committee financial expert” as such term is defined by the Commission. The Sponsor Designee or Sponsor Observer, as applicable, shall have the right to attend (in person or remotely) any meetings of any committee of the Board and receive any materials provided to

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any committee of the Board, unless, in the case of a Sponsor Observer, the Board determines in good faith that there is a conflict or such Sponsor Observer’s presence or receipt of materials would reasonably be expected to impact the privileged nature of any matter being discussed.

(g)     Compensation, Indemnification and Insurance. At the discretion of Sponsor, the Sponsor Designee, if any, shall be entitled to the same retainer, equity compensation or other fees or compensation, including travel and expense reimbursement, paid to the non-employee directors of Parent for their services as a director, including any service of any committee of the Board. Parent shall reimburse any reasonable commercial travel and expenses incurred by the Sponsor Observer, if any, in connection with attending any meetings of the Board, any committee of the Board, or any board of directors (or similar governing body) of any subsidiary of Parent. For so long as any Sponsor Designee continues to serve as a director or any Sponsor Observer continues to act as a non-voting observer, and for a period of six (6) years thereafter (or, if longer, the period of time set forth in Parent’s Certificate of Incorporation), Parent shall, to the extent permitted by applicable law, indemnify such Sponsor Designee or Sponsor Observer and shall include such persons for coverage under any directors’ and officers’ liability insurance policies maintained by it to the same extent it now indemnifies and provides insurance for the nonexecutive members of the Board. In all directors’ and officers’ insurance policies, each Sponsor Designee and Sponsor Observer shall be covered as an insured in such a manner as to provide such Sponsor Designee or Sponsor Observer with rights and benefits under such insurance policies no less favorable than provided to the other non-executive directors of Parent. The Sponsor Designee or Sponsor Observer, as applicable shall be permitted to participate in any meeting of the Board, any committee of the Board, or any board of directors (or similar governing body) of any subsidiary of Parent via teleconference.

(h)     Board Observer. Parent shall provide the Sponsor Observer, if any, with copies of all notices, minutes, consents, and other materials that it provides to the members of the Board, any committee of the Board, or any board of directors (or similar governing body) of any subsidiary of Parent, at the same time and in the same manner as provided to such members.

6. INFORMATION RIGHTS

(a)     Right to Information. From and after the date hereof and until the Sponsor and its Affiliates collectively no longer hold at least 50% of Sponsor’s Initial Equity Stake, the Sponsor shall be entitled to receive any information received by the Sponsor Designee or Sponsor Observer, as applicable; provided, however, that the Sponsor shall not be entitled to receive information provided to the Sponsor Designee or Sponsor Observer, as applicable, if the Board (or committee thereof) determines in good faith, based on the advice of Parent counsel, that such omission may be necessary in order to preserve Parent’s attorney-client privilege, and the Sponsor shall not be entitled to receive, and Parent may screen the Sponsor Designee and the Sponsor Observer from, information related to any matter that involves any dispute, transaction or contract negotiation, amendment or modification, or other situation that involves a direct conflict of interest between Parent and/or one or more of its subsidiaries, on the one hand, and Sponsor and/or one or more of its Affiliates, on the other hand, due to such persons being on opposite sides of such dispute, transaction or contract negotiation, amendment or modification or other situation. Any such information may be provided to the Sponsor by Parent or the Sponsor Designee or Sponsor Observer, as applicable. The Sponsor, in its sole discretion, may decline to receive such information upon written notice to Parent.

(b)     Confidentiality. Sponsor shall maintain the confidentiality of any confidential and proprietary information of Parent (“Proprietary Information”) using the same standard of care as it applies to its own confidential information, except for any Proprietary Information which is publicly available or a matter of public knowledge generally. Nothing herein shall prevent the Sponsor from (i) using Proprietary Information to enforce its rights under this Agreement or the rights granted to it as a holder of Parent Common Stock contained in Parent’s Certificate of Incorporation; (ii) disclosing Proprietary Information to Sponsor’s attorneys, accountants, consultants, and other professionals, to the extent necessary to obtain their services in connection with monitoring and managing the Sponsor’s investment in Parent so long as such professionals are obligated to maintain the confidentiality of the same; (iii) disclosing a summary of Proprietary Information as to the performance of Parent to the Sponsor’s investment professionals that are bound by appropriate trading policies, or the Sponsor’s co-investors, provided that such recipients are subject to standard confidentiality obligations with respect to such information no less protective of Parent’s interests than this Section 6(b) and Sponsor shall not waive such confidentiality obligations of co-investor recipients with respect to such information; and (iv) disclosing Proprietary Information as may otherwise be required by law, if the Sponsor promptly notifies Parent of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure. The foregoing shall not be considered Proprietary Information and shall not prohibit the use by Sponsor of any such

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information received pursuant to this Section 6(b) if and solely to the extent such information (w) is or becomes generally available to or known by the public other than as a result of a breach of the confidentiality provisions of this Agreement, including the confidentiality obligations as required by this Agreement that apply to Persons not party to this Agreement to whom Sponsor has disclosed such information as permitted hereunder, (x) was available to Sponsor or its Affiliates, a Sponsor Designee or a Sponsor Observer, as applicable, prior to Parent’s disclosure to any such person, (y) is or becomes available to Sponsor or its Affiliates, a Sponsor Designee or a Sponsor Observer, as applicable, from a source other than Parent, or (z) has already been, or is hereafter, independently developed by Sponsor without reference to, incorporation of or other use of the Proprietary Information; provided, however, that, in the case of clauses (x) and (y), such information was not known to the Sponsor, a Sponsor Designee or a Sponsor Observer, as applicable, to be disclosed by the source of such information in violation of a confidentiality obligation (whether by agreement, duty or otherwise) to Parent with respect to such information.

(c)     Material Non-Public Information. Sponsor hereby acknowledges that it is aware that the United States securities laws prohibit any person who has material, non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities. Notwithstanding anything to the contrary in this Agreement, the parties acknowledge and agree that the purpose of this Section 6 is to protect the confidential nature of the Proprietary Information, and not to restrict the Sponsor’s or its Affiliates abilities to trade in securities or financial instruments of any issuer (whether physical or derivative, including any OTC derivative or other instrument referencing such security or financial instrument).

(d)     Use of Proprietary Information. Sponsor agrees that it may only use the Proprietary Information delivered pursuant to Section 6(a) to evaluate and manage its investment in Parent and not for any other purpose.

7. SPONSOR VETO RIGHTS

Prior to the later to occur of (a) the date that Sponsor and its Affiliates collectively beneficially own less than 50% of the Sponsor’s Initial Equity Stake and (b) the date that the last Sponsor Designee resigns or is fails to be reelected to the Board, neither Parent nor any of its Affiliates shall take, or be permitted to take, any action, whether as a single transaction or a series of related transactions, without the prior written consent of Sponsor, to make any change in or amendment to its Certificate of Incorporation or bylaws that (i) has a disproportionate impact on the Parent Common Stock or rights with respect thereto held by the Sponsor relative to the Parent Common Stock held by Parent’s other holders of Parent Common Stock or (ii) conflicts with or has the effect of restricting in any manner the Sponsor’s and its Affiliates’ rights under this Agreement.

8. RESTRICTIONS ON TRANSFER

(a)     Initial Lock-up Period. Prior to one hundred and eighty (180) days following the date hereof (the “Initial Lock-Up Period”), each Holder agrees, severally and not jointly, that it will not directly or indirectly sell, transfer, pledge, hypothecate, encumber, assign or otherwise dispose of (“Transfer”) any of Holder’s Parent Common Stock; provided that any shares of Parent Common Stock acquired in connection with a Primary PIPE Investment (as defined in the Merger Agreement) shall not be subject to the Initial Lock-Up Period. For the purposes of this Section 8(a) and Section 8(b), the following shall not be considered a Transfer:

(i)     transfers of shares of Parent Common Stock (i) as a bona fide gift or gifts, (ii) by will, other testamentary document or intestate succession to the legal representative, heir, beneficiary or a member of the immediate family of the Holder or (iii) by operation of law, such as pursuant to a qualified domestic order or as required by a divorce settlement;

(ii)     the establishment of a trading plan pursuant to Rule 10b5-1 promulgated under the Exchange Act, provided that (i) such plan does not provide for the transfer of Parent Common Stock or any securities convertible into or exercisable or exchangeable for Parent Common Stock during the Initial Lock-Up Period and (ii) no filing or public announcement under the Exchange Act or otherwise is required or voluntarily made by or on behalf of the Holder or Parent in connection with the establishment of such plan;

(iii)     if the Holder is a corporation, limited liability company, partnership, trust or other entity, transfers to its stockholders, members, partners or trust beneficiaries as part of a distribution, or to any corporation, partnership or other entity that is its affiliate;

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(iv)     transfers to Parent in connection with the “net” or “cashless” exercise of options or other rights to purchase shares of Parent Common Stock granted pursuant to an equity incentive plan, stock purchase plan or other arrangement in satisfaction of any tax withholding obligations through cashless surrender or otherwise, provided, that any shares of Parent Common Stock issued upon exercise of such option or other rights shall remain subject to the terms of this Agreement; and

(v)     pledges in a bona fide transaction that are in effect as of the date hereof to a lender to the Holder, as set forth on Schedule I;

provided, that in each transfer pursuant to clauses (i), (iii) and (v), the transferee agrees to be bound in writing by the terms of this Section 8(a) prior to such transfer and such transfer shall not involve a disposition for value; and provided further, that in each transfer pursuant to clauses (i), (iii), and (iv), no filing or public announcement under the Exchange Act or otherwise is required or voluntarily made by any party in connection with such transfer. For purposes of this Agreement, “immediate family” shall mean any relationship by blood, marriage, domestic partnership or adoption, not more remote than first cousin.

(b)     Subsequent Lock-up Periods. In connection with any Underwritten Offering of equity securities of Parent, each Holder shall not Transfer any Registrable Securities (other than those Registrable Securities included in such Underwritten Offering pursuant to this Agreement), without the prior written consent of Parent, during the seven days prior to and up to ninety (90) days following the date of pricing of such Underwritten Offering (the “Lock-Up Period”), except in the event the underwriters managing the Underwritten Offering otherwise agree by written consent. Each Holder agrees to execute a lock-up agreement in favor of the underwriters to such effect (in each case on substantially the same terms and conditions as all such holders) and, in any event, that the underwriters in any Underwritten Offering shall be third party beneficiaries of this Section 7(b); provided that such Holder shall only be required to be subject to the Lock-Up Period and execute such lock-up if and to the extent the other Holders and the directors and executive officers of Parent have executed a lock-up on terms at least as restrictive with respect to the relevant Underwritten Offering.

9. TERMINATION

(a)     Survival. The rights of the Holders under this Agreement shall terminate in accordance with the terms of this Agreement and in any event, upon the date that each such party holds no Registrable Securities (the “Termination Date”). Notwithstanding the foregoing, the obligations of the parties under Section 4 of this Agreement shall remain in full force and effect following such time. The rights of the Sponsor under this Agreement shall terminate in accordance with the terms of this Agreement and in any event, upon the later to occur of (a) the date that Sponsor and its Affiliates collectively beneficially own less than 50% of the Sponsor’s Initial Equity Stake and (b) the date that the last Sponsor Designee resigns or is fails to be reelected to the Board.

10. MISCELLANEOUS

(a)     Covenants Relating To Rule 144. For so long as Parent is subject to the reporting requirements of Section 13 or 15 of the Securities Act, Parent covenants that it will file the reports required to be filed by it under the Securities Act and Section 13(a) or 15(d) of the Exchange Act and the rules and regulations adopted by the Commission thereunder. If Parent ceases to be so required to file such reports, Parent covenants that it will upon the request of a Holder, the Sponsor, or any of their respective Affiliates, to the extent such information is required for such Person to sell Parent securities (i) make publicly available such information as is necessary to permit sales pursuant to Rule 144 under the Securities Act, (ii) deliver such information to a prospective purchaser as is necessary to permit sales pursuant to Rule 144A under the Securities Act and it will take such further action as any Holder may reasonably request, and (iii) take such further action that is reasonable in the circumstances, in each case, to the extent required, from time to time, to enable a Holder to sell its Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (A) Rule 144 under the Securities Act, as such Rule may be amended from time to time, (B) Rule 144A under the Securities Act, as such rule may be amended from time to time, or (C) any similar rules or regulations hereafter adopted by the Commission.

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(b)     Upon the request of a Holder, the Sponsor, or any of their respective Affiliates, Parent will deliver to such Person a written statement as to whether it has complied with such requirements of the Securities Act and the Exchange Act, a copy of the most recent annual and quarterly report(s) of Parent, and such other reports, documents or stockholder communications of Parent, and take such further actions consistent with Section 10(a), as such Person may reasonably request in availing itself of any rule or regulation of the Commission allowing such Person to sell any such Registrable Securities without registration.

(c)     No Inconsistent Agreements. Parent has not entered into, and Parent will not after the date of this Agreement enter into, any agreement which is inconsistent with the rights granted to the Holders and the Sponsor pursuant to this Agreement or otherwise conflicts with the provisions of this Agreement. The rights granted to each Holder and the Sponsor hereunder do not and will not for the term of this Agreement in any way conflict with the rights granted to the holders of Parent’s other issued and outstanding securities under any such agreements.

(d)     Amendments and Waivers. The provisions of this Agreement may be amended or waived at any time only by the written agreement of Parent, the Sponsor and the Holders owning a majority in voting power of the Registrable Securities. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder, the Sponsor and Parent. No failure to exercise, or delay in exercising, any right, remedy, power or privilege.

(e)     Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, registered first-class mail, facsimile, e-mail transmission or any courier guaranteeing overnight delivery: (i) if to a Holder, at the most current address given by such Holder to Parent by means of a notice given in accordance with the provisions of this Section 10(e); (ii) if to Sponsor, to 1980 Festival Plaza Drive, Ste. 300, Las Vegas, Nevada 89135, Attention: Jonathan Huberman; and (iii) if to Parent, to [•]. All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; two (2) Business Days after being deposited in the mail, postage prepaid, if mailed; when delivered in the local time of the recipient, if sent by facsimile or e-mail (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party) and on the next Business Day if timely delivered to an air courier guaranteeing overnight delivery.

(f)     Successor and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors of Parent, the Sponsor and each Holder. Other than with respect to registration rights provided hereunder which may be assigned by a Holder to its Affiliates, no party can assign its rights under this Agreement without the prior written consent of the other parties.

(g)     Specific Enforcement. Without limiting the remedies available to each of the parties hereto, each party acknowledges that any failure by any party to comply with its obligations this Agreement may result in material irreparable injury to the other parties for which there is no adequate remedy at law, that it would not be possible to measure damages for such injuries precisely and that, in the event of any such failure, each party may obtain such relief as may be required to specifically enforce Parent’s, the Sponsor’s or any Holder’s obligations under this Agreement.

(h)     Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(i)     Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(j)     GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF DELAWARE.

(k)     Dispute Resolution. The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of Delaware and to the jurisdiction of the United States District Court for the District of Delaware for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the state courts of Delaware or the United States District Court for the District of Delaware, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

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(l)     WAIVER OF JURY TRIAL. EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE SECURITIES OR THE SUBJECT MATTER HEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

(m)     Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

[SIGNATURE PAGE FOLLOWS]

Annex D-16

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.

SOFTWARE ACQUISITION HOLDINGS, INC.
By:
Name:
Title:
CURIOSITYSTREAM INC.
By:
Name:
Title:
SOFTWARE ACQUISITION HOLDINGS LLC
By:
Name:
Title:

[Signature Page to Investor Rights Agreement]

Annex D-17

[HOLDER]
By:
Name:
Title:
Address for Notice:

[Signature Page to Investor Rights Agreement]

Annex D-18

Software Acquisition Group Inc.

c/o Isaac Kagan

Continental Stock Transfer & Trust Company
1 State Street — 30th Floor
New York, New York 10004

SPECIAL MEETING
OF SHAREHOLDERS OF SOFTWARE ACQUISITION GROUP INC.

YOUR VOTE IS IMPORTANT

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 12, 2020.

P R O X Y C A R D

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated September 22, 2020 in connection with the Special Meeting of Stockholders (the “Special Meeting”) to be held at 10:00 a.m. Eastern Time on October 12, 2020, virtually at https://www.cstproxy.com/softwareacquisitiongroup/sm2020, and hereby appoints Jonathan S. Huberman and Mike Nikzad, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all ordinary shares of Software Acquisition Group Inc. (“Software Acquisition Group”) registered in the name provided, which the undersigned is entitled to vote at the Special Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL NO. 1, PROPOSAL NO. 2, PROPOSAL NO. 3, PROPOSAL NO. 4, PROPOSAL NO. 5, PROPOSAL NO. 6, PROPOSAL NO. 7, PROPOSAL NO. 8, PROPOSAL NO. 9, PROPOSAL NO. 10, PROPOSAL NO. 11, PROPOSAL NO. 12, PROPOSAL NO. 13 AND, IF NECESSARY, PROPOSAL NO. 14.

(Continued and to be marked, dated and signed on reverse side)

Please mark vote as indicated in this example	☒	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NOS. 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13 AND 14.

Proposal No. 1 — The Business Combination Proposal — To consider and vote upon a proposal to approve the Agreement and Plan of Merger, dated as of August 10, 2020, by and among Software Acquisition Group Inc. (the “Company”), CS Merger Sub, Inc., CuriosityStream Inc. (“CuriosityStream”) and Hendricks Factual Media LLC and the transactions contemplated thereby (collectively, the “Business Combination”), including the merger of CuriosityStream into CS Merger Sub, Inc. (the “Business Combination Proposal”).

	FOR ☐	AGAINST ☐	ABSTAIN ☐

The Charter Proposals — To consider and vote upon the following seven separate proposals (collectively, the “Charter Proposals”) to approve the following material differences between the current amended and restated certificate of incorporation of the Company (the “Existing Charter”) and the second amended and restated certificate of incorporation of the Company (the “Proposed Charter”).

Proposal No. 2 — Authorized Shares — To authorize the change in the authorized capital stock of the Company from (a) 110,000,000 shares of common stock, consisting of 100,000,000 shares of Class A Common Stock and 10,000,000 shares of Class B Common Stock and 1,000,000 shares of preferred stock to (b) 125,000,000 shares common stock and 1,000,000 shares of preferred stock.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal No. 3 — Elimination of Class B Common Stock — To authorize the removal of all provisions relating to the Class B Common Stock, including without limitation conversion, anti-dilution and special voting rights of the Class B Common Stock.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal No. 4 — No Class Vote on Changes in Authorized Number of Shares of Stock — To provide that with respect to any vote to increase or decrease the number of authorized shares of any class or classes of stock (but not below the number of shares then outstanding) requires the affirmative vote of the holders of the majority of the voting power of the stock of the Company entitled to vote generally in the election of directors, voting together as a single class, without a separate vote of the holders of the class or classes the number of authorized shares of which are being increased or decreased, unless a separate voting standard is expressly set forth in the certificate of designation of preferred stock of the Company.

	FOR ☐	AGAINST ☐	ABSTAIN ☐
Proposal No. 5 — Number of Directors to be Determined in Bylaws — To provide that the number of directors shall be fixed from time to time in the manner provided in New CuriosityStream’s Bylaws.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal No. 6 — Amendments to Waiver of Corporate Opportunities Prospective Only — To provide that any alteration, amendment, addition to or repeal of the provisions of the Proposed Charter that relates to the waiver of corporate opportunities will not eliminate or reduce such provisions in respect of any business opportunity first identified or any other matter occurring, or any cause of action, suit or claim that, but for such provisions, would accrue or arise, prior to such alteration, amendment, addition repeal or adoption.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal No. 7 — Required Vote to Amend Certain Provisions Relating to the Directors — To require the affirmative vote of 66.7% of the outstanding shares of stock entitled to vote in the election of directors, voting as a single class, to effect any amendment to the charter relating to the powers, number, election, term, vacancies or removal of directors of New CuriosityStream.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal No. 8 — Removal of Exemptions to Deemed Service of Process in Exclusive Forum Provision — To remove specific exemptions to the deemed acceptance of service of process on counsel bringing claims outside Delaware for stockholder suits as to which (a) the Delaware Chancery Court determines there is an indispensable party not subject to the jurisdiction of the Delaware Chancery Court, (b) is vested in the exclusive jurisdiction of a court or forum other than the Delaware Chancery Court or (c) for which the Delaware Chancery Court does not have subject matter jurisdiction.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal No. 9 — Exclusive Forum for Internal Corporate Claims — To provide that the Delaware Chancery Court will be the exclusive jurisdiction for any stockholder to bring any action asserting an “internal corporate claim” as defined in Section 115 of the Delaware General Corporation Law.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal No. 10 — Exclusive Forum for Claims Under the Securities Act and for Offers and Sales of Securities — To provide that the Federal District Courts of the United States of America will be the exclusive forum for resolution of any complaint asserting a cause of action under the Securities Act of 1933, as amended, or with respect to the offer or sale of securities of the Company.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal No. 11 — Replacement of the Existing Charter — To authorize all other changes in connection with the amendment and restatement of the Existing Charter (a copy of which is attached to the accompanying proxy statement as Annex B, including changing the name of the Company to CuriosityStream Inc., removing provisions that relate solely to a pre-combination special purpose acquisition company, reclassifying the Class A Common Stock as Common Stock of the Company, removing references to sections that will be deleted, and further clarifying changes to the indemnification provisions.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal No. 12 — The Stock Issuance Proposal — To consider and vote upon a proposal to approve, for the purpose of complying with NASDAQ Listing Rule 5635(a), the issuance of Class A Common Stock pursuant to the merger agreement and 2,500,000 shares of Class A Common Stock to certain investors in a private placement.

	FOR ☐	AGAINST ☐	ABSTAIN ☐
Proposal No. 13 — The Omnibus Incentive Plan Proposal — To consider and vote upon a proposal to approve and adopt the CuriosityStream Inc. 2020 Omnibus Incentive Plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal No. 14 — The Adjournment Proposal — To allow, if necessary, Software Acquisition Group’s board of directors to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Proposals, or holders of Software Acquisition Group’s public shares have elected to redeem an amount of public shares such that Software Acquisition Group would have less than $5,000,001 of net tangible assets would not be satisfied or waived by CuriosityStream.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

Shareholder Certification — I hereby certify that I am not acting in concert or as a “group” as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, with any other shareholder with respect to the shares represented hereby in connection with the Business Combination.

SHAREHOLDER CERTIFICATION ☐
Dated:	_________________________________________________________________________________________ , 2020

(Signature)

(Signature if held Jointly)

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH IN PROPOSAL NOS. 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13 AND 14 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.